Securities Act File No. 333-280508
As filed with the Securities and Exchange Commission on August 21, 2025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 2 ☒
Post-Effective Amendment No. ☐

BLUE OWL CREDIT INCOME CORP.
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, NY 10022
(212) 419-3000
(Address and telephone number, including area code, of principal executive offices)

Jonathan Lamm
Chief Operating Officer and Chief Financial Officer
399 Park Avenue
New York, NY 10022
(Name and address of agent for service)

COPIES TO:
Cynthia M. Krus, Esq.
Kristin H. Burns, Esq.
Dwaune L. Dupree, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20004
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
No new interests in the Registrant are being registered by this filing. Registration fee was paid in connection with Registrant’s previous filing.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED August 21, 2025
Preliminary Prospectus
Blue Owl Credit Income Corp.
$                % Notes due 20

Blue Owl Credit Income Corp. (the “Company,” “we,” “us,” or “our”) is offering $               in aggregate principal amount of                % notes due 20     , (the “Notes”). We will pay interest on the Notes semi-annually in arrears on                 and                of each year, beginning on                , 20  . The Notes will mature on                , 20     . We may redeem the Notes in whole or in part at any time, or from time to time, at the applicable redemption price discussed under the caption “Description of the Notes—Optional Redemption” in this prospectus. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
The Notes will be our direct unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu, or equal, in right of payment with all outstanding and future unsecured unsubordinated indebtedness issued by us, rank effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. None of our current indebtedness is subordinated to the Notes and we do not presently expect to issue any such subordinated debt. This prospectus includes additional information on the terms of the Notes, including redemption and repurchase prices, and covenants.
We are an externally managed closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended. We are managed by Blue Owl Credit Advisors LLC, which is registered as an investment adviser with the U.S. Securities and Exchange Commission. We also have elected to be treated, and intend to qualify annually, as a regulated investment company for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended.
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which includes common and preferred stock, securities convertible into common stock, and warrants. We define “middle-market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.50 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We generally seek to invest in upper middle-market companies with a loan-to-value ratio (the amount of outstanding debt as a percentage of the value of the company) of 50% or below. We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). We intend, under normal circumstances, to invest directly, or indirectly through our investments in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund) (“OCIC SLF”) and Blue Owl Credit SLF LLC (“Credit SLF”) or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of our capital base.
Investing in the Notes involves a high degree of risk. To read the discussion of the material risks of investing in the Notes, including the risk of leverage, in “Risk Factors” beginning on page 26 of this prospectus.

This prospectus contains important information that you should know before investing in the Notes. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 399 Park Avenue, 37th Floor, New York, New York 10022, or by telephone at (212) 419-3000 or on our website at www.ocic.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at http://www.sec.gov, which contains such information.
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public Offering Price(1)
Underwriting Discount (sales load)
Proceeds to us, before expenses(2)
_______________
(1)The public offering price set forth above does not include accrued interest, if any. Interest on the Notes must be paid by the purchaser if the Notes are delivered after               .
(2)We estimate that we will incur offering expenses of approximately $       in connection with this offering.
We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
We and the underwriters have not authorized any dealer, salesperson or other person to give any information or represent anything to you other than the information contained in this prospectus. You must not rely on unauthorized information or representations.
This prospectus does not offer to sell or ask for offers to buy any of the Notes in any jurisdiction where such an offer or sale would be unlawful, or where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the Notes.
The information in this prospectus is current only as of the date on its cover, and may change after that date. We do not represent that at any time after the date of this prospectus our affairs will be the same as what is described in this prospectus or that the information in this prospectus otherwise will continue to be correct—nor do we imply those things by delivering this prospectus or selling Notes to you. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company,” the “Issuer,” and “OCIC” refer to Blue Owl Credit Income Corp., together with its consolidated subsidiaries. In addition, the terms “Adviser” and “Administrator” refer to Blue Owl Credit Advisors LLC, individually, while “Blue Owl Credit Advisers” refers to Blue Owl Credit platform collectively with its affiliates in the credit-focused adviser business of Blue Owl. “Blue Owl” refers to Blue Owl Capital Inc., collectively with its affiliates as the context requires and the term “indenture” refers to the base indenture between us and Truist Bank, as trustee, or the trustee, dated as of September 23, 2021, as supplemented by a separate supplemental indenture, to be dated as of the settlement date of the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes.

Delivery of the Notes in book-entry only form through The Depository Trust Company will be made on or about                 .

Joint Book-Running Managers
Co-Managers
Prospectus dated

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PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus and contains a summary of material information that a prospective investor should know before investing in the Notes. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read our entire prospectus before investing in our common stock. Throughout this prospectus we refer to Blue Owl Credit Income Corp. as “we,” “us,” “our” or the “Company” and Blue Owl Credit Advisors LLC, our investment adviser, as “the Adviser,” “OCA” or “our Adviser.”
Blue Owl Credit Income Corp.
Blue Owl Credit Income Corp. was formed on April 22, 2020 as a corporation under the laws of the State of Maryland. We are an externally managed, closed-end management investment company that has elected to be treated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, and we intend to operate in a manner so as to qualify for the tax treatment applicable to RICs. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “Business—Regulation” and “—Certain U.S. Federal Income Tax Considerations.”
We are externally managed by Blue Owl Credit Advisors LLC pursuant to an investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”). Our Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), an indirect affiliate of Blue Owl Capital, Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies. Subject to the overall supervision of our board of directors (the “Board”), our Adviser manages our day-to-day operations, and provides investment advisory and management services, to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. Our Adviser is responsible for managing our business and activities, including managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential conducting research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals. Since our Adviser and its affiliates began investment activities in April 2016 through June 30, 2025, our Adviser and its affiliates have originated $164.01 billion aggregate principal amount of investments across multiple industries, of which $160.03 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. The Adviser also serves as our Administrator pursuant to an Administration Agreement between us and the Adviser (the “Administration Agreement”). See “Management and Other Agreements and Fees.”
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies and is intended to generate favorable returns across credit cycles with an emphasis on preserving capital. We seek to generate current income primarily in U.S. middle-market companies, both sponsored and non-sponsored, through direct originations of senior secured loans or originations of unsecured loans, subordinated loans or mezzanine loans, broadly syndicated loans and, to a lesser extent, investments in equity and equity-related securities including warrants, preferred stock and similar forms of senior equity. We define “middle-market companies” to generally mean companies with EBITDA between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.50 billion at the time of investment. We generally invest in companies with a low loan-to-value ratio (e.g., the amount of outstanding debt as a percentage of the value of the company), which we consider to be 50% or below. We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). We intend, under normal circumstances, to invest directly, or indirectly through our investments in OCIC SLF LLC

(f/k/a Blue Owl Credit Income Senior Loan Fund) (“OCIC SLF”) and Blue Owl Credit SLF LLC (“Credit SLF”) or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of our capital base. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments. We may make investments with shorter or longer maturities from time to time. As of June 30, 2025, excluding the investment in OCIC SLF, Credit SLF and certain investments that fall outside our typical borrower profile, our portfolio companies representing 93.5% of our total debt portfolio based on fair value, had weighted average annual revenue of $1.20 billion, weighted average annual EBITDA of $291.7 million, an average interest coverage of 2.0x and an average net loan-to-value of 39.6%. For additional information about how we define the middle-market, see “Business — Investment Selection.”
While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. See “— Regulation as a Business Development Company.”
A BDC generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if its asset coverage, as defined in the 1940 Act, would at least be equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it can incur. For example, under a 150% asset coverage ratio a BDC may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio a BDC may borrow only $1 for investment purposes for every $1 of investor equity. The Adviser, as our sole shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150%. See “Regulation.”
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds to make investments has specific benefits and risks, and all of the costs of borrowing funds would be ultimately borne by holders of our common stock.
Investment Portfolio
As of June 30, 2025, based on fair value, our portfolio consisted of 88.6% first lien senior secured debt investments (of which 38.4% we consider to be unitranche debt investments (including “last-out” portions of such loans)), 4.7% second-lien senior secured debt investments, 1.4% unsecured debt investments, 1.0% joint ventures, 1.5% preferred equity investments, and 2.8% common equity investments.
As of June 30, 2025, our weighted average total yield of the portfolio at fair value and amortized cost was 9.7% and 9.6%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 9.8% and 9.7%, respectively. Refer to our weighted average yields and interest rates table for more information on our calculation of weighted average yields. As of June 30, 2025, the weighted average spread of total debt investments was 5.0%.
As of June 30, 2025 we had investments in 357 portfolio companies with an aggregate fair value of $32.00 billion. As of June 30, 2025, we had net leverage of 0.82x debt-to-equity and we target net leverage of 0.90x-1.25x debt-to-equity.

Our Adviser and Administrator
The Adviser serves as our investment adviser pursuant to the Investment Advisory Agreement. See “Business - Investment Advisory Agreement” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. The Adviser serves as our Administrator pursuant to the Administration Agreement. See “Business - Administration Agreement” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. The Adviser, a Delaware limited liability company that is registered with the SEC as an investment adviser under the Advisers Act. The Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform. Blue Owl consists of three product platforms: (1) Credit, (2) GP Strategic Capital, which primarily focuses on acquiring equity stakes in or providing debt financing to large multi-product private equity and private credit firms and (3) Real Assets, which primarily focuses on the strategies of net lease real estate, real estate credit and digital infrastructure, which focuses on acquiring, financing, developing and operating data centers and related digital infrastructure assets.
Blue Owl’s Credit platform includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent strategies and is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The direct lending strategy of Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OTCA, OTCA II, and OPFA, the “Blue Owl Credit Advisers”), which are also registered investment advisers and offers private credit solutions to primarily upper-middle-market companies through differentiated access points including through the Company, Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp. (collectively, the “Blue Owl BDCs”), private funds and separately managed accounts (collectively, with the Blue Owl BDCs, the “Blue Owl Credit Clients”).
The Adviser’s investment team (the “Investment Team”) is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl’s Credit platform’s direct lending investment committees. Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged each sit on the direct lending strategy’s four investment committees: Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Patrick Linnemann, Meenal Mehta and Logan Nicholson. We consider the individuals on the Diversified Lending Investment Committee to be our portfolio managers. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and monitors our portfolio companies on an ongoing basis. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations and provides investment advisory and management services to us. See “Portfolio Management.”
As of June 30, 2025, the Adviser and its affiliates had $145.47 billion of assets under management across Blue Owl Credit’s platform of which $107.7 billion was attributable to the direct lending strategy.
Blue Owl Credit Clients and other Blue Owl clients may have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Blue Owl Credit Advisers have put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.
In addition, the Adviser and certain of its affiliates have been granted exemptive relief by the SEC that allows the Company to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Exemptive Relief.”
The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. These activities may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting on its own account. See “Risk Factors — Risks Related to Our Adviser and Its Affiliates —We may make investments that could give rise to a conflict of interest.”
Potential Market Trends
We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:
Limited Availability of Capital for Middle Market Companies. The middle-market is a large addressable market. According to GE Capital’s National Center for the Middle Market Year-End 2024 Middle Market Indicator, there are approximately 200,000 U.S. middle-market companies, which have approximately 48 million aggregate employees. Moreover, the U.S. middle-market accounts for one-third of private sector gross domestic product (“GDP”). GE defines U.S. middle-market companies as those between $10 million and $1.00 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle-market companies. We believe U.S. middle-market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. We believe that regulatory and structural factors, industry consolidation and general risk aversion, limit the amount of traditional financing available to U.S. middle-market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there are a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.
Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. Access to underwritten bond and syndicated loan markets is challenging for middle-market companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors, such as mutual funds and exchange traded funds (“ETFs”) who, among other things, are focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle-market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we have a more stable capital base and have the ability to invest in illiquid assets, and we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit. We believe that periods of market volatility, such as the current period of market volatility caused, in part, by uncertainty regarding inflation and interest rates, and current geopolitical conditions have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even as the public loan markets remain open. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms broadly, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.60 trillion as of December 31, 2024, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.
Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle-market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle-market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.
Conservative Capital Structures. With more conservative capital structures, U.S. middle-market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle-market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.
Attractive Opportunities in Investments in Loans. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issued with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.
Potential Competitive Strengths
We believe that the Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure. The members of the Diversified Lending Investment Committee have an average of over 25 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance, mergers and acquisitions, and workout restructuring. The members of the Diversified Lending Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Diversified Lending Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments and offering a diverse product set to help meet borrowers’ needs.
Distinctive Origination Platform. To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries.

The Investment Team includes more than 130 investment professionals and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies. In addition, we believe that as a result of the formation of Blue Owl, the investment team has enhanced sourcing capabilities because of their ability to utilize Blue Owl’s resources and its relationships with the financial sponsor community and service providers, which we believe may broaden our deal funnel and result in an increased pipeline of deal opportunities.
The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.
Since its inception in April 2016 through June 30, 2025, the Adviser and its affiliates have reviewed over 10,800 opportunities and sourced potential investment opportunities from more than 820 private equity sponsors and venture capital firms. We believe that the Adviser receives “early looks” and “last looks” based on its and Blue Owl’s relationships, allowing it to be highly selective in the transactions it pursues.
Potential Long-Term Investment Horizon. We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).
Defensive, Income-Orientated Investment Philosophy. The Adviser employs a defensive investment approach focused on long- term credit performance. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring. The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector-or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. Although we may invest in “covenant-lite” loans, which generally do not have a complete set of financial maintenance covenants, we anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company or otherwise include provisions protecting our rights as a minority-interest holder, which we believe will allow us to closely monitor the performance of these portfolio companies. In addition, the Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risks; and, on at least a monthly basis, evaluates existing and newly identified situations where operating results are deviating from expectations. As part of its monitoring process, the Adviser focuses on projected liquidity needs and where warranted, re-underwriting credits and evaluating downside and liquidation scenarios.
Structure of Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described herein, and equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. See “Investment Process Overview —Inclusion of Covenants.”
Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We generally invest in the following types of debt:
•First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand alone first-lien loans, “unitranche” loans (including “last out” portions of such loans), and secured corporate bonds with similar features to these categories of first-lien loans. As of June 30, 2025, 38.4% of our first lien debt was comprised of unitranche loans.
•Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.
•Unitranche loans. Unitranche loans (including the “last out” portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are typically set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.
•Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•Mezzanine debt (unsecured debt investments). Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.
•Broadly syndicated loans. Broadly syndicated loans (whose features are similar to those described under “First-lien debt” and “Second-lien debt” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described above. The proceeds of broadly syndicated loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: collateralized loan obligations (“CLOs”); senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants.
Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:
•requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;
•negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial maintenance covenants), lien protection, limitations on debt incurrence, restrictions on asset sales, downside and liquidation cases, restrictions on dividends and other payments, cash flow sweeps, collateral protection, required debt amortization, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and
•including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.
Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.
Equity Investments.
Our investment in a portfolio company could be or may include an equity interest, such as common stock or preferred stock, or equity linked interest, such as a warrant or profit participation right. We may make direct and indirect equity investments with or without a concurrent investment in a more senior part of the capital structure of the issuer. Our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder.

Specialty Financing Portfolio Companies. We may make equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our specialty financing companies include the following:
•Amergin, which consists of AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. Amergin was created to invest in a leasing platform focused on railcar, aviation and other long-lived transportation assets. Amergin acquires existing on-lease portfolios of new and end-of-life railcars and related equipment and selectively purchases off-lease assets and is building a commercial aircraft portfolio through aircraft financing and engine acquisition on a sale and lease back basis.
•Fifth Season Investment LLC (“Fifth Season”), a portfolio company created to invest in life insurance based assets, including secondary and tertiary life settlement and other life insurance exposures using detailed analytics, internal life expectancy review and sophisticated portfolio management techniques.
•LSI Financing 1 DAC (“LSI Financing DAC”), a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements in the life sciences space.
•LSI Financing LLC (“LSI Financing LLC”), a separately managed portfolio company formed to indirectly own royalty purchase agreements and loans in the life sciences space.
Joint Ventures
•OCIC SLF LLC (“OCIC SLF”). We may make equity investments in OCIC SLF, a Delaware limited liability company, which is a joint venture between us and State Teachers Retirement System of Ohio. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations.
•Blue Owl Credit SLF LLC (“Credit SLF”). We may make equity investments in Credit SLF, a Delaware limited liability company, which is a joint venture between us, OBDC, OBDC II, OTF, OTIC, and State Teachers Retirement System of Ohio. Credit SLF’s principal purpose is to make investments in senior secured loans to middle-market companies, broadly syndicated loans and senior and subordinated notes issued by collateralized loan obligations.
•Blue Owl Leasing LLC (“Blue Owl Leasing”). We may make equity investments in Blue Owl Leasing, a Delaware limited liability company, which is a joint venture between us, OBDC, OBDC II, OTF, OTIC, two Blue Owl managed alternative credit funds, (Blue Owl Alternative Credit Fund and Blue Owl Asset Leasing Fund) and California State Teachers Retirement System. Blue Owl Leasing’s principal purpose is to make investments in financing leases.

Operating and Regulatory Structure
We are an externally-managed, closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, we have elected for U.S. federal income tax purposes, and intend to qualify annually, to be treated as a RIC under subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.” Our investment activities are managed by our Adviser and supervised by our Board, a majority of whom are not “interested persons” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”
Conflicts of Interest
We have entered into the Investment Advisory Agreement, the Administration Agreement, and an expense support and conditional reimbursement agreement with the Adviser (the “Expense Support Agreement”). Pursuant to

the Investment Advisory Agreement, we pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees — Investment Advisory Agreement” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See “Management and Other Agreements and Fees — Administration Agreement” for a description of how the expenses reimbursable to the Adviser will be determined. The Expense Support Agreement became effective as of November 12, 2020 and was terminated by the Adviser on March 7, 2023. The purpose of the Expense Support Agreement was to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expense Support and Conditional Reimbursement Agreement.” In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.
Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and officers and directors of the Company and certain professionals of Blue Owl, and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC. In addition, our executive officers and directors and the members of the Adviser and members of its Diversified Lending Investment Committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investments funds, accounts or other investment vehicles managed by our affiliates which may have investment objectives similar to our investment objective. At times we may compete with the Blue Owl Credit Clients and other Blue Owl clients, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients and other Blue Owl clients. This can create a potential conflict when allocating investment opportunities among us and such other Blue Owl Credit Clients and other Blue Owl clients. An investment opportunity that is suitable for multiple clients of the Blue Owl Credit Advisers or other affiliated advisers and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Related to Our Business.”
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Blue Owl Credit Advisers’ allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other Blue Owl clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Exemptive Relief
We may be prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”) from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, the Adviser and certain of our affiliates were granted an order for exemptive relief that permitted co-investing with our affiliates subject to various approvals of the Board and other conditions. On May 6, 2025, we, the Adviser and certain of our affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief (the “Order”) by the SEC for us to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when we co-invest with our affiliates in an issuer where our affiliate has an existing investment in the issuer, and (2) if we dispose of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee our participation in the co-investment program. As required by the Order, we have adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and our Chief Compliance Officer will provide reporting to the Board.
In addition, we have received an order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.
Risk Factors
An investment in the Notes involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in the Notes. Risks involved in purchasing the Notes include (among others) the following:
You are subject to risks related to an investment in the Notes
•The Notes are unsecured and effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
•The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.
•An increase in market interest rates could result in a decrease in the market value of the Notes.
•Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
•The indenture under which the Notes are issued contains limited protection for holders of the Notes.
•The optional redemption provision may materially adversely affect your return on the Notes.
•We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.
•If an active trading market does not develop for the Notes, you may not be able to resell them.
•We may be subject to certain U.S. federal income tax imposed at corporate rates which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.
We are subject to risks related to the economy.
•Global economic, political, and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.
•The current period of capital markets disruption and economic uncertainty could have a material adverse effect on our business, financial condition or results of operations.
•Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

•We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
We are subject to risks related to our business and operations.
•The lack of liquidity in our investments may adversely affect our business.
•We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.
•Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.
•If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.
•Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.
•Because our business model depends to a significant extent upon Blue Owl’s relationships with corporations, financial institutions and investment firms, the inability of Blue Owl to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.
•Our investment portfolio is recorded at fair value as determined in good faith by our Adviser in accordance with procedures approved by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
•Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.
•Internal and external cybersecurity threats and risks, as well as other disasters, may adversely affect our business or the business of our portfolio companies by impairing the ability to conduct business effectively.
We are subject to risks related to our Adviser and its affiliates.
•Our Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking or speculative investments, or cause our Adviser to use substantial leverage.
•The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to, among other things, the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.
•Our Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest.
•Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us.
•We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

•Our ability to enter into transactions with our affiliates is restricted.
•Our Adviser’s inability to attract, retain and develop human capital in a highly competitive talent market could have an adverse effect on our Adviser, and thus us.
We are subject to risks related to business development companies.
•The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
•Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.
We are subject to risks related to our investments
•Our investments in portfolio companies may be risky, and we could lose all or part of our investments.
•We have invested and may continue to invest through joint ventures, partnerships and other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.
•Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold which could harm our operating results.
•Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
•We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
•We and our portfolio companies are, and will continue to be, exposed to risks associated with changes in interest rates.
•International investments create additional risks.
•Our portfolio may be focused on a limited number of portfolio companies or industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
We are subject to risks related to U.S. federal income tax.
•We will be subject to U.S. federal income tax if we are unable to maintain our tax treatment as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries that are treated as corporations for U.S. federal income tax purposes, which may impact our ability to make payments under the Notes.
•We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
We are subject to general risks.
•Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•Heightened scrutiny of the financial services industry by regulators may materially and adversely affect our business.
Taxation of Our Company
We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes; however no assurance can be given that we will be able to maintain our RIC tax treatment. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, we generally must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses See “Certain U.S. Federal Income Tax Considerations.”
Company Information
Our administrative and executive offices are located at 399 Park Avenue, New York, NY 10022, and our telephone number is (212) 419-3000. We maintain a website at www.ocic.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
Recent Developments
Equity Raise
As of August 7, 2025, we have issued 644,000,377 shares of Class S common stock, 97,886,560 shares of Class D common stock, and 1,241,752,439 shares of Class I common stock and have raised total gross proceeds of $6.09 billion, $0.91 billion, and $11.68 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from an entity affiliated with the Adviser. In addition, we expect to receive $0.96 billion in gross subscription payments which we accepted on August 1, 2025 and which is pending our determination of the net asset value per share applicable to such purchase.
Dividend
On August 5, 2025, we declared a distribution of (i) $0.070100 per share, payable on or before September 30, 2025 to shareholders of record as of August 29, 2025, (ii) $0.070100 per share, payable on or before October 31, 2025 to shareholders of record as of September 30, 2025, and (iii) $0.070100 per share, payable on or before November 30, 2025 to shareholders of record as of October 31, 2025 and (iv) a special distribution of $0.032700 per share, payable on or before October 31, 2025 to shareholders of record as of September 30, 2025.
Core Income Funding I Amendments
On July 10, 2025, Core Income Funding I entered into Amendment No. 4 to SPV Asset Facility I in order to join a new lender and increase the maximum principal amount of SPV Asset Facility I from $450.0 million to $550.0 million. Subsequently, on July 24, Core Income Funding I entered into Amendment No. 5 to SPV Asset Facility I in order to increase the maximum principal amount of SPV Asset Facility I from $550.0 million to $650.0 million.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING
This section outlines certain legal and financial terms of the Notes. You should read this section together with the more detailed description of the Notes under the heading “Description of the Notes” in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes, as amended from time to time, the “indenture”.

Issuer	Blue Owl Credit Income Corp., a Maryland corporation

Title of the Securities	% Notes due

Aggregate Principal Amount Being Offered	$

Initial Public Offering Price	%

Interest Rate	%

Yield to Maturity	%

Trade Date	, 2025

Issue Date	, 2025

Maturity Date	, , unless earlier repurchased or redeemed

Interest Payment Dates	and , commencing , 2025.

Ranking of Notes
The Notes will be our direct, general unsecured obligations and:
•rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;
•rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, the 3.125% notes due 2026 (the “September 2026 Notes”), of which $350.0 million was outstanding as of June 30, 2025; the 4.70% notes due 2027 (the “February 2027 Notes”), of which $500.0 million was outstanding as of June 30, 2025; the 7.750% notes due 2027 (the “September 2027 Notes”), of which $600.0 million was outstanding as of June 30, 2025; the 6.500% Fixed Rate Notes due 2027 (the “AUD 2027 Notes”), of which A$450.0 million was outstanding as of June 30, 2025; the 5.900% notes due 2028 (the “May 2028 Notes”), of which $500.0 million was outstanding as of June 30, 2025; the 7.950% notes due 2028 (the “June 2028 Notes”), of which $650.0 million was outstanding as of June 30, 2025; the 7.750% notes due 2029 (the “January 2029 Notes”), of which $550.0 million was outstanding as of June 30, 2025; the 6.600% notes due 2029 (the “September 2029 Notes”), of which $900.0 million was outstanding as of June 30, 2025; the 5.800% notes due 2030 (the “March 2030 Notes”), of which $1.0 billion was outstanding as of June 30, 2025; and the 6.650% notes due 2031 (the “March 2031 Notes”), of which $750.0 million was outstanding as of June 30, 2025; and
•are effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation borrowings under the Revolver, of which approximately $1.9 billion was outstanding as of June 30, 2025; and

•are structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under the SPV Asset Facilities, of which approximately $4.3 billion was outstanding as of June 30, 2025, and the OCIC CLOs, of which approximately $2.5 billion was outstanding as of June 30, 2025.
As of        , our total indebtedness was approximately $     billion aggregate principal amount outstanding, of which approximately $     billion was secured indebtedness. See “Capitalization.”

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption
Prior to            (one month prior to maturity date of the Notes) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus       basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.
On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

Sinking Fund	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.

Offer to Purchase upon a Change of Control Repurchase Event
If a Change of Control Repurchase Event occurs prior to maturity, unless we have exercised our right to redeem the Notes in full, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Legal Defeasance
If there is a change in U.S. tax law or we obtain an Internal Revenue Service ruling described herein, the Notes will be subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described under “Description of the Notes—Defeasance—Legal Defeasance”, we can legally release ourselves from all payment and other obligations on the Notes.

Covenant Defeasance
Under current U.S. tax law and the indenture, the Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described under “Description of the Notes—Defeasance— Covenant Defeasance”, we will be released from some of the restrictive covenants in the indenture.

Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent and Registrar	Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association.

Events of Default
If an event of default (as described under “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants
In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes:
•We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.
•If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or GAAP.

No Established Trading Market
The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they currently intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See “Underwriting.” Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and Settlement Procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility or liability for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Use of Proceeds
We estimate that net proceeds we will receive from the sale of the Notes in this offering will be approximately $                , after deducting the underwriter discounts and estimated offering expenses payable by us. We intend to use the net proceeds of this offering for the general corporate purposes of us and our subsidiaries.

Governing Law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

FINANCIAL HIGHLIGHTS
The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following tables for the six months ended June 30, 2025 are derived from our unaudited consolidated financial statements and the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

	For the Six Months Ended June 30,
	2025
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.54	$9.55	$9.57
Results of operations:
Net investment income (loss)(1)	0.41	0.44	0.45
Net realized and unrealized gain (loss)(2)	(0.08)	(0.09)	(0.08)
Net increase (decrease) in net assets resulting from operations	$0.33	$0.35	$0.37
Shareholder distributions:
Distributions from net investment income(3)	(0.41)	(0.44)	(0.45)
Distributions in excess of net investment income(3)	(0.04)	(0.03)	(0.04)
Net decrease in net assets from shareholders’ distributions	$(0.45)	$(0.47)	$(0.49)
Total increase (decrease) in net assets	(0.12)	(0.12)	(0.12)
Net asset value, at end of period	$9.42	$9.43	$9.45

Total return(4)	3.5%	3.8%	3.9%

Ratios
Ratio of net expenses to average net assets(5)(6)	9.6%	9.0%	8.7%
Ratio of net investment income to average net assets(6)	9.0%	9.6%	9.9%
Portfolio turnover rate	16.4%	16.4%	16.4%

Supplemental Data
Weighted-average shares outstanding	580,809,758	56,573,122	1,108,266,084
Shares outstanding, end of period	615,947,390	57,044,599	1,180,086,396
Net assets, end of period	$5,804,679	$538,161	$11,152,206

__________________
(1)The per share data was derived using the weighted average shares outstanding during the period.
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the six months ended June 30, 2025, the total operating expenses to average net assets were 9.6%, 9.0% and 8.8%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses and offering expenses.

	For the Years Ended December 31,
	2024			2023			2022			2021			2020(8)
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock(7)	Class D common stock(7)	Class I common stock(7)	Class S common stock(7)	Class D common stock(7)	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.48	$9.49	$9.50	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$9.26	$9.26	$9.44	$—	$—	$10.00
Results of operations:
Net investment income (loss)(1)	1.02	1.08	1.10	1.04	1.10	1.12	0.76	0.81	0.84	0.59	0.64	0.63	—	—	(0.71)
Net realized and unrealized gain (loss)(2)	(0.07)	(0.07)	(0.07)	0.25	0.25	0.25	(0.31)	(0.35)	(0.38)	(0.06)	(0.06)	(0.22)	—	—	0.15
Net increase (decrease) in net assets resulting from operations	$0.95	$1.01	$1.03	$1.29	$1.35	$1.37	$0.45	$0.46	$0.46	$0.53	$0.58	$0.41	$—	$—	$(0.56)
Shareholder distributions:
Distributions from net investment income(3)	(0.89)	(0.95)	(0.96)	(0.87)	(0.93)	(0.95)	(0.72)	(0.72)	(0.72)	(0.46)	(0.51)	(0.51)	—	—	—
Net decrease in net assets from shareholders’ distributions	$(0.89)	$(0.95)	$(0.96)	$(0.87)	$(0.93)	$(0.95)	$(0.72)	$(0.72)	$(0.72)	$(0.46)	$(0.51)	$(0.51)	$—	$—	$—
Total increase (decrease) in net assets	0.06	0.06	0.07	0.42	0.42	0.42	(0.27)	(0.26)	(0.26)	0.07	0.07	(0.10)	—	—	(0.56)
Net asset value, at end of period	$9.54	$9.55	$9.57	$9.48	$9.49	$9.50	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$—	$—	$9.44

Total return(4)	10.4%	11.1%	11.5%	12.6%	13.3%	13.5%	4.2%	4.9%	5.2%	5.1%	6.1%	4.3%	—%	—%	(5.6)%

Ratios
Ratio of net expenses to average net assets(5)(6)	10.9%	10.3%	10.0%	11.1%	10.6%	10.3%	9.8%	8.7%	8.4%	7.0%	7.2%	6.6%	—%	—%	6.5%
Ratio of net investment income to average net assets(6)	11.0%	11.6%	11.9%	11.3%	12.0%	12.3%	9.0%	9.4%	9.9%	6.1%	6.8%	6.6%	—%	—%	(5.9)%
Portfolio turnover rate	60.6%	60.6%	60.6%	9.4%	9.4%	9.4%	11.3%	11.3%	11.3%	35.8%	35.8%	35.8%	—%	—%	3.7%

Supplemental Data
Weighted-average shares outstanding	433,490,775	46,533,231	783,503,315	254,397,127	61,369,530	435,000,023	149,191,401	38,303,974	239,914,771	14,469,872	6,090,894	30,150,794	—	—	1,030,869
Shares outstanding, end of period	515,664,737	51,059,824	952,454,240	325,845,587	75,427,194	535,625,823	196,951,435	48,895,298	332,811,718	60,700,920	18,552,331	90,103,200	—	—	1,300,100
Net assets, end of period	$4,920,527	$487,805	$9,113,270	$3,087,573	$715,565	$5,089,408	$1,784,126	$443,244	$3,022,383	$566,395	$173,161	$841,172	$—	$—	$12,273
__________________
(1)The per share data was derived using the weighted average shares outstanding during the period.

(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the year ended December 31, 2024, the total operating expenses to average net assets were 10.9%, 10.3% and 10.0%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2023, the total operating expenses to average net assets were 11.1%, 10.6% and 10.3%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2022, the total operating expenses to average net assets were 9.8%, 8.7% and 8.4%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2021, the total operating expenses to average net assets were 6.6%, 7.0% and 6.9%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. From November 10, 2020 (commencement of operations) through December 31, 2020, the total operating expenses to average net assets were 6.6% prior to management fee waivers. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses and offering expenses.
(7)Class S common stock shares were first issued on April 1, 2021. Class D common stock shares were first issued on March 1, 2021.
(8)The Company commenced operations on November 10, 2020. There were no Class S or Class D shares of common stock outstanding as of December 31, 2020.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the end of the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2024, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Promissory Note(5)
December 31, 2024	$—	$—	—	N/A
December 31, 2023	$—	$—	—	N/A
December 31, 2022	$—	$—	—	N/A
December 31, 2021	$—	$—	—	N/A
December 31, 2020	$10.0	$2,226.8	—	N/A
SPV Asset Facility I
December 31, 2024	$300.0	$2,094.8	—	N/A
December 31, 2023	$475.0	$2,085.2	—	N/A
December 31, 2022	$440.4	$1,927.2	—	N/A
December 31, 2021	$301.3	$1,998.5	—	N/A
SPV Asset Facility II
December 31, 2024	$920.0	$2,094.8	—	N/A
December 31, 2023	$1,718.0	$2,085.2	—	N/A
December 31, 2022	$1,538.0	$1,927.2	—	N/A
December 31, 2021	$446.0	$1,998.5	—	N/A
SPV Asset Facility III
December 31, 2024	$971.9	$2,094.8	—	N/A
December 31, 2023	$522.0	$2,085.2	—	N/A
December 31, 2022	$555.0	$1,927.2	—	N/A
SPV Asset Facility IV
December 31, 2024	$355.0	$2,094.8	—	N/A
December 31, 2023	$250.0	$2,085.2	—	N/A
December 31, 2022	$465.0	$1,927.2	—	N/A
SPV Asset Facility V
December 31, 2024	$250.0	$2,094.8	—	N/A
December 31, 2023	$200.0	$2,085.2	—	N/A
SPV Asset Facility VI
December 31, 2024	$350.0	$2,094.8	—	N/A
December 31, 2023	$160.0	$2,085.2	—	N/A
SPV Asset Facility VII
December 31, 2024	$165.9	$2,094.8	—	N/A
SPV Asset Facility VIII
December 31, 2024	$200.0	$2,094.8	—	N/A
CLO VIII
December 31, 2024	$290.0	$2,094.8	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
December 31, 2023	$290.0	$2,085.2	—	N/A
December 31, 2022	$290.0	$1,927.2	—	N/A
CLO XI
December 31, 2024	$260.0	$2,094.8	—	N/A
December 31, 2023	$260.0	$2,085.2	—	N/A
CLO XII
December 31, 2024	$260.0	$2,094.8	—	N/A
December 31, 2023	$260.0	$2,085.2	—	N/A
CLO XV
December 31, 2024	$312.0	$2,094.8	—	N/A
CLO XVI
December 31, 2024	$420.0	$2,094.8	—	N/A
CLO XVII
December 31, 2024	$325.0	$2,094.8	—	N/A
CLO XVIII
December 31, 2024	$260.0	$2,094.8	—	N/A
CLO XIX
December 31, 2024	$260.0	$2,094.8	—	N/A
Revolving Credit Facility
December 31, 2024	$1,335.0	$2,094.8	—	N/A
December 31, 2023	$628.1	$2,085.2	—	N/A
December 31, 2022	$302.3	$1,927.2	—	N/A
December 31, 2021	$451.2	$1,998.5	—	N/A
September 2026 Notes
December 31, 2024	$350.0	$2,094.8	—	N/A
December 31, 2023	$350.0	$2,085.2	—	N/A
December 31, 2022	$350.0	$1,927.2	—	N/A
December 31, 2021	$350.0	$1,998.5	—	N/A
February 2027 Notes
December 31, 2024	$500.0	$2,094.8	—	N/A
December 31, 2023	$500.0	$2,085.2	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A
September 2027 Notes
December 31, 2024	$600.0	$2,094.8	—	N/A
December 31, 2023	$600.0	$2,085.2	—	N/A
December 31, 2022	$600.0	$1,927.2	—	N/A
AUD 2027 Notes
December 31, 2024	$295.5	$2,094.8	—	N/A
June 2028 Notes
December 31, 2024	$650.0	$2,094.8	—	N/A
December 31, 2023	$650.0	$2,085.2	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
March 2025 Notes
December 31, 2024	$500.0	$2,094.8	—	N/A
December 31, 2023	$500.0	$2,085.2	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A
January 2029 Notes
December 31, 2024	$550.0	$2,094.8	—	N/A
December 31, 2023	$550.0	$2,085.2	—	N/A
September 2029 Notes
December 31, 2024	$500.0	$2,094.8	—	N/A
March 2030 Notes
December 31, 2024	$1,000.0	$2,094.8	—	N/A
March 2031 Notes
December 31, 2024	$750.0	$2,094.8	—	N/A
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(1)Total amount of each class of senior securities outstanding at the end of the period presented.
(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Average market value per unit not applicable because the senior securities are not registered for public trading.
(5)Facility was terminated in June 2022.

RISK FACTORS
Investing in our Notes involves a number of significant risks. The following information is a discussion of the known material risk factors associated with an investment in our Notes specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Notes. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such cases, the net asset value of our Notes could decline, and you may lose all or part of your investment.
Risks Related to an Investment in the Notes
The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes will be effectively subordinated, or junior, to any secured indebtedness or other obligations we have currently incurred and may incur in the future (or any indebtedness that is initially unsecured that we later secure) to the extent of the value of the assets securing such indebtedness. Substantially all of our assets are currently pledged as collateral under the Revolving Credit Facility. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of June 30, 2025, we had approximately $1.9 billion of indebtedness outstanding under the Revolver, which will be effectively senior to the Notes.
The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The Notes are obligations exclusively of Blue Owl Credit Income Corp. and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated, or junior, to the SPV Asset Facilities, the OCIC CLOs and all existing and future indebtedness and other obligations (including trade payables) incurred by any of our subsidiaries, financing vehicles or similar facilities and any subsidiaries, financing vehicles or similar facilities that we may in the future acquire or establish. As of June 30, 2025, our subsidiaries had approximately $4.3 billion of indebtedness outstanding under the SPV Asset Facilities and approximately $2.5 billion of indebtedness outstanding under the OCIC CLOs. Our subsidiaries may incur indebtedness in the future, all of which would be structurally senior to the Notes.
Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
As of June 30, 2025, we had approximately $14.8 billion of debt outstanding, of which approximately $8.7 billion was indebtedness secured by our assets or assets of our subsidiaries. The use of debt could have significant consequences on our future operations, including:
•making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding indebtedness;

•resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;
•reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;
•subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates; and
•limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.
Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control.
We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our financing arrangements or otherwise in an amount sufficient to enable us to pay our indebtedness, including the Notes, or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness, including the Notes, on or before the scheduled maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. We cannot assure you that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. We cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to our shareholders or on terms that would not require us to breach the terms and conditions of our existing or future debt agreements, including our payment obligations under the Notes.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings.
The indenture offers limited protection for holders of the Notes.
The indenture offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:
•issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of those subsidiaries, but giving effect, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain conditions are met) after such borrowings;
•pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;
•sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•enter into transactions with affiliates;
•make investments; or
•create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.
The optional redemption provision may materially adversely affect your return on the Notes.
The Notes are redeemable in whole or in part at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Notes being redeemed.
Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes.
If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.
If we are unable to repay debt, lenders having secured obligations, including the lenders under certain of our credit facilities, could proceed against the collateral securing the debt. Because our credit facilities, the March 2025 Notes, the September 2026 Notes, the February 2027 Notes, the September 2027 Notes, the AUD 2027 Notes, the June 2028 Notes, the January 2029 Notes, the September 2029 Notes, the March 2030 Notes and the March 2031 Notes have cross-acceleration provisions, and any future debt will likely have, customary cross-default and cross-acceleration provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Notes” in this prospectus.
We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.
Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture that governs the Notes, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. Our debt instruments may contain restrictions and provisions that we would have to comply with in connection with any repurchase of the Notes. If the holders of the Notes exercise their right to require us to repurchase all the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus.
If an active trading market does not develop for the Notes, you may not be able to resell them.
There currently is no trading market for the Notes. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the underwriters have advised us that they currently intend to make a market in the Notes after the offering, but they are not obligated to do so. Such underwriters may discontinue any market-making in the Notes at any time at their sole discretion. In addition, any market-making activity will be subject to limits imposed by law. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell the Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop for the Notes, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
We may be subject to certain U.S. federal income tax imposed at corporate rates which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.
We will be subject to U.S. federal income tax imposed at corporate rates regardless of whether we continue to qualify as a RIC under Subchapter M of the Code to the extent that we do not timely distribute our earnings and profits to our shareholders. Additionally, should we fail to qualify as a RIC, we would be subject to U.S. federal income tax imposed at corporate rates on all of our taxable income. The imposition of U.S. federal income tax could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

Risks Related to the Economy
Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.
The current worldwide financial markets situation, as well as various social, political, economic and other conditions and events (including political tensions in the United States and around the world, wars and other forms of conflict (including, for example, the ongoing war between Russia and Ukraine and conflict in the Middle East and Northern Africa region), terrorist acts, security operations and catastrophic events, natural disasters such as fires, floods, earthquakes, tornadoes, hurricanes, global health epidemics, pandemics and emergencies, fluctuations in interest rates, strikes, work stoppages, labor shortages, labor disputes, supply chain disruptions and accidents), may disrupt our operations, contribute to increased market volatility, have long term effects on the United States and worldwide financial markets, and cause economic uncertainties or deterioration in the United States and worldwide. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high rates of inflation, which can last many years and have negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. The United States has recently enacted and proposed to enact significant new tariffs. Additionally, the new U.S. Presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. Global health emergencies, natural disasters, strikes, work stoppages or accidents could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so. Additionally, social unrest and other political and security concerns may not abate, may worsen and could spread. Losses from terrorist attacks, global health emergencies, natural disasters, strikes, work stoppages or accidents are generally uninsurable.
The current period of capital markets disruption and economic uncertainty could have a material adverse effect on our business, financial condition or results of operations.
In recent years, the U.S. corporate debt markets have experienced disruption resulting from the COVID-19 pandemic and an inflationary economic environment. These market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including being in an elevated rate environment. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. An inability to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness could have a material adverse effect on our business, financial condition or results of operations. Significant disruption or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant disruption or volatility in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations and cause our net asset value to decline.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, in past periods of instability, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. In addition, continued uncertainty in connection with economic sanctions resulting from the ongoing war between Russia and Ukraine, uncertainty around the conflict in the Middle East, and uncertainty between the United States and other countries, including China, with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets. There can be no assurance that market conditions will not worsen in the future.
In an economic downturn, we may have non-performing assets or non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our loans and the value of our equity investments. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions may require us to modify the payment terms of our investments, including changes in “payment in kind” or “PIK” interest provisions and/or cash interest rates, and also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.
The occurrence of recessionary conditions and/or negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including elevated interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could further impact our ability to obtain financing.
These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.

Inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.
Certain of our portfolio companies operate in industries that have been, or may be, impacted by inflation. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations. If such portfolio companies are unable to pass any increases in the costs of their operations along to their customers, it could adversely affect their operating results. Such conditions would increase the risk of default on their obligations as a borrower. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations. Any decreases in the fair value of our investments could result in future realized or unrealized losses.
Fluctuations in interest rates could have a material adverse effect on our business and that of our portfolio companies.
Fluctuations in interest rates could have a dampening effect on overall economic activity, the financial condition of our portfolio companies and the financial condition of the end customers who ultimately create demand for the capital we supply, all of which could negatively affect our business, financial condition or results of operations . The Federal Reserve decreased the federal funds rate twice in 2024. Although the Federal Reserve has signaled the potential for additional federal funds rate cuts, there remains uncertainty around the rate and timing of decreases, including as a result of the transition to the new U.S. Presidential administration. Uncertainty surrounding future Federal Reserve actions may have a material effect on our business making it particularly difficult for us to obtain financing at attractive rates, impacting our ability to execute on our growth strategies or future acquisitions.
Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
We regularly maintain cash balances at third-party financial institutions in excess of the Federal Deposit Insurance Corporation insurance limits. If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to invested cash or cash equivalents could be limited which adversely impact our results of operations or financial condition.
Risks Related to Our Business
The lack of liquidity in our investments may adversely affect our business.
We may acquire a significant percentage of our investments from privately held companies in directly negotiated transactions. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities or other securities for which there is an active trading market. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.
The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.
Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.
We borrow money, which magnifies the potential for gain or loss and may increase the risk of investing in us.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. We currently borrow under our credit facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Holders of these senior securities have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our net asset value to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to service our debt or make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management or incentive fees payable to our Adviser attributable to the increase in assets purchased using leverage. There can be no assurance that a leveraging strategy will be successful.
Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the management fee will be payable based on our average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, which may give our Adviser an incentive to use leverage to make additional investments. See “—Our Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking or speculative investments, or cause our Adviser to use substantial leverage.” The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
In addition to having fixed-dollar claims on our assets that are superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash. As a BDC, generally, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus any preferred stock, if any, must be at least 200%; however, the Small Business Credit Availability Act has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. If this ratio declines below the relevant amount, we cannot incur additional debt and could be required to sell a portion of our investments to repay some indebtedness when it may be disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. Leverage generally magnifies the return of shareholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10%)	(5%)	0%	5%	10%
Corresponding return to common shareholder(1)	(24.7)%	(15.1)%	(5.5)%	4.0%	13.6%
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(1)Assumes, as of June 30, 2025, (i) $33.53 billion in total assets, (ii) $14.81 billion in outstanding indebtedness, (iii) $17.50 billion in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 6.5%.
See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for more information regarding our borrowings.

Defaults under our current borrowings or any future borrowing facility or notes may adversely affect our business, financial condition, results of operations and cash flows.
Our borrowings may include customary covenants, including certain limitations on our incurrence of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and liquidity and other maintenance covenants, as well as customary events of default. In the event we default under the terms of our current or future borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the terms of our current or future borrowings, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. An event of default under the terms of our current or any future borrowings could result in an accelerated maturity date for all amounts outstanding thereunder, and in some instances, lead to a cross-default under other borrowings. This could reduce our liquidity and cash flow and impair our ability to grow our business. Collectively, substantially all of our assets are currently pledged as collateral under our credit facilities. If we were to default on our obligations under the terms of our credit facilities or any future secured debt instrument the agent for the applicable creditors would be able to assume control of the disposition of any or all of our assets securing such debt, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Provisions in our current borrowings or any other future borrowings may limit discretion in operating our business.
Any security interests and/or negative covenants required by a credit facility we enter into or notes we issue may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing.
A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition and could lead to cross default under other credit facilities. This could reduce our liquidity and cash flow and impair our ability to manage our business.
Under the terms of the Revolving Credit Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances in which the incurrence is permitted under the Revolving Credit Facility. In addition, if our borrowing base under the Revolving Credit Facility were to decrease, we would be required to secure additional assets or repay advances under the Revolving Credit Facility which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, under the terms of our credit facilities, we are subject to limitations as to how borrowed funds may be used, as well as regulatory restrictions on leverage which may affect the amount of funding that we may obtain. There may also be certain requirements relating to portfolio performance, a violation of which could limit further advances and, in some cases, result in an event of default. This could reduce our liquidity and cash flow and impair our ability to grow our business.
If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.
We may want to obtain additional debt financing, or need to do so upon maturity of our credit facilities, in order to obtain funds which may be made available for investments. Our credit facilities, notes and CLOs currently expire between March 2025 and October 2037. If we are unable to increase, renew or replace any such facilities and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition. See “—The current period of capital markets disruption and economic uncertainty could have a material adverse effect on our business, financial condition or results of operations.”
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose a significant number of its key professionals, or terminate the Investment Advisory Agreement, our ability to achieve our investment objective could be significantly harmed.
We do not have any employees. Additionally, we have no internal management capacity other than our appointed executive officers and will be dependent upon the investment expertise, skill and network of business contacts of our Adviser to achieve our investment objective. Our Adviser evaluates, negotiates, executes, monitors, and services our investments. Our success depends to a significant extent on the continued service and coordination of our Adviser, including its key professionals. The departure of a significant number of key professionals from our Adviser could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective also depends on the ability of our Adviser to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, and providing competent, attentive and efficient services to us depend on the involvement of investment professionals of adequate number and sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.
In addition, the Investment Advisory Agreement has a termination provision that allows the agreement to be terminated by us on 60 days' notice without penalty by the vote of a Majority of the Outstanding Shares of our common stock or by the vote of our independent directors and generally may be terminated at any time, without penalty, by our Adviser upon 120 days' notice to us. Furthermore, the Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. If the Adviser resigns or is terminated, or if we do not obtain the requisite approvals of shareholders and our Board to approve an agreement with the Adviser after an assignment, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the termination of the Investment Advisory Agreement, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption and costs under any new agreements that we enter into could increase. Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under our indebtedness and pay distributions, are likely to be adversely affected, and the value of our common stock may decline.
Because our business model depends to a significant extent upon Blue Owl’s relationships with corporations, financial institutions and investment firms, the inability of Blue Owl to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
Blue Owl depends on its relationships with corporations, financial institutions and investment firms, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. The investment management business is intensely competitive, with competition based on a variety of factors, including investment performance, business relationships, quality of service provided to clients, fund investor liquidity, fund terms (including fees and economic sharing arrangements), brand recognition and business reputation. If Blue Owl fails to maintain its reputation it may not be able to maintain its existing relationships or develop new relationships or sources of investment opportunities, and we may not be able to grow our investment portfolio. In addition, individuals with whom Blue Owl has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
Negative publicity regarding Blue Owl or its personnel could give rise to reputational risk that could significantly harm our existing business and business prospects. Similarly, events could occur that damage the reputation of our industry generally, such as the insolvency or bankruptcy of large funds or a significant number of funds or highly publicized incidents of fraud or other scandals, any one of which could have a material adverse effect on our business, regardless of whether any of those events directly relate to us or our investments.
We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.
We may compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), including the other Blue Owl Credit Clients or other funds managed by our Adviser or its affiliates comprising Blue Owl’s Credit platform, the private funds managed by Blue Owl’s GP Strategic Capital platform and the funds and accounts managed by Blue Owl’s Real Assets platform, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. We may experience increased competition from banks and investment vehicles who may continue to lend to the middle market. Additionally, the U.S. Federal Reserve and other bank regulators may periodically provide incentives to U.S. commercial banks to originate more loans to U.S. middle-market private companies. As a result of these market participants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies is strong and may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.
Numerous factors increase our competitive risks, including, but not limited to:
•A number of our competitors may have or are perceived to have more expertise or financial, technical, marketing and other resources and more personnel than we do;
•We may not perform as well as competitors’ funds or other available investment products;

•Several of our competitors have raised significant amounts of capital, and many of them have similar investment objectives to ours, which may create additional competition for investment opportunities;
•Some of our competitors may have lower fees or alternative fee arrangements;
•Some of our competitors may have a lower cost of capital and access to funding sources that are not available to us, which may create competitive disadvantages for us;
•Some of our competitors may have higher risk tolerances, different risk assessments or lower return thresholds than us, which could allow them to consider a wider variety of investments and to bid more aggressively than us or to agree to less restrictive legal terms and protections for investments that we want to make; and
•Some of our competitors may be subject to less regulation or fewer conflicts of interest and, accordingly, may have more flexibility to undertake and execute certain businesses or investments than we do, bear less compliance expense than we do or be viewed differently in the marketplace.
We may lose investment opportunities if we do not match our competitors’ pricing, terms, and investment structure criteria. If we are forced to match these competitors’ investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in our target market could force us to accept less attractive investment terms. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. The competitive pressures we face, and the manner in which we react or adjust to competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also, we may not be able to identify and make investments that are consistent with our investment objective.
Our investment portfolio is recorded at fair value as determined in good faith by our Adviser in accordance with procedures approved by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Adviser and approved by our Board. There is not a public market or active secondary market for many of the types of investments in privately held companies that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policy and procedures approved by our Board.
The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in determining fair value. We will value our investments quarterly at fair value as determined in good faith by our Adviser, based on, among other things, input of our Audit Committee and independent third-party valuation firm(s) engaged at the direction of our Adviser. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures approved by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our net asset value could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

Our Board may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.
Our Board has the authority to modify or waive current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our securities. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of our offering and may use the net proceeds from our offering in ways with which our investors may not agree.
Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures approved by our Board. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Critical Accounting Policies — Investments at Fair Value.”
We are subject to risks associated with the market’s limited experience with SOFR, which will affect our cost of capital and results of operations.
We historically used the London Inter-Bank Offered Rate (“LIBOR”) as a reference rate in the loans we extended to our portfolio companies. The terms of our debt investments generally included minimum interest rate floors which were calculated based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority, as supervisor of ICE Benchmark Administrator (“IBA”), the administrator of LIBOR, announced that it would phase out LIBOR by the end of 2021 (later extended to the end of June 2023 for USD LIBOR only). IBA ceased publishing GBP, EUR, CHF and JPY LIBOR rates on January 1, 2022 and ceased publishing overnight and 12-month USD LIBOR on June 30, 2023.
In January 2023, the Federal Reserve adopted a final rule implementing the U.S. Adjustable Interest Rate Act of 2022 (the “LIBOR Act”) that, among other things, identifies the applicable SOFR-based benchmark replacements under the LIBOR Act.
Beginning in the first quarter of 2022, we transitioned any LIBOR-based investments to SOFR and currently none of our investments are indexed to LIBOR.
SOFR is considered to be a risk-free rate, and USD LIBOR was a risk weighted rate. Thus, SOFR tends to be a lower rate than USD LIBOR, because SOFR does not contain a risk component. This difference may negatively impact our net interest margin of our investments. Also, the use of SOFR based rates is relatively new, and market experience with SOFR based rate loans is limited. There could be unanticipated difficulties or disruptions with the calculation and publication of SOFR based rates. This could result in increased borrowing costs for us or could adversely impact the interest income we receive from our portfolio companies or the market value of our investments.
Internal and external cybersecurity threats and risks, as well as other disasters, may adversely affect our business or the business of our portfolio companies by impairing the ability to conduct business effectively.
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level, and will likely continue to increase in frequency in the future. Cyber-attacks and other security threats could originate from a wide variety of sources, including cyber criminals, nation state hackers, hacktivists and other outside parties.

Additionally, cyber-attacks and other security threats have become increasingly complex as a result of the emergence of new technologies, such as artificial intelligence, which are able to identify and target new vulnerabilities in information technology systems.
The occurrence of a disaster, such as a cyber-attack against us, any of our portfolio companies, or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data. In addition, the rapid evolution and increasing prevalence of artificial intelligence technologies may also intensify our cybersecurity risks. Although we are not currently aware of any cyber-attacks or other incidents that, individually or in the aggregate, have materially affected, or would reasonably be expected to materially affect our operations or financial condition, there has been an increase in the frequency and sophistication of the cyber and security threats that we face, with attacks ranging from those common to businesses generally to more advanced and persistent attacks.
We, and our portfolio companies, depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.
Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incidents that adversely affects our data, resulting in increased costs and other consequences as described above.
In addition, cybersecurity risks are exacerbated by the rapidly increasing volume of highly sensitive data, including our proprietary business information and intellectual property, and personally identifiable information and other sensitive information that we collect and store in our data centers, on our cloud environments and on our networks. We may also invest in strategic assets having a national or regional profile or in infrastructure assets, the nature of which could expose them to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. The secure processing, maintenance and transmission of this information are critical to our operations. A significant actual or potential theft, loss, corruption, exposure, fraudulent use or misuse of fund investor, employee or other personally identifiable or, proprietary business data or other sensitive information, whether by third parties or as a result of employee malfeasance (or the negligence or malfeasance of third party service providers that have access to such confidential information) or otherwise, non-compliance with our contractual or other legal obligations regarding such data or intellectual property or a violation of our privacy and security policies with respect to such data could result in significant remediation and other costs, fines, litigation or regulatory actions against us and significant reputational harm., any of which could harm our business and results of operations.
Moreover, the increased use of mobile and cloud technologies due to the proliferation of remote work resulting from the COVID-19 pandemic could heighten these and other operational risks as certain aspects of the security of such technologies may be complex and unpredictable. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard their systems and prevent cyber-attacks could disrupt our operations, the operations of a portfolio company or the operations of our or their service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct ordinary business operations. In addition, there is a risk that encryption and other protective measures may be circumvented, particularly to the extent that new computing technologies increase the speed and computing power available. Extended periods of remote working, whether by us, our portfolio companies, or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts. Accordingly, the risks described above, are heightened under the current conditions.
As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by third-party service providers. We cannot guarantee that third parties and infrastructure in our networks or our partners’ networks have not been compromised or that they do not contain exploitable defects or bugs that could result in a breach of or disruption to our information technology systems or the third-party information technology systems that support our services. Our ability to monitor these third parties’ information security practices is limited, and they may not have adequate information security measures in place.
We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
Finally, cybersecurity has become a top priority for global lawmakers and regulators around the world, and some jurisdictions have proposed or enacted laws requiring companies to notify regulators and individuals of data security breaches involving certain types of personal data. Compliance with such laws and regulations may result in cost increases due to system changes and the development of new administrative processes. If we or our Adviser or certain of its affiliates, fail to comply with the relevant and increasing laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. There could be:
•sudden electrical or telecommunications outages;
•natural disasters such as earthquakes, tornadoes and hurricanes;
•disease pandemics;
•events arising from local or larger scale political or social matters, including terrorist acts;
•outages due to idiosyncratic issues at specific service providers; and
•cyber-attacks.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the net asset value of our common stock and our ability to pay distributions to our shareholders.
Increased data protection regulation may result in increased complexities and risk in connection with the operation of our business.
Our business is highly dependent on information systems and technology. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Cybersecurity has become a priority for regulators in the U.S. and around the world. Recently, the SEC adopted new rules related to cybersecurity risk management for registered investment advisers, registered investment companies and business development companies, as well as amendments to certain rules that govern investment adviser and fund disclosures. In July 2023, the SEC adopted rules requiring public companies to disclose material cybersecurity incidents on Form 8-K and periodic disclosure of a registrant’s cybersecurity risk management, strategy, and governance in annual reports. The rules became effective beginning with annual reports for fiscal years ending on or after December 15, 2023 and beginning with Form 8-Ks on December 18, 2023. The SEC has also particularly focused on cybersecurity, and we expect increased scrutiny of our policies and systems designed to manage our cybersecurity risks and our related disclosures as a result. We also expect to face increased costs to comply with the new SEC rules, including increased costs for cybersecurity training and management.
Many jurisdictions in which we operate have laws and regulations relating to data privacy, cybersecurity and/or information security to which we may be subject (collectively, “Privacy Laws”). Compliance with applicable Privacy Laws may require adhering to stringent legal and operational requirements, which could increase compliance costs for us and require the dedication of additional time and resources to compliance. A failure to comply with applicable Data Protection Legislation could result in fines, sanctions, enforcement actions or other penalties or reputational damage. In addition, the SEC has indicated in recent periods that one of its examination priorities for the Division of Examinations is to continue to examine cybersecurity procedures and controls, including testing the implementation of these procedures and controls.
There may be substantial financial penalties or fines for a failure to comply with applicable Privacy Laws (which may include insufficient security for our personal or other sensitive information). For example, failure to comply with Regulation (EU) 2016/679 (the “GDPR”) and the GDPR as it forms part of the laws of England and Wales, Scotland and Northern Ireland (the “UK GDPR”) could (in the worst case) attract regulatory penalties up to the greater of (i) 20 million Euros in respect of the GDPR / £17.5 million in respect of the UK GDPR (as applicable), and (ii) 4% of group annual worldwide turnover, as well as the possibility of other enforcement actions (such as suspension of processing activities and audits), and liabilities from third-party claims.
Our operations will be impacted by a growing movement to adopt comprehensive privacy and data protection laws similar to the GDPR, including in the U.S., where such laws focus on privacy as an individual right in general. For example, the State of California passed the California Consumer Privacy Act of 2018 (as amended, the “CCPA”), which took effect on January 1, 2020. The CCPA generally applies to businesses that collect personal information about California consumers and meet certain thresholds with respect to revenue or buying and/or selling consumers’ personal information. The CCPA imposes stringent legal and operational obligations on such businesses as well as certain affiliated entities that share common branding. The CCPA is enforceable by the California Attorney General. Additionally, if unauthorized access, theft, or disclosure of a consumer’s personal information occurs, and the business did not maintain reasonable security practices, consumers could file a civil action (including a class action) without having to prove actual damages. Statutory damages range from $100 to $750 per consumer per incident, or actual damages, whichever is greater. The California Attorney General also may impose civil penalties ranging from $2,500 to $7,500 per violation. Further, California passed the California Privacy Rights Act of 2020 (the “CPRA”) to amend and extend the protections of the CCPA. Under the CPRA, which became effective on January 1, 2023, California established a new state agency focused on the enforcement of its privacy laws, leading to greater levels of enforcement and greater costs related to compliance with the CCPA and CPRA.
Other jurisdictions, including other states in the United States, have either passed, proposed, adopted or are considering similar laws and regulations to the CCPA, CPRA and GDPR, which could impose similarly significant costs, potential liabilities and operational and legal obligations. Further, the fund’s portfolio companies and/or each of their affiliates are subject to regulations related to privacy, data protection and information security in the jurisdictions in which they do business. Such laws and regulations vary from jurisdiction to jurisdiction, thus increasing costs, operational and legal burdens and the potential for significant liability on regulated entities.
Non-compliance with any applicable Privacy Laws represents a serious risk to our business. Some jurisdictions have also enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal information. Breaches in security could potentially jeopardize our, our employees’ or our product investors’ or counterparties’ confidential or other information processed and stored in, or transmitted through, our computer systems and networks (or those of our third party vendors), or otherwise cause interruptions or malfunctions in our, our employees’, our product investors’, our counterparties’ or third parties’ operations, which could result in significant losses, increased costs, disruption of our business, liability to our product investors and other counterparties, fines or penalties, litigation, regulatory intervention or reputational damage, which could also lead to loss of product investors or clients.
Finally, there continues to be significant evolution and developments in the use of artificial intelligence technologies, such as ChatGPT. We cannot fully determine the impact or cybersecurity risk of such evolving technology to our business at this time. We may incorporate, directly or through third-party vendors, the use of artificial intelligence (“AI”) into our business and operations, and anticipate that usage and adoption of AI in the marketplace will continue to grow. As with many disruptive innovations, AI presents risks and challenges that could affect its accuracy adoption and therefore our business. While we intend the use of any AI to make processes more efficient, AI models may not achieve sufficient levels of accuracy. AI algorithms may be flawed, the datasets on which such algorithms are trained may be insufficient, raise privacy concerns or contain biased information, which could undermine the decisions, predictions or analysis of AI applications produce, subjecting us to competitive harm, legal liability, and brand or reputational harm. A number of jurisdictions have passed laws and implemented regulations, or are considering the same, related to the use of AI and affecting AI companies, which could limit or adversely affect our business.
Further, we may not be able to control how third-party AI technologies that we choose to use are developed or maintained, or how data we input is used or disclosed, even where we have sought contractual protections with respect to these matters. The misuse or misappropriation of our data could have an adverse impact on our reputation and could subject us to legal and regulatory investigations and/or actions.
We and our portfolio companies are subject to increasing scrutiny from certain investors, third party assessors and our shareholders with respect to ESG-related topics.
We and our portfolio companies face increasing scrutiny from certain investors, third party assessors that measure companies’ ESG performance and our shareholders related to ESG-related topics, including in relation to diversity and inclusion, human rights, environmental stewardship, support for local communities, corporate governance and transparency. For example, we and the companies in which we invest risk damage to our brands and reputations if we or they do not act (or are perceived to not act) responsibly either with respect to responsible investing processes or ESG-related practices. Adverse incidents related to ESG practices could impact the value of our brand or the companies in which we invest, or the cost of our or their operations and relationships with investors, all of which could adversely affect our business and results of operations. Further, there can be no assurance that any of our Adviser’s ESG initiatives, or commitments will meet the standards or expectations of our shareholders or other stakeholders. There can be no assurance that our Adviser will be able to accomplish any goals related to responsible investing or ESG practices, as statements regarding its ESG and responsible investing commitments and priorities reflect its current estimates, plans and/or aspirations and are not guarantees that it will be able to achieve them within the timelines announced or at all. Additionally, the Adviser may determine in its discretion that it is not feasible or practical to implement or complete certain aspects of its responsible investing program or ESG initiatives based on cost, timing or other considerations.
In recent years, certain investors have placed increasing importance on policies and practices related to responsible investing and ESG for the products to which they commit capital, and investors may decide not to commit capital to future fundraises based on their assessment of the Adviser’s approach to and consideration of ESG-related issues or risks. Similarly, a variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. If the Adviser’s responsible investing or ESG-related practices or ratings do not meet the standards set by such investors or organizations, or if the Adviser receives a negative rating or assessment from any such organization, or if the Adviser fail, or is perceived to fail, to demonstrate progress toward its ESG priorities and initiatives, they may choose not to invest in us, and we may face reputational damage. Similarly, it is expected that investor and/or shareholder demands will require the Adviser to spend additional resources and place increasing importance on business relevant ESG factors in its review of prospective investments and management of existing ones. Devoting additional resources to our responsible investing or ESG-related practices could increase the amount of expenses we or our investments are required to bear. For example, collecting, measuring, and reporting ESG information and metrics can be costly, difficult and time consuming, is subject to evolving reporting standards, and can present numerous operational, reputational, financial, legal and other risks. To the extent our access to capital from investors focused on ESG ratings or ESG-related matters is impaired, we may not be able to maintain or increase the size of our existing products or raise sufficient capital for new products, which may adversely affect our revenues. Further, growing interest on the part of investors and regulators in ESG-related topics and themes and increased demand for, and scrutiny of, ESG-related disclosure by asset managers, have also increased the risk that asset managers could be perceived as, or accused of, making inaccurate or misleading statements regarding the ESG-related investment strategies of their and their funds’ responsible investing or ESG-related efforts or initiatives, or “greenwashing.” This risk may also materialize where ESG-related statements and/or disclosures made by our portfolio companies are materially inconsistent with our ESG-related statements or disclosures, including those made on a voluntary basis or pursuant to any applicable regulation, such as Regulation EU 2019/2088 on sustainability-related disclosures in the financial services sector (“SFDR”) or the Corporate Sustainability Reporting Directive (“CSRD.”) Such perception or accusation could damage our reputation, result in litigation or regulatory actions and adversely impact our ability to raise capital.
At the same time, various stakeholders may have differing approaches to responsible investing activities or divergent views on the consideration of ESG topics. These differing views increase the risk that any action or lack thereof with respect to our Adviser’s consideration of responsible investing or ESG-related practices will be perceived negatively. A growing number of states have enacted or proposed “anti-ESG” policies, legislation, issued related legal opinions and engaged in related litigation. For example: (i) boycott bills target financial institutions that “boycott” or “discriminate against” companies in certain industries (e.g., energy and mining) and prohibit state entities from doing business with such institutions and/or investing the state’s assets (including pension plan assets) through such institutions and (ii) ESG investment prohibitions require that state entities or managers/administrators of state investments make investments based solely on pecuniary factors without consideration of ESG factors. If investors subject to such legislation view our responsible investing or ESG practices as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in us and it could negatively affect the results of operations or cash flows. Further, asset managers have been subject to recent scrutiny related to ESG-focused industry working groups, initiatives and associations, including organizations advancing action to address climate change or climate-related risk. In addition, state attorneys general, among others, have asserted that the Supreme Court’s decision striking down race-based affirmative action in higher education in June 2023 should be analogized to private employment matters and private contract matters. Cases alleging discrimination based on similar arguments have been filed since that decision, with scrutiny of certain corporate DEI practices increasing throughout 2024. Additionally, in January 2025, the new U.S. Presidential administration signed a number of executive orders focused on DEI (the “Executive Orders”), which include a broad mandate to eliminate federal DEI programs and a caution to the private sector to end what may be viewed as illegal DEI discrimination and preferences. The Executive Orders also indicate upcoming compliance investigations of private entities, including publicly traded companies, and changes to federal contracting regulations. If the Adviser does not successfully manage expectations across these varied stakeholder interests, it could erode stakeholder trust, impact our reputation and/or constrain our investment and fundraising opportunities. Such scrutiny of both ESG and DEI related practices could expose the Adviser to the risk of investigations or challenges by federal authorities, result in reputational harm and discourage certain investors from investing in us.
We are subject to increasing scrutiny with respect to ESG-related issues and the regulatory disclosure landscape surrounding related topics continues to evolve.
Responsible investing, ESG practices and ESG-related disclosures have been the subject of increased focus by certain regulators, and regulatory initiatives related to ESG-specific topics that are applicable to us, our products and our products’ portfolio companies could adversely affect our business. There has been a growing regulatory interest across jurisdictions in improving transparency regarding the definition, measurement and disclosure of ESG factors in order to allow investors to validate and better understand sustainability claims, including in the United States, the European Union and the United Kingdom.
For example, in March 2024, the SEC adopted final rules intended to enhance and standardize climate-related disclosures; however, these rules are stayed pending the outcome of consolidated legal challenges in the Eighth Circuit Court of Appeals. Further, the SEC sometimes reviews compliance with ESG commitments in examinations, and it has taken enforcement actions against registered investment advisers for not establishing adequate or consistently implementing ESG policies and procedures to meet ESG commitments to investors.

In addition, in October 2023, California enacted legislation that will ultimately require certain companies that (i) do business in California to publicly disclose their Scopes 1, 2 and 3 greenhouse gas emissions, with third party assurance of such data, and issue public reports on their climate-related financial risk and related mitigation measures and (ii) operate in California and make certain climate-related claims to provide enhanced disclosures around the achievement of climate-related claims, including the use of voluntary carbon credits to achieve such claims. From a European perspective, the European Union has adopted legislation aimed at increasing transparency for investors of sustainability-related policies, processes, performance and commitments which apply to certain of our products, including, without limitation: (a) the SFDR, for which most rules took effect beginning on March 10, 2021 and (b) Regulation (EU) 2020/852 on the establishment of a framework to facilitate sustainable investment and amending the SDFR. Further, the European Commission is currently considering whether to propose further changes or amendments to the SFDR and the associated regulatory framework. Relatedly, the European Securities and Markets Authority (“ESMA”) has identified promoting transparency through effective sustainability disclosures and addressing greenwashing as one of its key priorities per ESMA’s sustainable finance roadmap and strategy. ESMA has also introduced guidelines on funds with ESG, impact, transition or sustainability-related terms in their names.
There are still some uncertainties regarding the operation of some of these requirements and how they might evolve, and an established market practice is still being developed in certain cases, which can lead to diverging implementation and/or operationalization, data gaps or methodological challenges which may affect our ability to collect relevant data. These regimes continue to evolve and there is still a lack of clarity and established practice around the approach to their supervision and enforcement, which may vary across national competent authorities. There is a risk that a development or reorientation in the regulatory requirements or market practice in this respect could be adverse to our investments if they are perceived to be less valuable as a consequence of, among other things, their carbon footprint or perceived “greenwashing.” Compliance with requirements of this nature may also increase risks relating to financial supervision and enforcement action. There is the additional risk that market expectations in relation to certain commitments under the SFDR, such as disclosures made in relation to financial products, could adversely affect our ability to raise capital, especially from EEA investors.
There are a variety of other regulatory initiatives related to ESG-specific topics that may be applicable to us, our products or our products’ portfolio companies. For example, on January 5, 2023, the CSRD came into effect. The CSRD amends and strengthens the rules introduced on sustainability reporting for companies, banks and insurance companies under the Non-Financial Reporting Directive (2014/95/EU) (“NFRD”). The CSRD requires a much broader range of companies, including non-EU companies with significant turnover and a legal presence in EU markets, to produce detailed and prescriptive reports on sustainability-related matters within their financial statements. Although we are not currently directly in-scope of CSRD, it is possible that we may become subject to CSRD. This may result in additional compliance burdens and increased legal, accounting and compliance costs and enhanced disclosure obligations.
In November 2023, the Sustainability Labelling and Disclosure of Sustainability-Related Financial Information Instrument 2023 (“SDR”) introduced sustainability disclosure requirements, voluntary investment product labels and an ‘anti-greenwashing’ rule. The anti-greenwashing rule applies to all UK-authorized firms in relation to sustainability-related claims made in their communications, and/or communications of financial promotions with, clients in the UK. The balance of the new regime is currently directed at UK investment funds and UK-regulated asset management firms as well as distributors of such funds; however, the FCA consulted in Spring 2024 as to whether to extend the SDR to portfolio management, and the UK Government also announced in May 2024 its intention to launch a consultation on whether to extend the scope of SDR to overseas funds.
In Asia, examples of ESG-related regulations including those by regulators in Singapore and Hong Kong, have released guidelines for asset managers to integrate climate risk considerations in investment and risk management processes, together with enhanced disclosure and reporting and have also issued enhanced rules for certain ESG funds on general ESG risk management and disclosure.
As a result of these and other legislative and regulatory initiatives, and as our business grows through acquisition activity or changes to our structure, we or the Adviser may be required to provide additional disclosure to our investors with respect to ESG matters. This exposes us to increased disclosure risks, for example due to a lack of available or credible data, and the potential for conflicting disclosures may also expose us to an increased risk of misstatement litigation or miss-selling allegations. Failure to manage these risks could result in a material adverse effect on our business in a number of ways. Compliance with frameworks of this nature may create an additional compliance burden and increased legal, compliance, governance, reporting and other costs to funds and/or fund managers because of the need to collect certain information to meet the disclosure requirements. In addition, where there are uncertainties regarding the operation of the framework, a lack of official, conflicting or inconsistent regulatory guidance, a lack of established market practice and/or data gaps or methodological challenges affecting the ability to collect relevant data, funds and/or fund managers may be required to engage third party advisers and/or service providers to fulfil the requirements, thereby exacerbating any increase in compliance burden and costs. To the extent that any applicable jurisdictions enact similar laws and/or frameworks, there is a risk that we may not be able to maintain alignment of a particular investment with such frameworks, and/or may be subject to additional compliance burdens and costs, which might adversely affect us.
Risks Related to Our Adviser and Its Affiliates
Our Adviser and its affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking or speculative investments, or cause our Adviser to use substantial leverage.
Our Adviser and its affiliates receive fees from us in return for their services. These fees may include certain incentive fees based on the amount of appreciation of our investments and arrangement, structuring or similar fees from portfolio companies in which we invest. These fees could influence the advice provided to us or create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such incentive fees. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, including through the use of leverage, the greater the potential for growth in our assets and profits, and, correlatively, the fees payable by us to our Adviser. The way in which the incentive fee is determined may encourage our Adviser to use leverage to increase the leveraged return on our investment portfolio.
In addition, the fact that our base management fee is payable based upon our net assets (which includes any borrowings used for investment purposes) may encourage our Adviser to use leverage to make additional investments. Such a practice could make such investments more risky than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of substantial leverage (up to the limits prescribed by the 1940 Act) may increase the likelihood of our defaulting on our borrowings, which would be detrimental to holders of our securities.
These compensation arrangements could affect our Adviser’s or its affiliates’ judgment with respect to public offerings of equity, incurrence of debt, and investments made by us, which allow our Adviser to earn increased asset management fees.
The time and resources that individuals associated with our Adviser devote to us may be diverted, and we may face additional competition due to, among other things, the fact that neither our Adviser nor its affiliates is prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Blue Owl is not prohibited from raising money for and managing future investment entities, in addition to the Blue Owl Credit Clients, that make the same or similar types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other investment programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity also managed by our Adviser or its affiliates for the same investors and investment opportunities. Furthermore, certain members of the Diversified Lending Investment Committee or our affiliates are officers of Blue Owl and will devote a portion of their time to the operations of Blue Owl, including with respect to public company compliance.

Our Adviser and its affiliates may face conflicts of interest with respect to services performed for issuers in which we may invest.
Our Adviser and its affiliates may provide a broad range of financial services to companies in which we may invest, including providing arrangement, syndication, origination structuring and other services to portfolio companies, and will generally be paid fees for such services, in compliance with applicable law, by the portfolio company. Any compensation received by our Adviser or its affiliates for providing these services will not be shared with us and may be received before we realize a return on our investment. In addition, we may invest in companies managed by entities in which funds managed by GP Strategic Capital have acquired a minority interest. Our Adviser and its affiliates may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand and could, in certain instances, have an incentive not to pursue actions against a portfolio company that would be in our best interest.
Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us.
Because our Adviser and its affiliates manage assets for, or may in the future manage assets for, other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans, insurance companies, co-invest vehicles and certain high net worth individuals), including the Blue Owl Credit Clients, and we may compete for capital and investment opportunities with these entities, certain conflicts of interest are present. These include conflicts of interest relating to the allocation of investment opportunities by our Adviser and its affiliates; compensation to our Adviser; services that may be provided by our Adviser and its affiliates to issuers in which we may invest; investments by us and other clients of our Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser; differing recommendations given by our Adviser to us versus other clients; our Adviser’s use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; restrictions on our Adviser’s use of “inside information” with respect to potential investments by us; the allocation of certain expenses; and cross transactions.
For instance, our Adviser and its affiliates may receive asset management performance-based, or other fees from certain accounts that are higher than the fees received by our Adviser from us. In addition, certain members of Blue Owl’s Credit platform’s investment committees and other executives and employees of our Adviser or its affiliates will hold and receive interest in Blue Owl and its affiliates, in addition to cash and carried interest compensation. In these instances, a portfolio manager for our Adviser may have an incentive to favor the higher fee and/or performance-based fee accounts over us and/or to favor Blue Owl. In addition, a conflict of interest exists to the extent our Adviser, its affiliates, or any of their respective executives, portfolio managers or employees have proprietary or personal investments in other investment companies or accounts or when certain other investment companies or accounts are investment options in our Adviser’s or its affiliates’ employee benefit plans or employee offerings. In these circumstances, personnel of our Adviser may have incentive to favor these other investment companies or accounts over us.
Because our Adviser may have incentive to favor other Blue Owl Credit Clients and we may compete for investments with Blue Owl Credit Clients, our Adviser and its affiliates are subject to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf. To mitigate these conflicts, the Blue Owl Credit Advisers will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with the Blue Owl Credit Advisers’ investment allocation policy, taking into account such factors as the relative amounts of capital available for new investments; cash on hand; existing commitments and reserves; the investment programs and portfolio positions of the participating investment accounts, including portfolio construction, diversification and concentration considerations; the investment objectives, guidelines and strategies of each client; the clients for which participation is appropriate’ each client’s life cycle; targeted leverage level; targeted asset mix and any other factors deemed appropriate. We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, our Adviser and certain affiliates have been granted exemptive relief by the SEC to permit us to co-invest with other funds managed by our Adviser or certain of its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.See “—Our ability to enter into transactions with our affiliates is restricted.”
Actions taken by our Adviser and its affiliates on behalf of the Blue Owl Credit Clients as a result of any conflict of interest may be adverse to us, which could harm our performance. For example, we may invest in the same credit obligations as other Blue Owl Credit Clients, although, to the extent permitted under the 1940 Act, our investments may include different obligations or levels of the capital structure of the same issuer. Decisions made with respect to the securities held by one of the Blue Owl Credit Clients may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Blue Owl Credit Clients (including us). While the Blue Owl Credit Advisers and their affiliates have developed general guidelines regarding when two or more funds can invest in different parts of the same company’s capital structure and created a process that they employ to handle those conflicts when they arise, their decision to permit the investments to occur in the first instance or their judgment on how to mitigate the conflict could be challenged or deemed insufficient. If the Blue Owl Credit Advisers and their affiliates fail to appropriately address those conflicts, it could negatively impact their reputation and ability to raise additional funds and the willingness of counterparties to do business with them or result in potential litigation against them.
From time to time, fees and expenses generated in connection with potential portfolio investments that are not consummated may be allocable to us and one or more Blue Owl Credit Clients. These expenses will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement; however, the method for allocation expenses may vary depending on the nature of the expense and such determinations involve inherent discretion.
In addition, from time to time, our Adviser could cause us to purchase a security or other investment from, or sell a security or other investment to, another Blue Owl Credit Client. Such cross transaction would be in accordance with applicable regulations and our and our Adviser’s valuation and cross-trades policies; however, such cross transactions could give rise to additional conflicts of interest.
Our Board will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.
The Adviser may have an incentive to delay a liquidity event, which may result in actions that are not in the best interest of our shareholders.
The ongoing servicing fee is payable by us to compensate our affiliated Dealer Manager and its affiliates for services rendered to shareholders, including, among other things, responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer’s account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations. The ongoing servicing fee will terminate for all Class S and Class D shareholders upon a liquidity event. Although we do not intend to complete a liquidity event within any specific time period, if at all, the Advisor, an affiliate of our Dealer Manager, may have an incentive to delay a liquidity event if such amounts receivable by our Dealer Manager have not been fully paid. A delay in a liquidity event may not be in the best interests of our shareholders.
Reductions, waivers or absorptions of fees and costs can temporarily result in higher returns to shareholders than they would otherwise receive if full fees and costs were charged.
The Adviser and its affiliates are permitted to reduce, waive or absorb some of the fees or costs otherwise due by us. While this activity can be seen as friendly to shareholders, reductions, waivers and absorptions of fees and costs result in higher returns to shareholders than such shareholders would receive if full fees and costs were charged. There is no guarantee that any reductions, waivers or absorptions will occur in the future, and any reductions, waivers and absorptions are entirely at the discretion of the Adviser.

Products within Blue Owl’s Real Assets platform may enter into sale lease-back transactions with our portfolio companies or with borrowers under our credit facilities.
From time to time, companies in which we have invested or may invest, may enter into sale-leaseback transactions with products within Blue Owl’s Real Assets platform. As a result of these arrangements we could be a creditor to, or equity owners of, a company at the same time that company is a tenant of a product within Blue Owl’s Real Assets platform. If such a company were to encounter financial difficulty or default on its obligations as a borrower, our Adviser could be required to take actions that may be adverse to those of Blue Owl’s Real Assets platform in enforcing our rights under the relevant facilities or agreements, or vice versa. This could lead to actual or perceived conflicts of interest.
Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.
We, directly or through our Adviser, may obtain confidential information about the companies in which we have invested or may invest or be deemed to have such confidential information. Our Adviser may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. In addition, funds managed by GP Strategic Capital may invest in entities that manage our portfolio companies and, as a result, may obtain additional confidential information about our portfolio companies. The possession of such information may, to our detriment, limit the ability of us and our Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of our Adviser come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us, which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of our Adviser.
We may be obligated to pay our Adviser incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.
The Investment Advisory Agreement entitles our Adviser to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay our Adviser an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to the pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest in the form of securities received rather than cash (“payment-in-kind” or “PIK” income”). PIK income will be included in the pre-incentive fee net investment income used to calculate the incentive fee to our Adviser even though we do not receive the income in the form of cash. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued interest income that we never receive as a result of a subsequent default.
The quarterly incentive fee on income is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income as a percent of adjusted capital over multiple quarters in arrears which may in fact be consistently less than the quarterly preferred return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

For U.S. federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize corporate-level U.S. federal income or excise tax. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay the incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our Board and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including other funds or clients advised by our Adviser or its affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves a joint investment), without prior approval of our Board and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates or anyone who is under common control with us. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment or disposition opportunities that would otherwise be available to us.
On May 6, 2025, we, the Adviser and certain of our affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief (the “Order”) by the SEC for us to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when we co-invest with our affiliates in an issuer where our affiliate has an existing investment in the issuer, and (2) if we dispose of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee our participation in the co-investment program. As required by the Order, we have adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and our Chief Compliance Officer will provide reporting to the Board.
We may make investments that could give rise to a conflict of interest.
We do not expect to invest in, or hold securities of, companies that are controlled by an affiliate’s other clients. However, our Adviser or an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If our Adviser or an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit such investments prematurely and, as a result, we may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.
The recommendations given to us by our Adviser may differ from those rendered to their other clients.
Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though such other clients’ investment objectives may be similar to ours, which could have an adverse effect on our business, financial condition and results of operations.
Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement (and, separately, under the Administration Agreement), and it will not be responsible for any action of our Board in declining to follow our Adviser’s advice or recommendations. Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of our Adviser will not be liable to us for their acts under the Investment Advisory Agreement, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of their duties. We have also agreed to indemnify, defend and protect our Adviser and its directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of our Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of our Adviser not arising out of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of their duties. However, in accordance with Section 17(i) of the 1940 Act, neither our Adviser nor any of its affiliates, directors, officers, members, employees, agents, or representatives may be protected against any liability to us or our investors to which it would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence or reckless disregard of the duties involved in the conduct of its office. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
There are risks associated with any potential merger with or purchase of assets of another fund.
Our Adviser may in the future recommend to our Board that we merge with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by our Adviser or its affiliates (including another BDC). We do not expect that our Adviser would recommend any such merger or asset purchase unless it determines that it would be in our best interests, with such determination dependent on factors it deems relevant, which may include our historical and projected financial performance and that of any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset purchase would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds. If our Adviser is the investment adviser of both funds, various conflicts of interest would exist with respect to any such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to our Adviser by us and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to our Adviser as a result of managing a single, larger fund instead of two separate funds.
Our Adviser’s failure to comply with pay-to-play laws, regulations and policies could have an adverse effect on our Adviser, and thus, us
A number of U.S. states and municipal pension plans have adopted so-called “pay-to-play” laws, regulations or policies which prohibit, restrict or require disclosure of payments to (and/or certain contacts with) state officials by individuals and entities seeking to do business with state entities, including those seeking investments by public retirement funds. The SEC has adopted a rule that, among other things, prohibits an investment adviser from providing advisory services for compensation to a government client for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates. If our Adviser, any of its employees or affiliates or any service provider acting on its behalf, fails to comply with such laws, regulations or policies, such non-compliance could have an adverse effect on our Adviser, and thus, us.
Our Adviser’s inability to attract, retain and develop human capital in a highly competitive talent market could have an adverse effect on our Adviser, and thus us.
The success of our business will continue to depend upon our Adviser attracting, developing and retaining human capital. Competition for qualified, motivated, and highly-skilled executives, professionals and other key personnel in asset management firms is significant. Turnover and associated costs of rehiring, the loss of human capital through attrition, death, or disability and the reduced ability to attract talent could impair our Adviser’s ability to maintain its standards of excellence and have an adverse effect on us.
Our Adviser’s net worth is not available to satisfy our liabilities and other obligations.
The North American Securities Administrators Association (“NASAA”), in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our affiliates and Adviser, or our Sponsor under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in our offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our Adviser and its affiliates have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines. However, no portion of such net worth will be available to us to satisfy any of our liabilities or other obligations. The use of our own funds to satisfy such liabilities or other obligations could have a material adverse effect on our business, financial condition and results of operations.
Our Class S and Class D shares are each subject to an ongoing servicing fee.
The ongoing servicing fees will be payable by investors in our Class S and Class D shares to compensate our Dealer Manager and its affiliates, participating broker-dealers and financial representatives for services rendered to shareholders, including, among other things, responding to customer inquiries of a general nature regarding the Company; crediting distributions from us to customer accounts; arranging for bank wire transfer of funds to or from a customer's account; responding to customer inquiries and requests regarding shareholder reports, notices, proxies and proxy statements, and other Company documents; forwarding prospectuses, tax notices and annual and quarterly reports to beneficial owners of our shares; assisting us in establishing and maintaining shareholder accounts and records; assisting customers in changing account options, account designations and account addresses, and providing such other similar services as we may reasonably request to the extent an authorized service provider is permitted to do so under applicable statutes, rules, or regulations.
Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.
As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions, including a greater required asset coverage ratio and additional restrictions on transactions with affiliates, and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.
As a result of the Annual Distribution Requirement , we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. Currently, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, equals at least 150% after such incurrence or issuance. If we issue senior securities, we will be exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with RIC distribution requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to seek to continuously issue equity securities, which may lead to shareholder dilution.
We may borrow to fund investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level U.S. federal income tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distribution to our shareholders.
In addition, as market conditions permit, we have and may continue to securitize our loans to generate cash for funding new investments. To securitize loans, we have and may continue to create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. We have and may continue to retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. See “—We are subject to certain risks as a result of our interests in the CLO Preferred Shares”; “The subordination of the CLO Preferred Shares will affect our right to payment”; and “The CLO Indentures require mandatory redemption of the respective CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.”
Risks Related to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investments.
Our strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies, with a focus on originated transactions sourced through the networks of our Adviser. Short transaction closing timeframes associated with originated transactions coupled with added tax or accounting structuring complexity and international transactions may result in higher risk in comparison to non-originated transactions.
Most debt securities in which we intend to invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality and are commonly referred to as “high yield” or “junk.” Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-

lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
First-Lien Debt. When we make a first-lien loan, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien is, or could become, subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we need to enforce our remedies.
Unitranche Loans. In addition, in connection with any unitranche loans (including “last out” portions of such loans) in which we may invest, we would enter into agreements among lenders. Under these agreements, our interest in the collateral of the first-lien loans may rank junior to those of other lenders in the loan under certain circumstances. This may result in greater risk and loss of principal on these loans.
Second-Lien and Mezzanine Debt. Our investments in second-lien and mezzanine debt generally are subordinated to senior loans and will either have junior security interests or be unsecured. As such, other creditors may rank senior to us in the event of insolvency. This may result in greater risk and loss of principal.
Equity Investments. When we invest in first-lien debt, second-lien debt or mezzanine debt, we may acquire equity securities, such as warrants, options and convertible instruments, as well. In addition, we may invest directly in the equity securities of portfolio companies. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. We seek to dispose of these equity interests and realize gains upon our disposition of these interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We have invested and may continue to invest through joint ventures, partnerships and other special purpose vehicles and our investments through these vehicles may entail greater risks, or risks that we otherwise would not incur, if we otherwise made such investments directly.
We may make indirect investments in portfolio companies through joint ventures, partnerships or other special purpose vehicles (“Investment Vehicles”). In general, the risks associated with indirect investments in portfolio companies through a joint venture, partnership or other special purpose vehicle are similar to those associated with a direct investment in a portfolio company; however, if we are not the sole investor in such Investment Vehicle, the investment may involve risks not present in investments where a third party is not involved. While we intend to analyze the credit and business of a potential portfolio company in determining whether to make an investment in an Investment Vehicle, we will nonetheless be exposed to the creditworthiness of the Investment Vehicle and any third party. In the event of a bankruptcy proceeding against the portfolio company, the assets of the portfolio company may be used to satisfy its obligations prior to the satisfaction of our investment in the Investment Vehicle (i.e., our investment in the Investment Vehicle could be structurally subordinated to the other obligations of the portfolio company). If a third party is involved, we are subject to the risk that such third-party could have financial difficulties resulting in a negative impact on the Investment Vehicle, could have economic or business interests or goals which are inconsistent with ours, or could be in a position to take (or block) action in a manner contrary to our investment objective or the increased possibility of default by, diminished liquidity or insolvency of, the third party, due to a sustained or general economic downturn. In addition, if we are not the sole investor in an Investment Vehicle, we may be required to rely on our partners in the Investment Vehicle when making decisions regarding such Investment Vehicle’s investments, accordingly, the value of the investment could be adversely affected if our interests diverge from those of our partners in the Investment Vehicle.
Any strategic investments that we pursue are subject to risks and uncertainties.
We have pursued and may continue to pursue growth through strategic investments in new businesses, including through investments in our specialty finance vehicles. Completion and timing of any such strategic investments may be subject to a number of contingencies, including the uncertainty in reaching a commercial agreement with our counterparty, our ability to obtain required board, shareholder and regulatory approvals, as well as any required financing (or the risk that these are obtained subject to terms and conditions that are not anticipated). We may not be required to announce an acquisition or strategic transaction until a definitive agreement is reached and the announcement or consummation of any such transaction may adversely impact our business relationships or engender competitive responses.
In addition, the proposal and negotiation of strategic investments, whether or not completed, as well as the integration of those businesses into our existing portfolio, could result in substantial expenses and the diversion of our Adviser’s time, attention and resources from our day-to-day operations.
Our ability to manage our growth through strategic investments will depend, in part, on our success in addressing these risks. Any failure to effectively implement our acquisition or strategic investment strategies could have a material adverse effect on our business, financial condition or results of operations.
Broadly syndicated loans, including “covenant-lite” loans, may expose us to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.
Our investments may consist of broadly syndicated loans that were not originated by us. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. Accordingly, we may be precluded from directing such actions unless we or our investment adviser is the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure shareholders that the actions taken will be in our best interests.
There is also a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.
In addition, a significant number of high yield loans in the market, in particular the broadly syndicated loan market, may consist of “covenant-lite” loans. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Ownership of “covenant-lite” loans may expose us to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with loans that contain financial maintenance covenants.

We may be subject to risks associated with our investments in bank loans.
We may invest in bank loans and participations. These obligations are subject to unique risks, including:
•the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws,
•so-called lender-liability claims by the issuer of the obligations,
•environmental liabilities that may arise with respect to collateral securing the obligations, and
•limitations on our ability to directly enforce its rights with respect to participations.
In addition, the illiquidity of bank loans may make it difficult for us to sell such investments to access capital if required. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by us; (ii) leave us unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay us from realizing the proceeds of a sale of a loan; (iv) inhibit our ability to re-sell a loan that it has agreed to purchase if conditions change (leaving us more exposed to price fluctuations); (v) prevent us from timely collecting principal and interest payments; and (vi) expose us to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, we may hold cash, sell investments or temporarily borrow from banks or other lenders.
In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will assume the credit risk of both the borrower and the institution selling the participation.
In analyzing each bank loan or participation, our Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by us.
If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
To attempt to mitigate credit risks, we intend to take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain sufficient collateral to cover losses or properly perfect our liens.
There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.
We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we may make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.
Borrowers of broadly syndicated loans may be permitted to designate unrestricted subsidiaries under the terms of their financing agreements, which would exclude such unrestricted subsidiaries from restrictive covenants under the financing agreement with the borrower. Without restriction under the financing agreement, the borrower could take various actions with respect to the unrestricted subsidiary including, among other things, incur debt, grant security on its assets, sell assets, pay dividends or distribute shares of the unrestricted subsidiary to the borrower’s shareholders. Any of these actions could increase the amount of leverage that the borrower is able to incur and increase the risk involved in our investments in broadly syndicated loans accordingly.
If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing.
Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. In some instances a borrower may engage in liability management exercises with certain of its investors who agree to provide additional capital or capital on modified terms in exchange for a superior position in the portfolio company’s capital structure. In such instances, the collateral securing our investment may be reduced or our lien may be further subordinated. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.
We may not realize any income or gains from our equity investments.
We have invested in and may continue to invest in equity-related securities, including common equity, warrants, preferred stock and convertible preferred securities. These equity interests we acquire may not appreciate in value and, in fact, may decline in value if the company fails to perform financially or achieve its growth objectives. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments since these securities may have restrictions on their transfer or may not have an active trading market.
Equity investments also have experienced significantly more volatility in their returns and may under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stock investments to which we have exposure. Equity prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Although we expect to receive current income in the form of dividend payments on any convertible preferred equity investments, a substantial portion of the gains we expect to receive from our investments in such securities will likely be from the capital gains generated from the sale of our equity investments upon conversion of our convertible securities, the timing of which we cannot predict and we cannot guarantee that such sale will happen at all. We do not expect to generate capital gains from the sale of our portfolio investments on a level or uniform basis from quarter to quarter. In addition, any convertible preferred stock instruments will generally provide for conversion upon the portfolio companies’ achievement of certain milestone events, including a qualified public offering and/or a senior exchange listing for their common stock. However, there can be no assurance that our portfolio companies will obtain either a junior or senior exchange listing or, even if a listing is obtained, that an active trading market will ever develop in the common stock of our publicly traded portfolio companies. In addition, even if our portfolio companies obtain an exchange listing, we may be subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after such listing. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an exchange listing.
Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. Furthermore, due to the expected growth of our portfolio companies, we do not generally expect to receive dividend income from our common stock investments. In the case of cumulative preferred stock, there is no assurance that any dividends will ever be paid by a portfolio company. Dividends to any equity holders may be suspended or cancelled at any time.
Investments in equity securities can carry additional risks and may have other characteristics that require investments to be made indirectly through blocker entities or otherwise. In addition, if an issuer of equity securities in which we have invested sells additional shares of its equity securities, our interest in the issuer may be diluted and the value of our investment could decrease.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay the base management fee, income based fee and capital gains incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the base management fee, income based fee and capital gains incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers. For the foregoing reasons, investments in equity securities can be highly speculative and carry a substantial risk of loss of investment.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.
We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:
•have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;
•may have limited financial resources and may be unable to meet their obligations under their debt obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;
•may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•are more likely to depend on the management talents and efforts of a small group of persons and, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us; and
•generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.
In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis and in any event often have lower volumes than publicly traded securities even in normal market conditions. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities.
If there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our Board. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser or any of its affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction under the 1940 Act. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies, and to monitor the activities and performance of these investments. To the extent that we (or other clients of our Adviser) may hold a larger number of investments, greater demands will be placed on our Adviser’s time, resources and personnel in monitoring such investments, which may result in less attention being paid to any individual investment and greater risk that our investment decisions may not be fully informed.
Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
To the extent we invest in publicly traded companies, we may be unable to obtain financial covenants and other contractual rights, which subjects us to additional risks.
We have invested and may continue to invest in instruments issued by publicly-held companies, we may be subject to risks that differ in type or degree from those involved with investments in privately-held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on our ability to dispose of such instruments at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks. In addition, to the extent we invest in publicly traded debt instruments, we may not be able to obtain financial covenants or other contractual rights that we might otherwise be able to obtain when making privately-negotiated investments. We may not have the same access to information in connection with investments in public debt instruments that we would expect to have in connection with privately-negotiated investments. If we or our Adviser were deemed to have material, nonpublic information regarding the issuer of a publicly traded instrument in which we have invested, we may be limited in our ability to make new investments or sell existing investments in such issue.
The credit ratings of certain of our investments may not be indicative of the actual credit risk of such rated instruments.
Rating agencies rate debt securities based upon their assessment of the likelihood of the receipt of principal and interest payments. Rating agencies do not consider the risks of fluctuations in market value or other factors that may influence the value of debt securities. Therefore, the credit rating assigned to a particular instrument may not fully reflect the true risks of an investment in such instrument. Credit rating agencies may change their methods of evaluating credit risk and determining ratings. These changes may occur quickly and often. While we may give some consideration to ratings, ratings may not be indicative of the actual credit risk of our investments in rated instruments.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts.
Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.
A redemption of convertible securities held by us could have an adverse effect on our ability to achieve our investment objective.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by us is called for redemption, we will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on our ability to achieve our investment objective.
To the extent original issue discount (“OID”) and payment-in-kind (“PIK”) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.
Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in income for financial reporting purposes in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and taxable income prior to receipt of cash, including the following:
•Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability or deferred payments and the value of any associated collateral;
•Original issue discount instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;
•For U.S. GAAP purposes, cash distributions to shareholders that include a component of OID income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact;
•The presence of OID and PIK creates the risk of non-refundable cash payments to our Adviser in the form of incentive fees on income based on non-cash OID and PIK accruals that may never be realized; and
•In the case of PIK, “toggle” debt, which gives the issuer the option to defer an interest payment in exchange for an increased interest rate in the future, the PIK election has the simultaneous effect of increasing the investment income, thus increasing the potential for realizing incentive fees.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our strategy focuses on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Adviser. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, any holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. We generally are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our tax treatment as a RIC. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to diversify our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders. See “—If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.”
Defaults by our portfolio companies could jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold which could harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

As part of our lending activities, we may in certain opportunistic circumstances originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Any such investment would involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company that we fund, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by us to the borrower.
Subordinated liens on collateral securing debt investments that we may make to portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we will make in portfolio companies will be secured on a second priority lien basis by the same collateral securing senior debt of such companies. We also make debt investments in portfolio companies secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. In the event of a default, the holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us.
In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the first priority or second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the first priority or second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.
We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on any such portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
Certain of our investments may be adversely affected by laws relating to fraudulent conveyance or voidable preferences.
Certain of our investments could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to certain investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt proceeds are used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require us to repay any amounts received by us with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, we may not receive any repayment on such debt obligations.
Under certain circumstances, payments to us and distributions by us to our shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Although we intend to structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company or a representative of us or our Adviser sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.
In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a BDC, we may be required to provide managerial assistance to those portfolio companies if they so request upon our offer), we may be subject to allegations of lender liability.
We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.
We do not currently, and do not expect in the future to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at a favorable value. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
We and our portfolio companies are, and will continue to be, exposed to risks associated with changes in interest rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our portfolio company investments and our investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income and our net asset value. The majority of our debt investments have, and are expected to have, variable interest rates that reset periodically based on benchmarks such as the SOFR, the SONIA, the Euro Interbank Offered Rate, the Federal Funds rate or Prime rate. Increases in interest rates have made and may continue to make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold and may increase defaults even where our investment income increases. Elevated interest rates could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Additionally, as interest rates have increased and the corresponding risk of default by borrowers has increased, the liquidity of higher interest rate loans may decrease as fewer investors may be willing to purchase such loans in the secondary market in light of the increased risk of a default by the borrower and the heightened risk of a loss of an investment in such loans. All of these risks may be exacerbated when interest rates rise rapidly and/or significantly. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities.
Conversely, if interest rates were to decline, borrowers may refinance their loans at lower interest rates, which could shorten the average life of the loans and reduce the associated returns on the investment, as well as require our Adviser and the Adviser’s personnel to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans.
In addition, because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
Portions of our investment portfolio and our borrowings have floating rate components. As a result, the recent significant changes in market interest rates have increased our interest expense as has the incurrence of additional fixed rate borrowings. In periods of elevated interest rates, such as in the current market, our cost of funds increases, which tends to reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. In addition, our interest expense may not decrease at the same rate as overall interest rates because of our fixed rate borrowings, which could lead to greater declines in our net investment income. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.
We do not have a policy governing the maturities of our investments. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect our net asset value. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate.
International investments create additional risks.
We may make investments in portfolio companies that are domiciled outside of the United States. Our investments in foreign portfolio companies are deemed “non-qualifying assets,” which means that, as required by the 1940 Act, such investments, along with other investments in non-qualifying assets, may not constitute more than 30% of our total assets at the time of our acquisition of any such asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:
•foreign governmental laws, rules and policies, including those relating to taxation and bankruptcy and restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States and any adverse changes in these laws;
•foreign currency devaluations that reduce the value of and returns on our foreign investments;

•adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;
•adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;
•the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;
•changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;
•deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and
•legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.
In addition, we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return that we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.
We expose ourselves to risks when we engage in risk management activities.
We have entered, and may in the future enter, into hedging transactions, which may expose us to risks associated with such transactions. We may seek to utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates and the relative value of certain debt securities from changes in market interest rates. Use of these hedging instruments may include counter-party credit risk. The scope of risk management activities we undertake varies based on the level of interest rates, prevailing foreign currency exchange rates, the types of investments that are made and other changing market conditions. To the extent we have non-U.S. investments, particularly investments denominated in non-U.S. currencies, our hedging costs will increase.
Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions were to decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions were to increase. It also may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.
The success of our hedging strategy will depend on our ability to correctly identify appropriate exposures for hedging. In connection with the September 2027 Notes, AUD 2027 Notes, January 2029 Notes, September 2029 Notes, March 2030 Notes and March 2031 Notes which bear interest at fixed rates, we entered into interest rate swaps to continue to align the interest rates of our liabilities with our investment portfolio, which consists of predominately floating rate loans. However, unanticipated changes in currency exchange rates or other exposures that we might hedge may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary, as may the time period in which the hedge is effective relative to the time period of the related exposure.
For a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the positions being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions also is not eligible to be distributed to non-U.S. stockholders free from withholding taxes. Changes to the regulations applicable to the financial instruments we use to accomplish our hedging strategy could affect the effectiveness of that strategy. See “—The market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and the SEC may affect our ability to use over-the-counter (“OTC”) derivatives for hedging purposes” and “We are, and will continue to be, exposed to risks associated with changes in interest rates.”
The market structure applicable to derivatives imposed by the Dodd-Frank Act, the U.S. Commodity Futures Trading Commission (“CFTC”) and the SEC may affect our ability to use over-the-counter (“OTC”) derivatives for hedging purposes.
The Dodd-Frank Act and the CFTC enacted and the SEC has issued rules to implement broad new regulatory and structural requirements applicable to OTC derivatives markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being implemented in other major financial markets.
The CFTC and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause us to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. Our Adviser has claimed relief from CFTC registration and regulation as a commodity pool operator with respect to our operations, with the result that we are limited in our ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, we are subject to strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of our portfolio, after taking into account unrealized profits and unrealized losses on any such contracts we have entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of our portfolio.
The Dodd-Frank Act also imposed requirements relating to real-time public and regulatory reporting of OTC derivative transactions, enhanced documentation requirements, position limits on an expanded array of derivatives, and recordkeeping requirements. Taken as a whole, these changes could significantly increase the cost of using uncleared OTC derivatives to hedge risks, including interest rate and foreign exchange risk; reduce the level of exposure we are able to obtain for risk management purposes through OTC derivatives (including as the result of the CFTC imposing position limits on additional products); reduce the amounts available to us to make non-derivatives investments; impair liquidity in certain OTC derivatives; and adversely affect the quality of execution pricing obtained by us, all of which could adversely impact our investment returns.
In addition, as a result of rules adopted by U.S. and foreign regulators concerning certain financial contracts, including OTC derivatives, entered into with counterparties that have been designated as global systemically important banking organizations, we may be restricted in our ability to terminate such contracts following the occurrence of certain insolvency-related default events. Transactions with these counterparties, therefore, carry heightened risk in the event that the counterparty defaults on its obligations to us.
Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.
Rule 18f-4 requires a BDC (or a registered investment company) that uses derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program and implement certain testing and board reporting requirements. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. Under Rule 18f-4, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts.
We may enter into total return swaps that would expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the total return swap, which may include a specified security or loan, basket of securities or loans or securities or loan indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A total return swap is typically used to obtain exposure to a security, loan or market without owning or taking physical custody of such security or loan or investing directly in such market. A total return swap may effectively add leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities or loans subject to the total return swap. A total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a total return swap is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.
Our portfolio may be focused on a limited number of industries, which will subject us to a risk of significant loss if there is a downturn in a particular industry.
Beyond the asset diversification requirements associated with our qualification as a RIC for U.S. federal income tax purposes, we do not have fixed guidelines for diversification. While we are not targeting any specific industries, our investments may be focused on relatively few industries.To the extent that we hold large positions in a small number of issuers, or within a particular industry, our net asset value may be subject to greater fluctuation. We may also be more susceptible to any single economic or regulatory occurrence or a downturn in particular industry. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns. Further, any industry in which we are meaningfully concentrated at any given time could be subject to significant risks that could adversely impact our aggregate returns. For example, as of December 31, 2024, our investments in internet software and services represented 11.6% of our portfolio at fair value. Our investments in internet software and services are subject to substantial risks, including, but not limited to, intense competition, changing technology, shifting user needs, frequent introductions of new products and services, competitors in different industries and ranging from large established companies to emerging startups, decreasing average selling prices of products and services resulting from rapid technological changes, cybersecurity risks and cyber incidents and various legal and regulatory risks. In addition, as of December 31, 2024, our investments in insurance represented 9.4% of our portfolio at fair value. The U.S. insurance industry is heavily regulated and our investments in insurance are subject to a variety of risks, including, but not limited to, additional or changing government regulations that could increase compliance and other costs of doing business, which may impact the business of such portfolio companies.
We cannot guarantee that we will be able to obtain various required licenses in U.S. states or in any other jurisdiction where they may be required in the future.
We are required to have and may be required in the future to obtain various state licenses to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. We cannot assure you that we will maintain or obtain all of the licenses that we need on a timely basis. We also are and will be subject to various information and other requirements to maintain and obtain these licenses, and we cannot assure you that we will satisfy those requirements. Our failure to maintain or obtain licenses that we require, now or in the future, might restrict investment options and have other adverse consequences.
Certain investment analyses and decisions by our Adviser may be required to be undertaken on an expedited basis.
Investment analyses and decisions by our Adviser may be required to be undertaken on an expedited basis to take advantage of certain investment opportunities. While we generally will not seek to make an investment until our Adviser has conducted sufficient due diligence to make a determination as to the acceptability of the credit quality of the investment and the underlying issuer, in such cases, the information available to our Adviser at the time of making an investment decision may be limited. Therefore, no assurance can be given that our Adviser will have knowledge of all circumstances that may adversely affect an investment. In addition, our Adviser may rely upon independent consultants and others in connection with its evaluation of proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and we may incur liability as a result of such consultants’ actions, many of whom we will have limited recourse against in the event of any such inaccuracies.
We may not have the funds or ability to make additional investments in our portfolio companies.
After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we do have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements, or in order to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Adviser’s allocation policies. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful investment or may reduce the expected return to us on the investment.
We are subject to certain risks as a result of our interests in the CLO Preferred Shares.
Under the terms of the loan sale agreements entered into in connection with our debt securitization transactions with respect to the CLOs (collectively, the “CLO Transactions”), we and certain financing subsidiaries sold and/or contributed to the respective issuers in connection with the particular CLO Transaction (the "CLO Issuers"), all of the ownership interest in the portfolio loans and participations held by the CLO Issuers on the closing date for the CLO Transaction for the purchase price and other consideration set forth in such loan sale agreements. As a result of the CLO Transactions, we hold all of the preferred shares issued by the CLO Issuers (collectively, the “CLO Preferred Shares”), which comprise 100% of the equity interests (other than, in the case of CLO Issuers domiciled in the Cayman Islands, certain nominal interests held by a charitable trust for purposes of limiting the ability of the CLO Issuers to file for bankruptcy) in the CLO Issuers and in the case of CLO Transactions which have a Delaware limited liability company as co-issuer (the “CLO Co-Issuers”), such CLO Issuer in turn owns 100% of the equity of such CLO Co-Issuer. In the case of CLO Issuers organized in Delaware, we own the equity interests of such CLO Issuer (i.e., the CLO Preferred Shares). As a result, we expect to consolidate the financial statements of the CLO Issuers in our consolidated financial statements. However, once sold or contributed to a CLO, the underlying loans and participation interests have been securitized and are no longer our direct investment, and the risk return profile has been altered. In general, rather than holding interests in the underlying loans and participation interests, the CLO Transactions resulted in us holding equity interests in the CLO Issuers, with the CLO Issuers holding the underlying loans. As a result, we are subject both to the risks and benefits associated with the Preferred Shares and, indirectly, the risks and benefits associated with the underlying loans and participation interests held by the CLO Issuers. In addition, our ability to sell, amend or otherwise modify an underlying loan held by a CLO Issuer is subject to certain conditions and restrictions under the applicable CLO Transactions, which may prevent us from taking actions that we would take if we held such underlying loan directly.

The subordination of the CLO Preferred Shares will affect our right to payment.
The respective CLO Preferred Shares are subordinated to the notes issued and amounts borrowed by the CLO Issuers and CLO Co-Issuers, as applicable (collectively, the “CLO Debt”), respectively, and certain fees and expenses. If an overcollateralization test or an interest coverage test is not satisfied as of a determination date, the proceeds from the underlying loans otherwise payable to a CLO Issuer (which such CLO Issuer could have distributed with respect to the CLO Preferred Shares of such CLO Issuer) will be diverted to the payment of principal on the CLO Debt of such CLO Issuer. See “—The CLO Indentures require mandatory redemption of the respective CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.”
On the scheduled maturity of the CLO Debt of a CLO Issuer or if such CLO Debt is accelerated after an event of default, proceeds available after the payment of certain administrative expenses will be applied to pay both principal of and interest on the such CLO Debt until such CLO Debt is paid in full before any further payment will be made on the CLO Preferred Shares of such CLO Issuer. As a result, such CLO Preferred Shares would not receive any payments until such CLO Debt is paid in full and under certain circumstances may not receive payments at any time.
In addition, if an event of default occurs and is continuing with respect to the CLO Debt of a CLO Issuer, the holders of such CLO Debt will be entitled to determine the remedies to be exercised under the indenture pursuant to which such CLO Debt was issued (each a “CLO Indenture” and collectively, the “CLO Indentures”). Remedies pursued by the holders of CLO Debt could be adverse to our interests as the holder of CLO Preferred Shares, and the holders of CLO Debt will have no obligation to consider any possible adverse effect on such our interest or the interest of any other person. See “ —The holders of certain CLO Debt will control many rights under the CLO Indentures and therefore, we will have limited rights in connection with an event of default or distributions thereunder.”
The CLO Preferred Shares represent leveraged investments in the underlying loan portfolio of the applicable CLO Issuer, which is a speculative investment technique that increases the risk to us as the owner of the CLO Preferred Shares. As the junior interest in a leveraged capital structure, the CLO Preferred Shares will bear the primary risk of deterioration in the performance of the applicable CLO Issuer and its portfolio of underlying loans.
The holders of certain CLO Debt will control many rights under the CLO Indentures and therefore, we will have limited rights in connection with an event of default or distributions thereunder.
Under each CLO Indenture, as long as any CLO Debt of the applicable CLO Issuer is outstanding, the holders of the senior-most outstanding class of such CLO Debt will have the right to direct the trustee or the applicable CLO Issuer to take certain actions under the applicable CLO Indenture or any related credit agreement. For example, these holders will have the right, following an event of default, to direct certain actions and control certain decisions, including the right to accelerate the maturity of applicable CLO Debt and, under certain circumstances, the liquidation of the collateral. Remedies pursued by such holders upon an event of default could be adverse to our interests.
Although we, as the holder of the CLO Preferred Shares, will have the right, subject to the conditions set forth in the CLO Indentures, to purchase assets in any liquidation of assets by the collateral trustee, if an event of default has occurred and is continuing, we will not have any creditors’ rights against the applicable CLO Issuer and will not have the right to determine the remedies to be exercised under the applicable CLO Indenture. There is no guarantee that any funds will remain to make distributions to us as the holder of the CLO Preferred Shares following any liquidation of assets and the application of the proceeds from such assets to pay the applicable CLO Debt and the fees, expenses, and other liabilities payable by the applicable CLO Issuer.
The CLO Indentures require mandatory redemption of the respective CLO Debt for failure to satisfy coverage tests, which would reduce the amounts available for distribution to us.
Under the CLO Indentures governing the CLO Transactions, there are two coverage tests applicable to CLO Debt. These tests apply to each CLO Transaction separately. The first such test, the interest coverage test, compares the amount of interest proceeds received and, other than in the case of defaulted loans, scheduled to be received on the underlying loans held by each CLO Issuer to the amount of interest due and payable on the CLO Debt of such CLO Issuer and the amount of fees and expenses senior to the payment of such interest in the priority of distribution of interest proceeds. To satisfy this test interest received on the portfolio loans held by such CLO Issuer must meet a minimum percentage under the applicable CLO Indenture for the respective class or classes of the amount equal to the interest payable on the CLO Debt of such CLO Issuer for such class or classes, plus the senior fees and expenses.
The second such test, the overcollateralization test, compares the adjusted collateral principal amount of the portfolio of underlying loans of each CLO Issuer to the aggregate outstanding principal amount of the CLO Debt of such CLO Issuer. To satisfy this second test at any time, this adjusted collateral principal amount must meet a minimum percentage under the applicable CLO Indenture for the respective class or classes. In this test, certain reductions are applied to the principal balance of underlying loans in connection with certain events, such as defaults or ratings downgrades to “CCC” levels or below with respect to the loans held by each CLO Issuer. These adjustments increase the likelihood that this test is not satisfied.
If either coverage test with respect to a CLO Transaction is not satisfied on any determination date on which such test is applicable, the applicable CLO Issuer must apply available amounts to redeem its CLO Debt in an amount necessary to cause such test to be satisfied. This would reduce or eliminate the amounts otherwise available to make distributions to us as the holder of the CLO Preferred Shares of such CLO Issuer.
Our investments in portfolio companies may expose us to environmental risks.
We may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements and environmental costs that could place increasing financial burdens on such portfolio entities. Required expenditures for environmental compliance may adversely impact investment returns on portfolio companies. The imposition of new environmental and other laws, regulations and initiatives could adversely affect the business operations and financial stability of such portfolio companies.
There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on our portfolio companies. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or to people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. Moreover, failure to comply with any such requirements could have a material adverse effect on a portfolio company, and we can offer no assurance that any such portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements.
Climate change and climate-related effects may expose us to systemic, global, macroeconomic risks and could adversely affect our business and the businesses of our products’ portfolio companies.
Global climate change is widely considered to be a significant threat to the global economy. We and the companies in which we invest may face risks associated with climate change, including physical risks such as an increased frequency or severity of extreme weather events and rising sea levels and temperatures. In addition, climate change may also impact our profitability and costs, as well as pose systemic risks for our businesses and those of the companies in which we invest. For example, to the extent weather conditions are affected by climate change, energy use by us or the companies in which we invest could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of us or the companies in which we invest. On the other hand, a decrease in energy use due to weather changes may affect the financial condition of some of the companies in which we invest through decreased revenues. Additionally, extreme weather conditions in general require more system backup, adding to costs, including costs of insurance (particularly for real estate in certain regions), and can contribute to increased system stresses, including service interruptions.
The United States is currently a party to the Paris Agreement, which includes commitments from countries to reduce their greenhouse gas emissions, among other commitments. While the new U.S. Presidential administration recently announced the United States’ withdrawal from the Paris Agreement, the withdrawal is not expected to go into affect until early 2026. In addition, various other regulatory and voluntary initiatives launched by international, federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose our business operations, products and products’ portfolio companies to other types of transition risks, such as: (i) political and policy risks, (including changing regulatory incentives, and legal requirements, including with respect to greenhouse gas emissions, that could result in increased costs or changes in business operations), (ii) regulatory and litigation risks, (including changing legal requirements that could result in increased permitting, tax and compliance costs, enhanced disclosure obligations, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief related to impacts related to climate change), (iii) technology and market risks, (including declining market for investments in industries seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions), (iv) business trend risks, (including requirements for certain portfolio companies related to capital expenditures, product or service redesigns, and changes to operations and supply chains to meet changing customer expectations, and the increased attention to ESG considerations by our investors, including in connection with their determination of whether to invest), and (v) potential harm to our reputation if our shareholders believe that we are not adequately or appropriately responding to climate change and/or climate risk management, including through the way in which we operate our business, the composition of portfolio, our new investments or the decisions we make to continue to conduct or change our activities in response to climate change considerations.
Risks Related to U.S. Federal Income Tax
We cannot predict how new tax legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The laws pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The likelihood of any such legislation being enacted is uncertain. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse tax consequences, such as significantly and negatively affecting our ability to qualify for tax treatment as a RIC or negatively affecting the U.S. federal income tax consequences applicable to us and our investors as a result of such qualification. Shareholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our common stock.
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to maintain our tax treatment as a RIC under subchapter M of the Code or if we make investments through taxable subsidiaries.
To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “— Certain U.S. Federal Income Tax Considerations.”
The Annual Distribution Requirement for a RIC generally will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long term capital losses. In addition, a RIC may, in certain cases, satisfy the Annual Distribution Requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of subchapter M. Even if we satisfy the Annual Distribution Requirement, we will be subject to U.S. federal income tax imposed, at corporate rates, on retained income and/or gains, including any short term capital gains or long term capital gains. We also must make distributions to satisfy an additional annual distribution requirement applicable to each calendar year in order to avoid a 4% U.S. federal excise tax on certain undistributed income; however we cannot guarantee that we will meet this distribution requirement. Because we may use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and may, in the future, be subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or choose or are required to retain a portion of our taxable income or gains, we could (1) be required to pay excise taxes and (2) fail to qualify for RIC tax treatment. If we fail to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to U.S. federal income tax on all of our taxable income (including our net capital gains) imposed at regular corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made.
The source-of-income requirement will be satisfied if we derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain "qualified publicly traded partnerships," (as defined in the Code) or other income derived from the business of investing in stock or securities.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Specifically, to satisfy this requirement (1) at least 50% of the value of our assets must consist of (i) cash, cash items (including receivables), U.S. government securities, securities of other RICs, and (ii) other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and(2) no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than the securities of other RICs of two or more issuers that are controlled, by us and which are determined under applicable Treasury regulations, to be engaged in the same or similar or related trades or businesses, or (iii) the securities of one or more “qualified publicly traded partnerships (as defined by the Code).” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax imposed at corporate rates, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.
We may invest in certain debt and equity investments through subsidiaries that are classified as corporations for U.S. federal income tax purposes. The net taxable income of such a subsidiary will be subject to U.S. federal income tax imposed at corporate rates. We may invest in certain foreign debt and equity investments, which could be subject to foreign taxes (such as income tax, withholding, and value added taxes).
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK, secondary market purchases of debt securities at a discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as unrealized appreciation for foreign currency forward contracts and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to limit deferral and generally require the current inclusion of income derived by the entity. In certain circumstances, this could require us to recognize income where we do not receive a corresponding payment in cash.
Unrealized appreciation on derivatives, such as foreign currency forward contracts, may be included in taxable income while the receipt of cash may occur in a subsequent period when the related contract expires. Any unrealized depreciation on investments that the foreign currency forward contracts are designed to hedge are not currently deductible for tax purposes. This can result in increased taxable income whereby we may not have sufficient cash to pay distributions or we may opt to retain such taxable income and pay a 4% excise tax. In such cases we could still rely upon the “spillover provisions” to maintain RIC tax treatment.
We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts with respect to debt securities acquired in the secondary market and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.
If we are not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. shareholders will be treated as having received a dividend from us in the amount of such U.S. shareholders’ allocable share of the base management fee and incentive fees paid to our Adviser and some of our expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholders.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the base management fee and incentive fees paid to our Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder.
General Risk Factors
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to regulation by laws at the local, state, and federal levels. These laws and regulations, as well as their interpretation, could change from time to time, including as the result of interpretive guidance or other directives from the new U.S. Presidential administration, and new laws, regulations and interpretations could also come into effect. Any new or changed laws or regulations could have a material adverse effect on our business, and political uncertainty could increase regulatory uncertainty in the near term.
As a result of the 2024 U.S. election, a single political party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. In addition, in June 2024, the U.S. Supreme Court reversed its longstanding approach under the Chevron doctrine, which provided for judicial deference to regulatory agencies. As a result of this decision, we cannot be sure whether there will be increased challenges to existing agency regulations or how lower courts will apply the decision in the context of other regulatory schemes without more specific guidance from the U.S. Supreme Court. For example, the U.S. Supreme Court's decision could significantly impact consumer protection, advertising, privacy, artificial intelligence, anti-corruption and anti-money laundering practices and other regulatory regimes with which we are required to comply. Any such regulatory developments could result in uncertainty about and changes in the ways such regulations apply to us, and may require additional resources to ensure our continued compliance. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations.
Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Adviser. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment in us.
Heightened scrutiny of the financial services industry by regulators may materially and adversely affect our business.
The financial services industry has been the subject of heightened scrutiny by regulators around the globe. In particular, the SEC and its staff have focused more narrowly on issues relevant to alternative asset management firms, including by forming specialized units devoted to examining such firms and, in certain cases, bringing enforcement actions against the firms, their principals and employees. In recent periods there have been a number of enforcement actions within the industry, and it is expected that the SEC will continue to pursue enforcement actions against asset managers.
While the SEC’s recent lists of examination priorities include such items as assessments of investment advisers’ marketing practices, compensation arrangements and controls to protect non-public information, it is generally expected that the SEC’s oversight of alternative asset managers will continue to focus substantially on concerns related to fiduciary duty transparency and investor disclosure practices. Although the SEC has cited improvements in disclosures and industry practices in this area, it has also indicated that there is room for improvement in particular areas, including fees and expenses (and the allocation of such fees and expenses) and co-investment practices. To this end, many investment advisory firms have received inquiries during examinations or directly from the SEC’s Division of Enforcement regarding various transparency-related topics, including the acceleration of monitoring fees, the allocation of broken-deal expenses, outside business activities of firm principals and employees, group purchasing arrangements and general conflicts of interest disclosures. While we believe we have made appropriate and timely disclosures regarding the foregoing, the SEC staff may disagree.
Further, the SEC has highlighted BDC board oversight and valuation practices as one of its areas of focus in investment adviser examinations and has instituted enforcement actions against advisers for misleading investors about valuation.
If the SEC were to investigate our Adviser and find errors in its methodologies or procedures, our Adviser could be subject to penalties and fines, which could in turn harm our reputation and our business, financial condition and results of operations could be materially and adversely affected. Similarly, from time to time we or our Adviser could become the subject of litigation or other similar claims. Any investigations, litigation or similar claims could continue without resolution for long periods of time and could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Investigations, litigations and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in an investigation, litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against investigations, litigation and other similar claims, and these expenses could be material to our earnings in future periods.
Government intervention in the credit markets could adversely affect our business.
The central banks and, in particular, the U.S. Federal Reserve, have taken unprecedented steps in response to inflationary pressures. It is impossible to predict if, how, and to what extent the United States and other governments would further intervene in the credit markets. Such intervention is often prompted by politically sensitive issues involving family homes, student loans, real estate speculation, credit card receivables, pandemics, etc., and could, as a result, be contrary to what we would predict from an “economically rational” perspective.

On the other hand, recent governmental intervention could mean that the willingness of governmental bodies to take additional extraordinary action is diminished. As a result, in the event of near-term major market disruptions, there might be only limited additional government intervention, resulting in correspondingly greater market dislocation and materially greater market risk.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.
The Maryland General Corporation Law (the “MGCL”), our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of the Company or the removal of our directors. We are subject to the Maryland Business Combination Act (the “Business Combination Act”), subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and may increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the “Control Share Acquisition Act”) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the 1940 Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and may increase the difficulty of consummating such an offer.
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in stockholders’ best interest.
Our Bylaws include an exclusive forum selection provision, which could limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or other agents.
Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of our directors, officers or other agents to us or to our shareholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws will not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act. There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision. The exclusive forum selection provision in our Bylaws may limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, which could materially adversely affect our business, financial condition and results of operations.

We expend significant financial and other resources to comply with the requirements of being a public entity.
As a public entity, we are subject to the reporting requirements of the Exchange Act and requirements of the Sarbanes-Oxley Act. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight are required. We have implemented procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
We may experience fluctuations in our operating results.
We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, interest rates and default rates on the debt investments we make, the level of our expenses, variations in and the timing of the recognition of realized gains or losses, unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other shareholders.
We are subject to risks in using custodians, counterparties, administrators and other agents.
We depend on the services of custodians, counterparties, administrators and other agents to carry out certain transactions and other administrative services, including compliance with regulatory requirements in U.S. and non-U.S. jurisdictions. We are subject to risks of errors and mistakes made by these third parties, which may be attributed to us and subject us or our shareholders to reputational damage, penalties or losses. We depend on third parties to provide primary and back up communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, portfolio monitoring, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. The terms of the contracts with third-party service providers are often customized and complex, and many of these arrangements occur in markets or relate to products that are not subject to regulatory oversight. Accordingly, we may be unsuccessful in seeking reimbursement or indemnification from these third-party service providers. In addition, we rely on a select number of third-party services providers and replacement of any one of our service providers could be difficult and result in disruption and expense.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;
•the impact of elevated inflation rates, fluctuating interest rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, uncertainties related to the new Presidential administration, including the impact of tariff enactment and tax reductions, trade disputes with other countries, and the risk of recession or a shutdown of government services could impact our business prospects and the prospects of our portfolio companies;
•an economic downturn could also impact availability and pricing of our financing and our ability to access the debt and equity capital markets;
•a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•changes in base interest rates and significant market volatility on our business and our portfolio companies (including our business prospects and the prospects of our portfolio companies including the ability to achieve our and their business objectives), our industry and the global economy including as a result of ongoing supply chain disruptions;
•interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;
•currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;
•our future operating results;
•our contractual arrangements and relationships with third parties;
•the ability of our portfolio companies to achieve their objectives;
•competition with other entities and our affiliates for investment opportunities;
•risks related to the uncertainty of the value of our portfolio investments, particularly those having no liquid trading market;

•the use of borrowed money to finance a portion of our investments as well as any estimates regarding potential use of leverage;
•the adequacy of our financing sources and working capital;
•the loss of key personnel;
•the timing of cash flows, if any, from the operations of our portfolio companies;
•the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;
•the ability of the Adviser to attract and retain highly talented professionals;
•our ability to qualify for and maintain our tax treatment as a RIC under Subchapter M of the Code, and as a BDC under the 1940 Act;
•the impact that environmental, social and governance matters could have on our brand and reputation and our portfolio companies;
•the effect of legal, tax and regulatory changes;
•the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks, and the increasing use of artificial intelligence and machine learning technology;
•the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine, as well as political and social unrest in the Middle East and North Africa regions, uncertainty with respect to immigration and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; and
•other risks, uncertainties and other factors previously identified in the reports and other documents we have filed with the SEC.
This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS
We estimate that the net proceeds we will receive from this offering will be approximately $          million, based on an offering price of          % per Note, after deducting the fee paid to the underwriters and estimated offering expenses of approximately $          million payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount. We intend to use the net proceeds of this offering for the general corporate purposes of us and our subsidiaries. We currently anticipate being able to deploy the proceeds from this offering within three months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions.

CAPITALIZATION
The following table sets forth:
•the actual consolidated capitalization of the Company as of June 30, 2025; and
•the consolidated capitalization of the Company as of June 30, 2025, as adjusted to reflect the sale of $           million aggregate principal amount of Notes at an offering price of            % per Note after deducting discounts and commissions and estimated offering expenses of approximately $                million payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds.”
You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included elsewhere in this prospectus.

($ in thousands, except per share amounts)	June 30, 2025 (Unaudited)	As Adjusted for this Offering
Assets
Investments at fair value	$32,004,154
Cash (restricted cash of $45,860)	531,517
Foreign cash	6,114
Interest and dividend receivable	192,102
Receivable from controlled affiliates	23,639
Receivable for investments sold	426,259
Prepaid expenses and other assets	150,738
Total Assets	$33,334,523
Liabilities
Secured Debt (net of unamortized debt issuance costs)	$8,600,097
Unsecured Notes (net of unamortized debt issuance costs)	6,071,621
Distribution payable	186,242
Payable for investments purchased	233,792
Payables to affiliates	78,576
Tender offer payable	464,234
Accrued expenses and other liabilities	204,915
Total Liabilities	$15,839,477
Commitments and contingencies
Net Assets
Class S Common shares $0.01 par value, 1,500,000,000 shares authorized; 615,947,390 shares issued and outstanding	6,159
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized; 57,044,599 shares issued and outstanding	570
Class I Common shares $0.01 par value, 2,000,000,000 shares authorized; 1,180,086,396 shares issued and outstanding	11,801
Additional paid-in-capital	17,365,194
Accumulated undistributed (overdistributed) earnings	111,322
Total Net Assets	17,495,046
Total Liabilities and Net Assets	$33,334,523
Net Asset Value Per Class S Share	$9.42
Net Asset Value Per Class D Share	$9.43
Net Asset Value Per Class I Share	$9.45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained in this section should be read in conjunction with “Financial Statements”. This discussion contains forward-looking statements, which relate to future events or the future performance or financial condition of Blue Owl Credit Income Corp. and involves numerous risks and uncertainties, including, but not limited to, those described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 and in “Risk Factors”. This discussion also should be read in conjunction with the “Cautionary Statement Regarding Forward Looking Statements”. Actual results could differ materially from those implied or expressed in any forward-looking statements.
Overview
Blue Owl Credit Income Corp. (the “Company”, “we”, “us”, or “our”) is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the 1940 Act. Formed as a Maryland corporation on April 22, 2020, we are externally managed by Blue Owl Credit Advisors LLC (the “Adviser”) which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). We have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and we intend to operate in a manner so as to qualify for the tax treatment applicable to RICs. On October 23, 2020, we formed a wholly-owned subsidiary, OR Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending IC LLC makes loans to borrowers headquartered in California. From time to time we may form wholly-owned subsidiaries to facilitate the normal course of business.
We are managed by our Adviser. Our Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform (“Credit”), which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies. Our Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our Board, our Adviser manages our day-to-day operations, and provides investment advisory and management services, to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. Our Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.
We have received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based servicing and/or distribution fees and early withdrawal fees. On November 12, 2020, we commenced our initial public offering pursuant to which we offered, on a continuous basis, $2,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock, and we sold 700,000 shares pursuant to the subscription agreement with an entity affiliated with the Adviser and met the minimum offering requirement for our continuous public offering. The purchase price of these shares sold in the private placement was $10.00 per share. On February 14, 2022, we commenced our follow-on offering, on a continuous basis, pursuant to which we offered of up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On December 6, 2024, we commenced our current offering pursuant to which we are offering up to $14,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). The Dealer Manager is entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below our net asset value per share of such class, as determined in accordance with our share pricing policy, plus applicable upfront selling commissions. We also engage in private placements of our common stock.
Since meeting the minimum offering requirement and commencing our continuous public offering through June 30, 2025, we have issued 628,638,106 shares of Class S common stock, 97,439,821 shares of Class D common stock, and 1,200,361,593 shares of Class I common stock for gross proceeds, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, of $5.94 billion, $0.91 billion, and $11.29 billion, respectively, including $1,000 of seed capital contributed by our Adviser in September 2020, approximately $25.0 million in gross proceeds raised from an entity affiliated with the Adviser, and 109,500,186 shares of our Class I common stock issued in a private placement issued to feeder vehicles primarily created to hold our Class I shares for gross proceeds of approximately $1.04 billion. The Adviser, the entity affiliated with the Adviser, and their permitted assignees may not engage in any transaction that would result in the effective economic disposition of the Class I shares.
Our Adviser also serves as investment adviser to Blue Owl Capital Corporation and Blue Owl Capital Corporation II.
Blue Owl consists of three product platforms: (1) Credit, (2) GP Strategic Capital, which primarily focuses on acquiring equity stakes in, or providing debt financing to, large, multi-product private equity and private credit firms and (3) Real Assets, which primarily focuses on the strategies of net lease real estate, real estate credit and digital infrastructure, which focuses on acquiring, financing, developing and operating data centers and related digital infrastructure assets. The direct lending strategy of Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OTCA, OTCA II, and OPFA, the “Blue Owl Credit Advisers”), which also are registered investment advisers. As of June 30, 2025, the Adviser and its affiliates had $145.47 billion of assets under management across Blue Owl’s Credit platform.
The management of our investment portfolio is the responsibility of the Adviser and the Diversified Lending Investment Committee. The Investment Team is led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl’s Credit platform’s direct lending investment committees. Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged each sit on direct lending strategy’s four investment committees: Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Patrick Linnemann, Meenal Mehta and Logan Nicholson. We consider the individuals on the Diversified Lending Investment Committee to be our portfolio managers. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis.
The Diversified Lending Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Diversified Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be bought and sold), structures financings and monitors the performance of the investment portfolio. Each investment opportunity requires the approval of a majority of the Diversified Lending Investment Committee. Follow-on investments in existing portfolio companies may require the Diversified Lending Investment Committee's approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Diversified Lending Investment Committee. The compensation packages of Diversified Lending Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.

In addition, we and the Adviser have entered into a dealer manager agreement with Blue Owl Securities and certain participating broker dealers to solicit capital.
We may be prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”) from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, the Adviser and certain of our affiliates were granted an order for exemptive relief, the Adviser and certain of our affiliates were granted by the SEC for us to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when we co-invest with our affiliates in an issuer where our affiliate has an existing investment in the issuer, and (2) if we dispose of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee our participation in the co-investment program. As required by the Order, we have adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and our Chief Compliance Officer will provide reporting to the Board.
We have elected to be regulated as a BDC under the 1940 Act and intend to elect to be taxed as a regulated investment company (“RIC”) for tax purposes under the Code. As a result, we are required to comply with various statutory and regulatory requirements, such as:
•the requirement to invest at least 70% of our assets in “qualifying assets”, as such term is defined in the 1940 Act;
•source of income limitations;
•asset diversification requirements; and
•the requirement to distribute (or be treated as distributing) in each taxable year at least the sum of 90% of our investment company taxable income and tax-exempt interest for that taxable year.
Our Investment Framework
Our investment objective is to generate current income, and to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and make debt and equity investments in, U.S. middle-market companies and is intended to generate favorable returns across credit cycles with an emphasis on preserving capital. Since our Adviser and its affiliates began investment activities in April 2016 through June 30, 2025, our Adviser and its affiliates have originated $164.01 billion aggregate principal amount of investments, of which $160.03 billion aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates. We seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms capable of providing both operational and financial resources. We seek to generate current income primarily in U.S. middle-market companies, both sponsored and non-sponsored, through direct originations of senior secured loans or originations of unsecured loans, subordinated loans or mezzanine loans, broadly syndicated loans and, to a lesser extent, investments in equity and equity-related securities including warrants, preferred stock and similar forms of senior equity. Except for our specialty financing portfolio investments, our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder. We intend, under normal circumstances, to invest directly, or indirectly through our investments in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund) (“OCIC SLF”) and Blue Owl Credit SLF LLC (“Credit SLF”) or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments.

We define “middle-market companies” generally to mean companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million annually and/or annual revenue of $50 million to $2.50 billion at the time of investment, although we may on occasion invest in smaller or larger companies if an opportunity presents itself. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets.We generally seek to invest in upper middle-market companies with a loan-to-value ratio (the amount of outstanding debt as a percentage of the value of the company) of 50% or below.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans (as defined below), with a lesser allocation to equity or equity-linked opportunities, including publicly traded debt instruments, which we may hold directly or through special purposes vehicles. These investments may include high-yield bonds, which are often referred to as “junk bonds”, and broadly syndicated loans. In addition, we may invest a portion of our portfolio in opportunistic investments and broadly syndicated loans, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, including publicly traded debt instruments, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than those of middle-market companies, and equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant- lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). As of June 30, 2025, our average investment size in each of our portfolio companies was approximately $89.6 million based on fair value. As of June 30, 2025, excluding the investment in OCIC SLF, Credit SLF and certain investments that fall outside our typical borrower profile, our portfolio companies representing 93.5% of our total debt portfolio based on fair value, had weighted average annual revenue of $1.20 billion, weighted average annual EBITDA of $291.7 million, an average interest coverage of 2.0x and an average net loan-to-value of 39.6%.
The companies in which we invest use our capital primarily to support their growth, acquisitions, market or product expansion, refinancings and/or recapitalizations. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “junk”.
Key Components of Our Results of Operations
Investments
We focus primarily on the direct origination of loans to middle-market companies domiciled in the United States.
Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make.
In addition, as part of our risk strategy on investments, we may reduce the levels of certain investments through partial sales or syndication to additional lenders.
Revenues
We generate revenues primarily in the form of interest income from the investments we hold. In addition, we may generate income from dividends on either direct equity investments or equity interests obtained in connection with originating loans, such as options, warrants or conversion rights. Our debt investments typically have a term of three to ten years. As of June 30, 2025, 98.7% of our debt investments based on fair value bear interest at a floating rate, subject to interest rate floors in certain cases. Interest on our debt investments is generally payable either monthly or quarterly.
Our investment portfolio consists primarily of floating rate loans, and our credit facilities bear interest at floating rates. Macro trends in base interest rates like SOFR and any other alternative reference rates may affect our net investment income over the long term. However, because we generally originate loans to a small number of portfolio companies each quarter, and those investments vary in size, our results in any given period, including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period, often are idiosyncratic, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macro trends. Generally, because our portfolio consists primarily of floating rate loans, we expect our earnings to benefit from a prolonged higher rate environment.
Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts under U.S. generally accepted accounting principles (“U.S. GAAP”) as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We may also generate revenue in the form of commitment, loan origination, structuring, or due diligence fees, fees for providing managerial assistance to our portfolio companies and possibly consulting fees.
Dividend income on equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.
Our portfolio activity also reflects the proceeds from sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the Consolidated Statements of Operations.
Expenses
Our primary operating expenses include the payment of the management fee, performance based incentive fee, expenses reimbursable under the Administration Agreement and Investment Advisory Agreement, legal and professional fees, interest and other debt expenses and other operating expenses. The management fee and performance based incentive fee compensate our Adviser for work in identifying, evaluating, negotiating, closing, monitoring and realizing our investments.
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Administration Agreement; and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:
•expenses deemed to be “organization and offering expenses” for purposes of FINRA Conduct Rule 2310(a)(12) (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);
•the cost of corporate and organizational expenses relating to offerings of shares of our common stock;
•the cost of calculating our net asset value, including the cost of any third-party valuation services;
•the cost of effecting any sales and repurchases of our common stock and other securities;
•fees and expenses payable under any dealer manager agreements, if any;
•debt service and other costs of borrowings or other financing arrangements;
•costs of hedging;
•expenses, including travel expense, incurred by the Adviser, or members of the investment team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;
•escrow agent, transfer agent and custodial fees and expenses;
•fees and expenses associated with marketing efforts;
•federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;
•federal, state and local taxes;
•independent directors’ fees and expenses, including certain travel expenses;
•costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing;
•the costs of any reports, proxy statements or other notices to our shareholders (including printing and mailing costs);
•the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters;
•commissions and other compensation payable to brokers or dealers;
•research and market data;
•fidelity bond, directors’ and officers’ errors and omissions liability insurance and other insurance premiums;
•direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;
•fees and expenses associated with independent audits, outside legal and consulting costs;
•costs of winding up;

•costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;
•extraordinary expenses (such as litigation or indemnification); and
•costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.
The Adviser is responsible for the payment of our organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by us. We expect, but cannot assure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.
Expense Support and Conditional Reimbursement Agreement
On September 30, 2020, we entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, the purpose of which was to ensure that no portion of our distributions to shareholders represented a return of capital for tax purposes. The Expense Support Agreement became effective as of November 12, 2020, the date that the Company met the minimum offering requirement and was terminated by the Adviser on March 7, 2023.
On a quarterly basis, the Adviser reimbursed us for “Operating Expenses” (as defined below) in an amount equal to the excess of our cumulative distributions paid to our shareholders in each quarter over “Available Operating Funds” (as defined below) received by us on account of our investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.
Under the Expense Support Agreement, “Operating Expenses” was defined as all of our operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) our estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) our realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments under the Expense Support Agreement automatically became a liability of the Adviser and the right to such Expense Payment was an asset of ours on the last business day of the applicable quarter. The Expense Payment for any quarter was be paid by the Adviser to us in any combination of cash or other immediately available funds, and/or offset against amounts due from us to the Adviser no later than the earlier of (i) the date on which we close our books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceeded the cumulative distributions paid by us in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we were required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter had been reimbursed. Any payments required to be made by us are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to us within three years prior to the last business day of such quarter that have not been previously reimbursed by us to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as our total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by us during the fiscal year to exceed the lesser of: (i) 1.75% of our average net assets attributable to the shares of our common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of our average net assets attributable to shares of our common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.
The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. We or the Adviser will be able to terminate the Expense Support Agreement at any time, with or without notice. The Expense Support Agreement will automatically terminate in the event of (a) the termination of the Investment Advisory Agreement, or (b) a determination by our Board to dissolve or liquidate the Company. Upon termination of the Expense Support Agreement, we will be required to fund any Expense Payments that have not been reimbursed by us to the Adviser. Prior to termination of the Expense Support Agreement, Expense Support Payments provided by the Adviser since inception was $9.4 million. All Expense Support Payments were repaid prior to termination.
Reimbursement of Administrative Services
We will reimburse our Adviser for the administrative expenses necessary for its performance of services to us. However, such reimbursement will be made at an amount equal to the lower of our Adviser’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse our Adviser for any services for which it receives a separate fee, for example rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of our Adviser.
Leverage
The amount of leverage we use in any period depends on a variety of factors, including cash available for investing, the cost of financing and general economic and market conditions. On September 30, 2020, we received shareholder approval that allowed us to reduce our asset coverage ratio to 150% effective October 1, 2020. and in connection with their subscription agreements, our investors are required to acknowledge our ability to operate with an asset coverage ratio that may be as low as 150%. As a result, we generally will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the common stock if our asset coverage, as defined in the 1940 Act, would at least be equal to 150% immediately after each such issuance. This reduced asset coverage ratio permits us to double the amount of leverage we can incur. For example, under a 150% asset coverage ratio we may borrow $2 for investment purposes of every $1 of investor equity whereas under a 200% asset coverage ratio we may only borrow $1 for investment purposes for every $1 of investor equity.
In any period, our interest expense will depend largely on the extent of our borrowing and we expect interest expense will increase as we increase our leverage over time subject to the limits of the 1940 Act. In addition, we may dedicate assets to financing facilities.

Potential Market Trends
We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors.
Limited Availability of Capital for Middle Market Companies. The middle-market is a large addressable market. According to GE Capital’s National Center for the Middle Market Year-End 2024 Middle Market Indicator, there are approximately 200,000 U.S. middle-market companies, which have approximately 48 million aggregate employees. Moreover, the U.S. middle-market accounts for one-third of private sector gross domestic product (“GDP”). GE defines U.S. middle-market companies as those between $10 million and $1.00 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle-market companies. We believe U.S. middle-market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. We believe that regulatory and structural factors, industry consolidation and general risk aversion, limit the amount of traditional financing available to U.S. middle-market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there are a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.
Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. Access to underwritten bond and syndicated loan markets is challenging for middle-market companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors, such as mutual funds and exchange traded funds (“ETFs”), who among other things, are focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision.
Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle-market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we have a more stable capital base and have the ability to invest in illiquid assets, and we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit. We believe that periods of market volatility, such as the current period of market volatility caused, in part, by uncertainty regarding inflation and interest rates, and current geopolitical conditions, have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even as the public loan markets remain open. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms broadly, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.60 trillion as of December 31, 2024, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.
Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle-market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle-market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.
Conservative Capital Structures. With more conservative capital structures, U.S. middle-market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle-market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.
Attractive Opportunities in Investments in Loans. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.
Portfolio and Investment Activity
As of June 30, 2025, based on fair value, our portfolio consisted of 88.6% first lien senior secured debt investments (of which 38.4% we consider to be unitranche debt investments (including “last-out” portions of such loans)), 4.7% second-lien senior secured debt investments, 1.4% unsecured debt investments, 1.0% joint ventures, 1.5% preferred equity investments, and 2.8% common equity investments.
As of June 30, 2025, our weighted average total yield of the portfolio at fair value and amortized cost was 9.7% and 9.6%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 9.8% and 9.7%, respectively. Refer to our weighted average yields and interest rates table for more information on our calculation of weighted average yields. As of June 30, 2025, the weighted average spread of total debt investments was 5.0%.
As of June 30, 2025, we had investments in 357 portfolio companies with an aggregate fair value of $32.00 billion. As of June 30, 2025, we had net leverage of 0.82x debt-to-equity and we target net leverage of 0.90x-1.25x debt-to-equity.
The current lending environment is challenging as the potential impact from recent trade and economic policies, including those related to tariffs, impacted investor expectations regarding economic growth which resulted in increased uncertainty. Merger and acquisition activity remains below historical averages and refinancing activity has slowed. However, our platform continues to find attractive investment opportunities for deployment, predominantly in first lien originations. In addition, deal activity remains subdued and a large portion of our originations across the platform this quarter were deployed into existing borrowers.

Currently, the economic outlook is uncertain and stocks and public fixed income markets have been volatile; however, the credit quality of our portfolio has been consistent. We continue to focus on investing in upper middle-market businesses in non-cyclical industries we view as recession resistant and that we are familiar with, including defensive service-oriented sectors that provide intangible products such as healthcare, business services, financial services or software. These companies have reduced reliance on manufactured goods or commodities which minimizes direct tariff impacts. Blue Owl serves as the lead, co-lead or administrative agent on many of our investments and the majority of our investments are supported by sophisticated financial sponsors who provide operational and financial resources. Our borrowers have a weighted average EBITDA of $291.7 million and we believe this scale contributes to the durability of our borrowers and their ability to adapt to different economic environments. In addition, Blue Owl’s direct lending strategy continues to invest in, and is often the lead lender or administrative agent on, transactions in excess of $1.00 billion in size, which gives us the ability to structure the terms of such deals to maximize deal economics and credit protection and provide customized flexible solutions. The average hold size of Blue Owl’s direct lending strategy’s new investments is approximately $350.0 million (up from approximately $200.0 million in 2021) and average total new deal size is $1.00 billion (up from approximately $600.0 million in 2021).
We believe that the construction of our current portfolio coupled with our experienced investment team and strong underwriting standards leave us well-positioned for the current economic environment. Many of the companies in which we invest are continuing to see modest growth in both revenues and EBITDA. However, in the event of further geopolitical, economic and financial market instability in the U.S. and elsewhere, it is possible that the results of some of the middle-market companies similar to those in which we invest could be challenged. While we are not seeing a meaningful increase in amendment activity, requests for increased revolver borrowings, missed payments, downward movement in our watch list or other signs of an overall, broad deterioration in our results or those of our portfolio companies at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions, which could have a negative impact on our future results.
We also continue to invest in OCIC SLF, Credit SLF and in specialty financing portfolio companies, including Fifth Season Investments LLC (“Fifth Season”), LSI Financing DAC 1 (“LSI Financing DAC”), LSI Financing LLC (“LSI Financing LLC”), and AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”). In the future we may invest through additional specialty finance portfolio companies, joint ventures, partnerships or other special purpose vehicles. See “Specialty Financing Portfolio Companies” and “Joint Ventures.” These companies may use our capital to support acquisitions which could continue to lead to increased dividend income supported by well-diversified underlying portfolios.
We intend to leverage the expanding role that private lenders are being asked to play in the broader credit markets to evaluate cross-platform opportunities including strategic equity and accretive joint venture investments that have cash flow and credit profiled that provide consistent income. We formed Blue Owl Leasing LLC, a cross-platform joint venture intended to invest in equipment leases and in the future we may invest through other cross-platform investment vehicles. See “Joint Ventures.”

Our investment activity for the three months ended June 30, 2025 and 2024 and the years ended December 31, 2024, December 31, 2023 and December 31, 2022 is presented below (information presented herein is at par value unless otherwise indicated):

	For the Three Months Ended June 30,
($ in thousands)	2025	2024
New investment commitments
Gross originations	$5,035,305	$7,624,476
Less: Sell downs	—	(6,303)
Total new investment commitments	$5,035,305	$7,618,173
Principal amount of new investments funded:
First-lien senior secured debt investments	$3,378,564	$5,736,939
Second-lien senior secured debt investments	799,564	120,976
Unsecured debt investments	—	169,117
Joint ventures	20,419	8,750
Preferred equity investments	26,297	1,126
Common equity investments	93,843	26,470
Total principal amount of new investments funded	$4,318,687	$6,063,378

Drawdowns (Repayments) on revolvers and delayed draw term loans, net	$406,206

Principal amount of investments sold or repaid:
First-lien senior secured debt investments(1)	$(2,138,465)	$(2,455,822)
Second-lien senior secured debt investments	(61,836)	(78,877)
Unsecured debt investments	(29,854)	—
Joint ventures	—	—
Preferred equity investments	(6,393)	(151,063)
Common equity investments	(18,414)	—
Total principal amount of investments sold or repaid	$(2,254,962)	$(2,685,762)
Number of new investment commitments in new portfolio companies(2)	27	36
Average new investment commitment amount in new portfolio companies	102,292	91,635
Weighted average term for new investment commitments (in years)	6.1	6.4
Percentage of new debt investment commitments at floating rates	100.0%	100.0%
Percentage of new debt investment commitments at fixed rates	—%	—%
Weighted average interest rate of new debt investment commitments(3)	9.3%	10.1%
Weighted average spread over applicable base rate of new floating rate debt investment commitments	5.0%	4.8%
__________________
(1)Includes scheduled paydowns.
(2)Number of new investment commitments represents commitments to a particular portfolio company.
(3)For the three months ended June 30, 2025 and 2024, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 4.29% and 5.32%, respectively.

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
New investment commitments
Gross originations	$23,117,640	$7,701,770	$9,513,338
Less: Sell downs	(148,413)	(1,014,542)	(229,705)
Total new investment commitments	$22,969,227	$6,687,228	$9,283,633
Principal amount of investments funded:
First-lien senior secured debt investments	$18,782,252	$6,263,963	$6,048,146
Second-lien senior secured debt investments	188,726	52,400	707,243
Unsecured debt investments	169,117	—	213,068
Joint ventures	57,639	119,656	—
Preferred equity investments	1,858	152,284	340,291
Common equity investments	513,475	98,925	324,213
Total principal amount of investments funded	$19,713,067	$6,687,228	$7,632,961
Principal amount of investments sold or repaid:
First-lien senior secured debt investments	$(9,244,125)	$(1,152,682)	$(751,277)
Second-lien senior secured debt investments	(566,746)	(60,539)	—
Unsecured debt investments	—	(3)	(142)
Joint ventures	—	—	—
Preferred equity investments	(251,752)	(16,735)	(305)
Common equity investments	(73,487)	(195)	(7,350)
Total principal amount of investments sold or repaid	$(10,136,110)	$(1,230,154)	$(759,074)
Number of new investment commitments in new portfolio companies(1)	114	86	126
Average new investment commitment amount in new portfolio companies	87,928	48,668	52,481
Weighted average term for new investment commitments (in years)	6.1	5.5	5.5
Percentage of new debt investment commitments at floating rates	100.0%	97.9%	99.2%
Percentage of new debt investment commitments at fixed rates	—%	2.1%	0.8%
Weighted average interest rate of new debt investment commitments(2)(3)(4)	9.4%	11.1%	10.3%
Weighted average spread over applicable base rate of new floating rate debt investment commitments	4.7%	5.8%	5.8%
__________________
(1)Number of new investment commitments represents commitments to a particular portfolio company.
(2)For the year ended December 31, 2024, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 4.31% as of December 31, 2024.
(3)For the year ended December 31, 2023, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 5.40% as of December 31, 2023.
(4)For the year ended December 31, 2022, assumes each floating rate commitment is subject to the greater of the interest rate floor (if applicable) or 3-month SOFR, which was 4.59% as of December 31, 2022.

Investments at fair value and amortized cost consisted of the below as of the following periods:

	June 30, 2025			December 31, 2024			December 31, 2023
($ in thousands)	Amortized Cost	Fair Value		Amortized Cost	Fair Value		Amortized Cost	Fair Value
First-lien senior secured debt investments(1)	$28,459,905	$28,361,820	(5)	$23,703,828	$23,665,142	(6)	$13,742,305	$13,788,717	(7)
Second-lien senior secured debt investments	1,553,566	1,510,504		802,519	767,392		1,199,591	1,184,755
Unsecured debt investments	437,355	452,014		447,930	440,633		242,352	244,661
Preferred equity investments(2)	475,230	474,211		367,924	364,672		709,751	721,545
Common equity investments(3)	772,423	888,069		742,386	825,152		416,011	448,974
Joint ventures(4)	340,728	317,536		319,078	315,903		261,433	273,441
Total Investments	$32,039,207	$32,004,154		$26,383,665	$26,378,894		$16,571,443	$16,662,093
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investments in LSI Financing DAC.
(3)Includes equity investments in Amergin AssetCo, Fifth Season and LSI Financing LLC.
(4)Includes equity investments in OCIC SLF and Credit SLF.
(5)38.4% of which we consider unitranche loans.
(6)38.5% of which we consider unitranche loans.
(7)44.6% of which we consider unitranche loans.

The table below describes investments by industry composition based on fair value as of the following periods:

	June 30, 2025	December 31, 2024	December 31, 2023
Advertising and media	1.5%	1.8%	1.9%
Aerospace and defense	0.7	0.8	0.5
Asset based lending and fund finance(1)	1.1	1.1	1.7
Automotive services(2)	0.6	0.7	0.7
Automotive aftermarket(2)	0.1	0.1	0.2
Buildings and real estate	2.3	2.6	3.6
Business services	5.4	6.0	5.5
Chemicals	2.4	2.9	1.6
Consumer products	1.9	1.5	2.0
Containers and packaging	3.0	2.4	3.2
Distribution	3.0	2.3	3.0
Education	0.9	0.9	0.8
Energy equipment and services	0.3	0.3	—
Financial services	5.4	5.1	3.1
Food and beverage	5.2	6.3	5.7
Healthcare equipment and services	7.1	6.0	4.8
Healthcare providers and services	13.3	12.0	14.8
Healthcare technology	6.0	5.7	4.3
Household products	1.1	1.3	1.9
Human resource support services	0.6	0.8	1.0
Infrastructure and environmental services	1.4	1.5	1.6
Insurance(3)	10.0	9.4	9.7
Internet software and services	10.3	11.6	12.8
Joint ventures(4)	1.0	1.2	1.6
Leisure and entertainment	2.6	3.0	0.8
Manufacturing	3.0	3.5	5.0
Pharmaceuticals(5)	1.3	1.1	0.5
Professional services	4.1	4.6	4.4
Specialty retail	1.4	1.8	1.9
Telecommunications	2.4	1.1	0.4
Transportation	0.6	0.6	1.0
Total	100.0%	100.0%	100.0%
__________________
(1)Includes investment in Amergin AssetCo.
(2)This was disclosed as “Automotive” as of December 31, 2023.
(3)Includes equity investment in Fifth Season.
(4)Includes equity investments in OCIC SLF and Credit SLF.
(5)Includes equity investments in LSI Financing DAC and LSI Financing LLC.

The table below describes investments by geographic composition based on fair value as of the following periods:

	June 30, 2025	December 31, 2024	December 31, 2023
United States:
Midwest	19.8%	20.6%	23.3%
Northeast	21.7	20.1	17.7
South	31.7	32.7	31.3
West	17.4	16.2	18.5
International	9.4	10.4	9.2
Total	100.0%	100.0%	100.0%
The table below describes the weighted average yields and interest rates of our investments based on fair value as of the following periods:

	June 30, 2025	December 31, 2024	December 31, 2023
Weighted average total yield of portfolio(1)	9.7%	9.9%	11.4%
Weighted average total yield of debt and income producing securities(1)	9.8%	10.0%	11.6%
Weighted average interest rate of debt securities	9.3%	9.7%	11.2%
Weighted average spread over base rate of all floating rate investments	5.0%	5.2%	5.9%
__________________
(1)For non-stated rate income producing investments, computed based on (a) the dividend or interest income earned for the respective trailing twelve months ended on the measurement date, divided by (b) the ending fair value. In instances where historical dividend or interest income data is not available or not representative for the trailing twelve months ended, the dividend or interest income is annualized.
The weighted average yield of our debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.
Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:
•assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;
•periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•comparisons to other companies in the portfolio company’s industry; and
•review of monthly or quarterly financial statements and financial projections for portfolio companies.
An investment will be placed on the Adviser’s credit watch list when select events occur and will only be removed from the watch list with oversight of the Diversified Lending Investment Committee and/or other agents of Blue Owl’s Credit platform. Once an investment is on the credit watch list, the Adviser works with the borrower to resolve any financial stress through amendments, waivers or other alternatives. If a borrower defaults on its payment obligations, the Adviser’s focus shifts to capital recovery. If an investment needs to be restructured, the Adviser’s workout team partners with the investment team and all material amendments, waivers and restructurings require the approval of a majority of the Diversified Lending Investment Committee.
As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:

Investment Rating	Description
1
Investments rated 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;

2
Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rating of 2;

3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination or acquisition;

4
Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and

5
Investments rated 5 involve a borrower performing substantially below expectations and indicates that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our Adviser rates the investments in our portfolio at least quarterly and it is possible that the rating of a portfolio investment may be reduced or increased over time. For investments rated 3, 4 or 5, our Adviser enhances its level of scrutiny over the monitoring of such portfolio company.
The Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risks; and, on at least a monthly basis, evaluates existing and newly identified situations where operating results are deviating from expectations. As part of its monitoring process, the Adviser focuses on projected liquidity needs and where warranted, re-underwriting credits and evaluating downside and liquidation scenarios.
The Adviser focuses on downside protection by leveraging existing rights available under our credit documents; however, for investments that are significantly underperforming or which may need to be restructured, the Adviser’s workout team partners with the investment team and all material amendments, waivers and restructurings require the approval of a majority of the Diversified Lending Investment Committee. Since inception, two of our investments have been placed on non-accrual status.

The following table shows the composition of our portfolio on the 1 to 5 rating scale as of the following periods:

	June 30, 2025		December 31, 2024		December 31, 2023
Investment Rating	Fair Value	Percentage	Fair Value	Percentage	Fair Value	Percentage
($ in thousands)
1	$2,206,304	6.9%	$1,507,477	5.7%	$942,463	5.7%
2	28,331,770	88.5%	23,692,115	89.8	15,378,993	92.2
3	1,437,952	4.5%	1,147,787	4.4	329,859	2.0
4	5,427	—%	—	—	—	—
5	22,701	0.1%	31,515	0.1	10,778	0.1
Total	$32,004,154	100.0%	$26,378,894	100.0%	$16,662,093	100.0%
The following table shows the amortized cost of our performing and non-accrual debt investments as of the following periods:

	June 30, 2025		December 31, 2024		December 31, 2023
($ in thousands)	Amortized Cost	Percentage	Amortized Cost	Percentage	Amortized Cost	Percentage
Performing	$30,373,214	99.7%	$24,911,661	99.8%	$15,172,755	99.9%
Non-accrual	77,612	0.3%	42,616	0.2	11,493	0.1
Total	$30,450,826	100.0%	$24,954,277	100.0%	$15,184,248	100.0%
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Specialty Financing Portfolio Companies
Amergin
Amergin was created to invest in a leasing platform focused on railcar, aviation and other long-lived transportation assets. Amergin acquires existing on-lease portfolios of new and end-of-life railcars and related equipment and selectively purchases off-lease assets and is building a commercial aircraft portfolio through aircraft financing and engine acquisition on a sale and lease back basis. Amergin consists of Amergin AssetCo and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. We made an initial equity commitment to Amergin AssetCo on July 1, 2022. As of June 30, 2025, our commitment to Amergin AssetCo is $227.6 million, of which $114.3 million is equity and $113.3 million is debt. As of June 30, 2025, the fair value of our investment in Amergin AssetCo was $189.6 million. As of June 30, 2025, the fair value of our investment in Amergin Asset Management, LLC was $2.2 million. We do not consolidate our equity interest in Amergin AssetCo or Amergin Asset Management, LLC.
Fifth Season Investments LLC
Fifth Season is a portfolio company created to invest in life insurance based assets, including secondary and tertiary life settlement and other life insurance exposures using detailed analytics, internal life expectancy review and sophisticated portfolio management techniques. On July 18, 2022, we made an initial equity commitment to Fifth Season. As of June 30, 2025, the fair value of our investment in Fifth Season was $292.6 million. We do not consolidate our equity interest in Fifth Season.

LSI Financing DAC
LSI Financing DAC is a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements generally in the life sciences space. On December 14, 2022, we made an initial equity commitment to LSI Financing DAC. As of June 30, 2025, fair value of our investment in LSI Financing DAC is $3.8 million. We do not consolidate our equity interest in LSI Financing DAC.
LSI Financing LLC
LSI Financing LLC is a separately managed portfolio company formed to indirectly own royalty purchase agreements and loans in the life sciences space. The Adviser provides consulting services to a subsidiary of LSI Financing LLC in exchange for a fee. The Adviser has agreed to waive a portion of the management fee payable by us pursuant to the Investment Advisory Agreement equal to our pro rata amount of such consulting fee. On November 25, 2024, we made an initial equity commitment to LSI Financing LLC. As of June 30, 2025, the fair value of our investment in LSI Financing LLC is $261.8 million and our total commitment is $372.9 million. We do not consolidate its equity interest in LSI Financing LLC.
Joint Ventures
OCIC SLF LLC
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”), a Delaware limited liability company, was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. The Company and OSTRS have 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member. We do not consolidate our non-controlling interest in OCIC SLF.
Refer to Exhibit (o)(1) and (o)(2) for OCIC SLF’s Supplemental Financial Information.
Blue Owl Credit SLF LLC
On May 6, 2024, Blue Owl Credit SLF LLC (“Credit SLF”), a Delaware limited liability company, was formed as a joint venture. We, along with, Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp., and State Teachers Retirement System of Ohio (“OSTRS”) (each, a “Credit SLF Member” and collectively, the “Credit SLF Members”) co-manage Credit SLF. Credit SLF’s principal purpose is to make investments in senior secured loans to middle-market companies, broadly syndicated loans and senior and subordinated notes issued by collateralized loan obligations. Credit SLF is managed by a board consisting of an equal number of representatives appointed by each Credit SLF Member and which acts unanimously. Investment decisions must be approved by Credit SLF’s board. Our investment in Credit SLF is a co-investment made with our affiliates in accordance with the terms of the exemptive relief that we received from the SEC. We do not consolidate our non-controlling interest in Credit SLF.
Refer to Exhibit (o)(3) and (o)(4) for the Credit SLF's Supplemental Financial Information.
Blue Owl Leasing LLC
On June 30, 2025, Blue Owl Leasing LLC (“Blue Owl Leasing”) was formed as a joint venture between us, Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp., two Blue Owl managed alternative credit funds, (Blue Owl Alternative Credit Fund and

Blue Owl Asset Leasing Fund) Blue Owl Leasing Members”). The Blue Owl Leasing Members co-manage Blue Owl Leasing. Blue Owl Leasing’s principal purpose is to make investments in financing leases. Blue Owl Leasing is managed by the Blue Owl Leasing Members and investment decisions must be unanimous. Our investment in Blue Owl Leasing is a co-investment made with our affiliates in accordance with the terms of the exemptive relief that we received from the SEC. We do not consolidate our non-controlling interest in Blue Owl Leasing. As of June 30, 2025, Blue Owl Leasing had not made any investments.
Results of Operations
For the three and six months ended June 30, 2025 and 2024
The following table represents the operating results for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Total Investment Income	$782,098	$626,043	$1,489,348	$1,154,200
Less: Operating Expenses	383,985	279,762	722,289	532,994
Net Investment Income (Loss) Before Taxes	398,113	346,281	767,059	621,206
Less: Income taxes, including excise taxes	341	2,464	561	3,263
Net Investment Income (Loss) After Taxes	397,772	343,817	766,498	617,943
Net change in unrealized gain (loss)	(43,148)	(24,310)	(96,261)	(22,695)
Net realized gain (loss)	13,560	(1,117)	(50,320)	(4,488)
Net Increase (Decrease) in Net Assets Resulting from Operations	$368,184	$318,390	$619,917	$590,760
Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. For the three and six months ended June 30, 2025, our net asset value per share decreased, primarily driven by a net change in unrealized depreciation of the fair value of our investments, net realized losses and dividends paid in excess of earnings. For the three and six months ended June 30, 2024, our net asset value per share increased, primarily driven by earnings in excess of dividends paid.
Investment Income
The following table represents investment income for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Investment income
Interest income	$701,560	$547,886	$1,332,379	$1,009,938
PIK interest income	32,237	31,284	60,999	58,846
Dividend income	20,935	24,635	47,431	40,476
PIK dividend income	14,341	14,767	27,685	32,018
Other income	13,025	7,471	20,854	12,922
Total Investment Income	$782,098	$626,043	$1,489,348	$1,154,200
For the Three Months ended June 30, 2025 and 2024
Investment income increased to $782.1 million for the three months ended June 30, 2025 from $626.0 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our debt investment portfolio which, at par, increased from $21.14 billion as of June 30, 2024 to $30.80 billion as of June 30, 2025. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns which are non-recurring in nature. Income generated from these fees decreased to $15.5 million for the three months ended June 30, 2025 from $44.4 million for the three months ended June 30, 2024 due to slower refinancing activity. For the three months ended June 30, 2025, PIK interest and PIK dividend income earned was $32.2 million and $14.4 million, respectively. PIK interest and PIK dividend income represented approximately 4.1% and 1.8% of total investment income for the three months ended June 30, 2025, respectively. For the three months ended June 30, 2024, PIK interest and PIK dividend income earned was $31.3 million and $14.8 million, respectively. PIK interest and PIK dividend income represented approximately 5.0% and 2.4% of total investment income for the three months ended June 30, 2024, respectively. Other income increased period-over-period due to an increase in unfunded investment commitment fees and incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing or as a result of episodic amendments made to the terms of our existing debt investments. Included in investment income is dividend income which includes income earned from our controlled, affiliated and non-controlled, affiliated equity investments. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments.
For the Six Months ended June 30, 2025 and 2024
Investment income increased to $1.49 billion for the six months ended June 30, 2025 from $1.15 billion for the same period in prior year primarily due to an increase in interest income as a result of an increase in our debt investment portfolio which, at par, increased from $21.14 billion as of June 30, 2024 to $30.80 billion as of June 30, 2025. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns which are non-recurring in nature. Income generated from these fees decreased to $31.2 million for the six months ended June 30, 2025 from $57.6 million for the six months ended June 30, 2024 due to slower refinancing activity. For the six months ended June 30, 2025, PIK interest and PIK dividend income earned was $60.9 million and $27.8 million, respectively. PIK interest and PIK dividend income represented approximately 4.1% and 1.9% of total investment income for the six months ended June 30, 2025, respectively. For the six months ended June 30, 2024, PIK interest and PIK dividend income earned was $58.8 million and $32.1 million, respectively. PIK interest and PIK dividend income represented approximately 5.1% and 2.8% of total investment income for the six months ended June 30, 2024, respectively. Other income increased period-over-period due to an increase in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing or as a result of episodic amendments made to the terms of our existing debt investments. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments.
Expenses
The following table represents expenses for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Offering costs	$1,580	$1,443	$3,542	$2,694
Interest expense	249,963	182,950	466,523	352,366
Management fees	51,511	32,969	97,908	61,488
Performance based incentive fees	56,824	45,485	109,499	84,395
Professional fees	7,258	5,085	12,854	10,701
Directors’ fees	320	320	640	646
Shareholder servicing fees	12,532	8,607	23,940	16,019
Other general and administrative	3,997	2,903	7,383	4,685
Total operating expenses	$383,985	$279,762	$722,289	$532,994

For the Three Months Ended June 30, 2025 and 2024
Total operating expenses increased to $384.0 million for the three months ended June 30, 2025 from $279.8 million for the same period prior year primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the net asset value of the fund. The increase in incentive fees was due to higher pre-incentive fee net investment income earned during the three months ended June 30, 2025 compared to the three months ended June 30, 2024. The increase in interest expense was driven by an increase in average daily borrowings to $14.04 billion from $9.06 billion period over period, partially offset by a decrease in the average interest rate to 6.6% from 7.7% period over period. As a percentage of total assets, offering costs, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period over period.
For the Six Months Ended June 30, 2025 and 2024
Total operating expenses increased to $722.3 million for the six months ended June 30, 2025 from $533.0 million for the same period prior year primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the net asset value of the fund. The increase in incentive fees was due to higher pre-incentive fee net investment income earned during the six months ended June 30, 2025 compared to the six months ended June 30, 2024. The increase in interest expense was driven by an increase in average daily borrowings to $13.27 billion from $8.66 billion period over period, partially offset by a decrease in the average interest rate to 6.7% from 7.6% period over period. As a percentage of total assets, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period over period.
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from U.S. federal income taxes as corporate tax rates.
Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the three and six months ended June 30, 2025, we recorded U.S. federal excise tax of $0.6 million and $0.8 million, respectively. For the three and six months ended June 30, 2024, we recorded U.S. federal excise tax of $2.5 million and $3.3 million, respectively.
Certain of our consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. For the three and six months ended June 30, 2025, we recorded a net tax expense/(benefit) of approximately $(216) thousand and $(207) thousand, respectively, for taxable subsidiaries. For the three and six months ended June 30, 2024, we recorded a net tax expense/(benefit) of approximately $(1) thousand and $(10) thousand, respectively, for taxable subsidiaries.
We recorded a net deferred tax liability of $1.7 million and liability of $915 thousand as of June 30, 2025 and December 31, 2024, respectively, for taxable subsidiaries, which is primarily related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests.
Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the

Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.
Net Unrealized Gains (Losses)
We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. The below table represents the net unrealized gains (losses) on our investment portfolio for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(54,241)	$(28,617)	$(108,694)	$(32,688)
Non-controlled, affiliated investments	(289)	1,391	(371)	2,734
Controlled, affiliated investments	15,195	2,334	8,920	6,960
Translation of assets and liabilities in foreign currencies	(2,578)	582	4,950	291
Income tax (provision) benefit	(1,235)	—	(1,066)	8
Net change in unrealized gain (loss)	$(43,148)	$(24,310)	$(96,261)	$(22,695)
For the Three Months ended June 30, 2025 and 2024
For the three months ended June 30, 2025, the net unrealized loss was primarily driven by decreases in the fair value of certain debt investments, partially offset by increases in the fair value of certain equity investments and credit spreads tightening across the broader markets. As of June 30, 2025, the fair value of our debt investments as a percentage of principal was 98.5%, as compared to 98.6% as of March 31, 2025.
The ten largest contributors to the change in net unrealized gain (loss) on investments during the three months ended June 30, 2025 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Notorious Topco, LLC (dba Beauty Industry Group)	$(30.1)
Physician Partners, LLC	(20.2)
PCF Holdco, LLC (dba PCF Insurance Services)	(11.3)
EOS Finco S.A.R.L	(10.3)
AAM Series 2.1 Aviation Feeder, LLC(1)	7.9
Aramsco, Inc.	(6.4)
Conair Holdings LLC	(5.9)
Fifth Season Investments LLC(1)	5.2
Power Stop, LLC	(5.1)
Covetrus, Inc.	(4.5)
Remaining portfolio companies	41.4
Total	$(39.3)
__________________
(1)Portfolio company is a controlled, affiliated investment.
For the three months ended June 30, 2024, the net unrealized loss was primarily driven by market conditions compared to March 31, 2024. As of June 30, 2024, the fair value of our debt investments as a percentage of principal was 98.8%, as compared to 98.7% as of March 31, 2024.

The ten largest contributors to the change in net unrealized gain (loss) on investments during the three months ended June 30, 2024 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Physician Partners, LLC	$(33.3)
Fifth Season Investments LLC(1)	16.6
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(1)	(9.5)
EOS Finco S.A.R.L	(8.1)
Rushmore Investment III LLC (dba Winland Foods)	7.1
Asurion, LLC	(5.9)
Ivanti Software, Inc.	(5.2)
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)	(4.5)
Associations, Inc.	(4.3)
Fiesta Purchaser, Inc. (dba Shearer's Foods)	4.1
Remaining portfolio companies	18.1
Total	$(24.9)
__________________
(1)Portfolio company is a controlled, affiliated investment.
For the six months ended June 30, 2025, the net unrealized loss was primarily driven by decreases in the fair value of certain debt investments, partially offset by reversals of prior period unrealized losses that were realized during the period in connection with restructurings. As of June 30, 2025, the fair value of our debt investments as a percentage of principal was 98.5%, as compared to 98.9% as of December 31, 2024.
The ten largest contributors to the change in net unrealized gain (loss) on investments during the six months ended June 30, 2025 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Notorious Topco, LLC (dba Beauty Industry Group)	$(44.5)
EOS Finco S.A.R.L	(27.3)
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(1)	(19.8)
Physician Partners, LLC	19.3
AAM Series 2.1 Aviation Feeder, LLC(1)	16.9
PCF Holdco, LLC (dba PCF Insurance Services)	(13.7)
Ivanti Software, Inc.	11.8
Conair Holdings LLC	(7.6)
KWOR Acquisition, Inc. (dba Alacrity Solutions)	7.5
LSI Financing LLC(1)	6.5
Remaining portfolio companies	(49.2)
Total	$(100.1)
__________________
(1)Portfolio company is a controlled, affiliated investment.
For the six months ended June 30, 2024, the net unrealized loss was primarily driven by market conditions as compared to December 31, 2023. As of June 30, 2024, the fair value of our debt investments as a percentage of principal was 98.8%, as compared to 98.6% as of December 31, 2023.

The ten largest contributors to the change in net unrealized gain (loss) on investments during the six months ended June 30, 2024 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Fifth Season Investments LLC(1)	$9.2
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(1)	(6.8)
Fortra, LLC (f/k/a Help/Systems Holdings, Inc.)	(6.4)
Asurion, LLC	6.3
Ivanti Software, Inc.	(6.1)
Rushmore Investment III LLC (dba Winland Foods)	5.3
Associations, Inc.	(5.0)
Pediatric Associates Holding Company, LLC	4.8
Physician Partners, LLC	(4.6)
Covetrus, Inc.	(4.1)
Remaining portfolio companies	(15.6)
Total	$(23.0)
__________________
(1)Portfolio company is a controlled, affiliated investment.
Net Realized Gains (Losses)
The table below represents the realized gains and losses on fully exited and partially exited portfolio companies during the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Net realized gain (loss):
Non-controlled, non-affiliated investments	$8,319	$(14)	$(49,546)	$(3,434)
Translation of assets and liabilities in foreign currencies	5,241	(1,103)	(774)	(1,054)
Net realized gain (loss)	$13,560	$(1,117)	$(50,320)	$(4,488)
For the years ended December 31, 2024, December 31, 2023 and December 31, 2022
The following table represents the operating results for the following periods:

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
Total Investment Income	$2,565,001	$1,549,939	$670,185
Less: Operating Expenses	1,201,126	728,532	323,230
Net Investment Income (Loss) Before Taxes	1,363,875	821,407	346,955
Less: Income taxes, including excise taxes	8,998	2,283	104
Net Investment Income (Loss) After Taxes	1,354,877	819,124	346,851
Net change in unrealized gain (loss)	(69,591)	196,202	(116,185)
Net realized gain (loss)	(18,566)	(9,459)	(12,377)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,266,720	$1,005,867	$218,289

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including the level of new investment commitments, expenses, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. For the years ended December 31, 2024 and 2022, our net asset value per share increased, primarily driven by earnings in excess of dividends paid. For the year ended December 31, 2023, our net asset value per share increased, primarily driven by market spreads tightening.
Investment Income
The following table represents investment income for the following periods:

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
Investment income
Interest income	$2,263,620	$1,348,790	$579,296
PIK interest income	120,121	72,208	34,789
Dividend income	95,739	46,422	4,127
PIK dividend income	54,205	68,105	36,435
Other income	31,316	14,414	15,538
Total Investment Income	$2,565,001	$1,549,939	$670,185
For the Years ended December 31, 2024 and 2023
Investment income increased to $2.57 billion for the year ended December 31, 2024 from $1.55 billion for the same period in prior year primarily due to an increase in interest income as a result of an increase in our debt investment portfolio which, at par, increased from $15.31 billion as of December 31, 2023 to $25.18 billion as of December 31, 2024. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns which are non-recurring in nature. Income generated from these fees was $110.0 million for the year ended December 31, 2024 and $15.3 million for the year ended December 31, 2023. For the year ended December 31, 2024, PIK interest and PIK dividend income earned was $120.1 million and $54.2 million, respectively. PIK interest and PIK dividend income represented approximately 4.7% and 2.1% of total investment income for the year ended December 31, 2024, respectively. For the year ended December 31, 2023, PIK interest and PIK dividend income earned was $72.2 million and $68.1 million, respectively. PIK interest and PIK dividend income represented approximately 4.7% and 4.4% of total investment income for the year ended December 31, 2023, respectively. Other income increased period-over-period due to an increase in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing or as a result of episodic amendments made to the terms of our existing debt investments. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments.
For the Years ended December 31, 2023 and 2022
Investment income increased to $1.55 billion for the year ended December 31, 2023 from $670.2 million for the same period in prior year primarily due to an increase in interest income as a result of an increase in our debt investment portfolio which, at par, increased from $10.08 billion as of December 31, 2022 to $15.31 billion as of December 31, 2023. Included in interest income are other fees such as prepayment fees and accelerated amortization of upfront fees from unscheduled paydowns which are non-recurring in nature. Income generated from these fees was $15.3 million for the year ended December 31, 2023 and $1.0 million for the year ended December 31, 2022. For the year ended December 31, 2023, PIK interest and PIK dividend income earned was $72.2 million and $68.1 million, respectively. PIK interest and PIK dividend income represented approximately 4.7% and 4.4% of total investment income for the year ended December 31, 2023, respectively. For the year ended December 31, 2022, PIK interest and PIK dividend income earned was $34.8 million and $36.4 million, respectively. PIK interest and PIK dividend income represented approximately 5.2% and 5.4% of total investment income for the year ended December 31, 2022, respectively. Other income decreased period-over-period due to a decrease in incremental fee income, which are fees that are generally available to us as a result of closing investments and generally paid at the time of closing. We expect that investment income will vary based on a variety of factors including the pace of our originations and repayments.
Expenses
The following table represents expenses for the following periods:

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
Offering costs	$4,062	$3,295	$3,661
Interest expense	800,964	472,833	200,318
Management fees	141,691	81,839	42,610
Performance based incentive fees	184,617	125,961	48,926
Professional fees	19,930	14,239	9,297
Directors’ fees	1,286	1,305	1,099
Shareholder servicing fees	36,324	21,574	12,445
Other general and administrative	12,252	7,486	4,874
Total operating expenses	1,201,126	728,532	323,230
Expense Support	—	—	(6,775)
Recoupment of Expense Support	—	—	6,775
Net operating expenses	$1,201,126	$728,532	$323,230
For the Years Ended December 31, 2024 and 2023
Total operating expenses increased to $1.20 billion for the year ended December 31, 2024 from $0.73 billion for the same period prior year primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the net asset value of the fund. The increase in incentive fees was due to higher pre-incentive fee net investment income earned during the year ended December 31, 2024 compared to the year ended December 31, 2023. The increase in interest expense was driven by an increase in average daily borrowings to $10.08 billion from $6.46 billion period over period, as well as an increase in the average interest rate to 7.4% from 7.0% period over period. As a percentage of total assets, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period over period.
For the Years Ended December 31, 2023 and 2022
Total net operating expenses increased to $0.73 billion for the year ended December 31, 2023 from $0.32 billion for the same period prior year primarily due to increases in management fees, incentive fees and interest expense. The increase in management fees was driven by growth in the net asset value of the fund. The increase in incentive fees was due to higher pre-incentive fee net investment income and unrealized gains in the portfolio that occurred between December 31, 2023 and December 31, 2022. The increase in interest expense was driven by an increase in average daily borrowings to $6.46 billion from $3.88 billion period over period, as well as an increase in the average interest rate to 7.0% from 4.8% period over period. As a percentage of total assets, professional fees, directors’ fees and other general and administrative expenses remained relatively consistent period over period.
Selected Financial Data
The following table below sets forth our selected consolidated historical financial data for the years ended December 31, 2024, 2023, and 2022. The selected consolidated historical financial data has been derived from our audited consolidated financial statements, which is included in this prospectus.

The selected consolidated financial information and other data presented below should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

	For the Years Ended December 31,
($ in thousands, except per share amounts)	2024	2023	2022
Consolidated Statements of Operations Data
Income
Total investment income	$2,565,001	$1,549,939	$670,185
Expenses
Total operating expenses	1,201,126	728,532	323,230
Expense support	—	—	(6,775)
Recoupment of expense support	—	—	6,775
Net operating expenses	$1,201,126	$728,532	$323,230
Net investment income (loss) before income taxes	$1,363,875	$821,407	$346,955
Income tax, including excise tax expense	8,998	2,283	104
Net investment income (loss) after income taxes	$1,354,877	$819,124	$346,851
Total net realized and unrealized gain (loss) on investments	$(88,157)	$186,743	$(128,562)
Net increase (decrease) in net assets resulting from operations	$1,266,720	$1,005,867	$218,289
Net increase (decrease) in net assets resulting from operations - Class S common stock	$411,996	$328,005	$67,729
Net increase (decrease) in net assets resulting from operations - Class D common stock	$46,909	$82,555	$18,672
Net increase (decrease) in net assets resulting from operations - Class I common stock	$807,815	$595,307	$131,888
Earnings per share - basic and diluted of Class S common stock	$0.95	$1.29	$0.45
Earnings per share - basic and diluted of Class D common stock	$1.01	$1.35	$0.49
Earnings per share - basic and diluted of Class I common stock	$1.03	$1.37	$0.55

	For the Years Ended December 31,
($ in thousands, except per share amounts)	2024	2023	2022
Consolidated Balance Sheet Data
Investments at fair value	$26,378,894	$16,662,093	$10,707,584
Cash	1,006,483	415,384	225,247
Total assets	28,063,881	17,256,482	11,036,362
Total debt (net of unamortized debt issuance costs)	12,681,822	7,827,973	5,477,411
Total liabilities	13,542,279	8,363,936	5,786,609
Total net assets	14,521,602	8,892,546	5,249,753
Net asset value per Class S share	$9.54	$9.48	$9.06
Net asset value per Class D share	$9.55	$9.49	$9.07
Net asset value per Class I share	$9.57	$9.50	$9.08
Other Data:
Number of portfolio companies at year end	339	280	206
Distributions Declared Per Share(1)	$0.97	$0.95	$0.72
Total return based on net asset value(2)	11.1%	13.2%	4.8%
Weighted average total yield of portfolio at fair value	9.9%	11.4%	10.6%
Weighted average total yield of portfolio at amortized cost	9.9%	11.5%	10.5%
Weighted average yield of debt and income producing securities at fair value	10.0%	11.6%	10.9%
Weighted average yield of debt and income producing securities at amortized cost	10.0%	11.6%	10.7%
Fair value of debt investments as a percentage of principal	98.9%	98.6%	97.4%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Total return is not annualized. An investment in Class S or Class D shares is subject to Upfront Sales Load. The maximum Upfront Sales Load is 3.50% of the amount invested for Class S shares and 1.50% of the amount invested for Class D shares. There is no upfront Sales Load on the amount invested in the Class I shares. Cumulative total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company's dividend reinvestment plan), if any, dividend by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).

Selected Quarterly Financial Data (Unaudited)

	For the Three Months Ended,
($ in thousands, except per share amounts)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Investment income	$528,157	$626,043	$674,872	$735,929
Net operating expenses	253,232	279,762	315,243	352,889
Net investment income (loss)	274,925	346,281	359,629	383,040
Excise tax	(799)	(2,464)	(2,217)	(3,518)
Net realized and unrealized gains (losses)	(1,756)	(25,427)	(25,892)	(35,082)
Net increase (decrease) in net assets resulting from operations	$272,370	$318,390	$331,520	$344,440
Net asset value per Class S share as of the end of the quarter	$9.50	$9.53	$9.55	$9.54
Net asset value per Class D share as of the end of the quarter	$9.51	$9.55	$9.56	$9.55
Net asset value per Class I share as of the end of the quarter	$9.53	$9.56	$9.57	$9.57
Earnings (losses) per share - basic and diluted of Class S common stock	$0.25	$0.25	$0.23	$0.22
Earnings (losses) per share - basic and diluted of Class D common stock	$0.27	$0.27	$0.25	$0.22
Earnings (losses) per share - basic and diluted of Class I common stock	$0.27	$0.27	$0.25	$0.24

	For the Three Months Ended,
($ in thousands, except per share amounts)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Investment income	$305,412	$364,195	$408,781	$471,551
Net operating expenses	139,742	171,195	193,155	224,440
Net investment income (loss)	165,670	193,000	215,626	247,111
Excise tax	(95)	(1,407)	(1,027)	246
Net realized and unrealized gains (losses)	59,458	11,562	50,810	64,913
Net increase (decrease) in net assets resulting from operations	$225,033	$203,155	$265,409	$312,270
Net asset value per Class S share as of the end of the quarter	$9.21	$9.28	$9.40	$9.48
Net asset value per Class D share as of the end of the quarter	$9.22	$9.29	$9.41	$9.49
Net asset value per Class I share as of the end of the quarter	$9.24	$9.31	$9.43	$9.50
Earnings (losses) per share - basic and diluted of Class S common stock	$0.36	$0.29	$0.34	$0.30
Earnings (losses) per share - basic and diluted of Class D common stock	$0.36	$0.29	$0.34	$0.36
Earnings (losses) per share - basic and diluted of Class I common stock	$0.36	$0.29	$0.31	$0.41

	For the Three Months Ended,
($ in thousands, except per share amounts)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Investment income	$70,145	$128,921	$205,219	$265,900
Net operating expenses	27,554	59,848	99,202	136,626
Net investment income (loss)	42,591	69,073	106,017	129,274
Excise tax	—	—	(4)	(100)
Net realized and unrealized gains (losses)	(23,020)	(168,799)	46,858	16,399
Net increase (decrease) in net assets resulting from operations	$19,571	$(99,726)	$152,871	$145,573
Net asset value per Class S share as of the end of the quarter	$9.24	$8.84	$8.99	$9.06
Net asset value per Class D share as of the end of the quarter	$9.25	$8.86	$9.00	$9.07
Net asset value per Class I share as of the end of the quarter	$9.26	$8.88	$9.01	$9.08
Earnings (losses) per share - basic and diluted of Class S common stock	$0.07	$(0.26)	$0.30	$0.34
Earnings (losses) per share - basic and diluted of Class D common stock	$0.08	$(0.25)	$0.31	$0.35
Earnings (losses) per share - basic and diluted of Class I common stock	$0.08	$(0.25)	$0.31	$0.41
Income Taxes, Including Excise Taxes
We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of our investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieves us from U.S. federal income taxes as corporate tax rates.
Depending on the level of taxable income earned in a tax year, we can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, we will accrue excise tax on estimated excess taxable income.
For the years ended December 31, 2024, 2023 and 2022 we recorded U.S. federal excise tax of $9.0 million, $2.3 million and $0.1 million, respectively.
Certain of our consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. For the year ended December 31, 2024, we recorded a net tax benefit of approximately $3 thousand for taxable subsidiaries. For the year ended December 31, 2023, we recorded a net tax benefit of approximately $5 thousand for taxable subsidiaries. We did not record a net tax benefit for taxable subsidiaries as of December 31, 2022.
We recorded a net deferred tax asset of $915 thousand as of December 31, 2024 and net deferred tax liability of $2 thousand as of December 31, 2023 for taxable subsidiaries, which is significantly related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests. We did not record a net deferred tax asset (liability) for tax subsidiaries as of December 31, 2022.
Under the terms of the Administration Agreement, we reimburse the Adviser for services performed for us. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we reimburse the Adviser for any services performed for us by such affiliate or third party.

Net Unrealized Gains (Losses)
We fair value our portfolio investments quarterly and any changes in fair value are recorded as unrealized gains or losses. The below table represents the net unrealized gains (losses) on our investment portfolio for the following periods:

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(84,649)	$175,829	$(113,557)
Non-controlled, affiliated investments	(6,093)	6,084	(49)
Controlled, affiliated investments	20,728	13,404	(1,384)
Translation of assets and liabilities in foreign currencies	1,339	892	(1,195)
Income tax (provision) benefit	(916)	(7)	—
Net change in unrealized gain (loss)	$(69,591)	$196,202	$(116,185)
For the year ended December 31, 2024, the net unrealized loss was primarily driven by market conditions as compared to December 31, 2023. As of December 31, 2024, the fair value of our debt investments as a percentage of principal was 98.9%, as compared to 98.6% as of December 31, 2023.
The ten largest contributors to the change in net unrealized gain (loss) on investments during the year ended December 31, 2024 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Physician Partners, LLC	$(42.0)
Fifth Season Investments LLC(2)	20.9
EOS Finco S.A.R.L	(16.1)
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(1)	(15.2)
Barracuda Networks, Inc.	(14.1)
Notorious Topco, LLC (dba Beauty Industry Group)	(11.3)
PetVet Care Centers, LLC	(10.1)
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(1)	9.6
Ivanti Software, Inc.	(8.3)
KPSKY Acquisition, Inc. (dba BluSky)	(8.0)
Remaining portfolio companies	24.6
Total	$(70.0)
__________________
(1)Portfolio company is a controlled, affiliated investment.
(2)Portfolio company is a non-controlled, affiliated investment.
For the year ended December 31, 2023, the net unrealized gain was primarily driven by an increase in the fair value of our debt investments as compared to December 31, 2022. The primary drivers of our portfolio’s unrealized gains were current market conditions, including credit spreads tightening across the broader markets. As of December 31, 2023, the fair value of our debt investments as a percentage of principal was 98.6%, as compared to 97.4% as of December 31, 2022.

The ten largest contributors to the change in net unrealized gain (loss) on investments during the year ended December 31, 2023 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Asurion, LLC	$28.0
Notorious Topco, LLC (dba Beauty Industry Group)	(14.5)
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)(1)	13.4
Athenahealth Group Inc.	10.0
Dealer Tire, LLC	7.7
CD&R Value Building Partners I, L.P. (dba Belron)	7.0
Cloud Software Group, Inc.	6.3
LSI Financing 1 Designated Activity Company(2)	6.1
CoreLogic Inc.	5.8
Rhea Parent, Inc.	5.4
Remaining portfolio companies	120.1
Total	$195.3
__________________
(1)Portfolio company is a controlled, affiliated investment.
(2)Portfolio company is a non-controlled, affiliated investment.
For the year ended December 31, 2022, the net unrealized loss was primarily driven by a decrease in the fair value of our investments as compared to December 31, 2021. The primary drivers of our portfolio’s unrealized losses were current market conditions, including public market volatility, and credit spreads widening across the broader markets as compared to December 31, 2021.
The ten largest contributors to the change in net unrealized gain (loss) on investments during the year ended December 31, 2022 consisted of the following:

Portfolio Company ($ in millions)	Net Change in Unrealized Gain (Loss)
Asurion, LLC	$(31.5)
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	12.7
Athenahealth Group Inc.	(11.7)
Help/Systems Holdings, Inc.	(8.5)
Dealer Tire, LLC	(7.2)
CoreLogic Inc.	(6.3)
Ivanti Software, Inc.	(4.7)
Packers Holdings, LLC	(4.3)
Walker Edison Furniture Company LLC	(4.2)
Delta TopCo, Inc. (dba Infoblox, Inc.)	(3.5)
Remaining portfolio companies	(47.0)
Total	$(116.2)

Net Realized Gains (Losses)
The table below represents the realized gains and losses on fully exited and partially exited portfolio companies during the following periods:

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
Net realized gain (loss):
Non-controlled, non-affiliated investments	$(31,861)	$(8,940)	$(12,748)
Non-controlled, affiliated investments	10,864	—	—
Translation of assets and liabilities in foreign currencies	2,431	(519)	371
Net realized gain (loss)	$(18,566)	$(9,459)	$(12,377)
Financial Condition, Liquidity and Capital Resources
Our liquidity and capital resources are generated primarily from the net proceeds of any offering of our common stock and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. The primary uses of our cash are for (i) investments in portfolio companies and other investments and to comply with certain portfolio diversification requirements, (ii) the cost of operations (including paying or reimbursing our Adviser), (iii) debt service, repayment and other financing costs of any borrowings and (iv) cash distributions to the holders of our shares.
We may from time to time enter into additional credit facilities, increase the size of our existing credit facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. Our current target leverage ratio is 0.90x-1.25x.
In addition, from time to time, we may seek to retire, repurchase, or exchange debt securities in open market purchases or by other means, including privately negotiated transactions, in each case dependent on market conditions, liquidity, contractual obligations, and other matters. The amounts involved in any such transactions, individually or in the aggregate, may be material.
As of June 30, 2025 and December 31, 2024, our asset coverage ratios were 215% and 209%, respectively. We seek to carefully consider our unfunded commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 150% asset coverage limitation to cover any outstanding unfunded commitments we are required to fund.
Cash as of June 30, 2025, taken together with our available debt, is expected to be sufficient for our investing activities and to conduct our operations in the near term. As of June 30, 2025 we had $1.95 billion available under our credit facilities.
Our long-term cash needs will include principal payments on outstanding indebtedness and funding of additional portfolio investments. Funding for long-term cash needs will come from unused net proceeds from financing activities. We believe that our liquidity and sources of capital are adequate to satisfy our short and long-term cash requirements. We cannot, however, be certain that these sources of funds will be available at a time and upon terms acceptable to us in sufficient amounts in the future.
As of June 30, 2025, we had $0.54 billion in cash. During the six months ended June 30, 2025, we used $4.90 billion in cash for operating activities, primarily as a result of funding portfolio investments of $8.42 billion, partially offset by sales and repayments of portfolio investments of $2.85 billion and other operating activities of $0.67 billion. Lastly, cash provided by financing activities was $4.43 billion during the period, which was the result of proceeds from the issuance of shares of $3.50 billion, partially offset by $0.44 billion of distributions paid, share repurchases of $0.40 billion and net borrowings on our credit facilities, net of debt issuance and deferred offering costs, of $1.77 billion.
Net Assets
Share Issuances
We have the authority to issue 4,500,000,000 common shares at $0.01 per share par value, 1,500,000,000 of which are classified as Class S common shares, 1,000,000,000 of which are classified as Class D common shares, and 2,000,000,000 of which are classified as Class I common shares. Pursuant to our initial public offering we offered $2,500,000,000 in any combination of shares of Class S, Class D, and Class I common stock. On February 14, 2022, we commenced our follow-on offering, pursuant to which we offered, on a continuous basis, up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. Pursuant to our current offering we are offering $14,000,000,000 in any combination of shares of Class S, Class D and Class I common stock.
On June 25, 2024, we filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland for the purpose of amending the Company’s Second Articles of Amendment and Restatement to increase the number of authorized shares of the Company’s common stock, $0.01 par value per share, and preferred stock, $0.01 par value per share, to 4,500,000,000 Shares, consisting of 1,500,000,000 Class S Shares, 1,000,000,000 Class D Shares, 2,000,000,000 Class I Shares, and no shares of preferred stock. The Articles of Amendment became immediately effective upon filing.
We also sell shares of our Class I common stock to feeder vehicles primarily created to hold our Class I shares. The offer and sale of these shares is exempt from the registration provisions of the Securities Act of 1933 pursuant to Section 4(a)(2) and/or Regulation S.
Shares of our common stock are not listed for trading on a stock exchange or other securities market and there is no established public trading market for our common stock. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below our net asset value per share of such class, as determined in accordance with our share pricing policy, plus applicable upfront selling commissions.
The below tables summarize transactions with respect to shares of our common stock during the following periods:

	For the Three Months Ended June 30, 2025
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	51,688,712	$492,582	1,517,635	$14,350	101,484,029	$960,146	154,690,376	$1,467,078
Shares/gross proceeds from the private placements	—	—	—	—	11,478,190	108,615	11,478,190	108,615
Share Transfers between classes(1)	(1,175,154)	(11,105)	(140,367)	(1,329)	1,311,848	12,434	(3,673)	—
Reinvestment of distributions	6,588,253	62,172	472,436	4,463	12,283,947	116,250	19,344,636	182,885
Repurchased shares	(11,418,472)	(107,562)	(2,032,236)	(19,164)	(35,711,561)	(337,475)	(49,162,269)	(464,201)
Total shares/gross proceeds	45,683,339	436,087	(182,532)	(1,680)	90,846,453	859,970	136,347,260	1,294,377
Sales load	—	(4,820)	—	(1)	—	—	—	(4,821)
Total shares/net proceeds	45,683,339	$431,267	(182,532)	$(1,681)	90,846,453	$859,970	136,347,260	$1,289,556
___________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Three Months Ended June 30, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	59,085,011	$567,568	4,953,799	$47,269	103,393,332	$987,116	167,432,142	$1,601,953
Shares/gross proceeds from the private placements	—	—	—	—	7,531,985	71,893	7,531,985	71,893
Share Transfers between classes(1)	(174,521)	(1,670)	—	—	174,157	1,670	(364)	—
Reinvestment of distributions	4,023,068	38,316	333,683	3,181	7,846,672	74,924	12,203,423	116,421
Repurchased shares	(5,302,035)	(50,529)	(372,544)	(3,558)	(10,223,527)	(97,737)	(15,898,106)	(151,824)
Total shares/gross proceeds	57,631,523	553,685	4,914,938	46,892	108,722,619	1,037,866	171,269,080	1,638,443
Sales load	—	(4,718)	—	(71)	—	—	—	(4,789)
Total shares/net proceeds	57,631,523	$548,967	4,914,938	$46,821	108,722,619	$1,037,866	171,269,080	$1,633,654
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Six Months Ended June 30, 2025
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	108,481,998	$1,038,294	7,457,584	$71,457	206,382,830	$1,962,936	322,322,412	$3,072,687
Shares/gross proceeds from the private placements	—	—	—	—	45,593,805	434,252	45,593,805	434,252
Share Transfers between classes(1)	(3,545,454)	(33,695)	(137,634)	(1,305)	3,671,997	35,000	(11,091)	—
Reinvestment of distributions	12,419,785	117,752	898,923	8,532	23,347,287	222,026	36,665,995	348,310
Repurchased shares	(17,073,676)	(161,060)	(2,234,098)	(21,076)	(51,363,763)	(486,014)	(70,671,537)	(668,150)
Total shares/gross proceeds	100,282,653	961,291	5,984,775	57,608	227,632,156	2,168,200	333,899,584	3,187,099
Sales load	—	(9,394)	—	(431)	—	—	—	(9,825)
Total shares/net proceeds	100,282,653	$951,897	5,984,775	$57,177	227,632,156	$2,168,200	333,899,584	$3,177,274
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Six Months Ended June 30, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	105,209,807	$1,009,171	8,607,025	$81,990	181,875,291	$1,733,519	295,692,123	$2,824,680
Shares/gross proceeds from the private placements	—	—	—	—	16,006,501	152,505	16,006,501	152,505
Share Transfers between classes(1)	(246,918)	(2,357)	(35,690,399)	(338,702)	35,899,156	341,059	(38,161)	—
Reinvestment of distributions	7,471,343	71,026	885,400	8,419	14,291,775	136,213	22,648,518	215,658
Repurchased shares	(8,862,695)	(84,355)	(3,143,708)	(29,912)	(18,827,293)	(179,731)	(30,833,696)	(293,998)
Total shares/gross proceeds	103,571,537	993,485	(29,341,682)	(278,205)	229,245,430	2,183,565	303,475,285	2,898,845
Sales load	—	(8,725)	—	(101)	—	—	—	(8,826)
Total shares/net proceeds	103,571,537	$984,760	(29,341,682)	$(278,306)	229,245,430	$2,183,565	303,475,285	$2,890,019
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Year Ended December 31, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	192,499,315	$1,850,506	13,982,522	$133,405	354,206,530	$3,383,193	560,688,367	$5,367,104
Shares/gross proceeds from the private placements	—	—	—	—	36,367,305	347,419	36,367,305	347,419
Share Transfers between classes(1)	(599,848)	(5,728)	(35,690,399)	(338,702)	36,251,348	344,430	(38,899)	—
Reinvestment of distributions	17,404,541	165,862	1,637,571	15,609	33,134,237	316,579	52,176,349	498,050
Repurchased shares	(19,484,858)	(185,739)	(4,297,064)	(40,928)	(43,131,003)	(412,317)	(66,912,925)	(638,984)
Total shares/gross proceeds	189,819,150	1,824,901	(24,367,370)	(230,616)	416,828,417	3,979,304	582,280,197	5,573,589
Sales load	—	(16,587)	—	(125)	—	—	—	(16,712)
Total shares/net proceeds	189,819,150	$1,808,314	(24,367,370)	$(230,741)	416,828,417	$3,979,304	582,280,197	$5,556,877
___________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Year Ended December 31, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	128,425,036	$1,204,984	27,584,220	$256,944	202,538,090	$1,886,382	358,547,346	$3,348,310
Shares/gross proceeds from the private placements	—	—	—	—	13,128,239	122,591	13,128,239	122,591
Share Transfers between classes(1)	(282,712)	(2,614)	—	—	281,797	2,614	(915)	—
Reinvestment of distributions	8,864,839	82,376	2,590,093	24,077	16,426,701	153,086	27,881,633	259,539
Repurchased shares	(8,113,011)	(75,799)	(3,642,417)	(34,058)	(29,560,722)	(277,409)	(41,316,150)	(387,266)
Total shares/gross proceeds	128,894,152	1,208,947	26,531,896	246,963	202,814,105	1,887,264	358,240,153	3,343,174
Sales load	—	(10,195)	—	(209)	—	—	—	(10,404)
Total shares/net proceeds	128,894,152	$1,198,752	26,531,896	$246,754	202,814,105	$1,887,264	358,240,153	$3,332,770
___________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Year Ended December 31, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	138,716,357	$1,281,798	29,988,942	$275,634	238,170,125	$2,182,504	406,875,424	$3,739,936
Shares/gross proceeds from the private placements	—	—	—	—	14,129,039	129,327	14,129,039	129,327
Reinvestment of distributions	3,532,070	32,022	1,200,084	10,905	6,299,574	57,235	11,031,728	100,162
Repurchased shares	(5,997,912)	(54,182)	(846,059)	(7,645)	(15,890,220)	(143,936)	(22,734,191)	(205,762)
Total shares/gross proceeds	136,250,515	1,259,638	30,342,967	278,894	242,708,518	2,225,130	409,302,000	3,763,663
Sales load	—	(11,111)	—	(481)	—	—	—	(11,592)
Total shares/net proceeds	136,250,515	$1,248,527	30,342,967	$278,413	242,708,518	$2,225,130	409,302,000	$3,752,071

In accordance with our share pricing policy, we will modify our public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we will not sell shares at a net offering price below the net asset value per share unless we obtain the requisite approval from our shareholders.
The changes to our offering price per share for the six months ended June 30, 2025 and the years ended December 31, 2024, 2023 and 2022 were as follows:

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2022	$9.33	$0.33	$9.66
February 1, 2022	$9.33	$0.33	$9.66
March 1, 2022	$9.27	$0.32	$9.59
April 1, 2022	$9.24	$0.32	$9.56
May 1, 2022	$9.23	$0.32	$9.55
June 1, 2022	$9.02	$0.32	$9.34
July 1, 2022	$8.84	$0.31	$9.15
August 1, 2022	$9.02	$0.32	$9.34
September 1, 2022	$9.09	$0.32	$9.41
October 1, 2022	$8.99	$0.31	$9.30
November 1, 2022	$9.00	$0.32	$9.32
December 1, 2022	$9.05	$0.32	$9.37
January 1, 2023	$9.06	$0.32	$9.38
February 1, 2023	$9.24	$0.32	$9.56
March 1, 2023	$9.23	$0.32	$9.55
April 1, 2023	$9.21	$0.32	$9.53
May 1, 2023	$9.21	$0.32	$9.53
June 1, 2023	$9.18	$0.32	$9.50
July 1, 2023	$9.28	$0.32	$9.60
August 1, 2023	$9.33	$0.33	$9.66
September 1, 2023	$9.37	$0.33	$9.70
October 1, 2023	$9.40	$0.33	$9.73
November 1, 2023	$9.36	$0.33	$9.69
December 1, 2023	$9.42	$0.33	$9.75
January 1, 2024	$9.48	$0.33	$9.81
February 1, 2024	$9.49	$0.33	$9.82
March 1, 2024	$9.49	$0.33	$9.82
April 1, 2024	$9.50	$0.33	$9.83
May 1, 2024	$9.51	$0.33	$9.84
June 1, 2024	$9.57	$0.33	$9.90
July 1, 2024	$9.53	$0.33	$9.86
August 1, 2024	$9.55	$0.33	$9.88
September 1, 2024	$9.56	$0.33	$9.89
October 1, 2024	$9.55	$0.33	$9.88
November 1, 2024	$9.55	$0.33	$9.88
December 1, 2024	$9.55	$0.33	$9.88

January 1, 2025	$9.54	$0.33	$9.87
February 1, 2025	$9.54	$0.33	$9.87
March 1, 2025	$9.51	$0.33	$9.84
April 1, 2025	$9.46	$0.33	$9.79
May 1, 2025	$9.40	$0.33	$9.73
June 1, 2025	$9.44	$0.33	$9.77

Class D
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2022	$9.34	$0.14	$9.48
February 1, 2022	$9.33	$0.14	$9.47
March 1, 2022	$9.27	$0.14	$9.41
April 1, 2022	$9.25	$0.14	$9.39
May 1, 2022	$9.24	$0.14	$9.38
June 1, 2022	$9.04	$0.14	$9.18
July 1, 2022	$8.86	$0.13	$8.99
August 1, 2022	$9.04	$0.14	$9.18
September 1, 2022	$9.09	$0.14	$9.23
October 1, 2022	$9.00	$0.14	$9.14
November 1, 2022	$9.01	$0.14	$9.15
December 1, 2022	$9.05	$0.14	$9.19
January 1, 2023	$9.07	$0.14	$9.21
February 1, 2023	$9.25	$0.14	$9.39
March 1, 2023	$9.24	$0.14	$9.38
April 1, 2023	$9.22	$0.14	$9.36
May 1, 2023	$9.22	$0.14	$9.36
June 1, 2023	$9.19	$0.14	$9.33
July 1, 2023	$9.29	$0.14	$9.43
August 1, 2023	$9.34	$0.14	$9.48
September 1, 2023	$9.38	$0.14	$9.52
October 1, 2023	$9.41	$0.14	$9.55
November 1, 2023	$9.37	$0.14	$9.51
December 1, 2023	$9.43	$0.14	$9.57
January 1, 2024	$9.49	$0.14	$9.63
February 1, 2024	$9.50	$0.14	$9.64
March 1, 2024	$9.50	$0.14	$9.64
April 1, 2024	$9.51	$0.14	$9.65
May 1, 2024	$9.52	$0.14	$9.66
June 1, 2024	$9.58	$0.14	$9.72
July 1, 2024	$9.55	$0.14	$9.69
August 1, 2024	$9.56	$0.14	$9.70
September 1, 2024	$9.57	$0.14	$9.71
October 1, 2024	$9.56	$0.14	$9.70
November 1, 2024	$9.56	$0.14	$9.70

December 1, 2024	$9.56	$0.14	$9.70
January 1, 2025	$9.55	$0.14	$9.69
February 1, 2025	$9.55	$0.14	$9.69
March 1, 2025	$9.52	$0.14	$9.66
April 1, 2025	$9.47	$0.14	$9.61
May 1, 2025	$9.41	$0.14	$9.55
June 1, 2025	$9.45	$0.14	$9.59

Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2022	$9.34	$—	$9.34
February 1, 2022	$9.34	$—	$9.34
March 1, 2022	$9.28	$—	$9.28
April 1, 2022	$9.26	$—	$9.26
May 1, 2022	$9.25	$—	$9.25
June 1, 2022	$9.05	$—	$9.05
July 1, 2022	$8.88	$—	$8.88
August 1, 2022	$9.06	$—	$9.06
September 1, 2022	$9.11	$—	$9.11
October 1, 2022	$9.01	$—	$9.01
November 1, 2022	$9.02	$—	$9.02
December 1, 2022	$9.07	$—	$9.07
January 1, 2023	$9.08	$—	$9.08
February 1, 2023	$9.26	$—	$9.26
March 1, 2023	$9.26	$—	$9.26
April 1, 2023	$9.24	$—	$9.24
May 1, 2023	$9.24	$—	$9.24
June 1, 2023	$9.21	$—	$9.21
July 1, 2023	$9.31	$—	$9.31
August 1, 2023	$9.36	$—	$9.36
September 1, 2023	$9.39	$—	$9.39
October 1, 2023	$9.43	$—	$9.43
November 1, 2023	$9.38	$—	$9.38
December 1, 2023	$9.45	$—	$9.45
January 1, 2024	$9.50	$—	$9.50
February 1, 2024	$9.51	$—	$9.51
March 1, 2024	$9.52	$—	$9.52
April 1, 2024	$9.53	$—	$9.53
May 1, 2024	$9.53	$—	$9.53
June 1, 2024	$9.59	$—	$9.59
July 1, 2024	$9.56	$—	$9.56
August 1, 2024	$9.58	$—	$9.58
September 1, 2024	$9.58	$—	$9.58

October 1, 2024	$9.57	$—	$9.57
November 1, 2024	$9.58	$—	$9.58
December 1, 2024	$9.57	$—	$9.57
January 1, 2025	$9.57	$—	$9.57
February 1, 2025	$9.57	$—	$9.57
March 1, 2025	$9.54	$—	$9.54
April 1, 2025	$9.49	$—	$9.49
May 1, 2025	$9.42	$—	$9.42
June 1, 2025	$9.47	$—	$9.47
Distributions
The Board authorizes and declares monthly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were recorded during the following periods:

	For the Six Months Ended June 30, 2025
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 5, 2024	January 31, 2025	February 25, 2025	$0.07010	$33,890	$3,499	$69,929
February 18, 2025	February 28, 2025	March 25, 2025	0.07010	35,308	3,794	72,626
February 18, 2025	March 31, 2025	April 24, 2025	0.10280	54,669	5,767	111,979
February 18, 2025	April 30, 2025	May 23, 2025	0.07010	37,635	3,966	79,647
May 6, 2025	May 30, 2025	June 25, 2025	0.07010	38,551	3,988	82,474
May 6, 2025	June 30, 2025	July 24, 2025	0.10280	59,206	5,749	121,070
		Total	$0.48600	$259,259	$26,763	$537,725
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.

	For the Year Ended December 31, 2024
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 20, 2023	January 31, 2024	February 23, 2024	$0.07010	$21,517	$2,829	$42,089
February 21, 2024	February 29, 2024	March 22, 2024	0.07010	22,651	2,984	44,196
February 21, 2024	March 29, 2024	April 23, 2024	0.10280	35,655	4,144	67,452
February 21, 2024	April 30, 2024	May 22, 2024	0.07010	24,985	2,868	49,096
May 7, 2024	May 31, 2024	June 26, 2024	0.07010	26,216	3,105	51,937
May 7, 2024	June 28, 2024	July 24, 2024	0.10280	41,249	4,646	78,628
May 7, 2024	July 31, 2024	August 22, 2024	0.07010	28,185	3,184	56,502
August 6, 2024	August 31, 2024	September 25, 2024	0.07010	29,198	3,267	58,767
August 6, 2024	September 30, 2024	October 24, 2024	0.10280	45,420	4,903	88,490
August 6, 2024	October 31, 2024	November 26, 2024	0.07010	30,858	3,396	62,949
November 5, 2024	November 29, 2024	December 23, 2024	0.07010	31,996	3,458	65,239
November 5, 2024	December 31, 2024	January 27, 2025	0.10280	49,426	5,144	97,912
		Total	$0.97200	$387,356	$43,928	$763,257
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.

	For the Year Ended December 31, 2023
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
December 5, 2022	January 31, 2023	February 24, 2023	$0.08765	$16,523	$4,296	$30,667
February 10, 2023	February 28, 2023	March 23, 2023	0.06765	12,882	3,372	24,319
February 10, 2023	March 31, 2023	April 26, 2023	0.06765	13,027	3,550	24,938
February 10, 2023	April 30, 2023	May 22, 2023	0.08765	18,233	4,956	33,691
May 9, 2023	May 31, 2023	June 26, 2023	0.06765	14,183	3,884	27,515
May 9, 2023	June 30, 2023	July 26, 2023	0.06765	14,804	3,894	28,323
May 9, 2023	July 31, 2023	August 22, 2023	0.08765	20,574	5,252	38,233
August 21, 2023	August 31, 2023	September 26, 2023	0.07010	16,878	4,262	31,886
August 21, 2023	September 30, 2023	October 26, 2023	0.07010	17,637	4,358	33,085
August 21, 2023	October 31, 2023	November 24, 2023	0.10280	28,071	6,689	50,825
November 20, 2023	November 30, 2023	December 22, 2023	0.07010	19,595	5,010	36,503
November 20, 2023	December 29, 2023	January 25, 2024	0.10280	31,265	7,602	55,062
		Total	$0.94945	$223,672	$57,125	$415,047
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.

	For the Year Ended December 31, 2022
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 2, 2021	January 31, 2022	February 23, 2022	$0.05580	$3,798	$1,094	$6,347
November 2, 2021	February 28, 2022	March 24, 2022	0.05580	4,593	1,367	7,312
November 2, 2021	March 31, 2022	April 25, 2022	0.05580	5,334	1,673	8,860
February 23, 2022	April 30, 2022	May 24, 2022	0.05580	6,147	1,767	10,893
February 23, 2022	May 31, 2022	June 23, 2022	0.05580	6,896	2,003	12,307
February 23, 2022	June 30, 2022	July 26, 2022	0.05580	7,613	2,110	13,541
May 3, 2022	July 31, 2022	August 24, 2022	0.06038	8,877	2,445	15,923
May 3, 2022	August 31, 2022	September 26, 2022	0.06038	9,247	2,505	16,982
May 3, 2022	September 30, 2022	October 26, 2022	0.06643	10,779	2,902	19,803
October 23, 2022	October 31, 2022	November 28, 2022	0.06643	11,169	3,007	20,728
November 22, 2022	November 30, 2022	December 23, 2022	0.06643	11,567	3,113	21,596
December 5, 2022	December 31, 2022	January 26, 2023	0.06643	11,774	3,153	22,109
		Total	$0.72128	$97,794	$27,139	$176,401
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.
We have adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan is an “opt-in” plan and provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distribution. We expect to use newly issued shares to implement the distribution reinvestment plan.
We may fund our cash distributions to shareholders from any source of funds available to us, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed our accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs.
Prior to the termination of the Expense Support Agreement on March 7, 2023, a portion of our distributions resulted from expense support from the Adviser. The purpose of this arrangement was to avoid distributions being characterized as a return of capital for U.S. federal income tax purposes.
Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The below tables reflect the sources of cash distributions on a U.S. GAAP basis that we have declared on our shares of common stock during the following periods:

	For the Six Months Ended June 30, 2025
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.45200	$766,498	93.1%
Distributions in excess of net investment income(3)	0.03400	57,249	6.9%
Total	$0.48600	$823,747	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to “ITEM 1. - Notes to Consolidated Financial Statements - Note 11. Financial Highlights” for amounts by share class.
(3)Represents the distributions in excess of net investment income for the current period. The Company has accumulated undistributed earnings as of June 30, 2025.

	For the Six Months Ended June 30, 2024
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.48600	$526,247	100.0%
Total	$0.48600	$526,247	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

	For the Year Ended December 31, 2024
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.97200	$1,194,541	100.0%
Total	$0.97200	$1,194,541	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis.

	For the Year Ended December 31, 2023
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.94945	$695,844	100.0%
Total	$0.94945	$695,844	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis.

	For the Year Ended December 31, 2022
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.72128	$301,334	100.0%
Total	$0.72128	$301,334	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis.
Share Repurchases
Our Board has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of our Board, we may use cash on hand, cash available from borrowings, and cash from the sale of our investments as of the end of the applicable period to repurchase shares.
We have commenced a share repurchase program pursuant to which we intend to conduct quarterly repurchase offers to allow our shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase.
All shares purchased by us pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares.
We intend to limit the number of shares to be repurchased in each quarter to no more than 5.00% of our outstanding shares of our common stock.
Any periodic repurchase offers are subject in part to our available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While we intend to continue to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the share repurchase program at any time.

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
February 25, 2022	S	March 31, 2022	$6,001	$9.24	649,420
February 25, 2022	D	March 31, 2022	$304	$9.25	32,853
February 25, 2022	I	March 31, 2022	$16,978	$9.26	1,833,520
May 25, 2022	S	June 30, 2022	$8,365	$8.84	946,284
May 25, 2022	D	June 30, 2022	$1,110	$8.86	125,276
May 25, 2022	I	June 30, 2022	$18,414	$8.88	2,073,617
August 25, 2022	S	September 30, 2022	$8,769	$8.99	975,399
August 25, 2022	D	September 30, 2022	$1,132	$9.00	125,759
August 25, 2022	I	September 30, 2022	$33,853	$9.01	3,757,292
November 28, 2022	S	December 31, 2022	$31,047	$9.06	3,426,809
November 28, 2022	D	December 31, 2022	$5,098	$9.07	562,171
November 28, 2022	I	December 31, 2022	$74,691	$9.08	8,225,791
February 28, 2023	S	March 31, 2023	$21,643	$9.21	2,349,994
February 28, 2023	D	March 31, 2023	$3,453	$9.22	374,566
February 28, 2023	I	March 31, 2023	$68,023	$9.24	7,361,842
May 31, 2023	S	June 30, 2023	$16,367	$9.28	1,763,641
May 31, 2023	D	June 30, 2023	$13,809	$9.29	1,486,423
May 31, 2023	I	June 30, 2023	$46,072	$9.31	4,948,651
August 24, 2023	S	September 30, 2023	$14,790	$9.40	1,573,405
August 24, 2023	D	September 30, 2023	$12,978	$9.41	1,379,185

August 24, 2023	I	September 30, 2023	$76,140	$9.43	8,074,185
November 27, 2023	S	December 31, 2023	$22,998	$9.48	2,425,971
November 27, 2023	D	December 31, 2023	$3,817	$9.49	402,243
November 27, 2023	I	December 31, 2023	$87,172	$9.50	9,176,044
February 27, 2024	S	March 31, 2024	$33,826	$9.50	3,560,660
February 27, 2024	D	March 31, 2024	$26,354	$9.51	2,771,164
February 27, 2024	I	March 31, 2024	$81,994	$9.53	8,603,765
May 24, 2024	S	June 28, 2024	$50,529	$9.53	5,302,035
May 24, 2024	D	June 28, 2024	$3,558	$9.55	372,544
May 24, 2024	I	June 28, 2024	$97,737	$9.56	10,223,527
August 30, 2024	S	September 30, 2024	$46,534	$9.55	4,872,698
August 30, 2024	D	September 30, 2024	$2,153	$9.56	225,274
August 30, 2024	I	September 30, 2024	$102,943	$9.57	10,756,911
November 26, 2024	S	December 31, 2024	$54,850	$9.54	5,749,465
November 26, 2024	D	December 31, 2024	$8,863	$9.55	928,082
November 26, 2024	I	December 31, 2024	$129,643	$9.57	13,546,800
February 26, 2025	S	March 31, 2025	$53,498	$9.46	5,655,204
February 26, 2025	D	March 31, 2025	$1,912	$9.47	201,862
February 26, 2025	I	March 31, 2025	$148,539	$9.49	15,652,202
May 23, 2025	S	June 30, 2025	$107,562	$9.42	11,418,472
May 23, 2025	D	June 30, 2025	$19,164	$9.43	2,032,236
May 23, 2025	I	June 30, 2025	$337,475	$9.45	35,711,561
Debt
Aggregate Borrowings
Our debt obligations consisted of the following as of the following periods:

	June 30, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Revolving Credit Facility(2)(4)	$3,575,000	$1,915,307	$1,602,524	$(21,867)	$1,893,440
SPV Asset Facility I	450,000	274,000	37,720	(6,345)	267,655
SPV Asset Facility II	2,000,000	927,000	157,575	(20,180)	906,820
SPV Asset Facility III(2)	1,650,000	1,093,388	53,221	(16,080)	1,077,308
SPV Asset Facility IV	500,000	430,000	29,627	(5,604)	424,396
SPV Asset Facility V	750,000	450,000	28,326	(6,053)	443,947
SPV Asset Facility VI	750,000	380,000	13,799	(7,805)	372,195
SPV Asset Facility VII(2)	500,000	367,479	14,928	(3,043)	364,436
SPV Asset Facility VIII	1,000,000	400,000	16,791	(5,248)	394,752
CLO VIII	375,000	375,000	—	(2,140)	372,860
CLO XI	260,000	260,000	—	(1,545)	258,455
CLO XII	260,000	260,000	—	(1,656)	258,344
CLO XV	312,000	312,000	—	(2,630)	309,370
CLO XVI	420,000	420,000	—	(2,551)	417,449
CLO XVII	325,000	325,000	—	(2,698)	322,302

CLO XVIII	260,000	260,000	—	(1,780)	258,220
CLO XIX	260,000	260,000	—	(1,852)	258,148
September 2026 Notes	350,000	350,000	—	(2,055)	347,945
February 2027 Notes	500,000	500,000	—	(2,571)	497,429
September 2027 Notes(3)	600,000	600,000	—	(4,284)	601,564
AUD 2027 Notes(2)(3)	300,341	300,341	—	(2,263)	298,196
May 2028 Notes(3)	500,000	500,000	—	(7,793)	495,718
June 2028 Notes(3)	650,000	650,000	—	(6,949)	654,964
January 2029 Notes(3)	550,000	550,000	—	(10,143)	550,520
September 2029 Notes(3)	900,000	900,000	—	(7,727)	918,025
March 2030 Notes(3)	1,000,000	1,000,000	—	(19,731)	966,719
March 2031 Notes(3)	750,000	750,000	—	(18,226)	740,541
Total Debt	$19,747,341	$14,809,515	$1,954,511	$(190,819)	$14,671,718
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(3)Net Carrying Value is inclusive of change in fair market value of effective hedge.
(4)The amount available is reduced by $57.2 million of outstanding letters of credit.

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Revolving Credit Facility(2)(4)	$3,100,000	$1,335,012	$1,726,832	$(22,497)	$1,312,515
SPV Asset Facility I	525,000	300,000	8,771	(5,464)	294,536
SPV Asset Facility II	1,500,000	920,000	115,020	(12,119)	907,881
SPV Asset Facility III(2)	1,500,000	971,917	55,727	(13,370)	958,547
SPV Asset Facility IV	500,000	355,000	26,504	(3,302)	351,698
SPV Asset Facility V	500,000	250,000	18,217	(4,991)	245,009
SPV Asset Facility VI	750,000	350,000	62,964	(8,248)	341,752
SPV Asset Facility VII(2)	500,000	165,859	168,563	(3,461)	162,398
SPV Asset Facility VIII	500,000	200,000	1,500	(3,077)	196,923
CLO VIII	290,000	290,000	—	(1,900)	288,100
CLO XI	260,000	260,000	—	(1,692)	258,308
CLO XII	260,000	260,000	—	(1,808)	258,192
CLO XV	312,000	312,000	—	(2,802)	309,198
CLO XVI	420,000	420,000	—	(2,697)	417,303
CLO XVII	325,000	325,000	—	(2,879)	322,121
CLO XVIII	260,000	260,000	—	(1,891)	258,109
CLO XIX	260,000	260,000	—	(1,794)	258,206
March 2025 Notes	500,000	500,000	—	(484)	499,516
September 2026 Notes	350,000	350,000	—	(2,916)	347,084
February 2027 Notes	500,000	500,000	—	(3,350)	496,650
September 2027 Notes(3)	600,000	600,000	—	(5,182)	593,270
AUD 2027 Notes(2)(3)	295,468	295,468	—	(2,397)	271,957
June 2028 Notes(3)	650,000	650,000	—	(8,067)	642,519
January 2029 Notes(3)	550,000	550,000	—	(11,458)	538,086
September 2029 Notes(3)	500,000	500,000	—	(10,769)	492,523
March 2030 Notes(3)	1,000,000	1,000,000	—	(20,518)	941,037
March 2031 Notes(3)	750,000	750,000	—	(19,599)	718,384
Total Debt	$17,457,468	$12,930,256	$2,184,098	$(178,732)	$12,681,822
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(3)Net Carrying Value is inclusive of change in fair market value of effective hedge.
(4)The amount available is reduced by $38.2 million of outstanding letters of credit.

	December 31, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Revolving Credit Facility(2)	$1,945,000	$628,128	$1,316,872	$(16,732)	$611,396
SPV Asset Facility I	525,000	475,000	50,000	(6,080)	468,920
SPV Asset Facility II	1,800,000	1,718,000	82,000	(7,255)	1,710,745
SPV Asset Facility III	1,000,000	522,000	289,180	(8,954)	513,046
SPV Asset Facility IV	500,000	250,000	61,848	(3,704)	246,296
SPV Asset Facility V	300,000	200,000	12,439	(2,995)	197,005
SPV Asset Facility VI	750,000	160,000	18,188	(7,006)	152,994
CLO VIII	290,000	290,000	—	(2,093)	287,907
CLO XI	260,000	260,000	—	(1,856)	258,144
CLO XII	260,000	260,000	—	(1,998)	258,002
March 2025 Notes	500,000	500,000	—	(3,414)	496,586
September 2026 Notes	350,000	350,000	—	(5,318)	344,682
February 2027 Notes	500,000	500,000	—	(3,301)	496,699
September 2027 Notes(3)	600,000	600,000	—	(6,869)	598,564
June 2028 Notes	650,000	650,000	—	(9,988)	640,012
January 2029 Notes(3)	550,000	550,000	—	(13,679)	546,975
Total Debt	$10,780,000	$7,913,128	$1,830,527	$(101,242)	$7,827,973
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(3)Net Carrying Value is inclusive of change in fair market value of effective hedge.
The below table represents the components of interest expense for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Interest expense	$235,797	$175,699	$449,373	$334,208
Amortization of debt issuance costs	13,927	7,052	24,965	13,333
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items included in interest expense(1)	239	199	(7,815)	4,825
Total Interest Expense	$249,963	$182,950	$466,523	$352,366
Average interest rate	6.6%	7.7%	6.7%	7.6%
Average daily borrowings	$14,036,753	$9,055,379	$13,272,417	$8,655,316
__________________
(1)Refer to the September 2027, AUD 2027, June 2028, January 2029, September 2029, March 2030, and March 2031 Notes for details on the facilities’ interest rate swaps.

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
Interest expense	$759,984	$457,035	$190,110
Amortization of debt issuance costs	31,304	17,912	10,657
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items(1)	9,676	(2,114)	(449)
Total Interest Expense	$800,964	$472,833	$200,318
Average interest rate	7.4%	7.0%	4.8%
Average daily borrowings	$10,083,258	$6,461,477	$3,879,321
__________________
(1)Refer to the September 2027, AUD 2027, June 2028, January 2029, September 2029, March 2030, and March 2031 Notes for details on the facilities’ interest rate swaps.
The table below presents information about our senior securities as of the following periods:

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Promissory Note(5)
June 30, 2025 (unaudited)	$—	$—	—	N/A
December 31, 2024	$—	$—	—	N/A
December 31, 2023	$—	$—	—	N/A
December 31, 2022	$—	$—	—	N/A
December 31, 2021	$—	$—	—	N/A
December 31, 2020	$10.0	$2,226.8	—	N/A
SPV Asset Facility I
June 30, 2025 (unaudited)	$274.0	$2,145.4	—	N/A
December 31, 2024	$300.0	$2,094.8	—	N/A
December 31, 2023	$475.0	$2,085.2	—	N/A
December 31, 2022	$440.4	$1,927.2	—	N/A
December 31, 2021	$301.3	$1,998.5	—	N/A
SPV Asset Facility II
June 30, 2025 (unaudited)	$927.0	$2,145.4	—	N/A
December 31, 2024	$920.0	$2,094.8	—	N/A
December 31, 2023	$1,718.0	$2,085.2	—	N/A
December 31, 2022	$1,538.0	$1,927.2	—	N/A
December 31, 2021	$446.0	$1,998.5	—	N/A
SPV Asset Facility III
June 30, 2025 (unaudited)	$1,093.4	$2,145.4	—	N/A
December 31, 2024	$971.9	$2,094.8	—	N/A
December 31, 2023	$522.0	$2,085.2	—	N/A
December 31, 2022	$555.0	$1,927.2	—	N/A
SPV Asset Facility IV
June 30, 2025 (unaudited)	$430.0	$2,145.4	—	N/A
December 31, 2024	$355.0	$2,094.8	—	N/A
December 31, 2023	$250.0	$2,085.2	—	N/A
December 31, 2022	$465.0	$1,927.2	—	N/A
SPV Asset Facility V
June 30, 2025 (unaudited)	$450.0	$2,145.4	—	N/A
December 31, 2024	$250.0	$2,094.8	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
December 31, 2023	$200.0	$2,085.2	—	N/A
SPV Asset Facility VI
June 30, 2025 (unaudited)	$380.0	$2,145.4	—	N/A
December 31, 2024	$350.0	$2,094.8	—	N/A
December 31, 2023	$160.0	$2,085.2	—	N/A
SPV Asset Facility VII
June 30, 2025 (unaudited)	$367.5	$2,145.4	—	N/A
December 31, 2024	$165.9	$2,094.8	—	N/A
SPV Asset Facility VIII
June 30, 2025 (unaudited)	$400.0	$2,145.4	—	N/A
December 31, 2024	$200.0	$2,094.8	—	N/A
CLO VIII
June 30, 2025 (unaudited)	$375.0	$2,145.4	—	N/A
December 31, 2024	$290.0	$2,094.8	—	N/A
December 31, 2023	$290.0	$2,085.2	—	N/A
December 31, 2022	$290.0	$1,927.2	—	N/A
CLO XI
June 30, 2025 (unaudited)	$260.0	$2,145.4	—	N/A
December 31, 2024	$260.0	$2,094.8	—	N/A
December 31, 2023	$260.0	$2,085.2	—	N/A
CLO XII
June 30, 2025 (unaudited)	$260.0	$2,145.4	—	N/A
December 31, 2024	$260.0	$2,094.8	—	N/A
December 31, 2023	$260.0	$2,085.2	—	N/A
CLO XV
June 30, 2025 (unaudited)	$312.0	$2,145.4	—	N/A
December 31, 2024	$312.0	$2,094.8	—	N/A
CLO XVI
June 30, 2025 (unaudited)	$420.0	$2,145.4	—	N/A
December 31, 2024	$420.0	$2,094.8	—	N/A
CLO XVII
June 30, 2025 (unaudited)	$325.0	$2,145.4	—	N/A
December 31, 2024	$325.0	$2,094.8	—	N/A
CLO XVIII
June 30, 2025 (unaudited)	$260.0	$2,145.4	—	N/A
December 31, 2024	$260.0	$2,094.8	—	N/A
CLO XIX
June 30, 2025 (unaudited)	$260.0	$2,145.4	—	N/A
December 31, 2024	$260.0	$2,094.8	—	N/A
Revolving Credit Facility
June 30, 2025 (unaudited)	$1,915.3	$2,145.4	—	N/A
December 31, 2024	$1,335.0	$2,094.8	—	N/A
December 31, 2023	$628.1	$2,085.2	—	N/A
December 31, 2022	$302.3	$1,927.2	—	N/A
December 31, 2021	$451.2	$1,998.5	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
September 2026 Notes
June 30, 2025 (unaudited)	$350.0	$2,145.4	—	N/A
December 31, 2024	$350.0	$2,094.8	—	N/A
December 31, 2023	$350.0	$2,085.2	—	N/A
December 31, 2022	$350.0	$1,927.2	—	N/A
December 31, 2021	$350.0	$1,998.5	—	N/A
February 2027 Notes
June 30, 2025 (unaudited)	$500.0	$2,145.4	—	N/A
December 31, 2024	$500.0	$2,094.8	—	N/A
December 31, 2023	$500.0	$2,085.2	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A
September 2027 Notes
June 30, 2025 (unaudited)	$600.0	$2,145.4	—	N/A
December 31, 2024	$600.0	$2,094.8	—	N/A
December 31, 2023	$600.0	$2,085.2	—	N/A
December 31, 2022	$600.0	$1,927.2	—	N/A
AUD 2027 Notes
June 30, 2025 (unaudited)	$300.3	$2,145.4	—	N/A
December 31, 2024	$295.5	$2,094.8	—	N/A
May 2028 Notes
June 30, 2025 (unaudited)	$500.0	$2,145.4	—	N/A
June 2028 Notes
June 30, 2025 (unaudited)	$650.0	$2,145.4	—	N/A
December 31, 2024	$650.0	$2,094.8	—	N/A
December 31, 2023	$650.0	$2,085.2	—	N/A
March 2025 Notes
June 30, 2025 (unaudited)	$—	$—	—	N/A
December 31, 2024	$500.0	$2,094.8	—	N/A
December 31, 2023	$500.0	$2,085.2	—	N/A
December 31, 2022	$500.0	$1,927.2	—	N/A
January 2029 Notes
June 30, 2025 (unaudited)	$550.0	$2,145.4	—	N/A
December 31, 2024	$550.0	$2,094.8	—	N/A
December 31, 2023	$550.0	$2,085.2	—	N/A
September 2029 Notes
June 30, 2025 (unaudited)	$900.0	$2,145.4	—	N/A
December 31, 2024	$500.0	$2,094.8	—	N/A
March 2030 Notes
June 30, 2025 (unaudited)	$1,000.0	$2,145.4	—	N/A
December 31, 2024	$1,000.0	$2,094.8	—	N/A
March 2031 Notes
June 30, 2025 (unaudited)	$750.0	$2,145.4	—	N/A
December 31, 2024	$750.0	$2,094.8	—	N/A
__________________
(1)Total amount of each class of senior securities outstanding at the end of the period presented.

(2)Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)Average market value per unit not applicable because the senior securities are not registered for public trading.
(5)Facility was terminated in June 2022.
Credit Facilities
Revolving Credit Facility
On August 11, 2022, we entered into an Amended and Restated Senior Secured Revolving Credit Agreement, as amended from time to time, (as amended from time to time, the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include us, as Borrower, the lenders from time to time parties thereto (each a “Revolving Credit Lender” and collectively, the “Revolving Credit Lenders”) and Sumitomo Mitsui Banking Corporation, as Administrative Agent. On October 18, 2024 (the “Revolving Credit Facility Third Amendment Date”), the Revolving Credit Facility was amended to extend the availability period and maturity date, increase the total facility amount and make various other changes. The following describes the terms of the Revolving Credit Facility as modified through June 27, 2025.
The Revolving Credit Facility is guaranteed by certain subsidiaries of ours in existence as of the Revolving Credit Facility Third Amendment Date, and will be guaranteed by certain subsidiaries of ours that are formed or acquired by us thereafter (each a “Guarantor” and collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
The Revolving Credit Facility provides for, on an aggregated basis, a total of outstanding term loans and revolving credit facility commitments in the principal amount of $3.58 billion, which is comprised of (a) a term loan in a principal amount of $150.0 million and (b) subject to availability under the borrowing base, which is based on our portfolio investments and other outstanding indebtedness, a revolving credit facility in a principal amount of up to $3.43 billion (the revolving credit facility increased from $3.15 billion to $3.30 billion on May 27, 2025 and increased from $3.30 billion to $3.43 billion on June 27, 2025). The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $4.60 billion through our exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $200.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by us and each Guarantor, subject to certain exceptions.
The availability period under the Revolving Credit Facility will terminate on October 18, 2028 (the “Revolving Credit Facility Commitment Termination Date”). The Revolving Credit Facility will mature on October 18, 2029 (the “Revolving Credit Facility Maturity Date”). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, we will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
We may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility in U.S. dollars bear interest at term SOFR plus any applicable credit adjustment spread plus margin of 1.875% per annum, or the alternative base rate plus margin of 0.875% per annum. With respect to loans denominated in U.S. dollars, we may elect either term SOFR or the alternative base rate at the time of drawdown, and such loans may be converted from one rate to another at any time at our option, subject to certain conditions. Amounts drawn under the Revolving Credit Facility in other permitted currencies will bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 1.875% per annum. Beginning on and after the Revolving Credit Facility Third Amendment Date, we also pay a fee of 0.350% on undrawn amounts under the Revolving Credit Facility.

The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to our consolidated assets and subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00 at any time.
SPV Asset Facilities
Certain of our wholly owned subsidiaries are parties to credit facilities (the “SPV Asset Facilities”). Pursuant to the SPV Asset Facilities, from time to time we sell and contribute certain investments to these wholly owned subsidiaries pursuant to sale and contribution agreements by and between us and the wholly owned subsidiaries. No gain or loss is recognized as a result of these contributions. Proceeds from the SPV Asset Facilities are used to finance the origination and acquisition of eligible assets by the wholly owned subsidiary, including the purchase of such assets from us. We retain a residual interest in assets contributed to or acquired to the wholly owned subsidiary through our ownership of the wholly owned subsidiary. The SPV Asset Facilities are secured by a perfected first priority security interest in the assets of these wholly owned subsidiaries and on any payments received by such wholly owned subsidiaries in respect of those assets. Assets pledged to lenders under the SPV Asset Facilities will not be available to pay our debts. The SPV Asset Facilities contain customary covenants, including certain limitations on the incurrence by us of additional indebtedness and on our ability to make distributions to our shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions). Borrowings of the wholly owned subsidiaries under the SPV Asset Facilities are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility I
On September 16, 2021 (the “SPV Asset Facility I Closing Date”), Core Income Funding I LLC (“Core Income Funding I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of ours entered into a Credit Agreement (the “SPV Asset Facility I”), with Core Income Funding I, as borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent, Collateral Administrator, Custodian and Document Custodian. The parties to the SPV Asset Facility I have entered into various amendments, including to decrease the amount available under the facility, replace the Collateral Custodian, extend the termination date and maturity date, and make various other changes. The following describes the terms of the SPV Asset Facility I as amended through May 15, 2025 (the “SPV Asset Facility I Third Amendment Date”).
The maximum principal amount of the Credit Facility is $450.0 million (decreased from $525.0 million on the SPV Asset Facility I Third Amendment date); the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding I’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility I through May 15, 2028 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility I (the “SPV Asset Facility I Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on May 15, 2036 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Core Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility I Stated Maturity, Core Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.10%) plus an applicable margin that ranges from 1.50% to 2.00% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral. From the

SPV Asset Facility I Closing Date to the SPV Asset Facility I Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility I Closing Date from 0.00% to 0.625% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility I.
SPV Asset Facility II
On October 5, 2021 (the “SPV Asset Facility II Closing Date”), Core Income Funding II LLC (“Core Income Funding II”), a Delaware limited liability company entered into a loan and financing and servicing agreement (as amended through the date here of, the “SPV Asset Facility II”), with Core Income Funding II, as borrower, us, as equityholder and service provider, the lenders from time to time parties thereto (the “SPV Asset Facility II Lenders”), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as collateral agent and collateral custodian. The parties to the SPV Asset Facility II have entered into various amendments, including to increase the amount available under the facility, extend the revolving period and termination date, change the interest rate and make various other changes. The following describes the terms of the SPV Asset Facility II as amended through April 18, 2025 (the “SPV Asset Facility II Ninth Amendment Date”).
The maximum principal amount of the SPV Asset Facility II is $2.00 billion (increased from $1.50 billion to $2.00 billion on the SPV Asset Facility II Ninth Amendment Date); the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding II’s assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.
The SPV Asset Facility II provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility II until April 18, 2028 unless such period is extended or accelerated under the terms of the SPV Asset Facility II (the “SPV Asset Facility II Revolving Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility II, the SPV Asset Facility II will mature on the date that is two years after the last day of the SPV Asset Facility II Revolving Period, on April 18, 2030 (the “SPV Asset Facility II Termination Date”). Prior to the SPV Asset Facility II Termination Date, proceeds received by Core Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility II Termination Date, Core Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to us.
Amounts drawn under the SPV Asset Facility II bear interest at Term SOFR (or, in the case of certain SPV Asset Facility II Lenders that are commercial paper conduits, the lower of (a) their cost of funds and (b) Term SOFR, such Term SOFR not to be lower than zero) plus a spread equal to 1.70% per annum, which spread will increase (a) on and after the end of the SPV Asset Facility II Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the “SPV Asset Facility II Applicable Margin”). Term SOFR may be replaced as a base rate under certain circumstances. During the SPV Asset Facility II Revolving Period, Core Income Funding II will pay an undrawn fee ranging from 0.00% to 0.25% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. During the SPV Asset Facility II Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 30% and increasing in stages to 35%, 40%, 45% and 50%) of the total commitments under the SPV Asset Facility II, Core Income Funding II will also pay a make-whole fee equal to the SPV Asset Facility II Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. Core Income Funding II will also pay Deutsche Bank AG, New York Branch, certain fees (and reimburse certain expenses) in connection with its role as facility agent.
SPV Asset Facility III
On March 24, 2022 (the “SPV Asset Facility III Closing Date”), Core Income Funding III LLC (“Core Income Funding III”), a Delaware limited liability company entered into a Credit Agreement (the “SPV Asset Facility III”), with Core Income Funding III, as borrower, the Adviser, as servicer, the lenders from time to time parties thereto (the “SPV Asset Facility III Lenders”), Bank of America, N.A., as administrative agent, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC as collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager. The parties to the SPV Asset Facility III have entered into various amendments, including to increase the maximum principal amount available under the facility, extend the availability period and maturity date, change the interest rate, replace the collateral custodian and make various other changes. The following describes the terms of SPV Asset Facility III amended through May 22, 2025 (the “SPV Asset Facility III Third Amendment Date”).
The maximum principal amount of the SPV Asset Facility III is $1.65 billion (increased from $1.50 billion to $1.65 billion on the SPV Asset Facility III Third Amendment Date), which maximum principal amount will automatically increase to $1.80 billion on the three-month anniversary of the SPV Asset Facility III Third Amendment Date and subsequently will automatically increase to $2.0 billion on the six-month anniversary of the SPV Asset Facility III Third Amendment Date, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding III’s assets from time to time, and satisfaction of certain conditions, including certain portfolio criteria.
The SPV Asset Facility III provides for the ability to draw and redraw revolving loans under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III Third Amendment Date unless the commitments are terminated sooner as provided in the SPV Asset Facility III (the “SPV Asset Facility III Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility III will mature on May 22, 2030 (the “SPV Asset Facility III Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first year following the SPV Asset Facility III Third Amendment Date, Core Income Funding III may owe a prepayment penalty. Prior to the SPV Asset Facility III Stated Maturity, proceeds received by Core Income Funding III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, Core Income Funding III must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn in U.S. dollars are benchmarked to Daily SOFR, amounts drawn in British pounds are benchmarked to SONIA plus an adjustment of 0.11930%, amounts drawn in Canadian dollars are benchmarked to CORRA plus an adjustment of 0.29547%, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. As of the SPV Asset Facility III Third Amendment Date, the “Applicable Margin” ranges from 1.525% to 1.95% depending on the composition of the collateral. The SPV Asset Facility III also allows for amounts drawn in U.S. dollars to bear interest at an alternate base rate without a spread. From the SPV Asset Facility III Closing Date to the SPV Asset Facility III Commitment Termination Date, there is a commitment fee, calculated on a daily basis, on the undrawn amount under the SPV Asset Facility III.
SPV Asset Facility IV
On March 16, 2022 (the “SPV Asset Facility IV Closing Date”), Core Income Funding IV LLC (“Core Income Funding IV”), a Delaware limited liability company entered into a Credit Agreement (the “SPV Asset Facility IV”), with Core Income Funding IV, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility IV Lenders”), Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian. On February 28, 2025, the parties to the SPV Asset Facility IV entered into Amendment No. 1 in order to replace Alter Domus (US) as collateral custodian with State Street Bank and Trust Company and make various other changes. The following describes the terms of SPV Asset Facility IV amended through February 28, 2025 (the “SPV Asset Facility IV First Amendment Date”).
The maximum principal amount of the SPV Asset Facility IV is $500.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding IV’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility IV provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility IV until March 16, 2027, unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility IV (the “SPV Facility IV Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility IV will mature on March 16, 2035 (the “SPV Asset Facility IV Stated Maturity”). Prior to the SPV Asset Facility IV Stated Maturity, proceeds received by Core Income Funding IV from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility IV Stated Maturity, Core Income Funding IV must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at Term SOFR (or, in the case of certain SPV Asset Facility IV Lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.15%) plus an applicable margin that ranges from 1.40% to 2.05% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral. From the SPV Asset Facility IV Closing Date to the SPV Asset Facility IV Commitment Termination Date, there is a commitment fee payable at a rate of 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility IV during the commitment period.
SPV Asset Facility V
On March 9, 2023 (the “SPV Asset Facility V Closing Date”), Core Income Funding V LLC (“Core Income Funding V”), a Delaware limited liability company entered into a loan and security agreement (the “SPV Asset Facility V”), with Core Income Funding V, as Borrower, us, as Servicer and Equityholder, the lenders from time to time parties thereto (the “SPV Asset Facility V Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian. The parties to the SPV Asset Facility V have entered into various amendments, including to increase the amount available under the facility, replace the Collateral Custodian and make various other changes. On April 29, 2025, the parties to the SPV Asset Facility V entered into the Third Amendment to Loan and Security Agreement. The following describes the terms of SPV Asset Facility V as amended through April 29, 2025 (the “SPV Asset Facility V Third Amendment Date”).
The maximum principal amount of the SPV Asset Facility V is $750.0 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Core Income Funding V’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Asset Facility V provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility V until October 15, 2027 unless such period is extended or accelerated under the terms of the SPV Asset Facility V (the “SPV Asset Facility V Reinvestment Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility V, the SPV Asset Facility V will mature on October 16, 2029 (the “SPV Asset Facility V Maturity Date”). Prior to the SPV Asset Facility V Maturity Date, proceeds received by Core Income Funding V from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility V Maturity Date, Core Income Funding V must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to us.
Amounts drawn bear interest at Daily Simple SOFR plus a weighted average spread equal to 1.60% per annum for the portion of the assets constituting broadly syndicated loans and 2.05% for the portion of the assets not constituting broadly syndicated loans, which spread will increase by 2.00% per annum upon the occurrence and during the existence of an event of default or following the SPV Asset Facility V Termination Date (such spread, the “SPV Asset Facility V Applicable Spread”). Daily Simple SOFR may be replaced as a base rate under certain circumstances. During the SPV Asset Facility V Reinvestment Period, Core Income Funding V will pay an undrawn fee of 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility V that are not subject to the separate, higher fee described below. On and after the SPV Asset Facility V Third Amendment Date and during the SPV Asset Facility V Reinvestment Period, if the undrawn commitments are in excess of a certain portion (initially 40% and decreasing to 32.5%) of the total commitments under the SPV Asset Facility V, such portion will not be subject to the undrawn fee described above, but Core Income Funding V will pay a separate fee on this portion of the undrawn commitments equal to 1.25% multiplied by such excess undrawn commitment amount over 40% or 32.5% of the total commitments, as applicable.

SPV Asset Facility VI
On August 29, 2023 (the “SPV Asset Facility VI Closing Date”), Core Income Funding VI LLC (“Core Income Funding VI”), a Delaware limited liability company and newly formed subsidiary of ours, entered into a Credit Agreement (the “SPV Asset Facility VI”), with Core Income Funding VI LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VI Lenders”), The Bank of Nova Scotia, as Agent, State Street Bank and Trust Company as Collateral Agent, Collateral Custodian and Document Custodian. The parties to the SPV Asset Facility VI have entered into various amendments, including to assign the term commitment under the SPV Asset Facility VI and all of the outstanding term loans, replace the collateral custodian and make various other changes. On April 22, 2025, the parties to SPV Asset Facility VI entered into Amendment No. 3 to SPV Asset Facility VI. The following describes the terms of SPV Asset Facility VI as amended through April 22, 2025 (the “SPV Asset Facility VI Third Amendment Date”).
The maximum principal amount of the SPV Asset Facility VI is $750.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VI’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VI provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VI until August 29, 2026 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VI (the “SPV Asset Facility VI Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VI will mature on August 29, 2033 (the “SPV Asset Facility VI Stated Maturity”). Prior to the SPV Asset Facility VI Stated Maturity, proceeds received by Core Income Funding VI from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility VI Stated Maturity, Core Income Funding VI must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at Term SOFR plus an applicable margin that ranges from 1.50% to 2.15% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral during the SPV Asset Facility VI Reinvestment Period. From the SPV Asset Facility VI Closing Date to the SPV Asset Facility VI Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility VI Closing Date from 0.00% to 0.55% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VI.
SPV Asset Facility VII
On May 21, 2024 (the “SPV Asset Facility VII Closing Date”), Core Income Funding VII LLC (“Core Income Funding VII”), a Delaware limited liability company and newly formed subsidiary of ours, entered into a Credit Agreement (the “SPV Asset Facility VII”), with Core Income Funding VII LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VII Lenders”), Citibank, N.A., as Administrative Agent, State Street Bank and Trust Company as Custodian, Collateral Agent and Collateral Administrator. The following describes the terms of SPV Asset Facility VII as amended through October 18, 2024 (the“SPV Asset Facility VII First Amendment Date”).
We retain a residual interest in assets contributed to or acquired by Core Income Funding VII through our ownership of Core Income Funding VII. The maximum principal amount of the SPV Asset Facility VII is $500.0 million (increased from $300.0 million to $500.0 million on the SPV asset Facility VII First Amendment Date), which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to a borrowing base test (which is based on the value of Core Income Funding VII’s assets from time to time, an advance rate and concentration limitations) and satisfaction of certain conditions, including collateral quality tests.
The SPV Asset Facility VII provides for the ability to draw and redraw revolving loans under the SPV Asset Facility VII for a period until May 21, 2027 (the “SPV Asset Facility VII Reinvestment Period”) unless the SPV Asset Facility VII Reinvestment Period is terminated sooner as provided in the SPV Asset Facility VII. Unless otherwise terminated, the SPV Asset Facility VII will mature two years after the last day of the SPV Asset Facility

VII Reinvestment Period on May 21, 2029 (the “SPV Asset Facility VII Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility Closing Date, Core Income Funding VII may owe a prepayment penalty. Prior to the SPV Asset Facility VII Stated Maturity, proceeds received by Core Income Funding VII from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility VII Stated Maturity, Core Income Funding VII must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn in U.S. dollars are benchmarked to Term SOFR, amounts drawn in British pounds are benchmarked to SONIA, amounts drawn amounts drawn in Canadian dollars are benchmarked to Daily Compounded CORRA, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. The “Applicable Margin” ranges from 1.60% to 2.10%, depending on the type of asset being funded by such draw and the utilization level of the SPV Asset Facility VII. Core Income Funding VII also paid Citibank an upfront fee and will reimburse certain expenses in connection with Citibank’s role as Administrative Agent. From the SPV Asset Facility VII Closing Date until the end of SPV Asset Facility VII Reinvestment Period, there is a commitment fee that steps up from the date that is nine months after the SPV Asset Facility VII Closing Date from 0.25% to up to 1.50% per annum, depending on the undrawn amount, if any, of the commitments in the SPV Asset Facility VII.
SPV Asset Facility VIII
On December 17, 2024 (the “SPV Asset Facility VIII Closing Date”), Core Income Funding VIII LLC (“Core Income Funding VIII”), a Delaware limited liability company and newly formed subsidiary of ours, entered into a Credit Agreement (the “SPV Asset Facility VIII”), with Core Income Funding VIII LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VIII Lenders”), Natixis, New York Branch, as Facility Agent, and State Street Bank and Trust Company as Collateral Agent, Collateral Administrator, Custodian and Document Custodian. On May 15, 2025, the parties to the SPV Asset Facility VIII entered into an amendment in order to, among other things, increase the size of the facility and add additional classes of loans. The following describes the terms of SPV Asset Facility VIII as most recently amended on May 15, 2025.
The maximum principal amount of the SPV Asset Facility VIII is $1.00 billion; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VIII’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VIII provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VIII for a period of up to three years after the SPV Asset Facility VIII Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VIII (the “SPV Asset Facility VIII Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VIII will mature on December 17, 2035 (the “SPV Asset Facility VIII Stated Maturity”). Prior to the SPV Asset Facility VIII Stated Maturity, proceeds received by Core Income Funding VIII from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to us, subject to certain conditions. On the SPV Asset Facility VIII Stated Maturity, Core Income Funding VIII must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, their cost of funds) plus an applicable margin of (i) with respect to the Class A-R Loans and the Class A-T Loans, 1.75%, (ii) with respect to the Class A-D1 Loans, 1.65%, (iii) with respect to the Class A-D2 Loans, 1.93%, (iv) with respect to the Class A-D3 Loans, 1.78% and (v) with respect tot he Class A-D4 Loans, 2.06%. From the SPV Asset Facility VIII Closing Date to the SPV Asset Facility VIII Commitment Termination Date, there is a commitment fee that steps up the date that is three months after the SPV Asset Facility VIII Closing Date from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VIII.

Debt Securitization Transactions
We incur secured financing through debt securitization transactions (also known as collateralized loan obligation transactions) (the “CLO Transactions”) issued by our consolidated subsidiaries (the “CLO Issuers”), which are backed by a portfolio of collateral obligations consisting of middle-market loans and participation interests in middle-market loans as well as by other assets of the CLO Issuers. The CLO Issuers issue preferred shares which are not secured by the collateral securing the CLO Transactions which we purchase. We act as retention holder in connection with the CLO Transactions for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of a CLO Issuer’s preferred shares. Notes issued by CLO Issuers have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration. The Adviser serves as collateral manager for the CLO Issuers under a collateral management agreement. The Adviser is entitled to receive fees for providing these services. The Adviser routinely waives its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to Adviser pursuant to the Investment Advisory Agreement will be offset by the amount of the collateral management fee attributable to a CLO Issuer’s equity or notes owned by us. Assets pledged to debt holders of the CLO Transactions and the other secured parties under each CLO Transaction’s documentation will not be available to pay our debts. We consolidate the financial statements of the CLO Issuers in our consolidated financing statements.
CLO VIII
On October 21, 2022 (the “CLO VIII Closing Date”), we completed a $391.7 million term debt securitization transaction (the “CLO VIII Transaction”). The secured notes and preferred shares issued in the CLO VIII Transaction and the secured loan borrowed in the CLO VIII Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO VIII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO VIII Issuer”).
The CLO VIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO VIII Closing Date (the “CLO VIII Indenture”), by and among the CLO VIII Issuer and State Street Bank and Trust Company: (i) $152.0 million of AAA(sf) Class A-T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $46.0 million of AAA(sf) Class A-F Notes, which bear interest at 6.02%, (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.50% and (iv) $30.0 million of A(sf) Class C Notes, which bear interest at 4.90% (together, the “CLO VIII Secured Notes”) and (B) the borrowing by the CLO VIII Issuer of $30.0 million under floating rate Class A-L loans (the “Class A-L Loans” and together with the CLO VIII Secured Notes, the “CLO VIII Debt”). The Class A-L Loans bear interest at three-month term SOFR plus 2.50%. The Class A-L Loans were borrowed under a loan agreement (the “A-L Loan Agreement”), dated as of the CLO VIII Closing Date, by and among the CLO VIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO VIII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO VIII Issuer. The CLO VIII Debt is scheduled to mature on the Payment Date (as defined in the CLO VIII Indenture) in November, 2034. The CLO VIII Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO VIII Secured Notes and the borrowing under the Class A-L Loans, the CLO VIII Issuer issued approximately $101.7 million of subordinated securities in the form of 101,675 preferred shares at an issue price of U.S.$1,000 per share (the “CLO VIII Preferred Shares”).
As part of the CLO VIII Transaction, we entered into a loan sale agreement with the CLO VIII Issuer dated as of the CLO VIII Closing Date, which provided for the sale and contribution of approximately $143.1 million funded par amount of middle-market loans from us to the CLO VIII Issuer on the CLO VIII Closing Date and for future sales from us to the CLO VIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Debt. The remainder of the initial portfolio assets securing the CLO VIII Debt consisted of approximately $113.0 million funded par amount of middle-market loans purchased by the CLO VIII Issuer from Core Income Funding I LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO VIII Closing Date between the CLO VIII Issuer and Core Income Funding I LLC. No gain or loss was recognized as a result of these sales and contributions. We and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO VIII Issuer under the applicable loan sale agreement.
Through November 20, 2026, a portion of the proceeds received by the CLO VIII Issuer from the loans securing the CLO VIII Debt may be used by the CLO VIII Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO VIII Issuer and in accordance with our investing strategy and ability to originate eligible middle-market loans.
The CLO VIII Debt is the secured obligation of the CLO VIII Issuer, and the CLO VIII Indenture, the A-L Loan Agreement each include customary covenants and events of default.
CLO VIII Refinancing
On April 24, 2025 (the “CLO VIII Refinancing Date”), we completed a $500.7 million term debt securitization refinancing (the “CLO VIII Refinancing”). The secured notes and preferred shares issued in the CLO VIII Refinancing were issued by the CLO VIII Refinancing Issuer, as issuer (the “CLO VIII Refinancing Issuer”).
The CLO VIII Refinancing was executed by (A) the issuance of the following classes of notes pursuant to an indenture and security agreement dated as of October 21, 2022 (the “Original CLO VIII Closing Date”), by and between the CLO VIII Refinancing Issuer and State Street Bank and Trust Company, as amended and supplemented by the first supplemental indenture dated as of the CLO VIII Refinancing Date (the “CLO VIII Refinancing Indenture”), by and between the CLO VIII Refinancing Issuer and State Street Bank and Trust Company: (i) $275.0 million of AAA(sf) Class A-1R Notes, which bear interest at the Benchmark plus 1.49%, (ii) $30.0 million of AAA(sf) Class A-2R Notes, which bear interest at the Benchmark plus 1.80%, (iii) $35.0 million of AA(sf) Class B-R Notes, which bear interest at the Benchmark plus 1.90% and (iv) $35.0 million of A(sf) Class C-R Notes, which bear interest at the Benchmark plus 2.40% (together, the “CLO VIII Refinancing Secured Notes”). The CLO VIII Refinancing Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the CLO VIII Refinancing Issuer. The CLO VIII Refinancing Secured Notes are scheduled to mature on the Payment Date in April 2037. The CLO VIII Refinancing Secured Notes were privately placed by Natixis Securities Americas LLC, as Placement Agent. The proceeds from the CLO VIII Refinancing were used to redeem in full the classes of notes issued on the Original CLO VIII Closing Date, to repay the loans incurred on the Original CLO VIII Closing Date, to pay expenses incurred in connection with the CLO VIII Refinancing and to purchase additional assets from us.
Concurrently with the issuance of the CLO VIII Refinancing Secured Notes, the CLO VIII Refinancing Issuer issued $24.0 million of additional subordinated securities in the form of 24,000 of its preferred shares (the “CLO VIII Refinancing Additional Preferred Shares”). The CLO VIII Refinancing Additional Preferred Shares were issued by the CLO VIII Refinancing Issuer as part of its issued share capital and are not secured by the collateral securing the CLO VIII Refinancing Secured Notes. We purchased all of the CLO VIII Refinancing Additional Preferred Shares issued on the CLO VIII Refinancing Date. On the Original CLO VIII Closing Date, the CLO VIII Refinancing Issuer issued $101.7 million of subordinated interests in the form of 101,675 of its preferred shares which we purchased and continue to hold. The total amount of outstanding preferred shares as of the Refinancing Date is 125,675.
On the Original CLO VIII Closing Date, the CLO VIII Refinancing Issuer entered into a loan sale agreement with us, which provided for the sale and contribution of approximately $143.0 million par amount of middle market loans from us to the CLO VIII Refinancing Issuer on the Original CLO VIII Closing Date and for future sales from us to the CLO VIII Refinancing Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Secured Notes. As part of the CLO VIII Refinancing, the CLO VIII Refinancing Issuer and us entered into an amended and restated loan sale agreement dated as of the CLO VIII Refinancing Date (the “BOCIC CLO VIII Loan Sale Agreement”), which provides for the sale and contribution of approximately $192.3 million par amount of middle market loans from us to the CLO VIII Refinancing Issuer on the CLO VIII

Refinancing Date and for future sales from us to the CLO VIII Refinancing Issuer on an ongoing basis. Such loans constituted part of the portfolio of assets securing the CLO VIII Refinancing Secured Notes. We made customary representations, warranties, and covenants to the CLO VIII Refinancing Issuer under the applicable loan sale agreement.
Through April 24, 2029, a portion of the proceeds received by the CLO VIII Refinancing Issuer from the loans securing the CLO VIII Refinancing Secured Notes may be used by the CLO VIII Refinancing Issuer to purchase additional middle market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO VIII Refinancing Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.
The CLO VIII Refinancing Secured Notes are the secured obligation of the CLO VIII Refinancing Issuer, and the CLO VIII Refinancing Indenture includes customary covenants and events of default.
CLO XI
On May 24, 2023 (the “CLO XI Closing Date”), we completed a $395.8 million term debt securitization transaction (the “CLO XI Transaction”). The secured notes and preferred shares issued in the CLO XI Transaction and the secured loan borrowed in the CLO XI Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XI, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XI Issuer”).
The CLO XI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XI Closing Date (the “CLO XI Indenture”), by and among the CLO XI Issuer and State Street Bank and Trust Company: (i) $152.5 million of AAA(sf) Class A-1T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $25.5 million of AAA(sf) Class A-1F Notes, which bear interest at 6.10% and (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.60% (together, the “CLO XI Secured Notes”) and (B) the borrowing by the Issuer of $50.0 million under floating rate Class A-1L loans (the “CLO XI Class A-1L Loans” and together with the CLO XI Secured Notes, the “CLO XI Debt”). The CLO XI Class A-1L Loans bear interest at three-month term SOFR plus 2.50%. The CLO XI Class A-1L Loans were borrowed under a loan agreement (the “CLO XI A-1L Loan Agreement”), dated as of the CLO XI Closing Date, by and among the CLO XI Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XI Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the Issuer. The CLO XI Debt is scheduled to mature on the Payment Date (as defined in the CLO XI Indenture) in May, 2035. The CLO XI Secured Notes were privately placed by SMBC Nikko Securities America, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XI Secured Notes and the borrowing under the CLO XI Class A-1L Loans, the CLO XI Issuer issued approximately $135.8 million of subordinated securities in the form of 135,820 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XI Preferred Shares”).
As part of the CLO XI Transaction, we entered into a loan sale agreement with the CLO XI Issuer dated as of the CLO XI Closing Date, which provided for the contribution of approximately $96.4 million funded par amount of middle-market loans from us to the CLO XI Issuer on the CLO XI Closing Date and for future sales from us to the CLO XI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XI Debt. No gain or loss was recognized as a result of these sales and contributions. The remainder of the initial portfolio assets securing the CLO XI Debt consisted of approximately $260.6 million funded par amount of middle-market loans purchased by the CLO XI Issuer from Core Income Funding IV LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO XI Closing Date between the CLO XI Issuer and Core Income Funding IV LLC (the “Core Income Funding IV Loan Sale Agreement”). We and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XI Issuer under the applicable loan sale agreement.
Through May 15, 2027, a portion of the proceeds received by the CLO XI Issuer from the loans securing the CLO XI Debt may be used by the CLO XI Issuer to purchase additional middle-market loans under the direction of

Blue Owl Credit Advisors LLC (“OCA”), our investment advisor, in its capacity as collateral manager for the CLO XI Issuer and in accordance with our investing strategy and ability to originate eligible middle-market loans.
The CLO XI Debt is the secured obligation of the CLO XI Issuer, and the CLO XI Indenture and CLO XI A-1L Loan Agreement each include customary covenants and events of default.
CLO XII
On July 18, 2023 (the “CLO XII Closing Date”), we completed a $396.5 million term debt securitization transaction (the “CLO XII Transaction”). The secured notes and preferred shares issued in the CLO XII Transaction and the secured loan borrowed in the CLO XII Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XII Issuer”).
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XII Closing Date (the “CLO XII Indenture”), by and among the CLO XII Issuer and State Street Bank and Trust Company: (i) $90.0 million of AAA(sf) Class A-1A Notes, which bear interest at three-month term SOFR plus 2.55%, (ii) $22.0 million of AAA(sf) Class A-1B Notes, which bear interest at 6.37%, (iii) $8.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 3.10% and (iv) $24.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.55% (together, the “CLO XII Secured Notes”) and (B) the borrowing by the CLO XII Issuer of $116.0 million under floating rate Class A-1L loans (the “CLO XII Class A-1L Loans” and together with the CLO XII Secured Notes, the “CLO XII Debt”). The CLO XII Class A-1L Loans bear interest at three-month term SOFR plus 2.55%. The CLO XII Class A-1L Loans were borrowed under a credit agreement (the “CLO XII Class A-1L Credit Agreement”), dated as of the CLO XII Closing Date, by and among the CLO XII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XII Issuer. The CLO XII Debt is scheduled to mature on the Payment Date (as defined in the CLO XII Indenture) in July, 2034. The CLO XII Secured Notes were privately placed by BofA Securities, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XII Secured Notes and the borrowing under the CLO XII Class A-1L Loans, the CLO XII Issuer issued approximately $136.5 million of subordinated securities in the form of 136,500 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XII Preferred Shares”).
As part of the CLO XII Transaction, we entered into a loan sale agreement with the CLO XII Issuer dated as of the CLO XII Closing Date (the “CLO XII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $78.0 million funded par amount of middle-market loans from us to the CLO XII Issuer on the CLO XII Closing Date and for future sales from us to the CLO XII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XII Debt. The remainder of the initial portfolio assets securing the CLO XII Debt consisted of approximately $295.7 million funded par amount of middle-market loans purchased by the CLO XII Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of ours, under an additional loan sale agreement executed on the CLO XII Closing Date between the CLO XII Issuer and Core Income Funding III LLC (the “CLO XII Core Income Funding III Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. We and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XII Issuer under the applicable loan sale agreement.
Through July 20, 2026, a portion of the proceeds received by the CLO XII Issuer from the loans securing the CLO XII Debt may be used by the CLO XII Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XII Issuer and in accordance with our investing strategy and ability to originate eligible middle-market loans.
The CLO XII Debt is the secured obligation of the CLO XII Issuer, and the CLO XII Indenture and CLO XII Class A-1L Credit Agreement each include customary covenants and events of default.

CLO XV
On January 30, 2024 (the “CLO XV Closing Date”), we completed a $478.0 million term debt securitization transaction (the “CLO XV Transaction”). The secured notes and preferred shares issued in the CLO XV Transaction and the secured loan borrowed in the CLO XV Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XV, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XV Issuer”).
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XV Closing Date (the “CLO XV Indenture”), by and among the CLO XV Issuer and State Street Bank and Trust Company: (i) $273.6 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.30%, (ii) $38.4 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.20% (together, the “CLO XV Secured Notes”). The CLO XV Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XV Issuer. The CLO XV Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XV Indenture) in January, 2036. The CLO XV Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO XV Secured Notes, the CLO XV Issuer issued approximately $166.0 million of subordinated securities in the form of 165,980 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XV Preferred Shares”).
As part of the CLO XV Transaction, we entered into a loan sale agreement with the CLO XV Issuer dated as of the CLO XV Closing Date (the “CLO XV OCIC Loan Sale Agreement”), which provided for the contribution of approximately $115.4 million funded par amount of middle-market loans from us to the CLO XV Issuer on the CLO XV Closing Date and for future sales from us to the CLO XV Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XV Secured Notes. The remainder of the initial portfolio assets securing the CLO XV Secured Notes consisted of approximately $329.7 million funded par amount of middle-market loans purchased by the CLO XV Issuer from Core Income Funding I LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO XV Closing Date between the CLO XV Issuer and Core Income Funding I LLC (the “CLO XV Core Income Funding I Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. We and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO XV Issuer under the applicable loan sale agreement.
Through January 20, 2028, a portion of the proceeds received by the CLO XV Issuer from the loans securing the CLO XV Secured Notes may be used by the CLO XV Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XV Issuer and in accordance with our investing strategy and ability to originate eligible middle-market loans.
The CLO XV Secured Notes is the secured obligation of the CLO XV Issuer, and the CLO XV Indenture each include customary covenants and events of default.
CLO XVI
On March 7, 2024 (the “CLO XVI Closing Date”), we completed a $597.0 million term debt securitization transaction (the “CLO XVI Transaction”). The secured notes and preferred shares issued in the CLO XVI Transaction and the secured loan borrowed in the CLO XVI Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XVI, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVI Issuer”).
The CLO XVI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XVI Closing Date (the “CLO XVI Indenture”), by and among the CLO XVI Issuer and State Street Bank and Trust Company: (i) $342.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.00%, (ii) $48.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 2.50% and (iii) $30.0 million of A(sf) Class C Notes, which bear interest at three-month term SOFR plus 3.30% (together, the “CLO XVI Secured Notes”). The

CLO XVI Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVI Issuer. The CLO XVI Debt is scheduled to mature on the Payment Date (as defined in the CLO XVI Indenture) in April, 2036. The CLO XVI Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVI Secured Notes, the CLO XVI Issuer issued approximately $177.0 million of subordinated securities in the form of 177,000 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVI Preferred Shares”).
As part of the CLO XVI Transaction, we entered into a loan sale agreement with the CLO XVI Issuer dated as of the CLO XVI Closing Date (the “OCIC CLO XVI Loan Sale Agreement”), which provided for the contribution of approximately $206.6 million funded par amount of middle-market loans from us to the CLO XVI Issuer on the CLO XVI Closing Date and for future sales from us to the CLO XVI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVI Secured Notes. The remainder of the initial portfolio assets secured the CLO XVI Secured Notes consisted of approximately $356.5 million funded par amount of middle-market loans purchased by the CLO XVI Issuer from Core Income Funding II LLC, our wholly-owned subsidiary, under an additional loan sale agreement executed on the CLO XVI Closing Date between the CLO XVI Issuer and Core Income Funding II LLC (the “CLO XVI Core Income Funding II Loan Sale Agreement”). We and Core Income Funding II LLC each made customary representations, warranties, and covenants to the CLO XVI Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through April 20, 2028, a portion of the proceeds received by the CLO XVI Issuer from the loans securing the CLO XVI Secured Notes may be used by the CLO XVI Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XVI Issuer and in accordance with our investing strategy and ability to originate eligible middle-market loans.
The CLO XVI Secured Notes is the secured obligation of the CLO XVI Issuer, and the CLO XVI Indenture includes customary covenants and events of default.
CLO XVII
On July 18, 2024 (the “CLO XVII Closing Date”), we completed a $500.59 million term debt securitization transaction (the “CLO XVII Transaction”). The secured notes and preferred shares issued in the CLO XVII Transaction and the secured loan borrowed in the CLO XVII Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XVII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVII Issuer”).
The CLO XVII Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVII Closing Date (the “CLO XVII Indenture”), by and among the CLO XVII Issuer and State Street Bank and Trust Company: (i) $275.0 million of AAA(sf) Class A-1 Notes, which bear interest at three-month term SOFR plus 1.68%, (ii) $25.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 1.85% and (iii) $25.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.95% (together, the “CLO XVII Secured Notes”). The CLO XVII Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVII Issuer. The CLO XVII Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XVII Indenture) in July 2036. The CLO XVII Secured Notes were privately placed by Natixis Securities Americas LLC, as Placement Agent.
Concurrently with the issuance of the CLO XVII Secured Notes, the CLO XVII Issuer issued approximately $175.59 million of subordinated securities in the form of 177,590 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVII Preferred Shares”).
As part of the CLO XVII Transaction, we entered into a loan sale agreement with the CLO XVII Issuer dated as of the CLO XVII Closing Date (the “CLO XVII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $463.204 million funded par amount of middle-market loans from us to the CLO XVII Issuer on the CLO XVII Closing Date and for future sales from us to the CLO XVII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVII Secured Notes. The remainder of the initial portfolio assets secured the CLO XVII Secured Notes consisted of approximately $11.987 million funded par amount of middle-market loans purchased by the CLO XVII Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of ours, under an additional loan sale agreement executed on the CLO XVII Closing Date between the CLO XVII Issuer and Core Income Funding I LLC (the “CLO XVII Core Income Funding I Loan Sale Agreement”). We and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO XVII Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through the Payment Date in July 2028, a portion of the proceeds received by the CLO XVII Issuer from the loans securing the CLO XVII Secured Notes may be used by the CLO XVII Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVII Issuer and in accordance with our investing strategy and ability to originate eligible middle-market loans.
The CLO XVII Secured Notes are the secured obligation of the CLO XVII Issuer, and the CLO XVII Indenture includes customary covenants and events of default.
CLO XVIII
On July 12, 2024 (the “CLO XVIII Closing Date”), we completed a $399.80 million term debt securitization transaction (the “CLO XVIII Transaction”). The secured notes and preferred shares issued in the CLO XVIII Transaction and the secured loan borrowed in the CLO XVIII Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XVIII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVIII Issuer”).
The CLO XVIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVIII Closing Date (the “CLO XVIII Indenture”), by and among the CLO XVIII Issuer and State Street Bank and Trust Company: (i) $178.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 1.70%, (ii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.95% (together, the “CLO XVIII Secured Notes”) and (B) the borrowing by the CLO XVIII Issuer of $50.0 million under floating rate Class A-1L Loans (the “CLO XVIII Class A-1L Loans” and together with the CLO XVIII Secured Notes, the “CLO XVIII Debt”). The CLO XVIII Class A-1L Loans bear interest at three-month term SOFR plus 1.70%. The CLO XVIII Class A-1L Loans were borrowed under a loan agreement (the “CLO XVIII A-1L Loan Agreement”), dated as of the CLO XVIII Closing Date, by and among the CLO XVIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XVIII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVIII Issuer. The CLO XVIII Debt is scheduled to mature on the Payment Date (as defined in the CLO XVIII Indenture) in July 2036. The CLO XVIII Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVIII Secured Notes, the CLO XVIII Issuer issued approximately $139.8 million of subordinated securities in the form of 139,800 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVIII Preferred Shares”).
As part of the CLO XVIII Transaction, we entered into a loan sale agreement with the CLO XVIII Issuer dated as of the CLO XVIII Closing Date (the “CLO XVIII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $246.228 million funded par amount of middle-market loans from us to the CLO XVIII Issuer on the CLO XVIII Closing Date and for future sales from us to the CLO XVIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVIII Secured Notes. The remainder of the initial portfolio assets secured the CLO XVIII Secured Notes consisted of approximately $146.385 million funded par amount of middle-market loans purchased by the CLO XVIII Issuer from Core Income Funding IV LLC, a wholly-owned subsidiary of ours, under an additional loan sale agreement executed on the CLO XVIII Closing Date between the CLO XVIII Issuer and Core Income Funding IV LLC (the “CLO XVIII Core Income Funding IV Loan Sale Agreement”). We and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XVIII Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through the Payment Date in July 2029, a portion of the proceeds received by the CLO XVIII Issuer from the loans securing the CLO XVIII Debt may be used by the CLO XVIII Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVIII Issuer and in accordance with our investing strategy and ability to originate eligible middle-market loans.
The CLO XVIII Debt is the secured obligation of the CLO XVIII Issuer, and the CLO XVIII Indenture and CLO XVIII A-1L Loan Agreement each include customary covenants and events of default.
CLO XIX
On October 29, 2024 (the “CLO XIX Closing Date”), we completed a $401.3 million term debt securitization transaction (the “CLO XIX Transaction”). The secured notes and preferred shares issued in the CLO XIX Transaction and the secured loan borrowed in the CLO XIX Transaction were issued and incurred, as applicable, by our consolidated subsidiary Owl Rock CLO XIX, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XIX Issuer”).
The CLO XIX Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “CLO XIX Indenture”), by and among the CLO XIX Issuer and State Street Bank and Trust Company: (i) $153 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 1.65% and (ii) $32 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.90% (together, the “Secured Notes”) and (B) the borrowing by the CLO XIX Issuer of (i) $50 million under floating rate Class A-1L-1 loans (the “CLO XIX Class A-1L-1 Loans”) and (ii) $25 million under floating rate Class A-1L-2 loans (the “CLO XIX Class A-1L-2 Loans” and together with the CLO XIX Class A-1L-1 Loans and the Secured Notes, the “CLO XIX Debt”). The CLO XIX Class A-1L-1 Loans bear interest at three-month term SOFR plus 1.65%. The CLO XIX Class A-1L-2 Loans bear interest at three-month term SOFR plus 1.65%. The CLO XIX Class A-1L-1 Loans were borrowed under a loan agreement (the “CLO XIXA-1L-1 Loan Agreement”), dated as of the CLO XIX Closing Date, by and among the CLO XIX Issuer, as borrower, the lenders party thereto, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XIX Class A-1L-2 Loans were borrowed under a loan agreement (the “CLO XIXA-1L-2 Loan Agreement”), dated as of the CLO XIX Closing Date, by and among the CLO XIX Issuer, as borrower, the lenders party thereto, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XIX Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO XIX Issuer. The CLO XIX Debt is scheduled to mature on the Payment Date (as defined in the Indenture) in October 2037. The CLO XIX Secured Notes were privately placed by BofA Securities, Inc., as Initial Purchaser.
Concurrently with the issuance of the CLO XIX Secured Notes, the CLO XIX Issuer issued approximately $141.3 million of subordinated securities in the form of 141,300 preferred shares at an issue price of U.S.$1,000 per share (the “CLO XIX Preferred Shares”).
As part of the CLO XIX Transaction, we entered into a loan sale agreement with the CLO XIX Issuer, dated as of the CLO XIX Closing Date (the “CLO XIX OCIC Loan Sale Agreement”), which provided for the contribution and sale of approximately $301.236 million funded par amount of middle market loans from us to the CLO XIX Issuer on the CLO XIX Closing Date and for future sales from us to the CLO XIX Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XIX Debt. The remainder of the initial portfolio assets securing the CLO XIX Debt consisted of approximately $56.224 million funded par amount of middle market loans purchased by the CLO XIX Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of ours, under an additional loan sale agreement executed on the Closing Date between the CLO XIX Issuer and Core Income Funding III LLC (the “CLO XIX Core Income Funding III Loan Sale Agreement”). We and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XIX Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales or contributions.

Through October 2029, a portion of the proceeds received by the CLO XIX Issuer from the loans securing the Debt may be used by the CLO XIX Issuer to purchase additional middle market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XIX Issuer and in accordance with our investing strategy and ability to originate eligible middle market loans.
The CLO XIX Debt is the secured obligation of the CLO XIX Issuer, and the CLO XIX Indenture, the CLO XIXA-1L-1 Loan Agreement and the CLO XIXA-1L-2 Loan Agreement each include customary covenants and events of default.
Unsecured Notes
On November 30, 2022, we entered into an agreement of removal, appointment and acceptance (the “Tripartite Agreement”), with Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Retiring Trustee”) and Trust Bank (the “Successor Trustee”), with respect to the Indenture, dated September 23, 2021 between us and the Retiring Trustee (the “Base Indenture”), the first supplemental indenture, dated September 23, 2021 (the “First Supplemental Indenture”) between us and the Retiring Trustee, the second supplemental indenture, dated February 8, 2022 (the “Second Supplemental Indenture”) between us and the Retiring Trustee, the third supplemental indenture, dated March 29, 2022 (the “Third Supplemental Indenture”) between us and the Retiring Trustee, and the fourth Supplemental Indenture, dated September 16, 2022 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”) between us and the Retiring Trustee.
The Tripartite Agreement provided that, effective as of the date thereof, (1) the Retiring Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Indenture and all of the rights, power, trusts and duties as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; and (2) the Successor Trustee accepts its appointment successor trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture, and accepts the rights, indemnities, protections, powers, trust and duties of or afforded to Retiring Trustee as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture. The Successor Trustee’s appointment in its capacities as paying agent and security registrar became effective on December 14, 2022.
March 2025 Notes
On March 29, 2022, we issued $500.0 million aggregate principal amount of 5.500% notes due 2025 (the notes initially issued on March 29, 2022, together with the registered notes issued in the exchange offer described below, the “March 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale by the Initial Purchasers to persons they reasonably believe to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the March 2025 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration. On March 21, 2025, the maturity date for the March 2025 Notes, the Company repaid in full all $500.0 million in aggregate principal amount of the March 2025 Notes at 100.0% of their principal amount, plus the accrued and unpaid interest thereon through, but excluding, March 21, 2025.
The March 2025 Notes were issued pursuant to the Base Indenture and the Third Supplemental Indenture (together, the “March 2025 Indenture”). The March 2025 Notes bore interest at a rate of 5.500% per year payable semi-annually on March 21 and September 21 of each year, commencing on September 21, 2022. Concurrent with the issuance of the March 2025 Notes, in connection with the offering, we entered into a Registration Rights Agreement, dated as of March 29, 2022 (the “March 2025 Registration Rights Agreement”), for the benefit of the purchasers of the March 2025 Notes. Pursuant to the terms of the March 2025 Registration Rights Agreement, we filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on March 29, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.

The March 2025 Notes were our direct, general unsecured obligations and ranked senior in right of payment to all of our future indebtedness or other obligations that were expressly subordinated, or junior, in right of payment to the March 2025 Notes. The March 2025 Notes ranked pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that were not so subordinated, or junior to the March 2025 Notes. The March 2025 Notes ranked effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we secure) to the extent of the value of the assets securing such indebtedness. The March 2025 Notes ranked structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
September 2026 Notes
On September 23, 2021, we issued $350.0 million aggregate principal amount of 3.125% notes due 2026 (the notes initially issued on September 23, 2021, together with the registered notes issued in the exchange offer described below, the “September 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2026 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2026 Notes were issued pursuant to the Base Indenture, and the First Supplemental Indenture (together, the “September 2026 Indenture”). The September 2026 Notes will mature on September 23, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2026 Indenture. The September 2026 Notes initially bear interest at a rate of 3.125% per year payable semi-annually on March 23 and September 23 of each year, commencing on March 23, 2022. Concurrent with the issuance of the September 2026 Notes, we entered into a Registration Rights (the “September 2026 Registration Rights Agreement”) Agreement for the benefit of the purchasers of the September 2026 Notes. Pursuant to the terms of the September 2026 Registration Rights Agreement, we filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on September 23, 2021 for newly issuer registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The September 2026 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2026 Notes. The September 2026 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior. The September 2026 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The September 2026 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The September 2026 Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2026 Notes and the Successor Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2026 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2026 Indenture, occurs prior to maturity, holders of the September 2026 Notes will have the right, at their option, to require us to repurchase for cash some or all of the September 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

February 2027 Notes
On February 8, 2022, we issued $500.0 million aggregate principal amount of 4.70% notes due 2027 (the notes initially issued on February 8, 2022, together with the registered notes issued in the exchange offer described below, the “February 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the February 2027 Notes were not been registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The February 2027 Notes were issued pursuant to the Base Indenture and the Second Supplemental Indenture (together, the “February 2027 Indenture”). The February 2027 Notes will mature on February 8, 2027 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the February 2027 Indenture. The February 2027 Notes initially bear interest at a rate of 4.70% per year payable semi-annually on February 8 and August 8 of each year, commencing on August 8, 2022. Concurrent with the issuance of the February 2027 Notes we entered into a Registration Rights Agreement (the “February 2027 Registration Rights Agreement”) for the benefit of the purchasers of the February 2027 Notes. Pursuant to the terms of the February 2027 Registration Rights Agreement we filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on February 8, 2022 for newly issuer registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The February 2027 Notes are our direct, general unsecured obligations and will rank senior in right of payment to all of its future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the February 2027 Notes. The February 2027 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the 2027 Notes. The February 2027 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The February 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The February 2027 Indenture contains certain covenants, including covenants requiring us to (i) comply with asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the February 2027 Notes and the Successor Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture. In addition, if a change of control repurchase event, as defined in the February 2027 Indenture, occurs prior to maturity, holders of the February 2027 Notes will have the right, at their option, to require us to repurchase for cash some or all of the February 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
September 2027 Notes
On September 16, 2022, we issued $600.0 million aggregate principal amount of 7.750% notes due 2027 (the notes initially issued on September 16, 2022, together with the registered notes issued in the exchange offer described below, the “September 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2027 Notes were issued pursuant to the Base Indenture and the Fourth Supplemental Indenture (together, the “September 2027 Indenture”). The September 2027 Notes will mature on September 16, 2027 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2027 Indenture. The September 2027 Notes bear interest at a rate of 7.750% per year payable semi-annually on March 16 and September 16 of each year, commencing on March 16, 2023. Concurrent with the issuance of the September 2027 Notes, we entered into a Registration Rights Agreement (the “September 2027 Registration Rights Agreement”) for the benefit of the purchasers of the September 2027 Notes. Pursuant to the terms of the September 2027 Registration Rights Agreement, we filed a registration statement with the SEC and, on July 12, 2023, commenced an offer to exchange the notes initially issued on September 16, 2022 for newly issuer registered notes with substantially similar terms, which expired on August 23, 2023 and was completed promptly thereafter.
The September 2027 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2027 Notes. The September 2027 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the September 2027 Notes. The September 2027 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The September 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The September 2027 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2027 Notes and the Successor Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2027 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the September 2027 Notes will have the right, at their option, to require us to repurchase for cash some or all of the September 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the September 2027 Notes, on October 18, 2022 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $600.0 million. We will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.84%. The interest rate swaps mature on September 16, 2027. For the three months ended June 30, 2025 and 2024, we did not make a periodic payment. For the six months ended June 30, 2025 and 2024, we made periodic payments of $2.4 million and $4.7 million, respectively. The interest expense related to the September 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $7.3 million ($1.4 million net of the present value of the cash flows of the September 2027 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(0.7) million ($0.8 million net of the present value of the cash flows of the September 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the September 2027 Notes, with the remaining difference included as a component of interest expense on the Consolidated Statements of Operations.
AUD 2027 Notes
On October 23, 2024, we issued A$450.0 million 6.500% Fixed Rate Notes due October 23, 2027 (the “AUD 2027 Notes”) under its A$2,500,000,000 Australian debt issuance program (the “Australian Debt Issuance Program”). The Australian Debt Issuance Program provides for us to issue debt securities from time to time. Debt securities issued pursuant to the Australian Debt Issuance Program (i) are issued pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), (ii) are not registered under the Securities Act, (iii) may not be offered or sold in the United States or to a U.S. person without registration under, or an applicable exemption from the registration requirements of the Securities Act, and (iv) are to be issued in amount not exceeding an aggregate of A$2.5 billion.

The terms of the AUD 2027 Notes are set out in a Pricing Supplement, dated October 21, 2024 (the “AUD 2027 Notes Pricing Supplement”) and the Note Deed Poll, dated October 6, 2024 (the “AUD 2027 Notes Note Deed Poll”) and the AUD 2027 Notes were issued pursuant to the Dealer Common Terms Deed Poll, dated October 6, 2024 (the “AUD 2027 Notes Dealer Common Terms Deed Poll”) and a Subscription Agreement (the “ AUD 2027 Notes Subscription Agreement”), dated October 21, 2024, by and among us and Deutsche Bank AG, Sydney Branch and Mizuho Securities Asia Limited, named as the joint lead managers and dealers therein (the “AUD 2027 Notes Dealers”).
The net proceeds from the sale of the AUD 2027 Notes offering were approximately A$446.643 million, after deducting the fees paid to the AUD 2027 Notes Dealers.
The AUD 2027 Notes will mature on October 23, 2027, and may be redeemed in whole at our option as set forth in the AUD 2027 Notes Pricing Supplement. The AUD 2027 Notes bear interest at 6.500% per year payable semi-annually on April 23 and October 23 of each year, commencing on April 23, 2025. The AUD 2027 Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the AUD 2027 Notes. The AUD 2027 Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the AUD 2027 Notes. The AUD 2027 Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The AUD 2027 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
In addition, if a change of control repurchase event, as defined in the AUD 2027 Notes Pricing Supplement, occurs prior to maturity, holders of the AUD 2027 Notes will have the right, at their option, to require us to repurchase for cash some or all of the AUD 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the AUD 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the redemption date.
In connection with the issuance of the AUD 2027 Notes, we entered into both a bilateral cross-currency swap and interest rate swap, for notional amounts of A$379.0 million and A$71.0 million, respectively. We received fixed rate interest of 6.50% and paid variable rate interest based on, one-month SOFR plus 2.67% and three-month BBSY plus 2.72%, for the bilateral cross-currency swap and interest rate swap, respectively. The swaps mature on October 23, 2027. For the three and six months ended June 30, 2025, we made periodic payments of $1.3 million and $0.2 million for the cross-currency swap and interest rate swap, respectively. The interest expense related to the AUD 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the swaps had an aggregate fair value of $(0.6) million ($(0.7) million net of the present value of the cash flows of the AUD 2027 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(20.7) million ($0.4 million net of the present value of the cash flows of the AUD 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the AUD 2027 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations. The change in foreign exchange rate of the cross-currency swap is offset by the change in foreign exchange rate of the AUD 2027 Notes, with the remaining difference included as a component of translation of assets and liabilities in foreign currencies on our Consolidated Statements of Operations.
May 2028 Notes
On May 23, 2025, we issued $500.0 million aggregate principal amount of its 5.900% notes due 2028 (the “May 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the

Securities Act. The May 2028 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The May 2028 Notes were issued pursuant to the Base Indenture and a Tenth Supplemental Indenture, dated as of May 23, 2025 (the “Tenth Supplemental Indenture” and together with the Base Indenture, the “May 2028 Indenture”), between us and the Trustee. The May 2028 Notes will mature on May 23, 2028 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the May 2028 Indenture. The May 2028 Notes bear interest at a rate of 5.900% per year payable semi-annually on May 23 and November 23 of each year, commencing on November 23, 2025. Concurrent with the issuance of the May 2028 Notes, we entered into a Registration Rights Agreement (the “May 2028 Registration Rights Agreement”) for the benefit of the purchasers of the May 2028 Notes. Pursuant to the May 2028 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the May 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the May 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the May 2028 Notes. If we fail to satisfy our registration obligations under the May 2028 Registration Rights Agreement, it will be required to pay additional interest to the holders of the May 2028 Notes.
The May 2028 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the May 2028 Notes. The May 2028 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, to the May 2028 Notes. The May 2028 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The May 2028 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The May 2028 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the May 2028 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the May 2028 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the May 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the May 2028 Indenture, occurs prior to maturity, holders of the May 2028 Notes will have the right, at their option, to require us to repurchase for cash some or all of the May 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the May 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the May 2028 Notes, on May 23, 2025 we entered into a bilateral interest rate swap. The notional amount of the interest rate swaps is $500.0 million. We will receive fixed rate interest at 5.900% and pay variable rate interest based on SOFR plus 2.1761%. The interest rate swaps mature on May 23, 2028. For the three months ended June 30, 2025, we did not make any periodic payments. The interest expense related to the May 2028 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $3.6 million ($0.1 million net of the present value of the cash flows of the May 2028 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the May 2028 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.

June 2028 Notes
On June 13, 2023, we issued $500.0 million aggregate principal amount of our 7.950% notes due 2028 and on July 14, we issued an additional $150.0 million aggregate principal amount of our 7.950% notes due 2028 (together, the “June 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2028 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2028 Notes were issued pursuant to the Base Indenture and the Fifth Supplemental Indenture (together with the Base Indenture, the “June 2028 Indenture”), between us and the Trustee. The June 2028 Notes will mature on June 13, 2028 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the June 2028 Indenture. The June 2028 Notes bear interest at a rate of 7.950% per year payable semi-annually on June 13 and December 13 of each year, commencing on December 13, 2023. Concurrent with the issuance of the June 2028 Notes, we entered into a Registration Rights Agreement (the “June 2028 Registration Rights Agreement”) for the benefit of the purchasers of the June 2028 Notes. Pursuant to the June 2028 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the June 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the June 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use our commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the June 2028 Notes. If we fail to satisfy our registration obligations under the June 2028 Registration Rights Agreement, we will be required to pay additional interest to the holders of the June 2028 Notes. We filed a registration statement with the SEC and, on April 18, 2024, commenced an offer to exchange the June 2028 Notes for newly issued registered notes with substantially similar terms. See Note 12. “Subsequent Events.”
The June 2028 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2028 Notes. The June 2028 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2028 Notes. The June 2028 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The June 2028 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The June 2028 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not we are subject to those requirements, and (ii) provide financial information to the holders of the June 2028 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the June 2028 Notes will have the right, at their option, to require us to repurchase for cash some or all of the June 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the June 2028 Notes, on February 16, 2024 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $650.0 million. We will receive fixed rate interest at 7.950% and pay variable rate interest based on SOFR plus 3.79%. The interest rate swaps mature on May 13, 2028. For the three and six months ended June 30, 2025, we made periodic payments of $1.0 million and $2.6 million, respectively. The interest expense related to the June 2028 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $11.5 million ($(0.4) million net of the present value of the cash flows of the June 2028 Notes). As of December 31, 2024, the interest rate swap had a fair value of $0.5 million ($(0.1) million net of the present value of the cash flows of the June 2028 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the June 2028 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
January 2029 Notes
On December 4, 2023, we issued $550.0 million aggregate principal amount of our 7.750% notes due 2029 (the “January 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The January 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The January 2029 Notes were issued pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of December 4, 2023 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “January 2029 Indenture”), between us and the Trustee. The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the January 2029 Indenture. The January 2029 Notes bear interest at a rate of 7.750% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2024. Concurrent with the issuance of the January 2029 Notes, we entered into a Registration Rights Agreement (the “January 2029 Registration Rights Agreement”) for the benefit of the purchasers of the January 2029 Notes. Pursuant to the January 2029 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the January 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the January 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use our commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the January 2029 Notes. If we fail to satisfy our registration obligations under the January 2029 Registration Rights Agreement, we will be required to pay additional interest to the holders of the January 2029 Notes. We filed a registration statement with the SEC and, on April 18, 2024, commenced an offer to exchange the January 2029 Notes for newly issued registered notes with substantially similar terms. See Note 12. “Subsequent Events.”
The January 2029 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the January 2029 Notes. The January 2029 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, to the January 2029 Notes. The January 2029 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The January 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The January 2029 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the January 2029 Notes are outstanding, whether or not we are subject to those requirements, and (ii) provide financial information to the holders of the January 2029 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the January 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the January 2029 Indenture, occurs prior to maturity, holders of the January 2029 Notes will have the right, at their option, to require us to repurchase for cash some or all of the January 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the January 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the January 2029 Notes, on November 28, 2023 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $550.0 million. We will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.647%. The interest rate swaps mature on January 15, 2029. For the three months ended June 30, 2025, we did not make a periodic payment. For the six months ended June 30, 2025, we made periodic payments of $2.9 million. For the three and six months ended June 30, 2024, we did not make any periodic payments. The interest expense related to the January 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $10.6 million ($(0.1) million net of the present value of the cash flows of the January 2029 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(0.4) million ($0.1 million net of the present value of the cash flows of the January 2029 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the January 2029 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
September 2029 Notes
On May 14, 2024, we issued $500.0 million aggregate principal amount of its 6.600% notes due 2029 and on January 22, 2025, we issued an additional $400.0 million aggregate principal amount of our 6.600% notes due 2029 (together, the “September 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The September 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2029 Notes were issued pursuant to the Base Indenture and an Eighth Supplemental Indenture, dated as of May 14, 2024 (the “Eighth Supplemental Indenture” and together with the Base Indenture, the “September 2029 Indenture”), between us and the Trustee. The September 2029 Notes will mature on September 15, 2029 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2029 Indenture. The September 2029 Notes bear interest at a rate of 6.600% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the September 2029 Notes, we entered into a Registration Rights Agreement (the “September 2029 Registration Rights Agreement”) for the benefit of the purchasers of the September 2029 Notes. Pursuant to the September 2029 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the September 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the September 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the September 2029 Notes. If we fail to satisfy its registration obligations under the September 2029 Registration Rights Agreement, it will be required to pay additional interest to the holders of the September 2029 Notes.
The September 2029 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2029 Notes. The September 2029 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, to the September 2029 Notes. The September 2029 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The September 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

The September 2029 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the September 2029 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2029 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2029 Indenture, occurs prior to maturity, holders of the September 2029 Notes will have the right, at their option, to require us to repurchase for cash some or all of the September 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the May 14, 2024 issuance of the September 2029 Notes, on May 14, 2024 we entered into a bilateral interest rate swap. The notional amount of the interest rate swap is $500.0 million. We will receive fixed rate interest at 6.600% and pay variable rate interest based on SOFR plus 2.337%. In connection with the January 22, 2025 issuance of the September 2029 Notes, on January 22, 2025 we entered into a bilateral interest rate swap. The notional amount of the interest rate swap is $400.0 million. We will receive fixed rate interest at 6.600% and pay variable rate interest based on SOFR plus 2.457%. The interest rate swaps mature on August 15, 2029. For the three months ended June 30, 2025, we did not make a periodic payment. For the six months ended June 30, 2025, we made periodic payments of $1.3 million. The interest expense related to the September 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swaps adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the interest rate swaps had a fair value of $26.0 million ($0.2 million net of the present value of the cash flows of the September 2029 Notes). As of December 31, 2024, the interest rate swaps had a fair value of $3.7 million ($0.5 million net of the present value of the cash flows of the September 2029 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swaps is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swaps is offset by the change in fair value of the September 2029 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
March 2030 Notes
On September 13, 2024, we issued $1.00 billion aggregate principal amount of its 5.800% notes due 2030 (the “March 2030 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant Rule 144A under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The March 2030 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2030 Notes were issued pursuant to the Base Indenture and a Ninth Supplemental Indenture, dated as of September 13, 2024 (the “Ninth Supplemental Indenture” and together with the Base Indenture, the “March 2030 Indenture”), between the us and the Trustee. The March 2030 Notes will mature on March 15, 2030 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the March 2030 Indenture. The March 2030 Notes bear interest at a rate of 5.800% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2025. Concurrent with the issuance of the March 2030 Notes, we entered into a Registration Rights Agreement (the “March 2030 Registration Rights Agreement”) for the benefit of the purchasers of the March 2030 Notes. Pursuant to the March 2030 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2030 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2030 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2030 Notes. If we fail to satisfy its registration obligations under the March 2030 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2030 Notes.

The March 2030 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of the our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2030 Notes. The March 2030 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2030 Notes. The March 2030 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secures) to the extent of the value of the assets securing such indebtedness. The March 2030 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The March 2030 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2030 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2030 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2030 Indenture.
In addition, if a change of control repurchase event, as defined in the March 2030 Indenture, occurs prior to maturity, holders of the March 2030 Notes will have the right, at their option, to require us to repurchase for cash some or all of the March 2030 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2030 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2030 Notes, on September 10, 2024 we entered into a bilateral interest rate swaps. The notional amount of the interest rate swaps is $1.00 billion. We will receive fixed rate interest at 5.800% and pay variable rate interest based on SOFR plus 2.619%. The interest rate swaps mature on February 15, 2030. For the three months ended June 30, 2025, we did not make a periodic payment. For the six months ended June 30, 2025, we made periodic payments of $8.1 million. The interest expense related to the March 2030 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $(13.7) million ($(117.6) thousand net of the present value of the cash flows of the March 2030 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(44.5) million ($(6.1) million net of the present value of the cash flows of the March 2030 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2030 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
March 2031 Notes
On February 1, 2024, we issued $750.0 million aggregate principal amount of its 6.650% notes due 2031 (the “March 2031 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The March 2031 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2031 Notes were issued pursuant to the Base Indenture and a Seventh Supplemental Indenture, dated as of February 1, 2024 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “March 2031 Indenture”), between us and the Trustee. The March 2031 Notes will mature on March 15, 2031 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the March 2031 Indenture. The March 2031 Notes bear interest at a rate of 6.650% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the March 2031 Notes, we entered into a Registration Rights Agreement (the “March 2031 Registration Rights Agreement”) for the benefit of the purchasers of the March 2031 Notes. Pursuant to the March 2031 Registration Rights Agreement, we are obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2031 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2031 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2031 Notes. If we fail to satisfy its registration obligations under the March 2031 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2031 Notes. The Company filed a registration statement with the SEC and, on April 18, 2024, commenced an offer to exchange the March 2031 Notes for newly issued registered notes with substantially similar terms. See Note 12. “Subsequent Events.”
The March 2031 Notes are our direct, general unsecured obligations and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2031 Notes. The March 2031 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2031 Notes. The March 2031 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secures) to the extent of the value of the assets securing such indebtedness. The March 2031 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.
The March 2031 Indenture contains certain covenants, including covenants requiring us to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2031 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2031 Notes and the Trustee if we are no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2031 Indenture.
In addition, if a change of control repurchase event, as defined in the March 2031 Indenture, occurs prior to maturity, holders of the March 2031 Notes will have the right, at their option, to require us to repurchase for cash some or all of the March 2031 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2031 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2031 Notes, on January 29, 2024 we entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $750.0 million. We will receive fixed rate interest at 6.650% and pay variable rate interest based on SOFR plus 2.902%. The interest rate swaps mature on January 15, 2031. For the three months ended June 30, 2025, we not make a periodic payment. For the six months ended June 30, 2025, we made periodic payments of $3.5 million. For the three and six months ended June 30, 2024, we did not make any periodic payments. The interest expense related to the March 2031 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on our Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $8.4 million ($(0.4) million net of the present value of the cash flows of the March 2031 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(14.2) million ($(2.2) million net of the present value of the cash flows of the March 2031 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on our Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2031 Notes, with the remaining difference included as a component of interest expense on our Consolidated Statements of Operations.
Global Medium Term Notes Program
On April 4, 2025, we established a €5.00 billion (or its equivalent in any other currency) global medium term note program (the “GMTN Program”). Under the GMTN Program, we may issue unsecured notes (“GMTN Notes”) to one or more managers from time to time with such terms, including currency, interest rate and maturity, as agreed by us and such manager(s).
GMTN Notes issued under the GMTN Program are subject to and with the benefit of the Agency Agreement, dated April 4, 2025, by and among u, Deutsche Bank AG, London Branch as issuing and principal paying agent, a transfer agent and as exchange agent and Deutsche Bank Trust Company Americas as registrar, a paying agent and a transfer agent (the “GMTN Agency Agreement”). Holders of GMTN Notes issued under the GMTN Program shall have the benefit of a deed of covenant, dated April 4, 2025 and made by us (the “GMTN Deed of Covenant”) and, where applicable, a deed poll, dated April 4, 2025 and made by the Company (the “GMTN Deed Poll”).
GMTN Notes issued under the GMTN Program will be in registered form and (i) may be issued to non-“U.S. Persons” (as defined in Regulation S under the Securities Act of 1933, as amended (the “Securities Act”) outside the United States in compliance with Regulation S under the Securities Act, or to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, (ii) are not and will not be registered under the Securities Act, (iii) may not be offered or sold in the United States or to, or for the account or benefit of, U.S. Persons without registration under, or pursuant to an applicable exemption from, the registration requirements of the Securities Act, and (iv) are to be issued in amount not exceeding an aggregate of €5.00 billion (or its equivalent in other currencies) outstanding at any time.
Off-Balance Sheet Arrangements
Portfolio Company Commitments
From time to time, we may enter into commitments to fund investments in the form of revolving credit, delayed draw, or equity commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. We had the following outstanding commitments as of the following periods:

	As of
($ in thousands)	June 30, 2025	December 31, 2024	December 31, 2023
Total unfunded revolving loan commitments	$1,719,630	$1,383,540	$595,872
Total unfunded delayed draw loan commitments	2,248,572	1,716,991	790,322
Total unfunded revolving and delayed draw loan commitments	$3,968,202	$3,100,531	$1,386,194

Total unfunded equity commitments	$188,819	$92,214	$8,753

Total unfunded commitments	$4,157,021	$3,192,745	$1,394,947
We maintain sufficient liquidity and borrowing capacity to cover outstanding unfunded portfolio company commitments that we may be required to fund. We seek to carefully consider our unfunded portfolio company commitments for the purpose of planning our ongoing financial leverage. Further, we maintain sufficient borrowing capacity within the 150% asset coverage limitation to cover any outstanding portfolio company unfunded commitments we are required to fund.
Organizational and Offering Costs
The Adviser has incurred organization and offering costs on behalf of us in the amount of $3.5 million for the period from April 22, 2020 (Inception) to June 30, 2025, of which $3.5 million has been charged to us pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in our continuous public offering until all organization and offering costs paid by the Adviser have been recovered.
Other Commitments and Contingencies
From time to time, we may become a party to certain legal proceedings incidental to the normal course of our business. As of June 30, 2025, management was not aware of any pending or threatened litigation.

Contractual Obligations
A summary of our contractual payment obligations under our credit facilities and notes as of June 30, 2025, is as follows:

($ in thousands)	Total	Less than 1 year	1-3 Years	3-5 Years	After 5 years
Revolving Credit Facility	$1,915,307	$—	$—	$1,915,307	$—
SPV Asset Facility I	274,000	—	—	—	274,000
SPV Asset Facility II	927,000	—	—	927,000	—
SPV Asset Facility III	1,093,388	—	—	1,093,388	—
SPV Asset Facility IV	430,000	—	—	—	430,000
SPV Asset Facility V	450,000	—	—	450,000	—
SPV Asset Facility VI	380,000	—	—	—	380,000
SPV Asset Facility VII	367,479	—	—	367,479	—
SPV Asset Facility VIII	400,000	—	—	—	400,000
CLO VIII	375,000	—	—	—	375,000
CLO XI	260,000	—	—	—	260,000
CLO XII	260,000	—	—	—	260,000
CLO XV	312,000	—	—	—	312,000
CLO XVI	420,000	—	—	—	420,000
CLO XVII	325,000	—	—	—	325,000
CLO XVIII	260,000	—	—	—	260,000
CLO XIX	260,000	—	—	—	260,000
September 2026 Notes	350,000	—	350,000	—	—
February 2027 Notes	500,000	—	500,000	—	—
September 2027 Notes	600,000	—	600,000	—	—
AUD 2027 Notes	300,341	—	300,341	—	—
May 2028 Notes	500,000	—	500,000	—	—
June 2028 Notes	650,000	—	650,000	—	—
January 2029 Notes	550,000	—	—	550,000	—
September 2029 Notes	900,000	—	—	900,000	—
March 2030 Notes	1,000,000	—	—	1,000,000	—
March 2031 Notes	750,000	—	—	—	750,000
Total Contractual Obligations	$14,809,515	$—	$2,900,341	$7,203,174	$4,706,000
Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:
•the Investment Advisory Agreement;
•the Administration Agreement;
•the Expense Support Agreement;
•the Dealer Manager Agreement; and
•the License Agreement.

In addition to the aforementioned agreements, we rely on exemptive relief that has been granted to our Adviser and certain affiliates to co-invest with other funds managed by the Adviser or its Affiliates, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Notes to Consolidated Financial Statements – Note 3. Agreements and Related Party Transactions” for further details.
We invest in Amergin AssetCo, Fifth Season, LSI Financing LLC, OCIC SLF and Credit SLF, controlled affiliated investments, and LSI Financing DAC, non-controlled affiliated investment, as defined in the 1940 Act. See “Notes to Consolidated Financial Statements – Note 3. Agreements and Related Party Transactions” for further details.
Critical Accounting Policies
The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies should be read in connection with our risk factors described in “Risk Factors” and our Form 10-K for the fiscal year ended December 31, 2024.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as our valuation designee to perform fair value determinations relating to the value of assets we held for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of our Adviser.
As part of the valuation process, our Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser, as valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
Our Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;

•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;
•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;
•Our Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, our Adviser, as the valuation designee, provides the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, our Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and
•The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.
•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, our Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, our Adviser, as the valuation designee, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
Rule 18f-4 requires BDCs that use derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program, and implement certain testing and board reporting procedures. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. We currently qualify as a “limited derivatives user” and expects to continue to do so. Rule 18f-4 provides that a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Pursuant to Rule 18f-4, when we trade reverse repurchase agreements or similar financing transactions, including certain tender option bonds, we need to aggregate the amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. We have adopted a derivatives policy and complies with the recordkeeping requirements of Rule 18f-4.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes amortization and accretion of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends, the majority of which is structured at initial underwriting. PIK interest or dividends represent accrued interest or dividends that are added to the principal amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a certain liquidation event. Discounts to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. Premiums to par value on securities purchased are amortized to first call date. The amortized cost of investments represents the original cost adjusted for the amortization or accretion of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point we believe PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Distributions
We have elected to be treated for U.S. federal income tax purposes, and intend to continue to qualify annually as a RIC under Subchapter M of the Code. To obtain and maintain our tax treatment as a RIC, we must distribute (or be deemed to distribute) in each taxable year distributions for tax purposes equal to at least the sum of:
•90% of our investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and
•90% of our net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) for such taxable year.
As a RIC, we (but not our shareholders) generally will not be subject to U.S. federal tax on investment company taxable income and net capital gains that we distribute to our shareholders.
We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to U.S. federal income tax at corporate rates. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current year dividend distributions, and pay the U.S. federal excise tax as described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. We may be subject to a nondeductible 4% U.S. federal excise tax if we do not distribute (or are treated as distributing) during each calendar year an amount at least equal to the sum of:
•98% of our net ordinary income excluding certain ordinary gains or losses for that calendar year;
•98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of that calendar year; and
•100% of any income or gains recognized, but not distributed, in preceding years.
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the excise tax will be imposed. In such an event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.
We intend to pay monthly distributions to our shareholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time.
To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our shareholders for U.S. federal income tax purposes. Thus, the source of a distribution to our shareholders may be the original capital invested by the shareholder rather than our income or gains. Shareholders should read written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.
With respect to distributions we have adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. We expect to use newly issued shares to implement the distribution reinvestment plan. Shareholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

Income Taxes
We have elected to be treated as a BDC under the 1940 Act. We also have elected to be treated as a RIC under the Code beginning with the taxable period ended December 31, 2020, and intend to qualify for tax treatment as a RIC. As a RIC, we generally will not pay U.S. federal income taxes at corporate rates on any ordinary income or capital gains that we distribute at least annually to our shareholders as distributions. Rather, any tax liability related to income earned and distributed by us represents obligations of our investors and will not be reflected in our consolidated financial statements.
To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, we generally must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income” for that year, which is generally our ordinary income plus the excess of our realized net short- term capital gains over our realized net long-term capital losses. In addition, a RIC may, in certain cases, satisfy this distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of Subchapter M. In order for us to not be subject to U.S. federal excise taxes, we must distribute annually an amount at least equal to the sum of (i) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We, at our discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. excise tax on this income.
We evaluate tax positions taken or expected to be taken in the course of preparing our consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain tax positions through December 31, 2024. As applicable, the Company’s prior three tax years remain subject to examination by U.S. federal, state and local tax authorities.
Recent Developments
Equity Raise
As of August 7, 2025, we have issued 644,000,377 shares of Class S common stock, 97,886,560 shares of Class D common stock, and 1,241,752,439 shares of Class I common stock and have raised total gross proceeds of $6.09 billion, $0.91 billion, and $11.68 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from an entity affiliated with the Adviser. In addition, we expect to receive $0.96 billion in gross subscription payments which we accepted on August 1, 2025 and which is pending our determination of the net asset value per share applicable to such purchase.
Dividend
On August 5, 2025, we declared a distribution of (i) $0.070100 per share, payable on or before September 30, 2025 to shareholders of record as of August 29, 2025, (ii) $0.070100 per share, payable on or before October 31, 2025 to shareholders of record as of September 30, 2025, and (iii) $0.070100 per share, payable on or before November 30, 2025 to shareholders of record as of October 31, 2025 and (iv) a special distribution of $0.032700 per share, payable on or before October 31, 2025 to shareholders of record as of September 30, 2025.
Core Income Funding I Amendments
On July 10, 2025, Core Income Funding I entered into Amendment No. 4 to SPV Asset Facility I in order to join a new lender and increase the maximum principal amount of SPV Asset Facility I from $450.0 million to $550.0 million. Subsequently, on July 24, Core Income Funding I entered into Amendment No. 5 to SPV Asset

Facility I in order to increase the maximum principal amount of SPV Asset Facility I from $550.0 million to $650.0 million.

BUSINESS
Our Company
Blue Owl Credit Income Corp. was formed on April 22, 2020 as a corporation under the laws of the State of Maryland. We are an externally managed, closed-end management investment company that has elected to be treated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code for U.S. federal income tax purposes and we intend to operate in a manner so as to qualify for the tax treatment applicable to RICs. As a BDC and a RIC, we are required to comply with certain regulatory requirements. As a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein. We will not invest more than 30% of our total assets in companies whose principal place of business is outside the United States. See “— Regulation as a Business Development Company” and “— Certain U.S. Federal Income Tax Considerations.”
We are externally managed by the Adviser, which is a registered investment adviser with the SEC. Our Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform, which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies. Subject to the overall supervision of our Board, our Adviser manages our day-to-day operations, and provides investment advisory and management services, to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. Our Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals. Since our Adviser’s affiliates began its investment activities in April 2016 through June 30, 2025, our Adviser or its affiliates have originated $164.01 billion aggregate principal amount of investments across multiple industries, of which $160.03 billion of aggregate principal amount of investments prior to any subsequent exits or repayments, was retained by either us or a corporation or fund advised by our Adviser or its affiliates.
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies and is intended to generate favorable returns across credit cycles with an emphasis on preserving capital. We seek to generate current income primarily in U.S. middle-market companies, both sponsored and non-sponsored, through direct originations of senior secured loans or originations of unsecured loans, subordinated loans or mezzanine loans, broadly syndicated loans and, to a lesser extent, investments in equity and equity-related securities including warrants, preferred stock and similar forms of senior equity. We define “middle-market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million annually, and/or annual revenue of $50 million to $2.50 billion at the time of investment. We generally invest in companies with a low loan-to-value ratio (e.g., the amount of outstanding debt as a percentage of the value of the company) , which we consider to be 50% or below. We target portfolio companies where we can structure larger transactions that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). We intend, under normal circumstances, to invest directly, or indirectly through our investments in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund) (“OCIC SLF”) and Blue Owl Credit SLF LLC (“Credit SLF”) or any similarly situated companies, at least 80% of the value of our total assets in credit investments. We define “credit” to mean debt investments made in exchange for regular interest payments. Our target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of our capital base. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments. We may make investments with shorter or longer maturities from time to time. As of June 30, 2025, excluding the investment in OCIC SLF, Credit SLF and certain investments that fall outside our typical borrower profile, our portfolio companies representing 93.5% of our total debt portfolio based on fair value, had weighted average annual revenue of $1.20 billion, weighted average annual EBITDA of $291.7 million an average interest coverage of 2.0x and an average net loan-to-value of 39.6%.

While our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, we also may invest up to 30% of our portfolio in investments of non-qualifying portfolio companies. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act, as well as in debt and equity of companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act. See “—Regulation as a Business Development Company.”
As of June 30, 2025, based on fair value, our portfolio consisted of 88.6% first lien senior secured debt investments (of which 38.4% we consider to be unitranche debt investments (including “last-out” portions of such loans)), 4.7% second-lien senior secured debt investments, 1.4% unsecured debt investments, 1.0% joint ventures, 1.5% preferred equity investments, and 2.8% common equity investments.
As of June 30, 2025, our weighted average total yield of the portfolio at fair value and amortized cost was 9.7% and 9.6%, respectively, and our weighted average yield of accruing debt and income producing securities at fair value and amortized cost was 9.8% and 9.7%, respectively. Refer to our weighted average yields and interest rates table for more information on our calculation of weighted average yields. As of June 30, 2025, the weighted average spread of total debt investments was 5.0%.
As of June 30, 2025 we had investments in 357 portfolio companies with an aggregate fair value of $32.00 billion. As of June 30, 2025, we had net leverage of 0.82x debt-to-equity and we target net leverage of 0.90x-1.25x debt-to-equity.
We have received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset- based servicing and/or distribution fees and early withdrawal fees. On November 12, 2020, we commenced our initial public offering pursuant to which we offered, on a continuous basis, up to $2,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On February 14, 2022, the Company commenced its follow-on offering, pursuant to which it offered on a continuous basis, up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On December 6, 2024, the Company commenced its current offering, pursuant to which it is offering on a continuous basis, up to $14,000,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager”). The Dealer Manager is entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below the Company’s net asset value per share of such class, as determined in accordance with our share pricing policy, plus applicable upfront selling commissions. We also engage in placement offerings of our common stock.
Since meeting the minimum offering requirement and commencing our continuous public offering through June 30, 2025, the we have issued 628,638,106 shares of our Class S common stock, 97,439,821 shares of our Class D common stock and 1,200,361,593 shares of our Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $5.94 billion, $0.91 billion, and $11.29 billion, respectively, including $1,000 of seed capital contributed by our Adviser in September 2020, $25.0 million in gross proceeds raised from an entity affiliated with the Adviser and 109,500,186 shares of our Class I common stock in a private placement issued to feeder vehicles primarily created to hold our Class I shares for gross proceeds of approximately $1.04 billion. As of August 7, 2025, we have issued 644,000,377 shares of our Class S common stock, 97,886,560 shares of our Class D common stock, and 1,241,752,439 shares of our Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $6.09 billion, $0.91 billion, and $11.68 billion, respectively, including $1,000 of seed capital contributed by our Adviser in September 2020, $25.0 million in gross proceeds raised from an entity affiliated with the Adviser and 115,815,144 shares of our Class I common stock issued in a private placement to feeder vehicles primarily created to hold our Class I shares for gross proceeds of $1.10 billion. In addition, we expect to receive $0.96 billion in gross subscription payments which we accepted on August 1, 2025 and which is pending our determination of the net asset value per share applicable to such purchase.
We generally intend to distribute, out of assets legally available for distribution, substantially all of our available earnings, on a monthly basis, as determined by our board of directors (“the Board” or “our Board”) in its sole discretion.
We may borrow money from time to time if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, we can borrow up to $2 for every $1 of investor equity. We currently have in place a senior secured revolving credit facility and have entered into special purpose vehicle asset credit facilities and term debt securitization transactions, also known as collateralized loan obligation transactions, and in the future may enter into additional credit facilities and collateralized loan obligation transactions. The special purpose vehicle asset credit facilities are financing facilities pursuant to which we formed wholly owned subsidiaries, or SPVs, which enter into credit agreements. We periodically sell and contribute investments to the SPVs and the SPVs use the proceeds from the credit agreements to finance the purchase of assets, including from us. In addition, we have issued unsecured notes in private placements and in the future may issue additional unsecured notes. We expect to use our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio, to finance our investment objectives. See “— Regulation as a Business Development Company” for discussion of BDC regulation and other regulatory considerations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Debt.”
The Adviser and Administrator – Blue Owl Credit Advisors LLC
Blue Owl Credit Advisors LLC serves as our investment adviser pursuant to an amended and restated investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”). See “Business - Investment Advisory Agreement” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. The Adviser serves as our Administrator pursuant to an amended and restated administration agreement between us and the Adviser, (the “Administration Agreement”). See “Business - Administration Agreement” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.
The Adviser, a Delaware limited liability company that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an indirect affiliate of Blue Owl and part of Blue Owl’s Credit platform. Blue Owl consists of three product platforms: (1) Credit, (2) GP Strategic Capital, which primarily focuses on acquiring equity stakes in or providing debt financing to large multi-product private equity and private credit firms and (3) Real Assets, which primarily focuses on the strategies of net lease real estate, real estate credit and digital infrastructure, which focuses on acquiring, financing, developing and operating data centers and related digital infrastructure assets.
Blue Owl’s Credit platform includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent strategies and is led by its three co-founders, Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer. The direct lending strategy of Blue Owl’s Credit platform is comprised of the Adviser, Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” and together with the Adviser, OTCA, OTCA II, and OPFA, the “Blue Owl Credit Advisers”), which are also registered investment advisers and offers private credit solutions to primarily upper-middle-market companies through differentiated access points including through the Company, Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Credit Income Corp., Blue Owl Technology Income Corp. (collectively, the “Blue Owl BDCs”), private funds and separately managed accounts (collectively, with the Blue Owl BDCs, the “Blue Owl Credit Clients”).
The Adviser’s investment team (the “Investment Team”) is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl’s

Credit platform’s direct lending investment committees. Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged each sit on the direct lending strategy’s four investment committees: Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Patrick Linnemann, Meenal Mehta and Logan Nicholson. We consider the individuals on the Diversified Lending Investment Committee to be our portfolio managers. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures the Company’s investments and monitors the Company’s portfolio companies on an ongoing basis. Subject to the overall supervision of the Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us.
As of June 30, 2025, the Blue Owl Credit Advisers managed $145.47 billion in assets under management (“AUM”). The Blue Owl Credit Advisers’ direct lending strategy focuses on lending to primarily upper-middle-market companies, both private equity sponsored and non-sponsored, providing a range of customized financing solutions across debt and equity-related instruments, across the following four investment strategies which are offered through BDCs, private funds, and separately managed accounts.
The Adviser’s address is 399 Park Avenue, 37th floor, New York, NY 10022.
Affiliated Dealer Manager
The Dealer Manager, Blue Owl Securities, is an affiliate of Blue Owl and will not make an independent review of us or the offering. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering. Blue Owl Securities is registered as a broker-dealer and is a member of FINRA and SIPC.
Potential Market Trends
We believe the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns based on a combination of the following factors:
Limited Availability of Capital for Middle Market Companies. The middle-market is a large addressable market. According to GE Capital’s National Center for the Middle Market Year-End 2024 Middle Market Indicator, there are approximately 200,000 U.S. middle-market companies, which have approximately 48 million aggregate employees. Moreover, the U.S. middle-market accounts for one-third of private sector gross domestic product (“GDP”). GE defines U.S. middle-market companies as those between $10 million and $1.00 billion in annual revenue, which we believe has significant overlap with our definition of U.S. middle-market companies. We believe U.S. middle-market companies will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. We believe that regulatory and structural factors, industry consolidation and general risk aversion, limit the amount of traditional financing available to U.S. middle-market companies. We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. We also believe that there are a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold its loans without having to syndicate them, coupled with reduced capacity of traditional lenders to serve the middle-market, present an attractive opportunity to invest in middle-market companies.
Capital Markets Have Been Unable to Fill the Void in U.S. Middle Market Finance Left by Banks. Access to underwritten bond and syndicated loan markets is challenging for middle-market companies due to loan size and liquidity. For example, high yield bonds are generally purchased by institutional investors, such as mutual funds and exchange traded funds (“ETFs”), who among other things, are focused on the liquidity characteristics of the bond being issued in order to fund investor redemptions and/or comply with regulatory requirements. Accordingly, the existence of an active secondary market for bonds is an important consideration in these entities’ initial investment decision. Syndicated loans arranged through a bank are done either on a “best efforts” basis or are underwritten with terms plus provisions that permit the underwriters to change certain terms, including pricing, structure, yield and tenor, otherwise known as “flex”, to successfully syndicate the loan, in the event the terms initially marketed are insufficiently attractive to investors. Furthermore, banks are generally reluctant to underwrite middle-market loans because the arrangement fees they may earn on the placement of the debt generally are not sufficient to meet the banks’ return hurdles. Loans provided by companies such as ours provide certainty to issuers in that we have a more stable capital base and have the ability to invest in illiquid assets, and we can commit to a given amount of debt on specific terms, at stated coupons and with agreed upon fees. As we are the ultimate holder of the loans, we do not require market “flex” or other arrangements that banks may require when acting on an agency basis. In addition, our Adviser has teams focused on both liquid credit and private credit and these teams are able to collaborate with respect to syndicated loans.
Secular Trends Supporting Growth for Private Credit. We believe that periods of market volatility, such as the current period of market volatility caused, in part, by uncertainty regarding inflation and interest rates, and current geopolitical conditions, have accentuated the advantages of private credit. The availability of capital in the liquid credit market is highly sensitive to market conditions whereas we believe private lending has proven to be a stable and reliable source of capital through periods of volatility. We believe the opportunity set for private credit will continue to expand even as the public loan markets remain open. Financial sponsors and companies today are familiar with direct lending and have seen firsthand the strong value proposition that a private solution can offer. Scale, certainty of execution and flexibility all provide borrowers with a compelling alternative to the syndicated and high yield markets. Based on our experience, there is an emerging trend where higher quality credits that have traditionally been issuers in the syndicated and high yield markets are increasingly seeking private solutions independent of credit market conditions. In our view, this is supported by financial sponsors wanting to work with collaborative financing partners that have scale and breadth of capabilities. We believe the large amount of uninvested capital held by funds of private equity firms broadly, estimated by Preqin Ltd., an alternative assets industry data and research company, to be $2.60 trillion as of December 31, 2024, will continue to drive deal activity. We expect that private equity sponsors will continue to pursue acquisitions and leverage their equity investments with secured loans provided by companies such as us.
Attractive Investment Dynamics. An imbalance between the supply of, and demand for, middle-market debt capital creates attractive pricing dynamics. We believe the directly negotiated nature of middle-market financings also generally provides more favorable terms to the lender, including stronger covenant and reporting packages, better call protection, and lender-protective change of control provisions. Additionally, we believe BDC managers’ expertise in credit selection and ability to manage through credit cycles has generally resulted in BDCs experiencing lower loss rates than U.S. commercial banks through credit cycles. Further, we believe that historical middle-market default rates have been lower, and recovery rates have been higher, as compared to the larger market capitalization, broadly distributed market, leading to lower cumulative losses.
Conservative Capital Structures. With more conservative capital structures, U.S. middle-market companies have exhibited higher levels of cash flows available to service their debt. In addition, U.S. middle-market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process and, when necessary, restructuring process.
Attractive Opportunities in Investments in Loans. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities. We believe that opportunities in senior secured loans are significant because of the floating rate structure of most senior secured debt issuances and because of the strong defensive characteristics of these types of investments. We believe that debt issues with floating interest rates offer a superior return profile as compared with fixed-rate investments, since floating rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment. Senior secured debt also provides strong defensive characteristics. Senior secured debt has priority in payment among an issuer’s security holders whereby holders are due to receive payment before junior creditors and equity holders. Further, these investments are secured by the issuer’s assets, which may provide protection in the event of a default.

Potential Competitive Strengths
We believe that the Adviser’s disciplined approach to origination, fundamental credit analysis, portfolio construction and risk management should allow us to achieve attractive risk-adjusted returns while preserving our capital. We believe that we represent an attractive investment opportunity for the following reasons:
Experienced Team with Expertise Across all Levels of the Corporate Capital Structure. The members of the Diversified Lending Investment Committee have an average of over 25 years of experience in private lending and investing at all levels of a company’s capital structure, particularly in high yield securities, leveraged loans, high yield credit derivatives and distressed securities, as well as experience in operations, corporate finance, mergers and acquisitions, and workout restructuring. The members of the Diversified Lending Investment Committee have diverse backgrounds with investing experience through multiple business and credit cycles. Moreover, certain members of the Diversified Lending Investment Committee and other executives and employees of the Adviser and its affiliates have operating and/or investing experience on behalf of business development companies. We believe this experience provides the Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of middle market companies and will afford it numerous tools to manage risk while preserving the opportunity for attractive risk-adjusted returns on our investments and offering a diverse product set to help meet borrowers’ needs.
Distinctive Origination Platform. To date, a substantial majority of our investments have been sourced directly. We believe that our origination platform provides us the ability to originate investments without the assistance of investment banks or other traditional Wall Street intermediaries.
The Investment Team includes more than 130 investment professionals and is responsible for originating, underwriting, executing and managing the assets of our direct lending transactions and for sourcing and executing opportunities directly. The Investment Team has significant experience as transaction originators and building and maintaining strong relationships with private equity sponsors and companies. In addition, we believe that as a result of the formation of Blue Owl, the investment team has enhanced sourcing capabilities because of their ability to utilize Blue Owl’s resources and its relationships with the financial sponsor community and service providers, which we believe may broaden our deal funnel and result in an increased pipeline of deal opportunities.
The Investment Team also maintains direct contact with banks, corporate advisory firms, industry consultants, attorneys, investment banks, “club” investors and other potential sources of lending opportunities. We believe the Adviser’s ability to source through multiple channels allows us to generate investment opportunities that have more attractive risk-adjusted return characteristics than by relying solely on origination flow from investment banks or other intermediaries and to be more selective investors.
Since its inception in April 2016 through June 30, 2025, the Adviser and its affiliates have reviewed over 10,800 opportunities and sourced potential investment opportunities from more than 820 private equity sponsors and venture capital firms. We believe that the Adviser receives “early looks” and “last looks” based on its and Blue Owl’s relationships, allowing it to be highly selective in the transactions it pursues.
Potential Long-Term Investment Horizon. We believe our potential long-term investment horizon gives us flexibility, allowing us to maximize returns on our investments. We invest using a long-term focus, which we believe provides us with the opportunity to increase total returns on invested capital, as compared to other private company investment vehicles or investment vehicles with daily liquidity requirements (e.g., open-ended mutual funds and ETFs).
Defensive, Income-Orientated Investment Philosophy. The Adviser employs a defensive investment approach focused on long- term credit performance. This investment approach involves a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to minimize potential losses and achieve attractive risk adjusted returns.
Active Portfolio Monitoring. The Adviser closely monitors the investments in our portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The Adviser receives and reviews detailed financial information from portfolio companies no less than quarterly and seeks to maintain regular dialogue with portfolio company management teams regarding current and forecasted performance. Although we may invest in “covenant-lite” loans, which generally do not have a complete set of financial maintenance covenants, we anticipate that many of our investments will have financial covenants that we believe will provide an early warning of potential problems facing our borrowers, allowing lenders, including us, to identify and carefully manage risk. Further, we anticipate that many of our equity investments will provide us the opportunity to nominate a member or observer to the board of directors of the portfolio company or otherwise include provisions protecting our rights as a minority-interest holder, which we believe will allow us to closely monitor the performance of these portfolio companies. In addition, the Adviser has built out its portfolio management team to include workout experts who closely monitor our portfolio companies and who, on at least a quarterly basis, assess each portfolio company’s operational and liquidity exposure and outlook to understand and mitigate risks; and, on at least a monthly basis, evaluates existing and newly identified situations where operating results are deviating from expectations. As part of its monitoring process, the Adviser focuses on projected liquidity needs and where warranted, re-underwriting credits and evaluating downside and liquidation scenarios.
Investment Selection
The Adviser has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines will be met, or will be equally important, in connection with each of our investments.
Established Companies with Positive Cash Flow. We seek to invest in companies with sound historical financial performance and a history of profitability which we believe tend to be well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share in all market conditions, including in the event of a recession. The Adviser primarily focuses on upper middle-market companies with a history of profitability on an operating cash flow basis, a high percentage of recurring revenue and with limited cyclicality in their end markets. The Adviser does not intend to invest in start-up companies that have not achieved sustainable profitability and cash flow generation or companies with speculative business plans.
Strong Competitive Position in Industry. The Adviser analyzes the strengths and weaknesses of target companies relative to their competitors. The factors the Adviser considers include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses, exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments or are in industries with significant barriers to entry. We seek companies that demonstrate advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors that, when compared to their competitors, may help to protect their market position and profitability.
Experienced Management Team. We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including management teams having significant equity interests to motivate management to act in concert with our interests as an investor.
Diversified Customer and Supplier Base. We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.
Exit Strategy. While certain debt investments may be repaid through operating cash flows of the borrower, we expect that the primary means by which we exit our debt investments will be through methods such as strategic acquisitions by other industry participants, an initial public offering of common stock, a recapitalization, a refinancing or another transaction in the capital markets.
Prior to making an equity investment in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.
In addition, in connection with our investing activities, we may make commitments with respect to an investment in a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may sell a portion of such amount, such that we are left with a smaller investment than what was reflected in our original commitment.
Financial Sponsorship. We seek to participate in transactions sponsored by what we believe to be high-quality private equity and venture capital firms. We believe that a financial sponsor’s willingness to invest significant sums of equity capital into a company is an explicit endorsement of the quality of their investment. Further, financial sponsors of portfolio companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.
Investments in Different Portfolio Companies and Industries. We seek to invest broadly among portfolio companies and industries, thereby potentially reducing the risk of any one company or industry having a disproportionate impact on the value of our portfolio; however, there can be no assurances in this regard. We seek to structure larger transactions and invest in recession-resistant industries that we are familiar with. We seek to invest not more than 20% of our portfolio in any single industry classification and target portfolio companies that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio).
Investment Process Overview
Origination and Sourcing. The Investment Team has an extensive network from which to source deal flow and referrals. Specifically, the Adviser sources portfolio investments from a variety of different investment sources, including among others, private equity sponsors, management teams, financial intermediaries and advisers, investment bankers, family offices, accounting firms and law firms. The Adviser focuses on sponsor-led leveraged buyouts, refinancings, recapitalizations and acquisitions and sponsors who value the ability to provide sizeable commitments; flexible and creative solutions; and certainty, speed and transparency. To a lesser extent, the Adviser may invest in broadly syndicated loans. The Adviser believes that its experience across different industries and transaction types makes the Adviser particularly qualified to source, analyze and execute investment opportunities with a focus on downside protection and a return of principal.
Due Diligence Process. The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more members of the Investment Team responsible for the transaction determines that an investment opportunity should be pursued, the Adviser will engage in an intensive due diligence process focused on fundamental credit analysis and downside protection. Though each transaction may involve a somewhat different approach, the Adviser’s diligence of each opportunity could include:
•understanding the purpose of the loan, the key personnel, the sources and uses of the proceeds;
•meeting the company’s management and key personnel, including top level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;
•checking management’s backgrounds and references;
•performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;
•contacting customers and vendors to assess both business prospects and standard practices;
•conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;
•assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;
•leveraging the Adviser’s internal resources and network with institutional knowledge of the company’s business;
•assessing business valuation and corresponding recovery analysis;
•developing downside financial projections and liquidation analysis;
•reviewing responsible investing and environmental, social and governance (“ESG”) considerations including consulting the Sustainability Accounting Standards Board’s Engagement Guide for ESG considerations; and
•investigating legal and regulatory risks and financial and accounting systems and practices.
Selective Investment Process. After an investment has been identified and preliminary diligence has been completed, a Diversified Lending Investment Committee memorandum is prepared. This prospectus is reviewed by the members of the Investment Team in charge of the potential investment and generally includes information on downside protection, asset coverage and collateral. If these members of the Investment Team are in favor of the potential investment, then a more extensive due diligence process, which may include significant analysis and focus on strategy and potential to recover par in default scenarios, is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.
Structuring and Execution. Approval of an investment requires the approval of a majority of the Diversified Lending Investment Committee. Once the Diversified Lending Investment Committee has determined that a prospective portfolio company is suitable for investment, the Adviser works with the management team of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment. With respect to an investment in broadly syndicated loans, a majority of the Diversified Lending Investment Committee may approve parameters or guidelines pursuant to which the investment may be made.
Inclusion of Covenants. Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Portfolio Monitoring. The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action with respect to our investment in each portfolio company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:
•assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•comparisons to other companies in the portfolio company’s industry;
•attendance at, and participation in, board meetings; and
•review of periodic financial statements and financial projections for portfolio companies.
An investment will be placed on the Adviser’s credit watch list when select events occur and will only be removed from the watch list with oversight of the Diversified Lending Investment Committee and/or other agents of Blue Owl’s Credit platform. Once an investment is on the credit watch list, the Adviser works with the borrower prior to payment default to resolve financial stress through amendments, waivers or other alternatives. If a borrower defaults on its payment obligations, the Adviser’s focus shifts to capital recovery. If an investment needs to be restructured, the Adviser’s workout team partners with the investment team and all material amendments, waivers and restructurings require the approval of a majority of the Diversified Lending Investment Committee.
Structure of Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.
We expect that generally our portfolio composition will be majority debt or income producing securities, which may include “covenant-lite” loans, with a lesser allocation to equity or equity-linked opportunities. In addition, we may invest a portion of our portfolio in opportunistic investments, which will not be our primary focus, but will be intended to enhance returns to our shareholders and from time to time, we may evaluate and enter into strategic portfolio transactions which may result in additional portfolio companies which we are considered to control. These investments may include high-yield bonds and broadly-syndicated loans, which are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described herein, and equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our portfolio composition may fluctuate from time to time based on market conditions and interest rates.
Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. See “Investment Process Overview – Inclusion of Covenants.”
Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction. The Adviser negotiates the structure of each investment to protect our rights and manage our risk. We generally invest in the following types of debt:
•First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand alone first-lien loans, “unitranche” loans (including “last out” portions of such loans), and secured corporate bonds with similar features to these categories of first-lien loans. As of June 30, 2025, 38.4% of our first lien debt was comprised of unitranche loans.
•Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.
•Unitranche loans. Unitranche loans (including the “last out” portions of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are typically set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.
•Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.
•Mezzanine debt (unsecured debt investments). Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind, and may provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.
•Broadly syndicated loans. Broadly syndicated loans (whose features are similar to those described under “First-lien debt” and “Second-lien debt” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs, and enterprise values larger than the middle-market characteristics described above. The proceeds of broadly syndicated loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the broadly syndicated loan. The broadly syndicated loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants.
Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. The Adviser seeks to limit the downside potential of our investments by:
•requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;
•negotiating covenants in connection with our investments consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial maintenance covenants), lien protection, limitations on debt incurrence, restrictions on asset sales, downside and liquidation cases, restrictions on dividends and other payments, cash flow sweeps, collateral protection, required debt amortization, change of control provisions and board rights, including either observation rights or rights to a seat on the board under some circumstances; and
•including debt amortization requirements, where appropriate, to require the timely repayment of principal of the loan, as well as appropriate maturity dates.
Within our portfolio, the Adviser aims to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, to allow us to achieve our target returns while maintaining our targeted amount of credit risk.
Equity Investments. Our investment in a portfolio company could be or may include an equity interest, such as common stock or preferred stock, or equity linked interest, such as a warrant or profit participation right. We may make direct and indirect equity investments with or without a concurrent investment in a more senior part of the capital structure of the issuer. Our equity investments are typically not control-oriented investments and we may structure such equity investments to include provisions protecting our rights as a minority-interest holder.
Specialty Financing Portfolio Companies. We may make equity investments in portfolio companies that make senior secured loans or invest in broadly syndicated loans or structured products, such as life settlements and royalty interests. Our specialty financing companies include the following:
•Amergin, which consists of AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. Amergin was created to invest in a leasing platform focused on railcar, aviation and other long-lived transportation assets. Amergin acquires existing on-lease portfolios of new and end-of-life railcars and related equipment and selectively purchases off-lease assets and is building a commercial aircraft portfolio through aircraft financing and engine acquisition on a sale and lease back basis.
•Fifth Season Investment LLC (“Fifth Season”), a portfolio company created to invest in life insurance based assets, including secondary and tertiary life settlement and other life insurance exposures using detailed analytics, internal life expectancy review and sophisticated portfolio management techniques.
•LSI Financing 1 DAC (“LSI Financing DAC”), a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements in the life sciences space.
•LSI Financing LLC (“LSI Financing LLC”), a separately managed portfolio company formed to indirectly own royalty purchase agreements and loans in the life sciences space.
Joint Ventures
•OCIC SLF LLC (“OCIC SLF”). We may make equity investments in OCIC SLF, a Delaware limited liability company, which is a joint venture between us and State Teachers Retirement System of Ohio. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations.
•Blue Owl Credit SLF LLC (“Credit SLF”). We may make equity investments in Credit SLF, a Delaware limited liability company, which is a joint venture between us, OBDC, OBDC II, OTF, OTIC, and State Teachers Retirement System of Ohio. Credit SLF’s principal purpose is to make investments in senior secured loans to middle-market companies, broadly syndicated loans and senior and subordinated notes issued by collateralized loan obligations.
•Blue Owl Leasing LLC (“Blue Owl Leasing”). We may make equity investments in Blue Owl Leasing, a Delaware limited liability company, which is a joint venture between us, OBDC, OBDC II, OTF, OTIC, two Blue Owl managed alternative credit funds, (Blue Owl Alternative Credit Fund and Blue Owl Asset Leasing Fund) and California State Teachers Retirement System. Blue Owl Leasing’s principal purpose is to make investments in financing leases.

Investments
Our investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. Our investment strategy focuses primarily on originating and making loans to, and making debt and equity investments in, U.S. middle-market companies and is intended to generate favorable returns across credit cycles with an emphasis on preserving capital. We invest in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities, including common and preferred stock, securities convertible into common stock, and warrants. We define “middle-market companies” to generally mean companies with earnings before interest expense, income tax expense, depreciation and amortization, or “EBITDA,” between $10 million and $250 million annually and/or annual revenue of $50 million to $2.50 billion at the time of investment. We may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. Consistent with our goal of capital preservation, we generally intend to invest in companies with loan-to-value ratios (e.g., the amount of outstanding debt as a percentage of the value of the company) of 50% or lower. Our target credit investments will typically have maturities between three and ten years. We seek to invest not more than 20% of our portfolio in any single industry classification and target portfolio companies that comprise 1-2% of our portfolio (with no individual portfolio company generally expected to comprise greater than 5% of our portfolio). To a lesser extent, we may make investments in syndicated loan opportunities for cash management purposes.
Managerial Assistance
BDCs generally must offer to make significant managerial assistance available to the issuer of its investments, except in circumstances where either the BDC controls such issuer or (ii) the BDC purchases such investments in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Competition
Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Many of these competitors have similar investment objectives to us, which may create competitive disadvantages for us with respect to our investment opportunities, which may create additional competition for investment opportunities. Some competitors may have a lower cost of capital and access to funding sources that are not available to us, which may create competitive disadvantages for us with respect to our investment opportunities. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC tax treatment. Lastly, institutional and individual investors are allocating increasing amounts of capital to alternative investment strategies. Several large institutional investors have announced a desire to consolidate their investments in a more limited number of managers.
Administration
We do not have any direct employees, and our day-to-day investment operations will be managed by the Adviser. We have a chief executive officer, chief financial officer, chief compliance officer, and corporate secretary and, to the extent necessary, our Board may elect to appoint additional officers going forward. All of our executive officers are also officers of the Adviser. See “Management and Other Agreements.”

Properties
We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 399 Park Avenue, New York, NY 10022, and are provided by the Adviser pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.
Legal Proceedings
We and the Adviser are not currently subject to any material pending legal proceedings threatened against us. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.
Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

PORTFOLIO COMPANIES
The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of June 30, 2025. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(13) 1100 Highland Drive, Boca Raton, Florida, 33487, Highland Beach, FL, 33487	Asset based lending and fund finance	First lien senior secured loan	N/A		12.00%	07/2030	—%	54,916	$54,916	$54,916	0.3%
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(14) 1100 Highland Drive, Boca Raton, Florida, 33487, Highland Beach, FL, 33487	Asset based lending and fund finance	LLC Interest	N/A			N/A	40.0%	26,517	26,557	35,768	0.2%
AAM Series 2.1 Aviation Feeder, LLC(13) 1100 Highland Drive, Boca Raton, Florida, 33487, Highland Beach, FL, 33487	Asset based lending and fund finance	First lien senior secured loan	N/A		12.00%	11/2030	—%	58,374	58,374	58,374	0.3%
AAM Series 2.1 Aviation Feeder, LLC(14) 1100 Highland Drive, Boca Raton, Florida, 33487, Highland Beach, FL, 33487	Asset based lending and fund finance	LLC Interest	N/A			N/A	40.0%	23,469	23,509	40,519	0.2%
ABB/Con-cise Optical Group LLC(3) 12301 Northwest 39th Street, Coral Springs, FL, 33065	Distribution	First lien senior secured loan	S+	7.50%		02/2028	—%	33,306	33,045	32,807	0.2%
Accelerate Topco Holdings, LLC 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	Common Units	N/A			N/A	0.1%	91,806	2,535	4,379	—%
Access CIG, LLC(4) 4 First Avenue, Peabody, MA, 01960	Business services	First lien senior secured loan	S+	4.25%		08/2028	—%	78,600	78,600	78,883	0.5%
Accommodations Plus Technologies LLC(3) 265 Broadhollow Road, Melville, NY, 11747	Business services	First lien senior secured loan	S+	4.50%		05/2032	—%	8,125	8,045	8,044	—%
ACR Group Borrower, LLC(3) 5757 Ravenswood Road, Fort Lauderdale, FL, 33312	Manufacturing	First lien senior secured loan	S+	4.75%		03/2028	—%	1,886	1,872	1,886	—%
ACR Group Borrower, LLC(3) 5757 Ravenswood Road, Fort Lauderdale, FL, 33312	Manufacturing	First lien senior secured loan	S+	4.25%		03/2028	—%	3,960	3,934	3,960	—%
ACR Group Borrower, LLC(3) 5757 Ravenswood Road, Fort Lauderdale, FL, 33312	Manufacturing	First lien senior secured loan	S+	5.75%		03/2028	—%	851	844	851	—%
Acrisure, LLC(13) 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503	Insurance	Unsecured notes	N/A	8.50%		06/2029	—%	18,375	18,375	19,156	0.1%
Acrisure, LLC(2) 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503	Insurance	First lien senior secured loan	S+	3.00%		11/2030	—%	58,890	58,890	58,678	0.3%
Acrisure, LLC(2) 100 Ottawa Avenue Southwest, Grand Rapids, MI, 49503	Insurance	First lien senior secured loan	S+	3.25%		11/2032	—%	9,654	9,630	9,643	0.1%
Activate Holdings (US) Corp. (dba Absolute Software)(3) 1400-1055 Dunsmuir Street, Vancouver	Internet software and services	First lien senior secured loan	S+	5.50%		07/2030	—%	5,682	5,662	5,682	—%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(2) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089	Chemicals	First lien senior secured loan	S+	4.00%		11/2027	—%	18,966	18,785	17,733	0.1%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(2) 1500 East Lake Cook Road, Buffalo Grove, IL, 60089	Chemicals	Second lien senior secured loan	S+	7.75%		11/2028	—%	40,137	40,129	37,528	0.2%
Aerosmith Bidco 1 Limited (dba Audiotonix)(4) Number 5 The Distillery, Silverglade Business Park, United Kingdom	Leisure and entertainment	First lien senior secured loan	S+	5.25%		07/2031	—%	341,349	337,400	341,349	2.0%
AI Aqua Merger Sub, Inc. (dba Culligan)(2) 9399 West Higgins Road, Rosemont, IL, 60018	Distribution	First lien senior secured loan	S+	3.00%		07/2028	—%	56,125	56,079	56,007	0.3%
AI Titan Parent, Inc. (dba Prometheus Group)(2) 4601 Six Forks Road, Raleigh, NC, 27609	Internet software and services	First lien senior secured loan	S+	4.50%		08/2031	—%	33,962	33,654	33,623	0.2%
Alera Group, Inc.(2) 3 Parkway North, Deerfield, IL, 60015	Insurance	First lien senior secured loan	S+	3.25%		05/2032	—%	75,000	74,628	75,210	0.4%
Alera Group, Inc.(2) 3 Parkway North, Deerfield, IL, 60015	Insurance	Second lien senior secured loan	S+	5.50%		05/2033	—%	125,000	124,379	127,288	0.7%
Allied Benefit Systems Intermediate LLC(2) 200 West Adams Street, Chicago, IL, 60606	Healthcare providers and services	First lien senior secured loan	S+	5.25%		10/2030	—%	17,531	17,316	17,531	0.1%
Allied Benefit Systems Intermediate LLC(3) 200 West Adams Street, Chicago, IL, 60606	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	5.25%		10/2030	—%	3,215	3,176	3,215	—%
AlphaSense, Inc.(3) 24 Union Square East, New York, NY, 10003	Internet software and services	First lien senior secured loan	S+	6.25%		06/2029	—%	3,533	3,504	3,507	—%
AlphaSense, LLC 24 Union Square East, New York, NY, 10003	Internet software and services	Series E Preferred Shares	N/A			N/A	—%	16,929	765	827	—%
Amergin Asset Management, LLC 1100 Highland Drive, Boca Raton, Florida, 33487, Highland Beach, FL, 33487	Asset based lending and fund finance	Class A Units	N/A			N/A	5.0%	50,000,000	1	2,165	—%
AmeriLife Holdings LLC(3)(14) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured delayed draw term loan	S+	4.84%		08/2029	—%	27,219	27,094	27,070	0.2%
AmeriLife Holdings LLC(3)(14) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured revolving loan	S+	4.75%		08/2028	—%	2,783	2,534	2,616	—%
AmeriLife Holdings LLC(4) 2650 McCormick Drive, Clearwater, FL, 33759	Insurance	First lien senior secured loan	S+	4.75%		08/2029	—%	287,610	284,584	286,172	1.6%
AmSpec Parent, LLC(2) 1249 South River Road, Cranbury, NJ, 08512	Professional services	First lien senior secured loan	S+	3.50%		12/2031	—%	34,667	34,667	34,753	0.2%
Anaplan, Inc.(3) 1450 Brickell Avenue, Miami, FL, 33131	Internet software and services	First lien senior secured loan	S+	4.50%		06/2029	—%	230,240	230,240	230,240	1.3%
Anchor Packaging, LLC(2) 13515 Barrett Parkway Drive, Saint Louis, MO, 63021	Containers and packaging	First lien senior secured loan	S+	3.25%		07/2029	—%	47,505	47,505	47,733	0.3%
Anesthesia Consulting & Management, LP(2)(14) 6225 State Highway 161, Irving, TX, 75038	Healthcare providers and services	First lien senior secured loan	S+	5.50%		12/2027	—%	38,164	37,900	37,882	0.2%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Apex Group Treasury LLC(2) Vallis Building, 58 Par-la-Ville Road; Hamilton; HM 11; Bermuda 4th Floor, Hamilton	Professional services	First lien senior secured loan	S+	3.50%		02/2032	—%	132,942	132,597	132,357	0.8%
Appfire Technologies, LLC(3) 1500 District Avenue, Burlington, MA, 01803	Internet software and services	First lien senior secured loan	S+	5.00%		03/2028	—%	13,919	13,859	13,919	0.1%
Aptean Acquiror, Inc. (dba Aptean)(3)(14) 4325 Alexander Drive, Alpharetta, GA, 30022	Internet software and services	First lien senior secured loan	S+	4.75%		01/2031	—%	120,646	119,601	120,646	0.7%
AQ Carver Buyer, Inc. (dba CoAdvantage)(3) 101 Riverfront Boulevard, Bradenton, FL, 34205	Human resource support services	First lien senior secured loan	S+	5.50%		08/2029	—%	22,106	21,762	21,755	0.1%
Aramsco, Inc.(3) 1480 Grandview Avenue, Paulsboro, NJ, 08066	Distribution	First lien senior secured loan	S+	4.75%		10/2030	—%	49,842	49,084	40,123	0.2%
Arctic Holdco, LLC (dba Novvia Group)(3)(14) 1311 S 39th St, St. Louis, MO 63110, Saint Louis, MO, 63110	Containers and packaging	First lien senior secured loan	S+	5.25%		01/2032	—%	166,434	165,694	165,602	0.9%
Arctic Holdco, LLC (dba Novvia Group)(3)(14) 1311 S 39th St, St. Louis, MO 63110, Saint Louis, MO, 63110	Containers and packaging	First lien senior secured revolving loan	S+	5.25%		01/2031	—%	4,261	4,206	4,202	—%
Ardonagh Midco 3 PLC(3) 2 Minster Court, London	Insurance	First lien senior secured loan	S+	2.75%		02/2031	—%	57,356	57,295	56,857	0.3%
Armstrong Bidco Limited(11) Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom, Loughborough	Internet software and services	First lien senior secured GBP term loan	SA+	5.00%		06/2029	—%	£40,433	48,964	55,131	0.3%
Artifact Bidco, Inc. (dba Avetta)(3) 3300 North Triumph Boulevard, Lehi, UT, 84043	Internet software and services	First lien senior secured loan	S+	4.25%		07/2031	—%	15,498	15,429	15,498	0.1%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(3) 1111 Busch Parkway, Buffalo Grove, IL, 60089	Containers and packaging	First lien senior secured loan	S+	5.75%		09/2028	—%	82,197	81,541	82,197	0.5%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(3) 1111 Busch Parkway, Buffalo Grove, IL, 60089	Containers and packaging	First lien senior secured loan	S+	6.00%		09/2028	—%	8,775	8,662	8,775	0.1%
Ascensus Holdings, Inc.(2) 200 Dryden Road, Dresher, PA, 19025	Financial services	First lien senior secured loan	S+	3.00%		08/2028	—%	21,759	21,759	21,780	0.1%
ASP Conair Holdings LP 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Class A Units	N/A			N/A	0.1%	9,286	929	697	—%
Associations Finance, Inc.(13) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	Unsecured notes	N/A		14.25%	05/2030	—%	176,538	175,522	176,538	1.0%
Associations, Inc.(3)(14) 5401 North Central Expressway, Dallas, TX, 75205	Buildings and real estate	First lien senior secured loan	S+	6.50%		07/2028	—%	438,452	438,069	438,452	2.5%
AssuredPartners, Inc.(2) 450 South Orange Avenue, Orlando, FL, 32801	Insurance	First lien senior secured loan	S+	3.50%		02/2031	—%	59,551	59,461	59,688	0.3%
Asurion, LLC(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	First lien senior secured loan	S+	3.25%		07/2027	—%	9,974	9,961	9,959	0.1%
Asurion, LLC(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	First lien senior secured loan	S+	4.25%		09/2030	—%	10,770	10,413	10,453	0.1%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Asurion, LLC(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	Second lien senior secured loan	S+	5.25%		01/2029	—%	104,017	100,227	96,299	0.6%
Asurion, LLC(2) 140 11th Avenue North, Nashville, TN, 37203	Insurance	Second lien senior secured loan	S+	5.25%		01/2028	—%	42,700	40,832	40,727	0.2%
Athenahealth Group Inc.(2) Boston Landing, Boston, MA, 02135	Healthcare technology	First lien senior secured loan	S+	2.75%		02/2029	—%	25,994	25,994	25,953	0.2%
Atlas US Finco, Inc. (dba Nearmap)(3) Level 4, Tower One, 100 Barangaroo Avenue, Australia	Insurance	First lien senior secured loan	S+	5.00%		12/2029	—%	73,470	73,108	73,102	0.4%
Aurelia Netherlands B.V.(8) Grensen 5, Oslo, 0159, Norway	Business services	First lien senior secured EUR term loan	E+	4.75%		05/2031	—%	€55,027	62,192	64,593	0.4%
Avalara, Inc.(3) 512 South Mangum Street, Durham, NC, 27701	Internet software and services	First lien senior secured loan	S+	3.25%		03/2032	—%	66,250	65,882	66,489	0.4%
AWP Group Holdings, Inc.(2)(14) 4244 Mount Pleasant Street NorthWest, North Canton, OH, 44720	Infrastructure and environmental services	First lien senior secured loan	S+	4.75%		12/2030	—%	43,979	43,980	43,503	0.2%
Azalea TopCo, Inc. (dba Press Ganey)(2) 1173 Ignition Drive, South Bend, IN, 46601	Healthcare equipment and services	First lien senior secured loan	S+	3.25%		04/2031	—%	57,019	56,980	57,093	0.3%
Azuria Water Solutions, Inc. (f/k/a Aegion Corporation)(2) 580 Goddard Avenue, Saint Louis, MO, 63005	Infrastructure and environmental services	First lien senior secured loan	S+	3.00%		05/2028	—%	36,664	36,664	36,741	0.2%
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(2) 3347 Michelson Drive, Irvine, CA, 92612	Internet software and services	First lien senior secured loan	S+	6.00%		03/2031	—%	17,955	17,726	17,955	0.1%
Baker Tilly Advisory Group, LP(2) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured loan	S+	4.75%		06/2031	—%	113,430	111,926	113,430	0.6%
Baker Tilly Advisory Group, LP(2) 205 North Michigan Avenue, Chicago, IL, 60601	Financial services	First lien senior secured loan	S+	4.50%		06/2031	—%	157,600	156,820	156,812	0.9%
Balrog Acquisition, Inc. (dba Bakemark)(2) 7351 Crider Avenue, Pico Rivera, CA, 90660	Food and beverage	First lien senior secured loan	S+	4.00%		09/2028	—%	13,510	13,437	13,148	0.1%
Balrog Acquisition, Inc. (dba Bakemark)(2) 7351 Crider Avenue, Pico Rivera, CA, 90660	Food and beverage	Second lien senior secured loan	S+	7.00%		09/2029	—%	6,000	5,969	5,880	—%
Bamboo US BidCo LLC(3)(14) 1 Baxter Parkway, Deerfield, IL, 60015	Healthcare equipment and services	First lien senior secured loan	S+	5.25%		09/2030	—%	114,845	114,634	114,845	0.7%
Bamboo US BidCo LLC(8) 1 Baxter Parkway, Deerfield, IL, 60015	Healthcare equipment and services	First lien senior secured EUR term loan	E+	5.25%		09/2030	—%	€61,293	64,483	71,949	0.4%
Barracuda Parent, LLC(3) 3175 Winchester Boulevard, Campbell, CA, 95008	Internet software and services	First lien senior secured loan	S+	4.50%		08/2029	—%	14,082	13,803	11,650	0.1%
Barracuda Parent, LLC(3) 3175 Winchester Boulevard, Campbell, CA, 95008	Internet software and services	Second lien senior secured loan	S+	7.00%		08/2030	—%	93,250	91,176	69,005	0.4%
Barracuda Parent, LLC(3) 3175 Winchester Boulevard, Campbell, CA, 95008	Internet software and services	First lien senior secured loan	S+	6.50%		08/2029	—%	34,116	33,192	30,875	0.2%
Baypine Commander Co-Invest, LP 310 East 4500 South, Salt Lake City, UT, 84107	Healthcare providers and services	LP Interest	N/A			N/A	—%	6,753	6,753	6,753	—%
Bayshore Intermediate #2, L.P. (dba Boomi)(2) 1 West Elm Street, Conshohocken, PA, 19428	Internet software and services	First lien senior secured loan	S+	2.88%	3.38%	10/2028	—%	216,379	216,347	216,379	1.2%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Bayshore Intermediate #2, L.P. (dba Boomi)(3)(14) 1 West Elm Street, Conshohocken, PA, 19428	Internet software and services	First lien senior secured revolving loan	S+	5.75%		10/2027	—%	2,200	2,142	2,200	—%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(2) 255 Route 1 and 9, Jersey City, NJ, 07306	Distribution	First lien senior secured loan	S+	3.25%		12/2030	—%	92,937	92,931	92,315	0.5%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(2) 255 Route 1 and 9, Jersey City, NJ, 07306	Distribution	Second lien senior secured loan	S+	5.25%		12/2031	—%	285,000	282,919	282,863	1.6%
BCPE Osprey Buyer, Inc. (dba PartsSource)(2)(14) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured delayed draw term loan	S+	5.75%		08/2028	—%	22,742	22,296	22,515	0.1%
BCPE Osprey Buyer, Inc. (dba PartsSource)(2)(14) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured revolving loan	S+	5.75%		08/2026	—%	2,328	2,311	2,281	—%
BCPE Osprey Buyer, Inc. (dba PartsSource)(3) 777 Lena Drive, Aurora, OH, 44202	Healthcare technology	First lien senior secured loan	S+	5.75%		08/2028	—%	52,409	51,969	51,885	0.3%
BCPE Pequod Buyer, Inc. (dba Envestnet)(2) 1000 Chesterbrook Boulevard, Berwyn, PA, 19312	Financial services	First lien senior secured loan	S+	3.25%		11/2031	—%	113,053	110,919	113,166	0.6%
BCTO BSI Buyer, Inc. (dba Buildertrend)(3) 11818 I Street, Omaha, NE, 68137	Internet software and services	First lien senior secured loan	S+	6.50%		12/2026	—%	1,196	1,192	1,196	—%
BCTO WIW Holdings, Inc. (dba When I Work) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	Class A Common Stock	N/A			N/A	1.8%	57,000	5,700	3,072	—%
Beach Acquisition Bidco, LLC (dba Skechers)(2) 228 Manhattan Beach Boulevard, Manhattan Beach, CA, 90266	Consumer products	First lien senior secured loan	S+	3.25%		07/2032	—%	35,000	34,913	34,913	0.2%
Beacon Roofing Supply, Inc. (dba QXO)(3) 505 Huntmar Park Drive, Herndon, VA, 20170	Buildings and real estate	First lien senior secured loan	S+	3.00%		04/2032	—%	13,222	13,092	13,302	0.1%
BEHP Co-Investor II, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Healthcare technology	LP Interest	N/A			N/A	—%	1,269,969	822	1,670	—%
Belmont Buyer, Inc. (dba Valenz)(3)(14) Five Radnor Corporate Center 100 Matsonford Road, Wayne, PA, 19087	Healthcare providers and services	First lien senior secured loan	S+	6.50%		06/2029	—%	71,819	70,711	71,819	0.4%
Belmont Buyer, Inc. (dba Valenz)(4) Five Radnor Corporate Center 100 Matsonford Road, Wayne, PA, 19087	Healthcare providers and services	First lien senior secured loan	S+	5.25%		06/2029	—%	42,835	42,564	42,514	0.2%
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(2) 307 Waverley Oaks Road, Waltham, MA, 02452	Consumer products	First lien senior secured loan	S+	3.25%		04/2031	—%	15,713	15,713	15,734	0.1%
Berlin Packaging(2) 525 West Monroe Street, Chicago, IL, 60661	Containers and packaging	First lien senior secured loan	S+	3.50%		06/2031	—%	84,438	84,438	84,716	0.5%
Bird Holding B.V. (fka MessageBird Holding B.V.) Postbus 14674, Amsterdam	Internet software and services	Extended Series C Warrants	N/A			N/A	—%	7,980	49	12	—%
Blackhawk Network Holdings, Inc.(2) 6220 Stoneridge Mall Road, Pleasanton, CA, 94588	Financial services	First lien senior secured loan	S+	4.00%		03/2029	—%	122,759	122,759	123,336	0.7%
Blast Bidco Inc. (dba Bazooka Candy Brands)(3) 200 Vesey Street, New York, NY, 10281	Food and beverage	First lien senior secured loan	S+	6.00%		10/2030	—%	35,373	34,651	35,373	0.2%
Blue Owl Credit SLF LLC 399 Park Avenue, 37th Floor, New York, NY 10022	Joint venture	LLC Interest	N/A			N/A	5.2%	25,900	25,920	25,733	0.2%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units		Amortized Cost	Fair Value	% of Net Assets

Boxer Parent Company Inc. (f/k/a BMC)(3) 2103 CityWest Boulevard, Houston, TX, 77042	Business services	First lien senior secured loan	S+	3.00%		07/2031	—%	73,067		72,824	72,563	0.4%
Bracket Intermediate Holding Corp.(3) 785 Arbor Way, Blue Bell, PA, 19422	Healthcare technology	First lien senior secured loan	S+	4.25%		05/2028	—%	49,005		49,005	49,117	0.3%
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(3)(14) 7055 Lindell Rd. Las Vegas, Nevada, 89118	Distribution	First lien senior secured loan	S+	5.00%		10/2029	—%	176,090		174,653	176,090	1.0%
Brightway Holdings, LLC(2)(14) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	First lien senior secured revolving loan	S+	5.75%		12/2027	—%	1,011		1,001	1,011	—%
Brightway Holdings, LLC(3) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	First lien senior secured loan	S+	5.75%		12/2027	—%	20,437		20,309	20,437	0.1%
Broadstreet Partners, Inc.(2) 580 North Fourth Street, Columbus, OH, 43215	Insurance	First lien senior secured loan	S+	3.00%		06/2031	—%	13,532		13,532	13,546	0.1%
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi) 1 West Elm Street, Conshohocken, PA, 19428	Internet software and services	Common Units	N/A			N/A	0.1%	1,729,439		1,729	2,805	—%
BTRS Holdings Inc. (dba Billtrust)(3)(14) 11D South Gold Drive, Hamilton, NJ, 08691	Financial services	First lien senior secured loan	S+	5.50%		12/2028	—%	31,936		31,651	31,851	0.2%
Cambrex Corporation(2) One Meadowlands Plaza, East Rutherford, NJ, 07073	Healthcare equipment and services	First lien senior secured loan	S+	4.75%		03/2032	—%	223,073		220,917	222,515	1.3%
Canadian Hospital Specialties Limited(6) 2810 Coventry Road Oakville, Ontario L6H 6R1	Healthcare equipment and services	First lien senior secured loan	C+	4.50%		04/2028	—%	C$	4,808	3,810	3,454	—%
Canadian Hospital Specialties Limited(6)(14) 2810 Coventry Road Oakville, Ontario L6H 6R1	Healthcare equipment and services	First lien senior secured revolving loan	C+	4.50%		04/2027	—%	C$	366	290	259	—%
Capstone Acquisition Holdings, Inc.(2) 30 Technology Parkway South, Peachtree Corners, GA, 30092	Business services	First lien senior secured loan	S+	4.50%		11/2029	—%	84,928		84,393	84,503	0.5%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(3)(14) 3025 Windward Plaza, Alpharetta, GA, 30005	Internet software and services	First lien senior secured loan	S+	5.50%		08/2027	—%	10,168		10,066	9,900	0.1%
CCI BUYER, INC. (dba Consumer Cellular)(3) 9363 East Bahia Drive, Scottsdale, AZ, 85260	Telecommunications	First lien senior secured loan	S+	5.00%		05/2032	—%	497,022		492,121	492,052	2.8%
CCM Midco, LLC (f/k/a Cresset Capital Management, LLC)(2)(14) 444 West Lake Street, Chicago, IL, 60606	Financial services	First lien senior secured loan	S+	5.00%		06/2030	—%	25,142		24,916	25,142	0.2%
CD&R Value Building Partners I, L.P. (dba Belron) Milton Park, Stroude Road, Egham TW20 9EL, United Kingdom	Automotive services	LP Interest	N/A			N/A	0.2%	37,081		35,998	44,424	0.3%
Certinia Inc.(3) 301 Congress Avenue, Austin, TX, 78701	Professional services	First lien senior secured loan	S+	5.25%		08/2030	—%	44,118		43,559	44,118	0.3%
CFC USA 2025 LLC (dba CFC Insurance)(2) 85 Gracechurch Street, London	Insurance	First lien senior secured loan	S+	3.75%		07/2032	—%	80,000		79,200	79,200	0.5%
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)(3)(14) 3 Winners Circle, Albany	Infrastructure and environmental services	First lien senior secured loan	S+	5.00%		01/2031	—%	54,106		53,588	54,106	0.3%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Chariot Buyer LLC (dba Chamberlain Group)(2) 300 Windsor Drive, Oak Brook, IL, 60523	Manufacturing	First lien senior secured loan	S+	3.25%		11/2028	—%	28,766	28,790	28,795	0.2%
Charter NEX US, Inc.(2) 300 North LaSalle Drive, Chicago, IL, 60654	Containers and packaging	First lien senior secured loan	S+	2.75%		11/2030	—%	25,559	25,559	25,639	0.2%
Chrome Investors LP(13)(14) 5301 Southwest Parkway, Austin, TX, 78735	Internet software and services	LP Interest	N/A			N/A	—%	7,339	7,341	7,339	—%
Cirque du Soleil Canada, Inc.(3) 8400, avenue du Cirque, Canada	Leisure and entertainment	First lien senior secured loan	S+	3.75%		03/2030	—%	33,381	33,346	32,407	0.2%
Citrin Cooperman Advisors LLC(3) 50 Rockefeller Plaza, New York, NY, 10020	Financial services	First lien senior secured loan	S+	3.00%		04/2032	—%	16,439	16,359	16,411	0.1%
CivicPlus, LLC(3) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	First lien senior secured loan	S+	5.50%		08/2030	—%	39,078	38,886	38,980	0.2%
Cloud Software Group, Inc.(2) 2623 Camino Ramon, San Ramon, CA, 94583	Internet software and services	First lien senior secured loan	S+	3.50%		03/2029	—%	55,018	55,018	55,057	0.3%
Cloud Software Group, Inc.(3) 2623 Camino Ramon, San Ramon, CA, 94583	Internet software and services	First lien senior secured loan	S+	3.75%		03/2031	—%	79,612	79,612	79,731	0.5%
Clover Holdings 2, LLC (dba Cohesity)(3) 300 Park Avenue, San Jose, CA, 95110	Internet software and services	First lien senior secured loan	S+	4.00%		12/2031	—%	76,196	75,409	76,219	0.4%
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(2)(14) 3436 Toringdon Way, Charlotte, NC, 28277	Containers and packaging	First lien senior secured loan	S+	3.25%		03/2032	—%	113,083	112,220	112,586	0.6%
CMG HoldCo, LLC (dba Crete United)(4)(14) 3600 South Boulevard, Charlotte, NC, 28209	Business services	First lien senior secured loan	S+	4.75%		05/2028	—%	59,116	58,428	58,401	0.3%
Cohnreznick Advisory LLC(3) 1301 Avenue of the Americas, New York, NY, 10019	Financial services	First lien senior secured loan	S+	4.00%		03/2032	—%	40,195	40,017	39,995	0.2%
Color Intermediate, LLC (dba ClaimsXten)(2) 3803 West Chester Pike, Newtown Square, PA, 19073	Healthcare technology	First lien senior secured loan	S+	4.75%		10/2029	—%	9,028	9,028	9,005	0.1%
Commander Buyer, Inc. (dba CenExel)(3) 310 East 4500 South, Salt Lake City, UT, 84107	Healthcare providers and services	First lien senior secured loan	S+	4.75%		06/2032	—%	123,800	123,126	123,124	0.7%
Computer Services, Inc. (dba CSI)(3) 3901 Technology Drive, Paducah, KY, 42001	Financial services	First lien senior secured loan	S+	5.25%		11/2029	—%	52,250	51,718	52,250	0.3%
Computer Services, Inc. (dba CSI)(3) 3901 Technology Drive, Paducah, KY, 42001	Financial services	First lien senior secured loan	S+	4.75%		11/2029	—%	18,371	18,287	18,371	0.1%
Conair Holdings LLC(2) 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	First lien senior secured loan	S+	3.75%		05/2028	—%	44,685	44,399	32,473	0.2%
Conair Holdings LLC(2) 1 Cummings Point Road, Stamford, CT, 06902	Consumer products	Second lien senior secured loan	S+	7.50%		05/2029	—%	22,591	22,377	16,887	0.1%
Confluent Health, LLC(2) 1650 Lyndon Farm Court, Louisville, KY, 40223	Healthcare providers and services	First lien senior secured loan	S+	5.00%		11/2028	—%	19,750	19,302	19,009	0.1%
Confluent Medical Technologies, Inc.(3) 6263 North Scottsdale Road, Scottsdale, AZ, 85250	Healthcare equipment and services	First lien senior secured loan	S+	3.25%		02/2029	—%	74,174	74,174	74,085	0.4%
ConnectWise, LLC(3) 400 North Tampa Street, Tampa, FL, 33602	Business services	First lien senior secured loan	S+	3.50%		09/2028	—%	50,837	50,860	51,051	0.3%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Continental Finance Company, LLC(2) PO Box 8099, Newark, DE, 19714	Financial services	First lien senior secured loan	S+	8.00%		03/2029	—%	13,250	13,126	13,118	0.1%
CoolSys, Inc.(4) 145 South State College Boulevard, Brea, CA, 92821	Business services	First lien senior secured loan	S+	4.75%		08/2028	—%	13,666	13,000	11,248	0.1%
CoreLogic Inc.(2) 40 Pacifica, Irvine, CA, 92618	Buildings and real estate	First lien senior secured loan	S+	3.50%		06/2028	—%	23,717	23,323	23,441	0.1%
CoreTrust Purchasing Group LLC(2) 601 11th Avenue North, Nashville, TN, 37203	Business services	First lien senior secured loan	S+	5.25%		10/2029	—%	112,049	111,192	112,049	0.6%
Cornerstone OnDemand, Inc.(2) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Human resource support services	First lien senior secured loan	S+	3.75%		10/2028	—%	19,350	19,298	18,110	0.1%
Cornerstone OnDemand, Inc.(2) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Human resource support services	Second lien senior secured loan	S+	6.50%		10/2029	—%	44,583	44,163	41,017	0.2%
Cotiviti, Inc.(2) 10701 South River Front Parkway, South Jordan, UT, 84095	Healthcare technology	First lien senior secured loan	S+	2.75%		05/2031	—%	35,040	34,342	34,844	0.2%
Coupa Holdings, LLC(3) 950 Tower Lane, Foster City, CA, 94404	Internet software and services	First lien senior secured loan	S+	5.25%		02/2030	—%	24,101	24,101	24,101	0.1%
Covetrus, Inc.(3) 12 Mountfort Street, Portland, ME, 04101	Healthcare providers and services	First lien senior secured loan	S+	5.00%		10/2029	—%	35,127	33,992	31,561	0.2%
Covetrus, Inc.(3) 12 Mountfort Street, Portland, ME, 04101	Healthcare providers and services	Second lien senior secured loan	S+	9.25%		10/2030	—%	160,000	157,477	151,200	0.9%
CP PIK DEBT ISSUER, LLC (dba CivicPlus, LLC)(4) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	Unsecured notes	S+		11.75%	06/2034	—%	11,486	11,375	11,486	0.1%
CPM Holdings, Inc.(2) 9879 Naples Street Northeast, Blaine, MN, 55449	Manufacturing	First lien senior secured loan	S+	4.50%		09/2028	—%	13,785	13,449	13,448	0.1%
Creek Parent, Inc. (dba Catalent)(2) 14 Schoolhouse Road, NJ, 08873	Healthcare equipment and services	First lien senior secured loan	S+	5.25%		12/2031	—%	293,842	288,989	293,842	1.7%
Crewline Buyer, Inc. (dba New Relic)(2) 188 Spear Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S+	6.75%		11/2030	—%	171,701	169,558	169,984	1.0%
CSC MKG Topco LLC (dba Medical Knowledge Group)(2) One World Trade Center, New York, NY, 10007	Healthcare equipment and services	First lien senior secured loan	S+	5.50%		02/2029	—%	98,263	97,071	97,772	0.6%
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(2) 2222 West Dunlap Avenue, Phoenix, AZ, 85021	Healthcare technology	First lien senior secured loan	S+	5.00%		08/2031	—%	349,085	347,257	349,085	2.0%
D4C Dental Brands, Inc.(3)(14) 1550 West McEwen Drive, Franklin, TN, 37067	Healthcare providers and services	First lien senior secured loan	S+	4.50%		11/2029	—%	137,554	136,352	137,181	0.8%
Databricks, Inc.(2) 160 Spear Street, 15th Floor, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S+	4.50%		01/2031	—%	73,469	73,127	73,286	0.4%
DCCM, LLC(3) 1800 Post Oak Boulevard, Houston, TX, 77056	Professional services	First lien senior secured loan	S+	4.75%		06/2032	—%	53,775	53,239	53,238	0.3%
DCG ACQUISITION CORP. (dba DuBois Chemical)(2) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured loan	S+	4.50%		06/2031	—%	95,076	94,233	94,600	0.5%
DCG ACQUISITION CORP. (dba DuBois Chemical)(3)(14) 3630 East Kemper Road, Sharonville, OH, 45241	Chemicals	First lien senior secured delayed draw term loan	S+	4.50%		06/2031	—%	9,539	9,426	9,492	0.1%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Dealer Tire Financial, LLC(13) 7012 Euclid Avenue, Cleveland, OH, 44103	Distribution	Unsecured notes	N/A	8.00%		02/2028	—%	56,120	55,445	53,595	0.3%
Dealer Tire Financial, LLC(2) 7012 Euclid Avenue, Cleveland, OH, 44103	Distribution	First lien senior secured loan	S+	3.00%		07/2031	—%	30,187	30,187	29,961	0.2%
Deerfield Dakota Holdings(3) One World Trade Center, New York, NY, 10007	Financial services	First lien senior secured loan	S+	3.75%		04/2027	—%	96,705	96,222	93,813	0.5%
Deerfield Dakota Holdings(3) One World Trade Center, New York, NY, 10007	Financial services	Second lien senior secured loan	S+	6.75%		04/2028	—%	21,476	21,496	20,455	0.1%
Delta TopCo, Inc. (dba Infoblox, Inc.)(3) 2390 Mission College Boulevard, Santa Clara, CA, 95054	Internet software and services	Second lien senior secured loan	S+	5.25%		11/2030	—%	33,000	32,851	33,053	0.2%
Denali BuyerCo, LLC (dba Summit Companies)(3)(14) 1250 Northland Drive, Mendota Heights, MN, 55120	Business services	First lien senior secured loan	S+	5.25%		09/2028	—%	228,391	226,224	228,391	1.3%
Denali Holding, LP (dba Summit Companies) 1250 Northland Drive, Mendota Heights, MN, 55120	Business services	Class A Units	N/A			N/A	0.8%	686,513	7,077	14,490	0.1%
Derby Buyer LLC (dba Delrin)(2) 200 Powder Mill Road, Wilmington, DE, 19803	Chemicals	First lien senior secured loan	S+	3.00%		11/2030	—%	57,259	57,259	56,979	0.3%
Dessert Holdings(2) 30 East 7th Street, Saint Paul, MN, 55101	Food and beverage	First lien senior secured loan	S+	4.00%		06/2028	—%	23,278	23,199	22,929	0.1%
Diamond Insure Bidco (dba Acturis)(11) 100 Hatton Garden, London	Internet software and services	First lien senior secured GBP term loan	SA+	4.50%		07/2031	—%	£10,210	12,679	13,921	0.1%
Diamond Insure Bidco (dba Acturis)(9) 100 Hatton Garden, London	Internet software and services	First lien senior secured EUR term loan	E+	4.25%		07/2031	—%	€3,123	3,293	3,648	—%
Diamond Mezzanine 24 LLC (dba United Risk)(3) 50 Rockefeller Plaza, New York, NY, 10020	Insurance	First lien senior secured loan	S+	5.00%		10/2030	—%	124,164	123,550	124,164	0.7%
Diamondback Acquisition, Inc. (dba Sphera)(2) 130 East Randolph Street, Chicago, IL, 60601	Business services	First lien senior secured loan	S+	5.50%		09/2028	—%	46,149	45,657	46,149	0.3%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(2) 100 Summer Steet, 8th Floor, Boston, MA, 02110	Insurance	First lien senior secured loan	S+	7.00%		03/2029	—%	1,064	1,045	1,064	—%
Dodge Construction Network Holdings, L.P. 34 Crosby Drive, Bedford, MA, 01730	Buildings and real estate	Class A-2 Common Units	N/A			N/A	—%	0	123	20	—%
Dodge Construction Network Holdings, L.P.(3) 34 Crosby Drive, Bedford, MA, 01730	Buildings and real estate	Series A Preferred Units	S+		8.25%	N/A	—%	143,963	3	2	—%
Dodge Construction Network LLC(3) 34 Crosby Drive, Bedford, MA, 01730	Buildings and real estate	First lien senior secured loan	S+	4.75%		02/2029	—%	10,432	8,578	8,519	—%
Dodge Construction Network LLC(3) 34 Crosby Drive, Bedford, MA, 01730	Buildings and real estate	First lien senior secured loan	S+	6.25%		01/2029	—%	7,523	7,391	7,466	—%
Dresser Utility Solutions, LLC(2) 16240 Port Northwest Drive, Houston, TX, 77041	Energy equipment and services	First lien senior secured loan	S+	5.25%		03/2029	—%	89,411	88,705	89,411	0.5%
DuraServ LLC(2)(14) 2200 Luna Road, Carrollton, TX, 75006	Business services	First lien senior secured loan	S+	4.75%		06/2031	—%	181,044	179,910	180,139	1.0%
Eagle Family Foods Group LLC(4) 1975 East 61st Street, Cleveland, OH, 44103	Food and beverage	First lien senior secured loan	S+	5.00%		08/2030	—%	173,827	172,250	173,827	1.0%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

EET Buyer, Inc. (dba e-Emphasys)(3) 2501 Weston Parkway, Cary, NC, 27513	Internet software and services	First lien senior secured loan	S+	4.75%		11/2027	—%	39,966	39,659	39,966	0.2%
Einstein Parent, Inc. (dba Smartsheet)(3) 500 108th Avenue Northeast, Bellevue, WA, 98004	Internet software and services	First lien senior secured loan	S+	6.50%		01/2031	—%	76,841	76,058	76,073	0.4%
Element Materials Technology(3) Davidson Building, 5 Southampton Street, London, WC2E 7HA	Professional services	First lien senior secured loan	S+	3.75%		06/2029	—%	27,249	27,249	27,270	0.2%
Elliott Alto Co-Investor Aggregator L.P. 851 Cypress Creek Road, Fort Lauderdale, FL, 33309	Internet software and services	LP Interest	N/A			N/A	0.1%	6,530	6,572	11,842	0.1%
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(2) 2003 Edmund Halley Drive, Reston, VA, 20191	Education	Second lien senior secured loan	S+	4.75%		11/2032	—%	10,000	9,976	10,200	0.1%
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(2) 2003 Edmund Halley Drive, Reston, VA, 20191	Education	First lien senior secured loan	S+	3.00%		10/2029	—%	19,680	19,680	19,717	0.1%
EMRLD Borrower LP (dba Emerson)(3) 8000 West Florissant Avenue, P.O. Box 4100, St. Louis, MO, 63136	Manufacturing	First lien senior secured loan	S+	2.50%		05/2030	—%	5,985	5,844	5,976	—%
Endries Acquisition, Inc.(2) 714 West Ryan Street, Brillion, WI, 54110	Distribution	First lien senior secured loan	S+	5.50%		12/2028	—%	108,269	107,679	106,917	0.6%
Engage Debtco Limited(3) Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom, Marlow	Healthcare providers and services	First lien senior secured loan	S+	3.03%	4.00%	07/2029	—%	32,687	32,044	32,033	0.2%
Engage Debtco Limited(3) Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom, Marlow	Healthcare providers and services	First lien senior secured loan	S+	3.33%	2.75%	07/2029	—%	63,765	62,767	61,055	0.3%
Engage Debtco Limited(3) Courtyard House, The Weighbridge Brewery, High St, Marlow SL7 2FF, United Kingdom, Marlow	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	3.18%	2.54%	07/2029	—%	20,702	20,415	19,822	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(3) 3500 Lacey Road, Downers Grove, IL, 60515	Manufacturing	Second lien senior secured loan	S+	6.50%		05/2029	—%	37,181	37,074	37,181	0.2%
Engineered Machinery Holdings, Inc. (dba Duravant)(3) 3500 Lacey Road, Downers Grove, IL, 60515	Manufacturing	Second lien senior secured loan	S+	6.00%		05/2029	—%	19,160	19,129	19,112	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(3) 3500 Lacey Road, Downers Grove, IL, 60515	Manufacturing	First lien senior secured loan	S+	3.50%		05/2028	—%	9,042	8,900	9,091	0.1%
Ensemble RCM, LLC(3) 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Healthcare technology	First lien senior secured loan	S+	3.00%		08/2029	—%	33,552	33,377	33,673	0.2%
Entrata, Inc.(2) 4205 Chapel Ridge Road, Lehi, UT, 84043	Internet software and services	First lien senior secured loan	S+	5.75%		07/2030	—%	4,420	4,368	4,420	—%
EOS Finco S.A.R.L(3) 1 Rue des Alouettes, 95600 Eaubonne, France	Telecommunications	First lien senior secured loan	S+		6.00%	10/2029	—%	83,675	68,015	21,747	0.1%
EP Purchaser, LLC (dba Entertainment Partners)(3) 2950 North Hollywood Way, Burbank, CA, 91505	Professional services	First lien senior secured loan	S+	4.50%		11/2028	—%	29,399	28,728	28,885	0.2%
EresearchTechnology, Inc. (dba Clario)(2)(14) 1818 Market Street, Philadelphia, PA, 19103	Healthcare providers and services	First lien senior secured loan	S+	4.75%		01/2032	—%	210,617	208,483	208,367	1.2%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Essential Services Holding Corporation (dba Turnpoint)(3) 139 South Englis Station Road, Louisville, KY, 40245	Professional services	First lien senior secured loan	S+	5.00%		06/2031	—%	35,548	35,232	35,104	0.2%
Essential Services Holding Corporation (dba Turnpoint)(3)(14) 139 South Englis Station Road, Louisville, KY, 40245	Professional services	First lien senior secured revolving loan	S+	5.00%		06/2030	—%	523	487	468	—%
Eternal Buyer, LLC (dba Wedgewood Weddings)(3) 43385 Business Park Drive, Temecula, CA, 92590	Leisure and entertainment	First lien senior secured loan	S+	4.75%		06/2032	—%	77,054	76,670	76,668	0.4%
Evolution BuyerCo, Inc. (dba SIAA)(2)(14) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured delayed draw term loan	S+	4.75%		04/2030	—%	4,627	4,464	4,627	—%
Evolution BuyerCo, Inc. (dba SIAA)(3) 234 Lafayette Road, Hampton, NH, 03842	Insurance	First lien senior secured loan	S+	4.75%		04/2030	—%	209,276	208,657	209,276	1.2%
Evolution Parent, LP (dba SIAA) 234 Lafayette Road, Hampton, NH, 03842	Insurance	LP Interest	N/A			N/A	0.1%	2,703	270	333	—%
Ex Vivo Parent Inc. (dba OB Hospitalist)(2) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured loan	S+		9.85%	09/2028	—%	45,221	44,870	45,221	0.3%
Faraday Buyer, LLC (dba MacLean Power Systems)(2) 481 Munn Road, Fort Mill, SC, 29715	Manufacturing	First lien senior secured loan	S+	6.00%		10/2028	—%	134,245	132,308	133,238	0.8%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(2) 100 Lincoln Way East, Massillon, OH, 44646	Food and beverage	First lien senior secured loan	S+	3.25%		02/2031	—%	54,451	54,451	54,554	0.3%
Fifth Season Investments LLC 201 Broad St, Suite 500, Stamford, Connecticut 06901, US, Stamford, CT, 06901	Insurance	Class A Units	N/A			N/A	35.1%	28	265,459	292,566	1.7%
Filtration Group Corporation(2) 9442 Capital of Texas Highway North, Arboretum Plaza 1, Austin, TX, 78759	Manufacturing	First lien senior secured loan	S+	3.00%		10/2028	—%	17,589	17,589	17,649	0.1%
Finastra USA, Inc.(3)(14) 4 Kingdom Street, London	Financial services	First lien senior secured revolving loan	S+	7.25%		09/2029	—%	3,393	3,222	3,393	—%
Finastra USA, Inc.(4) 4 Kingdom Street, London	Financial services	First lien senior secured loan	S+	7.25%		09/2029	—%	162,704	161,233	162,704	0.9%
First Eagle Holdings, Inc.(2) 1345 Avenue of the Americas, New York, NY, 10105	Financial services	First lien senior secured loan	S+	3.50%		06/2032	—%	42,708	42,068	41,910	0.2%
Forescout Technologies, Inc.(3) 300 Santana Row, San Jose, CA, 95128	Internet software and services	First lien senior secured loan	S+	5.00%		05/2031	—%	9,190	9,149	9,190	0.1%
Formerra, LLC(3) 1250 Windham Pkwy, Romeoville, IL, 60446	Distribution	First lien senior secured loan	S+	7.25%		11/2028	—%	5,338	5,228	5,311	—%
Fortis Solutions Group, LLC(3) 2505 Hawkeye Court, Virginia Beach, VA, 23452	Containers and packaging	First lien senior secured loan	S+	5.50%		10/2028	—%	65,937	65,205	64,618	0.4%
Fortis Solutions Group, LLC(3)(14) 2505 Hawkeye Court, Virginia Beach, VA, 23452	Containers and packaging	First lien senior secured revolving loan	S+	5.50%		10/2027	—%	1,687	1,635	1,552	—%
Foundation Building Materials, Inc.(3) 2520 Red Hill Avenue, Santa Ana, CA, 92705	Distribution	First lien senior secured loan	S+	4.00%		01/2031	—%	19,787	19,698	19,334	0.1%
Foundation Consumer Brands, LLC(3) 1190 Omega Drive, Pittsburgh, PA, 15205	Consumer products	First lien senior secured loan	S+	5.00%		02/2029	—%	125,633	124,498	125,004	0.7%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

FR Flow Control CB LLC (dba Trillium Flow Technologies)(2)(14) 945 Bunker Hill Road, Houston, TX, 77024	Manufacturing	First lien senior secured revolving loan	S+	5.00%		12/2029	—%	2,573	2,418	2,400	—%
FR Flow Control CB LLC (dba Trillium Flow Technologies)(3) 945 Bunker Hill Road, Houston, TX, 77024	Manufacturing	First lien senior secured loan	S+	5.00%		12/2029	—%	140,826	139,862	139,769	0.8%
Fullsteam Operations, LLC(3)(14) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured loan	S+	8.25%		11/2029	—%	13,251	12,924	13,251	0.1%
Fullsteam Operations, LLC(3)(14) 540 Devall Drive, Auburn, AL, 36832	Business services	First lien senior secured delayed draw term loan	S+	7.00%		11/2029	—%	4,339	4,273	4,339	—%
Galls, LLC(3)(14) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty retail	First lien senior secured loan	S+	5.00%	1.50%	03/2030	—%	130,275	128,494	130,275	0.7%
Galls, LLC(3)(14) 1340 Russell Cave Road, Lexington, KY, 40505	Specialty retail	First lien senior secured revolving loan	S+	6.00%		03/2030	—%	4,317	4,132	4,317	—%
Galway Borrower LLC(3)(14) 1 California Street, San Francisco.	Insurance	First lien senior secured delayed draw term loan	S+	4.50%		09/2028	—%	10,032	9,955	10,032	0.1%
Gaylord Chemical Company, L.L.C.(3)(14) 1404 Greengate Drive, Covington, LA, 70433	Chemicals	First lien senior secured loan	S+	5.50%		12/2027	—%	187,191	186,256	187,191	1.1%
Gehl Foods, LLC(3) North 116 West15970 Main Street, Germantown, WI, 53022	Food and beverage	First lien senior secured loan	S+	6.25%		06/2030	—%	126,789	125,644	126,789	0.7%
Gerson Lehrman Group, Inc.(3) 60 East 42nd Street, New York, NY, 10165	Professional services	First lien senior secured loan	S+	5.00%		12/2027	—%	165,599	164,613	165,599	0.9%
GI Apple Midco LLC (dba Atlas Technical Consultants)(2) 13215 Bee Cave Parkway, Austin, TX, 78738	Infrastructure and environmental services	First lien senior secured loan	S+	6.75%		04/2030	—%	92,945	91,773	92,016	0.5%
GI Apple Midco LLC (dba Atlas Technical Consultants)(2)(14) 13215 Bee Cave Parkway, Austin, TX, 78738	Infrastructure and environmental services	First lien senior secured revolving loan	S+	6.75%		04/2029	—%	237	97	127	—%
GI Ranger Intermediate, LLC (dba Rectangle Health)(2) 115 East Stevens Avenue, Valhalla, NY, 10595	Healthcare technology	First lien senior secured loan	S+	5.75%		10/2028	—%	24,454	24,189	23,965	0.1%
Gloves Buyer, Inc. (dba Protective Industrial Products)(2) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	First lien senior secured loan	S+	4.00%		05/2032	—%	148,000	147,268	144,862	0.8%
Gloves Holdings, LP (dba Protective Industrial Products) 25 British American Boulevard, Latham, NY, 12110	Manufacturing	LP Interest	N/A			N/A	—%	1,218	134	189	—%
Granicus, Inc.(12)(14) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured revolving loan	P+	4.25%		01/2031	—%	649	612	649	—%
Granicus, Inc.(3) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured loan	S+	3.50%	2.25%	01/2031	—%	33,340	33,069	33,340	0.2%
Granicus, Inc.(3) 1999 Broadway, Denver, CO, 80202	Internet software and services	First lien senior secured delayed draw term loan	S+	3.00%	2.25%	01/2031	—%	4,939	4,898	4,914	—%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway) 3733 University Boulevard West, Jacksonville, FL, 32217	Insurance	LP Interest	N/A			N/A	0.2%	42,053	427	420	—%
GS Acquisitionco, Inc. (dba insightsoftware)(3)(14) 8529 Six Forks Road, Raleigh, NC, 27615	Internet software and services	First lien senior secured loan	S+	5.25%		05/2028	—%	9,558	9,544	9,509	0.1%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Guidehouse Inc.(2) 1676 International Drive, McLean, VA, 22102	Professional services	First lien senior secured loan	S+	3.00%	2.00%	12/2030	—%	107,955	107,955	107,415	0.6%
Helix Acquisition Holdings, Inc. (dba MW Industries)(2) 3426 Toringdon Way, Charlotte, NC, 28277	Manufacturing	First lien senior secured loan	S+	7.00%		03/2030	—%	61,484	60,078	61,023	0.3%
Hercules Borrower, LLC (dba The Vincit Group)(3) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	First lien senior secured loan	S+	5.50%		12/2026	—%	15,693	15,642	15,693	0.1%
Hercules Buyer, LLC (dba The Vincit Group) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Common Units	N/A			N/A	—%	10,000	12	12	—%
Hercules Buyer, LLC (dba The Vincit Group)(13) 412 Georgia Avenue, Chattanooga, TN, 37403	Business services	Unsecured notes	N/A		0.48%	12/2029	—%	24	24	28	—%
Hg Genesis 9 SumoCo Limited(8) 2 More London Riversid, London	Asset based lending and fund finance	Unsecured facility	E+		6.25%	03/2029	—%	€132,180	139,927	155,160	0.9%
Hg Saturn Luchaco Limited(11) 2 More London Riversid, London	Asset based lending and fund finance	Unsecured facility	SA+		8.25%	03/2027	—%	£680	865	932	—%
Hissho Parent, LLC(3) 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	First lien senior secured loan	S+	4.50%		05/2029	—%	122,633	121,974	122,633	0.7%
Hissho Sushi Holdings, LLC 11949 Steele Creek Road, Charlotte, NC, 28273	Food and beverage	Class A Units	N/A			N/A	3.2%	941,780	7,536	13,359	0.1%
Hockey Parent Holdings, L.P. 150 North Riverside Plaza, Chicago, IL, 60606	Insurance	Class A Common Units	N/A			N/A	0.2%	25,000	25,000	30,000	0.2%
Home Service TopCo IV, Inc.(2) 3150 East Birch Street, Brea, CA, 92821	Household products	First lien senior secured loan	S+	4.50%		12/2027	—%	35,740	35,740	35,740	0.2%
Home Service TopCo IV, Inc.(3) 3150 East Birch Street, Brea, CA, 92821	Household products	First lien senior secured delayed draw term loan	S+	4.50%		12/2027	—%	2,792	2,754	2,792	—%
Hyland Software, Inc.(2) 28105 Clemens Road, Westlake, OH, 44145	Internet software and services	First lien senior secured loan	S+	5.00%		09/2030	—%	145,027	145,027	145,027	0.8%
Hyperion Refinance S.à r.l (dba Howden Group)(2) Howden Group Holdings Limited\nOne Creechurch Place, London	Insurance	First lien senior secured loan	S+	3.50%		04/2030	—%	16,957	16,873	17,036	0.1%
Hyperion Refinance S.à r.l (dba Howden Group)(2) Howden Group Holdings Limited\nOne Creechurch Place, London	Insurance	First lien senior secured loan	S+	3.00%		02/2031	—%	55,925	55,925	56,070	0.3%
Icefall Parent, Inc. (dba EngageSmart)(3) 30 Braintree Hill Office Park, Braintree, MA, 02184	Internet software and services	First lien senior secured loan	S+	5.75%		01/2030	—%	28,869	28,400	28,869	0.2%
Icon Parent I Inc. (dba Instructure Holdings)(4) 6330 South 3000 East, Salt Lake City, UT, 84121	Education	First lien senior secured loan	S+	3.00%		11/2031	—%	19,950	19,607	19,966	0.1%
Ideal Image Development, LLC(3)(14) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty retail	First lien senior secured loan	S+		6.50%	02/2029	—%	3,371	3,259	2,553	—%
Ideal Image Development, LLC(3)(14) 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty retail	First lien senior secured revolving loan	S+	6.00%		02/2029	—%	796	796	760	—%
Ideal Topco, L.P. 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty retail	Class A-2 Common Units	N/A			N/A	3.7%	3,109,756	—	—	—%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Ideal Topco, L.P. 1 North Dale Mabry Highway, Tampa, FL, 33609	Specialty retail	Class A-1 Preferred Units	N/A			N/A	—%	6,128,049	6,128	2,114	—%
IG Investments Holdings, LLC (dba Insight Global)(3) 1224 Hammond Drive, Atlanta, GA, 30346	Human resource support services	First lien senior secured loan	S+	5.00%		09/2028	—%	47,478	47,480	47,478	0.3%
IMA Financial Group, Inc.(2) 1705 17th Street, Denver, CO, 80202	Insurance	First lien senior secured loan	S+	3.00%		11/2028	—%	43,833	43,808	43,798	0.3%
Imprivata, Inc.(3) 20 CityPoint 6th Floor, Waltham, MA, 02451	Healthcare technology	First lien senior secured loan	S+	3.00%		12/2027	—%	10,319	10,319	10,351	0.1%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(3)(14) 9001 Sterling Street, Irving, TX, 75063	Containers and packaging	First lien senior secured loan	S+	5.25%		05/2028	—%	125,415	124,675	125,415	0.7%
Indikami Bidco, LLC (dba IntegriChain)(2) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured loan	S+	4.00%	2.50%	12/2030	—%	48,478	47,585	47,993	0.3%
Indikami Bidco, LLC (dba IntegriChain)(2)(14) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured delayed draw term loan	S+	6.00%		12/2030	—%	751	698	743	—%
Indikami Bidco, LLC (dba IntegriChain)(2)(14) 8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA, 19103	Healthcare technology	First lien senior secured revolving loan	S+	6.00%		06/2030	—%	3,566	3,486	3,519	—%
Infobip Inc.(3) 35-38 New Bridge Street, Fifth Floor, London	Telecommunications	First lien senior secured loan	S+	5.75%		06/2029	—%	12,968	12,775	12,773	0.1%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(2) 38955 Hills Tech Drive, Farmington Hills, MI, 48331	Food and beverage	First lien senior secured loan	S+	6.25%		03/2027	—%	170,702	169,505	168,142	1.0%
Inovalon Holdings, Inc.(3) 4321 Collington Road, Bowie, MD, 20716	Healthcare technology	First lien senior secured loan	S+	3.00%	2.75%	11/2028	—%	305,124	304,679	305,124	1.7%
Inovalon Holdings, Inc.(3) 4321 Collington Road, Bowie, MD, 20716	Healthcare technology	Second lien senior secured loan	S+		8.50%	11/2033	—%	113,685	113,685	113,685	0.6%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC) 302 South 4th Street, Manhattan, KS, 66502	Internet software and services	LP Interest	N/A			N/A	0.1%	989	989	1,239	—%
Integrated Specialty Coverages, LLC(2) 1811 Aston Avenue, Carlsbad, CA, 92008	Insurance	First lien senior secured loan	S+	4.75%		07/2030	—%	100,935	100,523	100,935	0.6%
Integrity Marketing Acquisition, LLC(3) 1445 Ross Avenue, Dallas, TX, 75202	Insurance	First lien senior secured loan	S+	5.00%		08/2028	—%	374,975	373,318	374,975	2.1%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(3) 305 Church at North Hills Street, Raleigh, NC, 27609	Healthcare technology	First lien senior secured loan	S+	6.50%		08/2026	—%	31,371	31,263	30,743	0.2%
Interoperability Bidco, Inc. (dba Lyniate)(3)(14) One Beacon Street, Boston, MA, 02108	Healthcare technology	First lien senior secured loan	S+	5.75%		03/2028	—%	77,433	77,235	75,981	0.4%
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(2) 203 North LaSalle Street, Chicago, IL, 60601	Advertising and media	First lien senior secured loan	S+	4.50%		12/2029	—%	237,388	237,304	237,388	1.4%
iSolved, Inc.(2) 11215 N. Community House Road, Suite 800, Charlotte, NC 28277	Human resource support services	First lien senior secured loan	S+	3.00%		10/2030	—%	20,954	20,945	21,013	0.1%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

JS Parent, Inc. (dba Jama Software)(3) 135 Southwest Taylor, Portland, OR, 97204	Internet software and services	First lien senior secured loan	S+	4.75%		04/2031	—%	905	901	905	—%
KABAFUSION Parent, LLC(2) 17777 Center Court Drive North, Cerritos, CA, 90703	Healthcare providers and services	First lien senior secured loan	S+	5.00%		11/2031	—%	40,804	40,398	40,600	0.2%
KABAFUSION Parent, LLC(3) 17777 Center Court Drive North, Cerritos, CA, 90703	Healthcare providers and services	First lien senior secured loan	S+	5.00%		11/2031	—%	71,044	70,379	70,689	0.4%
Kaseya Inc.(2) 701 Brickell Avenue, Miami, FL, 33131	Business services	First lien senior secured loan	S+	3.25%		03/2032	—%	79,800	79,413	80,071	0.5%
Kaseya Inc.(2) 701 Brickell Avenue, Miami, FL, 33131	Business services	Second lien senior secured loan	S+	5.00%		03/2033	—%	22,154	22,014	22,160	0.1%
KBP Brands, LLC(2) 11141 Overbrook Road, Leawood, KS, 66211	Food and beverage	First lien senior secured loan	S+	5.50%		05/2027	—%	55,796	55,460	54,820	0.3%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(3)(14) 28100 Torch Parkway, Suite 400, Warrenville, IL, 60555	Infrastructure and environmental services	First lien senior secured loan	S+	5.25%		02/2031	—%	17,491	17,140	17,447	0.1%
Klarna Holding AB(3) Sveavagen 46, Stockholm	Financial services	Subordinated Floating Rate Notes	S+	7.00%		04/2034	—%	1,000	1,000	1,000	—%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(4) 701 Brickell Avenue, Miami, FL, 33131	Business services	Perpetual Preferred Stock	S+		11.00%	N/A	—%	33,768	49,865	50,349	0.3%
KOBHG Holdings, L.P. (dba OB Hospitalist) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	Class A Interests	N/A			N/A	0.6%	3,520	3,520	3,423	—%
KPCI Holdings, L.P. 3001 Red Lion Road, Philadelphia, PA, 19114	Healthcare equipment and services	Class A Units	N/A			N/A	0.1%	1,781	2,313	5,096	—%
KPSKY Acquisition, Inc. (dba BluSky)(3) 9110 East Nichols Avenue, Centennial, CO, 80112	Business services	First lien senior secured loan	S+	5.50%		10/2028	—%	100,660	99,589	95,628	0.5%
KPSKY Acquisition, Inc. (dba BluSky)(3)(14) 9110 East Nichols Avenue, Centennial, CO, 80112	Business services	First lien senior secured delayed draw term loan	S+	5.75%		10/2028	—%	72	31	(143)	—%
KRIV Acquisition Inc. (dba Riveron)(3)(14) 2515 McKinney Avenue, Dallas, TX, 75201	Financial services	First lien senior secured loan	S+	5.75%		07/2029	—%	82,012	80,034	82,012	0.5%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(2) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured loan	S+		10.60%	07/2030	—%	17,842	17,729	17,842	0.1%
KWOL Acquisition, Inc. (dba Worldwide Clinical Trials) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	Class A Interest	N/A			N/A	0.6%	1,205	12,048	16,276	0.1%
KWOL Acquisition, Inc. (dba Worldwide Clinical Trials)(3) 600 Park Offices Drive, Research Triangle Park, NC, 27709	Healthcare providers and services	First lien senior secured loan	S+	4.75%		12/2029	—%	172,766	170,217	172,766	1.0%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(3) 9725 Windermere Boulevard, Fishers, IN, 46037	Insurance	First lien senior secured loan	S+	1.00%	5.25%	02/2030	—%	17,815	17,733	17,726	0.1%
KWOR Intermediate I, Inc. (dba Alacrity Solutions) 9725 Windermere Boulevard, Fishers, IN, 46037	Insurance	Class A-1 Common Stock	N/A			N/A	3.9%	3,605	1,726	1,726	—%
KWOR Intermediate I, Inc. (dba Alacrity Solutions)(3) 9725 Windermere Boulevard, Fishers, IN, 46037	Insurance	First lien senior secured loan	S+		8.00%	02/2030	—%	5,959	5,904	5,900	—%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

KWOR Intermediate I, Inc. (dba Alacrity Solutions)(3) 9725 Windermere Boulevard, Fishers, IN, 46037	Insurance	Preferred Stock	S+		8.00%	N/A	—%	3,856	3,977	3,975	—%
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group) 19717 62nd Avenue South, Kent, WA, 98032	Healthcare providers and services	Common Equity	N/A			N/A	0.8%	1,329	3,563	3,500	—%
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)(4)(14) 19717 62nd Avenue South, Kent, WA, 98032	Healthcare providers and services	First lien senior secured loan	S+	4.00%		09/2030	—%	79,636	79,275	79,237	0.5%
Learning Care Group (US) No. 2 Inc.(3) 21333 Haggerty Road, Novi, MI, 48375	Education	First lien senior secured loan	S+	4.00%		08/2028	—%	42,007	41,990	41,914	0.2%
Level 3 Financing, Inc.(2) 100 CenturyLink Drive, Monroe, LA, 71203	Telecommunications	First lien senior secured loan	S+	4.25%		03/2032	—%	130,000	128,097	131,326	0.8%
Lightbeam Bidco, Inc. (dba Lazer Spot)(2) 6525 Shiloh Road, Alpharetta, GA, 30005	Transportation	First lien senior secured loan	S+	5.00%		05/2030	—%	119,043	119,051	119,043	0.7%
Lightbeam Bidco, Inc. (dba Lazer Spot)(2)(14) 6525 Shiloh Road, Alpharetta, GA, 30005	Transportation	First lien senior secured revolving loan	S+	5.00%		05/2029	—%	5,258	5,183	5,258	—%
Lightbeam Bidco, Inc. (dba Lazer Spot)(3) 6525 Shiloh Road, Alpharetta, GA, 30005	Transportation	First lien senior secured delayed draw term loan	S+	5.00%		05/2030	—%	19,509	19,509	19,509	0.1%
Lignetics Investment Corp.(3) 11101 West 120th Avenue, Broomfield, CO, 80021	Consumer products	First lien senior secured loan	S+	5.50%		11/2027	—%	95,729	95,539	95,250	0.5%
Lignetics Investment Corp.(3)(14) 11101 West 120th Avenue, Broomfield, CO, 80021	Consumer products	First lien senior secured revolving loan	S+	5.50%		10/2026	—%	10,324	10,305	10,266	0.1%
Litera Bidco LLC(2)(14) 550 West Jackson Boulevard, Chicago, IL, 60661	Internet software and services	First lien senior secured loan	S+	5.00%		05/2028	—%	42,738	42,576	42,632	0.2%
LSI Financing 1 DAC Victoria Building, 1-2 Haddington Rd, Dublin, D04 XN32, Ireland, Dublin	Pharmaceuticals	Preferred equity	N/A			N/A	—%	4,161	4,211	3,827	—%
LSI Financing LLC(14) 1521 Concord Pike, Suite 201, Wilmington, DE 19803	Pharmaceuticals	Common Equity	N/A			N/A	45.8%	250,248	250,248	261,781	1.5%
Madison IAQ LLC(3) 444 West Lake Street, Suite 4460 Chicago, IL 60606	Manufacturing	First lien senior secured loan	S+	3.25%		04/2032	—%	40,000	39,607	40,084	0.2%
Magnet Forensics, LLC (f/k/a Grayshift, LLC)(2) 2220 University Avenue East, Waterloo	Internet software and services	First lien senior secured loan	S+	4.50%		07/2028	—%	167,248	167,087	167,248	1.0%
Maia Aggregator, LP One World Trade Center, New York, NY, 10007	Healthcare equipment and services	Class A-2 Units	N/A			N/A	1.7%	12,921,348	12,921	12,069	0.1%
ManTech International Corporation(3) 2251 Corporate Park Drive, Herndon, VA, 20171	Aerospace and defense	First lien senior secured loan	S+	5.00%		09/2029	—%	14,532	14,532	14,532	0.1%
Maple Acquisition, LLC (dba Medicus)(4) 22 Roulston Road, Windham, NH, 03087	Healthcare providers and services	First lien senior secured loan	S+	5.00%		05/2031	—%	101,901	101,226	101,901	0.6%
Mario Midco Holdings, Inc. (dba Len the Plumber)(2) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	Unsecured facility	S+		10.75%	04/2032	—%	35,357	34,822	34,119	0.2%
Mario Purchaser, LLC (dba Len the Plumber)(2) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured loan	S+	5.75%		04/2029	—%	116,049	114,617	112,858	0.6%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Mario Purchaser, LLC (dba Len the Plumber)(2)(14) 1552 Ridgely Street, Baltimore, MD, 21230	Household products	First lien senior secured revolving loan	S+	5.75%		04/2028	—%	1,340	1,264	1,119	—%
Mavis Tire Express Services Topco Corp.(3) 100 Hillside Avenue, White Plains, NY, 10603	Automotive services	First lien senior secured loan	S+	3.00%		05/2028	—%	43,934	43,749	43,886	0.3%
MED ParentCo, LP(3) 370 Houbolt Road, Joliet, IL, 60431	Healthcare providers and services	First lien senior secured loan	S+	3.25%		04/2031	—%	24,813	24,813	24,884	0.2%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(13) 100 Hillside Avenue, White Plains, NY, 10603	Automotive services	Series A Convertible Preferred Stock	N/A		7.00%	N/A	—%	10,769	14,168	14,373	0.1%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(3) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551	Manufacturing	First lien senior secured loan	S+	6.25%		07/2027	—%	4,620	4,575	4,539	—%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(3)(14) 3235 Levis Commons Boulevard, Perrysburg, OH, 43551	Manufacturing	First lien senior secured loan	S+	6.00%		07/2027	—%	61,199	60,942	59,772	0.3%
Milan Laser Holdings LLC(3) 17645 Wright Street, Omaha, NE, 68130	Specialty retail	First lien senior secured loan	S+	5.00%		04/2027	—%	19,906	19,836	19,607	0.1%
Minerva Holdco, Inc.(13) Boston Landing, Boston, MA, 02135	Healthcare technology	Senior A Preferred Stock	N/A		10.75%	N/A	—%	100,000	142,419	142,333	0.8%
Ministry Brands Holdings, LLC(12)(14) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Internet software and services	First lien senior secured revolving loan	P+	4.50%		12/2027	—%	395	356	360	—%
Ministry Brands Holdings, LLC(2) 10133 Sherrill Boulevard, Knoxville, TN, 37932	Internet software and services	First lien senior secured loan	S+	5.50%		12/2028	—%	52,665	52,071	52,270	0.3%
Minotaur Acquisition, Inc. (dba Inspira Financial)(2) 2001 Spring Road, Oak Brook, IL, 60523	Financial services	First lien senior secured loan	S+	5.00%		06/2030	—%	290,155	287,483	290,155	1.7%
Mitchell International, Inc.(2) 9771 Clairemont Mesa Boulevard, San Diego, CA, 92124	Insurance	First lien senior secured loan	S+	3.25%		06/2031	—%	66,695	66,408	66,589	0.4%
Mitchell International, Inc.(2) 9771 Clairemont Mesa Boulevard, San Diego, CA, 92124	Insurance	Second lien senior secured loan	S+	5.25%		06/2032	—%	32,700	32,552	32,039	0.2%
Mitnick Corporate Purchaser, Inc.(3)(14) 65 Blue Sky Drive, Burlington, MA, 01803	Internet software and services	First lien senior secured revolving loan	S+	3.00%		05/2027	—%	438	442	(2,563)	—%
MJH Healthcare Holdings, LLC(2) 2 Commerce Drive, Cranbury, NJ, 08512	Healthcare providers and services	First lien senior secured loan	S+	3.25%		01/2029	—%	14,392	14,392	14,428	0.1%
Modernizing Medicine, Inc. (dba ModMed)(3) 4700 Exchange Court, Boca Raton, FL, 33431	Healthcare technology	First lien senior secured loan	S+	2.50%	2.75%	04/2032	—%	114,452	113,335	113,308	0.6%
ModMed Software Midco Holdings, Inc. (dba ModMed)(13) 4700 Exchange Court, Boca Raton, FL, 33431	Healthcare technology	Series A Preferred Units	N/A		13.00%	N/A	—%	25,474	24,837	24,837	0.2%
Monotype Imaging Holdings Inc.(3)(14) 600 Unicorn Park Drive, Woburn, MA, 01801	Advertising and media	First lien senior secured loan	S+	5.50%		02/2031	—%	170,253	169,114	170,253	1.0%
Motus Group, LLC(3) 1 Beacon Street, Boston, MA, 02108	Transportation	First lien senior secured loan	S+	3.75%		12/2028	—%	32,280	32,280	32,219	0.2%
Natural Partners, LLC(3) 360 Albert Street, Ottawa	Healthcare providers and services	First lien senior secured loan	S+	4.50%		11/2030	—%	163,414	161,763	162,597	0.9%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(7)(14) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR revolving loan	E+	5.50%		03/2031	—%	€264	287	215	—%
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(8) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured EUR term loan	E+	5.50%		03/2031	—%	€55,356	59,169	63,680	0.4%
Nelipak Holding Company(2)(14) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured revolving loan	S+	5.50%		03/2031	—%	5,190	5,082	5,014	—%
Nelipak Holding Company(3) 21 Amflex Drive, Cranston, RI, 02921	Healthcare equipment and services	First lien senior secured loan	S+	5.50%		03/2031	—%	30,229	29,836	29,625	0.2%
Neptune Holdings, Inc. (dba NexTech)(3) 4221 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured loan	S+	4.50%		08/2030	—%	30,419	30,279	30,419	0.2%
NMI Acquisitionco, Inc. (dba Network Merchants)(2) 1450 American Lane, Schaumburg, IL, 60173	Financial services	First lien senior secured loan	S+	5.00%		09/2028	—%	12,115	12,085	12,115	0.1%
Notorious Topco, LLC (dba Beauty Industry Group)(3) 1250 North Flyer Way, Salt Lake City, UT, 84116	Specialty retail	First lien senior secured loan	S+	4.75%	2.50%	11/2027	—%	232,327	230,669	163,791	0.9%
Notorious Topco, LLC (dba Beauty Industry Group)(3) 1250 North Flyer Way, Salt Lake City, UT, 84116	Specialty retail	First lien senior secured revolving loan	S+	6.75%		05/2027	—%	5,282	5,254	3,724	—%
Nouryon Finance B.V.(3) Haaksbergweg 881101 BR Amsterdam, Netherlands	Chemicals	First lien senior secured loan	S+	3.25%		04/2028	—%	12,423	12,423	12,470	0.1%
Novaria Holdings, LLC(2) 809 West Vickery Boulevard, Fort Worth, TX, 76104	Aerospace and defense	First lien senior secured loan	S+	3.25%		06/2031	—%	19,123	19,117	19,075	0.1%
OAC Holdings I Corp. (dba Omega Holdings)(2)(14) 1401 Valley View Lane, Irving, TX, 75061	Automotive aftermarket	First lien senior secured revolving loan	S+	4.75%		03/2028	—%	1,360	1,336	1,340	—%
OAC Holdings I Corp. (dba Omega Holdings)(3) 1401 Valley View Lane, Irving, TX, 75061	Automotive aftermarket	First lien senior secured loan	S+	4.75%		03/2029	—%	8,361	8,258	8,298	—%
OB Hospitalist Group, Inc.(2) 777 Lowndes Hill Road, Greenville, SC, 29607	Healthcare providers and services	First lien senior secured loan	S+	5.25%		09/2027	—%	68,076	67,400	68,076	0.4%
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC) 1209 Orange Street, Wilmington, DE 19801	Joint venture	LLC Interest	N/A			N/A	87.5%	314,800	314,808	291,803	1.7%
Olaplex, Inc.(2) 1187 Coast Village Road, Santa Barbara, CA, 93108	Consumer products	First lien senior secured loan	S+	3.50%		02/2029	—%	20,457	20,262	19,675	0.1%
Ole Smoky Distillery, LLC(2) 903 Parkway, Gatlinburg, TN, 37738	Food and beverage	First lien senior secured loan	S+	5.50%		03/2028	—%	30,013	29,684	29,788	0.2%
OneDigital Borrower LLC(2) 200 Galleria Parkway, Atlanta, GA, 30339	Financial services	Second lien senior secured loan	S+	5.25%		07/2032	—%	33,800	33,648	33,759	0.2%
OneDigital Borrower LLC(2) 200 Galleria Parkway, Atlanta, GA, 30339	Financial services	First lien senior secured loan	S+	3.00%		07/2031	—%	54,034	54,034	53,882	0.3%
OneOncology, LLC(3) 1301 West Colonial Drive, Orlando, FL, 32804	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	5.00%		06/2030	—%	124,342	123,519	124,342	0.7%
OneOncology, LLC(3)(14) 1301 West Colonial Drive, Orlando, FL, 32804	Healthcare providers and services	First lien senior secured loan	S+	4.75%		06/2030	—%	133,741	133,076	133,071	0.8%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Opal US LLC(4) 157 Avenue Charles de Gaulle, France	Pharmaceuticals	First lien senior secured loan	S+	3.25%		04/2032	—%	22,500	22,385	22,577	0.1%
Orange Blossom Parent, Inc. 9600 West Bryn Mawr Avenue, Rosemont, IL, 60018	Healthcare technology	Common Units	N/A			N/A	0.1%	16,667	1,667	1,720	—%
Oranje Holdco, Inc. (dba KnowBe4)(3) 33 North Garden Avenue, Clearwater, FL, 33755	Internet software and services	First lien senior secured loan	S+	7.75%		02/2029	—%	81,182	80,353	81,182	0.5%
Oranje Holdco, Inc. (dba KnowBe4)(3) 33 North Garden Avenue, Clearwater, FL, 33755	Internet software and services	First lien senior secured loan	S+	7.25%		02/2029	—%	34,017	33,745	33,932	0.2%
Orion US Finco Inc. (dba OSTTRA)(2) London Fruit & Wool Exchange, 1 Duval Square, London	Financial services	First lien senior secured loan	S+	3.50%		05/2032	—%	17,500	17,413	17,553	0.1%
Osmose Utilities Services, Inc.(2) 465 West Business Park Drive, Conway, AR, 72034	Infrastructure and environmental services	First lien senior secured loan	S+	3.25%		06/2028	—%	3,670	3,642	3,436	—%
Pacific BidCo Inc.(4) Corden Pharma International Aeschenvorstadt 71 4051 Basel, Switzerland	Healthcare providers and services	First lien senior secured loan	S+	4.12%	1.88%	08/2029	—%	172,505	169,793	170,349	1.0%
Pacific BidCo Inc.(4) Corden Pharma International Aeschenvorstadt 71 4051 Basel, Switzerland	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	5.75%		08/2029	—%	17,905	17,596	17,682	0.1%
Packaging Coordinators Midco, Inc.(3) 3001 Red Lion Road, Philadelphia, PA, 19114	Healthcare equipment and services	First lien senior secured loan	S+	4.75%		01/2032	—%	446,206	440,215	440,629	2.5%
Paradigmatic Holdco LLC (dba Pluralsight) 42 Future Way, Draper, UT, 84020	Education	Common stock	N/A			N/A	0.3%	396,827	1,053	1,009	—%
Paris US Holdco, Inc. (dba Precinmac)(2)(14) 79 Prospect Avenue, South Paris, ME, 04281	Professional services	First lien senior secured loan	S+	4.75%		12/2031	—%	70,181	69,446	69,787	0.4%
Park Place Technologies, LLC(3)(14) 747 Alpha Drive, Cleveland, OH, 44143	Telecommunications	First lien senior secured loan	S+	5.25%		03/2031	—%	92,529	91,702	92,297	0.5%
Park Place Technologies, LLC(3)(14) 747 Alpha Drive, Cleveland, OH, 44143	Telecommunications	First lien senior secured revolving loan	S+	5.25%		03/2030	—%	2,968	2,888	2,942	—%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(3)(14) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	First lien senior secured loan	S+	4.75%		01/2028	—%	157,948	157,417	157,535	0.9%
Patriot Holdings SCSp (dba Corza Health, Inc.) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	Class B Units	N/A			N/A	0.1%	17,221	180	40	—%
Patriot Holdings SCSp (dba Corza Health, Inc.)(13) 2010 Jimmy Durante Boulevard, Del Mar, CA, 92014	Healthcare equipment and services	Class A Units	N/A		8.00%	N/A	0.1%	1,251	1,609	1,593	—%
PCF Holdco, LLC (dba Trucordia) 2745 West 600 North, Lindon, UT, 84042	Insurance	Warrants	N/A			N/A	0.3%	1,503,286	5,129	3,953	—%
PCF Holdco, LLC (dba Trucordia)(13) 2745 West 600 North, Lindon, UT, 84042	Insurance	Preferred equity	N/A		14.00%	N/A	—%	26,824	19,860	26,824	0.2%
PDI TA Holdings, Inc.(3)(14) 11675 Rainwater Drive, Alpharetta, GA, 30009	Internet software and services	First lien senior secured loan	S+	5.50%		02/2031	—%	81,384	80,308	80,530	0.5%
Pediatric Associates Holding Company, LLC(3) 900 South Pine Island Road, Plantation, FL, 33324	Healthcare providers and services	First lien senior secured loan	S+	3.25%		12/2028	—%	32,062	31,215	28,496	0.2%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Pediatric Associates Holding Company, LLC(3) 900 South Pine Island Road, Plantation, FL, 33324	Healthcare providers and services	First lien senior secured loan	S+	4.50%		12/2028	—%	27,277	26,460	24,959	0.2%
Peraton Corp.(2) 1875 Explorer Street, Reston, VA, 20190	Aerospace and defense	First lien senior secured loan	S+	3.75%		02/2028	—%	51,000	51,026	44,895	0.3%
Peraton Corp.(3) 1875 Explorer Street, Reston, VA, 20190	Aerospace and defense	Second lien senior secured loan	S+	7.75%		02/2029	—%	4,831	4,793	3,358	—%
Perforce Software, Inc.(2) 400 First Avenue North, Minneapolis, MN, 55401	Internet software and services	First lien senior secured loan	S+	4.75%		03/2031	—%	4,950	4,929	4,734	—%
Perforce Software, Inc.(2) 400 First Avenue North, Minneapolis, MN, 55401	Internet software and services	First lien senior secured loan	S+	4.75%		06/2029	—%	14,589	14,391	14,025	0.1%
PerkinElmer U.S. LLC(2) 710 Bridgeport Ave, Shelton, CT, 06484	Healthcare equipment and services	First lien senior secured loan	S+	4.75%		03/2029	—%	167,512	167,193	165,837	0.9%
PetVet Care Centers, LLC(2) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	First lien senior secured loan	S+	6.00%		11/2030	—%	239,321	237,345	226,158	1.3%
Physician Partners, LLC(3) 601 South Harbour Island Boulevard, Tampa, FL, 33602	Healthcare providers and services	First lien senior secured loan	S+	6.00%		12/2029	—%	177,214	167,797	160,378	0.9%
Physician Partners, LLC(3) 601 South Harbour Island Boulevard, Tampa, FL, 33602	Healthcare providers and services	First lien senior secured loan	S+	1.50%	2.50%	12/2029	—%	17,879	11,209	8,850	0.1%
Physician Partners, LLC(3) 601 South Harbour Island Boulevard, Tampa, FL, 33602	Healthcare providers and services	First lien senior secured loan	S+	3.00%	2.50%	12/2029	—%	81,840	54,780	43,785	0.3%
Ping Identity Holding Corp.(3) 1001 17th Street, Denver, CO, 80202	Business services	First lien senior secured loan	S+	4.75%		10/2029	—%	65,479	65,376	65,479	0.4%
Plano HoldCo, Inc. (dba Perficient)(3) 555 Maryville University Drive, Saint Louis, MO, 63141	Business services	First lien senior secured loan	S+	3.50%		10/2031	—%	24,938	24,825	23,628	0.1%
Plasma Buyer LLC (dba PathGroup)(3) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured loan	S+	5.75%		05/2029	—%	107,103	105,745	103,623	0.6%
Plasma Buyer LLC (dba PathGroup)(3) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	6.25%		05/2029	—%	4,042	3,986	3,911	—%
Plasma Buyer LLC (dba PathGroup)(3) 5301 Virginia Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured revolving loan	S+	5.75%		05/2028	—%	12,182	12,066	11,786	0.1%
Pluralsight, LLC(3) 42 Future Way, Draper, UT, 84020	Education	First lien senior secured loan	S+		7.50%	08/2029	—%	1,306	1,306	1,306	—%
Pluralsight, LLC(3) 42 Future Way, Draper, UT, 84020	Education	First lien senior secured loan	S+	3.00%	1.50%	08/2029	—%	1,204	1,204	1,204	—%
Plusgrade Inc.(2) 1130 Sherbrooke Street West, Montreal	Business services	First lien senior secured loan	S+	3.50%		03/2031	—%	23,707	23,707	23,529	0.1%
PointClickCare Technologies, Inc.(4) 5570 Explorer DrMississauga, ON L4W 0C4, Canada, Mississauga	Healthcare technology	First lien senior secured loan	S+	3.25%		11/2031	—%	46,753	46,638	46,897	0.3%
Power Stop, LLC(3) 6112 West 73rd Street, Bedford Park, IL, 60638	Automotive aftermarket	First lien senior secured loan	S+	4.75%		01/2029	—%	29,018	28,849	21,619	0.1%
PPI Holding US INC. (dba Nuvei)(2) 1100 Boulevard, René-Lévesque Boulevard West, Canada	Financial services	First lien senior secured loan	S+	3.00%		07/2031	—%	19,950	19,906	19,974	0.1%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

PPT Holdings III, LLC (dba Park Place Technologies)(13) 747 Alpha Drive, Cleveland, OH, 44143	Telecommunications	First lien senior secured loan	N/A		12.75%	03/2034	—%	32,304	31,663	32,304	0.2%
PPV Intermediate Holdings, LLC(3) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured loan	S+	5.75%		08/2029	—%	161,763	159,579	161,763	0.9%
PPV Intermediate Holdings, LLC(3) 141 Longwater Drive, Norwell, MA, 02061	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	6.00%		08/2029	—%	9,997	9,921	9,997	0.1%
Pregis Topco LLC(2) 227 West Monroe Street, Chicago, IL, 60606	Containers and packaging	Second lien senior secured loan	S+	7.75%		08/2029	—%	2,500	2,500	2,500	—%
Pregis Topco LLC(2) 227 West Monroe Street, Chicago, IL, 60606	Containers and packaging	First lien senior secured loan	S+	4.00%		02/2029	—%	16,653	16,613	16,686	0.1%
Pregis Topco LLC(2) 227 West Monroe Street, Chicago, IL, 60606	Containers and packaging	Second lien senior secured loan	S+	6.75%		08/2029	—%	30,000	30,000	30,000	0.2%
Premise Health Holding Corp.(2) 5500 Maryland Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured loan	S+	5.25%		03/2031	—%	69,776	68,878	69,776	0.4%
Premise Health Holding Corp.(2)(14) 5500 Maryland Way, Brentwood, TN, 37027	Healthcare providers and services	First lien senior secured revolving loan	S+	5.25%		02/2030	—%	546	451	546	—%
Pretzel Parent, Inc.(2) 401 West Lincoln Avenue, Lititz, PA, 17543	Leisure and entertainment	First lien senior secured loan	S+	4.50%		08/2031	—%	14,774	14,570	14,601	0.1%
Pro Mach Group, Inc.(2) 50 East Rivercenter Boulevard, Covington, KY, 41011	Manufacturing	First lien senior secured loan	S+	2.75%		08/2028	—%	53,643	53,643	53,734	0.3%
ProAmpac PG Borrower LLC(3) 12025 Tricon Road, Cincinnati, OH, 45246	Containers and packaging	First lien senior secured loan	S+	4.00%		09/2028	—%	51,854	51,856	51,974	0.3%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(3) 211 South Gulph Road, King of Prussia, PA, 19406	Internet software and services	First lien senior secured loan	S+	3.25%		10/2030	—%	24,564	24,508	24,670	0.1%
Project Alpine Co-Invest Fund, LP 1450 Brickell Avenue, Miami, FL, 33131	Internet software and services	LP Interest	N/A			N/A	0.2%	17,000	17,012	22,325	0.1%
Project Boost Purchaser, LLC (dba J.D. Power)(3) 320 East Big Beaver Road, Troy, MI, 48083	Advertising and media	First lien senior secured loan	S+	3.00%		07/2031	—%	45,940	45,883	45,999	0.3%
Project Boost Purchaser, LLC (dba J.D. Power)(3) 320 East Big Beaver Road, Troy, MI, 48083	Advertising and media	Second lien senior secured loan	S+	5.25%		07/2032	—%	11,250	11,199	11,315	0.1%
Project Hotel California Co-Invest Fund, L.P. 11120 Four Points Drive, Austin, TX, 78726	Internet software and services	LP Interest	N/A			N/A	0.1%	3,522	3,507	6,479	—%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(2) 11300 Switzer Road, Overland Park, KS, 66210	Healthcare technology	First lien senior secured loan	S+	3.00%		03/2028	—%	53,121	53,121	53,163	0.3%
Proofpoint, Inc.(2) 925 West Maude Avenue, Sunnyvale, CA, 94085	Internet software and services	First lien senior secured term loan	S+	3.00%		08/2028	—%	58,911	58,625	58,917	0.3%
Puma Buyer, LLC (dba PANTHERx)(3) 24 Summit Park Drive, Pittsburgh, PA, 15275	Pharmaceuticals	First lien senior secured loan	S+	4.25%		03/2032	—%	130,344	129,394	130,344	0.7%
Pushpay USA Inc(3) 18300 Redmond Way, Redmond, WA, 98052	Financial services	First lien senior secured loan	S+	4.00%		08/2031	—%	14,925	14,925	15,000	0.1%
Pye-Barker Fire & Safety, LLC(3)(14) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured loan	S+	4.50%		05/2031	—%	245,189	243,943	244,575	1.4%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Pye-Barker Fire & Safety, LLC(3)(14) 2500 Northwinds Parkway, Alpharetta, GA, 30009	Business services	First lien senior secured revolving loan	S+	4.50%		05/2030	—%	4,213	4,075	4,128	—%
QAD, Inc.(2) 101 Innovation Place, Santa Barbara, CA, 93108	Internet software and services	First lien senior secured loan	S+	4.75%		11/2027	—%	46,049	46,049	46,049	0.3%
Quva Pharma, Inc.(3) 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478	Healthcare providers and services	First lien senior secured loan	S+	5.50%		04/2028	—%	5,875	5,790	5,816	—%
Quva Pharma, Inc.(3) 3 Sugar Creek Center Boulevard, Sugar Land, TX, 77478	Healthcare providers and services	First lien senior secured loan	S+	5.50%		04/2026	—%	1,362	1,347	1,348	—%
Raven Acquisition Holdings, LLC (dba R1 RCM)(2) 433 West Ascension Way, Murray, UT, 84123	Healthcare technology	First lien senior secured loan	S+	3.25%		11/2031	—%	58,649	58,412	58,578	0.3%
RealPage, Inc.(3) 2201 Lakeside Boulevard, Richardson, TX, 75082	Buildings and real estate	First lien senior secured loan	S+	3.00%		04/2028	—%	38,714	38,573	38,416	0.2%
RealPage, Inc.(3) 2201 Lakeside Boulevard, Richardson, TX, 75082	Buildings and real estate	First lien senior secured loan	S+	3.75%		04/2028	—%	25,785	25,655	25,785	0.2%
Relativity ODA LLC(2) 231 South LaSalle Street, Chicago, IL, 60604	Professional services	First lien senior secured loan	S+	4.50%		05/2029	—%	32,738	32,626	32,738	0.2%
Renaissance Learning, Inc.(3) 2911 Peach Street, Wisconsin Rapids, WI, 54494	Education	First lien senior secured loan	S+	4.00%		04/2030	—%	55,190	54,613	49,991	0.3%
Resonetics, LLC(3) 26 Whipple Street, Nashua, NH, 03060	Healthcare equipment and services	First lien senior secured loan	S+	3.25%		06/2031	—%	74,438	74,438	74,438	0.4%
Rhea Acquisition Holdings, LP 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	Series A-2 Units	N/A			N/A	1.9%	11,964,286	11,964	14,493	0.1%
Rhea Parent, Inc.(3) 1 Technology Circle, Columbia, SC, 29203	Healthcare equipment and services	First lien senior secured loan	S+	4.75%		12/2030	—%	202,293	201,745	201,787	1.2%
RL Datix Holdings (USA), Inc.(11) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured GBP term loan	SA+	5.25%		04/2031	—%	£30,608	37,897	41,733	0.2%
RL Datix Holdings (USA), Inc.(4) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured loan	S+	5.25%		04/2031	—%	66,094	65,518	65,763	0.4%
RL Datix Holdings (USA), Inc.(4)(14) 311 South Wacker Drive, Chicago, IL, 60606	Healthcare technology	First lien senior secured revolving loan	S+	5.25%		10/2030	—%	2,869	2,762	2,804	—%
Rocket BidCo, Inc. (dba Recochem)(3) 850, montée de Liesse, Canada	Chemicals	First lien senior secured loan	S+	5.75%		11/2030	—%	350,613	344,457	350,613	2.0%
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(13) One Gorham Island Road, Westport, CT, 06880	Healthcare providers and services	Series A Preferred Stock	N/A		15.00%	N/A	—%	27,355	33,705	31,302	0.2%
Rushmore Investment III LLC (dba Winland Foods)(2) 2015 Spring Road, Oak Brook, IL, 60523	Food and beverage	First lien senior secured loan	S+	5.00%		10/2030	—%	509,456	505,019	509,456	2.9%
Salinger Bidco Inc. (dba Surgical Information Systems)(3) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Healthcare technology	First lien senior secured loan	S+	5.75%		08/2031	—%	59,336	58,528	59,336	0.3%
Salinger Bidco Inc. (dba Surgical Information Systems)(3)(14) 8000 Avalon Boulevard, Alpharetta, GA, 30009	Healthcare technology	First lien senior secured revolving loan	S+	5.75%		05/2031	—%	1,148	1,074	1,148	—%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Saphilux S.a.r.L. (dba IQ-EQ)(4) 412F, Route d'Esch, Luxembourg City	Financial services	First lien senior secured loan	S+	3.50%		07/2028	—%	47,716	47,716	47,935	0.3%
Savor Acquisition, Inc. (dba Sauer Brands)(2) 2000 West Broad Street, Richmond, VA, 23220	Food and beverage	First lien senior secured loan	S+	3.25%		02/2032	—%	63,966	63,813	64,305	0.4%
Securonix, Inc.(3) 5080 Spectrum Drive, Addison, TX, 75001	Internet software and services	First lien senior secured loan	S+	4.00%	3.75%	04/2029	—%	30,226	30,067	27,128	0.2%
Securonix, Inc.(3)(14) 5080 Spectrum Drive, Addison, TX, 75001	Internet software and services	First lien senior secured revolving loan	S+	7.00%		04/2029	—%	120	96	(427)	—%
Sedgwick Claims Management Services, Inc.(3) 8125 Sedgwick Way, Memphis, TN, 38125	Internet software and services	First lien senior secured loan	S+	3.00%		07/2031	—%	44,638	44,498	44,777	0.3%
Sensor Technology Topco, Inc. (dba Humanetics)(3)(14) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured loan	S+	7.00%		05/2028	—%	254,023	253,352	254,023	1.5%
Sensor Technology Topco, Inc. (dba Humanetics)(8)(14) 23300 Haggerty Road, Farmington Hills, MI, 48335	Professional services	First lien senior secured EUR term loan	E+	7.25%		05/2028	—%	€43,474	47,105	51,033	0.3%
Severin Acquisition, LLC (dba PowerSchool)(2)(14) 150 Parkshore Drive, Folsom, CA, 95630	Education	First lien senior secured loan	S+	2.75%	2.25%	10/2031	—%	134,397	133,078	132,540	0.8%
Severin Acquisition, LLC (dba PowerSchool)(2)(14) 150 Parkshore Drive, Folsom, CA, 95630	Education	First lien senior secured revolving loan	S+	4.75%		10/2031	—%	7,074	6,929	6,870	—%
SimonMed, Inc.(2)(14) 16220 North Scottsdale Road, Scottsdale, AZ, 85254	Healthcare providers and services	First lien senior secured revolving loan	S+	4.75%		02/2031	—%	7,672	7,528	7,519	—%
SimonMed, Inc.(3)(14) 16220 North Scottsdale Road, Scottsdale, AZ, 85254	Healthcare providers and services	First lien senior secured loan	S+	4.75%		02/2032	—%	253,062	251,737	251,798	1.4%
Simplicity Financial Marketing Group Holdings, Inc.(2) 86 Summit Avenue, Summit, NJ, 07901	Insurance	First lien senior secured loan	S+	5.00%		12/2031	—%	150,516	149,089	149,010	0.9%
Simplicity Financial Marketing Group Holdings, Inc.(4)(14) 86 Summit Avenue, Summit, NJ, 07901	Insurance	First lien senior secured delayed draw term loan	S+	5.00%		12/2031	—%	8,931	8,701	8,685	—%
SimpliSafe Holding Corporation(2) 100 Summer Street, Boston, MA, 02108	Household products	First lien senior secured loan	S+	6.25%		05/2028	—%	140,389	138,850	140,389	0.8%
Sitecore Holding III A/S(3) 101 California StreetFloor 16, San Francisco, CA, 94111	Internet software and services	First lien senior secured loan	S+	3.25%	4.00%	03/2029	—%	4,432	4,409	4,432	—%
Sitecore Holding III A/S(8) 101 California StreetFloor 16, San Francisco, CA, 94111	Internet software and services	First lien senior secured EUR term loan	E+	3.25%	4.00%	03/2029	—%	€25,715	27,009	30,186	0.2%
Sitecore USA, Inc.(3) 101 California StreetFloor 16, San Francisco, CA, 94111	Internet software and services	First lien senior secured loan	S+	3.25%	4.00%	03/2029	—%	26,722	26,585	26,722	0.2%
Smarsh Inc.(3)(14) 851 South West 6th Avenue, Portland, OR, 97204	Financial services	First lien senior secured loan	S+	4.75%		02/2029	—%	112,983	112,307	112,685	0.6%
Soleo Holdings, Inc.(3) 2801 Network Boulevard, Frisco, TX, 75034	Healthcare providers and services	First lien senior secured loan	S+	4.50%		02/2032	—%	112,324	111,787	112,324	0.6%
Soliant Lower Intermediate, LLC (dba Soliant)(4) 5550 Peachtree Parkway, Peachtree Corner, GA, 30092	Healthcare providers and services	First lien senior secured loan	S+	3.75%		07/2031	—%	65,794	63,325	65,136	0.4%
Sonny's Enterprises, LLC(3)(14) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured loan	S+	5.50%		08/2028	—%	165,629	163,991	164,387	0.9%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Sonny's Enterprises, LLC(3)(14) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured delayed draw term loan	S+	6.50%		08/2028	—%	6,238	6,100	6,238	—%
Sonny's Enterprises, LLC(3)(14) 5870 Hiatus Road, Tamarac, FL, 33321	Manufacturing	First lien senior secured revolving loan	S+	5.50%		08/2027	—%	13,134	12,948	12,940	0.1%
Sophos Holdings, LLC(2) Abingdon Science Park Abingdon OX14 3YP, United Kingdom	Internet software and services	First lien senior secured loan	S+	3.50%		03/2027	—%	38,305	38,140	38,431	0.2%
Southern Air & Heat Holdings, LLC(3)(14) 1060 Maitland Center Commons Boulevard, Maitland, FL, 32751	Household products	First lien senior secured loan	S+	4.75%		10/2027	—%	2,240	2,226	2,240	—%
Southern Air & Heat Holdings, LLC(3)(14) 1060 Maitland Center Commons Boulevard, Maitland, FL, 32751	Household products	First lien senior secured delayed draw term loan	S+	5.25%		10/2027	—%	10,473	9,799	10,473	0.1%
Southern Veterinary Partners, LLC(3) 2204 Lakeshore Drive, Birmingham, AL, 35209	Healthcare technology	First lien senior secured loan	S+	3.25%		12/2031	—%	39,900	39,762	39,916	0.2%
Sovos Compliance, LLC(2) 200 Ballardvale Street, Wilmington, MA, 01887	Professional services	First lien senior secured loan	S+	4.00%		08/2029	—%	48,504	48,533	48,717	0.3%
Spaceship Purchaser, Inc. (dba Squarespace)(3) 225 Varick Street, New York, NY, 10014	Internet software and services	First lien senior secured loan	S+	5.00%		10/2031	—%	125,388	124,808	125,388	0.7%
Spotless Brands, LLC(2)(14) 2 Mid America Plaza, Oakbrook Terrace, IL, 60181	Automotive services	First lien senior secured revolving loan	S+	5.75%		07/2028	—%	1,347	1,332	1,347	—%
Spotless Brands, LLC(3) 2 Mid America Plaza, Oakbrook Terrace, IL, 60181	Automotive services	First lien senior secured loan	S+	5.75%		07/2028	—%	81,301	80,688	81,301	0.5%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(3) 1615 West Chester Pike, West Chester, PA, 19382	Education	First lien senior secured loan	S+	4.00%		10/2030	—%	15,107	15,107	15,154	0.1%
Starlight Parent, LLC (dba SolarWinds)(3) 7171 Southwest Parkway, Austin, TX, 78735	Internet software and services	First lien senior secured loan	S+	4.00%		03/2032	—%	11,500	11,157	11,227	0.1%
Storable Intermediate Holdings, LLC(2) 10900 Research Boulevard, Austin, TX, 78759	Internet software and services	First lien senior secured loan	S+		6.00%	04/2032	—%	28,614	28,473	28,471	0.2%
Storable, Inc.(2) 10900 Research Boulevard, Austin, TX, 78759	Internet software and services	First lien senior secured loan	S+	3.25%		04/2031	—%	69,501	69,383	69,369	0.4%
STS PARENT, LLC (dba STS Aviation Group)(3) 2000 Northeast Jensen Beach Boulevard, Jensen Beach, FL, 34957	Aerospace and defense	First lien senior secured loan	S+	5.00%		10/2031	—%	134,842	134,228	134,168	0.8%
STS PARENT, LLC (dba STS Aviation Group)(3)(14) 2000 Northeast Jensen Beach Boulevard, Jensen Beach, FL, 34957	Aerospace and defense	First lien senior secured revolving loan	S+	5.00%		10/2030	—%	9,951	9,887	9,876	0.1%
Summit Acquisition Inc. (dba K2 Insurance Services)(2) 12651 High Bluff Drive, San Diego, CA, 92130	Insurance	First lien senior secured loan	S+	3.75%		10/2031	—%	19,950	19,858	19,926	0.1%
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)(13) 1601 Cloverfield Boulevard, Santa Monica, CA, 90404	Human resource support services	Series A Preferred Stock	N/A		10.50%	N/A	—%	12,750	18,439	16,173	0.1%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

SWK BUYER, Inc. (dba Stonewall Kitchen)(3) 2 Stonewall Lane, York, ME, 03909	Consumer products	First lien senior secured loan	S+	5.25%		03/2029	—%	58,174	57,482	57,302	0.3%
SWK BUYER, Inc. (dba Stonewall Kitchen)(4)(14) 2 Stonewall Lane, York, ME, 03909	Consumer products	First lien senior secured revolving loan	S+	5.25%		03/2029	—%	1,674	1,615	1,590	—%
Tacala, LLC(2) 3750 Corporate Woods Drive, Vestavia Hills, AL, 35242	Food and beverage	First lien senior secured loan	S+	3.50%		01/2031	—%	55,225	55,092	55,429	0.3%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(3) 3207 Grey Hawk Court, Carlsbad, CA, 92010	Infrastructure and environmental services	First lien senior secured loan	S+	5.75%		03/2029	—%	6,617	6,531	6,617	—%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(3)(14) 3207 Grey Hawk Court, Carlsbad, CA, 92010	Infrastructure and environmental services	First lien senior secured loan	S+	5.75%		03/2028	—%	32,310	31,932	32,310	0.2%
TBRS, Inc. (dba TEAM Technologies)(3) 5949 Commerce Boulevard, Morristown, TN, 37814	Healthcare equipment and services	First lien senior secured loan	S+	4.75%		11/2031	—%	152,008	151,211	151,248	0.9%
TBRS, Inc. (dba TEAM Technologies)(3)(14) 5949 Commerce Boulevard, Morristown, TN, 37814	Healthcare equipment and services	First lien senior secured revolving loan	S+	4.75%		11/2030	—%	1,295	1,190	1,190	—%
TCB Holdings I LLC (dba TricorBraun)(13) 6 City Place Drive, Saint Louis, MO, 63141	Containers and packaging	Class A Preferred Units	N/A		14.00%	N/A	—%	87,500	89,997	90,289	0.5%
Tecta America Corp.(2) 9450 West Bryn Mawr Avenue, Rosemont, IL, 60018	Business services	First lien senior secured loan	S+	3.00%		02/2032	—%	37,333	37,244	37,367	0.2%
The Shade Store, LLC(3) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty retail	First lien senior secured loan	S+	6.00%		10/2029	—%	104,630	102,725	99,137	0.6%
The Shade Store, LLC(3) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty retail	First lien senior secured loan	S+	7.00%		10/2029	—%	13,827	13,662	13,377	0.1%
The Shade Store, LLC(3)(14) 21 Abendroth Avenue, Port Chester, NY, 10573	Specialty retail	First lien senior secured revolving loan	S+	6.00%		10/2028	—%	2,808	2,683	2,241	—%
Thevelia (US) LLC (dba Tricor)(3) 15/F, Manulife Place, Hong Kong	Professional services	First lien senior secured loan	S+	3.00%		06/2029	—%	10,991	10,991	10,993	0.1%
THG Acquisition, LLC (dba Hilb)(2)(14) 1001 Pennsylvania Avenue, Northwest, Washington, DC, 20004	Insurance	First lien senior secured loan	S+	4.50%		10/2031	—%	93,355	92,433	92,321	0.5%
THG Acquisition, LLC (dba Hilb)(2)(14) 1001 Pennsylvania Avenue, Northwest, Washington, DC, 20004	Insurance	First lien senior secured revolving loan	S+	4.75%		10/2031	—%	769	680	666	—%
Thunder Purchaser, Inc. (dba Vector Solutions)(3) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	First lien senior secured loan	S+	5.50%		06/2028	—%	12,616	12,553	12,616	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(3)(14) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	First lien senior secured loan	S+	5.25%		06/2028	—%	31,935	31,794	31,935	0.2%
Thunder Topco L.P. (dba Vector Solutions) 4890 West Kennedy Boulevard, Tampa, FL, 33609	Internet software and services	Common Units	N/A			N/A	0.1%	712,884	713	848	—%
Tivity Health, Inc.(2) 4031 Aspen Grove Drive, Franklin, TN, 37067	Healthcare providers and services	First lien senior secured loan	S+	5.00%		06/2029	—%	74,640	74,641	74,640	0.4%
Tricentis Operations Holdings, Inc.(2) 5301 Southwest Parkway, Austin, TX, 78735	Internet software and services	First lien senior secured loan	S+	1.38%	4.88%	02/2032	—%	50,887	50,407	50,378	0.3%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units		Amortized Cost	Fair Value	% of Net Assets

Tricorbraun Holdings, Inc.(2) 6 City Place Drive, Saint Louis, MO, 63141	Containers and packaging	First lien senior secured loan	S+	3.25%		03/2028	—%	56,821		56,417	56,730	0.3%
Troon Golf, L.L.C.(3)(14) 15044 North Scottsdale Road, Scottsdale, AZ, 85254	Leisure and entertainment	First lien senior secured loan	S+	4.75%		08/2028	—%	380,734		380,511	380,734	2.2%
Trucordia Insurance Holdings, LLC(2) 2745 West 600 North, Lindon, UT, 84042	Insurance	First lien senior secured loan	S+	3.25%		06/2032	—%	104,000		103,741	103,740	0.6%
Trucordia Insurance Holdings, LLC(2) 2745 West 600 North, Lindon, UT, 84042	Insurance	Second lien senior secured loan	S+	5.75%		06/2033	—%	275,750		273,001	272,993	1.6%
Truist Insurance Holdings, LLC(3) 214 North Tryon Street, Charlotte, NC, 28202	Insurance	First lien senior secured loan	S+	2.75%		05/2031	—%	3,500		3,491	3,499	—%
UKG Inc. (dba Ultimate Software)(2) 900 Chelmsford Street, Lowell, MA, 01851	Human resource support services	First lien senior secured loan	S+	3.00%		02/2031	—%	19,885		19,851	19,955	0.1%
Unified Women's Healthcare, LP(2) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	5.25%		06/2029	—%	71,444		71,011	71,444	0.4%
Unified Women's Healthcare, LP(2) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured loan	S+	5.50%		06/2029	—%	68,027		67,612	68,027	0.4%
Unified Women's Healthcare, LP(2)(14) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured delayed draw term loan	S+	5.00%		06/2029	—%	36,392		36,089	36,189	0.2%
Unified Women's Healthcare, LP(3) 4010 West Boy Scout Boulevard, Tampa, FL, 33607	Healthcare providers and services	First lien senior secured loan	S+	5.50%		06/2029	—%	81,615		81,223	81,615	0.5%
USIC Holdings, Inc.(3)(14) 9045 North River Road, Indianapolis, IN, 46240	Infrastructure and environmental services	First lien senior secured loan	S+	5.50%		09/2031	—%	38,501		38,156	37,401	0.2%
USIC Holdings, Inc.(3)(14) 9045 North River Road, Indianapolis, IN, 46240	Infrastructure and environmental services	First lien senior secured revolving loan	S+	5.25%		09/2031	—%	2,207		2,164	2,074	—%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(2)(14) 99 Wood Avenue South, Iselin, NJ, 08830	Insurance	First lien senior secured loan	S+	5.00%		12/2029	—%	37,304		37,082	37,304	0.2%
Valeris, Inc. (fka Phantom Purchaser, Inc.)(3) 150 Hilton Drive, Jeffersonville, IN, 47130	Healthcare providers and services	First lien senior secured loan	S+	5.00%		09/2031	—%	88,972		88,158	88,750	0.5%
Valeris, Inc. (fka Phantom Purchaser, Inc.)(3) 150 Hilton Drive, Jeffersonville, IN, 47130	Healthcare providers and services	First lien senior secured loan	S+	4.75%		09/2031	—%	184,510		182,690	182,665	1.0%
Velocity HoldCo III Inc. (dba VelocityEHS)(3) 222 Merchandise Mart Plaza, Chicago, IL, 60654	Chemicals	First lien senior secured loan	S+	5.50%		04/2027	—%	2,264		2,246	2,264	—%
Vensure Employer Services, Inc.(2) 1475 South Price Road, Chandler, AZ, 85286	Professional services	First lien senior secured loan	S+	4.76%		09/2031	—%	180,959		179,303	179,149	1.0%
Vermont Aus Pty Ltd(10) Quarter One, Level 2, 1 Epping Road, North Ryde	Healthcare providers and services	First lien senior secured AUD term loan	B+	5.75%		03/2028	—%	A$	70,350	47,791	45,874	0.3%
Vessco Midco Holdings, LLC(2)(14) 8225 Upland Circle, Chanhassen, MN, 55317	Infrastructure and environmental services	First lien senior secured loan	S+	4.75%		07/2031	—%	80,969		80,192	80,564	0.5%
Vestwell Holdings, Inc. 360 Madison Avenue, New York, NY, 10017	Financial services	Series D Preferred Stock	N/A			N/A	0.1%	50,726		1,007	1,075	—%
VIRTUSA CORPORATION(2) 132 Turnpike Road, Southborough, MA, 01772	Internet software and services	First lien senior secured loan	S+	3.25%		02/2029	—%	29,527		29,547	29,513	0.2%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Vistage International, Inc.(3) 4840 Eastgate Mall, San Diego, CA, 92121	Professional services	First lien senior secured loan	S+	3.75%		07/2029	—%	29,688	29,688	29,614	0.2%
Vital Bidco AB (dba Vitamin Well)(3) Sturegatan 11, Stockholm, NY, 11436	Food and beverage	First lien senior secured loan	S+	4.50%		10/2031	—%	225,476	221,545	225,476	1.3%
W.A. Kendall and Company, LLC(2) 2736 Meadow Church Road, Duluth, GA, 30097	Infrastructure and environmental services	First lien senior secured loan	S+	5.75%		04/2030	—%	39,540	39,146	39,144	0.2%
W.A. Kendall and Company, LLC(2)(14) 2736 Meadow Church Road, Duluth, GA, 30097	Infrastructure and environmental services	First lien senior secured revolving loan	S+	5.88%		04/2030	—%	2,529	2,447	2,447	—%
Walker Edison Furniture Company LLC(2)(14) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured delayed draw term loan	S+		6.75%	03/2027	—%	604	587	604	—%
Walker Edison Furniture Company LLC(3) 1553 West 9000 South, West Jordan, UT, 84088	Household products	First lien senior secured loan	S+		6.75%	03/2027	—%	6,272	4,955	350	—%
Walker Edison Holdco LLC 1553 West 9000 South, West Jordan, UT, 84088	Household products	Common Units	N/A			N/A	3.3%	29,167	2,821	—	—%
Wand Newco 3, Inc. (dba Caliber )(2) 2941 Lake Vista Drive, Lewisville, TX, 75067	Automotive services	First lien senior secured loan	S+	2.50%		01/2031	—%	21,874	21,714	21,762	0.1%
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(2) 5000 Centregreen Way, Cary, NC, 27513	Healthcare providers and services	First lien senior secured loan	S+	3.00%		02/2032	—%	30,000	29,873	29,634	0.2%
When I Work, Inc.(3) 420 North 5th Street, Minneapolis, MN, 55401	Internet software and services	First lien senior secured loan	S+	5.50%		11/2027	—%	26,835	26,735	26,165	0.2%
White Cap Supply Holdings, LLC(2) 6250 Brook Hollow Parkway, Norcross, GA, 30071	Distribution	First lien senior secured loan	S+	3.25%		10/2029	—%	48,117	47,929	47,780	0.3%
WMC Bidco, Inc. (dba West Monroe)(13) 222 West Adams Street, Chicago, IL, 60606	Internet software and services	Senior Preferred Stock	N/A		11.25%	N/A	—%	33,385	49,770	49,523	0.3%
WP Irving Co-Invest, L.P. 11511 Reed Hartman Highway, Blue Ash, OH, 45241	Healthcare technology	Partnership Units	N/A			N/A	—%	1,250,000	737	1,644	—%
Wrench Group LLC(3) 1819 Main Street, Sarasota, FL, 34236	Buildings and real estate	First lien senior secured loan	S+	4.00%		10/2028	—%	14,393	14,378	14,325	0.1%
WU Holdco, Inc. (dba PurposeBuilt Brands)(3) 705 Tri-State Parkway, Gurnee, IL, 60031	Consumer products	First lien senior secured loan	S+	4.75%		04/2032	—%	189,644	189,180	189,170	1.1%
XOMA Corporation 2200 Powell Street, Emeryville, CA, 94608	Healthcare providers and services	Warrants	N/A			N/A	0.4%	54,000	369	530	—%
XPLOR T1, LLC(3) 11330 Olive Boulevard, Suite 200, Creve Coeur, MO, 63141	Business services	First lien senior secured loan	S+	3.50%		06/2031	—%	49,625	49,625	49,625	0.3%
Zelis Cost Management Buyer, Inc.(2) 149 Newbury Street, Boston, MA, 02116	Healthcare technology	First lien senior secured loan	S+	2.75%		09/2029	—%	4,938	4,918	4,901	—%
Zelis Cost Management Buyer, Inc.(2) 149 Newbury Street, Boston, MA, 02116	Healthcare technology	First lien senior secured loan	S+	3.25%		11/2031	—%	70,607	70,281	70,155	0.4%
Zendesk, Inc.(3)(14) 181 South Fremont Street, San Francisco, CA, 94105	Internet software and services	First lien senior secured loan	S+	5.00%		11/2028	—%	155,417	153,055	155,417	0.9%
Zest Acquisition Corp.(3) 2875 Loker Avenue East, Carlsbad, CA, 92010	Healthcare equipment and services	First lien senior secured loan	S+	5.25%		02/2028	—%	19,435	19,435	19,338	0.1%

			Interest				% of Class Held on a Fully Diluted Basis
Company(1)	Industry	Investment	Ref. Rate	Cash	PIK	Maturity Date		Par/Units	Amortized Cost	Fair Value	% of Net Assets

Zoro TopCo, Inc.(3) 181 South Fremont Street, San Francisco, CA, 94105	Internet software and services	Series A Preferred Equity	S+		9.50%	N/A	—%	16,562	16,079	16,388	0.1%
Zoro TopCo, L.P. 181 South Fremont Street, San Francisco, CA, 94105	Internet software and services	Class A Common Units	N/A			N/A	0.2%	1,380,129	13,801	15,491	0.1%
Total non-controlled/non-affiliated misc. debt commitments(14)(Item 25. Financial Statements and Exhibits, Note 7)									(15,430)	(10,298)	(0.1)%
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* Amounts in thousands, except share amounts.
(1)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR”or “E”) (which can include one-, three- or six-month EURIBOR), Canadian Overnight Repo Rate Average (“CORRA” or “C”) (which can include one- or three-month CORRA), Australian Bank Bill Swap Bid Rate (“BBSY” or “B”) (which can include one-, three-, or six-month BBSY), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(2)The interest rate on these investments is subject to 1 month SOFR, which as of June 30, 2025 was 4.32%.
(3)The interest rate on these investments is subject to 3 month SOFR, which as of June 30, 2025 was 4.29%.
(4)The interest rate on these investments is subject to 6 month SOFR, which as of June 30, 2025 was 4.15%.
(5)The interest rate on these investments is subject to 12 month SOFR, which as of June 30, 2025 was 3.88%.
(6)The interest rate on these investments is subject to 3 month CORRA, which as of June 30, 2025 was 2.68%.
(7)The interest rate on these investments is subject to 1 month EURIBOR, which as of June 30, 2025 was 1.93%.
(8)The interest rate on these investments is subject to 3 month EURIBOR, which as of June 30, 2025 was 1.94%.
(9)The interest rate on these investments is subject to 6 month EURIBOR, which as of June 30, 2025 was 2.05%.
(10)The interest rate on these investments is subject to 3 month BBSY, which as of June 30, 2025 was 3.60%.
(11)The interest rate on these investments is subject to SONIA, which as of June 30, 2025 was 4.22%.
(12)The interest rate on these investments is subject to Prime, which as of June 30, 2025 was 7.50%.
(13)Investment does not contain a variable rate structure.
(14)Position or portion thereof is a partially unfunded debt or equity commitment.

MANAGEMENT OF THE COMPANY
Our business and affairs are managed under the direction of our board of directors (the “Board”). The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board consists of six members, five of whom are not “interested persons” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board. We refer to these individuals as our independent directors. Our Board elects our executive officers, who serve at the discretion of the Board.
Board of Directors
Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors
Information regarding the Board is as follows:

Name, Address, and Age(1)	Position(s) Held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Christopher M. Temple, 58	Director	President of DelTex Capital LLC	Class I Director since 2020; Term expires in 2027	5	OBDC OBDC II OTF OTIC
Melissa Weiler, 60	Director	Private Investor Managing Director and member of the Management Committee of Crescent Capital Group (through 2020)	Class I Director since 2021; Term expires in 2027	5	OBDC OBDC II OTF OTIC Jefferies Financial Group, Inc.
Edward D'Alelio, 73	Chairman of the Board, Director	Retired	Class II Director since 2020; Term expires in 2028	5	OBDC OBDC II OTF OTIC
Eric Kaye, 62	Director	Chief Executive Officer and Founder of Kayezen, LLC (formerly ARQ^EX Fitness Systems)	Class III Director since 2020; Term expires in 2026	5	OBDC OBDC II OTF OTIC
Victor Woolridge, 68	Director	Managing Director of Barings Real Estate Advisers LLC	Class III Director since 2021; Term expires in 2026	5	OBDC OBDC II OTF OTIC
Interested Director(4)
Craig W. Packer, 58	Chief Executive Officer and Director	Co-Founder of Blue Owl Capital Partners Co-President of Blue Owl Co-Chief Investment Officer of each of the Blue Owl Credit Advisers Chief Executive Officer of the Blue Owl BDCs	Class II Director since 2020; Term expires in 2028	5	OBDC OBDC II OTF OTIC Blue Owl Capital Inc. (“Blue Owl”)
__________________
(1)The address for each director is c/o Blue Owl Credit Income Corp., 399 Park Avenue, New York, New York 10022.
(2)Directors serve for three-year terms until the next annual meeting of shareholders and until their successors are duly elected and qualified.
(3)The term “Fund Complex” refers to the Blue Owl BDCs. Directors and officers who oversee the funds in the Fund Complex are noted.
(4)“Interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Mr. Packer is an “interested person” because of his affiliation with the Adviser.

Executive Officers Who Are Not Directors
Information regarding our executive officers who are not directors is as follows:

Name	Age	Position	Officer Since
Karen Hager	53	Chief Compliance Officer	2020
Jonathan Lamm	51	Chief Financial Officer and Chief Operating Officer	2021
Neena Reddy	47	Vice President and Secretary	2020
Matthew Swatt	37	Co-Chief Accounting Officer, Co-Controller, and Co-Treasurer	2021
Shari Withem	42	Co-Chief Accounting Officer, Co-Controller, and Co-Treasurer	2021
Logan Nicholson	45	President	2024
The address for each executive officer is c/o Blue Owl Credit Income Corp., 399 Park Avenue, New York, NY 10022.
Biographical Information
The following is information concerning the business experience of our Board and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.
Interested Director
Mr. Packer is the Chief Executive Officer of each of the Blue Owl BDCs and is a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Additionally, Mr. Packer is a Co-President and a director of Blue Owl. Mr. Packer is also the Head of the Credit platform and serves as a Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Packer co-founded Owl Rock Capital Partners (“Owl Rock”), the predecessor firm to Blue Owl’s Credit platform. In addition, Mr. Packer has served on the boards of directors of OBDC and OBDC II since March 2016 and November 2016, respectively, on the board of directors of OTF since August 2018, on the board of directors of the Company since September 2020, and since August 2021 he has served on the board of directors of OTIC. Mr. Packer previously served on the board of directors of OBDE from February 2020 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. Packer also served as President of OBDE since its inception until January 2024 and as President of the Company, OBDC, OBDC II, OTF, OTF II and OTIC since each of their inceptions until August 2024. Prior to co-founding Owl Rock, Mr. Packer was a Partner and Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Prior to joining Goldman Sachs & Co., Mr. Packer was the Global Head of High Yield Capital Markets at Credit Suisse First Boston, and before that he worked at Donaldson, Lufkin & Jenrette. Mr. Packer serves as Treasurer of the Board of Trustees of Greenwich Academy, and Co-Chair of the Honorary Board of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer is also on the Advisory Board for the Mount Sinai Department of Rehabilitation and Human Performance and serves as a director of Wingspire Capital LLC. In addition, Mr. Packer is on the Foundation Board of Trustees for the McIntire School of Commerce, University of Virginia and is a member of the Board of Trustees of the University of Virginia Athletics Foundation. Mr. Packer earned an M.B.A. from Harvard Business School and a B.S. from the University of Virginia.
We believe Mr. Packer’s depth of experience in corporate finance, capital markets and financial services gives the board of directors valuable industry-specific knowledge and expertise on these and other matters, and his history with us and the Adviser, provide an important skill set and knowledge base to the Board.
Independent Directors
Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the investment arm of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to

May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple started his career in the audit and tax departments of KPMG’s Houston office and was a licensed CPA from 1989 to 1993. Mr. Temple has served on the board of directors of Plains GP Holdings, L.P., the general partner of Plains All American Pipeline Company from November 2016 through May 2024 and served as a member of the Plains GP Holdings, L.P. compensation committee from November 2020 through May 2024. Mr. Temple also served as a director of Plains All American Pipeline, L.P’s (“PAA”) general partner from May 2009 to November 2016. He was a member of the PAA Audit Committee from 2009 to 2016. Prior public board service includes board and audit committee service for Clear Channel Outdoor Holdings from April 2011 to May 2016 and on the board and audit committee of Charter Communications Inc. from November 2009 through January 2011. In addition to public boards, Mr. Temple has served on private boards including Brawler Industries, National HME, Loenbro, Inc. and HMT, LLC and as Operating Executive/Senior Advisor for Tailwind Capital, LLC, a New York-based middle market private equity firm. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since September 2020 he has served on the board of directors of the Company, and since August 2021 he has served on the board of directors of OTIC . Mr. Temple previously served on the board of directors of OBDE from February 2020 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.
We believe Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to the board of directors.
Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston — School of Management. He is also President of the UMass Foundation. He serves on the Advisory Committees of Ceres Farms. Since September 2009, he has served as director of Vermont Farmstead Cheese. Mr. D'Alelio has served on the board of Blackstone Senior Floating Rate 2027 Term Fund from April 2010 until February 2025, Blackstone Long Short Credit Income Fund from November 2010 until February 2025 and Blackstone Strategic Credit 2027 Term Fund from May 2021 until February 2025. Since March 2016 and November 2016, he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since September 2020 he has served on the board of directors of the Company and since August 2021 a he has served on the board of directors of OTIC. Mr. D’Alelio previously served on the board of directors of OBDE from February 2020 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care, Trump Entertainment Resorts and UMass Memorial Hospital. Mr. D’Alelio is a graduate of the Univ. of Mass Boston and has an M.B.A. from Boston University.
We believe Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the board of directors.
Mr. Kaye is the Chief Executive Officer and founder of Kayezen, LLC, a physical therapy and fitness equipment design company. Prior to founding Kayezen, LLC, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle-market companies. Prior to joining UBS, Mr. Kaye had served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Since March 2016 and November 2016 he has served on the boards of directors of OBDC and OBDC II, respectively, since August 2018 he has served on the board of directors of OTF, since September 2020 he has served on the board of directors of the Company and since August 2021 he has served on the board of directors of OTIC. Mr. Kaye previously served on the board of directors of OBDE from February 2020 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.
We believe Mr. Kaye’s management positions and experiences in the middle market provide the board of directors with valuable insight.
Ms. Weiler was formerly a Managing Director and a member of the Management Committee of Crescent Capital Group, a Los Angeles-based asset management firm (“Crescent”), where she served from January 2011 until she retired in December 2020. During that time, Ms. Weiler was responsible for the oversight of Crescent’s CLO management business from July 2017 through December 2020, and managed several multi-strategy credit funds from January 2011 through June 2017. During her tenure at Crescent, she also served on the Risk Management and Diversity & Inclusion committees. From October 1995 to December 2010, Ms. Weiler was a Managing Director at Trust Company of the West, a Los Angeles-based asset management firm (“TCW”). At TCW, she managed several multi-strategy credit funds from July 2006 to December 2010, and served as lead portfolio manager for TCW’s high-yield bond strategy from October 1995 to June 2006. Ms. Weiler has served on the board of directors of Jefferies Financial Group Inc. since July 2021. She is a member of the Cedars-Sinai Board of Governors and is actively involved in 100 Women in Finance. Ms. Weiler joined the boards of directors of the Company, OBDC, OBDC II and OTF in February 2021 and the boards of directors of OTIC in August 2021. Ms. Weiler previously served on the board of directors of OBDE from February 2021 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Ms. Weiler holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.
We believe Ms. Weiler’s broad investment management background, together with her financial and accounting knowledge, brings important and valuable skills to the Board.
Mr. Woolridge was formerly a Managing Director of Barings Real Estate Advisers, LLC (“Barings”), the real estate investment unit of Barings LLC, a global asset management firm. Mr. Woolridge most recently served as Head of the U.S. Capital Markets for Equity Real Estate Funds at Barings. Mr. Woolridge previously served as Vice President and Managing Director and Head of Debt Capital Markets – Equities of Cornerstone Real Estate Advisers LLC (prior to its rebranding under the Barings name) (“Cornerstone”) from January 2013 to September 2016 and as Vice President Special Servicing from January 2010 to January 2013. Prior to joining Cornerstone, Mr. Woolridge served as a Managing Director of Babson Capital Management LLC (“Babson”) from January 2000 to January 2010. Prior to joining Babson, Mr. Woolridge served as Director of Loan Originations and Assistant Regional Director of MassMutual Financial Group from September 1982 to January 2000. Since 2009, Mr. Woolridge has served on the University of Massachusetts (UMass) Board of Trustees and has previously served as Chairman of the Board and as Chairman of the Board’s Committee on Administration and Finance. Mr. Woolridge has served as trustee for University of Massachusetts Global since 2021. Since 2022, Mr. Woolridge has served as a director of Trumbull Property Income Fund and Fallon Health. Mr. Woolridge has also served on the UMass Foundation’s investment committee since 2021.Mr. Woolridge previously served on the Board of Trustees of Baystate Health from 2005 to 2016, which included service as Chairman of the Board and on the Board’s compensation, finance, governance and strategy committees. Mr. Woolridge joined the boards of directors of the Company, OBDC, OBDC II, OTF and OTIC in November 2021.Mr. Woolridge previously served on the board of directors of OBDE from November 2021 until January 2025 and on the board of directors of OTF II from November 2021 until March 2025. Mr. Woolridge holds a B.S. from the University of Massachusetts at Amherst and is a Certified Commercial Investment Member.
We believe Mr. Woolridge’s numerous management positions and broad experiences in the asset management and financial services sectors provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board of Directors.

Executive Officers Who Are Not Directors
Ms. Hager is a member of Blue Owl’s Operating Committee and also serves as the Chief Compliance Officer of Blue Owl and each of the Blue Owl Credit Advisers and the Blue Owl BDCs. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in March 2018, Ms. Hager was Chief Compliance Officer at Abbott Capital Management. Previous to Abbott, Ms. Hager worked as SVP, Director of Global Compliance and Chief Compliance Officer at The Permal Group, and as Director of Compliance at Dominick & Dominick Advisors LLC. Prior to joining Dominick & Dominick Advisors LLC, Ms. Hager was a Senior Securities Compliance Examiner/Staff Accountant at the US Securities and Exchange Commission. Ms. Hager received a B.S. in Accounting from Brooklyn College of the City University of New York.
Ms. Reddy is a Vice President and Secretary of each of the Blue Owl BDCs and Chief Legal Officer of each of the Blue Owl Credit Advisers. Ms. Reddy also serves as the General Counsel, Chief Legal Officer and Secretary of Blue Owl, and as a member of the Blue Owl’s Operating Committee. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Ms. Reddy was associate general counsel at Goldman, Sachs & Co LLC, from June 2010 to April 2019 and was dedicated to Goldman Sachs Asset Management L.P. (“GSAM”), where she was responsible for GSAM managed direct alternative products, including private credit. Prior to GSAM, Ms. Reddy practiced as a corporate attorney at Boies Schiller & Flexner LLP and at Debevoise & Plimpton LLP. Ms. Reddy joined the Board of Directors for Partnership for New York City, representing Blue Owl, in 2024. Prior to becoming an attorney, Ms. Reddy was a financial analyst in the private wealth division at Goldman, Sachs & Co. Ms. Reddy received a J.D. from New York University School of Law and a B.A. in English, magna cum laude, from Georgetown University.
Mr. Swatt is the Co-Chief Accounting Officer, Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Mr. Swatt is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in May 2016, Mr. Swatt was an Assistant Controller at Guggenheim Partners in their Private Credit group, where he was responsible for the finance, accounting, and financial reporting functions. Preceding that role, Mr. Swatt worked within the Financial Services -- Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Swatt received a B.S. in Accounting from the University of Maryland and is a licensed Certified Public Accountant in New York.
Ms. Withem is the Co-Chief Accounting Officer, Co-Treasurer and Co-Controller of each of the Blue Owl BDCs. Ms. Withem is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl's Credit platform, in March 2018, Ms. Withem was Vice President of Sixth Street Specialty Lending, Inc., a business development company traded on the NYSE, where she was responsible for accounting, financial reporting, treasury and internal controls functions. Preceding that role, Ms. Withem worked for MCG Capital Corporation, a business development company formerly traded on the Nasdaq and Deloitte in the Audit and Assurance Practice. Ms. Withem received a B.S. in Accounting from James Madison University and is a licensed Certified Public Accountant in Virginia.
Mr. Lamm is Chief Financial Officer and Chief Operating Officer of each of the Blue Owl BDCs. Mr. Lamm is also a Senior Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in April 2021, Mr. Lamm served as the Chief Financial Officer and Treasurer of Goldman Sachs BDC, Inc. (“GSBD”), a business development company traded on the New York Stock Exchange. Mr. Lamm was responsible for building and overseeing GSBD’s finance, treasury, accounting and operations functions from April 2013 through March 2021, including during its initial public offering in March 2015. During his time at Goldman Sachs, Mr. Lamm also served as Chief Financial Officer and Treasurer of Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs Private Middle Market Credit II LLC and Goldman Sachs Middle Market Lending Corp. prior to the completion of its merger with GSBD in October 2020. Throughout his twenty-two years at Goldman Sachs, Mr. Lamm held various positions. From 2013 to 2021, Mr. Lamm served as Managing Director, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2007 to 2013, Mr. Lamm served as Vice President, Chief Operating Officer and Chief Financial Officer at GSAM Credit Alternatives. From 2005 to 2007, Mr. Lamm served as Vice President in the Financial Reporting group and, from 1999 to 2005, he served as a Product Controller. Prior to joining Goldman Sachs, Mr. Lamm worked in public accounting at Deloitte & Touche.
Mr. Nicholson is a Senior Managing Director at Blue Owl, a member of the Direct Lending Investment Team, and a member of the Diversified Lending Investment Committee. Mr. Nicholson is also President of OBDC, OBDC II and the Company, and Portfolio Manager for certain funds in Blue Owl’s Diversified Lending strategy, including the Company, OBDC and OBDC II. Prior to joining Blue Owl in 2023, Mr. Nicholson was a Co-Founder and Partner at Brinley Partners, a startup private credit asset manager, from 2021 to 2023. Previously, Mr. Nicholson was at Goldman Sachs & Co. (“Goldman”) from 2003 to 2021, where he was most recently a Managing Director and Head of U.S. Leveraged Finance Capital Markets. During his time at Goldman, he was responsible for structuring, risk management and distribution of capital commitments for both Leveraged Loans and High Yield bonds, and he was also appointed as a member of the LSTA Board of Directors. Additionally, Mr. Nicholson spent 2021 in a leadership role at healthcare firm Humana Inc., where he was Senior Vice President of Corporate Development and responsible for all M&A activity. Mr. Nicholson received a B.S. in Systems Engineering with a double major in Economics from the University of Virginia.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Blue Owl Credit Income Corp., 399 Park Avenue, 37th Floor, New York, NY 10022, Attention: Secretary.
Committees of the Board of Directors
Our Board currently has three committees: an audit committee, a nominating and corporate governance committee and a co-investment committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Audit Committee. The audit committee of the Board (the “Audit Committee”) operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of five persons, including Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Temple serves as the chair of the Audit Committee. Our Board has determined that Mr. Temple, an independent director, qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. Each member of the Audit Committee simultaneously serves on the audit committees of three or more public companies, and the Board has determined that each member’s simultaneous service on the audit committees of other public companies does not impair such member’s ability to effectively serve on the Audit Committee.
The Audit Committee had seven formal meetings in 2024. A copy of charter of the Audit Committee is available in print to any shareholder who requests it and it is also available on the Company’s website at www.ocic.com.
Nominating and Corporate Governance Committee. The nominating and corporate governance committee of the Board (the “Nominating Committee”) operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating Committee, including making nominations for the appointment or election of independent directors and assessing the compensation paid to independent members of the Board. The Nominating Committee consists of Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and

Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act. Mr. Kaye serves as the chair of the Nominating Committee.
The Nominating Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on our Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
The Nominating Committee had three formal meetings in 2024. A copy of charter of the Nominating Committee is available in print to any shareholder who requests it, and it is also available on the Company’s website at www.ocic.com.
Co-Investment Committee
The co-investment committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the exemptive relief that has been granted by the SEC to the Adviser and its affiliates to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. The Co-Investment Committee was formed on February 18, 2025 and consists of Christopher M. Temple, Edward D’Alelio, Eric Kaye, Victor Woolridge and Melissa Weiler, all of whom are considered independent for purposes of the 1940 Act.
Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. As of December 31, 2024, these directors were Edward D’Alelio, Christopher M. Temple, Eric Kaye, Victor Woolridge, and Melissa Weiler.
We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2024. For purposes of this prospectus, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Fees Earned and Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D’Alelio	$265,000	$265,000	$1,492,500
Christopher M. Temple	$260,000	$260,000	$1,457,500
Eric Kaye	$255,000	$255,000	$1,422,500
Melissa Weiler	$250,000	$250,000	$1,387,500
Victor Woolridge	$250,000	$250,000	$1,387,500
We will not pay compensation to our directors who also serve in an executive officer capacity for us or the Adviser.
As of April 1, 2025, the compensation to be paid to the independent directors is based on the amount of the Company's assets under management as follows:

		Annual Committee Chair Cash Retainer
Assets Under Management	Annual Cash Retainer	Chair of the Board	Audit	Committee Chair
$0 < $2.5 Billion	$150,000	$15,000	$10,000	$5,000
$2.5 Billion < $5 Billion	$200,000	$15,000	$10,000	$5,000
$5 Billion < $10 Billion	$250,000	$15,000	$10,000	$5,000
$10 Billion < $15 Billion	$300,000	$15,000	$10,000	$5,000
≥ $15 Billion	$350,000	$15,000	$10,000	$5,000
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Company’s amended and restated administration agreement (the “Administration Agreement”). Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Adviser for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.
Compensation of Executive Officers
None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by the Adviser (or its affiliates), subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.
Board Leadership Structure
Our business and affairs will be managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, our Board may designate one of our directors as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. The Board appointed Edward D’Alelio, an independent director, to serve in the role of chairman of the Board. The chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors. The chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight. Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Board Role in Risk Oversight
Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of independent directors and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of the Adviser and the Diversified Lending Investment Committee. Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged each sit on Blue Owl’s Direct Lending strategy’s four investment committees: Diversified Lending, Technology Lending, First Lien Lending and Opportunistic Lending. In addition to Messrs. Ostrover, Lipschultz, Packer and Maged, the Diversified Lending Investment Committee is comprised of Logan Nicholson, Meenal Mehta and Patrick Linnemann. We consider the individuals on the Diversified Lending Committee to be our portfolio managers. The Investment Team, is also led by Douglas I. Ostrover, Marc S. Lipschultz and Craig W. Packer and is supported by certain members of the Adviser’s senior executive team and Blue Owl’s Credit platform’s investment Committees. The Investment Team, under the Diversified Lending Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Diversified Lending Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Diversified Lending Investment Committee reviews and determines whether to make prospective investments (including approving parameters or guidelines pursuant to which investments in broadly syndicated loans may be made) and monitors the performance of the investment portfolio. Each investment opportunity requires the approval of a majority of the Diversified Lending Investment Committee. Follow-on investments in existing portfolio companies may require the Diversified Lending Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Diversified Lending Investment Committee. The compensation packages of the Diversified Lending Investment Committee members from the Adviser include various combinations of discretionary bonuses and variable incentive compensation based primarily on performance for services provided and may include shares of Blue Owl.
None of the Adviser’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Diversified Lending Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
The Investment Team performs a similar role for OBDC and OBDC II and certain members of the Investment Team also perform a similar role for OTF and OTIC, from which the Adviser and its affiliates may receive incentive fees.. See “Certain Relationships and Related Party Transactions” for a description of the Blue Owl Credit Advisers ’allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and the Adviser. See “Prospectus Summary — Conflicts of Interest” and “Risk Factors — Risks Related to Our Adviser and Its Affiliates — Our Adviser or its affiliates may have incentives to favor their respective other accounts and clients and/or Blue Owl over us, which may result in conflicts of interest that could be harmful to us”” for a discussion of potential conflicts of interests.

The members of the Diversified Lending Investment Committee function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio. Information regarding the Diversified Lending Investment Committee, is as follows:

Name	Year of Birth
Douglas I. Ostrover	1962
Marc S. Lipschultz	1969
Craig W. Packer	1966
Alexis Maged	1965
Logan Nicholson	1980
Meenal Mehta	1975
Patrick Linnemann	1983
In addition to managing our investments, as of December 31, 2024, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Capital Corporation	Business development company	U.S. middle-market lending	$13,865.6
Blue Owl Capital Corporation II	Business development company	U.S. middle-market lending	$2,003.8
Blue Owl Capital Corporation III*	Business development company	U.S. middle-market lending	$4,484.6
__________________
*On January 13, 2025, Blue Owl Capital Corporation III was merged with and into Blue Owl Capital Corporation with Blue Owl Capital Corporation surviving.
In addition to managing our investments, as of December 31, 2024, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Blue Owl Technology Finance Corp.	Business development company	U.S. middle-market technology lending	$6,722.6
Blue Owl Technology Finance Corp. II*	Business development company	U.S. middle-market technology lending	$5,659.1
Blue Owl Technology Income Corp.	Business development company	U.S. middle-market technology lending	$5,477.9
__________________
*On March 24, 2025, Blue Owl Technology Finance Corp. II was merged with and into Blue Owl Technology Finance Corp. with Blue Owl Technology Finance Corp. surviving.
As of December 31, 2024, our Diversified Lending Investment Committee portfolio managers also manage 13 private funds with approximately $6.15 billion in gross assets. In addition, Douglas I. Ostrover, Marc S. Lipschultz, Craig W. Packer and Alexis Maged also manage 17 other private funds with approximately $5.58 billion in gross assets.
The management and incentive fees payable by the Blue Owl Credit Clients are generally based on the gross assets and performance, respectively of each Blue Owl Credit Client.
Biographical information regarding the member of the Diversified Lending Investment Committee who is not a director or executive officer of the Company is as follows:
Mr. Ostrover is Co-Chief Executive Officer of Blue Owl and the chairman of Blue Owl’s board of directors. Mr. Ostrover is also the Co-Chief Executive Officer and serves as a Co-Chief Investment Officer of each of the Blue Owl Credit Advisers. Mr. Ostrover is also a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of the Blue Owl Credit Advisers. Previously, Mr. Ostrover co-founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Mr. Ostrover served on the boards of directors of OBDC and OBDC II from 2016 through 2021, on the board of directors of OTF from 2018 through 2021, and on the boards of directors of the Company and OBDE from 2020 through 2021. Prior to co-founding Owl Rock, Mr.

Ostrover was one of the founders of GSO Capital Partners (GSO), Blackstone’s alternative credit platform, and a Senior Managing Director at Blackstone until June 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of Credit Suisse First Boston (CSFB). Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB’s Leveraged Finance Group, during which time he was responsible for all of CSFB's origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette (“DLJ”), where he was a Managing Director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s high yield team since he joined the firm in 1992. Mr. Ostrover is actively involved in non-profit organizations including serving on the Board of Directors of the Michael J. Fox Foundation, the Mount Sinai Health System, and the Leadership Council for Memorial Sloan Kettering. Mr. Ostrover also serves on the investment committee of the Brunswick School. Mr. Ostrover received an M.B.A. from New York University Stern School of Business and a B.A. in Economics from the University of Pennsylvania.
Mr. Lipschultz is Co-Chief Executive Officer of Blue Owl and a member of Blue Owl’s board of directors. Mr. Lipschultz also serves as Co-Chief Investment Officer for each of the Blue Owl Credit Advisers. Previously, Mr. Lipschultz co-founded Owl Rock, the predecessor firm to Blue Owl’s Credit platform. Prior to co-founding Owl Rock, Mr. Lipschultz spent more than two decades at KKR, serving on the firm’s Management Committee and as the Global Head of Energy and Infrastructure. Mr. Lipschultz has a wide range of experience in alternative investments, including leadership roles in private equity, private credit and real assets. Prior to joining KKR, Mr. Lipschultz was with Goldman, Sachs & Co., where he focused on mergers and acquisitions and principal investment activities. Mr. Lipschultz serves on the board of the Hess Corporation and is actively involved in a variety of nonprofit organizations, serving as a trustee or board member of the 92nd Street Y, American Enterprise Institute for Public Policy Research, Michael J. Fox Foundation, Mount Sinai Health System, Riverdale Country School and the Stanford University Board of Trustees. Mr. Lipschultz received an M.B.A. with high distinction, Baker Scholar, from Harvard Business School and an A.B. with honors and distinction, Phi Beta Kappa, from Stanford University.
Mr. Maged is Chief Credit Officer of Blue Owl’s Credit platform, a member of the Diversified Lending Investment Committee and the Technology Lending Investment Committee of each of the Blue Owl Credit Advisers and Vice President of each of the Blue Owl BDCs. Mr. Maged is also a Managing Director of Blue Owl. Prior to joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, in January 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York-based provider of pet-themed products and technology from September 2014 to November 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co-Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid-2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette (“DLJ”). Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received an M.B.A. from New York University Stern School of Business and a B.A. from Vassar College.
Mr. Linnemann is a Managing Director of Blue Owl, a member of the Investment Team and a member of the Diversified Lending Investment Committee. Mr. Linnemann is also a Portfolio Manager for certain funds in Blue Owl’s Diversified Lending strategy, including Blue Owl Diversified Lending Fund. Before joining Owl Rock, the predecessor firm to Blue Owl’s Credit platform, Mr. Linnemann was a Vice President at Angel Island Capital, the credit investment platform of Golden Gate Capital, from 2015 to 2016, where he focused on sourcing and evaluating credit investments. Before that, Mr. Linnemann was Vice President of the Leveraged Finance Capital Markets

Group at Goldman Sachs & Co. in New York from 2006 to 2015. Mr. Linnemann received a B.A. in Economics from the University of Pennsylvania.
Ms. Mehta is a Managing Director of Blue Owl, a member of the Adviser’s Investment Team and a member of the Adviser’s Diversified Lending Investment Committee. Ms. Mehta is also a Co-Head of Underwriting for the Adviser’s Investment Team. Before joining Blue Owl, Ms. Mehta was a Managing Director at Antares Capital, a direct lender to middle market firms based in New York. Prior to that, Ms. Mehta was a Vice President at GE Capital. Ms. Mehta began her career as a Manager at L&T Finance Limited, Mumbai India in the Treasury Group. Ms. Mehta received an M.B.A. from Goizueta Business School, Emory University, an M.S. in Management Studies with a specialization in Finance from NMIMS, Mumbai University and a BS in Commerce and Economics from Sydenham College, Mumbai University.
The table below shows dollar ranges of shares of our common stock to be beneficially owned by the members of the Diversified Lending Investment Committee as of August 7, 2025 stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

Name	Dollar Range of Equity Securities in Blue Owl Credit Income Corp.(1)(2)
Douglas I. Ostrover	None
Marc S. Lipschultz	None
Craig W. Packer	None
Alexis Maged	None
Logan Nicholson	None
Meenal Mehta	None
Patrick Linnemann	None
_______________
(1)Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.
(2)The dollar range of equity securities of the Company beneficially owned by members of the Diversified Lending Investment Committee, if applicable, is calculated by multiplying the current net offering price per share of the applicable class of the Company’s common stock by the number of shares beneficially owned.

MANAGEMENT AND OTHER AGREEMENTS AND FEES
The Adviser is located at 399 Park Avenue, New York, NY 10022. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser will manage our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, the Adviser will:
•determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•assist us in determining which investments we purchase, retain or sell;
•identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•execute, close, service and monitor the investments we make.
The Adviser’s services under the Investment Advisory Agreement are not exclusive.
Investment Advisory Agreement
Management and Incentive Fee
Pursuant to the Investment Advisory Agreement with the Adviser, subject to the overall supervision of our Board and in accordance with the 1940 Act, the Adviser receives an investment advisory fee from us, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.25% based on the average value of our net assets at the end of the two most recently completed calendar months. The base management fee is payable monthly in arrears. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month.
The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon our pre-incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:
•No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of our net asset value for that immediately preceding calendar quarter. We refer to this as the quarterly preferred return.
•All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which we refer to as the upper level breakpoint, of our net asset value for that immediately preceding calendar quarter, will be payable to our Adviser. We refer to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of our pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of our net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.
•For any quarter in which our pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the our net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of our pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.
•Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by us of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The following is a graphical representation of the calculation of the quarterly incentive fee on income:
The incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. In no event will the Capital Gains Incentive Fee payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
Because of the structure of the incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a year where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.25% of the Company’s net asset value for that immediately preceding calendar quarter, we will pay the applicable incentive fee even if we incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Adviser will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never received as a result of any borrower’s default or a subsequent realized loss of our portfolio.
The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using detailed policies and procedures approved by our Adviser and our Board, including a majority of the independent directors, and such policies and procedures are consistent with the description of the calculation of the fees set forth above.
Our Adviser may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month, prior to the occurrence of a liquidity event as our Adviser may determine in its sole discretion. See “Management's Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations - Expenses - For the Years Ended December 31, 2024, 2023, and 2022.”

Fee Waiver
On February 23, 2021, the Adviser agreed to waive 100% of the base management fee for the quarter ended March 31, 2021. Any portion of the base management fee waived is not subject to recoupment.
Examples of the two-part incentive fee:
Example 1 — Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of net asset value at the beginning of the quarter	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.00%	1.35%	2.00%
Catch up incentive fee (maximum of 0.18%)	0.00%	(0.10)%	(0.18)%
Split incentive fee (12.50% above 1.43%)	0.00%	0.00%	(0.07)%
Net Investment income	1.00%	1.25%	1.75%
Scenario 1 — Incentive Fee on Income
Pre-incentive fee net investment income does not exceed the 1.25% quarterly preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.
Scenario 2 — Incentive Fee on Income
Pre-incentive fee net investment income falls between the 1.25% quarterly preferred return rate and the upper level breakpoint of 1.43%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.25% quarterly preferred return.
Scenario 3 — Incentive Fee on Income
Pre-incentive fee net investment income exceeds the 1.25% quarterly preferred return and the 1.43% upper level breakpoint provision. Therefore the upper level breakpoint provision is fully satisfied by the 0.18% of pre-incentive fee net investment income above the 1.25% preferred return rate and there is a 12.50% incentive fee on pre-incentive fee net investment income above the 1.43% upper level breakpoint. This ultimately provides an incentive fee which represents 12.50% of pre-incentive fee net investment income.
Example 2 — Incentive Fee on Capital Gains Assumptions

Year 1:	No net realized capital gains or losses
Year 2:
6.00% realized capital gains and 1.00% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 12.50% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	=	12.50% × (0)
	=	0
	=	No Incentive Fee on Capital Gains
Year 2 Incentive Fee on Capital Gains	=	12.50% × (6.00% - 1.00)%
	=	12.50% × 5.00%
	=	0.63%
Payment of Our Expenses under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our

Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs, and as otherwise set forth in the Administrative Agreement). We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Investment Advisory Agreement and Administration Agreement and; (iii) all other costs and expenses of our operations and transactions including, without limitation, those relating to:
•expenses deemed to be “organization and offering expenses” for purposes of Conduct Rule 2310(a)(12) of FINRA (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of our stock);
•the cost of corporate and organizational expenses relating to offerings of shares of our common stock;
•the cost of calculating our net asset value, including the cost of any third-party valuation services;
•the cost of effecting any sales and repurchases of our common stock and other securities;
•fees and expenses payable under any dealer manager agreements, if any;
•debt service and other costs of borrowings or other financing arrangements;
•costs of hedging;
•expenses, including travel expense, incurred by the Administrator, or members of the investment team, or payable to third parties performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;
•escrow agent, transfer agent and custodial fees;
•fees and expenses associated with marketing efforts;
•federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies;
•U.S. federal, state and local taxes;
•independent directors’ fees and expenses including certain travel expenses;
•costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees and listing fees, and the compensation of professionals responsible for the preparation of the foregoing;
•the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs);
•the costs of any shareholder or director meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;
•commissions and other compensation payable to brokers or dealers;
•research and market data;
•fidelity bond, directors’ and officers’ errors and omissions liability insurance and other insurance premiums;
•direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•fees and expenses associated with independent audits, outside legal and consulting costs;
•costs of winding up;
•costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;
•extraordinary expenses (such as litigation or indemnification); and
•costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.
We expect, but cannot assure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.
Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in either case, by a majority of our directors who are not “interested persons” as defined in the 1940 Act.
The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser by the vote of a majority of our outstanding voting securities (as defined under the 1940 Act) or by the vote of our independent directors. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice.
Board Approval of the Investment Advisory Agreement
On May 5, 2025, the Board approved the continuation of the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs, which could include employees of the Adviser or its affiliates;
•our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationship with us and the profitability of that relationship;
•information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services provided and approved the continuation of the Investment Advisory Agreement as being in the best interests of our shareholders.
Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our charter prohibits the following activities among us, the Adviser and its affiliates:
•We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
•We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;
•We may not acquire assets from our affiliates in exchange for our common stock;
•We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•The Adviser may not charge duplicate fees to us; and
•The Adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.
Compliance with the Omnibus Guidelines published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our charter prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker-dealer or other properly licensed agent a sales commissions for selling or distributing our common stock.

We will retain a reasonable percentage of the proceeds of this offering and our revenues in order to provide adequate reserves for normal replacements and contingencies, in accordance with accounting principles generally accepted in the United States, or GAAP.
Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.
Indemnification of the Adviser
The Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) will not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we will indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom will be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our shareholders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the Indemnified Party was acting on our behalf or performing services for us; (3) we have determined, in good faith, that such liability or loss was not the result of (i) negligence or misconduct, in the case that the Indemnified Party is the Adviser, an affiliate of the Adviser or one of our officers, or (ii) gross negligence or willful misconduct, in the case that the Indemnified Party is a director who is also not one of our officers or the Adviser or an affiliate of the Adviser; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders. Furthermore, in accordance with Section 17(i) of the 1940 Act, the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) may not be protected against any liability to us or any of our investors to which he would otherwise be subject by reason of criminal conduct, willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
Administration Agreement
Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, administrative services for us, which includes, but is not limited to, providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, managing the payment of expenses and the performance of administrative and professional services rendered by others, which could include employees of the Adviser or its affiliates. We will reimburse the Adviser for services performed for us pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Adviser for any services performed for us by such affiliate or third party.
The Administration Agreement became effective on May 18, 2021 and the continuation of the Administration Agreement was approved by the Board on May 5, 2025.
We will reimburse the Adviser for expenses necessary to perform services related to our administration and operations, including the Adviser’ allocable portion of the compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. The amount of this reimbursement will be the lesser of (1) the Adviser’ actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The

Adviser will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. Our Board will review the methodology employed in determining how the expenses are allocated to us and the proposed allocation of administrative expenses among us and certain affiliates of the Adviser. Our Board will assess the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our Board will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our Board will, among other things, compare the total amount paid to the Adviser for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs. We will not reimburse the Adviser for any services for which it receives a separate fee, for example, rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Adviser.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective and will remain in effect from year to year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. We may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions without profit to the Adviser. See “Management's Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations - Expenses - For the Three and Six Months Ended June 30, 2025 and the Years Ended December 31, 2024, 2023, and 2022.”
Indemnification
The Administration Agreement provides that the Adviser and its affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement. See “Management's Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations - Expenses - For the Three and Six Months Ended June 30, 2025 and the Years Ended December 31, 2024, 2023, and 2022.”
Dealer Manager Agreement & Participating Broker-Dealer Agreements
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker-dealers solicit capital, for the Company’s public offering of shares of Class S, Class D and Class I common stock. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering. Blue Owl Securities may be entitled to receive an upfront selling commissions of up to 1.50% of the offering price of each Class D share sold in this offering. Blue Owl Securities anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers. Blue Owl Securities will not receive an upfront selling commissions with respect to any class of shares issued pursuant to the Company’s distribution reinvestment plan or with respect to purchases of Class I shares.

Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities servicing fees as follows:
•with respect to the Company’s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company’s outstanding Class S shares; and
•with respect to the Company’s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company’s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company’s outstanding Class I shares.
The servicing fees are paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company’s net asset values for the Company’s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under its distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from its offering (excluding proceeds from issuances pursuant to its distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
The Upfront Sales Load for sales of Class S and Class D shares may be reduced or waived in connection with discounts, other fee arrangements or for sales to certain categories of purchasers.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into both the Investment Advisory Agreement and the Administration Agreement with the Adviser. Pursuant to the Investment Advisory Agreement, we will pay the Adviser a base management fee and an incentive fee. See “Management and Other Agreements and Fees — Investment Advisory Agreement” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. See “Management and Other Agreements and Fees — Administration Agreement” for a description of how the expenses reimbursable to the Adviser will be determined. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees from portfolio companies. The purpose of the Expense Reimbursement Agreement was to ensure that no portion of our distributions to shareholders represented a return of capital for U.S. federal income tax purposes. On March 7, 2023, the Adviser terminated the Expense Support Agreement. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Components of Our Results of Operations —Expense Support and Conditional Reimbursement Agreement” for a description of the Expense Support Agreement.
Our executive officers, certain of our directors and certain other finance professionals of Blue Owl also serve as executives of the Blue Owl Credit Advisers and certain of our officers and directors and professionals of Blue Owl, and the Blue Owl Credit Advisers are officers of Blue Owl Securities LLC (formerly, Owl Rock Capital Securities LLC). In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do (including the Blue Owl Credit Advisers) including serving on their respective investment committees and/or on the investment committees of investment funds, accounts or other investment vehicles managed by our affiliates which may have investment objective similar to our investment objective.
At times we may compete with these entities managed by the other Blue Owl Credit Advisers, including the Blue Owl Credit Clients, for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by the Blue Owl Credit Clients. This can create a potential conflict when allocating investment opportunities among us and such other Blue Owl Credit Clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.
Allocation of Investment Opportunities
The Blue Owl Credit Advisers intend to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. The Blue Owl Credit Advisers intend to allocate common expenses among us and other clients of the Adviser and its affiliates in a manner that is fair and equitable over time or in such other manner as may be required by applicable law or the Investment Advisory Agreement. Fees and expenses generated in connection with potential portfolio investments that are not consummated will be allocated in a manner that is fair and equitable over time and in accordance with policies adopted by the Blue Owl Credit Advisers and the Investment Advisory Agreement.
The Blue Owl Credit Advisers have put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as permitted by the exemptive relief described below, we will do so in a manner consistent with the Blue Owl Credit Advisers’ allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Blue Owl Credit Advisers (including executive officers of the Adviser) along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. The allocation committee will make these determinations based on the Blue Owl Credit Advisers’ allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
The Blue Owl Credit Advisers’ allocation policy is designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to us and its or its affiliates’ similar fiduciary obligations to other Blue Owl clients; however, there can be no assurance that the Blue Owl Credit Advisers’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Blue Owl Credit Advisers’ allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account including the Blue Owl Credit Clients. In making this assessment, the Blue Owl Credit Advisers may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Blue Owl Credit Advisers may afford prior decisions precedential value.
Pursuant to the Blue Owl Credit Advisers’ allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Blue Owl Credit Advisers generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.
Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Blue Owl Credit Advisers will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.
Co-Investment Opportunities
As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates.
We, the Adviser and certain of our affiliates were granted an order for exemptive relief that permitted co-investing with our affiliates subject to various approvals of the Board and other conditions. On May 6, 2025, we, the Adviser and certain of our affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief (the “Order”) by the SEC for us to co-invest with other funds managed by the Adviser or certain affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when we co-invest with our affiliates in an issuer where our affiliate has an existing investment in the issuer, and (2) if we dispose of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee our participation in the co-investment program. As required by the Order, we have adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and our Chief Compliance Officer will provide reporting to the Board.
Affiliated Dealer Manager
We have entered into the Dealer Manager Agreement with Blue Owl Securities. Pursuant to the Dealer Manager Agreement, we will indemnify the dealer manager, its officers, directors and any person who controls the dealer manager, in certain circumstances.
The Dealer Manager is an affiliate of Blue Owl and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the Dealer Manager will examine the information in this prospectus for accuracy and completeness, due to its affiliation with the Adviser, no independent review of us will be made in connection with the distribution of our shares in this offering.
License Agreement
We have entered into a license agreement (the “License Agreement”) with an affiliate of Blue Owl, pursuant to which we were granted a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, we have a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Blue Owl” name or logo.
Material Non-Public Information
Our senior management, members of the Adviser’s investment committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth information with respect to the expected beneficial ownership of our common stock as of August 7, 2025:
•each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;
•each of our directors and each executive officers; and
•all of our directors and executive officers as a group.

Name and Address	Number of Shares Owned	Percentage of class outstanding (as of August 7, 2025)
Interested Directors
Craig W. Packer	None	—%
Independent Directors(1)
Edward D’Alelio	None	—%
Christopher M. Temple	None	—%
Eric Kaye	None	—%
Melissa Weiler	None	—%
Victor Woolridge	None	—%
Executive Officers(1)
Karen Hager	None	—%
Logan Nicholson	None	—%
Jonathan Lamm	None	—%
Neena A. Reddy	None	—%
Matthew Swatt	None	—%
Shari Withem	None	—%
All officers and directors as a group (12 persons)	None	—%
__________________
(1)The address for each of the directors and officers is c/o Blue Owl Credit Income Corp., 399 Park Avenue, New York, New York 10022.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 1,918,966,555 shares of our common stock outstanding as of August 7, 2025.
The following table sets forth, as of August 7, 2025, the dollar range of our equity securities that are beneficially owned by each of our directors stated as one of the following dollar ranges: None; $1 — $10,000;

$10,001 — $50,000; $50,001 — $100,000; or Over $100,000. For purposes of this registration statement, the term “Fund Complex” is defined to include the Blue Owl BDCs.

Name of Director	Dollar Range of Equity Securities in Blue Owl Credit Income Corp.(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors
Craig W. Packer	None	over $100,000
Independent Directors
Edward D’Alelio	None	over $100,000
Eric Kaye	None	over $100,000
Christopher M. Temple	None	over $100,000
Melissa Weiler	None	over $100,000
Victor Woolridge	None	over $100,000
__________________
(1)Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the current net public offering price of the applicable class of the Company’s common stock by the number of shares beneficially owned.
(3)The dollar range of Equity Securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is the sum of (1) the closing price per share of Blue Owl Capital Corporation's common stock as of August 7, 2025 multiplied by the number of shares of Blue Owl Capital Corporation’s common stock beneficially owned by the director, (2) the current net asset value per share of Blue Owl Capital Corporation II’s common stock multiplied by the number of shares of Blue Owl Capital Corporation II’s common stock beneficially owned by the director, (3) the closing price per share of Blue Owl Technology Finance Corp.'s common stock as of August 7, 2025 multiplied by the number of shares of Blue Owl Technology Finance Corp.’s common stock beneficially owned by the director, (4) t the current net offering price per share of Blue Owl Technology Income Corp.’s common stock multiplied by the number of shares of Blue Owl Technology Income Corp.’s common stock beneficially owned by the director and (5) the total dollar range of equity securities in the Company beneficially owned by the director.

DESCRIPTION OF THE NOTES
We will issue the Notes under the base indenture between us and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association as trustee (the “trustee”), dated September 23, 2021 (the “Base Indenture”), as supplemented by a separate supplemental indenture, to be dated as of the first settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the separate supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”).
The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.
For purposes of this description, references to “we,” “our” and “us” refer only to the Company and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by the Company in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of the Company and its subsidiaries.
General
The Notes:
•will be our direct, general unsecured, unsubordinated obligations;
•will initially be issued in an aggregate principal amount of $               ;
•will mature on               unless earlier redeemed or repurchased, as discussed below;
•will bear cash interest from             at an annual rate of                   %, payable semi-annually in arrears on and            of each year, beginning on         ;
•will be subject to redemption at our option as described herein under “—Optional Redemption”’,
•will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;
•will be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof; and
•will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “—Book-Entry, Settlement and Clearance.”
The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of incurrence of additional indebtedness. See “—Covenants”. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions and other provisions described under “Offer to Repurchase Upon a Change of Control Repurchase Event” and “Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.
We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same

CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must either be issued in a “qualified reopening” for U.S. federal income tax purposes, with no more than a de minimis amount of original issue discount, or otherwise be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.
We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.
Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange
We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).
Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, which initially shall be the trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.
A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.
The registered holder of a Note will be treated as its owner for all purposes.
Interest
The Notes will bear cash interest at a rate of          % per year until maturity. Interest on the Notes will accrue from                    or from the most recent date on which interest has been paid or duly provided for. Interest on the Notes will be payable semiannually in arrears on                    and                    of each year, beginning on          .
Interest will be paid to the person in whose name the Notes are registered at 5:00 p.m. New York City time (the “close of business”) on                    or                   (whether or not a business day), as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.
If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of the Notes falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.
Ranking
The Notes will be our direct, general unsecured obligations that and:
•rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;
•rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, the September 2026 Notes, of which $350.0 million was outstanding as of June 30, 2025, the February 2027 Notes, of which $500.0 million was outstanding as of June 30, 2025, the September 2027 Notes, of which $600.0 million was outstanding as of June 30, 2025, the AUD 2027 Notes, of which A$450.0 million was outstanding as of

June 30, 2025, the May 2028 Notes, of which $500.0 million was outstanding as of June 30, 2025, the June 2028 Notes, of which $650.0 million was outstanding as of June 30, 2025, the January 2029 Notes, of which $550.0 million was outstanding as of June 30, 2025, the September 2029 Notes, of which $900.0 million was outstanding as of June 30, 2025; the March 2030 Notes, of which $1.0 billion was outstanding as of June 30, 2025 and the March 2031 Notes, of which $750.0 million was outstanding as of June 30, 2025; and
•are effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, including, without limitation borrowings under the Revolver, of which approximately $1.9 billion was outstanding as of June 30, 2025; and
•are structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities, including, without limitation, borrowings under the SPV Asset Facilities, of which approximately $4.3 billion was outstanding as of June 30, 2025, and the OCIC CLOs, of which approximately $2.5 billion was outstanding as of June 30, 2025.
As of June 30, 2025, we had approximately $14.8 billion aggregate principal amount of debt outstanding, $8.7 billion of which was indebtedness secured primarily by our assets or the assets of our subsidiaries. After giving effect to the issuance of the Notes our total unsecured indebtedness would have been approximately           aggregate principal amount outstanding as of December 31, 2024.
In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.
Optional Redemption
Prior to the Par Call Date, we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus          basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.
On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.
“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.
The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H. 15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H. 15 immediately longer than the

Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H. 15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.
If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.
Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.
Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.
In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.
Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the notes or portions thereof called for redemption.
The calculation or determination of the redemption price shall be made by us or on our behalf by such person as we shall designate. For the avoidance of doubt, the calculation or determination of the redemption price shall not be the obligation or responsibility of the trustee or paying agent.
Offer to Repurchase Upon a Change of Control Repurchase Event
If a Change of Control Repurchase Event occurs with respect to the Notes, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount thereabove) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event with respect to the Notes and offering to repurchase the Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event with respect to the Notes occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-l under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.
On a Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, we will, to the extent lawful:
(1)accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;
(2)deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes of or portions of Notes properly tendered; and
(3)deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.
The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder new Notes equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in respect of the Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.
The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. For a general discussion of our indebtedness, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.” Before making any such repurchase of Notes, we would have to comply with any applicable restrictions in our debt instruments at the time. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or our other debt. See “Risk Factors—Risks Relating to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event”.
The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:
“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by all four Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event under the indenture) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply does not announce or publicly confirm or inform us in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).
“Change of Control” means the occurrence of any of the following:
(1)the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;
(2)the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or
(3)the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.
“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.
“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.
“DBRS” means DBRS, Inc. or any successor thereto.
“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s), BBB- or better by S&P (or its equivalent under any successor rating categories of S&P), BBB- or better by KBRA (or its equivalent under any successor rating categories of KBRA) and BBB (low) or better by DBRS (or its equivalent under any successor rating categories of DBRS) (or if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).
“KBRA” means Kroll Bond Rating Agency or any successor thereto.
“Moody’s” means Moody’s Investor Services, Inc. or any successor thereto.
“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Blue Owl Credit Advisors LLC, any affiliate of Blue Owl Credit Advisors LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:
(1)each of Moody’s, S&P, KBRA and DBRS; and
(2)if any of Moody’s, S&P, KBRA or DBRS ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Moody’s, S&P, KBRA and/or DBRS, as the case may be.
“S&P” means S&P Global Ratings or any successor thereto.
“Significant Subsidiary” means any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, as such regulation is in effect on the original date of this Indenture (but excluding any Subsidiary which is (a) a non-recourse or limited recourse Subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) not consolidated with the Company for purposes of GAAP).
“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.
Covenants
In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes.
Merger, Consolidation or Sale of Assets
The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of the Company’s property to a wholly owned subsidiary of the Company) in any one transaction or series of related transactions unless:
•we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;
•the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;
•immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and
•we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, and that all conditions precedent in the indenture relating to such transaction have been complied with.
For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.
Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.
An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.
Other Covenants
•We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to us by the SEC.
•If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable. Delivery of such financial statements to the trustee is for informational purposes only and the trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including our compliance with any of our covenants under the indenture (as to which the trustee is entitled to rely exclusively on officers’ certificates).
Modification or Waiver
There are three types of changes we can make to the indenture and the Notes issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:
•change the stated maturity of the principal of or interest on the Notes;
•reduce any amounts due on the Notes;
•reduce the amount of principal payable upon acceleration of the maturity of a security following a default or upon redemption of a Note or the amount provable in bankruptcy;
•adversely affect any right of repayment at the holder’s option;
•change the place (except as otherwise described in this prospectus or prospectus supplement) or currency of payment on a debt security;
•impair your right to sue for payment;

•modify the subordination provisions in the indenture in a manner that is adverse to holders of outstanding Notes;
•reduce the percentage of holders of the Notes whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect, including adding additional covenants or events of default. We also do not need any approval to make any change that affects only Notes to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the Notes would require the following approval:
•If the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes.
•If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in aggregate principal amount of all of the debt securities affected by the change.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, or all series, voting together as one class for this purpose, may waive our compliance with some of our covenants in the indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:
The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Legal Defeasance”.
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Events of Default
Each of the following is an event of default:
(1)default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;
(2)default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;
(3)our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding to us and the trustee, as applicable, has been received to comply with any of our other agreements contained in the Notes or indenture;
(4)default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;
(5)Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to us by the SEC; and
(6)certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 90 consecutive days.
If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.
At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in the Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in the Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:
(1)such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;
(2)the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;
(3)such holder or holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;
(4)the trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and
(5)no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.
Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.
The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that may involve it in personal liability or be unjustly prejudicial (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) to the holders of Notes not consenting.
The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any of the Notes, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.
We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.
Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default actually known to a responsible officer of the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any of the Notes, the trustee shall be protected in withholding such notice if and so long as it in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge
We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the outstanding Notes after the Notes have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.
Defeasance
The Notes will be subject to covenant defeasance and legal defeasance.
Covenant Defeasance
If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:
•deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates;
•deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity; and
•deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplished covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Legal Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:
•We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.
•We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.
•We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Trustee
Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, is the trustee, security registrar and paying agent. Truist Bank, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. Neither the trustee nor any paying agent shall be responsible for determining whether any Change of Control or Below Investment Grade Rating Event has occurred and whether any Change of Control offer with respect to the Notes is required.
We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.
Resignation and Removal of Trustee
The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Governing Law
The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.
Book-Entry, Settlement and Clearance
Global Notes
The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.
Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC, Euroclear or Clearstream (“DTC, Euroclear or Clearstream participants”) or persons who hold interests through DTC, Euroclear or Clearstream participants. We expect that under procedures established by DTC:
•upon deposit of a Global Note with DTC, Euroclear or Clearstream’s custodian, DTC, Euroclear or Clearstream will credit portions of the principal amount of the Global Note to the accounts of the DTC, Euroclear or Clearstream participants designated by the underwriters; and
•ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC, Euroclear or Clearstream (with respect to interests of DTC, Euroclear or Clearstream participants) and the records of DTC, Euroclear or Clearstream participants (with respect to other owners of beneficial interests in the Global Note).
Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.
Book-Entry Procedures for Global Notes
All interests in the Global Notes will be subject to the operations and procedures of DTC. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we, the trustee nor the underwriters are responsible for those operations or procedures.
DTC has advised us that it is:
•a limited purpose trust company organized under the laws of the State of New York;
•a “banking organization” within the meaning of the New York State Banking Law;
•a member of the Federal Reserve System;
•a “clearing corporation” within the meaning of the Uniform Commercial Code; and
•a “clearing agency” registered under Section 17A of the Exchange Act.
DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.
Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.
So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the indenture.
So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:
•will not be entitled to have Notes represented by the Global Note registered in their names;
•will not receive or be entitled to receive physical, certificated Notes; and

•will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the indenture.
As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).
Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.
Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.
Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.
Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.
Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes
Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:
•DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;
•DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or
•an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.
General
Under the terms of our charter, as of August 7, 2025, our authorized capital stock consists solely of 4,500,000,000 shares of common stock, par value $0.01 per share, of which 1,500,000,000 are classified as Class S common stock 1,000,000,000 are classified as Class D common stock and 2,000,000,000 are classified as Class I common stock. As of August 7, there were 1,918,966,555 shares of common stock outstanding, and no shares of preferred stock, par value $0.01 per share outstanding.
On July 6, 2023, the fund's name changed from Owl Rock Core Income Corp. to Blue Owl Credit Income Corp. As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The charter also provides that the Board may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, our shareholders generally are not personally liable for our debts or obligations.
None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding as of August 7, 2025
Common Stock	4,500,000,000	—	1,918,966,555
Class S	1,500,000,000	—	632,551,232
Class D	1,000,000,000	—	58,328,823
Class I	2,000,000,000	—	1,228,086,500
Common Stock
Under the terms of our charter, all shares of our Class S, Class D and Class I common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Dividends and distributions may be paid to the holders of our Class S, Class D and Class I common stock (which shall be done pro rata among the shareholders of shares of a specific class) at the same time and in different per share amounts on such Class S, Class D and Class I common stock, if, as and when authorized by our Board and declared by us out of funds legally available therefore. Each class of common stock shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as each other class of common stock except for such differences as are clearly and expressly set forth in our charter and as described in “Share Class Specifications.”

Except as may be provided by our Board in setting the terms of classified or reclassified stock, or as described in “Share Class Specifications,” shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of our common stock to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board.
In the event of our liquidation, dissolution or winding up, each share of each class of our common stock would be entitled to be paid, out of all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the net asset value per share of such class; provided, however, that if the available assets of the Company are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of common stock ratably in the same proportion as the respective amounts that would be payable on such shares of each class of common stock if all amounts payable thereon were paid in full.
Subject to the rights of holders of any other class or series of stock, Class S, Class D and Class I common stock will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the Board in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a shareholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a shareholder to cast a portion or all of the shareholder’s votes for one or more candidates for seats on the Board. Without cumulative voting, a minority shareholder may not be able to elect as many directors as the shareholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.
Preferred Stock
This offering does not include an offering of preferred stock. However, under the terms of our charter, our Board may authorize us to issue shares of preferred stock in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to shareholders. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other shareholders.
Preferred stock could be issued with terms that would adversely affect the shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel. Our Board has passed a resolution that no preferred stock will be issued that has voting rights that will limit or subordinate voting rights of the holders of our common stock afforded by the Omnibus Guidelines.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.
Despite the above provisions of the MGCL, and in accordance with guidelines adopted by the NASAA, our charter and our Advisory Agreement prohibit us from indemnifying or holding harmless an officer, director, employee, controlling person and any other person or entity acting as our agent (which would include, without limitation, our Adviser and its affiliates) unless each of the following conditions are met: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) we have determined, in good faith, that the party seeking indemnification was acting or performing services on our behalf; (3) we have determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is our Adviser, any of its affiliates or any officer of the Company, our Adviser or an affiliate of our Adviser or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is a director (and not also an officer of the Company, our Adviser or an affiliate of our Adviser); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.
The MGCL requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The MGCL and Certain Charter and Bylaw Provisions; Anti-Takeover Measures
The MGCL contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of shareholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board’s ability to negotiate such proposals may improve their terms.
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, the charter provides for approval of these actions by the affirmative vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter.
Notwithstanding the foregoing, amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of holders of our common stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter, with common stock and each class or series of preferred stock that is entitled to vote on a matter voting as a separate class. In addition, as permitted by the MGCL, our charter provides that a majority of our Board, without action by our shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue; provided, that any such amendment may not change the preferences, conversion or other rights, voting powers, limitations as to dividends or terms or conditions of redemption of any issued and outstanding shares.
Our charter and bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our bylaws; provided, however, that certain provisions related to stockholder requested meetings may only be amended by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.
Our charter provides that upon a vote by a majority of our shareholders voting together as a single class, our shareholders may, without the necessity of any concurrence by our Adviser, direct that the Company:
•approve or disapprove an amendment to our charter;
•remove our Adviser and elect a new investment adviser;
•approve or disapprove the dissolution of the Company; or
•approve or disapprove the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of business.
In addition, our charter provides that none of our Adviser, directors, or our Dealer-Manager may vote or consent on matters submitted to our shareholders regarding the removal of our Adviser or such director, or any transaction between us, on the one hand, and our Adviser or any of its affiliates or such director(s), on the other.
•Without the approval of a majority of our shareholders voting together as a single class, our Adviser may not:
•amend the Investment Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;
•except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);
•sell all or substantially all of our assets other than in the ordinary course of business; or

•cause the merger or similar reorganization of the Company.
Our charter also provides that the Board will be divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, with or without cause (as such term is defined in charter) by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. Our charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by the shareholders, and any newly created directorship resulting from an increase in the size of the Board, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director.
Pursuant to our election in Article V of our charter, subject to applicable requirements of the 1940 Act, except as may be provided by the Board in setting the terms of any class or series of preferred stock, (a) any vacancy on the Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies; provided that, under the MGCL, when the holders of any class, classes or series of stock have the exclusive power under the charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, our charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board.
The classification of the Board and the limitations on removal of directors described above as well as the limitations on shareholders’ right to fill vacancies and newly created directorships and to fix the size of the Board could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.
The MGCL and our charter and bylaws also provide that:
•any action required or permitted to be taken by the shareholders at an annual meeting or special meeting of shareholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;
•special meetings of the shareholders may only be called by the Board, the chairman of the Board, the chief executive officer or the president, and must be called by the secretary upon the written request of shareholders who are entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting; and
•any shareholder nomination or business proposal to be properly brought before a meeting of shareholders must have been made in compliance with certain advance notice and informational requirements.
Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. The charter prohibits any shareholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such shareholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.
These provisions could delay or hinder shareholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for the common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a shareholder (such as electing new directors or approving a merger) only at a duly called shareholders meeting, and not by written consent. In addition, although the advance notice and information requirements in our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our charter prohibits the Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws and the NASAA Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws and the NASAA Omnibus Guidelines. In addition, the Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our stock or give investment advice to a potential shareholder; provided, however, that the Adviser may pay a registered broker-dealer or other properly licensed agent from sales commissions for selling or distributing shares of our common stock.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
Our bylaws provide that, with respect to an annual meeting of shareholders, nominations of individuals for election as directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a shareholder who is a shareholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
No Appraisal Rights
For certain extraordinary transactions and amendments to our charter, the MGCL provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that shareholders will not be entitled to exercise appraisal rights unless the board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which shareholders would otherwise be entitled to exercise appraisal rights.

Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our shareholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any reason, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.
Under the MGCL, our shareholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws, (iii) minutes of the proceedings of our shareholders, (iv) annual statements of affairs and (v) any voting trust agreements. A shareholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our Board.
In addition to the foregoing, shareholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, we are required to distribute specific materials to shareholders in the context of the solicitation of proxies for voting on matters presented to shareholders or, at our option, provide requesting shareholders with a copy of the list of shareholders so that the requesting shareholders may make the distribution of proxies themselves. A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Control Share Acquisitions
Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which is referred to as the Control Share Acquisition Act (the “Controlled Share Acquisition Act”). Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•one-tenth or more but less than one-third;
•one-third or more but less than a majority; or
•a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of shareholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of stock. The SEC staff previously took the position that, if a BDC failed to opt-out of the Control Share Acquisition Act, its actions would be inconsistent with Section 18(i) of the 1940 Act. However, the SEC recently withdrew its previous position, and stated that is would not recommend enforcement action against a closed-end fund, including a BDC, that that opts in to being subject to the Control Share Acquisition Act if the closed-end fund acts with reasonable care on a basis consistent with other applicable duties and laws and the duty to the company and its shareholders generally. As such, we may amend our bylaws to be subject to the Control Share Acquisition Act, but will do so only if the Board determines that it would be in our best interests and if such amendment can be accomplished in compliance with applicable laws, regulations and SEC guidance.
Business Combinations
Under the MGCL, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:
•any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.
A person is not an interested shareholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested shareholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:
•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.
These super-majority vote requirements do not apply if holders of the corporation’s common stock receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution exempting from the requirements of the statute any business combination between us and any other person, provided that such business combination is first approved by the Board (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act). This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control and increase the difficulty of consummating any offer.
Restrictions on Roll-Up Transactions
In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of its properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:
•accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•one of the following:
•remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
•receiving cash in an amount equal to their pro rata share of the appraised value of the net assets of the class of shares that they hold.
We are prohibited from participating in any proposed roll-up transaction:
•which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
•in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter; or
•in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.ocic.com and on the SEC’s website at www.sec.gov.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as online charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Conflict with the 1940 Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or our bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Determinations by Our Board of Directors
Our charter contains a provision that codifies the authority of our board of directors to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our board of directors (consistent with our charter) is final and conclusive and binding upon us and our stockholders. This provision does not alter the duties our board of directors owes to us or our stockholders pursuant to our charter and under Maryland law. Further, it would not restrict the ability of a stockholder to challenge an action by our board of directors which was taken in a manner that is inconsistent with our charter or the board of directors’ duties under Maryland law or which did not comply with the requirements of the provision.

DETERMINATION OF NET ASSET VALUE
Determination of Net Asset Value
The net asset value of a class of shares depends on the number of shares of the applicable class outstanding at the time the net asset value of the applicable share class is determined and the amount of ongoing servicing fees imposed on such class. As such, the net asset value of each class of shares may vary among classes of shares and if we sell different amounts of shares per class. The net asset value per share of a class of our outstanding shares of common stock is determined at least quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.
Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as our valuation designee to perform fair value determinations relating to the value of assets we hold for which market quotations are not readily available.
Investments for which market quotations are readily available are valued at the average bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Adviser, as the valuation designee, based on, among other things, the input independent third-party valuation firm(s) engaged at the direction of our Adviser.
As part of the valuation process, our Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser, as the valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
Our Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;
•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;
•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee.
•Our Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, our Adviser, as the valuation designee, provides the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, our Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and
•The Audit Committee oversee the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention. We conduct this valuation process on a quarterly basis.
We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurred. In addition to using the above inputs in investment valuations, we will apply the valuation policy approved by our Board that is consistent with ASC 820. Consistent with the valuation policy, our Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, our Adviser, as the valuation designee, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.

UNDERWRITING
We are offering the Notes described in this prospectus through a number of underwriters.             are acting as representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase the aggregate principal amount of notes listed next to its name in the following table:

Name	Principal Amount of Notes

Total	$
Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.
We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.
The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
Commissions and Discounts
The following table shows the per Note and total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering:

	Per Note	Amount
Public offering price
Underwriting discount (sales load)
Proceeds to us, before expenses
The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain other dealers at the public offering price less a concession not in excess of         % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of         % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and other selling terms may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.
The expenses of the offering, not including the underwriting discount, are estimated at $           million and are payable by us.
No Sales of Similar Securities
Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise transfer or dispose of any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing through the closing date without first obtaining the written consent of the representative. This consent may be given at any time without public notice.
Listing
The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.
We have been advised by certain of the underwriters that they currently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.
Price Stabilization, Short Positions
In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of Notes in excess of the aggregate principal amount of Notes to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of Notes made for the purpose of preventing or retarding a decline in the market price of the Notes while the offering is in progress.
The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.
Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.
Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Other Relationships
The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, valuation services and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to us and to persons and entities with relationships with us, for which they received or will receive customary fees and expenses. Additionally, affiliates of certain underwriters are lenders under certain of our credit facilities.
In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to our assets, securities or instruments (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with us. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.
We expect to use proceeds from this offering to pay down our existing indebtedness. Affiliates of certain underwriters are lenders under the            . Accordingly, affiliates of certain of the underwriters may receive more than        % of the proceeds of this offering to the extent the proceeds are used to pay down a portion of the outstanding indebtedness under the            .
Settlement
We expect that delivery of the Notes will be made to investors on or about                    , 2025, which will be the          business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. [Accordingly, purchasers who wish to trade Notes on the date hereof will be required by virtue of the fact that the Notes initially settle in T+ , to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date hereof should consult their advisors.]
Principal Business Addresses
The principal business address of                 is         .
Other Jurisdictions
Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

DISTRIBUTION REINVESTMENT PLAN
Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan.
Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly or quarterly basis or on such other date or dates as may be fixed from time to time by our Board and pay such distributions on a monthly basis. We have adopted an opt in distribution reinvestment plan pursuant to which shareholders can have their cash distributions automatically reinvested in additional shares of our common stock. If shareholders do not opt in to the distribution reinvestment plan, they will receive their distributions in cash. There will be no Upfront Sales Load on shares purchased through the distribution reinvestment plan. However, the ongoing servicing fees with respect to our Class S and Class D shares are calculated based on our net asset value for those shares and may reduce the net asset value or, alternatively, the distributions payable with respect to shares of each such class, including shares issued in respect of distributions on such shares under the distribution reinvestment plan. We will pay the plan administrator fees under the plan.
In order to opt into having his, her or its cash distribution automatically reinvested in additional shares of our common stock, shareholders can complete and execute an enrollment form or any distribution authorization form as may be available from the plan administrator. Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization.
Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not participate in the plan you will receive any distributions we declare in cash. For example, if our Board authorizes, and we declare, a cash dividend, then if you have not “opted in” our distribution reinvestment plan you will receive a cash distribution. Participants may terminate their participation in the distribution reinvestment plan with five business days’ prior written notice to us.
Your distribution amount will purchase shares at the then-current net offering price per share for the applicable class of common stock. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the shares of our common stock offered pursuant to this prospectus.
If you are a registered shareholder, you may elect to receive your entire distribution in shares of common stock by notifying the Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than five business days prior to the record date fixed by the Board for the first distribution you wish to receive in shares. If you reinvest your distributions in additional shares of stock pursuant to the distribution reinvestment plan, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.
During each month, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such month, the number of shares of our common stock purchased during such month, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV or Form 1042-S, as applicable, that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our net assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.
For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Certain U.S. Federal Income Tax Considerations.” Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Blue Owl Credit Income Corp. at (212) 419-3000.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our Board determines that such sale is in our best interests and the best interests of our shareholders and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board closely approximates the market value of such securities.
A BDC generally is required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock the BDC may issue in the future, of at least 200%. However, certain provisions of the 1940 Act allowed a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. The Adviser, as our sole shareholder, has approved a proposal that allows us to reduce our asset coverage ratio to 150%.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board who are not interested persons and, in some cases, prior approval by the SEC.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate or currency fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, if any, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental, and thus may be changed without shareholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
•Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•is organized under the laws of, and has its principal place of business in, the United States;
•is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and satisfies any of the following:
•does not have any class of securities that is traded on a national securities exchange;
•has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
•is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
•is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
•Securities of any eligible portfolio company controlled by the Company.
•Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
•Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.
•Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
•Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances.
The regulations defining qualifying assets may change over time. The Company may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions.
Significant Managerial Assistance to Portfolio Companies
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available significant managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities, or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. We may invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options, or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) shareholders authorize the proposal to issue such warrants, and the Board approves such issuance on the basis that the issuance is in our best interests and the shareholders best interests and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities; Coverage Ratio
We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, certain provisions of the 1940 Act allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if, among other things, shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. The Adviser, as our sole shareholder, approved a proposal that allows us to reduce our asset coverage ratio to 150%.

On September 30, 2020, the Adviser, as our sole shareholder, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, effective October 1, 2020, our asset coverage ratio applicable to senior securities was reduced from 200% to 150%.
In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a BDC and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.”
Codes of Ethics
We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available on our website at www.ocic.com. Our code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Exemptive Relief
The Company, the Adviser and certain of their affiliates were granted an order for exemptive relief that permitted co-investing with affiliates of the Company subject to various approvals of the Board and other conditions. On May 6, 2025, the Company, the Adviser and certain of their affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief (the “Order”) by the SEC for the Company to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest with certain of its affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when the Company co-invests with its affiliates in an issuer where an affiliate of the Company has an existing investment in the issuer, and (2) if the Company disposes of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee the Company’s participation in the co-investment program. As required by the Order, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and the Company’s Chief Compliance Officer will provide reporting to the Board.
In addition, we have received an exemptive order that permits us to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based service and/or distribution fees and early withdrawal fees.
Termination of the Investment Advisory Agreement
Under the 1940 Act, the Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser and may be terminated at any time, without penalty, by the Adviser upon 120 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. Unless terminated earlier as described above, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-

to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to the Adviser.
Introduction
As an investment adviser registered under the Adviser Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to our clients’ securities in the best interest of our clients’ shareholders. We will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how we voted proxies for Blue Owl Credit Income Corp. by making a written request for proxy voting information to: Blue Owl Credit Income Corp., 399 Park Avenue, 37th Floor, New York, NY 10022, Attention: Investor Relations, or by calling Blue Owl Credit Income Corp. at (212) 419-3000.
Compliance with the Sarbanes-Oxley Act
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulation promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Other
We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.
We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and the Adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.
We intend to operate as a non-diversified management investment company; however, we may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.
Our internet address is www.ocic.com. We make available free of charge on our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain U.S. federal income tax consequences relevant to the purchase, ownership and disposition of the Notes, but does not purport to be a complete analysis of all potential tax consequences. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder by the U.S. Treasury (the “Treasury Regulations”), rulings and pronouncements issued by the Internal Revenue Service (the “IRS”), and judicial decisions, all as of the date hereof and all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the Notes. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.
This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules, including, without limitation:
•banks, insurance companies and other financial institutions;
•acertain former citizen or long-term resident of the United States;
•holders subject to the alternative minimum tax;
•dealers in securities or currencies;
•traders in securities;
•partnerships, S corporations or other pass-through entities;
•U.S. holders (as defined below) whose functional currency is not the U.S. dollar;
•controlled foreign corporations;
•tax-exempt organizations;
•passive foreign investment companies;
•a regulated investment company, a real estate investment trust or other financial conduit (or shareholders of such entity);
•a retirement plan, individual retirement account or tax deferred account;
•persons holding the Notes as part of a “straddle,” “hedge,” “conversion transaction” or other risk reduction transaction; and
•persons deemed to sell the Notes under the constructive sale provisions of the Code.
In addition, this discussion is limited to persons purchasing the Notes for cash at original issue and at their original “issue price” within the meaning of Section 1273 of the Code (i.e., the first price at which a substantial amount of the Notes are sold to the public for cash). This discussion also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. Moreover, the effects of other U.S. federal tax laws (such as estate and gift tax laws) and any applicable state, local or foreign tax laws are not discussed. The discussion deals only with Notes held as “capital assets” within the meaning of Section 1221 of the Code.
If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the Notes, the U.S. federal income tax treatment of an owner of the entity generally will depend on the status of the particular owner in question and the activities of the entity. Owners of any such entity should consult their tax advisors as to the specific tax consequences to them of holding the Notes indirectly through ownership of such entity.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE NOTES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Holders
The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a "U.S. holder" of a Note. As used herein, "U.S. holder" means a beneficial owner of a Note who is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States;
•a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust, if (i) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more "United States persons" within the meaning of Section 7701(a)(30) of the Code can control all substantial trust decisions, or, (ii) if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.
Payments of Interest
The following discussion assumes the Notes will be issued with no original issue discount or no more than a de minimis amount of original issue discount for U.S. federal income tax purposes. A U.S. holder generally will be required to recognize and include in gross income any stated interest on the Notes as ordinary income at the time that such interest is received or accrued, in accordance with such U.S. holder's method of tax accounting for U.S. federal income tax purposes.
Sale or Other Taxable Disposition of Notes
A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a Note equal to the difference between the amount realized upon the disposition (less any portion allocable to any accrued and unpaid interest, which will be taxable as interest to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will be equal to the amount that the U.S. holder paid for the Note less any principal payments received by the U.S. holder. Any gain or loss will be a capital gain or loss, and will be a long-term capital gain or loss if the U.S. holder has held the Note for more than one year at the time of disposition. Otherwise, such gain or loss will be a short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are currently subject to a reduced rate of tax. The deductibility of capital losses is subject to limitations under the Code.
Additional Tax on Net Investment Income.
An additional surtax at a rate of 3.8% is imposed on the amount of “net investment income,” in the case of an individual, or undistributed “net investment income,” in the case of an estate or trust (other than a charitable trust), which exceeds certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other taxable disposition of the Notes. U.S. holders should consult their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding
A U.S. holder may be subject to information reporting and backup withholding when such U.S. holder receives interest payments on the Notes held or upon the proceeds received upon the sale or other disposition of such Notes (including a redemption or retirement of the Notes). Certain U.S. holders generally are not subject to information reporting or backup withholding. A U.S. holder will be subject to backup withholding if such U.S. holder is not otherwise exempt and:
•such U.S. holder fails to furnish the U.S. holder’s taxpayer identification number (“TIN”), which, for an individual,ordinarily is his or her social security number;
•the IRS notifies the payor that such U.S. holder furnishes an incorrect TIN;
•we are notified by the IRS that the U.S. holder has failed properly to report payments of interest or dividends; or
•such U.S. holder fails to certify, under penalties of perjury, on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate), that the U.S. holder has furnished a correct TIN and that the IRS has not notified the U.S. holder that the U.S. holder is subject to backup withholding.
U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax, and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund if they timely provide certain information to the IRS.
Non-U.S. Holders
The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a “Non-U.S. holder” of a Note. A “Non-U.S. holder” is a beneficial owner of a Note who is neither a U.S. holder nor a partnership for U.S. federal income tax purposes. Non-U.S. holders should consult their tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them including any reporting requirements.
Payments of Interest
Subject to the discussions, below, concerning backup withholding and FATCA (as defined below), generally interest income paid to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (a “U.S. trade or business”) is subject to withholding tax at a rate of 30% (or a reduced rate pursuant to an applicable income tax treaty). Nevertheless, interest paid on a Note to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business (and, if any applicable treaty so provides, is not attributable to a permanent establishment maintained by the Non-U.S. holder in the United States) generally will not be subject to U.S. federal withholding tax provided that:
•such Non-U.S. holder does not directly or indirectly own 10% or more of the total combined voting power of all classes of our voting stock;
•such Non-U.S. holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership (as determined by the Code) and is not a bank that received such Note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and
•either (1) the Non-U.S. holder certifies, prior to the payment of interest, in a statement (generally, a properly executed IRS Form W-8BEN or IRS W-8BEN-E, as applicable, or a suitable substitute) provided to us or the paying agent, under penalties of perjury, that it is the beneficial owner of the Notes and not a “United States person” within the meaning of the Code and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Note on behalf of the Non-U.S. holder certifies to us or the paying agent under penalties of perjury that it, or the financial institution between it and the Non-U.S. holder, has received from the Non-U.S. holder a statement, under penalties of perjury, that such Non-U.S. holder is the beneficial owner of the Notes and is not a United States person and provides us or the paying agent with a copy of such statement or (3) the Non-U.S. holder holds its Note directly through a “qualified intermediary” and certain conditions are satisfied.
Even if the above conditions are not met, a Non-U.S. holder generally will be entitled to a reduction in or an exemption from withholding tax on interest if the Non-U.S. holder provides us or our paying agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or a suitable substitute form (or other applicable certificate) claiming an exemption from or reduction of the withholding tax under the benefit of an income tax treaty between the United States and the Non-U.S. holder’s country of residence. A Non-U.S. holder is required to inform the recipient of any change in the information on such statement within 30 days of such change. Special certification rules apply to Non-U.S. holders that are pass-through entities rather than corporations or individuals.
If interest paid to a Non-U.S. holder is effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business (and, if any applicable treaty so provides, is attributable to a permanent establishment maintained by the Non-U.S. holder in the United States), then, the Non-U.S. holder will be exempt from U.S. federal withholding tax, so long as the Non-U.S. holder has provided a properly executed IRS Form W-8ECI or substantially similar substitute form stating that the interest that the Non-U.S. holder receives on the Notes is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States. In such a case, a Non-U.S. holder will be subject to tax on the interest it receives on a net income basis in the same manner as if such Non-U.S. holder were a U.S. holder. In addition, if the Non-U.S. holder is a foreign corporation, such interest may be subject to a branch profits tax at a rate of 30% (or a reduced rate pursuant to an applicable income tax treaty).
Sale or Other Taxable Disposition of Notes
Subject to the discussion below concerning backup withholding and FATCA (defined below), any gain realized by a Non-U.S. holder on the sale, exchange, retirement, redemption or other taxable disposition of a Note generally will not be subject to U.S. federal income tax unless:
•the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. holder in the United States); or
•the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition, certain conditions are met and the Non-U.S. holder is not eligible for relief under an applicable income tax treaty.
A Non-U.S. holder described in the first bullet point above will be required to pay U.S. federal income tax on the net gain derived from the sale or other taxable disposition generally in the same manner as if such Non-U.S. holder were a U.S. holder, and if such Non-U.S. holder is a foreign corporation, it may also be required to pay an additional branch profits tax at a 30% rate (or a reduced rate pursuant to an applicable income tax treaty). A Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or a reduced rate pursuant to an applicable income tax treaty) on the gain derived from the sale or other taxable disposition, which may be offset by certain U.S. source capital losses.
Certain other exceptions may be applicable, and Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.
Information Reporting and Backup Withholding
The amount of interest that we pay to any documented Non-U.S. holder on the Notes will be reported to the Non-U.S. holder and to the IRS annually on an IRS Form 1042-S, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides. However, a Non-U.S. holder generally will not be subject to backup withholding and certain other information reporting with respect to payments that we make to the Non-U.S. holder, provided that we do not have actual knowledge or reason to know that such Non-U.S. holder is a “United States person,” within the meaning of the Code, and the Non-U.S. holder has given us the statement described above under “Non-U.S. holders—Payments of Interest.”
If a Non-U.S. holder sells or exchanges a Note through a United States broker or the United States office of a foreign broker, or such sale is deemed to occur through a United States office of a foreign broker, the proceeds from such sale or exchange will be subject to information reporting and backup withholding unless the Non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such holder is not a U.S. holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. holder, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. holder sells or exchanges a Note through the foreign office of a broker who is a “United States person” (within the meaning of the Code) or has certain enumerated connections with the United States, the proceeds from such sale or exchange will be subject to information reporting unless the Non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that such holder is not a U.S. holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. holder.
A Non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the Non-U.S. holder’s U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.
Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their Notes, beneficial owners could be subject to this 30% withholding tax with respect to interest paid on the Notes. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900. DST Systems, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our Board, if any, our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Blue Owl Credit Income Corp. and subsidiaries as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, and the Senior Securities table included in this prospectus under the heading “Senior Securities” have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS
Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Eversheds Sutherland (US) LLP. Certain legal matters in connection with the offering will be passed upon for the underwriters by                .
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.
We make available on our website (www.ocic.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

FINANCIAL STATEMENTS:
INTERIM FINANCIAL STATEMENTS
AUDITED FINANCIAL STATEMENTS

Blue Owl Credit Income Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)

	June 30, 2025 (Unaudited)	December 31, 2024
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $31,011,642 and $25,422,365, respectively)	$30,935,348	$25,384,902
Non-controlled, affiliated investments (amortized cost of $7,774 and $8,305, respectively)	7,346	8,248
Controlled, affiliated investments (amortized cost of $1,019,791 and $952,995, respectively)	1,061,460	985,744
Total investments at fair value (amortized cost of $32,039,207 and $26,383,665, respectively)	32,004,154	26,378,894
Cash (restricted cash of $45,860 and $182,030, respectively)	531,517	1,003,117
Foreign cash (cost of $5,823 and $3,554, respectively)	6,114	3,366
Interest and dividend receivable	192,102	180,178
Receivable from controlled affiliates	23,639	16,299
Receivable for investments sold	426,259	473,053
Prepaid expenses and other assets	150,738	8,974
Total Assets	33,334,523	28,063,881
Liabilities
Debt (net of unamortized debt issuance costs of $190,819 and $178,732, respectively)	$14,671,718	$12,681,822
Distribution payable	186,242	152,477
Payable for investments purchased	233,792	129,625
Payables to affiliates	78,576	73,430
Tender offer payable	464,234	193,203
Accrued expenses and other liabilities	204,915	311,722
Total Liabilities	15,839,477	13,542,279
Commitments and contingencies (Note 7)
Net Assets
Class S Common shares $0.01 par value, 1,500,000,000 shares authorized; 615,947,390 and 515,664,737 shares issued and outstanding, respectively	6,159	5,157
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized; 57,044,599 and 51,059,824 shares issued and outstanding, respectively	570	511
Class I Common shares $0.01 par value, 2,000,000,000 shares authorized; 1,180,086,396 and 952,454,240 shares issued and outstanding, respectively	11,801	9,525
Additional paid-in-capital	17,365,194	14,191,257
Accumulated undistributed (overdistributed) earnings	111,322	315,152
Total Net Assets	17,495,046	14,521,602
Total Liabilities and Net Assets	$33,334,523	$28,063,881
Net Asset Value Per Class S Share	$9.42	$9.54
Net Asset Value Per Class D Share	$9.43	$9.55
Net Asset Value Per Class I Share	$9.45	$9.57
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$698,256	$545,607	$1,326,288	$1,006,142
Payment-in-kind (“PIK”) interest income	32,187	31,284	60,907	57,742
Dividend income	738	2,293	2,347	4,397
Payment-in-kind (“PIK”) dividend income	14,341	14,767	27,685	32,018
Other income	13,023	7,471	20,852	12,922
Total investment income from non-controlled, non-affiliated investments	758,545	601,422	1,438,079	1,113,221
Investment income from non-controlled, affiliated investments:
Interest income	15	—	37	—
Payment-in-kind (“PIK”) interest income	50	—	92	—
Dividend income	343	272	343	417
Other income	2	—	2	—
Total investment income from non-controlled, affiliated investments	410	272	474	417
Investment income from controlled, affiliated investments:
Interest income	3,289	2,279	6,054	3,796
Payment-in-kind (“PIK”) interest income	—	—	—	1,104
Dividend income	19,854	22,070	44,741	35,662
Total investment income from controlled, affiliated investments	23,143	24,349	50,795	40,562
Total Investment Income	782,098	626,043	1,489,348	1,154,200
Operating Expenses
Offering costs	1,580	1,443	3,542	2,694
Interest expense	249,963	182,950	466,523	352,366
Management fees, net(1)	51,511	32,969	97,908	61,488
Performance based incentive fees	56,824	45,485	109,499	84,395
Professional fees	7,258	5,085	12,854	10,701
Directors’ fees	320	320	640	646
Shareholder servicing fees	12,532	8,607	23,940	16,019
Other general and administrative	3,997	2,903	7,383	4,685
Total Operating Expenses	383,985	279,762	722,289	532,994
Net Investment Income (Loss) Before Taxes	398,113	346,281	767,059	621,206
Income tax expense (benefit), including excise tax expense (benefit)	341	2,464	561	3,263
Net Investment Income (Loss) After Taxes	$397,772	$343,817	$766,498	$617,943

Blue Owl Credit Income Corp.
Consolidated Statements of Operations - Continued
(Amounts in thousands, except share and per share amounts)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(54,241)	$(28,617)	$(108,694)	$(32,688)
Non-controlled, affiliated investments	(289)	1,391	(371)	2,734
Controlled, affiliated investments	15,195	2,334	8,920	6,960
Translation of assets and liabilities in foreign currencies	(2,578)	582	4,950	291
Income tax (provision) benefit	(1,235)	—	(1,066)	8
Total Net Change in Unrealized Gain (Loss)	(43,148)	(24,310)	(96,261)	(22,695)
Net realized gain (loss):
Non-controlled, non-affiliated investments	8,319	(14)	(49,546)	(3,434)
Foreign currency transactions	5,241	(1,103)	(774)	(1,054)
Total Net Realized Gain (Loss)	13,560	(1,117)	(50,320)	(4,488)
Total Net Realized and Change in Unrealized Gain (Loss)	(29,588)	(25,427)	(146,581)	(27,183)
Total Net Increase (Decrease) in Net Assets Resulting from Operations	$368,184	$318,390	$619,917	$590,760
Net Increase (Decrease) in Net Assets Resulting from Operations - Class S Common Stock	$114,113	$104,763	$191,514	$194,413
Net Increase (Decrease) in Net Assets Resulting from Operations - Class D Common Stock	$11,606	$11,958	$19,942	$23,365
Net Increase (Decrease) in Net Assets Resulting from Operations - Class I Common Stock	$242,465	$201,669	$408,461	$372,982
Earnings Per Share - Basic and Diluted of Class S Common Stock	$0.19	$0.25	$0.33	$0.51
Weighted Average Shares of Class S Common Stock Outstanding - Basic and Diluted	607,882,907	413,208,224	580,809,758	384,667,787
Earnings Per Share - Basic and Diluted of Class D Common Stock	$0.20	$0.27	$0.35	$0.53
Weighted Average Shares of Class D Common Stock Outstanding - Basic and Diluted	58,468,742	44,636,862	56,573,122	43,768,118
Earnings Per Share - Basic and Diluted of Class I Common Stock	$0.21	$0.27	$0.37	$0.55
Weighted Average Shares of Class I Common Stock Outstanding - Basic and Diluted	1,172,654,549	736,786,949	1,108,266,084	683,495,105
__________________
(1)Refer to Note 3 “Agreements and Related Party Transactions” for additional details on management fee waiver.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(6)	First lien senior secured loan	S+	4.50%		12/2029	237,388	$237,304	$237,388
Monotype Imaging Holdings Inc.(7)(18)	First lien senior secured loan	S+	5.50%		2/2031	170,253	169,114	170,253
Project Boost Purchaser, LLC (dba J.D. Power)(7)(21)	First lien senior secured loan	S+	3.00%		7/2031	45,940	45,883	45,999
Project Boost Purchaser, LLC (dba J.D. Power)(7)(21)	Second lien senior secured loan	S+	5.25%		7/2032	11,250	11,199	11,315
							463,500	464,955	2.7%
Aerospace and defense
ManTech International Corporation(7)	First lien senior secured loan	S+	5.00%		9/2029	14,532	14,532	14,532
Novaria Holdings, LLC(6)(21)	First lien senior secured loan	S+	3.25%		6/2031	19,123	19,117	19,075
Peraton Corp.(6)(21)	First lien senior secured loan	S+	3.75%		2/2028	51,000	51,026	44,895
Peraton Corp.(7)(21)	Second lien senior secured loan	S+	7.75%		2/2029	4,831	4,793	3,358
STS PARENT, LLC (dba STS Aviation Group)(7)	First lien senior secured loan	S+	5.00%		10/2031	134,842	134,228	134,168
STS PARENT, LLC (dba STS Aviation Group)(7)(18)	First lien senior secured revolving loan	S+	5.00%		10/2030	9,951	9,887	9,876
							233,583	225,904	1.3%
Asset based lending and fund finance
Hg Genesis 9 SumoCo Limited(12)(22)	Unsecured facility	E+		6.25%	3/2029	€132,180	139,927	155,160
Hg Saturn Luchaco Limited(15)(22)	Unsecured facility	SA+		8.25%	3/2027	£680	865	932
							140,792	156,092	0.9%
Automotive aftermarket
OAC Holdings I Corp. (dba Omega Holdings)(7)	First lien senior secured loan	S+	4.75%		3/2029	8,361	8,258	8,298
OAC Holdings I Corp. (dba Omega Holdings)(6)(18)	First lien senior secured revolving loan	S+	4.75%		3/2028	1,360	1,336	1,340
Power Stop, LLC(7)	First lien senior secured loan	S+	4.75%		1/2029	29,018	28,849	21,619
							38,443	31,257	0.2%
Automotive services
Mavis Tire Express Services Topco Corp.(7)(21)	First lien senior secured loan	S+	3.00%		5/2028	43,934	43,749	43,886
Spotless Brands, LLC(7)	First lien senior secured loan	S+	5.75%		7/2028	81,301	80,688	81,301
Spotless Brands, LLC(6)(18)	First lien senior secured revolving loan	S+	5.75%		7/2028	1,347	1,332	1,347
Wand Newco 3, Inc. (dba Caliber )(6)(21)	First lien senior secured loan	S+	2.50%		1/2031	21,874	21,714	21,762
							147,483	148,296	0.8%
Buildings and real estate
Associations Finance, Inc.(17)	Unsecured notes	N/A		14.25%	5/2030	176,538	175,522	176,538
Associations, Inc.(7)(18)	First lien senior secured loan	S+	6.50%		7/2028	438,452	438,069	438,452
Beacon Roofing Supply, Inc. (dba QXO)(7)(21)	First lien senior secured loan	S+	3.00%		4/2032	13,222	13,092	13,302
CoreLogic Inc.(6)(20)(21)	First lien senior secured loan	S+	3.50%		6/2028	23,717	23,323	23,441
Dodge Construction Network LLC(7)(21)	First lien senior secured loan	S+	4.75%		2/2029	10,432	8,578	8,519
Dodge Construction Network LLC(7)	First lien senior secured loan	S+	6.25%		1/2029	7,523	7,391	7,466
RealPage, Inc.(7)(21)	First lien senior secured loan	S+	3.00%		4/2028	38,714	38,573	38,416
RealPage, Inc.(7)(21)	First lien senior secured loan	S+	3.75%		4/2028	25,785	25,655	25,785
Wrench Group LLC(7)(21)	First lien senior secured loan	S+	4.00%		10/2028	14,393	14,378	14,325
							744,581	746,244	4.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Business services
Access CIG, LLC(8)(21)	First lien senior secured loan	S+	4.25%		8/2028	78,600	78,600	78,883
Accommodations Plus Technologies LLC(7)	First lien senior secured loan	S+	4.50%		5/2032	8,125	8,045	8,044
Aurelia Netherlands B.V.(12)(22)	First lien senior secured EUR term loan	E+	4.75%		5/2031	€55,027	62,192	64,593
Boxer Parent Company Inc. (f/k/a BMC)(7)(21)	First lien senior secured loan	S+	3.00%		7/2031	73,067	72,824	72,563
Capstone Acquisition Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%		11/2029	84,928	84,393	84,503
ConnectWise, LLC(7)(21)	First lien senior secured loan	S+	3.50%		9/2028	50,837	50,860	51,051
CoolSys, Inc.(8)(21)	First lien senior secured loan	S+	4.75%		8/2028	13,666	13,000	11,248
CoreTrust Purchasing Group LLC(6)	First lien senior secured loan	S+	5.25%		10/2029	112,049	111,192	112,049
Denali BuyerCo, LLC (dba Summit Companies)(7)(18)	First lien senior secured loan	S+	5.25%		9/2028	228,391	226,224	228,391
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	S+	5.50%		9/2028	46,149	45,657	46,149
Fullsteam Operations, LLC(7)(18)	First lien senior secured loan	S+	8.25%		11/2029	13,251	12,924	13,251
Fullsteam Operations, LLC(7)(18)	First lien senior secured delayed draw term loan	S+	7.00%		11/2029	4,339	4,273	4,339
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	S+	5.50%		12/2026	15,693	15,642	15,693
Hercules Buyer, LLC (dba The Vincit Group)(17)(27)	Unsecured notes	N/A		0.48%	12/2029	24	24	28
Kaseya Inc.(6)(21)	First lien senior secured loan	S+	3.25%		3/2032	79,800	79,413	80,071
Kaseya Inc.(6)(21)	Second lien senior secured loan	S+	5.00%		3/2033	22,154	22,014	22,160
KPSKY Acquisition, Inc. (dba BluSky)(7)	First lien senior secured loan	S+	5.50%		10/2028	100,660	99,589	95,628
KPSKY Acquisition, Inc. (dba BluSky)(7)(18)	First lien senior secured delayed draw term loan	S+	5.75%		10/2028	72	31	(143)
DuraServ LLC(6)(18)	First lien senior secured loan	S+	4.75%		6/2031	181,044	179,910	180,139
Ping Identity Holding Corp.(7)	First lien senior secured loan	S+	4.75%		10/2029	65,479	65,376	65,479
Plano HoldCo, Inc. (dba Perficient)(7)	First lien senior secured loan	S+	3.50%		10/2031	24,938	24,825	23,628
Plusgrade Inc.(6)(22)	First lien senior secured loan	S+	3.50%		3/2031	23,707	23,707	23,529
Tecta America Corp.(6)(21)	First lien senior secured loan	S+	3.00%		2/2032	37,333	37,244	37,367
Pye-Barker Fire & Safety, LLC(7)(18)	First lien senior secured loan	S+	4.50%		5/2031	245,189	243,943	244,575
Pye-Barker Fire & Safety, LLC(7)(18)	First lien senior secured revolving loan	S+	4.50%		5/2030	4,213	4,075	4,128
XPLOR T1, LLC(7)	First lien senior secured loan	S+	3.50%		6/2031	49,625	49,625	49,625
CMG HoldCo, LLC (dba Crete United)(8)(18)	First lien senior secured loan	S+	4.75%		5/2028	59,116	58,428	58,401
							1,674,030	1,675,372	9.6%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)	First lien senior secured loan	S+	4.00%		11/2027	18,966	18,785	17,733
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)	Second lien senior secured loan	S+	7.75%		11/2028	40,137	40,129	37,528
DCG ACQUISITION CORP. (dba DuBois Chemical)(6)	First lien senior secured loan	S+	4.50%		6/2031	95,076	94,233	94,600
DCG ACQUISITION CORP. (dba DuBois Chemical)(7)(18)	First lien senior secured delayed draw term loan	S+	4.50%		6/2031	9,539	9,426	9,492
Gaylord Chemical Company, L.L.C.(7)(18)	First lien senior secured loan	S+	5.50%		12/2027	187,191	186,256	187,191
Rocket BidCo, Inc. (dba Recochem)(7)(22)	First lien senior secured loan	S+	5.75%		11/2030	350,613	344,457	350,613
Velocity HoldCo III Inc. (dba VelocityEHS)(7)	First lien senior secured loan	S+	5.50%		4/2027	2,264	2,246	2,264
Nouryon Finance B.V.(7)(21)(22)	First lien senior secured loan	S+	3.25%		4/2028	12,423	12,423	12,470
Derby Buyer LLC (dba Delrin)(6)(21)	First lien senior secured loan	S+	3.00%		11/2030	57,259	57,259	56,979
							765,214	768,870	4.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Consumer products
Beach Acquisition Bidco, LLC (dba Skechers)(6)(20)	First lien senior secured loan	S+	3.25%		7/2032	35,000	34,913	34,913
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(6)(21)	First lien senior secured loan	S+	3.25%		4/2031	15,713	15,713	15,734
Conair Holdings LLC(6)(21)	First lien senior secured loan	S+	3.75%		5/2028	44,685	44,399	32,473
Conair Holdings LLC(6)	Second lien senior secured loan	S+	7.50%		5/2029	22,591	22,377	16,887
Foundation Consumer Brands, LLC(7)	First lien senior secured loan	S+	5.50%		2/2029	125,633	124,498	125,004
Lignetics Investment Corp.(7)	First lien senior secured loan	S+	5.00%		11/2027	95,729	95,539	95,250
Lignetics Investment Corp.(7)(18)	First lien senior secured revolving loan	S+	5.50%		10/2026	10,324	10,305	10,266
Olaplex, Inc.(6)(21)(22)	First lien senior secured loan	S+	3.50%		2/2029	20,457	20,262	19,675
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)	First lien senior secured loan	S+	5.25%		3/2029	58,174	57,482	57,302
SWK BUYER, Inc. (dba Stonewall Kitchen)(8)(18)	First lien senior secured revolving loan	S+	5.25%		3/2029	1,674	1,615	1,590
WU Holdco, Inc. (dba PurposeBuilt Brands)(7)	First lien senior secured loan	S+	4.75%		4/2032	189,644	189,180	189,170
							616,283	598,264	3.4%
Containers and packaging
Anchor Packaging, LLC(6)(21)	First lien senior secured loan	S+	3.25%		7/2029	47,505	47,505	47,733
Arctic Holdco, LLC (dba Novvia Group)(7)(18)	First lien senior secured loan	S+	5.25%		1/2032	166,434	165,694	165,602
Arctic Holdco, LLC (dba Novvia Group)(7)(18)	First lien senior secured revolving loan	S+	5.25%		1/2031	4,261	4,206	4,202
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	S+	5.75%		9/2028	82,197	81,541	82,197
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	S+	6.00%		9/2028	8,775	8,662	8,775
Berlin Packaging(6)(21)	First lien senior secured loan	S+	3.50%		6/2031	84,438	84,438	84,716
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(6)(18)(21)	First lien senior secured loan	S+	3.25%		3/2032	113,083	112,220	112,586
Charter NEX US, Inc.(6)(21)	First lien senior secured loan	S+	2.75%		11/2030	25,559	25,559	25,639
Fortis Solutions Group, LLC(7)	First lien senior secured loan	S+	5.50%		10/2028	65,937	65,205	64,618
Fortis Solutions Group, LLC(7)(18)	First lien senior secured revolving loan	S+	5.50%		10/2027	1,687	1,635	1,552
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)(18)	First lien senior secured loan	S+	5.25%		5/2028	125,415	124,675	125,415
Pregis Topco LLC(6)	Second lien senior secured loan	S+	7.75%		8/2029	2,500	2,500	2,500
Pregis Topco LLC(6)(21)	First lien senior secured loan	S+	4.00%		2/2029	16,653	16,613	16,686
Pregis Topco LLC(6)	Second lien senior secured loan	S+	6.75%		8/2029	30,000	30,000	30,000
ProAmpac PG Borrower LLC(7)(21)	First lien senior secured loan	S+	4.00%		9/2028	51,854	51,856	51,974
Tricorbraun Holdings, Inc.(6)(21)	First lien senior secured loan	S+	3.25%		3/2028	56,821	56,417	56,730
							878,726	880,925	5.0%
Distribution
ABB/Con-cise Optical Group LLC(7)	First lien senior secured loan	S+	7.50%		2/2028	33,306	33,045	32,807
AI Aqua Merger Sub, Inc. (dba Culligan)(6)(21)	First lien senior secured loan	S+	3.00%		7/2028	56,125	56,079	56,007
Aramsco, Inc.(7)	First lien senior secured loan	S+	4.75%		10/2030	49,842	49,084	40,123
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(21)	First lien senior secured loan	S+	3.25%		12/2030	92,937	92,931	92,315
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(20)	Second lien senior secured loan	S+	5.25%		12/2031	285,000	282,919	282,863
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(7)(18)	First lien senior secured loan	S+	5.00%		10/2029	176,090	174,653	176,090
Dealer Tire Financial, LLC(17)(20)(21)	Unsecured notes	N/A	8.00%		2/2028	56,120	55,445	53,595
Dealer Tire Financial, LLC(6)	First lien senior secured loan	S+	3.00%		7/2031	30,187	30,187	29,961
Endries Acquisition, Inc.(6)	First lien senior secured loan	S+	5.50%		12/2028	108,269	107,679	106,917
Formerra, LLC(7)	First lien senior secured loan	S+	7.25%		11/2028	5,338	5,228	5,311
Foundation Building Materials, Inc.(7)(21)	First lien senior secured loan	S+	4.00%		1/2031	19,787	19,698	19,334
White Cap Supply Holdings, LLC(6)(21)	First lien senior secured loan	S+	3.25%		10/2029	48,117	47,929	47,780
							954,877	943,103	5.4%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(6)	Second lien senior secured loan	S+	4.75%		11/2032	10,000	9,976	10,200
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(6)(21)	First lien senior secured loan	S+	3.00%		10/2029	19,680	19,680	19,717
Icon Parent I Inc. (dba Instructure Holdings)(8)(20)(21)	First lien senior secured loan	S+	3.00%		11/2031	19,950	19,607	19,966
Learning Care Group (US) No. 2 Inc.(7)(21)	First lien senior secured loan	S+	4.00%		8/2028	42,007	41,990	41,914
Renaissance Learning, Inc.(7)(21)	First lien senior secured loan	S+	4.00%		4/2030	55,190	54,613	49,991

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Severin Acquisition, LLC (dba PowerSchool)(6)(18)	First lien senior secured loan	S+	2.75%	2.25%	10/2031	134,397	133,078	132,540
Severin Acquisition, LLC (dba PowerSchool)(6)(18)	First lien senior secured revolving loan	S+	4.75%		10/2031	7,074	6,929	6,870
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(7)(21)	First lien senior secured loan	S+	4.00%		10/2030	15,107	15,107	15,154
							300,980	296,352	1.7%
Energy equipment and services
Dresser Utility Solutions, LLC(6)	First lien senior secured loan	S+	5.25%		3/2029	89,411	88,705	89,411
							88,705	89,411	0.5%
Financial services
Ascensus Holdings, Inc.(6)(21)	First lien senior secured loan	S+	3.00%		8/2028	21,759	21,759	21,780
Baker Tilly Advisory Group, LP(6)	First lien senior secured loan	S+	4.75%		6/2031	113,430	111,926	113,430
Baker Tilly Advisory Group, LP(6)	First lien senior secured loan	S+	4.50%		6/2031	157,600	156,820	156,812
BCPE Pequod Buyer, Inc. (dba Envestnet)(6)(21)	First lien senior secured loan	S+	3.25%		11/2031	113,053	110,919	113,166
Blackhawk Network Holdings, Inc.(6)(21)	First lien senior secured loan	S+	4.00%		3/2029	122,759	122,759	123,336
BTRS Holdings Inc. (dba Billtrust)(7)(18)	First lien senior secured loan	S+	5.50%		12/2028	31,936	31,651	31,851
Citrin Cooperman Advisors LLC(7)(21)	First lien senior secured loan	S+	3.00%		4/2032	16,439	16,359	16,411
Cohnreznick Advisory LLC(7)	First lien senior secured loan	S+	4.00%		3/2032	40,195	40,017	39,995
Continental Finance Company, LLC(6)	First lien senior secured loan	S+	8.00%		3/2029	13,250	13,126	13,118
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	S+	5.25%		11/2029	52,250	51,718	52,250
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	S+	4.75%		11/2029	18,371	18,287	18,371
CCM Midco, LLC (f/k/a Cresset Capital Management, LLC)(6)(18)	First lien senior secured loan	S+	5.00%		6/2030	25,142	24,916	25,142
Deerfield Dakota Holdings(7)(21)	First lien senior secured loan	S+	3.75%		4/2027	96,705	96,222	93,813
Deerfield Dakota Holdings(7)(21)	Second lien senior secured loan	S+	6.75%		4/2028	21,476	21,496	20,455
Finastra USA, Inc.(8)(22)	First lien senior secured loan	S+	7.25%		9/2029	162,704	161,233	162,704
Finastra USA, Inc.(7)(18)(22)	First lien senior secured revolving loan	S+	7.25%		9/2029	3,393	3,222	3,393
First Eagle Holdings, Inc.(6)(21)	First lien senior secured loan	S+	3.50%		6/2032	42,708	42,068	41,910
Klarna Holding AB(7)(22)	Subordinated Floating Rate Notes	S+	7.00%		4/2034	1,000	1,000	1,000
KRIV Acquisition Inc. (dba Riveron)(7)(18)	First lien senior secured loan	S+	5.75%		7/2029	82,012	80,034	82,012
Minotaur Acquisition, Inc. (dba Inspira Financial)(6)	First lien senior secured loan	S+	5.00%		6/2030	290,155	287,483	290,155
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	S+	5.00%		9/2028	12,115	12,085	12,115
OneDigital Borrower LLC(6)(21)	Second lien senior secured loan	S+	5.25%		7/2032	33,800	33,648	33,759
OneDigital Borrower LLC(6)(21)	First lien senior secured loan	S+	3.00%		7/2031	54,034	54,034	53,882
Orion US Finco Inc. (dba OSTTRA)(6)(21)(22)	First lien senior secured loan	S+	3.50%		5/2032	17,500	17,413	17,553
PPI Holding US INC. (dba Nuvei)(6)(21)(22)	First lien senior secured loan	S+	3.00%		7/2031	19,950	19,906	19,974
Pushpay USA Inc(7)(22)	First lien senior secured loan	S+	4.00%		8/2031	14,925	14,925	15,000
Saphilux S.a.r.L. (dba IQ-EQ)(8)(21)(22)	First lien senior secured loan	S+	3.50%		7/2028	47,716	47,716	47,935
Smarsh Inc.(7)(18)	First lien senior secured loan	S+	4.75%		2/2029	112,983	112,307	112,685
							1,725,049	1,734,007	9.9%
Food and beverage
Balrog Acquisition, Inc. (dba Bakemark)(6)(21)	First lien senior secured loan	S+	4.00%		9/2028	13,510	13,437	13,148
Balrog Acquisition, Inc. (dba Bakemark)(6)	Second lien senior secured loan	S+	7.00%		9/2029	6,000	5,969	5,880
Blast Bidco Inc. (dba Bazooka Candy Brands)(7)	First lien senior secured loan	S+	6.00%		10/2030	35,373	34,651	35,373
Dessert Holdings(6)(20)(21)	First lien senior secured loan	S+	4.00%		6/2028	23,278	23,199	22,929
Eagle Family Foods Group LLC(8)	First lien senior secured loan	S+	5.00%		8/2030	173,827	172,250	173,827
Fiesta Purchaser, Inc. (dba Shearer's Foods)(6)(21)	First lien senior secured loan	S+	3.25%		2/2031	54,451	54,451	54,554
Gehl Foods, LLC(7)	First lien senior secured loan	S+	6.25%		6/2030	126,789	125,644	126,789
Hissho Parent, LLC(7)	First lien senior secured loan	S+	4.50%		5/2029	122,633	121,974	122,633
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(6)	First lien senior secured loan	S+	6.25%		3/2027	170,702	169,505	168,142
KBP Brands, LLC(6)	First lien senior secured loan	S+	5.50%		5/2027	55,796	55,460	54,820
Ole Smoky Distillery, LLC(6)	First lien senior secured loan	S+	5.50%		3/2028	30,013	29,684	29,788
Savor Acquisition, Inc. (dba Sauer Brands)(6)(21)	First lien senior secured loan	S+	3.25%		2/2032	63,966	63,813	64,305
Rushmore Investment III LLC (dba Winland Foods)(6)	First lien senior secured loan	S+	5.00%		10/2030	509,456	505,019	509,456
Tacala, LLC(6)(21)	First lien senior secured loan	S+	3.50%		1/2031	55,225	55,092	55,429
Vital Bidco AB (dba Vitamin Well)(7)(22)	First lien senior secured loan	S+	4.50%		10/2031	225,476	221,545	225,476
							1,651,693	1,662,549	9.5%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units		Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Healthcare equipment and services
Azalea TopCo, Inc. (dba Press Ganey)(6)(21)	First lien senior secured loan	S+	3.25%		4/2031		57,019	56,980	57,093
Bamboo US BidCo LLC(7)(18)	First lien senior secured loan	S+	5.25%		9/2030		114,845	114,634	114,845
Bamboo US BidCo LLC(12)	First lien senior secured EUR term loan	E+	5.25%		9/2030		€61,293	64,483	71,949
Canadian Hospital Specialties Limited(10)(22)	First lien senior secured loan	C+	4.50%		4/2028	CAD	4,808	3,810	3,454
Canadian Hospital Specialties Limited(10)(18)(22)	First lien senior secured revolving loan	C+	4.50%		4/2027	CAD	366	290	259
Cambrex Corporation(6)	First lien senior secured loan	S+	4.75%		3/2032		223,073	220,917	222,515
Confluent Medical Technologies, Inc.(7)(21)	First lien senior secured loan	S+	3.25%		2/2029		74,174	74,174	74,085
Creek Parent, Inc. (dba Catalent)(6)	First lien senior secured loan	S+	5.25%		12/2031		293,842	288,989	293,842
CSC MKG Topco LLC (dba Medical Knowledge Group)(6)	First lien senior secured loan	S+	5.50%		2/2029		98,263	97,071	97,772
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(12)	First lien senior secured EUR term loan	E+	5.50%		3/2031		€55,356	59,169	63,680
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(11)(18)	First lien senior secured EUR revolving loan	E+	5.50%		3/2031		€264	287	215
Nelipak Holding Company(7)	First lien senior secured loan	S+	5.50%		3/2031		30,229	29,836	29,625
Nelipak Holding Company(6)(18)	First lien senior secured revolving loan	S+	5.50%		3/2031		5,190	5,082	5,014
Packaging Coordinators Midco, Inc.(7)	First lien senior secured loan	S+	4.75%		1/2032		446,206	440,215	440,629
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(18)(22)	First lien senior secured loan	S+	4.75%		1/2028		157,948	157,417	157,535
PerkinElmer U.S. LLC(6)	First lien senior secured loan	S+	4.75%		3/2029		167,512	167,193	165,837
Resonetics, LLC(7)(21)	First lien senior secured loan	S+	3.25%		6/2031		74,438	74,438	74,438
Rhea Parent, Inc.(7)	First lien senior secured loan	S+	4.75%		12/2030		202,293	201,745	201,787
TBRS, Inc. (dba TEAM Technologies)(7)	First lien senior secured loan	S+	4.75%		11/2031		152,008	151,211	151,248
TBRS, Inc. (dba TEAM Technologies)(7)(18)	First lien senior secured revolving loan	S+	4.75%		11/2030		1,295	1,190	1,190
Zest Acquisition Corp.(7)(21)	First lien senior secured loan	S+	5.25%		2/2028		19,435	19,435	19,338
								2,228,566	2,246,350	12.8%
Healthcare providers and services
Allied Benefit Systems Intermediate LLC(6)	First lien senior secured loan	S+	5.25%		10/2030		17,531	17,316	17,531
Allied Benefit Systems Intermediate LLC(7)	First lien senior secured delayed draw term loan	S+	5.25%		10/2030		3,215	3,176	3,215
Anesthesia Consulting & Management, LP(6)(18)	First lien senior secured loan	S+	5.50%		12/2027		38,164	37,900	37,882
Belmont Buyer, Inc. (dba Valenz)(7)(18)	First lien senior secured loan	S+	6.50%		6/2029		71,819	70,711	71,819
Belmont Buyer, Inc. (dba Valenz)(8)	First lien senior secured loan	S+	5.25%		6/2029		42,835	42,564	42,514
Commander Buyer, Inc. (dba CenExel)(7)	First lien senior secured loan	S+	4.75%		6/2032		123,800	123,126	123,124
Confluent Health, LLC(6)	First lien senior secured loan	S+	5.00%		11/2028		19,750	19,302	19,009
Covetrus, Inc.(7)(21)	First lien senior secured loan	S+	5.00%		10/2029		35,127	33,992	31,561
Covetrus, Inc.(7)	Second lien senior secured loan	S+	9.25%		10/2030		160,000	157,477	151,200
D4C Dental Brands, Inc.(7)(18)(20)	First lien senior secured loan	S+	4.50%		11/2029		137,554	136,352	137,181
Engage Debtco Limited(7)(20)(22)	First lien senior secured loan	S+	3.03%	4.00%	7/2029		32,687	32,044	32,033
Engage Debtco Limited(7)(22)	First lien senior secured loan	S+	3.33%	2.75%	7/2029		63,765	62,767	61,055
Engage Debtco Limited(7)(22)	First lien senior secured delayed draw term loan	S+	3.18%	2.54%	7/2029		20,702	20,415	19,822
EresearchTechnology, Inc. (dba Clario)(6)(18)	First lien senior secured loan	S+	4.75%		1/2032		210,617	208,483	208,367
Ex Vivo Parent Inc. (dba OB Hospitalist)(6)	First lien senior secured loan	S+		9.85%	9/2028		45,221	44,870	45,221
KABAFUSION Parent, LLC(7)	First lien senior secured loan	S+	5.00%		11/2031		71,044	70,379	70,689
KABAFUSION Parent, LLC(6)	First lien senior secured loan	S+	5.00%		11/2031		40,804	40,398	40,600
KWOL Acquisition, Inc. (dba Worldwide Clinical Trials)(7)	First lien senior secured loan	S+	4.75%		12/2029		172,766	170,217	172,766
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)(8)(18)	First lien senior secured loan	S+	4.00%		9/2030		79,636	79,275	79,237
Maple Acquisition, LLC (dba Medicus)(8)	First lien senior secured loan	S+	5.00%		5/2031		101,901	101,226	101,901
MED ParentCo, LP(7)(21)	First lien senior secured loan	S+	3.25%		4/2031		24,813	24,813	24,884
MJH Healthcare Holdings, LLC(6)(20)(21)	First lien senior secured loan	S+	3.25%		1/2029		14,392	14,392	14,428
Natural Partners, LLC(7)(22)	First lien senior secured loan	S+	4.50%		11/2030		163,414	161,763	162,597
Neptune Holdings, Inc. (dba NexTech)(7)	First lien senior secured loan	S+	4.50%		8/2030		30,419	30,279	30,419
OB Hospitalist Group, Inc.(6)	First lien senior secured loan	S+	5.25%		9/2027		68,076	67,400	68,076
OneOncology, LLC(7)(18)	First lien senior secured loan	S+	4.75%		6/2030		133,741	133,076	133,071
OneOncology, LLC(7)	First lien senior secured delayed draw term loan	S+	5.00%		6/2030		124,342	123,519	124,342
Pacific BidCo Inc.(8)(22)	First lien senior secured loan	S+	4.12%	1.88%	8/2029		172,505	169,793	170,349
Pacific BidCo Inc.(8)(22)	First lien senior secured delayed draw term loan	S+	5.75%		8/2029		17,905	17,596	17,682

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units		Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Pediatric Associates Holding Company, LLC(7)(21)	First lien senior secured loan	S+	3.25%		12/2028	32,062		31,215	28,496
Pediatric Associates Holding Company, LLC(7)	First lien senior secured loan	S+	4.50%		12/2028	27,277		26,460	24,959
PetVet Care Centers, LLC(6)	First lien senior secured loan	S+	6.00%		11/2030	239,321		237,345	226,158
Valeris, Inc. (fka Phantom Purchaser, Inc.)(7)	First lien senior secured loan	S+	5.00%		9/2031	88,972		88,158	88,750
Physician Partners, LLC(7)	First lien senior secured loan	S+	6.00%		12/2029	177,214		167,797	160,378
Physician Partners, LLC(7)(21)	First lien senior secured loan	S+	1.50%	2.50%	12/2029	17,879		11,209	8,850
Physician Partners, LLC(7)	First lien senior secured loan	S+	3.00%	2.50%	12/2029	81,840		54,780	43,785
Plasma Buyer LLC (dba PathGroup)(7)	First lien senior secured loan	S+	5.75%		5/2029	107,103		105,745	103,623
Plasma Buyer LLC (dba PathGroup)(7)	First lien senior secured delayed draw term loan	S+	6.25%		5/2029	4,042		3,986	3,911
Plasma Buyer LLC (dba PathGroup)(7)	First lien senior secured revolving loan	S+	5.75%		5/2028	12,182		12,066	11,786
PPV Intermediate Holdings, LLC(7)	First lien senior secured loan	S+	5.75%		8/2029	161,763		159,579	161,763
PPV Intermediate Holdings, LLC(7)	First lien senior secured delayed draw term loan	S+	6.00%		8/2029	9,997		9,921	9,997
Premise Health Holding Corp.(6)	First lien senior secured loan	S+	5.25%		3/2031	69,776		68,878	69,776
Premise Health Holding Corp.(6)(18)	First lien senior secured revolving loan	S+	5.25%		2/2030	546		451	546
Quva Pharma, Inc.(7)	First lien senior secured loan	S+	5.50%		4/2028	5,875		5,790	5,816
Quva Pharma, Inc.(7)	First lien senior secured loan	S+	5.50%		4/2026	1,362		1,347	1,348
SimonMed, Inc.(7)(18)	First lien senior secured loan	S+	4.75%		2/2032	253,062		251,737	251,798
SimonMed, Inc.(6)(18)	First lien senior secured revolving loan	S+	4.75%		2/2031	7,672		7,528	7,519
Soliant Lower Intermediate, LLC (dba Soliant)(8)(21)	First lien senior secured loan	S+	3.75%		7/2031	65,794		63,325	65,136
Soleo Holdings, Inc.(7)	First lien senior secured loan	S+	4.50%		2/2032	112,324		111,787	112,324
Tivity Health, Inc.(6)	First lien senior secured loan	S+	5.00%		6/2029	74,640		74,641	74,640
Unified Women's Healthcare, LP(7)	First lien senior secured loan	S+	5.50%		6/2029	81,615		81,223	81,615
Unified Women's Healthcare, LP(6)	First lien senior secured delayed draw term loan	S+	5.25%		6/2029	71,444		71,011	71,444
Unified Women's Healthcare, LP(6)	First lien senior secured loan	S+	5.50%		6/2029	68,027		67,612	68,027
Unified Women's Healthcare, LP(6)(18)	First lien senior secured delayed draw term loan	S+	5.00%		6/2029	36,392		36,089	36,189
Valeris, Inc. (fka Phantom Purchaser, Inc.)(7)	First lien senior secured loan	S+	4.75%		9/2031	184,510		182,690	182,665
Vermont Aus Pty Ltd(14)(22)	First lien senior secured AUD term loan	B+	5.75%		3/2028	A$	70,350	47,791	45,874
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(6)(21)	First lien senior secured loan	S+	3.00%		2/2032	30,000		29,873	29,634
								4,224,655	4,189,382	23.9%
Healthcare technology
Athenahealth Group Inc.(6)(21)	First lien senior secured loan	S+	2.75%		2/2029	25,994		25,994	25,953
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	S+	5.75%		8/2028	52,409		51,969	51,885
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(18)	First lien senior secured delayed draw term loan	S+	5.75%		8/2028	22,742		22,296	22,515
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(18)	First lien senior secured revolving loan	S+	5.75%		8/2026	2,328		2,311	2,281
Bracket Intermediate Holding Corp.(7)(21)	First lien senior secured loan	S+	4.25%		5/2028	49,005		49,005	49,117
Color Intermediate, LLC (dba ClaimsXten)(6)	First lien senior secured loan	S+	4.75%		10/2029	9,028		9,028	9,005
Cotiviti, Inc.(6)(21)	First lien senior secured loan	S+	2.75%		5/2031	35,040		34,342	34,844
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(6)	First lien senior secured loan	S+	5.00%		8/2031	349,085		347,257	349,085
Ensemble RCM, LLC(7)(21)	First lien senior secured loan	S+	3.00%		8/2029	33,552		33,377	33,673
GI Ranger Intermediate, LLC (dba Rectangle Health)(6)	First lien senior secured loan	S+	5.75%		10/2028	24,454		24,189	23,965
Imprivata, Inc.(7)(21)	First lien senior secured loan	S+	3.00%		12/2027	10,319		10,319	10,351
Indikami Bidco, LLC (dba IntegriChain)(6)	First lien senior secured loan	S+	4.00%	2.50%	12/2030	48,478		47,585	47,993
Indikami Bidco, LLC (dba IntegriChain)(6)(18)	First lien senior secured delayed draw term loan	S+	6.00%		12/2030	751		698	743
Indikami Bidco, LLC (dba IntegriChain)(6)(18)	First lien senior secured revolving loan	S+	6.00%		6/2030	3,566		3,486	3,519
Inovalon Holdings, Inc.(7)	First lien senior secured loan	S+	3.00%	2.75%	11/2028	305,124		304,679	305,124
Inovalon Holdings, Inc.(7)	Second lien senior secured loan	S+		8.50%	11/2033	113,685		113,685	113,685
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(7)(22)	First lien senior secured loan	S+	6.50%		8/2026	31,371		31,263	30,743
Interoperability Bidco, Inc. (dba Lyniate)(7)(18)	First lien senior secured loan	S+	5.75%		3/2028	77,433		77,235	75,981
Modernizing Medicine, Inc. (dba ModMed)(7)	First lien senior secured loan	S+	2.50%	2.75%	4/2032	114,452		113,335	113,308
PointClickCare Technologies, Inc.(8)(21)(22)	First lien senior secured loan	S+	3.25%		11/2031	46,753		46,638	46,897

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(21)	First lien senior secured loan	S+	3.00%		3/2028	53,121	53,121	53,163
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)(21)	First lien senior secured loan	S+	3.25%		11/2031	58,649	58,412	58,578
RL Datix Holdings (USA), Inc.(8)	First lien senior secured loan	S+	5.25%		4/2031	66,094	65,518	65,763
RL Datix Holdings (USA), Inc.(15)	First lien senior secured GBP term loan	SA+	5.25%		4/2031	£30,608	37,897	41,733
RL Datix Holdings (USA), Inc.(8)(18)	First lien senior secured revolving loan	S+	5.25%		10/2030	2,869	2,762	2,804
Salinger Bidco Inc. (dba Surgical Information Systems)(7)	First lien senior secured loan	S+	5.75%		8/2031	59,336	58,528	59,336
Salinger Bidco Inc. (dba Surgical Information Systems)(7)(18)	First lien senior secured revolving loan	S+	5.75%		5/2031	1,148	1,074	1,148
Southern Veterinary Partners, LLC(7)(21)	First lien senior secured loan	S+	3.25%		12/2031	39,900	39,762	39,916
Zelis Cost Management Buyer, Inc.(6)(21)	First lien senior secured loan	S+	2.75%		9/2029	4,938	4,918	4,901
Zelis Cost Management Buyer, Inc.(6)(21)	First lien senior secured loan	S+	3.25%		11/2031	70,607	70,281	70,155
							1,740,964	1,748,164	10.0%
Household products
Home Service TopCo IV, Inc.(6)	First lien senior secured loan	S+	4.50%		12/2027	35,740	35,740	35,740
Home Service TopCo IV, Inc.(7)	First lien senior secured delayed draw term loan	S+	4.50%		12/2027	2,792	2,754	2,792
Mario Midco Holdings, Inc. (dba Len the Plumber)(6)	Unsecured facility	S+		10.75%	4/2032	35,357	34,822	34,119
Mario Purchaser, LLC (dba Len the Plumber)(6)	First lien senior secured loan	S+	5.75%		4/2029	116,049	114,617	112,858
Mario Purchaser, LLC (dba Len the Plumber)(6)(18)	First lien senior secured revolving loan	S+	5.75%		4/2028	1,340	1,264	1,119
SimpliSafe Holding Corporation(6)	First lien senior secured loan	S+	6.25%		5/2028	140,389	138,850	140,389
Southern Air & Heat Holdings, LLC(7)(18)	First lien senior secured loan	S+	4.75%		10/2027	2,240	2,226	2,240
Southern Air & Heat Holdings, LLC(7)(18)	First lien senior secured delayed draw term loan	S+	5.25%		10/2027	10,473	9,799	10,473
Walker Edison Furniture Company LLC(7)(25)(31)	First lien senior secured loan	S+		6.75%	3/2027	6,272	4,955	350
Walker Edison Furniture Company LLC(6)(18)(25)(31)	First lien senior secured delayed draw term loan	S+		6.75%	3/2027	604	587	604
							345,614	340,684	1.9%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)(21)	First lien senior secured loan	S+	5.50%		8/2029	22,106	21,762	21,755
Cornerstone OnDemand, Inc.(6)(20)(21)	First lien senior secured loan	S+	3.75%		10/2028	19,350	19,298	18,110
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	S+	6.50%		10/2029	44,583	44,163	41,017
IG Investments Holdings, LLC (dba Insight Global)(7)	First lien senior secured loan	S+	5.00%		9/2028	47,478	47,480	47,478
iSolved, Inc.(6)(21)	First lien senior secured loan	S+	3.00%		10/2030	20,954	20,945	21,013
UKG Inc. (dba Ultimate Software)(6)(21)	First lien senior secured loan	S+	3.00%		2/2031	19,885	19,851	19,955
							173,499	169,328	1.0%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Infrastructure and environmental services
AWP Group Holdings, Inc.(6)(18)	First lien senior secured loan	S+	4.75%		12/2030	43,979	43,980	43,503
Azuria Water Solutions, Inc. (f/k/a Aegion Corporation)(6)(20)(21)	First lien senior secured loan	S+	3.00%		5/2028	36,664	36,664	36,741
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)(7)(18)	First lien senior secured loan	S+	5.00%		1/2031	54,106	53,588	54,106
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)	First lien senior secured loan	S+	6.75%		4/2030	92,945	91,773	92,016
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(18)	First lien senior secured revolving loan	S+	6.75%		4/2029	237	97	127
KENE Acquisition, Inc. (dba Entrust Solutions Group)(7)(18)	First lien senior secured loan	S+	5.25%		2/2031	17,491	17,140	17,447
Osmose Utilities Services, Inc.(6)(21)	First lien senior secured loan	S+	3.25%		6/2028	3,670	3,642	3,436
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)	First lien senior secured loan	S+	5.75%		3/2029	6,617	6,531	6,617
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(18)	First lien senior secured loan	S+	5.75%		3/2028	32,310	31,932	32,310
USIC Holdings, Inc.(7)(18)	First lien senior secured loan	S+	5.50%		9/2031	38,501	38,156	37,401
USIC Holdings, Inc.(7)(18)	First lien senior secured revolving loan	S+	5.25%		9/2031	2,207	2,164	2,074
Vessco Midco Holdings, LLC(6)(18)	First lien senior secured loan	S+	4.75%		7/2031	80,969	80,192	80,564
W.A. Kendall and Company, LLC(6)	First lien senior secured loan	S+	5.75%		4/2030	39,540	39,146	39,144
W.A. Kendall and Company, LLC(6)(18)	First lien senior secured revolving loan	S+	5.88%		4/2030	2,529	2,447	2,447
							447,452	447,933	2.6%
Insurance
Acrisure, LLC(17)(21)(22)	Unsecured notes	N/A	8.50%		6/2029	18,375	18,375	19,156
Acrisure, LLC(6)(21)	First lien senior secured loan	S+	3.00%		11/2030	58,890	58,890	58,678
Acrisure, LLC(6)(21)	First lien senior secured loan	S+	3.25%		11/2032	9,654	9,630	9,643
Alera Group, Inc.(6)(21)	First lien senior secured loan	S+	3.25%		5/2032	75,000	74,628	75,210
Alera Group, Inc.(6)(21)	Second lien senior secured loan	S+	5.50%		5/2033	125,000	124,379	127,288
AmeriLife Holdings LLC(8)	First lien senior secured loan	S+	4.75%		8/2029	287,610	284,584	286,172
AmeriLife Holdings LLC(7)(18)	First lien senior secured delayed draw term loan	S+	4.84%		8/2029	27,219	27,094	27,070
AmeriLife Holdings LLC(7)(18)	First lien senior secured revolving loan	S+	4.75%		8/2028	2,783	2,534	2,616
Ardonagh Midco 3 PLC(7)(21)(22)	First lien senior secured loan	S+	2.75%		2/2031	57,356	57,295	56,857
AssuredPartners, Inc.(6)(21)	First lien senior secured loan	S+	3.50%		2/2031	59,551	59,461	59,688
Asurion, LLC(6)(21)	First lien senior secured loan	S+	3.25%		7/2027	9,974	9,961	9,959
Asurion, LLC(6)(21)	First lien senior secured loan	S+	4.25%		9/2030	10,770	10,413	10,453
Asurion, LLC(6)(21)	Second lien senior secured loan	S+	5.25%		1/2029	104,017	100,227	96,299
Asurion, LLC(6)(21)	Second lien senior secured loan	S+	5.25%		1/2028	42,700	40,832	40,727
Atlas US Finco, Inc. (dba Nearmap)(7)(22)	First lien senior secured loan	S+	5.00%		12/2029	73,470	73,108	73,102
Brightway Holdings, LLC(7)	First lien senior secured loan	S+	5.75%		12/2027	20,437	20,309	20,437
Brightway Holdings, LLC(6)(18)	First lien senior secured revolving loan	S+	5.75%		12/2027	1,011	1,001	1,011
Broadstreet Partners, Inc.(6)(21)	First lien senior secured loan	S+	3.00%		6/2031	13,532	13,532	13,546
CFC USA 2025 LLC (dba CFC Insurance)(6)(22)	First lien senior secured loan	S+	3.75%		7/2032	80,000	79,200	79,200
Diamond Mezzanine 24 LLC (dba United Risk)(7)	First lien senior secured loan	S+	5.00%		10/2030	124,164	123,550	124,164
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(6)	First lien senior secured loan	S+	7.00%		3/2029	1,064	1,045	1,064
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured loan	S+	4.75%		4/2030	209,276	208,657	209,276
Evolution BuyerCo, Inc. (dba SIAA)(6)(18)	First lien senior secured delayed draw term loan	S+	4.75%		4/2030	4,627	4,464	4,627
Galway Borrower LLC(7)(18)	First lien senior secured delayed draw term loan	S+	4.50%		9/2028	10,032	9,955	10,032
Hyperion Refinance S.à r.l (dba Howden Group)(6)(21)(22)	First lien senior secured loan	S+	3.50%		4/2030	16,957	16,873	17,036
Hyperion Refinance S.à r.l (dba Howden Group)(6)(21)(22)	First lien senior secured loan	S+	3.00%		2/2031	55,925	55,925	56,070
IMA Financial Group, Inc.(6)(21)	First lien senior secured loan	S+	3.00%		11/2028	43,833	43,808	43,798
Integrated Specialty Coverages, LLC(6)	First lien senior secured loan	S+	4.75%		7/2030	100,935	100,523	100,935
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	S+	5.00%		8/2028	374,975	373,318	374,975
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(6)	First lien senior secured loan	S+		10.60%	7/2030	17,842	17,729	17,842
KWOR Acquisition, Inc. (dba Alacrity Solutions)(7)	First lien senior secured loan	S+	1.00%	5.25%	2/2030	17,815	17,733	17,726
KWOR Intermediate I, Inc. (dba Alacrity Solutions)(7)	First lien senior secured loan	S+		8.00%	2/2030	5,959	5,904	5,900
Mitchell International, Inc.(6)(21)	First lien senior secured loan	S+	3.25%		6/2031	66,695	66,408	66,589

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Mitchell International, Inc.(6)(21)	Second lien senior secured loan	S+	5.25%		6/2032	32,700	32,552	32,039
Simplicity Financial Marketing Group Holdings, Inc.(6)	First lien senior secured loan	S+	5.00%		12/2031	150,516	149,089	149,010
Simplicity Financial Marketing Group Holdings, Inc.(8)(18)	First lien senior secured delayed draw term loan	S+	5.00%		12/2031	8,931	8,701	8,685
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(21)	First lien senior secured loan	S+	3.75%		10/2031	19,950	19,858	19,926
THG Acquisition, LLC (dba Hilb)(6)(18)	First lien senior secured loan	S+	4.50%		10/2031	93,355	92,433	92,321
THG Acquisition, LLC (dba Hilb)(6)(18)	First lien senior secured revolving loan	S+	4.75%		10/2031	769	680	666
Trucordia Insurance Holdings, LLC(6)	First lien senior secured loan	S+	3.25%		6/2032	104,000	103,741	103,740
Trucordia Insurance Holdings, LLC(6)	Second lien senior secured loan	S+	5.75%		6/2033	275,750	273,001	272,993
Truist Insurance Holdings, LLC(7)(21)	First lien senior secured loan	S+	2.75%		5/2031	3,500	3,491	3,499
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(6)(18)	First lien senior secured loan	S+	5.00%		12/2029	37,304	37,082	37,304
							2,831,973	2,837,329	16.2%
Internet software and services
Activate Holdings (US) Corp. (dba Absolute Software)(7)(22)	First lien senior secured loan	S+	5.50%		7/2030	5,682	5,662	5,682
AI Titan Parent, Inc. (dba Prometheus Group)(6)	First lien senior secured loan	S+	4.50%		8/2031	33,962	33,654	33,623
AlphaSense, Inc.(7)	First lien senior secured loan	S+	6.25%		6/2029	3,533	3,504	3,507
Anaplan, Inc.(7)	First lien senior secured loan	S+	4.50%		6/2029	230,240	230,240	230,240
Appfire Technologies, LLC(7)	First lien senior secured loan	S+	5.00%		3/2028	13,919	13,859	13,919
Aptean Acquiror, Inc. (dba Aptean)(7)(18)	First lien senior secured loan	S+	4.75%		1/2031	120,646	119,601	120,646
Armstrong Bidco Limited(15)(22)	First lien senior secured GBP term loan	SA+	5.00%		6/2029	£40,433	48,964	55,131
Artifact Bidco, Inc. (dba Avetta)(7)	First lien senior secured loan	S+	4.25%		7/2031	15,498	15,429	15,498
Avalara, Inc.(7)(21)	First lien senior secured loan	S+	3.25%		3/2032	66,250	65,882	66,489
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(6)	First lien senior secured loan	S+	6.00%		3/2031	17,955	17,726	17,955
Barracuda Parent, LLC(7)(21)	First lien senior secured loan	S+	4.50%		8/2029	14,082	13,803	11,650
Barracuda Parent, LLC(7)	Second lien senior secured loan	S+	7.00%		8/2030	93,250	91,176	69,005
Barracuda Parent, LLC(7)	First lien senior secured loan	S+	6.50%		8/2029	34,116	33,192	30,875
Bayshore Intermediate #2, L.P. (dba Boomi)(6)	First lien senior secured loan	S+	2.88%	3.38%	10/2028	216,379	216,347	216,379
Bayshore Intermediate #2, L.P. (dba Boomi)(7)(18)	First lien senior secured revolving loan	S+	5.75%		10/2027	2,200	2,142	2,200
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)	First lien senior secured loan	S+	6.50%		12/2026	1,196	1,192	1,196
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)(18)	First lien senior secured loan	S+	5.50%		8/2027	10,168	10,066	9,900
CivicPlus, LLC(7)	First lien senior secured loan	S+	5.50%		8/2030	39,078	38,886	38,980
Cloud Software Group, Inc.(7)(21)	First lien senior secured loan	S+	3.75%		3/2031	79,612	79,612	79,731
Cloud Software Group, Inc.(6)(21)	First lien senior secured loan	S+	3.50%		3/2029	55,018	55,018	55,057
Clover Holdings 2, LLC (dba Cohesity)(7)(21)	First lien senior secured loan	S+	4.00%		12/2031	76,196	75,409	76,219
Coupa Holdings, LLC(7)	First lien senior secured loan	S+	5.25%		2/2030	24,101	24,101	24,101
CP PIK DEBT ISSUER, LLC (dba CivicPlus, LLC)(8)	Unsecured notes	S+		11.75%	6/2034	11,486	11,375	11,486
Crewline Buyer, Inc. (dba New Relic)(6)	First lien senior secured loan	S+	6.75%		11/2030	171,701	169,558	169,984
Databricks, Inc.(6)	First lien senior secured loan	S+	4.50%		1/2031	73,469	73,127	73,286
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)(21)	Second lien senior secured loan	S+	5.25%		11/2030	33,000	32,851	33,053
Diamond Insure Bidco (dba Acturis)(13)(22)	First lien senior secured EUR term loan	E+	4.25%		7/2031	€3,123	3,293	3,648
Diamond Insure Bidco (dba Acturis)(15)(22)	First lien senior secured GBP term loan	SA+	4.50%		7/2031	£10,210	12,679	13,921
EET Buyer, Inc. (dba e-Emphasys)(7)	First lien senior secured loan	S+	4.75%		11/2027	39,966	39,659	39,966
Einstein Parent, Inc. (dba Smartsheet)(7)	First lien senior secured loan	S+	6.50%		1/2031	76,841	76,058	76,073
Entrata, Inc.(6)	First lien senior secured loan	S+	5.75%		7/2030	4,420	4,368	4,420
Forescout Technologies, Inc.(7)	First lien senior secured loan	S+	5.00%		5/2031	9,190	9,149	9,190
Granicus, Inc.(7)	First lien senior secured loan	S+	3.50%	2.25%	1/2031	33,340	33,069	33,340
Granicus, Inc.(7)	First lien senior secured delayed draw term loan	S+	3.00%	2.25%	1/2031	4,939	4,898	4,914
Granicus, Inc.(16)(18)	First lien senior secured revolving loan	P+	4.25%		1/2031	649	612	649
GS Acquisitionco, Inc. (dba insightsoftware)(7)(18)	First lien senior secured loan	S+	5.25%		5/2028	9,558	9,544	9,509
Hyland Software, Inc.(6)	First lien senior secured loan	S+	5.00%		9/2030	145,027	145,027	145,027
Icefall Parent, Inc. (dba EngageSmart)(7)	First lien senior secured loan	S+	5.75%		1/2030	28,869	28,400	28,869
JS Parent, Inc. (dba Jama Software)(7)	First lien senior secured loan	S+	4.75%		4/2031	905	901	905
Litera Bidco LLC(6)(18)	First lien senior secured loan	S+	5.00%		5/2028	42,738	42,576	42,632

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Magnet Forensics, LLC (f/k/a Grayshift, LLC)(6)(22)	First lien senior secured loan	S+	4.50%		7/2028	167,248	167,087	167,248
Ministry Brands Holdings, LLC(6)	First lien senior secured loan	S+	5.50%		12/2028	52,665	52,071	52,270
Ministry Brands Holdings, LLC(16)(18)	First lien senior secured revolving loan	P+	4.50%		12/2027	395	356	360
Mitnick Corporate Purchaser, Inc.(7)(18)(20)	First lien senior secured revolving loan	S+	3.00%		5/2027	438	442	(2,563)
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	S+	7.75%		2/2029	81,182	80,353	81,182
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	S+	7.25%		2/2029	34,017	33,745	33,932
PDI TA Holdings, Inc.(7)(18)	First lien senior secured loan	S+	5.50%		2/2031	81,384	80,308	80,530
Perforce Software, Inc.(6)(21)	First lien senior secured loan	S+	4.75%		3/2031	4,950	4,929	4,734
Perforce Software, Inc.(6)(21)	First lien senior secured loan	S+	4.75%		6/2029	14,589	14,391	14,025
Project Alpha Intermediate Holding, Inc. (dba Qlik)(7)(21)	First lien senior secured loan	S+	3.25%		10/2030	24,564	24,508	24,670
Proofpoint, Inc.(6)(21)	First lien senior secured term loan	S+	3.00%		8/2028	58,911	58,625	58,917
QAD, Inc.(6)	First lien senior secured loan	S+	4.75%		11/2027	46,049	46,049	46,049
Starlight Parent, LLC (dba SolarWinds)(7)(21)	First lien senior secured loan	S+	4.00%		3/2032	11,500	11,157	11,227
Sophos Holdings, LLC(6)(21)(22)	First lien senior secured loan	S+	3.50%		3/2027	38,305	38,140	38,431
Securonix, Inc.(7)	First lien senior secured loan	S+	4.00%	3.75%	4/2029	30,226	30,067	27,128
Securonix, Inc.(7)(18)	First lien senior secured revolving loan	S+	7.00%		4/2029	120	96	(427)
Sedgwick Claims Management Services, Inc.(7)(21)	First lien senior secured loan	S+	3.00%		7/2031	44,638	44,498	44,777
Sitecore Holding III A/S(12)	First lien senior secured EUR term loan	E+	3.25%	4.00%	3/2029	€25,715	27,009	30,186
Sitecore Holding III A/S(7)	First lien senior secured loan	S+	3.25%	4.00%	3/2029	4,432	4,409	4,432
Sitecore USA, Inc.(7)	First lien senior secured loan	S+	3.25%	4.00%	3/2029	26,722	26,585	26,722
Storable, Inc.(6)(21)	First lien senior secured loan	S+	3.25%		4/2031	69,501	69,383	69,369
Storable Intermediate Holdings, LLC(6)	First lien senior secured loan	S+		6.00%	4/2032	28,614	28,473	28,471
Spaceship Purchaser, Inc. (dba Squarespace)(7)	First lien senior secured loan	S+	5.00%		10/2031	125,388	124,808	125,388
Tricentis Operations Holdings, Inc.(6)	First lien senior secured loan	S+	1.38%	4.88%	2/2032	50,887	50,407	50,378
Thunder Purchaser, Inc. (dba Vector Solutions)(7)(18)	First lien senior secured loan	S+	5.25%		6/2028	31,935	31,794	31,935
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	S+	5.50%		6/2028	12,616	12,553	12,616
VIRTUSA CORPORATION(6)(21)	First lien senior secured loan	S+	3.25%		2/2029	29,527	29,547	29,513
When I Work, Inc.(7)	First lien senior secured loan	S+	5.50%		11/2027	26,835	26,735	26,165
Zendesk, Inc.(7)(18)	First lien senior secured loan	S+	5.00%		11/2028	155,417	153,055	155,417
							3,164,189	3,151,937	18.0%
Leisure and entertainment
Aerosmith Bidco 1 Limited (dba Audiotonix)(8)(22)	First lien senior secured loan	S+	5.25%		7/2031	341,349	337,400	341,349
Cirque du Soleil Canada, Inc.(7)(20)(21)(22)	First lien senior secured loan	S+	3.75%		3/2030	33,381	33,346	32,407
Eternal Buyer, LLC (dba Wedgewood Weddings)(7)	First lien senior secured loan	S+	4.75%		6/2032	77,054	76,670	76,668
Pretzel Parent, Inc.(6)(21)	First lien senior secured loan	S+	4.50%		8/2031	14,774	14,570	14,601
Troon Golf, L.L.C.(7)(18)	First lien senior secured loan	S+	4.75%		8/2028	380,734	380,511	380,734
							842,497	845,759	4.8%
Manufacturing
ACR Group Borrower, LLC(7)	First lien senior secured loan	S+	4.75%		3/2028	1,886	1,872	1,886
ACR Group Borrower, LLC(7)	First lien senior secured loan	S+	4.25%		3/2028	3,960	3,934	3,960
ACR Group Borrower, LLC(7)	First lien senior secured loan	S+	5.75%		3/2028	851	844	851
Chariot Buyer LLC (dba Chamberlain Group)(6)(21)	First lien senior secured loan	S+	3.25%		11/2028	28,766	28,790	28,795
CPM Holdings, Inc.(6)(20)(21)	First lien senior secured loan	S+	4.50%		9/2028	13,785	13,449	13,448
EMRLD Borrower LP (dba Emerson)(7)(21)	First lien senior secured loan	S+	2.50%		5/2030	5,985	5,844	5,976
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(20)	Second lien senior secured loan	S+	6.50%		5/2029	37,181	37,074	37,181
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(20)	Second lien senior secured loan	S+	6.00%		5/2029	19,160	19,129	19,112
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(21)	First lien senior secured loan	S+	3.50%		5/2028	9,042	8,900	9,091
Faraday Buyer, LLC (dba MacLean Power Systems)(6)	First lien senior secured loan	S+	6.00%		10/2028	134,245	132,308	133,238
Filtration Group Corporation(6)(21)	First lien senior secured loan	S+	3.00%		10/2028	17,589	17,589	17,649
FR Flow Control CB LLC (dba Trillium Flow Technologies)(7)(22)	First lien senior secured loan	S+	5.00%		12/2029	140,826	139,862	139,769
FR Flow Control CB LLC (dba Trillium Flow Technologies)(6)(18)(22)	First lien senior secured revolving loan	S+	5.00%		12/2029	2,573	2,418	2,400

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Gloves Buyer, Inc. (dba Protective Industrial Products)(6)(21)	First lien senior secured loan	S+	4.00%		5/2032	148,000	147,268	144,862
Helix Acquisition Holdings, Inc. (dba MW Industries)(6)	First lien senior secured loan	S+	7.00%		3/2030	61,484	60,078	61,023
Madison IAQ LLC(7)(21)	First lien senior secured loan	S+	3.25%		4/2032	40,000	39,607	40,084
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)(18)	First lien senior secured loan	S+	6.00%		7/2027	61,199	60,942	59,772
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	S+	6.25%		7/2027	4,620	4,575	4,539
Pro Mach Group, Inc.(6)(21)	First lien senior secured loan	S+	2.75%		8/2028	53,643	53,643	53,734
Sonny's Enterprises, LLC(7)(18)	First lien senior secured loan	S+	5.50%		8/2028	165,629	163,991	164,387
Sonny's Enterprises, LLC(7)(18)	First lien senior secured delayed draw term loan	S+	6.50%		8/2028	6,238	6,100	6,238
Sonny's Enterprises, LLC(7)(18)	First lien senior secured revolving loan	S+	5.50%		8/2027	13,134	12,948	12,940
							961,165	960,935	5.5%
Pharmaceuticals
Opal US LLC(8)(21)(22)	First lien senior secured loan	S+	3.25%		4/2032	22,500	22,385	22,577
Puma Buyer, LLC (dba PANTHERx)(7)	First lien senior secured loan	S+	4.25%		3/2032	130,344	129,394	130,344
							151,779	152,921	0.9%
Professional services
AmSpec Parent, LLC(6)	First lien senior secured loan	S+	3.50%		12/2031	34,667	34,667	34,753
Apex Group Treasury LLC(6)(21)(22)	First lien senior secured loan	S+	3.50%		2/2032	132,942	132,597	132,357
Certinia Inc.(7)	First lien senior secured loan	S+	5.25%		8/2030	44,118	43,559	44,118
DCCM, LLC(7)	First lien senior secured loan	S+	4.75%		6/2032	53,775	53,239	53,238
Element Materials Technology(7)(21)(22)	First lien senior secured loan	S+	3.75%		6/2029	27,249	27,249	27,270
EP Purchaser, LLC (dba Entertainment Partners)(7)(21)	First lien senior secured loan	S+	4.50%		11/2028	29,399	28,728	28,885
Essential Services Holding Corporation (dba Turnpoint)(7)(18)	First lien senior secured revolving loan	S+	5.00%		6/2030	523	487	468
Essential Services Holding Corporation (dba Turnpoint)(7)	First lien senior secured loan	S+	5.00%		6/2031	35,548	35,232	35,104
Gerson Lehrman Group, Inc.(7)	First lien senior secured loan	S+	5.00%		12/2027	165,599	164,613	165,599
Guidehouse Inc.(6)	First lien senior secured loan	S+	3.00%	2.00%	12/2030	107,955	107,955	107,415
Paris US Holdco, Inc. (dba Precinmac)(6)(18)	First lien senior secured loan	S+	4.75%		12/2031	70,181	69,446	69,787
Relativity ODA LLC(6)	First lien senior secured loan	S+	4.50%		5/2029	32,738	32,626	32,738
Sensor Technology Topco, Inc. (dba Humanetics)(7)(18)	First lien senior secured loan	S+	7.00%		5/2028	254,023	253,352	254,023
Sensor Technology Topco, Inc. (dba Humanetics)(12)(18)	First lien senior secured EUR term loan	E+	7.25%		5/2028	€43,474	47,105	51,033
Sovos Compliance, LLC(6)(21)	First lien senior secured loan	S+	4.00%		8/2029	48,504	48,533	48,717
Thevelia (US) LLC (dba Tricor)(7)(21)(22)	First lien senior secured loan	S+	3.00%		6/2029	10,991	10,991	10,993
Vensure Employer Services, Inc.(6)	First lien senior secured loan	S+	4.76%		9/2031	180,959	179,303	179,149
Vistage International, Inc.(7)	First lien senior secured loan	S+	3.75%		7/2029	29,688	29,688	29,614
							1,299,370	1,305,261	7.5%
Specialty retail
Galls, LLC(7)(18)	First lien senior secured loan	S+	5.00%	1.50%	3/2030	130,275	128,494	130,275
Galls, LLC(7)(18)	First lien senior secured revolving loan	S+	6.00%		3/2030	4,317	4,132	4,317
Ideal Image Development, LLC(7)(18)(25)(31)	First lien senior secured loan	S+		6.50%	2/2029	3,371	3,259	2,553
Ideal Image Development, LLC(7)(18)(25)(31)	First lien senior secured revolving loan	S+	6.00%		2/2029	796	796	760
Milan Laser Holdings LLC(7)	First lien senior secured loan	S+	5.00%		4/2027	19,906	19,836	19,607
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured loan	S+	4.75%	2.50%	11/2027	232,327	230,669	163,791
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured revolving loan	S+	6.75%		5/2027	5,282	5,254	3,724
The Shade Store, LLC(7)	First lien senior secured loan	S+	6.00%		10/2029	104,630	102,725	99,137
The Shade Store, LLC(7)	First lien senior secured loan	S+	7.00%		10/2029	13,827	13,662	13,377
The Shade Store, LLC(7)(18)	First lien senior secured revolving loan	S+	6.00%		10/2028	2,808	2,683	2,241
							511,510	439,782	2.5%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Telecommunications
CCI BUYER, INC. (dba Consumer Cellular)(7)	First lien senior secured loan	S+	5.00%		5/2032	497,022	492,121	492,052
EOS Finco S.A.R.L(7)(21)(22)(25)(31)	First lien senior secured loan	S+		6.00%	10/2029	83,675	68,015	21,747
Infobip Inc.(7)(22)	First lien senior secured loan	S+	5.75%		6/2029	12,968	12,775	12,773
Level 3 Financing, Inc.(6)(21)(22)	First lien senior secured loan	S+	4.25%		3/2032	130,000	128,097	131,326
Park Place Technologies, LLC(7)(18)	First lien senior secured loan	S+	5.25%		3/2031	92,529	91,702	92,297
Park Place Technologies, LLC(7)(18)	First lien senior secured revolving loan	S+	5.25%		3/2030	2,968	2,888	2,942
PPT Holdings III, LLC (dba Park Place Technologies)(17)	First lien senior secured loan	N/A		12.75%	3/2034	32,304	31,663	32,304
							827,261	785,441	4.5%
Transportation
Lightbeam Bidco, Inc. (dba Lazer Spot)(6)	First lien senior secured loan	S+	5.00%		5/2030	119,043	119,051	119,043
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured delayed draw term loan	S+	5.00%		5/2030	19,509	19,509	19,509
Lightbeam Bidco, Inc. (dba Lazer Spot)(6)(18)	First lien senior secured revolving loan	S+	5.00%		5/2029	5,258	5,183	5,258
Motus Group, LLC(7)(21)	First lien senior secured loan	S+	3.75%		12/2028	32,280	32,280	32,219
							176,023	176,029	1.0%
Total non-controlled/non-affiliated debt investments							$30,350,456	$30,218,836	172.7%
Total non-controlled/non-affiliated misc. debt commitments(18)(33)(Note 7)							$(15,430)	$(10,298)	(0.1)%
Total non-controlled/non-affiliated portfolio company debt investments							$30,335,026	$30,208,538	172.7%

Equity Investments
Asset based lending and fund finance
Amergin Asset Management, LLC(23)(25)	Class A Units	N/A			N/A	50,000,000	$1	$2,165
							1	2,165	—%
Automotive
CD&R Value Building Partners I, L.P. (dba Belron)(22)(23)(25)(32)	LP Interest	N/A			N/A	37,081	35,998	44,424
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(17)(23)	Series A Convertible Preferred Stock	N/A		7.00%	N/A	10,769	14,168	14,373
							50,166	58,797	0.3%
Buildings and real estate
Dodge Construction Network Holdings, L.P.(23)(25)	Class A-2 Common Units	N/A			N/A	—	123	20
Dodge Construction Network Holdings, L.P.(7)(23)	Series A Preferred Units	S+		8.25%	N/A	143,963	3	2
							126	22	—%
Business services
Denali Holding, LP (dba Summit Companies)(23)(25)	Class A Units	N/A			N/A	686,513	7,077	14,490
Hercules Buyer, LLC (dba The Vincit Group)(23)(25)(27)	Common Units	N/A			N/A	10,000	12	12
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(8)(23)	Perpetual Preferred Stock	S+		11.00%	N/A	33,768	49,865	50,349
							56,954	64,851	0.4%
Consumer products
ASP Conair Holdings LP(23)(25)	Class A Units	N/A			N/A	9,286	929	697
							929	697	—%
Containers and packaging
TCB Holdings I LLC (dba TricorBraun)(17)(23)	Class A Preferred Units	N/A		14.00%	N/A	87,500	89,997	90,289
							89,997	90,289	0.5%
Financial services
Vestwell Holdings, Inc.(23)(25)	Series D Preferred Stock	N/A			N/A	50,726	1,007	1,075
							1,007	1,075	—%
Food and beverage
Hissho Sushi Holdings, LLC(23)(25)	Class A Units	N/A			N/A	941,780	7,536	13,359
							7,536	13,359	0.1%
Healthcare equipment and services
KPCI Holdings, L.P.(23)(25)	Class A Units	N/A			N/A	1,781	2,313	5,096
Maia Aggregator, LP(23)(25)	Class A-2 Units	N/A			N/A	12,921,348	12,921	12,069
Patriot Holdings SCSp (dba Corza Health, Inc.)(22)(23)(25)	Class B Units	N/A			N/A	17,221	180	40
Patriot Holdings SCSp (dba Corza Health, Inc.)(17)(22)(23)	Class A Units	N/A		8.00%	N/A	1,251	1,609	1,593

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Rhea Acquisition Holdings, LP(23)(25)	Series A-2 Units	N/A			N/A	11,964,286	11,964	14,493
							28,987	33,291	0.2%
Healthcare providers and services
Baypine Commander Co-Invest, LP(22)(23)(25)	LP Interest	N/A			N/A	6,753	6,753	6,753
KOBHG Holdings, L.P. (dba OB Hospitalist)(23)(25)	Class A Interests	N/A			N/A	3,520	3,520	3,423
KWOL Acquisition, Inc. (dba Worldwide Clinical Trials)(23)(25)	Class A Interest	N/A			N/A	1,205	12,048	16,276
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)(23)(25)	Common Equity	N/A			N/A	1,329	3,563	3,500
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(17)(23)	Series A Preferred Stock	N/A		15.00%	N/A	27,355	33,705	31,302
XOMA Corporation(23)(25)	Warrants	N/A			N/A	54,000	369	530
							59,958	61,784	0.4%
Healthcare technology
BEHP Co-Investor II, L.P.(22)(23)(25)	LP Interest	N/A			N/A	1,269,969	822	1,670
Minerva Holdco, Inc.(17)(23)	Senior A Preferred Stock	N/A		10.75%	N/A	100,000	142,419	142,333
ModMed Software Midco Holdings, Inc. (dba ModMed)(17)(23)	Series A Preferred Units	N/A		13.00%	N/A	25,474	24,837	24,837
Orange Blossom Parent, Inc.(23)(25)	Common Units	N/A			N/A	16,667	1,667	1,720
WP Irving Co-Invest, L.P.(22)(23)(25)	Partnership Units	N/A			N/A	1,250,000	737	1,644
							170,482	172,204	1.0%
Household products
Walker Edison Holdco LLC(23)(25)	Common Units	N/A			N/A	29,167	2,821	—
							2,821	—	—%
Human resource support services
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)(17)(23)	Series A Preferred Stock	N/A		10.50%	N/A	12,750	18,439	16,173
							18,439	16,173	0.1%
Insurance
Accelerate Topco Holdings, LLC(23)(25)	Common Units	N/A			N/A	91,806	2,535	4,379
Evolution Parent, LP (dba SIAA)(23)(25)	LP Interest	N/A			N/A	2,703	270	333
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(23)(25)	LP Interest	N/A			N/A	42,053	427	420
Hockey Parent Holdings, L.P.(23)(25)	Class A Common Units	N/A			N/A	25,000	25,000	30,000
KWOR Intermediate I, Inc. (dba Alacrity Solutions)(23)(25)	Class A-1 Common Stock	N/A			N/A	3,605	1,726	1,726
KWOR Intermediate I, Inc. (dba Alacrity Solutions)(7)(23)	Preferred Stock	S+		8.00%	N/A	3,856	3,977	3,975
PCF Holdco, LLC (dba Trucordia)(23)(25)	Warrants	N/A			N/A	1,503,286	5,129	3,953
PCF Holdco, LLC (dba Trucordia)(17)(23)	Preferred equity	N/A		14.00%	N/A	26,824	19,860	26,824
							58,924	71,610	0.4%
Internet software and services
AlphaSense, LLC(23)(25)	Series E Preferred Shares	N/A			N/A	16,929	765	827
BCTO WIW Holdings, Inc. (dba When I Work)(23)(25)	Class A Common Stock	N/A			N/A	57,000	5,700	3,072
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(23)(25)	Common Units	N/A			N/A	1,729,439	1,729	2,805
Chrome Investors LP(17)(18)(22)(23)(25)	LP Interest	N/A			N/A	7,339	7,341	7,339
Elliott Alto Co-Investor Aggregator L.P.(22)(23)(25)	LP Interest	N/A			N/A	6,530	6,572	11,842
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(22)(23)(25)	LP Interest	N/A			N/A	989	989	1,239
Bird Holding B.V. (fka MessageBird Holding B.V.)(22)(23)(25)	Extended Series C Warrants	N/A			N/A	7,980	49	12
Project Alpine Co-Invest Fund, LP(22)(23)(25)	LP Interest	N/A			N/A	17,000	17,012	22,325
Project Hotel California Co-Invest Fund, L.P.(21)(22)(23)(25)	LP Interest	N/A			N/A	3,522	3,507	6,479
Thunder Topco L.P. (dba Vector Solutions)(23)(25)	Common Units	N/A			N/A	712,884	713	848
WMC Bidco, Inc. (dba West Monroe)(17)(23)	Senior Preferred Stock	N/A		11.25%	N/A	33,385	49,770	49,523
Zoro TopCo, Inc.(7)(23)	Series A Preferred Equity	S+		9.50%	N/A	16,562	16,079	16,388
Zoro TopCo, L.P.(23)(25)	Class A Common Units	N/A			N/A	1,380,129	13,801	15,491
							124,027	138,190	0.8%
Manufacturing
Gloves Holdings, LP (dba Protective Industrial Products)(23)(25)	LP Interest	N/A			N/A	1,218	134	189
							134	189	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Company(1)(2)(3)(19)(28)	Investment	Interest			Maturity Date	Par / Units	Amortized Cost(4)(24)	Fair Value	% of Net Assets
		Ref. Rate	Cash	PIK

Specialty retail
Ideal Topco, L.P.(23)(25)	Class A-2 Common Units	N/A			N/A	3,109,756	—	—
Ideal Topco, L.P.(23)(25)	Class A-1 Preferred Units	N/A			N/A	6,128,049	6,128	2,114
							6,128	2,114	—%
Total non-controlled/non-affiliated portfolio company equity investments							$676,616	$726,810	4.2%
Total non-controlled/non-affiliated portfolio company investments							$31,011,642	$30,935,348	176.8%

Non-controlled/affiliated portfolio company investments
Debt Investments(5)
Education
Pluralsight, LLC(7)(29)	First lien senior secured loan	S+		7.50%	8/2029	1,306,000	$1,306	$1,306
Pluralsight, LLC(7)(29)	First lien senior secured loan	S+	3.00%	1.50%	8/2029	1,204,000	1,204	1,204
							2,510	2,510	—%
Total non-controlled/affiliated portfolio company debt investments							$2,510	$2,510	—%

Equity Investments
Education
Paradigmatic Holdco LLC (dba Pluralsight)(23)(25)(29)	Common stock	N/A			N/A	396,827	$1,053	$1,009
							1,053	1,009	—%
Pharmaceuticals
LSI Financing 1 DAC(22)(23)(29)	Preferred equity	N/A			N/A	4,161	4,211	3,827
							4,211	3,827	—%
Total non-controlled/affiliated portfolio company equity investments							$5,264	$4,836	—%
Total non-controlled/affiliated portfolio company investments							$7,774	$7,346	—%

Controlled/affiliated portfolio company investments
Debt Investments(5)
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(17)(22)(30)	First lien senior secured loan	N/A		12.00%	7/2030	54,916	$54,916	$54,916
AAM Series 2.1 Aviation Feeder, LLC(17)(22)(30)	First lien senior secured loan	N/A		12.00%	11/2030	58,374	58,374	58,374
							113,290	113,290	0.6%
Total controlled/affiliated portfolio company debt investments							$113,290	$113,290	0.6%

Equity Investments
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(18)(22)(23)(25)(30)	LLC Interest	N/A			N/A	26,517	$26,557	$35,768
AAM Series 2.1 Aviation Feeder, LLC(18)(22)(23)(25)(30)	LLC Interest	N/A			N/A	23,469	23,509	40,519
							50,066	76,287	0.4%
Insurance
Fifth Season Investments LLC(23)(26)(30)	Class A Units	N/A			N/A	28	265,459	292,566
							265,459	292,566	1.7%
Joint ventures
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(22)(23)(30)(32)	LLC Interest	N/A			N/A	314,800	314,808	291,803
Blue Owl Credit SLF LLC(22)(23)(30)(32)	LLC Interest	N/A			N/A	25,900	25,920	25,733
							340,728	317,536	1.8%
Pharmaceuticals
LSI Financing LLC(18)(22)(23)(30)(32)	Common Equity	N/A			N/A	250,248	250,248	261,781
							250,248	261,781	1.5%
Total controlled/affiliated portfolio company equity investments							$906,501	$948,170	5.4%
Total controlled/affiliated portfolio company investments							$1,019,791	$1,061,460	6.1%
Total Investments							$32,039,207	$32,004,154	182.9%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

	Interest Rate and Cross-currency Swaps as of June 30, 2025
	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Value	Upfront Payments/Receipts	Change in Unrealized Appreciation / (Depreciation)	Hedged Instrument	Footnote Reference
Interest rate swap(a)(b)(c)	7.75%	S + 3.84%	9/16/2027	$600,000	$7,272	$—	$7,975	September 2027 Notes	Note 5
Cross-currency swap(a)(b)(c)(f)	6.50%	S + 2.67%	10/23/2027	253,779	(1,172)	—	19,463	AUD 2027 Notes	Note 5
Interest rate swap(b)(c)(e)	6.50%	B + 2.72%	10/23/2027	46,562	579	—	626	AUD 2027 Notes	Note 5
Interest rate swap(a)(b)(d)	5.90%	S + 2.18%	5/23/2028	500,000	3,574	—	3,574	May 2028 Notes	Note 5
Interest rate swap(a)(b)(c)	7.95%	S + 3.79%	5/13/2028	650,000	11,536	—	11,034	June 2028 Notes	Note 5
Interest rate swap(a)(b)(c)	7.75%	S + 3.65%	1/15/2029	550,000	10,568	—	10,967	January 2029 Notes	Note 5
Interest rate swap(a)(b)(c)	6.60%	S + 2.39%	8/15/2029	900,000	25,988	—	22,243	September 2029 Notes	Note 5
Interest rate swap(a)(b)(c)	5.80%	S + 2.62%	2/15/2030	1,000,000	(13,668)	—	30,851	March 2030 Notes	Note 5
Interest rate swap(a)(b)(c)	6.65%	S + 2.90%	1/15/2031	750,000	8,386	—	22,625	March 2031 Notes	Note 5
Total				$5,250,341	$53,063	$—	$129,358
__________________
(a)Contains a variable rate structure. Bears interest at a rate determined by SOFR.
(b)Instrument is used in a hedge accounting relationship. The associated change in fair value is recorded along with the change in fair value of the hedging item within interest expense.
(c)The Company has an International Swaps and Derivatives Association (“ISDA”) agreement with Goldman Sachs Bank USA.
(d)The Company has an International Swaps and Derivatives Association (“ISDA”) agreement with Deutsche Bank AG.
(e)Contains a variable rate structure. Bears interest at a rate determined by BBSY.
(f)The associated change in foreign exchange rate of derivative is recorded along with the change in foreign exchange rate of the note within translation of assets and liabilities in foreign currencies.
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR”or “E”) (which can include one-, three- or six-month EURIBOR), Canadian Overnight Repo Rate Average (“CORRA” or “C”) (which can include one- or three-month CORRA), Australian Bank Bill Swap Bid Rate (“BBSY” or “B”) (which can include one-, three-, or six-month BBSY), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these investments is subject to 1 month SOFR, which as of June 30, 2025 was 4.32%.
(7)The interest rate on these investments is subject to 3 month SOFR, which as of June 30, 2025 was 4.29%.
(8)The interest rate on these investments is subject to 6 month SOFR, which as of June 30, 2025 was 4.15%.
(9)The interest rate on these investments is subject to 12 month SOFR, which as of June 30, 2025 was 3.88%.
(10)The interest rate on these investments is subject to 3 month CORRA, which as of June 30, 2025 was 2.68%.
(11)The interest rate on these investments is subject to 1 month EURIBOR, which as of June 30, 2025 was 1.93%.
(12)The interest rate on these investments is subject to 3 month EURIBOR, which as of June 30, 2025 was 1.94%.
(13)The interest rate on these investments is subject to 6 month EURIBOR, which as of June 30, 2025 was 2.05%.
(14)The interest rate on these investments is subject to 3 month BBSY, which as of June 30, 2025 was 3.60%.
(15)The interest rate on these investments is subject to SONIA, which as of June 30, 2025 was 4.22%.
(16)The interest rate on these investments is subject to Prime, which as of June 30, 2025 was 7.50%.
(17)Investment does not contain a variable rate structure.
(18)Position or portion thereof is a partially unfunded debt or equity commitment. See Note 7 “Commitments and Contingencies”.

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Non-controlled/non-affiliated - debt commitments
Aerosmith Bidco 1 Limited (dba Audiotonix)	First lien senior secured delayed draw term loan	7/2027	$—	$108,341	$—
AI Titan Parent, Inc. (dba Prometheus Group)	First lien senior secured delayed draw term loan	9/2026	—	6,792	(34)
AlphaSense, Inc.	First lien senior secured delayed draw term loan	6/2029	—	716	(5)
AlphaSense, Inc.	First lien senior secured delayed draw term loan	12/2025	—	707	(5)
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	2/2027	—	34,240	(86)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	6/2026	27,219	5,127	—
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	—	5,333	—
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	12/2025	—	4,215	—
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	6/2026	—	2,688	—
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured delayed draw term loan	2/2027	114	11,504	—
Arctic Holdco, LLC (dba Novvia Group)	First lien senior secured delayed draw term loan	1/2027	10,980	6,747	—
Artifact Bidco, Inc. (dba Avetta)	First lien senior secured delayed draw term loan	7/2027	—	3,793	—
Associations, Inc.	First lien senior secured delayed draw term loan	7/2028	10,397	21,230	—
Baker Tilly Advisory Group, LP	First lien senior secured delayed draw term loan	6/2027	—	68,151	(170)
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	11/2026	1,259	25,652	—
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	10/2025	16,399	10,042	—
Belmont Buyer, Inc. (dba Valenz)	First lien senior secured delayed draw term loan	1/2026	—	11,083	—
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)	First lien senior secured delayed draw term loan	10/2025	1,693	3,458	—
Cambrex Corporation	First lien senior secured delayed draw term loan	3/2027	—	33,294	—
Capstone Acquisition Holdings, Inc.	First lien senior secured delayed draw term loan	8/2026	—	1,789	(2)
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)	First lien senior secured delayed draw term loan	1/2026	8,892	5,812	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	4/2027	—	1,061	—
CivicPlus, LLC	First lien senior secured delayed draw term loan	5/2027	—	9,178	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/2027	—	9,305	—
Commander Buyer, Inc. (dba CenExel)	First lien senior secured delayed draw term loan	6/2027	—	33,764	(84)
Clydesdale Acquisition Holdings, Inc. (dba Novolex)	First lien senior secured delayed draw term loan	12/2025	59	1,917	—
CMG HoldCo, LLC (dba Crete United)	First lien senior secured delayed draw term loan	10/2026	—	10,141	(101)
CMG HoldCo, LLC (dba Crete United)	First lien senior secured delayed draw term loan	11/2025	18,765	6,498	—
Computer Services, Inc. (dba CSI)	First lien senior secured delayed draw term loan	2/2026	—	25,566	—
CoreTrust Purchasing Group LLC	First lien senior secured delayed draw term loan	5/2026	—	23,639	—
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	6/2027	—	2,174	—
CCM Midco, LLC (f/k/a Cresset Capital Management, LLC)	First lien senior secured delayed draw term loan	6/2026	2,015	2,463	—
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)	First lien senior secured delayed draw term loan	8/2026	—	12,046	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Databricks, Inc.	First lien senior secured delayed draw term loan	7/2026	—	16,531	—
DCCM, LLC	First lien senior secured delayed draw term loan	6/2027	—	26,232	(131)
DCG ACQUISITION CORP. (dba DuBois Chemical)	First lien senior secured delayed draw term loan	6/2026	9,539	6,360	—
Diamond Mezzanine 24 LLC (dba United Risk)	First lien senior secured delayed draw term loan	10/2026	—	4,101	—
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured delayed draw term loan	1/2027	33,670	36,736	—
DuraServ LLC	First lien senior secured delayed draw term loan	3/2027	2,835	69,582	—
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured delayed draw term loan	4/2026	—	8,523	—
EresearchTechnology, Inc. (dba Clario)	First lien senior secured delayed draw term loan	1/2027	4,666	28,660	—
Essential Services Holding Corporation (dba Turnpoint)	First lien senior secured delayed draw term loan	6/2026	—	6,970	(52)
Eternal Buyer, LLC (dba Wedgewood Weddings)	First lien senior secured delayed draw term loan	6/2027	—	15,411	(39)
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	12/2025	4,627	21,421	—
Faraday Buyer, LLC (dba MacLean Power Systems)	First lien senior secured delayed draw term loan	11/2025	—	14,307	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/2027	—	7,292	(136)
FR Flow Control CB LLC (dba Trillium Flow Technologies)	First lien senior secured delayed draw term loan	6/2026	—	28,307	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	8/2025	3,089	1,911	—
Galls, LLC	First lien senior secured delayed draw term loan	3/2026	11,985	27,229	—
Galway Borrower LLC	First lien senior secured delayed draw term loan	7/2026	8,066	41,658	—
Gehl Foods, LLC	First lien senior secured delayed draw term loan	12/2026	—	9,097	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	3/2026	121	204	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	5/2027	—	888	(2)
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured delayed draw term loan	7/2026	1,072	12,359	—
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured delayed draw term loan	12/2025	751	5,819	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	8/2026	—	29,968	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured delayed draw term loan	6/2026	—	5,079	(89)
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	2/2027	—	6,577	—
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured delayed draw term loan	2/2026	773	6,695	—
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	11/2025	72	6,054	—
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured delayed draw term loan	2/2027	—	3,857	(19)
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)	First lien senior secured delayed draw term loan	9/2026	7,084	44,505	—
Litera Bidco LLC	First lien senior secured delayed draw term loan	11/2026	8,741	767	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Litera Bidco LLC	First lien senior secured delayed draw term loan	5/2027	—	3,981	(10)
ManTech International Corporation	First lien senior secured delayed draw term loan	12/2025	—	672	—
Maple Acquisition, LLC (dba Medicus)	First lien senior secured delayed draw term loan	5/2026	—	20,448	—
Minotaur Acquisition, Inc. (dba Inspira Financial)	First lien senior secured delayed draw term loan	5/2026	—	41,960	—
Monotype Imaging Holdings Inc.	First lien senior secured delayed draw term loan	2/2026	3,608	10,394	—
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR delayed draw term loan	3/2027	—	25,338	(317)
Nelipak Holding Company	First lien senior secured delayed draw term loan	3/2027	—	11,787	(147)
OneOncology, LLC	First lien senior secured delayed draw term loan	3/2027	29,125	92,229	—
Packaging Coordinators Midco, Inc.	First lien senior secured delayed draw term loan	4/2026	—	236,996	(1,185)
Paris US Holdco, Inc. (dba Precinmac)	First lien senior secured delayed draw term loan	12/2026	—	18,063	—
Park Place Technologies, LLC	First lien senior secured delayed draw term loan	9/2025	7,000	6,455	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured delayed draw term loan	1/2026	6,555	6,941	—
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	11/2025	—	31,691	(1,426)
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	5/2026	70,485	89,115	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	4,200	—
RL Datix Holdings (USA), Inc.	First lien senior secured delayed draw term loan	4/2027	—	14,908	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	3/2027	—	6,034	—
Salinger Bidco Inc. (dba Surgical Information Systems)	First lien senior secured delayed draw term loan	8/2026	—	5,742	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured EUR delayed draw term loan	9/2025	760	380	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured delayed draw term loan	9/2025	3,217	1,561	—
Severin Acquisition, LLC (dba PowerSchool)	First lien senior secured delayed draw term loan	10/2027	3,587	23,629	—
SimonMed, Inc.	First lien senior secured delayed draw term loan	2/2027	13,689	32,344	—
Simplicity Financial Marketing Group Holdings, Inc.	First lien senior secured delayed draw term loan	12/2026	8,931	31,285	—
Smarsh Inc.	First lien senior secured delayed draw term loan	1/2027	—	20,347	—
Soleo Holdings, Inc.	First lien senior secured delayed draw term loan	2/2027	—	15,932	—
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	6/2026	3,574	41,416	—
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	6/2027	6,238	12,476	—
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	7/2025	10,473	20,889	—
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured delayed draw term loan	10/2026	—	7,482	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured delayed draw term loan	10/2027	—	17,957	—
STS PARENT, LLC (dba STS Aviation Group)	First lien senior secured delayed draw term loan	10/2026	—	37,550	—
TBRS, Inc. (dba TEAM Technologies)	First lien senior secured delayed draw term loan	11/2026	—	23,009	(45)
THG Acquisition, LLC (dba Hilb)	First lien senior secured delayed draw term loan	10/2026	661	20,053	—
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured delayed draw term loan	10/2026	20,471	6,858	—
Troon Golf, L.L.C.	First lien senior secured delayed draw term loan	9/2026	27,312	27,449	—
Tricentis Operations Holdings, Inc.	First lien senior secured delayed draw term loan	2/2027	—	10,055	(50)
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	10/2026	36,392	16,917	—
USIC Holdings, Inc.	First lien senior secured delayed draw term loan	9/2026	756	1,478	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured delayed draw term loan	8/2026	258	13,712	—
Vensure Employer Services, Inc.	First lien senior secured delayed draw term loan	9/2026	—	18,231	(91)
Vessco Midco Holdings, LLC	First lien senior secured delayed draw term loan	7/2026	9,315	14,570	—
Walker Edison Furniture Company LLC	First lien senior secured delayed draw term loan	3/2027	292	131	—
W.A. Kendall and Company, LLC	First lien senior secured delayed draw term loan	6/2026	—	2,414	(24)
W.A. Kendall and Company, LLC	First lien senior secured delayed draw term loan	12/2026	—	59,282	(593)
WU Holdco, Inc. (dba PurposeBuilt Brands)	First lien senior secured delayed draw term loan	4/2027	—	46,130	(58)
Zendesk, Inc.	First lien senior secured delayed draw term loan	11/2025	11,089	24,308	—
ACR Group Borrower, LLC	First lien senior secured revolving loan	3/2026	—	875	—
Accommodations Plus Technologies LLC	First lien senior secured revolving loan	5/2032	—	1,250	(13)
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	7/2029	—	352	—
Aerosmith Bidco 1 Limited (dba Audiotonix)	First lien senior secured revolving loan	7/2030	—	44,919	—
AI Titan Parent, Inc. (dba Prometheus Group)	First lien senior secured revolving loan	8/2031	—	4,245	(42)
Alera Group, Inc.	First lien senior secured revolving loan	5/2030	—	12,500	—
AmeriLife Holdings LLC	First lien senior secured revolving loan	8/2028	2,783	30,610	—
Anaplan, Inc.	First lien senior secured revolving loan	6/2028	—	16,528	—
Anesthesia Consulting & Management, LP	First lien senior secured revolving loan	12/2027	492	2,459	—
Appfire Technologies, LLC	First lien senior secured revolving loan	3/2028	—	1,633	—
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured revolving loan	1/2031	—	8,497	—
Arctic Holdco, LLC (dba Novvia Group)	First lien senior secured revolving loan	1/2031	4,261	7,575	—
Artifact Bidco, Inc. (dba Avetta)	First lien senior secured revolving loan	7/2030	—	2,710	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Ascend Buyer, LLC (dba PPC Flexible Packaging)	First lien senior secured revolving loan	9/2028	—	8,187	—
Associations, Inc.	First lien senior secured revolving loan	7/2028	22,282	3,108	—
Atlas US Finco, Inc. (dba Nearmap)	First lien senior secured revolving loan	12/2028	—	7,697	(38)
AWP Group Holdings, Inc.	First lien senior secured revolving loan	12/2030	2,177	3,628	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)	First lien senior secured revolving loan	3/2031	—	1,995	—
Baker Tilly Advisory Group, LP	First lien senior secured revolving loan	6/2030	—	43,084	—
Bamboo US BidCo LLC	First lien senior secured revolving loan	10/2029	—	20,128	—
Bayshore Intermediate #2, L.P. (dba Boomi)	First lien senior secured revolving loan	10/2027	2,200	16,136	—
BCPE Pequod Buyer, Inc. (dba Envestnet)	First lien senior secured revolving loan	11/2029	—	16,634	(166)
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured revolving loan	8/2026	2,328	2,328	—
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	12/2026	—	161	—
Belmont Buyer, Inc. (dba Valenz)	First lien senior secured revolving loan	6/2029	3,547	3,103	—
Blast Bidco Inc. (dba Bazooka Candy Brands)	First lien senior secured revolving loan	10/2029	—	4,179	—
Brightway Holdings, LLC	First lien senior secured revolving loan	12/2027	1,011	1,094	—
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	12/2028	2,531	2,531	—
Cambrex Corporation	First lien senior secured revolving loan	3/2032	—	29,133	(73)
Canadian Hospital Specialties Limited	First lien senior secured revolving loan	4/2027	268	167	—
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured revolving loan	8/2027	303	577	—
CCI BUYER, INC. (dba Consumer Cellular)	First lien senior secured revolving loan	5/2032	—	29,023	(290)
Certinia Inc.	First lien senior secured revolving loan	8/2030	—	4,412	—
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)	First lien senior secured revolving loan	1/2030	—	3,692	—
CivicPlus, LLC	First lien senior secured revolving loan	8/2030	—	2,894	(7)
CMG HoldCo, LLC (dba Crete United)	First lien senior secured revolving loan	5/2028	2,668	5,985	—
Commander Buyer, Inc. (dba CenExel)	First lien senior secured revolving loan	6/2032	—	22,509	(113)
CoreTrust Purchasing Group LLC	First lien senior secured revolving loan	10/2029	—	14,183	—
Coupa Holdings, LLC	First lien senior secured revolving loan	2/2029	—	1,664	—
CPM Holdings, Inc.	First lien senior secured revolving loan	6/2028	—	5,000	(123)
Creek Parent, Inc. (dba Catalent)	First lien senior secured revolving loan	12/2031	—	42,297	—
CCM Midco, LLC (f/k/a Cresset Capital Management, LLC)	First lien senior secured revolving loan	6/2029	—	2,239	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Crewline Buyer, Inc. (dba New Relic)	First lien senior secured revolving loan	11/2030	—	17,226	(172)
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)	First lien senior secured revolving loan	8/2031	—	30,115	—
D4C Dental Brands, Inc.	First lien senior secured revolving loan	11/2029	1,310	11,791	—
DCG ACQUISITION CORP. (dba DuBois Chemical)	First lien senior secured revolving loan	6/2031	—	15,899	(79)
DCCM, LLC	First lien senior secured revolving loan	6/2032	—	10,493	(105)
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured revolving loan	9/2027	—	9,963	—
Diamond Mezzanine 24 LLC (dba United Risk)	First lien senior secured revolving loan	10/2030	—	6,175	—
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	3/2029	—	91	—
Dresser Utility Solutions, LLC	First lien senior secured revolving loan	3/2029	—	10,552	—
DuraServ LLC	First lien senior secured revolving loan	6/2030	—	24,256	(121)
Eagle Family Foods Group LLC	First lien senior secured revolving loan	8/2030	—	20,344	—
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	11/2027	—	3,387	—
Einstein Parent, Inc. (dba Smartsheet)	First lien senior secured revolving loan	1/2031	—	7,949	(79)
Entrata, Inc.	First lien senior secured revolving loan	7/2028	—	513	—
Essential Services Holding Corporation (dba Turnpoint)	First lien senior secured revolving loan	6/2030	523	3,834	—
EresearchTechnology, Inc. (dba Clario)	First lien senior secured revolving loan	10/2031	—	16,663	(167)
Eternal Buyer, LLC (dba Wedgewood Weddings)	First lien senior secured revolving loan	6/2032	—	15,411	(77)
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured revolving loan	4/2030	—	12,968	—
Fiesta Purchaser, Inc. (dba Shearer's Foods)	First lien senior secured revolving loan	2/2029	—	16,615	—
Finastra USA, Inc.	First lien senior secured revolving loan	9/2029	3,393	13,699	—
Forescout Technologies, Inc.	First lien senior secured revolving loan	5/2030	—	1,320	—
Formerra, LLC	First lien senior secured revolving loan	11/2028	—	526	(3)
Fortis Solutions Group, LLC	First lien senior secured revolving loan	10/2027	1,687	5,060	—
Foundation Consumer Brands, LLC	First lien senior secured revolving loan	2/2029	—	3,411	(17)
FR Flow Control CB LLC (dba Trillium Flow Technologies)	First lien senior secured revolving loan	12/2029	2,573	20,587	—
Fullsteam Operations, LLC	First lien senior secured revolving loan	11/2029	250	250	—
Galls, LLC	First lien senior secured revolving loan	3/2030	4,317	11,380	—
Galway Borrower LLC	First lien senior secured revolving loan	9/2028	1,966	4,301	—
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	12/2027	1,112	2,860	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	12/2027	—	8,404	—
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured revolving loan	4/2029	237	10,844	—
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured revolving loan	10/2027	—	1,673	(33)
Granicus, Inc.	First lien senior secured revolving loan	1/2031	649	3,984	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	5/2028	18	229	—
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured revolving loan	12/2026	—	96	—
Hissho Parent, LLC	First lien senior secured revolving loan	5/2029	—	11,009	—
Home Service TopCo IV, Inc.	First lien senior secured revolving loan	12/2027	—	3,359	—
Hyland Software, Inc.	First lien senior secured revolving loan	9/2029	—	6,978	—
Icefall Parent, Inc. (dba EngageSmart)	First lien senior secured revolving loan	1/2030	—	2,749	—
Ideal Image Development, LLC	First lien senior secured revolving loan	2/2029	1,528	484	—
Ideal Image Development, LLC*	First lien senior secured revolving loan	2/2029	103	—	—
IG Investments Holdings, LLC (dba Insight Global)	First lien senior secured revolving loan	9/2028	—	4,866	—
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured revolving loan	5/2028	—	12,700	—
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured revolving loan	6/2030	3,566	1,126	—
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	7/2029	—	5,934	—
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	8/2028	—	17,886	—
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)*	First lien senior secured revolving loan	8/2026	2,049	—	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	3/2028	481	5,537	—
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))	First lien senior secured revolving loan	12/2028	—	23,738	—
JS Parent, Inc. (dba Jama Software)	First lien senior secured revolving loan	4/2031	—	88	—
KABAFUSION Parent, LLC	First lien senior secured revolving loan	11/2031	—	8,903	(45)
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured revolving loan	2/2031	—	2,242	(6)
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured revolving loan	7/2029	2,736	8,208	—
KWOL Acquisition, Inc. (dba Worldwide Clinical Trials)	First lien senior secured revolving loan	12/2029	—	23,755	—
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured revolving loan	2/2030	—	2,877	(14)
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)	First lien senior secured revolving loan	9/2029	—	8,600	(43)
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured revolving loan	5/2029	5,258	6,426	—
Lignetics Investment Corp.	First lien senior secured revolving loan	10/2026	10,324	1,147	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Litera Bidco LLC	First lien senior secured revolving loan	5/2028	—	2,266	(6)
Magnet Forensics, LLC (f/k/a Grayshift, LLC)	First lien senior secured revolving loan	7/2028	—	2,419	—
ManTech International Corporation	First lien senior secured revolving loan	9/2028	—	1,806	—
Maple Acquisition, LLC (dba Medicus)	First lien senior secured revolving loan	5/2030	—	15,336	—
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured revolving loan	4/2028	1,340	6,698	—
MHE Intermediate Holdings, LLC (dba OnPoint Group)	First lien senior secured revolving loan	7/2027	1,429	2,143	—
Milan Laser Holdings LLC	First lien senior secured revolving loan	4/2026	—	2,553	(38)
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	12/2027	395	4,350	—
Minotaur Acquisition, Inc. (dba Inspira Financial)	First lien senior secured revolving loan	6/2030	—	25,814	—
Mitnick Corporate Purchaser, Inc.	First lien senior secured revolving loan	5/2027	438	8,938	—
Modernizing Medicine, Inc. (dba ModMed)	First lien senior secured revolving loan	4/2032	—	10,683	(107)
Monotype Imaging Holdings Inc.	First lien senior secured revolving loan	2/2030	—	21,041	—
Natural Partners, LLC	First lien senior secured revolving loan	11/2030	—	11,814	(59)
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR revolving loan	3/2031	310	4,417	—
Nelipak Holding Company	First lien senior secured revolving loan	3/2031	5,190	3,607	—
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	8/2029	—	4,118	—
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	9/2028	—	558	—
Notorious Topco, LLC (dba Beauty Industry Group)*	First lien senior secured revolving loan	5/2027	5,282	—	—
OAC Holdings I Corp. (dba Omega Holdings)	First lien senior secured revolving loan	3/2028	1,360	1,213	—
OB Hospitalist Group, Inc.	First lien senior secured revolving loan	9/2027	—	7,993	—
Ole Smoky Distillery, LLC	First lien senior secured revolving loan	3/2028	—	3,302	(25)
OneOncology, LLC	First lien senior secured revolving loan	6/2029	—	41,243	(206)
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	2/2029	—	10,148	—
Packaging Coordinators Midco, Inc.	First lien senior secured revolving loan	1/2032	—	44,948	(562)
Paris US Holdco, Inc. (dba Precinmac)	First lien senior secured revolving loan	12/2031	361	8,670	—
Park Place Technologies, LLC	First lien senior secured revolving loan	3/2030	2,968	7,150	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured revolving loan	1/2028	554	7,206	—
PDI TA Holdings, Inc.	First lien senior secured revolving loan	2/2031	2,624	3,936	—
PetVet Care Centers, LLC	First lien senior secured revolving loan	11/2029	—	33,258	(1,829)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Valeris, Inc. (fka Phantom Purchaser, Inc.)	First lien senior secured revolving loan	9/2031	—	33,898	(85)
Ping Identity Holding Corp.	First lien senior secured revolving loan	10/2028	—	6,597	—
Plasma Buyer LLC (dba PathGroup)*	First lien senior secured revolving loan	5/2028	12,182	—	—
PPV Intermediate Holdings, LLC	First lien senior secured revolving loan	8/2029	—	11,854	—
Premise Health Holding Corp.	First lien senior secured revolving loan	2/2030	546	7,645	—
Pye-Barker Fire & Safety, LLC	First lien senior secured revolving loan	5/2030	4,213	29,489	—
Puma Buyer, LLC (dba PANTHERx)	First lien senior secured revolving loan	3/2032	—	21,023	—
QAD, Inc.	First lien senior secured revolving loan	11/2027	—	6,000	—
Quva Pharma, Inc.*	First lien senior secured revolving loan	4/2026	455	—	—
Relativity ODA LLC	First lien senior secured revolving loan	5/2029	—	2,797	—
Rhea Parent, Inc.	First lien senior secured revolving loan	12/2030	—	21,596	(54)
RL Datix Holdings (USA), Inc.	First lien senior secured revolving loan	10/2030	2,869	10,184	—
Salinger Bidco Inc. (dba Surgical Information Systems)	First lien senior secured revolving loan	5/2031	1,148	4,594	—
Soleo Holdings, Inc.	First lien senior secured revolving loan	2/2032	—	15,932	—
Securonix, Inc.	First lien senior secured revolving loan	4/2029	120	5,219	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	5/2028	—	20,562	—
Severin Acquisition, LLC (dba PowerSchool)	First lien senior secured revolving loan	10/2031	7,074	9,251	—
SimonMed, Inc.	First lien senior secured revolving loan	2/2031	7,672	23,017	—
Simplicity Financial Marketing Group Holdings, Inc.	First lien senior secured revolving loan	12/2031	—	20,119	(201)
Smarsh Inc.	First lien senior secured revolving loan	2/2029	4,606	6,190	—
Soliant Lower Intermediate, LLC (dba Soliant)	First lien senior secured revolving loan	6/2031	—	15,556	(156)
Sonny's Enterprises, LLC	First lien senior secured revolving loan	8/2027	13,134	12,768	—
Southern Air & Heat Holdings, LLC	First lien senior secured revolving loan	10/2027	90	192	—
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured revolving loan	10/2031	—	14,965	—
Spotless Brands, LLC	First lien senior secured revolving loan	7/2028	1,347	898	—
STS PARENT, LLC (dba STS Aviation Group)	First lien senior secured revolving loan	10/2030	9,951	5,069	—
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured revolving loan	3/2029	1,674	3,905	—
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured revolving loan	3/2028	678	4,659	—
TBRS, Inc. (dba TEAM Technologies)	First lien senior secured revolving loan	11/2030	1,295	19,623	—
The Shade Store, LLC	First lien senior secured revolving loan	10/2028	2,808	7,993	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
THG Acquisition, LLC (dba Hilb)	First lien senior secured revolving loan	10/2031	769	9,589	—
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured revolving loan	6/2027	—	1,021	—
Tricentis Operations Holdings, Inc.	First lien senior secured revolving loan	2/2032	—	6,284	(63)
Troon Golf, L.L.C.	First lien senior secured revolving loan	8/2028	—	27,449	—
Truist Insurance Holdings, LLC	First lien senior secured revolving loan	5/2029	—	7,019	—
Unified Women's Healthcare, LP	First lien senior secured revolving loan	6/2029	—	8,120	—
USIC Holdings, Inc.	First lien senior secured revolving loan	9/2031	2,207	2,621	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured revolving loan	12/2029	—	4,975	—
Velocity HoldCo III Inc. (dba VelocityEHS)	First lien senior secured revolving loan	4/2027	—	142	—
Vessco Midco Holdings, LLC	First lien senior secured revolving loan	7/2031	—	7,962	(40)
Vital Bidco AB (dba Vitamin Well)	First lien senior secured revolving loan	10/2030	—	52,912	—
Walker Edison Furniture Company LLC*	First lien senior secured revolving loan	3/2027	1,333	—	—
W.A. Kendall and Company, LLC	First lien senior secured revolving loan	4/2030	2,529	5,611	—
When I Work, Inc.	First lien senior secured revolving loan	11/2027	—	4,164	(104)
WU Holdco, Inc. (dba PurposeBuilt Brands)	First lien senior secured revolving loan	4/2032	—	14,351	(36)
Zendesk, Inc.	First lien senior secured revolving loan	11/2028	—	14,587	—
Proofpoint, Inc.	Second lien senior secured term loan	5/2033	—	35,963	—
Proofpoint, Inc.	Second lien senior secured term loan	5/2033	—	35,748	—
Total non-controlled/non-affiliated - debt commitments			$660,553	$3,967,508	$(10,298)
Non-controlled/affiliated - debt commitments
Pluralsight, LLC	First lien senior secured delayed draw term loan	8/2029	$—	$496	$—
Pluralsight, LLC	First lien senior secured revolving loan	8/2029	—	198	—
Total non-controlled/affiliated - debt commitments			$—	$694	$—
Non-controlled/affiliated - equity commitments
Chrome Investors LP	LP Interest	N/A	$7,339	$1,835	$—
Total non-controlled/affiliated - equity commitments			$7,339	$1,835	$—
Controlled/affiliated - equity commitments
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC	LLC Interest	N/A	$26,517	$49,659	$—
AAM Series 2.1 Aviation Feeder, LLC	LLC Interest	N/A	23,469	14,700	—
LSI Financing LLC	Common Equity	N/A	250,248	122,625	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(33)
Total controlled/affiliated - equity commitments			$300,234	$186,984	$—
Total Portfolio Company Commitments			$968,126	$4,157,021	$(10,298)
__________________
*Fully funded
(19)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(20)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(21)Level 2 Investment.
(22)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of June 30, 2025, non-qualifying assets represented 12.7% of total assets as calculated in accordance with the regulatory requirements.
(23)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of June 30, 2025, the aggregate fair value of these securities is $1.68 billion, or 9.6% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC	Class A Units	July 1, 2022
AlphaSense, LLC	Series E Preferred Shares	June 27, 2024
ASP Conair Holdings LP	Class A Units	May 17, 2021
Baypine Commander Co-Invest, LP	LP Interest	June 6, 2025
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Blue Owl Credit SLF LLC*	LLC Interest	August 1, 2024
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Chrome Investors LP	LP Interest	January 25, 2025
Denali Holding, LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	March 16, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	March 16, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC**	Class A Units	October 17, 2022
Gloves Holdings, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Hockey Parent Holdings, L.P.	Class A Common Units	September 14, 2023
Ideal Topco, L.P.	Class A-1 Preferred Units	February 20, 2024
Ideal Topco, L.P.	Class A-2 Common Units	February 20, 2024
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)

Portfolio Company	Investment	Acquisition Date
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)	Perpetual Preferred Stock	June 22, 2022
KWOR Intermediate I, Inc. (dba Alacrity Solutions)	Preferred Stock	February 28, 2025
KWOR Intermediate I, Inc. (dba Alacrity Solutions)	Class A-1 Common Stock	February 28, 2025
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020
KWOL Acquisition, Inc. (dba Worldwide Clinical Trials)	Class A Interest	December 12, 2023
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)	Common Equity	January 8, 2025
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
LSI Financing LLC**	Common Equity	November 25, 2024
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
ModMed Software Midco Holdings, Inc. (dba ModMed)	Series A Preferred Units	April 30, 2025
Bird Holding B.V. (fka MessageBird Holding B.V.)	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Senior A Preferred Stock	February 14, 2022
Orange Blossom Parent, Inc.	Common Units	July 29, 2022
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba Trucordia)	Preferred equity	February 16, 2023
PCF Holdco, LLC (dba Trucordia)	Warrants	February 16, 2023
Paradigmatic Holdco LLC (dba Pluralsight)	Common stock	August 22, 2024
Project Alpine Co-Invest Fund, LP	LP Interest	June 13, 2022
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquisition Holdings, LP	Series A-2 Units	February 18, 2022
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)	Series A Preferred Stock	November 15, 2023
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)	Series A Preferred Stock	October 14, 2021
TCB Holdings I LLC (dba TricorBraun)	Class A Preferred Units	January 31, 2025
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
Vestwell Holdings, Inc.	Series D Preferred Stock	December 20, 2023
Walker Edison Holdco LLC	Common Units	March 1, 2023
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 9, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
XOMA Corporation	Warrants	December 15, 2023
Zoro TopCo, L.P.	Class A Common Units	November 22, 2022
Zoro TopCo, Inc.	Series A Preferred Equity	November 22, 2022
__________________
*Refer to Note 4 “Investments - OCIC SLF LLC” and “Investments - Blue Owl Credit SLF LLC”, for further information.
**    Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)
(24)As of June 30, 2025, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $0.2 million based on a tax cost basis of $32.0 billion. As of June 30, 2025, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $317.4 million. As of June 30, 2025, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $317.6 million.
(25)Investment is non-income producing.
(26)Investment is not pledged as collateral under the Company’s Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”, credit facilities to which certain of our subsidiaries are parties (the “SPV Asset Facilities”) and collateral loan obligation transactions (“CLOs”).
(27)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(28)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facilities and CLOs. See Note 5 “Debt”.
(29)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the period ended June 30, 2025 were as follows:

Company	Fair value as of December 31, 2024	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of June 30, 2025	Dividend Income	Interest and PIK Income	Other Income
LSI Financing 1 DAC	$4,771	$1	$(618)	$(327)	$—	$3,827	$343	$—	$—
Pluralsight, LLC	3,477	86	—	(44)	—	3,519	—	129	2
Total	$8,248	$87	$(618)	$(371)	$—	$7,346	$343	$129	$2
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)(b) Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(30)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investments in controlled affiliates for the period ended June 30, 2025 were as follows:

Company	Fair value as of December 31, 2024	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of June 30, 2025	Dividend Income	Interest and PIK Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC(c)	$77,680	$12,745	$(2,132)	$10,600	$—	$98,893	$—	$3,152	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(c)	75,112	9,991	(86)	5,667	—	90,684	—	2,902	—
Blue Owl Credit SLF LLC	4,294	21,649	—	(210)	—	25,733	496	—	—
Fifth Season Investments LLC	223,274	63,084	—	6,208	—	292,566	15,421	—	—
LSI Financing LLC	293,775	49,860	(88,315)	6,461	—	261,781	9,835	—	—
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)	311,609	—	—	(19,806)	—	291,803	18,989	—	—
Total	$985,744	$157,329	$(90,533)	$8,920	$—	$1,061,460	$44,741	$6,054	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of June 30, 2025
(Amounts in thousands, except share amounts)
(Unaudited)
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(31)Investment was on non-accrual status as of June 30, 2025.
(32)Investment measured at net asset value (“NAV”).
(33)The negative cost and fair value results from unamortized fees, which are capitalized to the investment cost of unfunded commitments.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
Broadcast Music, Inc. (fka Otis Merger Sub, Inc.)(6)	First lien senior secured loan	S+	5.75%	02/2030	34,318	$33,558	$34,060	0.2%
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(6)	First lien senior secured loan	S+	5.00%	12/2028	229,533	229,533	229,533	1.6%
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(7)(18)	First lien senior secured revolving loan	S+	5.00%	12/2027	2,517	2,517	2,517	—%
Monotype Imaging Holdings Inc.(7)(18)	First lien senior secured loan	S+	5.50%	02/2031	170,754	169,537	170,327	1.2%
Project Boost Purchaser, LLC (dba J.D. Power)(6)(22)	First lien senior secured loan	S+	3.50%	07/2031	23,750	23,750	23,890	0.2%
Project Boost Purchaser, LLC (dba J.D. Power)(7)(22)	Second lien senior secured loan	S+	5.25%	07/2032	11,250	11,196	11,462	0.1%
						470,091	471,789	3.3%
Aerospace and defense
ManTech International Corporation(7)	First lien senior secured loan	S+	5.00%	09/2029	14,674	$14,674	$14,674	0.1%
Novaria Holdings, LLC(6)(22)	First lien senior secured loan	S+	4.00%	06/2031	16,958	16,887	17,042	0.1%
Peraton Corp.(6)(22)	First lien senior secured loan	S+	3.75%	02/2028	51,272	51,303	47,606	0.3%
Peraton Corp.(7)(22)	Second lien senior secured loan	S+	7.75%	02/2029	4,831	4,787	3,894	—%
STS PARENT, LLC (dba STS Aviation Group)(6)	First lien senior secured loan	S+	5.00%	10/2031	135,180	134,526	134,504	0.9%
STS PARENT, LLC (dba STS Aviation Group)(6)(18)	First lien senior secured revolving loan	S+	5.00%	10/2030	6,947	6,872	6,872	—%
						229,049	224,592	1.4%
Automotive aftermarket
OAC Holdings I Corp. (dba Omega Holdings)(6)	First lien senior secured loan	S+	5.00%	03/2029	8,958	$8,836	$8,891	0.1%
Power Stop, LLC(7)	First lien senior secured loan	S+	4.75%	01/2029	29,170	28,980	27,639	0.2%
						37,816	36,530	0.3%
Automotive services
Mavis Tire Express Services Topco Corp.(6)(22)	First lien senior secured loan	S+	3.50%	05/2028	29,044	$29,044	$29,207	0.2%
Spotless Brands, LLC(8)(18)	First lien senior secured loan	S+	5.75%	07/2028	81,719	81,017	81,515	0.6%
Wand Newco 3, Inc. (dba Caliber )(6)(22)	First lien senior secured loan	S+	3.25%	01/2031	12,257	12,257	12,295	0.1%
						122,318	123,017	0.9%
Asset based lending and fund finance
Hg Genesis 9 SumoCo Limited(12)(23)	Unsecured facility	E+	6.25% PIK	03/2029	€143,280	$156,905	$148,366	1.0%
Hg Saturn Luchaco Limited(15)(23)	Unsecured facility	SA+	7.50% PIK	03/2026	£640	811	801	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
						157,716	149,167	1.0%
Buildings and real estate
Associations Finance, Inc.(17)	Unsecured notes		14.25% PIK	05/2030	164,538	$163,452	$164,538	1.1%
Associations, Inc.(7)(18)	First lien senior secured loan	S+	6.50%	07/2028	425,811	425,388	425,811	2.9%
CoreLogic Inc.(6)(21)(22)	First lien senior secured loan	S+	3.50%	06/2028	23,840	23,388	23,508	0.2%
Dodge Construction Network LLC(7)	First lien senior secured loan	S+	4.75%	02/2029	10,485	8,435	8,388	0.1%
Dodge Construction Network LLC(7)	First lien senior secured loan	S+	6.25%	01/2029	7,560	7,413	7,409	0.1%
RealPage, Inc.(7)(22)	First lien senior secured loan	S+	3.00%	04/2028	13,915	13,905	13,875	0.1%
RealPage, Inc.(7)(22)	First lien senior secured loan	S+	3.75%	04/2028	18,250	18,159	18,296	0.1%
Wrench Group LLC(7)(22)	First lien senior secured loan	S+	4.00%	10/2028	27,146	27,103	25,992	0.2%
						687,243	687,817	4.8%
Business services
Access CIG, LLC(7)(22)	First lien senior secured loan	S+	5.00%	08/2028	79,000	$77,472	$79,695	0.5%
Aurelia Netherlands B.V.(12)(23)	First lien senior secured EUR term loan	E+	5.75%	05/2031	€55,027	57,700	56,695	0.4%
Boxer Parent Company Inc. (f/k/a BMC)(7)(22)	First lien senior secured loan	S+	3.75%	07/2031	63,250	63,094	63,718	0.4%
Capstone Acquisition Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%	11/2029	85,324	84,736	85,110	0.6%
ConnectWise, LLC(7)(22)	First lien senior secured loan	S+	3.50%	09/2028	29,397	29,440	29,550	0.2%
CoolSys, Inc.(7)	First lien senior secured loan	S+	4.75%	08/2028	13,737	12,976	13,359	0.1%
CoreTrust Purchasing Group LLC(6)	First lien senior secured loan	S+	5.25%	10/2029	112,617	111,675	112,617	0.8%
Denali BuyerCo, LLC (dba Summit Companies)(7)(18)	First lien senior secured loan	S+	5.75%	09/2028	195,728	193,780	195,728	1.3%
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	S+	5.50%	09/2028	46,389	45,829	46,157	0.3%
Fullsteam Operations, LLC(7)(18)	First lien senior secured loan	S+	8.25%	11/2029	13,001	12,658	13,001	0.1%
Fullsteam Operations, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	7.00%	11/2029	818	771	811	—%
Hercules Borrower, LLC (dba The Vincit Group)(7)(18)	First lien senior secured loan	S+	5.50%	12/2026	15,774	15,707	15,774	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(17)(28)	Unsecured notes		0.48% PIK	12/2029	24	24	28	—%
Kaseya Inc.(6)	First lien senior secured loan	S+	5.50%	06/2029	72,874	71,860	72,874	0.5%
Kaseya Inc.(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.50%	06/2029	2,213	2,120	2,213	—%
KPSKY Acquisition, Inc. (dba BluSky)(7)(18)	First lien senior secured loan	S+	5.50%	10/2028	101,182	99,963	92,834	0.6%
KPSKY Acquisition, Inc. (dba BluSky)(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.75%	10/2028	73	25	(342)	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
DuraServ LLC(6)(18)	First lien senior secured loan	S+	4.50%	06/2031	154,689	153,846	153,915	1.1%
Ping Identity Holding Corp.(7)	First lien senior secured loan	S+	4.75%	10/2029	65,809	65,695	65,809	0.5%
Plano HoldCo, Inc. (dba Perficient)(7)	First lien senior secured loan	S+	3.50%	10/2031	25,000	24,881	25,188	0.2%
POLARIS PURCHASER, INC. (dba Plusgrade)(7)(23)	First lien senior secured loan	S+	4.00%	03/2031	25,863	25,863	25,992	0.2%
Pye-Barker Fire & Safety, LLC(7)(18)	First lien senior secured loan	S+	4.50%	05/2031	231,569	230,305	230,990	1.6%
Pye-Barker Fire & Safety, LLC(7)(18)	First lien senior secured revolving loan	S+	4.50%	05/2030	4,213	4,061	4,128	—%
XPLOR T1, LLC(7)	First lien senior secured loan	S+	3.50%	06/2031	49,963	49,963	50,337	0.3%
CMG HoldCo, LLC (dba Crete United)(7)(18)	First lien senior secured loan	S+	4.75%	05/2028	53,738	52,990	53,021	0.4%
						1,487,434	1,489,202	10.2%
Chemicals

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(22)	First lien senior secured loan	S+	4.00%	11/2027	19,064	$18,849	$19,064	0.1%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(22)	Second lien senior secured loan	S+	7.75%	11/2028	40,137	40,129	39,118	0.3%
DCG ACQUISITION CORP. (dba DuBois Chemical)(6)	First lien senior secured loan	S+	4.50%	06/2031	95,076	94,180	94,600	0.7%
Gaylord Chemical Company, L.L.C.(7)(18)	First lien senior secured loan	S+	5.25%	12/2027	98,138	97,921	98,138	0.7%
Rocket BidCo, Inc. (dba Recochem)(7)(23)	First lien senior secured loan	S+	5.75%	11/2030	352,375	345,760	348,851	2.4%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)	First lien senior secured loan	S+	5.50%	04/2027	2,276	2,253	2,276	—%
Nouryon Finance B.V.(7)(22)(23)	First lien senior secured loan	S+	3.25%	04/2028	12,605	12,605	12,679	0.1%
Derby Buyer LLC (dba Delrin)(6)(22)	First lien senior secured loan	S+	3.00%	11/2030	57,548	57,548	57,691	0.4%
Gaylord Chemical Company, L.L.C.(7)	First lien senior secured loan	S+	5.50%	12/2027	91,000	90,099	91,000	0.6%
						759,344	763,417	5.3%
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(6)(22)	First lien senior secured loan	S+	3.25%	04/2031	31,833	$31,833	$32,011	0.2%
Conair Holdings LLC(6)(22)	First lien senior secured loan	S+	3.75%	05/2028	44,917	44,587	40,223	0.3%
Conair Holdings LLC(6)	Second lien senior secured loan	S+	7.50%	05/2029	22,591	22,354	20,728	0.1%
Foundation Consumer Brands, LLC(6)(18)	First lien senior secured loan	S+	6.25%	02/2027	96,846	95,839	96,846	0.7%
Lignetics Investment Corp.(7)(18)	First lien senior secured loan	S+	5.50%	11/2027	96,223	95,996	95,743	0.7%
Lignetics Investment Corp.(7)(18)	First lien senior secured revolving loan	S+	5.50%	10/2026	8,412	8,386	8,354	0.1%
Olaplex, Inc.(6)(22)(23)	First lien senior secured loan	S+	3.50%	02/2029	37,853	37,426	35,749	0.2%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)	First lien senior secured loan	S+	5.25%	03/2029	58,474	57,702	56,720	0.4%
						394,123	386,374	2.7%
Containers and packaging
Anchor Packaging, LLC(6)(22)	First lien senior secured loan	S+	3.25%	07/2029	49,750	$49,750	$49,959	0.3%
Arctic Holdco, LLC (dba Novvia Group)(6)(18)	First lien senior secured loan	S+	6.00%	12/2026	20,610	20,335	20,610	0.1%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)(18)	First lien senior secured loan	S+	5.75%	09/2028	78,779	78,057	78,779	0.5%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	S+	6.00%	09/2028	8,820	8,692	8,820	0.1%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)(18)	First lien senior secured revolving loan	S+	5.75%	09/2027	1,702	1,679	1,702	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Berlin Packaging(7)(22)	First lien senior secured loan	S+	3.50%	06/2031	100,887	100,887	101,391	0.7%
BW Holding, Inc.(7)(22)	First lien senior secured loan	S+	4.00%	12/2028	21,506	20,835	19,104	0.1%
Charter NEX US, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	11/2030	25,693	25,693	25,806	0.2%
Fortis Solutions Group, LLC(7)(18)	First lien senior secured loan	S+	5.50%	10/2028	66,278	65,449	65,284	0.4%
Fortis Solutions Group, LLC(7)(18)	First lien senior secured revolving loan	S+	5.50%	10/2027	2,361	2,299	2,260	—%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)(18)	First lien senior secured loan	S+	6.25%	05/2028	111,601	110,891	111,601	0.8%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(6)	First lien senior secured loan	S+	5.25%	05/2028	13,366	13,276	13,300	0.1%
Pregis Topco LLC(6)	Second lien senior secured loan	S+	7.75%	08/2029	2,500	2,500	2,500	—%
Pregis Topco LLC(6)(22)	First lien senior secured loan	S+	4.00%	07/2026	16,739	16,620	16,823	0.1%
Pregis Topco LLC(6)	Second lien senior secured loan	S+	6.75%	08/2029	30,000	30,000	30,000	0.2%
ProAmpac PG Borrower LLC(7)(22)	First lien senior secured loan	S+	4.00%	09/2028	39,117	39,117	39,195	0.3%
Tricorbraun Holdings, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	03/2028	50,892	50,288	50,811	0.3%
						636,368	637,945	4.2%
Distribution
ABB/Con-cise Optical Group LLC(7)	First lien senior secured loan	S+	7.50%	02/2028	33,306	$33,004	$32,640	0.2%
AI Aqua Merger Sub, Inc. (dba Culligan)(6)(21)(22)	First lien senior secured loan	S+	3.00%	07/2028	46,266	46,266	46,266	0.3%
Aramsco, Inc.(7)	First lien senior secured loan	S+	4.75%	10/2030	45,405	44,587	41,999	0.3%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(22)	First lien senior secured loan	S+	3.50%	12/2028	63,564	63,564	63,831	0.4%
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(7)(18)	First lien senior secured loan	S+	5.00%	10/2029	176,385	174,813	176,385	1.2%
Dealer Tire Financial, LLC(17)(21)(22)	Unsecured notes		8.00%	02/2028	56,120	55,332	55,014	0.4%
Dealer Tire Financial, LLC(6)(22)	First lien senior secured loan	S+	3.00%	07/2031	30,339	30,339	30,339	0.2%
Endries Acquisition, Inc.(6)(18)	First lien senior secured loan	S+	5.25%	12/2028	100,770	100,149	100,014	0.7%
Formerra, LLC(6)(18)	First lien senior secured loan	S+	7.25%	11/2028	5,366	5,240	5,298	—%
Foundation Building Materials, Inc.(7)(22)	First lien senior secured loan	S+	4.00%	01/2031	19,887	19,792	19,547	0.1%
White Cap Supply Holdings, LLC(6)(22)	First lien senior secured loan	S+	3.25%	10/2029	38,321	38,116	38,352	0.3%
						611,202	609,685	4.1%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(6)(22)	First lien senior secured loan	S+	4.75%	11/2032	10,000	$9,975	$10,167	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(6)(22)	First lien senior secured loan	S+	3.00%	10/2029	14,729	14,729	14,813	0.1%
Learning Care Group (US) No. 2 Inc.(7)(22)	First lien senior secured loan	S+	4.00%	08/2028	22,220	22,220	22,406	0.2%
Renaissance Learning, Inc.(6)(22)	First lien senior secured loan	S+	4.00%	04/2030	31,126	31,126	31,026	0.2%
Severin Acquisition, LLC (dba PowerSchool)(6)	First lien senior secured loan	S+	5.00% (2.25% PIK)	10/2031	129,981	128,724	128,681	0.9%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(7)(22)	First lien senior secured loan	S+	4.00%	10/2030	15,184	15,184	15,260	0.1%
						221,958	222,353	1.6%
Energy equipment and services
Dresser Utility Solutions, LLC(6)	First lien senior secured loan	S+	5.25%	03/2029	82,289	$81,576	$82,083	0.6%
						81,576	82,083	0.6%
Financial services
Ascensus Holdings, Inc.(6)	First lien senior secured loan	S+	3.00%	08/2028	11,874	$11,874	$11,963	0.1%
Baker Tilly Advisory Group, L.P.(6)	First lien senior secured loan	S+	4.75%	06/2031	99,002	97,612	98,507	0.7%
BCPE Pequod Buyer, Inc. (dba Envestnet)(6)(22)	First lien senior secured loan	S+	3.50%	11/2031	113,336	111,064	114,164	0.8%
Blackhawk Network Holdings, Inc.(6)(22)	First lien senior secured loan	S+	5.00%	03/2029	74,625	73,256	75,453	0.5%
BTRS HOLDINGS INC. (dba Billtrust)(7)(18)(19)	First lien senior secured loan	S+	7.25%	12/2028	12,197	11,933	12,165	0.1%
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)(22)(23)	First lien senior secured loan	S+	3.50%	05/2031	9,311	9,311	9,375	0.1%
Computer Services, Inc. (dba CSI)(7)(18)	First lien senior secured loan	S+	5.25%	11/2029	52,518	51,935	52,518	0.4%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	S+	4.75%	11/2029	18,464	18,374	18,371	0.1%
Cresset Capital Management, LLC(6)	First lien senior secured loan	S+	5.00%	06/2030	15,593	15,449	15,593	0.1%
Deerfield Dakota Holdings(7)(22)	First lien senior secured loan	S+	3.75%	04/2027	97,214	96,606	94,900	0.7%
Deerfield Dakota Holdings(7)(22)	Second lien senior secured loan	S+	6.75%	04/2028	21,476	21,499	20,430	0.1%
Finastra USA, Inc.(7)(18)(23)	First lien senior secured loan	S+	7.25%	09/2029	174,158	172,484	174,158	1.2%
Klarna Holding AB(7)(23)	Subordinated Floating Rate Notes	S+	7.00%	04/2034	1,000	1,000	1,000	—%
KRIV Acquisition Inc. (dba Riveron)(7)(18)	First lien senior secured loan	S+	5.75%	07/2029	79,678	77,731	79,678	0.5%
Minotaur Acquisition, Inc. (dba Inspira Financial)(6)(18)	First lien senior secured loan	S+	5.00%	06/2030	293,093	290,183	291,628	2.0%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(18)	First lien senior secured loan	S+	5.00%	09/2028	12,178	12,137	12,178	0.1%
OneDigital Borrower LLC(6)(22)	First lien senior secured loan	S+	3.25%	07/2031	74,307	74,068	74,403	0.5%
OneDigital Borrower LLC(6)(22)	Second lien senior secured loan	S+	5.25%	07/2032	33,800	33,639	33,611	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
PPI Holding US Inc. (dba Nuvei)(6)(22)(23)	First lien senior secured loan	S+	3.00%	07/2031	20,000	19,950	20,018	0.1%
PUSHPAY USA INC(7)	First lien senior secured loan	S+	4.50%	08/2031	15,000	14,856	15,075	0.1%
Saphilux S.a.r.L. (dba IQ-EQ)(8)(22)(23)	First lien senior secured loan	S+	3.50%	07/2028	32,378	32,378	32,581	0.2%
Smarsh Inc.(7)(18)	First lien senior secured loan	S+	5.75%	02/2029	93,429	92,742	93,429	0.6%
Smarsh Inc.(6)(18)	First lien senior secured revolving loan	S+	5.75%	02/2029	332	327	332	—%
						1,340,408	1,351,530	9.2%
Food and beverage
Balrog Acquisition, Inc. (dba Bakemark)(7)(22)	First lien senior secured loan	S+	4.00%	09/2028	13,580	$13,497	$13,600	0.1%
Balrog Acquisition, Inc. (dba Bakemark)(7)	Second lien senior secured loan	S+	7.00%	09/2029	6,000	5,966	6,000	—%
Blast Bidco Inc. (dba Bazooka Candy Brands)(7)	First lien senior secured loan	S+	6.00%	10/2030	35,552	34,776	35,552	0.2%
Dessert Holdings(6)(21)(22)	First lien senior secured loan	S+	4.00%	06/2028	19,399	19,341	18,613	0.1%
EAGLE FAMILY FOODS GROUP LLC(6)	First lien senior secured loan	S+	5.00%	08/2030	175,862	174,190	174,982	1.2%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(6)(22)	First lien senior secured loan	S+	3.25%	02/2031	74,625	74,625	74,611	0.5%
Gehl Foods, LLC(6)	First lien senior secured loan	S+	6.25%	06/2030	118,258	117,151	117,667	0.8%
Gehl Foods, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	6.25%	06/2030	3,639	3,562	3,621	—%
Hissho Parent, LLC(7)(18)	First lien senior secured loan	S+	4.75%	05/2029	123,263	122,506	123,263	0.8%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(6)(18)	First lien senior secured loan	S+	6.25%	03/2027	198,087	196,311	195,117	1.3%
KBP Brands, LLC(7)(18)	First lien senior secured loan	S+	5.50%	05/2027	56,020	55,601	54,900	0.4%
Ole Smoky Distillery, LLC(6)(18)	First lien senior secured loan	S+	5.50%	03/2028	30,167	29,786	29,941	0.2%
Par Technology Corporation(6)(23)	First lien senior secured loan	S+	5.00%	07/2029	1,286	1,267	1,273	—%
Pegasus BidCo B.V.(7)(22)(23)	First lien senior secured loan	S+	3.25%	07/2029	13,486	13,486	13,596	0.1%
Rushmore Investment III LLC (dba Winland Foods)(7)(18)	First lien senior secured loan	S+	5.00%	10/2030	512,036	507,281	512,037	3.5%
Tacala, LLC(6)(22)	First lien senior secured loan	S+	3.50%	01/2031	40,466	40,466	40,700	0.3%
Vital Bidco AB (dba Vitamin Well)(7)(23)	First lien senior secured loan	S+	4.50%	10/2031	226,609	222,966	223,437	1.5%
Vital Bidco AB (dba Vitamin Well)(6)(18)(23)	First lien senior secured revolving loan	S+	4.50%	10/2030	12,908	12,241	12,222	0.1%
						1,645,019	1,651,132	11.1%
Healthcare equipment and services
Azalea TopCo, Inc. (dba Press Ganey)(6)(22)	First lien senior secured loan	S+	3.25%	04/2031	61,122	$61,122	$61,238	0.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units		Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Bamboo US BidCo LLC(7)(18)	First lien senior secured loan	S+	5.25%	09/2030		107,931	107,931	107,931	0.7%
Bamboo US BidCo LLC(12)	First lien senior secured EUR term loan	E+	5.25%	09/2030		€61,594	64,801	63,781	0.4%
Canadian Hospital Specialties Limited(10)(18)(23)	First lien senior secured loan	C+	4.50%	04/2028	C$	4,834	3,826	3,261	—%
Canadian Hospital Specialties Limited(10)(18)(23)	First lien senior secured revolving loan	C+	4.50%	04/2027	C$	367	290	242	—%
Confluent Medical Technologies, Inc.(7)(22)	First lien senior secured loan	S+	3.25%	02/2029		78,803	78,803	79,095	0.5%
Creek Parent, Inc. (dba Catalent)(6)	First lien senior secured loan	S+	5.25%	12/2031		294,578	289,444	289,423	2.0%
CSC MKG Topco LLC (dba Medical Knowledge Group)(6)(18)	First lien senior secured loan	S+	5.75%	02/2029		98,770	97,435	97,782	0.7%
Natus Medical Incorporated(6)	First lien senior secured loan	S+	5.50%	07/2029		490	465	478	—%
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(11)(18)	First lien senior secured EUR revolving loan	E+	5.50%	03/2031		€56,931	60,760	57,717	0.4%
Nelipak Holding Company(6)(18)	First lien senior secured loan	S+	5.50%	03/2031		34,077	33,539	33,294	0.2%
Packaging Coordinators Midco, Inc.(7)(22)	First lien senior secured loan	S+	3.25%	11/2027		61,905	61,905	62,121	0.4%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(18)(23)	First lien senior secured loan	S+	5.25%	01/2028		54,203	53,658	54,203	0.4%
PerkinElmer U.S. LLC(6)(18)	First lien senior secured loan	S+	5.00%	03/2029		161,204	160,898	160,801	1.1%
Resonetics, LLC(7)(22)	First lien senior secured loan	S+	3.25%	06/2031		74,813	74,813	75,209	0.5%
Rhea Parent, Inc.(7)	First lien senior secured loan	S+	4.75%	12/2030		251,638	250,910	250,858	1.7%
TBRS, Inc. (dba TEAM Technologies)(7)	First lien senior secured loan	S+	4.75%	11/2031		138,056	137,366	137,366	0.9%
TBRS, Inc. (dba TEAM Technologies)(7)(18)	First lien senior secured revolving loan	S+	4.75%	11/2030		1,255	1,150	1,150	—%
Zest Acquisition Corp.(7)	First lien senior secured loan	S+	5.25%	02/2028		19,535	19,535	19,730	0.1%
							1,558,651	1,555,680	10.4%
Healthcare providers and services
Allied Benefit Systems Intermediate LLC(6)	First lien senior secured loan	S+	5.25%	10/2030		20,850	$20,577	$20,850	0.1%
Belmont Buyer, Inc. (dba Valenz)(7)(18)	First lien senior secured loan	S+	6.50%	06/2029		68,619	67,489	68,619	0.5%
Belmont Buyer, Inc. (dba Valenz)(7)	First lien senior secured loan	S+	5.25%	06/2029		43,051	42,751	42,728	0.3%
Belmont Buyer, Inc. (dba Valenz)(8)(18)	First lien senior secured revolving loan	S+	6.50%	06/2029		2,217	2,118	2,217	—%
Confluent Health, LLC(6)	First lien senior secured loan	S+	5.00%	11/2028		19,850	19,344	19,652	0.1%
Covetrus, Inc.(7)(22)	First lien senior secured loan	S+	5.00%	10/2029		10,306	9,879	9,888	0.1%
Covetrus, Inc.(7)	Second lien senior secured loan	S+	9.25%	10/2030		160,000	157,317	155,600	1.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
D4C Dental Brands, Inc.(7)(21)	First lien senior secured loan	S+	4.50%	11/2029	118,000	116,839	116,820	0.8%
Engage Debtco Limited(7)(21)(23)	First lien senior secured loan	S+	7.25% (4.00% PIK)	07/2029	31,996	31,291	31,836	0.2%
Engage Debtco Limited(7)(18)(23)	First lien senior secured loan	S+	5.93% (2.75% PIK)	07/2029	83,305	81,884	81,223	0.6%
Ex Vivo Parent Inc. (dba OB Hospitalist)(7)	First lien senior secured loan	S+	9.75% PIK	09/2028	41,612	41,220	41,508	0.3%
KABAFUSION Parent, LLC(7)(18)	First lien senior secured revolving loan	S+	5.00%	11/2031	71,222	70,518	70,510	0.5%
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(7)	First lien senior secured loan	S+	4.75%	12/2029	172,278	169,481	172,278	1.2%
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)(6)(18)	First lien senior secured loan	S+	4.00%	09/2030	73,261	72,907	72,895	0.5%
Maple Acquisition, LLC (dba Medicus)(8)	First lien senior secured loan	S+	5.25%	05/2031	107,353	106,598	107,353	0.7%
MED ParentCo, LP(6)(22)	First lien senior secured loan	S+	3.50%	04/2031	24,938	24,938	25,110	0.2%
MJH Healthcare Holdings, LLC(6)(22)	First lien senior secured loan	S+	3.25%	01/2029	14,465	14,465	14,528	0.1%
Natural Partners, LLC(7)(18)(23)	First lien senior secured loan	S+	4.50%	11/2027	91,538	90,429	91,081	0.6%
Neptune Holdings, Inc. (dba NexTech)(7)	First lien senior secured loan	S+	4.75%	08/2030	30,574	30,422	30,574	0.2%
OB Hospitalist Group, Inc.(6)(18)	First lien senior secured loan	S+	5.25%	09/2027	68,429	67,616	68,257	0.5%
OneOncology, LLC(7)(18)	First lien senior secured loan	S+	6.25%	06/2030	97,074	95,768	97,074	0.7%
OneOncology, LLC(7)(18)	First lien senior secured delayed draw term loan	S+	5.00%	06/2030	89,226	88,508	88,468	0.6%
Pacific BidCo Inc.(8)(18)(23)	First lien senior secured loan	S+	6.00% (2.05% PIK)	08/2029	187,673	184,357	182,982	1.3%
Pediatric Associates Holding Company, LLC(7)(22)	First lien senior secured loan	S+	3.25%	12/2028	32,227	31,275	31,277	0.2%
Pediatric Associates Holding Company, LLC(7)	First lien senior secured loan	S+	4.50%	12/2028	27,417	26,498	27,417	0.2%
PetVet Care Centers, LLC(6)	First lien senior secured loan	S+	6.00%	11/2030	240,536	238,412	230,313	1.6%
Phantom Purchaser, Inc.(7)	First lien senior secured loan	S+	5.00%	09/2031	89,419	88,552	88,749	0.6%
Phoenix Newco, Inc. (dba Parexel)(6)(22)	First lien senior secured loan	S+	3.00%	11/2028	41,338	41,338	41,577	0.3%
Physician Partners, LLC(7)	First lien senior secured loan	S+	5.50%	12/2028	123,750	118,360	86,625	0.6%
Physician Partners, LLC(7)	First lien senior secured loan	S+	4.00%	12/2028	27,034	26,329	17,978	0.1%
Plasma Buyer LLC (dba PathGroup)(7)	First lien senior secured loan	S+	5.75%	05/2029	107,654	106,146	106,308	0.7%
Plasma Buyer LLC (dba PathGroup)(7)(18)(19)	First lien senior secured delayed draw term loan	S+	6.25%	05/2029	3,247	3,191	3,204	—%
Plasma Buyer LLC (dba PathGroup)(7)(18)	First lien senior secured revolving loan	S+	5.75%	05/2028	6,853	6,716	6,700	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units		Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
PPV Intermediate Holdings, LLC(7)	First lien senior secured loan	S+	5.75%	08/2029	162,580		160,174	162,580	1.1%
PPV Intermediate Holdings, LLC(7)	First lien senior secured delayed draw term loan	S+	6.00%	08/2029	10,047		9,962	10,047	0.1%
Premise Health Holding Corp.(7)	First lien senior secured loan	S+	5.50%	03/2031	70,129		69,168	69,954	0.5%
Quva Pharma, Inc.(8)(18)	First lien senior secured loan	S+	5.50%	04/2028	5,906		5,806	5,846	—%
Quva Pharma, Inc.(8)(18)	First lien senior secured revolving loan	S+	5.50%	04/2026	382		378	377	—%
Soliant Lower Intermediate, LLC (dba Soliant)(6)(22)	First lien senior secured loan	S+	3.75%	07/2031	67,000		64,321	66,330	0.5%
TC Holdings, LLC (dba TrialCard)(7)(18)	First lien senior secured loan	S+	5.00%	04/2027	209,684		208,881	209,684	1.4%
Tivity Health, Inc.(6)	First lien senior secured loan	S+	5.00%	06/2029	75,017		75,018	75,017	0.5%
Unified Women's Healthcare, LP(7)	First lien senior secured loan	S+	5.25%	06/2029	82,035		81,600	82,035	0.6%
Unified Women's Healthcare, LP(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.25%	06/2029	62,572		62,118	62,572	0.4%
Unified Women's Healthcare, LP(7)	First lien senior secured loan	S+	5.50%	06/2029	68,372		67,922	68,372	0.5%
Vermont Aus Pty Ltd(14)(23)	First lien senior secured AUD term loan	B+	5.75%	03/2028	A$	70,715	47,947	43,564	0.3%
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(6)(21)(22)	First lien senior secured loan	S+	3.50%	01/2027	2,232		2,232	2,240	—%
							3,149,060	3,110,817	21.4%
Healthcare technology
Athenahealth Group Inc.(6)(22)	First lien senior secured loan	S+	3.25%	02/2029	26,059		$25,911	$26,088	0.2%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	S+	5.75%	08/2028	52,681		52,180	52,023	0.4%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.75%	08/2028	10,943		10,634	10,752	0.1%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(18)	First lien senior secured revolving loan	S+	5.75%	08/2026	3,103		3,079	3,045	—%
Bracket Intermediate Holding Corp.(7)(22)	First lien senior secured loan	S+	4.25%	05/2028	49,252		49,252	49,621	0.3%
Color Intermediate, LLC (dba ClaimsXten)(7)	First lien senior secured loan	S+	4.75%	10/2029	9,073		9,073	9,073	0.1%
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(6)	First lien senior secured loan	S+	5.00%	08/2031	350,839		348,894	349,962	2.4%
Ensemble RCM, LLC(7)(22)	First lien senior secured loan	S+	3.00%	08/2029	12,419		12,339	12,498	0.1%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(18)	First lien senior secured loan	S+	6.00%	10/2028	24,580		24,278	24,150	0.2%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(18)	First lien senior secured revolving loan	S+	6.00%	10/2027	195		179	166	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Imprivata, Inc.(7)(22)	First lien senior secured loan	S+	3.50%	12/2027	10,345	10,345	10,396	0.1%
Indikami Bidco, LLC (dba IntegriChain)(6)	First lien senior secured loan	S+	6.50% (2.50% PIK)	12/2030	47,874	46,920	47,635	0.3%
Indikami Bidco, LLC (dba IntegriChain)(6)(18)(19)	First lien senior secured delayed draw term loan	S+	6.00%	12/2030	375	324	373	—%
Indikami Bidco, LLC (dba IntegriChain)(6)(18)	First lien senior secured revolving loan	S+	6.00%	06/2030	1,689	1,601	1,666	—%
Inovalon Holdings, Inc.(7)(18)	First lien senior secured loan	S+	5.75%	11/2028	92,539	91,163	91,382	0.6%
Inovalon Holdings, Inc.(7)	Second lien senior secured loan	S+	10.50% PIK	11/2033	57,826	57,165	57,248	0.4%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(7)(18)(23)	First lien senior secured loan	S+	6.50%	08/2026	31,522	31,369	30,735	0.2%
Interoperability Bidco, Inc. (dba Lyniate)(7)(18)	First lien senior secured loan	S+	6.25%	03/2028	77,348	77,128	75,415	0.5%
Interoperability Bidco, Inc. (dba Lyniate)(6)(18)	First lien senior secured revolving loan	S+	6.25%	03/2028	313	277	162	—%
PointClickCare Technologies, Inc.(7)(22)(23)	First lien senior secured loan	S+	3.25%	11/2031	52,000	51,870	52,260	0.4%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(22)	First lien senior secured loan	S+	3.00%	03/2028	91,938	91,938	92,260	0.6%
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)(22)	First lien senior secured loan	S+	3.25%	11/2031	79,333	78,945	79,460	0.5%
RL Datix Holdings (USA), Inc.(8)	First lien senior secured loan	S+	5.50%	04/2031	66,094	65,481	65,763	0.5%
RL Datix Holdings (USA), Inc.(7)(18)	First lien senior secured revolving loan	S+	5.50%	10/2030	1,650	1,533	1,584	—%
RL Datix Holdings (USA), Inc.(15)	First lien senior secured GBP term loan	SA+	5.50%	04/2031	£30,608	37,875	38,141	0.3%
Salinger Bidco Inc. (dba Surgical Information Systems)(6)	First lien senior secured loan	S+	5.75%	08/2031	59,336	58,479	59,188	0.4%
Southern Veterinary Partners, LLC(7)(22)	First lien senior secured loan	S+	3.25%	12/2031	30,000	29,848	30,180	0.2%
Zelis Cost Management Buyer, Inc.(6)(22)	First lien senior secured loan	S+	2.75%	09/2029	4,963	4,941	4,965	—%
Zelis Cost Management Buyer, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	11/2031	100,000	99,510	100,250	0.7%
						1,372,531	1,376,441	9.5%
Household products
Home Service TopCo IV, Inc.(7)	First lien senior secured loan	S+	6.00%	12/2027	35,923	$35,668	$35,923	0.2%
Mario Midco Holdings, Inc. (dba Len the Plumber)(6)	Unsecured facility	S+	10.75% PIK	04/2032	32,775	32,218	31,628	0.2%
Mario Purchaser, LLC (dba Len the Plumber)(6)(18)	First lien senior secured loan	S+	5.75%	04/2029	116,644	114,810	113,014	0.8%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Mario Purchaser, LLC (dba Len the Plumber)(6)(18)	First lien senior secured revolving loan	S+	5.75%	04/2028	2,411	2,323	2,190	—%
SimpliSafe Holding Corporation(6)(18)	First lien senior secured loan	S+	6.25%	05/2028	141,111	139,328	141,111	1.0%
Southern Air & Heat Holdings, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.45%	10/2027	10,526	9,702	10,526	0.1%
Southern Air & Heat Holdings, LLC(7)(18)	First lien senior secured loan	S+	4.75%	10/2027	2,223	2,205	2,223	—%
Walker Edison Furniture Company LLC(7)(18)(26)(32)	First lien senior secured loan	S+	6.75% PIK	03/2027	4,674	3,705	615	—%
Walker Edison Furniture Company LLC(7)(26)(32)	First lien senior secured revolving loan	S+	6.25%	03/2027	1,333	1,333	857	—%
						341,292	338,087	2.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)(22)	First lien senior secured loan	S+	5.50%	08/2029	22,219	$21,839	$22,163	0.2%
Cast & Crew Payroll, LLC(6)(22)	First lien senior secured loan	S+	3.75%	12/2028	29,795	29,611	28,833	0.2%
Cornerstone OnDemand, Inc.(6)(21)(22)	First lien senior secured loan	S+	3.75%	10/2028	19,450	19,391	17,028	0.1%
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	S+	6.50%	10/2029	44,583	44,125	38,007	0.3%
IG Investments Holdings, LLC (dba Insight Global)(7)	First lien senior secured loan	S+	5.00%	09/2028	47,716	47,718	47,716	0.3%
iSolved, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	10/2030	19,807	19,807	20,031	0.1%
UKG Inc. (dba Ultimate Software)(6)(22)	First lien senior secured loan	S+	3.00%	02/2031	18,680	18,680	18,797	0.1%
						201,171	192,575	1.3%
Infrastructure and environmental services
AWP Group Holdings, Inc.(6)(18)	First lien senior secured loan	S+	4.75%	12/2030	42,302	$42,303	$41,824	0.3%
Azuria Water Solutions, Inc. (f/k/a Aegion Corporation)(6)(21)(22)	First lien senior secured loan	S+	3.75%	05/2028	36,848	36,848	37,069	0.3%
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)(7)(18)	First lien senior secured loan	S+	5.50%	01/2031	51,648	51,119	51,648	0.4%
Geosyntec Consultants, Inc.(6)(22)	First lien senior secured loan	S+	3.75%	07/2031	5,000	4,974	5,032	—%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(18)	First lien senior secured loan	S+	6.75%	04/2030	82,859	81,566	82,031	0.6%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(18)	First lien senior secured revolving loan	S+	6.75%	04/2029	4,274	4,116	4,164	—%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(7)	First lien senior secured loan	S+	5.25%	02/2031	16,802	16,499	16,592	0.1%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.25%	02/2031	777	704	751	—%
Osmose Utilities Services, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	06/2028	4,803	4,761	4,806	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(18)	First lien senior secured loan	S+	5.75%	03/2028	38,446	37,961	38,253	0.3%
USIC Holdings, Inc.(7)(18)	First lien senior secured loan	S+	5.50%	09/2031	38,083	37,716	37,279	0.3%
USIC Holdings, Inc.(7)(18)	First lien senior secured revolving loan	S+	5.25%	09/2031	1,104	1,057	1,007	—%
Vessco Midco Holdings, LLC(6)	First lien senior secured loan	S+	4.75%	07/2031	71,654	70,970	71,296	0.5%
Vessco Midco Holdings, LLC(8)(18)(19)	First lien senior secured delayed draw term loan	S+	4.75%	07/2031	6,290	6,147	6,258	—%
						396,741	398,010	2.8%
Insurance
Acrisure, LLC(17)(22)(23)	Unsecured notes		8.50%	06/2029	18,375	$18,375	$19,123	0.1%
Acrisure, LLC(6)(22)	First lien senior secured loan	S+	3.00%	11/2030	92,186	92,186	92,158	0.6%
Alera Group, Inc.(6)(18)	First lien senior secured loan	S+	5.25%	10/2028	146,960	146,960	146,960	1.0%
Alera Group, Inc.(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.75%	10/2028	43,250	42,913	43,250	0.3%
AmeriLife Holdings LLC(7)(18)	First lien senior secured loan	S+	5.00%	08/2029	202,085	199,167	201,032	1.4%
Ardonagh Midco 3 PLC(7)(23)	First lien senior secured loan	S+	3.75%	02/2031	55,000	54,741	55,275	0.4%
AssuredPartners, Inc.(6)(22)	First lien senior secured loan	S+	3.50%	02/2031	59,853	59,755	59,931	0.4%
Asurion, LLC(6)(22)	Second lien senior secured loan	S+	5.25%	01/2029	104,017	99,785	100,148	0.7%
Asurion, LLC(6)(22)	Second lien senior secured loan	S+	5.25%	01/2028	42,700	40,511	41,602	0.3%
Brightway Holdings, LLC(7)(18)	First lien senior secured loan	S+	6.50%	12/2027	19,487	19,347	19,390	0.1%
Brightway Holdings, LLC(6)(18)	First lien senior secured revolving loan	S+	6.50%	12/2027	842	829	832	—%
Broadstreet Partners, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	06/2031	13,600	13,600	13,634	0.1%
Diamond Mezzanine 24 LLC (dba United Risk)(7)	First lien senior secured loan	S+	5.00%	10/2030	92,625	92,162	92,162	0.6%
Diamond Mezzanine 24 LLC (dba United Risk)(16)	First lien senior secured revolving loan	P+	4.00%	10/2030	6,175	6,144	6,144	—%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)	First lien senior secured loan	S+	7.50%	03/2029	1,064	1,043	1,056	—%
Evolution BuyerCo, Inc. (dba SIAA)(7)(18)	First lien senior secured loan	S+	6.25%	04/2028	25,805	25,630	25,805	0.2%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured delayed draw term loan	S+	6.75%	04/2028	1,570	1,570	1,570	—%
Evolution BuyerCo, Inc. (dba SIAA)(7)(18)(19)	First lien senior secured delayed draw term loan	S+	6.00%	04/2028	727	702	727	—%
Galway Borrower LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	4.50%	09/2028	1,419	1,368	1,419	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Hub International(6)(22)	First lien senior secured loan	S+	2.75%	06/2030	12,382	12,382	12,444	0.1%
Hyperion Refinance S.à r.l (dba Howden Group)(6)(22)(23)	First lien senior secured loan	S+	3.00%	02/2031	30,133	30,133	30,305	0.2%
IMA Financial Group, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	11/2028	59,092	59,092	59,092	0.4%
Integrated Specialty Coverages, LLC(6)	First lien senior secured loan	S+	4.75%	07/2030	65,430	65,271	65,430	0.5%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	S+	5.00%	08/2028	353,327	351,624	353,327	2.4%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(6)	First lien senior secured loan	S+	10.50% PIK	07/2030	16,559	16,432	16,559	0.1%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(16)(18)(26)(32)	First lien senior secured loan	P+	4.25%	12/2028	34,615	34,215	27,345	0.2%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(16)(26)(32)	First lien senior secured revolving loan	P+	4.25%	12/2027	3,415	3,363	2,698	—%
Mitchell International, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	06/2031	82,094	81,709	82,029	0.6%
Mitchell International, Inc.(6)(22)	Second lien senior secured loan	S+	5.25%	06/2032	32,700	32,544	32,272	0.2%
PCF Midco II, LLC (dba PCF Insurance Services)(17)	First lien senior secured loan		9.00% PIK	10/2031	59,009	55,702	56,206	0.4%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(7)(18)	First lien senior secured loan	S+	5.50%	11/2028	155,045	155,045	155,045	1.1%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)	First lien senior secured loan	S+	5.50%	11/2028	27,965	27,965	27,965	0.2%
Simplicity Financial Marketing Group Holdings, Inc.(7)	First lien senior secured loan	S+	5.00%	12/2031	150,893	149,385	149,384	1.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)	First lien senior secured loan	S+	3.75%	10/2031	20,000	19,902	19,900	0.1%
Tempo Buyer Corp. (dba Global Claims Services)(7)	First lien senior secured loan	S+	4.75%	08/2028	35,428	35,004	35,428	0.2%
THG Acquisition, LLC (dba Hilb)(6)(18)	First lien senior secured loan	S+	4.75%	10/2031	93,695	92,691	92,663	0.6%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(6)	First lien senior secured loan	S+	5.00%	12/2029	37,238	37,061	37,238	0.3%

						2,176,308	2,177,548	14.8%
Internet software and services
Activate Holdings (US) Corp. (dba Absolute Software)(7)(18)(23)	First lien senior secured loan	S+	5.25%	07/2030	5,711	$5,689	$5,711	—%
AI Titan Parent, Inc. (dba Prometheus Group)(6)	First lien senior secured loan	S+	4.75%	08/2031	33,962	33,635	33,623	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
AlphaSense, Inc.(7)	First lien senior secured loan	S+	6.25%	06/2029	3,533	3,501	3,498	—%
Anaplan, Inc.(7)(18)	First lien senior secured loan	S+	5.25%	06/2029	231,397	231,337	231,397	1.6%
Appfire Technologies, LLC(7)(18)	First lien senior secured loan	S+	5.00%	03/2028	12,761	12,710	12,761	0.1%
Aptean Acquiror, Inc. (dba Aptean)(7)(18)	First lien senior secured loan	S+	5.00%	01/2031	88,349	87,533	88,128	0.6%
Armstrong Bidco Limited(15)(18)(23)	First lien senior secured GBP delayed draw term loan	SA+	5.25%	06/2029	£40,434	48,874	50,385	0.3%
Artifact Bidco, Inc. (dba Avetta)(7)	First lien senior secured loan	S+	4.50%	07/2031	15,498	15,425	15,420	0.1%
Avalara, Inc.(7)	First lien senior secured loan	S+	6.25%	10/2028	70,455	69,706	70,455	0.5%
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(6)(18)	First lien senior secured loan	S+	6.50%	03/2031	17,955	17,658	17,820	0.1%
Barracuda Networks, Inc.(7)(22)	First lien senior secured loan	S+	4.50%	08/2029	14,154	13,839	13,058	0.1%
Barracuda Networks, Inc.(7)	Second lien senior secured loan	S+	7.00%	08/2030	93,250	91,030	74,600	0.5%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)	First lien senior secured loan	S+	6.25% (3.38% PIK)	10/2028	212,779	212,742	212,779	1.5%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)	First lien senior secured loan	S+	6.50%	12/2026	1,201	1,196	1,201	—%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)(18)	First lien senior secured loan	S+	5.50%	08/2027	10,219	10,094	9,922	0.1%
Central Parent Inc. (dba CDK Global Inc.)(7)(22)	First lien senior secured loan	S+	3.25%	07/2029	9,306	9,306	9,168	0.1%
CivicPlus, LLC(7)(18)	First lien senior secured loan	S+	5.75%	08/2027	28,605	28,458	28,605	0.2%
Cloud Software Group, Inc.(7)(22)	First lien senior secured loan	S+	3.75%	03/2031	80,012	80,012	80,180	0.6%
Cloud Software Group, Inc.(7)(22)	First lien senior secured loan	S+	3.50%	03/2029	55,295	55,295	55,416	0.4%
Clover Holdings 2, LLC (dba Cohesity)(7)	First lien senior secured loan	S+	4.00%	12/2031	69,821	69,136	69,123	0.5%
Coupa Holdings, LLC(7)	First lien senior secured loan	S+	5.25%	02/2030	24,222	24,222	24,222	0.2%
CP PIK DEBT ISSUER, LLC (dba CivicPlus, LLC)(8)	Unsecured notes	S+	11.75% PIK	06/2034	20,135	19,813	20,135	0.1%
Crewline Buyer, Inc. (dba New Relic)(6)	First lien senior secured loan	S+	6.75%	11/2030	171,701	169,413	169,555	1.2%
Databricks, Inc.(6)	First lien senior secured loan	S+	4.50%	01/2031	73,469	73,102	73,102	0.5%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)(22)	First lien senior secured loan	S+	3.50%	11/2029	28,824	28,755	29,035	0.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(8)(22)	Second lien senior secured loan	S+	5.25%	11/2030	33,000	32,840	33,429	0.2%
Diamond Insure Bidco (dba Acturis)(13)(23)	First lien senior secured EUR term loan	E+	4.25%	07/2031	€3,123	3,289	3,178	—%
Diamond Insure Bidco (dba Acturis)(15)(23)	First lien senior secured GBP term loan	SA+	4.50%	07/2031	£10,209	12,665	12,563	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
E2open, LLC(6)(22)	First lien senior secured loan	S+	3.50%	02/2028	5,134	5,128	5,153	—%
EET Buyer, Inc. (dba e-Emphasys)(7)(18)	First lien senior secured loan	S+	4.75%	11/2027	40,171	39,806	40,171	0.3%
Entrata, Inc.(6)	First lien senior secured loan	S+	5.75%	07/2030	4,442	4,386	4,442	—%
Forescout Technologies, Inc.(7)	First lien senior secured loan	S+	5.00%	05/2031	9,236	9,193	9,190	0.1%
Granicus, Inc.(7)	First lien senior secured loan	S+	5.75% (2.25% PIK)	01/2031	33,127	32,836	33,127	0.2%
Granicus, Inc.(7)	First lien senior secured delayed draw term loan	S+	5.25% (2.25% PIK)	01/2031	4,908	4,863	4,859	—%
GS Acquisitionco, Inc. (dba insightsoftware)(7)(18)	First lien senior secured loan	S+	5.25%	05/2028	9,540	9,523	9,468	0.1%
Hyland Software, Inc.(6)	First lien senior secured loan	S+	6.00%	09/2030	145,743	143,848	145,743	1.0%
Icefall Parent, Inc. (dba EngageSmart)(6)	First lien senior secured loan	S+	6.50%	01/2030	28,869	28,360	28,869	0.2%
Ivanti Software, Inc.(7)	Second lien senior secured loan	S+	7.25%	12/2028	19,000	18,943	10,450	0.1%
Ivanti Software, Inc.(6)(22)	First lien senior secured loan	S+	4.25%	12/2027	12,835	12,100	8,792	0.1%
Javelin Buyer, Inc. (dba JAGGAER)(7)(22)	First lien senior secured loan	S+	3.25%	10/2031	15,000	14,963	15,104	0.1%
JS Parent, Inc. (dba Jama Software)(7)	First lien senior secured loan	S+	5.00%	04/2031	909	905	909	—%
Litera Bidco LLC(6)(18)	First lien senior secured loan	S+	5.00%	05/2028	38,654	38,477	38,558	0.3%
Magnet Forensics, LLC (f/k/a Grayshift, LLC)(6)(23)	First lien senior secured loan	S+	5.00%	07/2028	168,082	167,898	168,082	1.2%
Ministry Brands Holdings, LLC(6)(18)	First lien senior secured loan	S+	5.50%	12/2028	52,937	52,269	52,540	0.4%
Mitnick Corporate Purchaser, Inc.(8)(18)	First lien senior secured revolving loan	S+	3.00%	05/2027	1,700	1,705	1,044	—%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	S+	7.75%	02/2029	81,182	80,262	81,182	0.6%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	S+	7.25%	02/2029	34,017	33,715	33,762	0.2%
PDI TA Holdings, Inc.(7)	First lien senior secured loan	S+	5.00%	02/2031	64,206	63,371	63,564	0.4%
PDI TA Holdings, Inc.(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.50%	02/2031	8,328	8,125	8,211	0.1%
Perforce Software, Inc.(6)(22)	First lien senior secured loan	S+	4.75%	03/2031	4,975	4,952	4,903	—%
Perforce Software, Inc.(6)	First lien senior secured loan	S+	4.75%	06/2029	14,663	14,443	14,443	0.1%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(7)(22)	First lien senior secured loan	S+	3.25%	10/2030	24,626	24,562	24,768	0.2%
Proofpoint, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	08/2028	64,197	64,197	64,460	0.4%
QAD, Inc.(6)	First lien senior secured loan	S+	4.75%	11/2027	46,287	46,287	46,172	0.3%
SailPoint Technologies Holdings, Inc.(7)	First lien senior secured loan	S+	6.00%	08/2029	39,167	38,556	39,167	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Securonix, Inc.(7)	First lien senior secured loan	S+	7.75% (3.75% PIK)	04/2028	29,661	29,478	25,731	0.2%
Securonix, Inc.(7)(18)	First lien senior secured revolving loan	S+	7.00%	04/2028	120	91	(587)	—%
Sedgwick Claims Management Services, Inc.(7)(22)	First lien senior secured loan	S+	3.00%	07/2031	24,813	24,758	24,937	0.2%
Sitecore Holding III A/S(12)	First lien senior secured EUR term loan	E+	7.75% (4.25% PIK)	03/2029	€25,001	26,219	25,889	0.2%
Sitecore Holding III A/S(7)	First lien senior secured loan	S+	7.75% (4.25% PIK)	03/2029	4,290	4,265	4,290	—%
Sitecore USA, Inc.(7)	First lien senior secured loan	S+	7.75% (4.25% PIK)	03/2029	25,865	25,713	25,865	0.2%
Sophos Holdings, LLC(6)(22)(23)	First lien senior secured loan	S+	3.50%	03/2027	19,722	19,691	19,830	0.1%
Spaceship Purchaser, Inc. (dba Squarespace)(7)	First lien senior secured loan	S+	5.00%	10/2031	125,702	125,087	125,074	0.9%
Storable, Inc.(6)(22)	First lien senior secured loan	S+	3.50%	04/2028	64,476	64,077	64,856	0.4%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	S+	5.25%	06/2028	11,522	11,466	11,464	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	S+	5.50%	06/2028	12,680	12,607	12,680	0.1%
VIRTUSA CORPORATION(6)(22)	First lien senior secured loan	S+	3.25%	02/2029	9,677	9,677	9,734	0.1%
When I Work, Inc.(7)	First lien senior secured loan	S+	5.50%	11/2027	26,946	26,827	26,003	0.2%
Zendesk, Inc.(7)	First lien senior secured loan	S+	5.00%	11/2028	145,037	143,231	145,037	1.0%
						$2,948,135	$2,926,405	20.4%
Leisure and entertainment
Aerosmith Bidco 1 Limited (dba Audiotonix)(6)(23)	First lien senior secured loan	S+	5.25%	07/2031	341,349	$337,162	$340,496	2.3%
Cirque du Soleil Canada, Inc.(7)(21)(22)(23)	First lien senior secured loan	S+	3.75%	03/2030	37,072	36,989	36,423	0.3%
Pretzel Parent, Inc.(6)(22)	First lien senior secured loan	S+	4.50%	08/2031	37,500	36,959	37,736	0.3%
Troon Golf, L.L.C.(7)(18)	First lien senior secured loan	S+	4.50%	08/2028	382,656	382,396	382,656	2.6%
						793,506	797,311	5.5%
Manufacturing
ACR Group Borrower, LLC(7)(18)	First lien senior secured loan	S+	4.75%	03/2028	1,896	$1,879	$1,886	—%
ACR Group Borrower, LLC(7)	First lien senior secured loan	S+	4.25%	03/2028	3,981	3,950	3,911	—%
ACR Group Borrower, LLC(7)	First lien senior secured loan	S+	5.75%	03/2028	855	847	855	—%
Chariot Buyer LLC (dba Chamberlain Group)(6)(22)	First lien senior secured loan	S+	3.25%	11/2028	3,915	3,915	3,934	—%
CPM Holdings, Inc.(6)(21)(22)	First lien senior secured loan	S+	4.50%	09/2028	49,500	48,402	47,906	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(21)	Second lien senior secured loan	S+	6.50%	05/2029	37,181	37,063	37,181	0.3%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(21)	Second lien senior secured loan	S+	6.00%	05/2029	19,160	19,126	19,112	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(22)	First lien senior secured loan	S+	3.75%	05/2028	13,179	12,937	13,253	0.1%
Faraday Buyer, LLC (dba MacLean Power Systems)(7)	First lien senior secured loan	S+	6.00%	10/2028	134,913	132,723	133,564	0.9%
Filtration Group Corporation(6)(22)	First lien senior secured loan	S+	3.50%	10/2028	25,385	25,357	25,558	0.2%
FR Flow Control CB LLC (dba Trillium Flow Technologies)(7)(23)	First lien senior secured loan	S+	5.25%	12/2029	141,533	140,478	140,472	1.0%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)(18)	First lien senior secured loan	S+	4.00%	12/2027	38,296	38,036	38,296	0.3%
Helix Acquisition Holdings, Inc. (dba MW Industries)(6)	First lien senior secured loan	S+	7.00%	03/2030	61,484	59,969	61,023	0.4%
Ideal Tridon Holdings, Inc.(7)	First lien senior secured loan	S+	6.75%	04/2028	89,866	87,937	89,866	0.6%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)(18)	First lien senior secured loan	S+	6.00%	07/2027	60,717	60,400	60,717	0.4%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	S+	6.25%	07/2027	4,620	4,566	4,620	—%
Pro Mach Group, Inc.(6)(22)	First lien senior secured loan	S+	3.50%	08/2028	68,777	68,777	69,279	0.5%
Sonny's Enterprises, LLC(7)(18)	First lien senior secured loan	S+	5.50%	08/2028	162,893	161,184	162,078	1.1%
Sonny's Enterprises, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.50%	08/2028	3,592	3,423	3,574	—%
Sonny's Enterprises, LLC(7)(18)	First lien senior secured revolving loan	S+	5.50%	08/2027	6,475	6,245	6,346	—%
						917,214	923,431	6.2%
Professional services
AmSpec Parent, LLC(6)	First lien senior secured loan	S+	4.25%	12/2031	34,667	$34,493	$34,493	0.2%
Apex Group Treasury LLC(7)(22)(23)	First lien senior secured loan	S+	4.00%	07/2028	123,250	123,081	124,224	0.9%
Certinia Inc.(7)	First lien senior secured loan	S+	5.25%	08/2030	44,118	43,517	44,118	0.3%
Element Materials Technology(7)(21)(22)(23)	First lien senior secured loan	S+	3.75%	06/2029	27,388	27,388	27,509	0.2%
EP Purchaser, LLC (dba Entertainment Partners)(7)(22)	First lien senior secured loan	S+	4.50%	11/2028	29,596	28,834	29,670	0.2%
Essential Services Holding Corporation (dba Turnpoint)(6)	First lien senior secured loan	S+	5.00%	06/2031	35,548	35,213	35,193	0.2%
Gerson Lehrman Group, Inc.(7)	First lien senior secured loan	S+	5.25%	12/2027	166,014	164,851	165,599	1.1%
Guidehouse Inc.(6)	First lien senior secured loan	S+	5.75% (2.00% PIK)	12/2030	107,401	107,401	106,864	0.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Paris US Holdco, Inc. (dba Precinmac)(6)	First lien senior secured loan	S+	5.00%	12/2031	69,995	69,301	69,295	0.5%
Relativity ODA LLC(6)	First lien senior secured loan	S+	4.50%	05/2029	32,738	32,614	32,656	0.2%
Sensor Technology Topco, Inc. (dba Humanetics)(7)(18)	First lien senior secured loan	S+	7.00%	05/2028	237,888	237,032	239,078	1.6%
Sensor Technology Topco, Inc. (dba Humanetics)(12)(18)	First lien senior secured EUR term loan	E+	7.25%	05/2028	€42,993	46,532	44,736	0.3%
Sensor Technology Topco, Inc. (dba Humanetics)(6)(18)	First lien senior secured revolving loan	S+	6.50%	05/2028	13,312	13,242	13,368	0.1%
Sovos Compliance, LLC(6)(22)	First lien senior secured loan	S+	4.50%	08/2028	28,748	28,379	28,920	0.2%
Thevelia (US) LLC (dba Tricor)(7)(22)(23)	First lien senior secured loan	S+	3.25%	06/2029	22,820	22,820	22,934	0.2%
Vensure Employer Services, Inc.(7)	First lien senior secured loan	S+	5.00%	09/2031	165,612	164,019	163,956	1.1%
Vistage International, Inc.(7)(22)	First lien senior secured loan	S+	4.75%	07/2029	29,841	29,632	29,823	0.2%
						1,208,349	1,212,436	8.2%
Specialty retail
Galls, LLC(7)(18)	First lien senior secured loan	S+	6.50% (1.50% PIK)	03/2030	122,212	$120,371	$122,212	0.8%
Ideal Image Development, LLC(7)	First lien senior secured loan	S+	6.50% PIK	02/2029	2,397	2,378	2,337	—%
Ideal Image Development, LLC(6)	First lien senior secured loan	S+	6.00%	05/2026	637	637	637	—%
Ideal Image Development, LLC(9)(18)	First lien senior secured revolving loan	S+	6.50% PIK	02/2029	765	765	741	—%
Milan Laser Holdings LLC(7)	First lien senior secured loan	S+	5.00%	04/2027	20,010	19,921	20,010	0.1%
Notorious Topco, LLC (dba Beauty Industry Group)(7)(18)	First lien senior secured loan	S+	7.25% (2.50% PIK)	11/2027	229,991	228,021	204,692	1.4%
The Shade Store, LLC(7)	First lien senior secured loan	S+	6.00%	10/2029	104,777	102,639	102,158	0.7%
The Shade Store, LLC(6)	First lien senior secured delayed draw term loan	S+	7.00%	10/2029	10,580	10,395	10,580	0.1%
The Shade Store, LLC(7)(18)	First lien senior secured revolving loan	S+	6.00%	10/2028	2,592	2,419	2,322	—%
						487,546	465,689	3.1%
Telecommunications
CCI BUYER, INC. (dba Consumer Cellular)(7)(21)(22)	First lien senior secured loan	S+	4.00%	12/2027	39,589	$39,331	$39,573	0.3%
EOS Finco S.A.R.L(8)(23)	First lien senior secured loan	S+	6.00%	10/2029	66,435	63,444	44,512	0.3%
Level 3 Financing, Inc.(6)(22)(23)	First lien senior secured loan	S+	6.56%	04/2029	39,096	38,475	39,811	0.3%
Level 3 Financing, Inc.(6)(22)(23)	First lien senior secured loan	S+	6.56%	04/2030	39,096	38,382	39,800	0.3%
Park Place Technologies, LLC(6)	First lien senior secured loan	S+	5.25%	03/2031	85,961	85,170	85,531	0.6%
Park Place Technologies, LLC(6)(18)	First lien senior secured revolving loan	S+	5.25%	03/2030	2,900	2,812	2,850	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
PPT Holdings III, LLC (dba Park Place Technologies)(17)	First lien senior secured loan		12.75% PIK	03/2034	30,329	29,669	29,950	0.2%
						297,283	282,027	2.0%
Transportation
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(18)	First lien senior secured loan	S+	5.00%	05/2030	139,256	$139,264	$139,256	1.0%
Motus Group, LLC(7)(22)	First lien senior secured loan	S+	4.00%	12/2028	7,443	7,443	7,498	0.1%
						146,707	146,754	1.1%
Total non-controlled/non-affiliated portfolio company debt investments						$24,876,159	$24,789,844	169.7%

Equity Investments
Asset based lending and fund finance
Amergin Asset Management, LLC(24)(26)	Class A Units		N/A	N/A	50,000,000	$1	$1,555	—%
						1	1,555	—%
Automotive services
CD&R Value Building Partners I, L.P. (dba Belron)(23)(24)(26)(33)	LP Interest		N/A	N/A	33,000	$31,934	$38,072	0.3%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(17)(24)	Series A Convertible Preferred Stock		7.00% PIK	N/A	12,951	13,662	13,887	0.1%
						45,596	51,959	0.4%
Buildings and real estate
Dodge Construction Network Holdings, L.P.(24)(26)	Class A-2 Common Units		N/A	N/A	143,963	$123	$20	—%
Dodge Construction Network Holdings, L.P.(7)(24)	Series A Preferred Units	S+	8.25%	N/A	—	3	2	—%
						126	22	—%
Business services
Denali Holding, LP (dba Summit Companies)(24)(26)	Class A Units		N/A	N/A	686,513	$7,076	$12,122	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(24)(26)(28)	Common Units		N/A	N/A	10,000	12	12	—%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(8)(24)	Perpetual Preferred Stock	S+	10.75% PIK	N/A	53,600	73,370	74,361	0.5%
						80,458	86,495	0.6%
Consumer products
ASP Conair Holdings LP(24)(26)	Class A Units		N/A	N/A	9,286	$929	$1,009	—%
						929	1,009	—%
Financial services
Vestwell Holdings, Inc.(24)(26)	Series D Preferred Stock		N/A	N/A	50,726	$1,007	$1,000	—%
						1,007	1,000	—%
Food and beverage
Hissho Sushi Holdings, LLC(24)(26)	Class A Units		N/A	N/A	941,780	$7,536	$12,153	0.1%
						7,536	12,153	0.1%
Healthcare equipment and services

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
KPCI Holdings, L.P.(24)(26)	Class A Units	N/A	N/A	1,781	$2,313	$4,977	—%
Maia Aggregator, LP(24)(26)	Class A-2 Units	N/A	N/A	12,921,348	12,921	11,687	0.1%
Patriot Holdings SCSp (dba Corza Health, Inc.)(23)(24)(26)	Class B Units	N/A	N/A	17,221	180	71	—%
Patriot Holdings SCSp (dba Corza Health, Inc.)(17)(23)(24)	Class A Units	8.00% PIK	N/A	1,251	1,547	1,539	—%
Rhea Acquisition Holdings, LP(24)(26)	Series A-2 Units	N/A	N/A	11,964,286	11,964	14,493	0.1%
					28,925	32,767	0.2%
Healthcare providers and services
KOBHG Holdings, L.P. (dba OB Hospitalist)(24)(26)	Class A Interests	N/A	N/A	3,520	$3,520	$3,220	—%
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(24)(26)	Class A Interest	N/A	N/A	1,205	12,048	13,657	0.1%
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(17)(24)	Series A Preferred Stock	15.00% PIK	N/A	27,355	31,238	29,397	0.2%
XOMA Corporation(24)(26)	Warrants	N/A	N/A	54,000	369	629	—%
					47,175	46,903	0.3%
Healthcare technology
BEHP Co-Investor II, L.P.(23)(24)(26)	LP Interest	N/A	N/A	1,269,969	$1,042	$1,297	—%
Minerva Holdco, Inc.(17)(24)	Senior A Preferred Stock	10.75% PIK	N/A	100,000	134,843	131,874	0.9%
Orange Blossom Parent, Inc.(24)(26)	Common Units	N/A	N/A	16,667	1,667	1,664	—%
WP Irving Co-Invest, L.P.(23)(24)(26)	Partnership Units	N/A	N/A	1,250,000	960	1,276	—%
					138,512	136,111	0.9%
Household products
Walker Edison Holdco LLC(24)(26)	Common Units	N/A	N/A	29,167	$2,818	$—	—%
					2,818	—	—%
Human resource support services
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)(17)(24)	Series A Preferred Stock	10.50% PIK	N/A	12,750	$17,499	$13,999	0.1%
					17,499	13,999	0.1%
Insurance
Accelerate Topco Holdings, LLC(24)(26)	Common Units	N/A	N/A	91,805	$2,535	$4,379	—%
Evolution Parent, LP (dba SIAA)(24)(26)	LP Interest	N/A	N/A	2,703	270	307	—%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(24)(26)	LP Interest	N/A	N/A	42,053	427	420	—%
Hockey Parent Holdings, L.P.(24)(26)	Class A Common Units	N/A	N/A	25,000	25,000	27,932	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
PCF Holdco, LLC (dba PCF Insurance Services)(24)(26)	Class A Units		N/A	N/A	6,047,390	15,336	28,252	0.2%
PCF Holdco, LLC (dba PCF Insurance Services)(24)(26)	Warrants		N/A	N/A	1,503,286	5,129	4,744	—%
PCF Holdco, LLC (dba PCF Insurance Services)(17)(24)	Preferred equity		15.00% PIK	N/A	24,943	17,979	22,262	0.2%
						66,676	88,296	0.6%
Internet software and services
AlphaSense, LLC(24)(26)	Series E Preferred Shares		N/A	N/A	16,929	$765	$760	—%
BCTO WIW Holdings, Inc. (dba When I Work)(24)(26)	Class A Common Stock		N/A	N/A	57,000	5,700	3,116	—%
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(24)(26)	Common Units		N/A	N/A	1,729,439	1,729	2,596	—%
Elliott Alto Co-Investor Aggregator L.P.(23)(24)(26)	LP Interest		N/A	N/A	6,530	6,572	10,170	0.1%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(23)(24)(26)	LP Interest		N/A	N/A	989	989	1,239	—%
Bird Holding B.V. (fka MessageBird Holding B.V.)(23)(24)(26)	Extended Series C Warrants		N/A	N/A	7,980	49	12	—%
Project Alpine Co-Invest Fund, LP(23)(24)(26)	LP Interest		N/A	N/A	17,000	17,012	22,325	0.2%
Project Hotel California Co-Invest Fund, L.P.(23)(24)(26)	LP Interest		N/A	N/A	3,522	3,525	4,056	—%
Thunder Topco L.P. (dba Vector Solutions)(24)(26)	Common Units		N/A	N/A	712,884	713	848	—%
WMC Bidco, Inc. (dba West Monroe)(17)(24)	Senior Preferred Stock		11.25% PIK	N/A	33,385	46,982	46,480	0.3%
Zoro TopCo, Inc.(7)(24)	Series A Preferred Equity	S+	9.50% PIK	N/A	16,562	20,992	21,503	0.1%
Zoro TopCo, L.P.(24)(26)	Class A Common Units		N/A	N/A	1,380,129	13,801	15,027	0.1%
						118,829	128,132	0.8%
Manufacturing
Gloves Holdings, LP (dba Protective Industrial Products)(24)(26)	LP Interest		N/A	N/A	1,000	$100	$118	—%
						100	118	—%
Specialty retail
Ideal Topco, L.P.(24)(26)	Class A-1 Preferred Units		N/A	N/A	4,756,098	4,756	4,376	—%
Ideal Topco, L.P.(24)(26)	Class A-2 Common Units		N/A	N/A	3,109,754	—	—	—%
						4,756	4,376	—%
Total non-controlled/non-affiliated portfolio company equity investments						$560,943	$604,895	4.0%
Total non-controlled/non-affiliated portfolio company investments						$25,437,102	$25,394,739	173.7%
Non-controlled/affiliated portfolio company investments
Debt Investments(5)
Education

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Pluralsight, LLC(7)(30)	First lien senior secured loan	S+	7.50% PIK	08/2029	1,229	$1,229	$1,229	—%
Pluralsight, LLC(7)(18)(30)	First lien senior secured loan	S+	4.50% (1.50% PIK)	08/2029	1,195	1,195	1,195	—%
						2,424	2,424	—%
Total non-controlled/affiliated portfolio company debt investments						$2,424	$2,424	—%
Equity Investments
Education
Paradigmatic Holdco LLC (dba Pluralsight)(24)(26)(30)	Common stock		N/A	N/A	396,827	$1,053	$1,053	—%
						1,053	1,053	—%
Pharmaceuticals
LSI Financing 1 DAC(23)(24)(30)	Preferred equity		N/A	N/A	4,778	$4,828	$4,771	—%
						4,828	4,771	—%
Total non-controlled/affiliated portfolio company equity investments						$5,881	$5,824	—%
Total non-controlled/affiliated portfolio company investments						$8,305	$8,248	—%

Controlled/affiliated portfolio company investments
Debt Investments(5)
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(17)(18)(23)(31)	First lien senior secured loan		12.00% PIK	07/2030	45,106	$44,801	$45,106	0.3%
AAM Series 2.1 Aviation Feeder, LLC(17)(18)(23)(31)	First lien senior secured loan		12.00% PIK	11/2030	45,630	45,630	45,630	0.3%
						90,431	90,736	0.6%
Total controlled/affiliated portfolio company debt investments						$90,431	$90,736	0.6%
Equity Investments
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(18)(19)(23)(24)(26)(31)	LLC Interest		N/A	N/A	26,763	$26,766	$30,006	0.2%
AAM Series 2.1 Aviation Feeder, LLC(18)(19)(23)(24)(26)(31)	LLC Interest		N/A	N/A	25,601	25,641	32,050	0.2%
						52,407	62,056	0.4%
Insurance
Fifth Season Investments LLC(24)(27)(31)	Class A Units		N/A	N/A	28	$202,375	$223,274	1.5%
						202,375	223,274	1.5%
Joint ventures
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(23)(24)(31)(33)	LLC Interest		N/A	N/A	314,808	$314,808	$311,609	2.1%
Blue Owl Credit SLF LLC(23)(24)(31)(33)	LLC Interest		N/A	N/A	4,270	4,270	4,294	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
					319,078	315,903	2.1%
Pharmaceuticals
LSI Financing LLC(18)(19)(23)(24)(31)(33)	Common Equity	N/A	N/A	288,704	$288,704	$293,775	2.0%
					288,704	293,775	2.0%
Total controlled/affiliated portfolio company equity investments					$862,564	$895,008	6.0%
Total controlled/affiliated portfolio company investments					$952,995	$985,744	6.6%

Total non-controlled/non-affiliated misc. debt commitments(18)(34)(Note 7)					$(14,737)	$(9,837)	(0.1)%
Total Investments					$26,383,665	$26,378,894	180.2%

	Interest Rate Swaps as of December 31, 2024
	Company Receives	Company Pays(c)	Maturity Date	Notional Amount	Fair Value	Upfront Payments/Receipts	Change in Unrealized Appreciation/(Depreciation)	Hedged Instrument	Footnote Reference
Interest rate swap(a)(b)	7.75%	S + 3.84%	9/16/2027	$600,000	$(703)	$—	$(7,206)	September 2027 Notes	Note 5
Cross-currency swap(a)(b)(e)	6.50%	S + 2.67%	10/23/2027	251,508	(20,635)	—	(20,635)	AUD 2027 Notes	Note 5
Interest rate swap(b)(d)	6.50%	B + 2.72%	10/23/2027	43,960	(47)	—	(47)	AUD 2027 Notes	Note 5
Interest rate swap(a)(b)	7.95%	S + 3.79%	5/13/2028	650,000	502	—	502	June 2028 Notes	Note 5
Interest rate swap(a)(b)	7.75%	S + 3.65%	1/15/2029	550,000	(399)	—	(12,546)	January 2029 Notes	Note 5
Interest rate swap(a)(b)	6.60%	S + 2.34%	8/15/2029	500,000	3,745	—	3,745	September 2029 Notes	Note 5
Interest rate swap(a)(b)	5.80%	S + 2.62%	2/15/2030	1,000,000	(44,519)	—	(44,519)	March 2030 Notes	Note 5
Interest rate swap(a)(b)	6.65%	S + 2.90%	1/15/2031	750,000	(14,239)	—	(14,239)	March 2031 Notes	Note 5
Total				$4,345,468	$(76,295)	$—	$(94,945)
__________________
(a)Contains a variable rate structure. Bears interest at a rate determined by SOFR.
(b)Instrument is used in a hedge accounting relationship. The associated change in fair value is recorded along with the change in fair value of the hedging item within interest expense.
(c)The Company has an International Swaps and Derivatives Association (“ISDA”) agreement with Goldman Sachs Bank USA.
(d)Contains a variable rate structure. Bears interest at a rate determined by BBSY.
(e)The associated change in foreign exchange rate of derivative is recorded along with the change in foreign exchange rate of the note within translation of assets and liabilities in foreign currencies.
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Overnight Repo Rate Average (“CORRA” or “C”) (which can include one- or three-month CORRA), Australian Bank Bill Swap Bid Rate (“BBSY” or “B”) (which can include one-, three-, or six-month BBSY), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these investments is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(7)The interest rate on these investments is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(8)The interest rate on these investments is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)
(9)The interest rate on these investments is subject to 12 month SOFR, which as of December 31, 2024 was 4.18%.
(10)The interest rate on these investments is subject to 3 month CORRA, which as of December 31, 2024 was 3.15%.
(11)The interest rate on these investments is subject to 1 month EURIBOR, which as of December 31, 2024 was 2.85%.
(12)The interest rate on these investments is subject to 3 month EURIBOR, which as of December 31, 2024 was 2.71%.
(13)The interest rate on these investments is subject to 6 month EURIBOR, which as of December 31, 2024 was 2.57%.
(14)The interest rate on these investments is subject to 3 month BBSY, which as of December 31, 2024 was 4.42%.
(15)The interest rate on these investments is subject to SONIA, which as of December 31, 2024 was 4.70%.
(16)The interest rate on these investments is subject to Prime, which as of December 31, 2024 was 7.50%.
(17)Investment does not contain a variable rate structure.
(18)Position or portion thereof is a partially unfunded debt or equity commitment. See Note 7 “Commitments and Contingencies”.

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Non-controlled/non-affiliated - delayed draw debt commitments
ACR Group Borrower, LLC	First lien senior secured delayed draw term loan	5/2025	$733	$100	$—
Aerosmith Bidco 1 Limited (dba Audiotonix)	First lien senior secured delayed draw term loan	7/2027	—	108,341	(85)
AI Titan Parent, Inc. (dba Prometheus Group)	First lien senior secured delayed draw term loan	9/2026	—	6,792	(34)
Alera Group, Inc.	First lien senior secured delayed draw term loan	11/2025	43,250	2,446	—
AlphaSense, Inc.	First lien senior secured delayed draw term loan	6/2029	—	716	(7)
AlphaSense, Inc.	First lien senior secured delayed draw term loan	12/2025	—	707	(7)
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	6/2026	15,740	16,715	—
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2027	—	5,333	(13)
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	3/2025	—	5,562	—
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	6/2026	—	2,688	—
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured delayed draw term loan	1/2026	1,419	3,974	—
Artifact Bidco, Inc. (dba Avetta)	First lien senior secured delayed draw term loan	7/2027	—	3,793	—
Associations, Inc.	First lien senior secured delayed draw term loan	7/2028	5,288	26,398	—
Baker Tilly Advisory Group, L.P.	First lien senior secured delayed draw term loan	6/2026	—	14,940	—
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	11/2026	—	26,912	—
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	3/2025	8,941	6,173	—
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	10/2025	4,568	21,926	—
Belmont Buyer, Inc. (dba Valenz)	First lien senior secured delayed draw term loan	1/2026	—	11,083	—
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)	First lien senior secured delayed draw term loan	10/2025	1,109	4,049	—
BTRS HOLDINGS INC. (dba Billtrust)	First lien senior secured delayed draw term loan	12/2028	913	4	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Capstone Acquisition Holdings, Inc.	First lien senior secured delayed draw term loan	8/2026	—	1,789	—
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)	First lien senior secured delayed draw term loan	1/2026	6,205	8,530	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	689	—
CMG HoldCo, LLC (dba Crete United)	First lien senior secured delayed draw term loan	10/2026	—	10,141	(101)
CMG HoldCo, LLC (dba Crete United)	First lien senior secured delayed draw term loan	11/2025	14,420	10,916	—
Computer Services, Inc. (dba CSI)	First lien senior secured delayed draw term loan	2/2026	—	25,566	—
CoreTrust Purchasing Group LLC	First lien senior secured delayed draw term loan	5/2026	—	23,639	—
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	8/2025	—	2,174	—
Cresset Capital Management, LLC	First lien senior secured delayed draw term loan	9/2025	—	7,612	—
Cresset Capital Management, LLC	First lien senior secured delayed draw term loan	6/2026	—	4,478	—
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)	First lien senior secured delayed draw term loan	8/2026	—	12,046	(30)
Databricks, Inc.	First lien senior secured delayed draw term loan	7/2026	—	16,531	(83)
DCG ACQUISITION CORP. (dba DuBois Chemical)	First lien senior secured delayed draw term loan	6/2026	—	15,899	—
Diamond Mezzanine 24 LLC (dba United Risk)	First lien senior secured delayed draw term loan	10/2026	—	24,700	—
Dresser Utility Solutions, LLC	First lien senior secured delayed draw term loan	9/2025	—	7,537	—
DuraServ LLC	First lien senior secured delayed draw term loan	6/2026	24,034	24,418	—
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured delayed draw term loan	4/2026	—	8,523	—
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	12/2025	—	8,048	(60)
Essential Services Holding Corporation (dba Turnpoint)	First lien senior secured delayed draw term loan	6/2026	—	6,970	(35)
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	12/2025	727	3,671	—
Faraday Buyer, LLC (dba MacLean Power Systems)	First lien senior secured delayed draw term loan	11/2025	—	14,307	—
FR Flow Control CB LLC (dba Trillium Flow Technologies)	First lien senior secured delayed draw term loan	6/2026	—	28,307	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	8/2025	464	4,536	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	2/2026	354	896	—
Galls, LLC	First lien senior secured delayed draw term loan	3/2026	4,312	34,926	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Galway Borrower LLC	First lien senior secured delayed draw term loan	7/2026	895	48,838	—
Gehl Foods, LLC	First lien senior secured delayed draw term loan	12/2025	3,639	5,458	—
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured delayed draw term loan	4/2025	1,724	14,090	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	3/2026	72	254	—
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured delayed draw term loan	7/2026	—	13,434	—
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured delayed draw term loan	12/2025	375	6,194	—
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	1/2025	—	1,780	—
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	4/2026	—	22,020	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	8/2026	—	53,446	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured delayed draw term loan	6/2026	—	5,079	(127)
Kaseya Inc.	First lien senior secured delayed draw term loan	6/2025	847	3,230	—
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured delayed draw term loan	2/2026	777	6,695	—
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	11/2025	73	6,054	—
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)	First lien senior secured delayed draw term loan	9/2026	344	51,256	—
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured delayed draw term loan	5/2025	19,608	27,285	—
Litera Bidco LLC	First lien senior secured delayed draw term loan	11/2026	4,485	5,067	—
Litera Bidco LLC	First lien senior secured delayed draw term loan	5/2027	—	3,981	(10)
ManTech International Corporation	First lien senior secured delayed draw term loan	6/2025	—	2,164	—
Maple Acquisition, LLC (dba Medicus)	First lien senior secured delayed draw term loan	5/2026	—	20,448	—
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured delayed draw term loan	10/2025	2,659	24,114	—
Minotaur Acquisition, Inc. (dba Inspira Financial)	First lien senior secured delayed draw term loan	5/2026	—	41,960	—
Monotype Imaging Holdings Inc.	First lien senior secured delayed draw term loan	2/2026	3,268	10,759	—
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR delayed draw term loan	3/2027	—	22,358	(279)
Nelipak Holding Company	First lien senior secured delayed draw term loan	3/2027	—	11,787	(147)
OneOncology, LLC	First lien senior secured delayed draw term loan	10/2026	35,851	35,494	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Paris US Holdco, Inc. (dba Precinmac)	First lien senior secured delayed draw term loan	12/2026	—	18,063	(90)
Park Place Technologies, LLC	First lien senior secured delayed draw term loan	9/2025	—	13,490	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured delayed draw term loan	8/2025	13,680	3,429	—
PDI TA Holdings, Inc.	First lien senior secured delayed draw term loan	2/2026	8,328	6,584	—
PerkinElmer U.S. LLC	First lien senior secured delayed draw term loan	5/2026	21,371	7,141	—
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	11/2025	—	31,691	(1,030)
Plasma Buyer LLC (dba PathGroup)	First lien senior secured delayed draw term loan	9/2025	3,247	816	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	5/2026	56,865	102,734	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	5,667	—
RL Datix Holdings (USA), Inc.	First lien senior secured delayed draw term loan	4/2027	—	14,908	—
Salinger Bidco Inc. (dba Surgical Information Systems)	First lien senior secured delayed draw term loan	8/2026	—	5,742	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured EUR delayed draw term loan	9/2025	172	834	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured delayed draw term loan	9/2025	790	3,987	—
Severin Acquisition, LLC (dba PowerSchool)	First lien senior secured delayed draw term loan	10/2027	—	27,209	(136)
Simplicity Financial Marketing Group Holdings, Inc.	First lien senior secured delayed draw term loan	12/2026	—	40,238	(201)
Smarsh Inc.	First lien senior secured delayed draw term loan	2/2025	10,381	10,381	—
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	6/2026	3,592	41,416	—
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	7/2025	10,526	20,889	—
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured delayed draw term loan	10/2026	—	7,482	—
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured delayed draw term loan	10/2027	—	17,957	(45)
STS PARENT, LLC (dba STS Aviation Group)	First lien senior secured delayed draw term loan	10/2026	—	37,550	(94)
TBRS, Inc. (dba TEAM Technologies)	First lien senior secured delayed draw term loan	11/2026	—	37,652	(94)
THG Acquisition, LLC (dba Hilb)	First lien senior secured delayed draw term loan	10/2026	—	20,716	(104)
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured delayed draw term loan	10/2026	—	27,432	—
Troon Golf, L.L.C.	First lien senior secured delayed draw term loan	9/2026	27,449	27,449	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	3/2026	62,572	9,208	—
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	10/2026	—	53,400	(200)
USIC Holdings, Inc.	First lien senior secured delayed draw term loan	9/2026	148	2,089	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured delayed draw term loan	8/2026	—	13,971	—
Vensure Employer Services, Inc.	First lien senior secured delayed draw term loan	9/2031	—	34,388	(189)
Vessco Midco Holdings, LLC	First lien senior secured delayed draw term loan	7/2026	6,290	17,595	—
Walker Edison Furniture Company LLC	First lien senior secured delayed draw term loan	3/2027	966	216	—
Zendesk, Inc.	First lien senior secured delayed draw term loan	11/2025	—	35,425	—
Non-controlled/affiliated - delayed draw debt commitments
Pluralsight, LLC	First lien senior secured delayed draw term loan	8/2029	—	496	—
Non-controlled/non-affiliated - revolving debt commitments
ACR Group Borrower, LLC	First lien senior secured revolving loan	3/2026	—	875	(15)
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	7/2029	—	352	—
Aerosmith Bidco 1 Limited (dba Audiotonix)	First lien senior secured revolving loan	7/2030	—	44,919	(112)
AI Titan Parent, Inc. (dba Prometheus Group)	First lien senior secured revolving loan	8/2031	—	4,245	(42)
AmeriLife Holdings LLC	First lien senior secured revolving loan	8/2028	—	16,273	(81)
Anaplan, Inc.	First lien senior secured revolving loan	6/2028	—	16,528	—
Appfire Technologies, LLC	First lien senior secured revolving loan	3/2028	117	1,516	—
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured revolving loan	1/2031	—	7,282	(18)
Artifact Bidco, Inc. (dba Avetta)	First lien senior secured revolving loan	7/2030	—	2,710	(14)
Ascend Buyer, LLC (dba PPC Flexible Packaging)	First lien senior secured revolving loan	9/2027	1,702	3,404	—
Associations, Inc.	First lien senior secured revolving loan	7/2028	12,695	12,695	—
Avalara, Inc.	First lien senior secured revolving loan	10/2028	—	7,045	—
AWP Group Holdings, Inc.	First lien senior secured revolving loan	12/2030	290	5,515	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)	First lien senior secured revolving loan	3/2031	—	1,995	(15)
Baker Tilly Advisory Group, L.P.	First lien senior secured revolving loan	6/2030	—	20,935	(105)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Bamboo US BidCo LLC	First lien senior secured revolving loan	10/2029	—	20,128	—
Bayshore Intermediate #2, L.P. (dba Boomi)	First lien senior secured revolving loan	10/2027	—	18,336	—
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured revolving loan	8/2026	3,103	1,552	—
BCPE Pequod Buyer, Inc. (dba Envestnet)	First lien senior secured revolving loan	11/2029	—	16,634	(83)
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	12/2026	—	161	—
Belmont Buyer, Inc. (dba Valenz)	First lien senior secured revolving loan	6/2029	2,217	4,433	—
Blast Bidco Inc. (dba Bazooka Candy Brands)	First lien senior secured revolving loan	10/2029	—	4,179	—
Brightway Holdings, LLC	First lien senior secured revolving loan	12/2027	842	1,263	—
Broadcast Music, Inc. (fka Otis Merger Sub, Inc.)	First lien senior secured revolving loan	2/2030	—	6,271	(47)
BTRS HOLDINGS INC. (dba Billtrust)	First lien senior secured revolving loan	12/2028	434	723	—
Canadian Hospital Specialties Limited	First lien senior secured revolving loan	4/2027	255	158	—
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured revolving loan	8/2027	303	577	—
Certinia Inc.	First lien senior secured revolving loan	8/2029	—	4,412	—
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)	First lien senior secured revolving loan	1/2030	—	3,692	—
CivicPlus, LLC	First lien senior secured revolving loan	8/2027	—	2,244	—
CMG HoldCo, LLC (dba Crete United)	First lien senior secured revolving loan	5/2028	1,442	7,211	—
CoreTrust Purchasing Group LLC	First lien senior secured revolving loan	10/2029	—	14,183	—
Coupa Holdings, LLC	First lien senior secured revolving loan	2/2029	—	1,664	—
CPM Holdings, Inc.	First lien senior secured revolving loan	6/2028	—	5,000	(161)
Creek Parent, Inc. (dba Catalent)	First lien senior secured revolving loan	12/2031	—	42,297	(740)
Cresset Capital Management, LLC	First lien senior secured revolving loan	6/2029	—	2,239	—
Crewline Buyer, Inc. (dba New Relic)	First lien senior secured revolving loan	11/2030	—	17,226	(215)
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)	First lien senior secured revolving loan	8/2031	—	30,115	(75)
D4C Dental Brands, Inc.	First lien senior secured revolving loan	11/2029	—	11,346	(113)
DCG ACQUISITION CORP. (dba DuBois Chemical)	First lien senior secured revolving loan	6/2031	—	15,899	(79)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured revolving loan	9/2027	—	9,963	—
Diamond Mezzanine 24 LLC (dba United Risk)*	First lien senior secured revolving loan	10/2030	6,175	—	—
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	3/2029	—	91	(1)
Dresser Utility Solutions, LLC	First lien senior secured revolving loan	3/2029	—	10,552	(26)
DuraServ LLC	First lien senior secured revolving loan	6/2030	—	24,256	(121)
Eagle Family Foods Group LLC	First lien senior secured revolving loan	8/2030	—	20,344	(102)
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	11/2027	—	3,387	—
Entrata, Inc.	First lien senior secured revolving loan	7/2028	—	513	—
Essential Services Holding Corporation (dba Turnpoint)	First lien senior secured revolving loan	6/2030	—	4,357	(44)
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured revolving loan	4/2027	—	676	—
Fiesta Purchaser, Inc. (dba Shearer's Foods)	First lien senior secured revolving loan	2/2029	—	16,615	(3)
Finastra USA, Inc.	First lien senior secured revolving loan	9/2029	10,631	6,461	—
Forescout Technologies, Inc.	First lien senior secured revolving loan	5/2030	—	1,320	(7)
Formerra, LLC	First lien senior secured revolving loan	11/2028	—	526	(7)
Fortis Solutions Group, LLC	First lien senior secured revolving loan	10/2027	2,361	4,385	—
FR Flow Control CB LLC (dba Trillium Flow Technologies)	First lien senior secured revolving loan	12/2029	—	23,160	(174)
Fullsteam Operations, LLC	First lien senior secured revolving loan	11/2029	—	500	—
Galls, LLC	First lien senior secured revolving loan	3/2030	—	15,697	—
Galway Borrower LLC	First lien senior secured revolving loan	9/2028	524	5,742	—
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	12/2027	2,066	1,907	—
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	12/2027	—	8,404	(21)
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured revolving loan	4/2029	4,274	6,807	—
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured revolving loan	10/2027	195	1,478	—
Granicus, Inc.	First lien senior secured revolving loan	1/2031	—	4,633	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	5/2028	—	247	(2)
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured revolving loan	12/2026	—	96	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Hissho Parent, LLC	First lien senior secured revolving loan	5/2029	—	11,009	—
Home Service TopCo IV, Inc.	First lien senior secured revolving loan	12/2027	—	3,359	—
Hyland Software, Inc.	First lien senior secured revolving loan	9/2029	—	6,978	—
Icefall Parent, Inc. (dba EngageSmart)	First lien senior secured revolving loan	1/2030	—	2,749	—
Ideal Image Development, LLC	First lien senior secured revolving loan	2/2029	732	183	—
Ideal Image Development, LLC*	First lien senior secured revolving loan	2/2029	33	—	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	4/2028	—	8,630	—
IG Investments Holdings, LLC (dba Insight Global)	First lien senior secured revolving loan	9/2028	—	4,866	—
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured revolving loan	5/2028	—	12,700	—
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured revolving loan	6/2030	1,689	3,003	—
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	7/2029	—	5,934	—
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	8/2028	—	17,886	—
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)*	First lien senior secured revolving loan	8/2026	2,049	—	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	3/2028	313	5,705	—
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))	First lien senior secured revolving loan	12/2027	2,517	11,750	—
JS Parent, Inc. (dba Jama Software)	First lien senior secured revolving loan	4/2031	—	88	—
KABAFUSION Parent, LLC	First lien senior secured revolving loan	11/2031	—	8,903	(89)
Kaseya Inc.	First lien senior secured revolving loan	6/2029	1,097	3,256	—
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured revolving loan	2/2031	—	2,242	(28)
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured revolving loan	7/2029	—	10,944	—
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)	First lien senior secured revolving loan	12/2029	—	23,568	—
KWOR Acquisition, Inc. (dba Alacrity Solutions)*	First lien senior secured revolving loan	12/2027	3,415	—	—
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)	First lien senior secured revolving loan	9/2029	—	8,600	(43)
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured revolving loan	5/2029	—	11,685	—
Lignetics Investment Corp.	First lien senior secured revolving loan	11/2026	8,412	3,059	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Litera Bidco LLC	First lien senior secured revolving loan	5/2028	—	2,266	(6)
Magnet Forensics, LLC (f/k/a Grayshift, LLC)	First lien senior secured revolving loan	7/2028	—	2,419	—
ManTech International Corporation	First lien senior secured revolving loan	9/2028	—	1,806	—
Maple Acquisition, LLC (dba Medicus)	First lien senior secured revolving loan	5/2030	—	15,336	—
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured revolving loan	4/2028	2,411	5,627	—
MHE Intermediate Holdings, LLC (dba OnPoint Group)	First lien senior secured revolving loan	7/2027	714	2,857	—
Milan Laser Holdings LLC	First lien senior secured revolving loan	4/2026	—	2,553	—
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	12/2027	—	4,746	(36)
Minotaur Acquisition, Inc. (dba Inspira Financial)	First lien senior secured revolving loan	6/2030	—	25,814	(129)
Mitnick Corporate Purchaser, Inc.	First lien senior secured revolving loan	5/2027	1,700	7,675	—
Monotype Imaging Holdings Inc.	First lien senior secured revolving loan	2/2030	—	21,041	(53)
Natural Partners, LLC	First lien senior secured revolving loan	11/2027	—	11,814	(59)
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR revolving loan	3/2031	1,367	2,803	—
Nelipak Holding Company	First lien senior secured revolving loan	3/2031	3,695	5,102	—
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	8/2029	—	4,118	—
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	9/2028	—	558	—
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured revolving loan	5/2027	—	5,282	(581)
OAC Holdings I Corp. (dba Omega Holdings)	First lien senior secured revolving loan	3/2028	—	2,572	(19)
OB Hospitalist Group, Inc.	First lien senior secured revolving loan	9/2027	—	7,993	(20)
Ole Smoky Distillery, LLC	First lien senior secured revolving loan	3/2028	—	3,302	(25)
OneOncology, LLC	First lien senior secured revolving loan	6/2029	—	14,269	—
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	2/2029	—	10,148	—
Paris US Holdco, Inc. (dba Precinmac)	First lien senior secured revolving loan	12/2031	—	9,032	(90)
Park Place Technologies, LLC	First lien senior secured revolving loan	3/2030	2,900	7,217	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured revolving loan	1/2028	—	88	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
PDI TA Holdings, Inc.	First lien senior secured revolving loan	2/2031	—	6,560	(66)
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured revolving loan	11/2027	—	2,570	—
PetVet Care Centers, LLC	First lien senior secured revolving loan	11/2029	—	33,258	(1,413)
Phantom Purchaser, Inc.	First lien senior secured revolving loan	9/2031	—	11,437	(86)
Ping Identity Holding Corp.	First lien senior secured revolving loan	10/2028	—	6,597	—
Plasma Buyer LLC (dba PathGroup)	First lien senior secured revolving loan	5/2028	6,853	5,384	—
PPV Intermediate Holdings, LLC	First lien senior secured revolving loan	8/2029	—	11,854	—
Premise Health Holding Corp.	First lien senior secured revolving loan	2/2030	—	8,191	(20)
Pye-Barker Fire & Safety, LLC	First lien senior secured revolving loan	5/2030	4,213	29,489	—
QAD, Inc.	First lien senior secured revolving loan	11/2027	—	6,000	(15)
Quva Pharma, Inc.	First lien senior secured revolving loan	4/2026	382	73	—
Relativity ODA LLC	First lien senior secured revolving loan	5/2029	—	2,797	(7)
Rhea Parent, Inc.	First lien senior secured revolving loan	12/2030	—	43,315	(433)
RL Datix Holdings (USA), Inc.	First lien senior secured revolving loan	10/2030	1,650	11,403	—
SailPoint Technologies Holdings, Inc.	First lien senior secured revolving loan	8/2028	—	5,718	—
Salinger Bidco Inc. (dba Surgical Information Systems)	First lien senior secured revolving loan	5/2031	—	5,742	(14)
Securonix, Inc.	First lien senior secured revolving loan	4/2028	120	5,219	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	5/2028	13,312	7,249	—
Severin Acquisition, LLC (dba PowerSchool)	First lien senior secured revolving loan	10/2031	—	16,326	(163)
Simplicity Financial Marketing Group Holdings, Inc.	First lien senior secured revolving loan	12/2031	—	20,119	(201)
Smarsh Inc.	First lien senior secured revolving loan	2/2029	332	498	—
Soliant Lower Intermediate, LLC (dba Soliant)	First lien senior secured revolving loan	6/2031	—	15,556	(156)
Sonny's Enterprises, LLC	First lien senior secured revolving loan	8/2027	6,475	19,426	—
Southern Air & Heat Holdings, LLC	First lien senior secured revolving loan	10/2027	62	220	—
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured revolving loan	10/2031	—	14,965	(75)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Spotless Brands, LLC	First lien senior secured revolving loan	7/2028	—	2,244	(6)
STS PARENT, LLC (dba STS Aviation Group)	First lien senior secured revolving loan	10/2030	6,947	8,073	—
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured revolving loan	3/2029	—	5,579	(167)
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured revolving loan	3/2028	—	5,336	(27)
TBRS, Inc. (dba TEAM Technologies)	First lien senior secured revolving loan	11/2030	1,255	19,662	—
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	4/2027	—	16,473	—
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured revolving loan	8/2027	—	5,159	—
The Shade Store, LLC	First lien senior secured revolving loan	10/2028	2,592	8,209	—
THG Acquisition, LLC (dba Hilb)	First lien senior secured revolving loan	10/2031	769	9,589	—
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured revolving loan	6/2027	—	1,021	—
Troon Golf, L.L.C.	First lien senior secured revolving loan	8/2028	—	27,449	—
Truist Insurance Holdings, LLC	First lien senior secured revolving loan	5/2029	—	7,019	—
Unified Women's Healthcare, LP	First lien senior secured revolving loan	6/2029	—	8,120	—
USIC Holdings, Inc.	First lien senior secured revolving loan	9/2031	1,104	3,725	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured revolving loan	12/2029	—	4,975	—
Velocity HoldCo III Inc. (dba VelocityEHS)	First lien senior secured revolving loan	4/2026	—	142	—
Vessco Midco Holdings, LLC	First lien senior secured revolving loan	7/2031	—	7,962	(40)
Vital Bidco AB (dba Vitamin Well)	First lien senior secured revolving loan	10/2030	12,908	40,004	—
Walker Edison Furniture Company LLC*	First lien senior secured revolving loan	3/2027	1,333	—	—
When I Work, Inc.	First lien senior secured revolving loan	11/2027	—	4,164	(146)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Zendesk, Inc.	First lien senior secured revolving loan	11/2028	—	14,587	—
Non-controlled/affiliated - revolving debt commitments
Pluralsight, LLC	First lien senior secured revolving loan	8/2029	—	198	—
Controlled/affiliated - equity commitments
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC	LLC Interest	N/A	26,763	59,032	—
AAM Series 2.1 Aviation Feeder, LLC	LLC Interest	N/A	25,601	27,444	—
LSI Financing LLC	Common Equity	N/A	288,704	5,738	—
Total Portfolio Company Commitments			$917,516	$3,192,745	$(9,837)
__________________
*Fully Funded
(19)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(20)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(21)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(22)Level 2 Investment.
(23)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2024, non-qualifying assets represented 13.2% of total assets as calculated in accordance with the regulatory requirements.
(24)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of December 31, 2024, the aggregate fair value of these securities is $1.51 billion, or 10.4% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC	Class A Units	July 1, 2022
ASP Conair Holdings LP	Class A Units	May 17, 2021
AlphaSense, LLC	Series E Preferred Shares	June 27, 2024
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Blue Owl Credit SLF LLC*	LLC Interest	May 6, 2024
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Denali Holding, LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	February 23, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	February 23, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC**	Class A Units	October 17, 2022
Gloves Holdings, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Investment	Acquisition Date
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Hockey Parent Holdings, L.P.	Class A Units	September 14, 2023
Ideal Topco, L.P.	Class A-1 Preferred Units	February 20, 2024
Ideal Topco, L.P.	Class A-2 Common Units	February 20, 2024
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)	Perpetual Preferred Stock	June 22, 2022
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)	Class A Interest	December 12, 2023
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
LSI Financing LLC**	Common Equity	November 25, 2024
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
Bird Holding B.V. (fka MessageBird Holding B.V.)	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Series A Preferred Stock	February 14, 2022
Orange Blossom Parent, Inc.	Common Equity	July 29, 2022
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Series A Preferred Units	February 16, 2023
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Units	November 1, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Unit Warrants	February 16, 2023
Paradigmatic Holdco LLC (dba Pluralsight)	Common stock	August 22, 2024
Project Alpine Co-Invest Fund, LP	LP Interest	June 13, 2022
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquisition Holdings, LP	Series A-2 Units	February 18, 2022
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)	Series A Preferred Stock	November 15, 2023
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)	Series A Preferred Stock	October 14, 2021
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
Vestwell Holdings, Inc.	Series D Preferred Stock	December 20, 2023
Walker Edison Holdco LLC	Common Equity	March 1, 2023
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 9, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
XOMA Corporation	Warrants	December 15, 2023
Zoro TopCo, L.P.	Class A Common Units	November 22, 2022
Zoro TopCo, Inc.	Series A Preferred Stock	November 22, 2022
__________________
*Refer to Note 4 “Investments - OCIC SLF LLC” and “Investments - Blue Owl Credit SLF LLC”, for further information.
**     Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)
(25)As of December 31, 2024, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $52.6 million based on a tax cost basis of $26.3 billion. As of December 31, 2024, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $182.9 million. As of December 31, 2024, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $235.5 million.
(26)Investment is non-income producing.
(27)Investment is not pledged as collateral under the Company’s Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”, credit facilities to which certain of our subsidiaries are parties (the “SPV Asset Facilities”) and collateral loan obligation transactions (“CLOs”).
(28)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(29)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facilities and CLOs. See Note 5 “Debt”.
(30)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the period ended December 31, 2024 were as follows:

Company	Fair value as of December 31, 2023	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2024	Dividend Income	Interest and PIK Income	Other Income
LSI Financing 1 DAC	$78,406	$22,288	$(100,694)	$(6,093)	$10,864	$4,771	$486	$74	$—
Pluralsight, LLC	—	3,477	—	—	—	3,477	—	96	—
Total	$78,406	$25,765	$(100,694)	$(6,093)	$10,864	$8,248	$486	$170	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(31)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investments in controlled affiliates for the period ended December 31, 2024 were as follows:

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments - Continued
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company	Fair value as of December 31, 2023	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2024	Dividend Income	Interest and PIK Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC(c)	$78,476	$50,774	$(57,983)	$6,413	$—	$77,680	$—	$4,970	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(c)	64,839	10,236	(3,475)	3,512	—	75,112	—	5,035	—
Blue Owl Credit SLF LLC	—	11,781	(7,510)	23	—	4,294	80	—	—
Fifth Season Investments LLC	156,794	115,658	(70,093)	20,915	—	223,274	23,832	—	—
LSI Financing LLC	—	397,270	(108,567)	5,072	—	293,775	1,511	—	—
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)	273,441	53,375	—	(15,207)	—	311,609	53,039	—	—
Total	$573,550	$639,094	$(247,628)	$20,728	$—	$985,744	$78,462	$10,005	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to PIK interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(32)Investment was on non-accrual status as of December 31, 2024.
(33)Investment measured at net asset value (“NAV”).
(34)The negative cost and fair value results from unamortized fees, which are capitalized to the investment cost of unfunded commitments.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Changes in Net Assets
(Amounts in thousands)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$397,772	$343,817	$766,498	$617,943
Net change in unrealized gain (loss)	(43,148)	(24,310)	(96,261)	(22,695)
Net realized gain (loss) on investments	13,560	(1,117)	(50,320)	(4,488)
Net Increase (Decrease) in Net Assets Resulting from Operations	368,184	318,390	619,917	590,760
Distributions
Class S	(135,392)	(92,450)	(259,259)	(172,273)
Class D	(13,703)	(10,619)	(26,763)	(20,576)
Class I	(283,191)	(179,661)	(537,725)	(333,398)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(432,286)	(282,730)	(823,747)	(526,247)
Capital Share Transactions
Class S:
Issuance of shares of common stock	487,762	562,850	1,028,900	1,000,446
Share transfers between classes(1)	(11,105)	(1,670)	(33,695)	(2,357)
Repurchase of common shares	(107,562)	(50,529)	(161,060)	(84,355)
Reinvestment of shareholders’ distributions	62,172	38,316	117,752	71,026
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class S	431,267	548,967	951,897	984,760
Class D:
Issuance of shares of common stock	14,349	47,198	71,026	81,889
Share transfers between classes(1)	(1,329)	—	(1,305)	(338,702)
Repurchase of common shares	(19,164)	(3,558)	(21,076)	(29,912)
Reinvestment of shareholders’ distributions	4,463	3,181	8,532	8,419
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class D	(1,681)	46,821	57,177	(278,306)
Class I:
Issuance of shares of common stock	1,068,761	1,059,009	2,397,188	1,886,024
Share transfers between classes(1)	12,434	1,670	35,000	341,059
Repurchase of common shares	(337,475)	(97,737)	(486,014)	(179,731)
Reinvestment of shareholders’ distributions	116,250	74,924	222,026	136,213
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I	859,970	1,037,866	2,168,200	2,183,565
Total Increase (Decrease) in Net Assets	1,225,454	1,669,314	2,973,444	2,954,532
Net Assets, at beginning of period	16,269,592	10,177,764	14,521,602	8,892,546
Net Assets, at end of period	$17,495,046	$11,847,078	$17,495,046	$11,847,078
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	For the Six Months Ended June 30,
	2025	2024
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$619,917	$590,760
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(8,418,782)	(7,563,881)
Proceeds from investments and investment repayments, net	2,851,462	2,171,746
Net change in unrealized (gain) loss on investments	100,145	22,994
Net change in unrealized gain (loss) on interest rate swap attributed to unsecured notes	122,724	(37,560)
Net change in unrealized (gain) loss on translation of assets and liabilities in foreign currencies	(4,950)	(291)
Net change in unrealized (gain) loss on income tax (provision) benefit	1,066	(8)
Net realized (gain) loss on investments	49,546	3,434
Net realized (gain) loss on foreign currency transactions relating to investments	858	163
Net realized (gain) loss on foreign currency transactions relating to debt	129	—
Paid-in-kind interest and dividends	(86,066)	(94,422)
Net amortization/accretion of premium/discount on investments	(52,560)	(73,508)
Amortization of debt issuance costs	24,965	13,333
Amortization of offering costs	3,542	2,694
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(11,924)	(23,201)
(Increase) decrease in receivable from controlled affiliates	(7,340)	(7,340)
(Increase) decrease in receivable for investments sold	46,794	21,131
(Increase) decrease in prepaid expenses and other assets	(140,096)	(56,801)
Increase (decrease) in payable for investments purchased	104,167	310,702
Increase (decrease) in payables to affiliates	5,146	15,668
Increase (decrease) in accrued expenses and other liabilities	(108,656)	109,303
Net cash used in operating activities	(4,899,913)	(4,595,084)
Cash Flows from Financing Activities
Borrowings on debt	8,710,000	7,588,042
Repayments of debt	(6,895,000)	(5,258,000)
Deferred offering costs paid	(5,210)	(740)
Debt issuance costs paid	(37,052)	(42,217)
Repurchase of common stock	(397,119)	(256,057)
Proceeds from issuance of common shares	3,497,114	2,968,359
Distributions paid to shareholders	(441,672)	(279,999)
Net cash provided by financing activities	4,431,061	4,719,388
Net increase (decrease) in cash and restricted cash, including foreign cash (restricted cash of $(136,170) and $69,588, respectively)	(468,852)	124,304
Cash and restricted cash, including foreign cash, beginning of period (restricted cash of $182,030 and $40,872, respectively)	1,006,483	415,384
Cash and restricted cash, including foreign cash, end of period (restricted cash of $45,860 and $110,460, respectively)	$537,631	$539,688
Supplemental and Non-Cash Information
Interest paid during the period	$490,584	$274,136
Distributions declared during the period	$823,747	$526,247
Reinvestment of distributions during the period	$348,310	$215,658
Taxes, including excise tax, paid during the period	$10,028	$11
Distributions payable	$186,242	$124,520
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
(Unaudited)
Note 1. Organization and Principal Business
Blue Owl Credit Income Corp. (the “Company”) is a Maryland corporation formed on April 22, 2020. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, U.S. middle-market companies. The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which include common and preferred stock, securities convertible into common stock, and warrants. The Company may make investments with shorter or longer maturities from time to time. The Company intends, under normal circumstances, to invest directly, or indirectly through its investment in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”) or any similarly situated companies, at least 80% of the value of its total assets in credit investments. The Company defines “credit” to mean debt investments made in exchange for regular interest payments. The target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of the Company’s capital base. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments.
The Company is an externally managed closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and as a RIC under the Code, the Company’s portfolio is subject to diversification and other requirements.
In November 2020, the Company commenced operations and made its first portfolio company investment. On October 23, 2020, the Company formed a wholly-owned subsidiary, OR Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending IC LLC makes loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
Blue Owl Credit Advisors LLC (the “Adviser”) serves as the Company’s investment adviser. The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Blue Owl consists of three product platforms: (1) Credit, (2) GP Strategic Capital, which primarily focuses on acquiring equity stakes in, or providing debt financing to, large, multi-product private equity and private credit firms and (3) Real Assets, which primarily focuses on the strategies of net lease real estate, real estate credit and digital infrastructure, which focuses on acquiring, financing, developing and operating data centers and related digital infrastructure assets. Subject to the overall supervision of the Company’s board of directors (the “Board”), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.
The Company received an exemptive order that permits it to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based servicing and/or distribution fees and early withdrawal fees. On November 12, 2020, the Company commenced its initial public offering pursuant to which it offered, on a continuous basis, up to $2,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On February 14, 2022, the Company commenced its follow-on offering, pursuant to which it offered on a continuous basis, up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On December 6, 2024, the Company commenced its current offering, pursuant to which it is offering on a continuous basis, up to $14,000,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager” or “Blue Owl Securities”). The Dealer Manager is entitled to receive upfront selling commissions

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below the Company’s net asset value per share of such class, as determined in accordance with the Company’s share pricing policy, plus applicable upfront selling commissions. The Company also engages in private placement offerings of its common stock.
Since meeting the minimum offering requirement and commencing its continuous public offering through June 30, 2025, the Company has issued 628,638,106 shares of Class S common stock, 97,439,821 shares of Class D common stock and 1,200,361,593 shares of Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $5.94 billion, $0.91 billion and $11.29 billion, respectively, including $1,000 of seed capital contributed by its Adviser in September of 2020, $25.0 million in gross proceeds raised from an entity affiliated with the Adviser and 109,500,186 shares of Class I common stock issued in a private placement to feeder vehicles primarily created to hold the Company’s Class I shares for gross proceeds of approximately $1.04 billion.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included.
Reclassifications
As a result of changes in presentations, certain prior year amounts have been reclassified to conform to the current presentation. These reclassifications had no effect on the reported results of operations.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash and Restricted Cash
Cash consists of deposits held at a custodian bank and restricted cash pledged as collateral. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law. Restricted cash primarily relates to cash held as collateral for interest rate swaps.
Consolidation
As provided under Regulation S-X and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company.
The Company does not consolidate its equity interests in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”), LSI Financing LLC (“LSI Financing LLC”), Fifth Season Investments LLC (“Fifth Season”), Blue Owl Credit SLF LLC (“Credit SLF”), and since November 2, 2022 has not consolidated its equity position in OCIC SLF. OCIC SLF was formed as a wholly-

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint venture. See Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as the Company’s valuation designee to perform fair value determinations relating to the value of assets held by the Company for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of the Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Adviser, as the valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
The Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;
•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;
•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;
•The Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, the Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
•The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.

The Company conducts this valuation process on a quarterly basis.
The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
The Company applies the practical expedient provided by the ASC Topic 820 relating to investments in certain entities that calculate net asset value per share (or its equivalent). ASC Topic 820 permits an entity holding investments in certain entities that either are investment companies, or have attributes similar to an investment company, and calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. Investments which are valued using NAV per share as a practical expedient are not categorized within the fair value hierarchy as per ASC Topic 820.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
The Company follows the guidance in ASC 815 Derivatives and Hedging, when accounting for all derivative instruments. The Company designated certain interest rate swaps as hedging instruments, and as a result, the entire change in the fair value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. The Company’s interest rate swaps are used to hedge the Company’s fixed rate debt, and therefore both the periodic payment and the change in fair value for the effective hedge, if applicable, will be recognized as components of interest expense in the Consolidated Statements of Operations. Fair value is estimated by discounting remaining payments using applicable current market rates, or market quotes, if available. For all other derivatives, the Company does not utilize hedge accounting and values such derivatives at fair value with the unrealized gains or losses recorded in “net change in unrealized gains (losses) from foreign currency and other transactions” in the Company’s consolidated statement of operations.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and
•purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s credit facilities to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated borrowings is to invest the par amount in local currency or enter into a cross-currency swap arrangement.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends, the majority of which is structured at initial underwriting. PIK interest and dividends represent accrued interest or dividends that are added to the principal amount or liquidation amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a liquidation event.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
PIK interest and PIK dividend income consisted of the following for the periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
PIK Interest Income	$32,237	$31,284	$60,999	$58,846
PIK Interest Income as a % of Investment Income	4.1%	5.0%	4.1%	5.1%
PIK Dividend Income	$14,341	$14,767	$27,685	$32,018
PIK Dividend Income as a % of Investment Income	1.8%	2.4%	1.9%	2.8%
Total PIK Income	$46,578	$46,051	$88,684	$90,864
Total PIK Income as a % of Investment Income	6.0%	7.4%	6.0%	7.9%
Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization and accretion of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are generally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.
Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period from incurrence. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
connection with the Company’s share offerings, the preparation of the Company’s registration statement, and registration fees.
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Company has elected to be treated as a RIC under the Code beginning with the taxable year ended December 31, 2020 and intends to qualify as a RIC annually. So long as the Company obtains and maintains its tax treatment as a RIC, it generally will not pay U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.
To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must generally distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax positions through December 31, 2024. As

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
applicable, the Company’s prior three tax years remain subject to examination by U.S. federal, state and local tax authorities.
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of shares of the Company on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Company.
Expenses that are common to all share classes are borne by each class of shares based on the net assets of the Company attributable to each class. Expenses that are specific to a class of shares are allocated to such class either directly or through the servicing fees paid pursuant to the Company’s distribution plan. See Note 3. “Agreements and Related Party Transactions – Shareholder Servicing Plan.”
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. In addition, the Board may consider the level of undistributed taxable income carried forward from the prior year for distribution in the current year. Net realized long-term capital gains, if any, would be generally distributed at least annually although the Company may decide to retain such capital gains for investment.
Subject to the Company’s board of directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions to the Company’s shareholders on a monthly or quarterly basis and pay such distributions on a monthly basis. The per share amount of distributions for Class S, Class D, and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on the Company’s net asset value for the Company’s Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Company’s distribution reinvestment plan. As a result, the distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares.
The Company has adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for reinvestment of any cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the distribution reinvestment plan.
Segment Reporting
In accordance with ASC Topic 280 – “Segment Reporting (ASC 280),” the Company has determined that it has a single operating and reporting segment. As a result, the Company’s segment accounting policies are the same as described herein and the Company does not have any intra-segment sales and transfers of assets.
The Company operates through a single operating and reporting segment with an investment objective to generate both current income, and to a lesser extent, capital appreciation through debt and equity investments. The chief operating decision maker (“CODM”) is comprised of the Company’s chief executive officer, president, and chief financial officer and chief operating officer and assesses the performance and makes operating decisions of the Company on a consolidated basis primarily based on the Company’s net increase in shareholder’s equity resulting from operations (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Company’s stockholders. As the Company’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
consolidated balance sheet as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations.
New Accounting Pronouncements
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740),” which updates annual income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. ASU 2023-09 is effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The Company is currently evaluating the impact of adopting ASU No. 2023-09 on the consolidated annual financial statements.
In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 2200-40),” which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, in each relevant expense caption. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption and retrospective application is permitted. The Company is currently assessing the impact of this guidance, however, the Company does not expect a material impact on its consolidated financial statements.
Other than the aforementioned guidance, the Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3. Agreements and Related Party Transactions
As of June 30, 2025, the Company had payables to affiliates of $78.6 million, comprised of $56.8 million of accrued performance based incentive fees, $17.6 million of management fees, and $4.2 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement. As of December 31, 2024, the Company had payables to affiliates of $73.4 million, comprised of $54.0 million of accrued performance based incentive fees, $14.6 million of management fees, and $4.8 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement.
Administration Agreement
The Company has entered into an amended and restated Administration Agreement (the “Administration Agreement”) with the Adviser. The Administration Agreement became effective on May 18, 2021. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses, and the performance of administrative and professional services rendered by others.
The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year to year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. On May 5, 2025, the Board approved the continuation of the Administration Agreement.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Administration Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
For the three and six months ended June 30, 2025 the Company incurred expenses of approximately $2.3 million and $4.3 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement. For the three and six months ended June 30, 2024 the Company incurred expenses of approximately $1.4 million and $2.8 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.
Investment Advisory Agreement
The Company has entered into an amended and restated Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. The Investment Advisory Agreement became effective on May 18, 2021. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and accordingly, the Adviser may provide similar services to others.
Under the terms of the Investment Advisory Agreement, the Company pays the Adviser a base management fee and may also pay a performance based incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, by a majority of independent directors. On May 5, 2025, the Board approved the continuation of the Investment Advisory Agreement.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board of Directors or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 120 days’ written notice.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
The base management fee is payable monthly in arrears. The base management fee is calculated at an annual rate of 1.25% based on the average value of the Company’s net assets at the end of the two most recently completed calendar months. All or part of the base management fee not taken as to any month will be deferred without interest

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month. On September 30, 2020 and February 23, 2021, the Adviser agreed to waive 100% of the base management fee for the quarters ended December 31, 2020 and March 31, 2021, respectively. Any portion of management fees waived shall not be subject to recoupment.
For the three and six months ended June 30, 2025 management fees were $51.5 million, net of $0.2 million in management fee waivers and $97.9 million, net of $0.3 million in management fee waivers, respectively. For the three and six months ended June 30, 2024 management fees were $33.0 million and $61.5 million, respectively.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an incentive fee. The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon the Company’s pre- incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:
•No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value for that immediately preceding calendar quarter. The Company refers to this as the quarterly preferred return.
•All of the Company’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which the Company refers to as the upper level breakpoint, of the Company’s net asset value for that immediately preceding calendar quarter, will be payable to the Company’s Adviser. The Company refers to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of the Company’s pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of the Company’s net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.
•For any quarter in which the Company’s pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of the Company’s pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.
•Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The second component of the incentive fee, the “Capital Gains Incentive Fee”, will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of the Company’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. The Company will accrue but will not pay a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
would be owed to the Adviser if the Company was to sell the relevant investment and realize a capital gain. In no event will the incentive fee on capital gains payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the three and six months ended June 30, 2025, the Company incurred performance based incentive fees on net investment income of $56.8 million and $109.5 million, respectively. For the three and six months ended June 30, 2024, the Company incurred performance based incentive fees on net investment income of $48.7 million and $87.8 million, respectively.
For the three and six months ended June 30, 2025, the Company did not incur performance based incentive fees based on capital gains. For the three and six months ended June 30, 2024, the Company recorded a reversal of previously recorded performance based incentive fees based on capital gains of $3.2 million and $3.4 million, respectively, which was primarily related to a net change in unrealized depreciation on investments.
Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the continuous public offering until all organization and offering costs paid by the Adviser or its affiliates have been recovered. The Adviser is responsible for the payment of the Company’s organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company. The Company bears all other expenses of its operations and transactions including, without limitation, those relating to: expenses deemed to be “organization and offering expenses” for purposes of Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2310(a)(12) (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the Company’s stock); the cost of corporate and organizational expenses relating to offerings of shares of common stock, subject to limitations included in the Investment Advisory Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the common stock and other securities; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company’s rights; escrow agent, transfer agent and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors’ fees and expenses, including certain travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees and licenses, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs); the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company). Any such reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
For the three and six months ended June 30, 2025, subject to the 1.5% organization and offering cost cap, the Company accrued approximately $0.1 million and $0.2 million, respectively, of offering expenses that are reimbursable to the Adviser.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
For the three and six months ended June 30, 2024, subject to the 1.5% organization and offering cost cap, the Company accrued less than $0.1 million and $0.1 million, respectively, of initial organization and offering expenses that are reimbursable to the Adviser.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company, the Adviser and certain of their affiliates were granted an order for exemptive relief that permitted co-investing with affiliates of the Company subject to various approvals of the Board and other conditions. On May 6, 2025, the Company, the Adviser and certain of their affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief (the “Order”) by the SEC for the Company to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest with certain of its affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when the Company co-invests with its affiliates in an issuer where an affiliate of the Company has an existing investment in the issuer, and (2) if the Company disposes of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee the Company’s participation in the co-investment program. As required by the Order, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and the Company’s Chief Compliance Officer will provide reporting to the Board.
The Adviser is affiliated with Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” together with OTCA, OTCA II, OPFA and the Adviser, the “Blue Owl Credit Advisers”), which are also registered investment advisers. The Blue Owl Credit Advisers are indirect affiliates of Blue Owl and comprise part of Blue Owl’s Credit platform, which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies. The Blue Owl Credit Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Company and other funds managed by the Adviser or its affiliates. As a result of the Order, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the BDCs, funds and separately managed accounts managed by the Blue Owl Credit Advisers (collectively the “Blue Owl Credit Clients”) and/or other funds managed by the Adviser or its affiliates that could avail themselves of the Order.
Dealer Manager Agreement
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker-dealers solicit capital, for the Company’s public offering of shares of Class S, Class D, and Class I common stock. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in this offering. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 1.50% of the offering price of each Class D share sold in this offering. Blue Owl Securities anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers. Blue Owl Securities will not receive upfront selling commissions with respect to any class of shares issued pursuant to the Company’s distribution reinvestment plan or with respect to purchases of Class I shares.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Upfront selling commissions for sales of Class S and Class D shares may be reduced or waived in connection with volume or other discounts, other fee arrangements or for sales to certain categories of purchasers.
Blue Owl Securities, an affiliate of Blue Owl, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority.
Shareholder Servicing Plan
Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities servicing fees for ongoing services as follows:
•with respect to the Company’s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company’s outstanding Class S shares; and
•with respect to the Company’s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company’s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company’s outstanding Class I shares.
For the three and six months ended June 30, 2025, the Company accrued servicing fees with respect to Class D shares of $0.3 million and $0.7 million, respectively. For the three and six months ended June 30, 2025, the Company accrued servicing fees with respect to Class S shares of $12.2 million and $23.3 million, respectively.
For the three and six months ended June 30, 2024, the Company accrued servicing fees with respect to Class D shares of $0.3 million and $0.5 million, respectively. For the three and six months ended June 30, 2024, the Company accrued servicing fees with respect to Class S shares of $8.3 million and $15.5 million, respectively.
The servicing fees are paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company’s net asset values for the Company’s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under its distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from its offering (excluding proceeds from issuances pursuant to its distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
Expense Support and Conditional Reimbursement Agreement
On September 30, 2020, the Company entered into the Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, the purpose of which was to ensure that no portion of the Company’s distributions to shareholders represented a return of capital for U.S. federal income tax purposes. The Expense Support Agreement became effective as of the date that the Company met the minimum offering requirement and was terminated by the Adviser on March 7, 2023.
Pursuant to the Expense Support Agreement, prior to its termination on March 7, 2023, on a quarterly basis, the Adviser reimbursed the Company for “Operating Expenses” (as defined below) in an amount equal to the excess of the Company’s cumulative distributions paid to the Company’s shareholders in each quarter over “Available Operating Funds” (as defined below) received by the Company on account of its investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Under the Expense Support Agreement, “Operating Expenses” was defined as all of the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) the Company’s estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) the Company’s realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments under the Expense Support Agreement automatically became a liability of the Adviser and the right to such Expense Payment was an asset of the Company’s on the last business day of the applicable quarter. The Expense Payment for any quarter was paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offset against amounts due from the Company to the Adviser no later than the earlier of (i) the date on which the Company closes its books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by the Company in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company is required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by the Company are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter that have not been previously reimbursed by the Company to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as the Company’s total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by the Company during the fiscal year to exceed the lesser of: (i) 1.75% of the Company’s average net assets attributable to the shares of the Company’s common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of the Company’s average net assets attributable to shares of the Company’s common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Company’s “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by the Company’s net assets.
The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. The Company’s obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. There are no Reimbursement Payments conditionally due from the Company to the Adviser.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Prior to termination of the Expense Support Agreement, Expense Support Payments provided by the Adviser since inception was $9.4 million. All Expense Support Payments were repaid prior to termination.
License Agreement
On July 6, 2023, the Company entered into a license agreement (the “License Agreement”), with an affiliate of Blue Owl, pursuant to which the Company was granted a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Blue Owl” name or logo.
Controlled/Affiliated Portfolio Companies
Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments.
The Company has made investments in controlled, affiliated companies, including OCIC SLF, Amergin AssetCo, Fifth Season Investments LLC (“Fifth Season”), LSI Financing LLC (“LSI Financing LLC”), and Blue Owl Credit SLF LLC (“Credit SLF”). For further description of OCIC SLF and Credit SLF see “Note 4 Investments”.
The Company has also made investments in non-controlled, affiliated companies, including LSI Financing 1 DAC (“LSI Financing DAC”).
Amergin was created to invest in a leasing platform focused on railcar and aviation assets. Amergin consists of Amergin AssetCo and Amergin Asset Management, LLC, which has entered into a Servicing Agreement with Amergin AssetCo. The Company made an initial equity commitment to Amergin AssetCo on July 1, 2022. As of June 30, 2025, the Company’s commitment to Amergin AssetCo is $227.6 million, of which $114.3 million is equity and $113.3 million is debt. As of June 30, 2025, the fair value of the Company’s investment in Amergin AssetCo was $189.6 million. The Company does not consolidate its equity interest in Amergin AssetCo.
Fifth Season is a portfolio company created to invest in life settlement assets. On July 18, 2022, the Company made an initial equity commitment to Fifth Season. As of June 30, 2025, the fair value of the Company’s investment in Fifth Season is $292.6 million. The Company does not consolidate its equity interest in Fifth Season.
LSI Financing DAC is a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements generally in the life sciences space. On December 14, 2022, the Company made an initial equity commitment to LSI Financing DAC. As of June 30, 2025, the fair value of the Company’s investment in LSI Financing DAC is $3.8 million. The Company does not consolidate its equity interest in LSI Financing DAC.
LSI Financing LLC is a separately managed portfolio company formed to indirectly own royalty purchase agreements and loans in the life sciences space. The Adviser provides consulting services to a subsidiary of LSI Financing LLC in exchange for a fee. The Adviser has agreed to waive a portion of the management fee payable by the Company pursuant to the Investment Advisory Agreement equal to the Company’s pro rata amount of such consulting fee. On November 25, 2024, the Company made an initial equity commitment to LSI Financing LLC. As of June 30, 2025, the fair value of the Company’s investment in LSI Financing LLC is $261.8 million and the Company’s total commitment is $372.9 million. The Company does not consolidate its equity interest in LSI Financing LLC.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 4. Investments
Investments at fair value and amortized cost consisted of the below as of the following periods:

	June 30, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments(1)	$28,459,905	$28,361,820	$23,703,828	$23,665,142
Second-lien senior secured debt investments	1,553,566	1,510,504	802,519	767,392
Unsecured debt investments	437,355	452,014	447,930	440,633
Preferred equity investments(2)	475,230	474,211	367,924	364,672
Common equity investments(3)	772,423	888,069	742,386	825,152
Joint ventures(4)	340,728	317,536	319,078	315,903
Total Investments	$32,039,207	$32,004,154	$26,383,665	$26,378,894
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing DAC.
(3)Includes equity investments in Amergin AssetCo, Fifth Season and LSI Financing LLC.
(4)Includes equity investments in OCIC SLF and Credit SLF. See below, within Note 4, for more information regarding OCIC SLF and Credit SLF.
The industry composition of investments based on fair value consisted of the below as of the following periods:

	June 30, 2025	December 31, 2024
Advertising and media	1.5%	1.8%
Aerospace and defense	0.7	0.8
Asset based lending and fund finance(1)	1.1	1.1
Automotive services	0.6	0.7
Automotive aftermarket	0.1	0.1
Buildings and real estate	2.3	2.6
Business services	5.4	6.0
Chemicals	2.4	2.9
Consumer products	1.9	1.5
Containers and packaging	3.0	2.4
Distribution	3.0	2.3
Education	0.9	0.9
Energy equipment and services	0.3	0.3
Financial services	5.4	5.1
Food and beverage	5.2	6.3
Healthcare equipment and services	7.1	6.0
Healthcare providers and services	13.3	12.0
Healthcare technology	6.0	5.7
Household products	1.1	1.3
Human resource support services	0.6	0.8
Infrastructure and environmental services	1.4	1.5
Insurance(2)	10.0	9.4
Internet software and services	10.3	11.6
Joint ventures(3)	1.0	1.2
Leisure and entertainment	2.6	3.0

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	June 30, 2025	December 31, 2024
Manufacturing	3.0	3.5
Pharmaceuticals(4)	1.3	1.1
Professional services	4.1	4.6
Specialty retail	1.4	1.8
Telecommunications	2.4	1.1
Transportation	0.6	0.6
Total	100.0%	100.0%
__________________
(1)Includes investment in Amergin AssetCo.
(2)Includes equity investment in Fifth Season Investments LLC.
(3)Includes equity investments in OCIC SLF and Credit SLF. See below, within Note 4, for more information regarding OCIC SLF and Credit SLF.
(4)Includes equity investments in LSI Financing DAC and LSI Financing LLC.
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	June 30, 2025	December 31, 2024
United States:
Midwest	19.8%	20.6%
Northeast	21.7	20.1
South	31.7	32.7
West	17.4	16.2
International	9.4	10.4
Total	100.0%	100.0%
OCIC SLF LLC
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”), a Delaware limited liability company, was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. The Company and OSTRS have a 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member.
Prior to the Effective Date, OCIC SLF’s wholly owned subsidiaries, ORCIC JV WH LLC and ORCIC JV WH II entered into revolving loan facilities (the “OCIC SLF Debt Facilities”) and in connection therewith entered into master sale and participation agreements pursuant to which we contributed certain collateral assets to the Subsidiaries and such collateral assets became collateral under the OCIC SLF Debt Facilities (the “OCIC SLF Debt Facility Assets”).
On the Effective Date, the Company was deemed to have made a capital contribution of approximately $108.9 million and OSTRS acquired a 12.5% interest in OCIC SLF from the Company for approximately $15.6 million. The amount of the Company’s deemed contribution, and OSTRS’ purchase from the Company, were

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
based on the fair value of the OCIC SLF SPV Debt Facility Assets less certain amounts that had been distributed to the Company and subject to certain adjustments. In connection therewith, the Company and OSTRS agreed and acknowledged that OCIC SPV Debt Facility Assets were assets of OCIC SLF as if they had been acquired pursuant to the terms of the LLC Agreement.
The Company has determined that OCIC SLF is an investment company under Accounting Standards Codification 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in OCIC SLF.
The table below sets forth OCIC SLF’s consolidated financial data as of and for the following periods:

	As of
($ in thousands)	June 30, 2025	December 31, 2024
Consolidated Balance Sheet Data
Cash	$91,397	$85,850
Investments at fair value	$1,616,774	$1,647,003
Total Assets	$1,737,642	$1,761,468
Total Debt (net of unamortized debt issuance costs)	$1,311,767	$1,311,414
Total Liabilities	$1,404,153	$1,405,344
Total OCIC SLF Members' Equity	$333,489	$356,124

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Consolidated Statement of Operations Data
Investment income	$31,826	$41,775	$65,975	$73,543
Net operating expenses	21,970	25,128	43,929	44,866
Net investment income (loss)	$9,856	$16,647	$22,046	$28,677
Total net realized and unrealized gain (loss)	370	(7,205)	(22,980)	(10,050)
Net increase (decrease) in OCIC SLF Members' Equity resulting from operations	$10,226	$9,442	$(934)	$18,627
The Company’s proportional share of OCIC SLF’s generated distributions for the following period:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Dividend Income	$9,399	$15,453	$18,989	$25,896
Blue Owl Credit SLF LLC
Blue Owl Credit SLF LLC (“Credit SLF”), a Delaware limited liability company, is a joint venture among the Company, Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp. and State Teachers Retirement System of Ohio (“OSTRS”) (each, a “Credit Member” and collectively, the “Credit Members”). Credit SLF’s principal purpose is to make investments primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. Credit SLF is managed by a board of directors comprised of an equal number of directors appointed by each Credit Member and which acts unanimously. Investment decisions must be approved by Credit SLF’s board. The Credit SLF Members coinvest through Credit SLF, or its wholly owned

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
subsidiaries. Credit SLF’s date of inception was May 6, 2024 and Credit SLF made its first portfolio company investment on July 23, 2024.
Credit SLF’s investments at fair value are determined in accordance with FASB ASC 820, as amended; however, such fair value is not included in the Company's valuation process.
Other than for purposes of the 1940 Act, the Company does not believe it has control over this portfolio company. Accordingly, the Company does not consolidate its non-controlling interest in Credit SLF.
On May 15, 2025 the Credit SLF Members modified their capital commitments to Credit SLF and the Company’s capital commitment was increased to $46.3 million of which $40.8 million was unfunded.
As of June 30, 2025, the capital commitment and economic ownership of each Credit SLF Member is as follows:

Members	Capital Commitment	Economic Ownership Interest(1)
($ in thousands)
Blue Owl Capital Corporation	$404,139	79.1%
Blue Owl Capital Corporation II	244	0.1%
Blue Owl Credit Income Corp.	46,332	5.2%
Blue Owl Technology Finance Corp.	18,690	2.1%
Blue Owl Technology Income Corp.	8,691	1.0%
State Teachers Retirement System of Ohio	68,299	12.5%
Total	$546,395	100.0%
__________________
(1)Economic Ownership Interest based on funded capital to date.
The table below sets forth Credit SLF's consolidated financial data as of and for the following periods:

	As of
($ in thousands)	June 30, 2025	December 31, 2024
Consolidated Balance Sheet Data
Cash	$118,041	$17,354
Investments at fair value	$1,790,366	$1,164,473
Total Assets	$1,939,737	$1,196,367
Total Debt (net of unamortized debt issuance costs)	$1,285,621	$750,610
Total Liabilities	$1,446,788	$847,556
Total Credit SLF Members' Equity	$492,949	$348,811

	For the Three Months Ended June 30,	For the Six Months Ended June 30,
($ in thousands)	2025	2025
Consolidated Statement of Operations Data
Investment income	$31,420	$55,117
Net operating expenses	18,482	32,139
Net investment income (loss)	$12,938	$22,978
Total net realized and unrealized gain (loss)	9,319	(6,785)
Net increase (decrease) in Credit SLF Members' Equity resulting from operations	$22,257	$16,193

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Company's proportional share of Credit SLF's generated distributions for the following period:

	For the Three Months Ended June 30,	For the Six Months Ended June 30,
($ in thousands)	2025	2025
Dividend Income	$330	$453
Note 5. Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. The Company’s asset coverage was 215% and 209% as of June 30, 2025 and December 31, 2024, respectively.
Debt obligations consisted of the following as of the following periods:

	June 30, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Revolving Credit Facility(2)(4)	$3,575,000	$1,915,307	$1,602,524	$(21,867)	$1,893,440
SPV Asset Facility I	450,000	274,000	37,720	(6,345)	267,655
SPV Asset Facility II	2,000,000	927,000	157,575	(20,180)	906,820
SPV Asset Facility III(2)	1,650,000	1,093,388	53,221	(16,080)	1,077,308
SPV Asset Facility IV	500,000	430,000	29,627	(5,604)	424,396
SPV Asset Facility V	750,000	450,000	28,326	(6,053)	443,947
SPV Asset Facility VI	750,000	380,000	13,799	(7,805)	372,195
SPV Asset Facility VII(2)	500,000	367,479	14,928	(3,043)	364,436
SPV Asset Facility VIII	1,000,000	400,000	16,791	(5,248)	394,752
CLO VIII	375,000	375,000	—	(2,140)	372,860
CLO XI	260,000	260,000	—	(1,545)	258,455
CLO XII	260,000	260,000	—	(1,656)	258,344
CLO XV	312,000	312,000	—	(2,630)	309,370
CLO XVI	420,000	420,000	—	(2,551)	417,449
CLO XVII	325,000	325,000	—	(2,698)	322,302
CLO XVIII	260,000	260,000	—	(1,780)	258,220
CLO XIX	260,000	260,000	—	(1,852)	258,148
September 2026 Notes	350,000	350,000	—	(2,055)	347,945
February 2027 Notes	500,000	500,000	—	(2,571)	497,429
September 2027 Notes(3)	600,000	600,000	—	(4,284)	601,564
AUD 2027 Notes(2)(3)	300,341	300,341	—	(2,263)	298,196
May 2028 Notes(3)	500,000	500,000	—	(7,793)	495,718
June 2028 Notes(3)	650,000	650,000	—	(6,949)	654,964
January 2029 Notes(3)	550,000	550,000	—	(10,143)	550,520
September 2029 Notes(3)	900,000	900,000	—	(7,727)	918,025
March 2030 Notes(3)	1,000,000	1,000,000	—	(19,731)	966,719
March 2031 Notes(3)	750,000	750,000	—	(18,226)	740,541
Total Debt	$19,747,341	$14,809,515	$1,954,511	$(190,819)	$14,671,718
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies and cross-currency swap.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
(3)Net Carrying Value is inclusive of change in fair market value of effective hedge.
(4)The amount available is reduced by $57.2 million of outstanding letters of credit.

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Revolving Credit Facility(2)(4)	$3,100,000	$1,335,012	$1,726,832	$(22,497)	$1,312,515
SPV Asset Facility I	525,000	300,000	8,771	(5,464)	294,536
SPV Asset Facility II	1,500,000	920,000	115,020	(12,119)	907,881
SPV Asset Facility III(2)	1,500,000	971,917	55,727	(13,370)	958,547
SPV Asset Facility IV	500,000	355,000	26,504	(3,302)	351,698
SPV Asset Facility V	500,000	250,000	18,217	(4,991)	245,009
SPV Asset Facility VI	750,000	350,000	62,964	(8,248)	341,752
SPV Asset Facility VII(2)	500,000	165,859	168,563	(3,461)	162,398
SPV Asset Facility VIII	500,000	200,000	1,500	(3,077)	196,923
CLO VIII	290,000	290,000	—	(1,900)	288,100
CLO XI	260,000	260,000	—	(1,692)	258,308
CLO XII	260,000	260,000	—	(1,808)	258,192
CLO XV	312,000	312,000	—	(2,802)	309,198
CLO XVI	420,000	420,000	—	(2,697)	417,303
CLO XVII	325,000	325,000	—	(2,879)	322,121
CLO XVIII	260,000	260,000	—	(1,891)	258,109
CLO XIX	260,000	260,000	—	(1,794)	258,206
March 2025 Notes	500,000	500,000	—	(484)	499,516
September 2026 Notes	350,000	350,000	—	(2,916)	347,084
February 2027 Notes	500,000	500,000	—	(3,350)	496,650
September 2027 Notes(3)	600,000	600,000	—	(5,182)	593,270
AUD 2027 Notes(2)(3)	295,468	295,468	—	(2,397)	271,957
June 2028 Notes(3)	650,000	650,000	—	(8,067)	642,519
January 2029 Notes(3)	550,000	550,000	—	(11,458)	538,086
September 2029 Notes(3)	500,000	500,000	—	(10,769)	492,523
March 2030 Notes(3)	1,000,000	1,000,000	—	(20,518)	941,037
March 2031 Notes(3)	750,000	750,000	—	(19,599)	718,384
Total Debt	$17,457,468	$12,930,256	$2,184,098	$(178,732)	$12,681,822
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(3)Net Carrying Value is inclusive of change in fair market value of effective hedge.
(4)The amount available is reduced by $38.2 million of outstanding letters of credit.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The below table represents the components of interest expense for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Interest expense	$235,797	$175,699	$449,373	$334,208
Amortization of debt issuance costs	13,927	7,052	24,965	13,333
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items included in interest expense(1)	239	199	(7,815)	4,825
Total Interest Expense	$249,963	$182,950	$466,523	$352,366
Average interest rate	6.6%	7.7%	6.7%	7.6%
Average daily borrowings	$14,036,753	$9,055,379	$13,272,417	$8,655,316
__________________
(1)Refer to the September 2027, AUD 2027, May 2028, June 2028, January 2029, September 2029, March 2030, and March 2031 Notes for details on the facilities’ interest rate swaps.
Credit Facilities
Revolving Credit Facility
On August 11, 2022, the Company entered into an Amended and Restated Senior Secured Revolving Credit Agreement (as amended from time to time, the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a “Revolving Credit Lender” and collectively, the “Revolving Credit Lenders”) and Sumitomo Mitsui Banking Corporation, as Administrative Agent. On October 18, 2024 (the “Revolving Credit Facility Third Amendment Date”), the Revolving Credit Facility was amended to extend the availability period and maturity date, increase the total facility amount and make various other changes. The following describes the terms of the Revolving Credit Facility as modified through June 27, 2025.
The Revolving Credit Facility is guaranteed by certain subsidiaries of ours in existence as of the Revolving Credit Facility Third Amendment Date, and will be guaranteed by certain subsidiaries of ours that are formed or acquired by us thereafter (each a “Guarantor” and collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
The Revolving Credit Facility provides for, on an aggregated basis, a total of outstanding term loans and revolving credit facility commitments in the principal amount of $3.58 billion, which is comprised of (a) a term loan in a principal amount of $150.0 million and (b) subject to availability under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness, a revolving credit facility in a principal amount of up to $3.43 billion (the revolving credit facility increased from $3.15 billion to $3.30 billion on May 27, 2025 and increased from $3.30 billion to $3.43 billion on June 27, 2025). The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $4.60 billion through the Company’s exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $200.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
The availability period under the Revolving Credit Facility will terminate on October 18, 2028 (the “Revolving Credit Facility Commitment Termination Date”). The Revolving Credit Facility will mature on October 18, 2029 (the “Revolving Credit Facility Maturity Date”). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Revolving Credit Facility in U.S. dollars bear interest at term SOFR plus any applicable credit adjustment spread plus margin of 1.875% per annum, or the alternative base rate plus margin of 0.875% per annum. With respect to loans denominated in U.S. dollars, the Company may elect either term SOFR or the alternative base rate at the time of drawdown, and such loans may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. Amounts drawn under the Revolving Credit Facility in other permitted currencies bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 1.875% per annum. Beginning on and after the Revolving Credit Facility Third Amendment Date, the Company also pays a fee of 0.350% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to the Company’s shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Company and its subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00 at any time.
SPV Asset Facilities
Certain of the Company’s wholly owned subsidiaries are parties to credit facilities (the “SPV Asset Facilities”). Pursuant to the SPV Asset Facilities, from time to time the Company sells and contributes certain investments to these wholly owned subsidiaries pursuant to sale and contribution agreements by and between the Company and the wholly owned subsidiaries. No gain or loss is recognized as a result of these contributions. Proceeds from the SPV Asset Facilities are used to finance the origination and acquisition of eligible assets by the wholly owned subsidiary, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired to the wholly owned subsidiary through the Company’s ownership of the wholly owned subsidiary. The SPV Asset Facilities are secured by a perfected first priority security interest in the assets of these wholly owned subsidiaries and on any payments received by such wholly owned subsidiaries in respect of those assets. Assets pledged to lenders under the SPV Asset Facilities will not be available to pay the Company’s debts. The SPV Asset Facilities contain customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions). Borrowings of the wholly owned subsidiaries under the SPV Asset Facilities are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility I
On September 16, 2021 (the “SPV Asset Facility I Closing Date”), Core Income Funding I LLC (“Core Income Funding I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”), with Core Income Funding I, as borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent, Collateral Administrator, Custodian and Document Custodian. The parties to the SPV Asset Facility I have entered into various amendments, including to decrease the amount available under the facility, replace the Collateral Custodian, extend the termination date and maturity date, and make various other changes. The following describes the terms of the SPV Asset Facility I as amended through May 15, 2025 (the “SPV Asset Facility I Third Amendment Date”).
The maximum principal amount of the Credit Facility is $450.0 million (decreased from $525.0 million on the SPV Asset Facility I Third Amendment Date); the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding I’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The SPV Asset Facility I provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility I through May 15, 2028 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility I (the “ SPV Asset Facility I Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on May 15, 2036 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Core Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset I Facility Stated Maturity, Core Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.10%) plus an applicable margin that ranges from 1.50% to 2.00% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral. From the SPV Asset I Facility Closing Date to the SPV Asset I Facility Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset I Facility Closing Date from 0.00% to 0.625% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility I.
SPV Asset Facility II
On October 5, 2021 (the “SPV Asset Facility II Closing Date”), Core Income Funding II LLC (“Core Income Funding II”), a Delaware limited liability company entered into a loan and financing and servicing agreement (as amended through the date hereof, the “SPV Asset Facility II”), with Core Income Funding II, as borrower, us, as equityholder and service provider, the lenders from time to time parties thereto (the “SPV Asset Facility II Lenders”), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as collateral agent and collateral custodian. The parties to the SPV Asset Facility II have entered into various amendments, including to increase the amount available under the facility, extend the revolving period and termination date, change the interest rate and make various other changes. The following describes the terms of the SPV Asset Facility II as amended through April 18, 2025 (the “SPV Asset Facility II Ninth Amendment Date”).
The maximum principal amount of the SPV Asset Facility II is $2.00 billion (increased from $1.50 billion to $2.00 billion on the SPV Asset Facility II Ninth Amendment Date); the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding II’s assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.
The SPV Asset Facility II provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility II until April 18, 2028 unless such period is extended or accelerated under the terms of the SPV Asset Facility II (the “SPV Asset Facility II Revolving Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility II, the SPV Asset Facility II will mature on the date that is two years after the last day of the SPV Asset Facility II Revolving Period, on April 18, 2030 (the “SPV Asset Facility II Termination Date”). Prior to the Facility Termination Date, proceeds received by Core Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility II Termination Date, Core Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn under the SPV Asset Facility II bear interest at Term SOFR (or, in the case of certain SPV Asset Facility II Lenders that are commercial paper conduits, the lower of (a) their cost of funds and (b) Term SOFR, such Term SOFR not to be lower than zero) plus a spread equal to 1.70% per annum, which spread will increase (a) on and after the end of the SPV Asset Facility II Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the “SPV Asset Facility II Applicable Margin”). Term SOFR may be replaced as a base rate under certain circumstances. During the SPV Asset Facility II Revolving Period, Core Income Funding II will pay an undrawn fee ranging from 0.00% to 0.25% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. During the SPV Asset Facility II Revolving Period, if the undrawn commitments are in excess of a certain portion

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
(initially 30.0% and increasing in stages to 35%, 40%, 45% and 50%) of the total commitments under the SPV Asset Facility II, Core Income Funding II will also pay a make-whole fee equal to the SPV Asset Facility II Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. Core Income Funding II will also pay Deutsche Bank AG, New York Branch, certain fees (and reimburse certain expenses) in connection with its role as facility agent.
SPV Asset Facility III
On March 24, 2022 (the “SPV Asset Facility III Closing Date”), Core Income Funding III LLC (“Core Income Funding III”), a Delaware limited liability company and newly formed subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility III”), with Core Income Funding III, as borrower, the Adviser, as servicer, the lenders from time to time parties thereto (the “SPV Asset Facility III Lenders”), Bank of America, N.A., as administrative agent, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC as collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager. The parties to the SPV Asset Facility III have entered into various amendments, including to increase the maximum principal amount available under the facility, extend the availability period and maturity date, change the interest rate, replace the collateral custodian and make various other changes. The following describes the terms of SPV Asset Facility III amended through May 22, 2025 (the “SPV Asset Facility III Third Amendment Date”).
The maximum principal amount of the SPV Asset Facility III is $1.65 billion (increased from $1.50 billion to $1.65 billion on the SPV Asset Facility III Third Amendment Date), which maximum principal amount will automatically increase to $1.80 billion on the three-month anniversary of the SPV Asset Facility III Third Amendment Date and subsequently will automatically increase to $2.0 billion on the six-month anniversary of the SPV Asset Facility III Third Amendment Date, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding III’s assets from time to time, and satisfaction of certain conditions, including certain portfolio criteria.
The SPV Asset Facility III provides for the ability to draw and redraw revolving loans under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III Third Amendment Date unless the commitments are terminated sooner as provided in the SPV Asset Facility III (the “SPV Asset Facility III Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility III will mature on May 22, 2030 (the “SPV Asset Facility III Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first year following the SPV Asset Facility III Third Amendment Date, Core Income Funding III may owe a prepayment penalty. Prior to the SPV Asset Facility III Stated Maturity, proceeds received by Core Income Funding III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, Core Income Funding III must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn in U.S. dollars are benchmarked to Daily SOFR, amounts drawn in British pounds are benchmarked to SONIA plus an adjustment of 0.12%, amounts drawn in Canadian dollars are benchmarked to CORRA plus an adjustment of 0.30%, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. As of the SPV Asset Facility III Third Amendment Date, the “SPV Asset Facility III Applicable Margin” ranges from 1.525% to 1.95% depending on the composition of the collateral. The SPV Asset Facility III also allows for amounts drawn in U.S. dollars to bear interest at an alternate base rate without a spread.
From the SPV Asset Facility III Closing Date to the SPV Asset Facility III Commitment Termination Date, there is a commitment fee, calculated on a daily basis, on the undrawn amount under the SPV Asset Facility III.
SPV Asset Facility IV
On March 16, 2022 (the “SPV Asset Facility IV Closing Date”), Core Income Funding IV LLC (“Core Income Funding IV”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility IV”), with Core Income Funding IV, as Borrower, the lenders from time

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
to time parties thereto (the “SPV Asset Facility IV Lenders”), Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian. On February 28, 2025, the parties to the SPV Asset Facility IV entered into Amendment No. 1 in order to replace Alter Domus (US) as collateral custodian with State Street Bank and Trust Company and make various other changes. The following describes the terms of SPV Asset Facility IV amended through February 28, 2025 (the “SPV Asset Facility IV First Amendment Date”).
The maximum principal amount of the SPV Asset Facility IV is $500.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding IV’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility IV provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility IV until March 16, 2027, unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility IV (the “SPV Asset Facility IV Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility IV will mature on March 16, 2035 (the “SPV Asset Facility IV Stated Maturity”). Prior to the SPV Asset Facility IV Stated Maturity, proceeds received by Core Income Funding IV from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility IV Stated Maturity, Core Income Funding IV must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain SPV Asset Facility IV Lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.15%) plus an applicable margin that ranges from 1.40% to 2.05% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral. From the SPV Asset Facility IV Closing Date to the SPV Asset Facility IV Commitment Termination Date, there is a commitment fee payable at a rate of 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility IV during the commitment period.
SPV Asset Facility V
On March 9, 2023 (the “SPV Asset Facility V Closing Date”), Core Income Funding V LLC (“Core Income Funding V”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a loan and security agreement (the “SPV Asset Facility V”), with Core Income Funding V, as Borrower, the Company, as Servicer and Equityholder, the lenders from time to time parties thereto (the “SPV Asset Facility V Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian. The parties to the SPV Asset Facility V have entered into various amendments, including to increase the amount available under the facility, replace the Collateral Custodian and make various other changes. On April 29, 2025, the parties to the SPV Asset Facility V entered into the Third Amendment to Loan and Security Agreement. The following describes the terms of SPV Asset Facility V as amended through April 29 2025 (the “SPV Asset Facility V Third Amendment Date”).
The maximum principal amount of the SPV Asset Facility V is $750.0 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Core Income Funding V’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Asset Facility V provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility V until October 15, 2027 unless such period is extended or accelerated under the terms of the SPV Asset Facility V (the “SPV Asset Facility V Reinvestment Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility V, the SPV Asset Facility V will mature on October 16, 2029 (the “SPV Asset Facility V Maturity Date”). Prior to the SPV Asset Facility V Maturity Date, proceeds received by Core Income Funding V from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
On the SPV Asset Facility V Maturity Date, Core Income Funding V must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn bear interest at Daily Simple SOFR plus a weighted average spread equal to 1.60% per annum for the portion of the assets constituting broadly syndicated loans and 2.05% for the portion of the assets not constituting broadly syndicated loans, which spread will increase by 2.00% per annum upon the occurrence and during the existence of an event of default or following the SPV Asset Facility V Termination Date (such spread, the “SPV Asset Facility V Applicable Spread”). Daily Simple SOFR may be replaced as a base rate under certain circumstances. During the SPV Asset Facility V Reinvestment Period, Core Income Funding V will pay an undrawn fee of 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility V that are not subject to the separate, higher fee described below. On and after the SPV Asset Facility V Third Amendment Date and during the SPV Asset Facility V Reinvestment Period, if the undrawn commitments are in excess of a certain portion (initially 40% and decreasing to 32.5%) of the total commitments under the SPV Asset Facility V, such portion will not be subject to the undrawn fee described above, but Core Income Funding V will pay a separate fee on this portion of the undrawn commitments equal to 1.25% multiplied by such excess undrawn commitment amount over 40% or 32.5% of the total commitments, as applicable.
SPV Asset Facility VI
On August 29, 2023 (the “SPV Asset Facility VI Closing Date”), Core Income Funding VI LLC (“Core Income Funding VI”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VI”), with Core Income Funding VI LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VI Lenders”), The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent, Collateral Custodian and Document Custodian. The parties to the SPV Asset Facility VI have entered into various amendments, including to assign the term commitment under the SPV Asset Facility VI and all of the outstanding term loans, replace the collateral custodian and make various other changes. On April 22, 2025, the parties to SPV Asset Facility VI entered into Amendment No. 3 to SPV Asset Facility VI. The following describes the terms of SPV Asset Facility VI as amended through April 22, 2025 (the “SPV Asset Facility VI Third Amendment Date”).
The maximum principal amount of the SPV Asset Facility VI is $750.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VI’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VI provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VI for a period of up to two years after the SPV Asset Facility VI Closing Date until August 29, 2026 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VI (the “SPV Asset Facility VI Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VI will mature on August 29, 2033 (the “SPV Asset Facility VI Stated Maturity”). Prior to the SPV Asset Facility VI Stated Maturity, proceeds received by Core Income Funding VI from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VI Stated Maturity, Core Income Funding VI must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR plus an applicable margin that ranges from 1.50% to 2.15% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral during the SPV Asset Facility VI Reinvestment Period. From the SPV Asset Facility VI Closing Date to the SPV Asset Facility VI Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility VI Closing Date from 0.00% to 0.55% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VI.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
SPV Asset Facility VII
On May 21, 2024 (the “SPV Asset Facility VII Closing Date”), Core Income Funding VII LLC (“Core Income Funding VII”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VII”), with Core Income Funding VII LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VII Lenders”), Citibank, N.A., as Administrative Agent, State Street Bank and Trust Company as Custodian, Collateral Agent and Collateral Administrator. The following describes the terms of SPV Asset Facility VII as amended through October 18, 2024 (the “SPV Asset Facility VII First Amendment Date”).
The maximum principal amount of the SPV Asset Facility VII is $500.0 million (increased from $300.0 million to $500.0 million on the SPV Asset Facility VII First Amendment Date”), which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to a borrowing base test (which is based on the value of Core Income Funding VII’s assets from time to time, an advance rate and concentration limitations) and satisfaction of certain conditions, including collateral quality tests.
The SPV Asset Facility VII provides for the ability to draw and redraw revolving loans under the SPV Asset Facility VII for a period of until May 21, 2027 (the “SPV Asset Facility VII Reinvestment Period”) unless the SPV Asset Facility VII Reinvestment Period is terminated sooner as provided in the SPV Asset Facility VII. Unless otherwise terminated, the SPV Asset Facility VII will mature two years after the last day of the SPV Asset Facility VII Reinvestment Period on May 21, 2029 (the “SPV Asset Facility VII Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility Closing Date, Core Income Funding VII may owe a prepayment penalty. Prior to the SPV Asset Facility VII Stated Maturity, proceeds received by Core Income Funding VII from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VII Stated Maturity, Core Income Funding VII must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn in U.S. dollars are benchmarked to Term SOFR, amounts drawn in British pounds are benchmarked to SONIA, amounts drawn amounts drawn in Canadian dollars are benchmarked to Daily Compounded CORRA, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. The “Applicable Margin” ranges from 1.60% to 2.10%, depending on the type of asset being funded by such draw and the utilization level of the SPV Asset Facility VII. Core Income Funding VII also paid Citibank an upfront fee and will reimburse certain expenses in connection with Citibank’s role as Administrative Agent. From the SPV Asset Facility VII Closing Date until the end of SPV Asset Facility VII Reinvestment Period, there is a commitment fee that steps up from the date that is nine months after the SPV Asset Facility VII Closing Date from 0.25% to up to 1.50% per annum, depending on the undrawn amount, if any, of the commitments in the SPV Asset Facility VII.
SPV Asset Facility VIII
On December 17, 2024 (the “SPV Asset Facility VIII Closing Date”), Core Income Funding VIII LLC (“Core Income Funding VIII”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VIII”), with Core Income Funding VIII LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VIII Lenders”), Natixis, New York Branch, as Facility Agent, and State Street Bank and Trust Company as Collateral Agent, Collateral Administrator, Custodian and Document Custodian. On May 15, 2025, the parties to the SPV Asset Facility VIII entered into an amendment in order to, among other things, increase the size of the facility and add additional classes of loans. The following describes the terms of SPV Asset Facility VIII as most recently amended on May 15, 2025.
The maximum principal amount of the SPV Asset Facility VIII is $1.00 billion; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VIII’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The SPV Asset Facility VIII provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VIII for a period of up to three years after the SPV Asset Facility VIII Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VIII (the “SPV Asset Facility VIII Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VIII will mature on December 17, 2035 (the “SPV Asset Facility VIII Stated Maturity”). Prior to the SPV Asset Facility VIII Stated Maturity, proceeds received by Core Income Funding VIII from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VIII Stated Maturity, Core Income Funding VIII must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, their cost of funds) plus an applicable margin of (i) with respect to the Class A-R Loans and the Class A-T Loans, 1.75%, (ii) with respect to the Class A-D1 Loans, 1.65%, (iii) with respect to the Class A-D2 Loans, 1.93%, (iv) with respect to the Class A-D3 Loans, 1.78% and (v) with respect to the Class A-D4 Loans, 2.06%. From the SPV Asset Facility VIII Closing Date to the SPV Asset Facility VIII Commitment Termination Date, there is a commitment fee that steps up the date that is three months after the SPV Asset Facility VIII Closing Date from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VIII.
Debt Securitization Transactions
The Company incurs secured financing through debt securitization transactions (also known as collateralized loan obligation transactions) (the “CLO Transactions”) issued by the Company’s consolidated subsidiaries (the “CLO Issuers”), which are backed by a portfolio of collateral obligations consisting of middle-market loans and participation interests in middle-market loans as well as by other assets of the CLO Issuers. The CLO Issuers issue preferred shares which are not secured by the collateral securing the CLO Transactions which the Company purchases. The Company acts as retention holder in connection with the CLO Transactions for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of a CLO Issuer’s preferred shares. Notes issued by CLO Issuers have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration. The Adviser serves as collateral manager for the CLO Issuers under a collateral management agreement. The Adviser is entitled to receive fees for providing these services. The Adviser routinely waives its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to Adviser pursuant to the Investment Advisory Agreement will be offset by the amount of the collateral management fee attributable to a CLO Issuer’s equity or notes owned by the Company. Assets pledged to debt holders of the CLO Transactions and the other secured parties under each CLO Transaction’s documentation will not be available to pay the debts of the Company. The Company consolidates the financial statements of the CLO Issuers in its consolidated financing statements.
CLO VIII
On October 21, 2022 (the “CLO VIII Closing Date”), the Company completed a $391.7 million term debt securitization transaction (the “CLO VIII Transaction”). The secured notes and preferred shares issued in the CLO VIII Transaction and the secured loan borrowed in the CLO VIII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO VIII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO VIII Issuer”).
The CLO VIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO VIII Closing Date (the “CLO VIII Indenture”), by and among the CLO VIII Issuer and State Street Bank and Trust Company: (i) $152.0 million of AAA(sf) Class A-T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $46.0 million of AAA(sf) Class A-F Notes, which bear interest at 6.02%, (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at

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three-month term SOFR plus 3.50% and (iv) $30.0 million of A(sf) Class C Notes, which bear interest at 4.90% (together, the “CLO VIII Secured Notes”) and (B) the borrowing by the CLO VIII Issuer of $30.0 million under floating rate Class A-L loans (the “Class A-L Loans” and together with the CLO VIII Secured Notes, the “CLO VIII Debt”). The Class A-L Loans bear interest at three-month term SOFR plus 2.50%. The Class A-L Loans were borrowed under a loan agreement (the “A-L Loan Agreement”), dated as of the CLO VIII Closing Date, by and among the CLO VIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO VIII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO VIII Issuer. The CLO VIII Debt is scheduled to mature on the Payment Date (as defined in the CLO VIII Indenture) in November, 2034. The CLO VIII Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO VIII Secured Notes and the borrowing under the Class A-L Loans, the CLO VIII Issuer issued approximately $101.7 million of subordinated securities in the form of 101,675 preferred shares at an issue price of U.S.$1,000 per share (the “CLO VIII Preferred Shares”).
As part of the CLO VIII Transaction, the Company entered into a loan sale agreement with the CLO VIII Issuer dated as of the CLO VIII Closing Date, which provided for the sale and contribution of approximately $143.1 million funded par amount of middle-market loans from the Company to the CLO VIII Issuer on the CLO VIII Closing Date and for future sales from the Company to the CLO VIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Debt. The remainder of the initial portfolio assets securing the CLO VIII Debt consisted of approximately $113.0 million funded par amount of middle-market loans purchased by the CLO VIII Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO VIII Closing Date between the CLO VIII Issuer and Core Income Funding I LLC. No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO VIII Issuer under the applicable loan sale agreement.
Through November 20, 2026, a portion of the proceeds received by the CLO VIII Issuer from the loans securing the CLO VIII Debt may be used by the CLO VIII Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO VIII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO VIII Debt is the secured obligation of the CLO VIII Issuer, and the CLO VIII Indenture, the A-L Loan Agreement each include customary covenants and events of default.
CLO VIII Refinancing
On April 24, 2025 (the “CLO VIII Refinancing Date”), the Company completed a $500.7 million term debt securitization refinancing (the “CLO VIII Refinancing”). The secured notes and preferred shares issued in the CLO VIII Refinancing were issued by the CLO VIII Issuer, as issuer (the “CLO VIII Refinancing Issuer”).
The CLO VIII Refinancing was executed by (A) the issuance of the following classes of notes pursuant to an indenture and security agreement dated as of October 21, 2022 (the “Original CLO VIII Closing Date”), by and between the CLO VIII Refinancing Issuer and State Street Bank and Trust Company, as amended and supplemented by the first supplemental indenture dated as of the CLO VIII Refinancing Date (the “CLO VIII Refinancing Indenture”), by and between the CLO VIII Refinancing Issuer and State Street Bank and Trust Company: (i) $275.0 million of AAA(sf) Class A-1R Notes, which bear interest at the Benchmark plus 1.49%, (ii) $30.0 million of AAA(sf) Class A-2R Notes, which bear interest at the Benchmark plus 1.80%, (iii) $35.0 million of AA(sf) Class B-R Notes, which bear interest at the Benchmark plus 1.90% and (iv) $35.0 million of A(sf) Class C-R Notes, which bear interest at the Benchmark plus 2.40% (together, the “CLO VIII Refinancing Secured Notes”). The CLO VIII Refinancing Secured Notes are secured by middle market loans, participation interests in middle market loans and other assets of the CLO VIII Refinancing Issuer. The CLO VIII Refinancing Secured Notes are scheduled to mature on the Payment Date in April 2037. The CLO VIII Refinancing Secured Notes were privately placed by Natixis Securities Americas LLC, as Placement Agent. The proceeds from the CLO VIII Refinancing were used to redeem in full the classes of notes issued on the Original CLO VIII Closing Date, to repay the loans incurred on the Original

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CLO VIII Closing Date, to pay expenses incurred in connection with the CLO VIII Refinancing and to purchase additional assets from the Company.
Concurrently with the issuance of the CLO VIII Refinancing Secured Notes, the CLO VIII Refinancing Issuer issued $24.0 million of additional subordinated securities in the form of 24,000 of its preferred shares (the “CLO VIII Refinancing Additional Preferred Shares”). The CLO VIII Refinancing Additional Preferred Shares were issued by the CLO VIII Refinancing Issuer as part of its issued share capital and are not secured by the collateral securing the CLO VIII Refinancing Secured Notes. The Company purchased all of the CLO VIII Refinancing Additional Preferred Shares issued on the CLO VIII Refinancing Date. On the Original CLO VIII Closing Date, the CLO VIII Refinancing Issuer issued $101.7 million of subordinated interests in the form of 101,675 of its preferred shares which the Company purchased and continues to hold. The total amount of outstanding preferred shares as of the Refinancing Date is 125,675.
On the Original CLO VIII Closing Date, the CLO VIII Refinancing Issuer entered into a loan sale agreement with the Company, which provided for the sale and contribution of approximately $143.0 million par amount of middle market loans from the Company to the CLO VIII Refinancing Issuer on the Original CLO VIII Closing Date and for future sales from the Company to the CLO VIII Refinancing Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Secured Notes. As part of the CLO VIII Refinancing, the CLO VIII Refinancing Issuer and the Company entered into an amended and restated loan sale agreement dated as of the CLO VIII Refinancing Date (the “BOCIC CLO VIII Loan Sale Agreement”), which provides for the sale and contribution of approximately $192.3 million par amount of middle market loans from the Company to the CLO VIII Refinancing Issuer on the CLO VIII Refinancing Date and for future sales from the Company to the CLO VIII Refinancing Issuer on an ongoing basis. Such loans constituted part of the portfolio of assets securing the CLO VIII Refinancing Secured Notes. The Company made customary representations, warranties, and covenants to the CLO VIII Refinancing Issuer under the applicable loan sale agreement.
Through April 24, 2029, a portion of the proceeds received by the CLO VIII Refinancing Issuer from the loans securing the CLO VIII Refinancing Secured Notes may be used by the CLO VIII Refinancing Issuer to purchase additional middle market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO VIII Refinancing Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO VIII Refinancing Secured Notes are the secured obligation of the CLO VIII Refinancing Issuer, and the CLO VIII Refinancing Indenture includes customary covenants and events of default.
CLO XI
On May 24, 2023 (the “CLO XI Closing Date”), the Company completed a $395.8 million term debt securitization transaction (the “CLO XI Transaction”). The secured notes and preferred shares issued in the CLO XI Transaction and the secured loan borrowed in the CLO XI Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XI, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XI Issuer”).
The CLO XI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XI Closing Date (the “CLO XI Indenture”), by and among the CLO XI Issuer and State Street Bank and Trust Company: (i) $152.5 million of AAA(sf) Class A-1T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $25.5 million of AAA(sf) Class A-1F Notes, which bear interest at 6.10% and (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.60% (together, the “CLO XI Secured Notes”) and (B) the borrowing by the Issuer of $50.0 million under floating rate Class A-1L loans (the “CLO XI Class A-1L Loans” and together with the CLO XI Secured Notes, the “CLO XI Debt”). The CLO XI Class A-1L Loans bear interest at three-month term SOFR plus 2.50%. The CLO XI Class A-1L Loans were borrowed under a loan agreement (the “CLO XI A-1L Loan Agreement”), dated as of the CLO XI Closing Date, by and among the CLO XI Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XI Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of

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the Issuer. The CLO XI Debt is scheduled to mature on the Payment Date (as defined in the CLO XI Indenture) in May, 2035. The CLO XI Secured Notes were privately placed by SMBC Nikko Securities America, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XI Secured Notes and the borrowing under the CLO XI Class A-1L Loans, the CLO XI Issuer issued approximately $135.8 million of subordinated securities in the form of 135,820 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XI Preferred Shares”).
As part of the CLO XI Transaction, the Company entered into a loan sale agreement with the CLO XI Issuer dated as of the CLO XI Closing Date, which provided for the contribution of approximately $96.4 million funded par amount of middle-market loans from the Company to the CLO XI Issuer on the CLO XI Closing Date and for future sales from the Company to the CLO XI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XI Debt. The remainder of the initial portfolio assets securing the CLO XI Debt consisted of approximately $260.6 million funded par amount of middle-market loans purchased by the CLO XI Issuer from Core Income Funding IV LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XI Closing Date between the CLO XI Issuer and Core Income Funding IV LLC (the “Core Income Funding IV Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XI Issuer under the applicable loan sale agreement.
Through May 15, 2027, a portion of the proceeds received by the CLO XI Issuer from the loans securing the CLO XI Debt may be used by the CLO XI Issuer to purchase additional middle-market loans under the direction of Blue Owl Credit Advisors LLC (“OCA”), the Company’s investment advisor, in its capacity as collateral manager for the CLO XI Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XI Debt is the secured obligation of the CLO XI Issuer, and the CLO XI Indenture and CLO XI A-1L Loan Agreement each include customary covenants and events of default.
CLO XII
On July 18, 2023 (the “CLO XII Closing Date”), the Company completed a $396.5 million term debt securitization transaction (the “CLO XII Transaction”). The secured notes and preferred shares issued in the CLO XII Transaction and the secured loan borrowed in the CLO XII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XII Issuer”).
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XII Closing Date (the “CLO XII Indenture”), by and among the CLO XII Issuer and State Street Bank and Trust Company: (i) $90.0 million of AAA(sf) Class A-1A Notes, which bear interest at three-month term SOFR plus 2.55%, (ii) $22.0 million of AAA(sf) Class A-1B Notes, which bear interest at 6.37%, (iii) $8.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 3.10% and (iv) $24.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.55% (together, the “CLO XII Secured Notes”) and (B) the borrowing by the CLO XII Issuer of $116.0 million under floating rate Class A-1L loans (the “CLO XII Class A-1L Loans” and together with the CLO XII Secured Notes, the “CLO XII Debt”). The CLO XII Class A-1L Loans bear interest at three-month term SOFR plus 2.55%. The CLO XII Class A-1L Loans were borrowed under a credit agreement (the “CLO XII Class A-1L Credit Agreement”), dated as of the CLO XII Closing Date, by and among the CLO XII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XII Issuer. The CLO XII Debt is scheduled to mature on the Payment Date (as defined in the CLO XII Indenture) in July, 2034. The CLO XII Secured Notes were privately placed by BofA Securities, Inc. as Initial Purchaser.

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Concurrently with the issuance of the CLO XII Secured Notes and the borrowing under the CLO XII Class A-1L Loans, the CLO XII Issuer issued approximately $136.5 million of subordinated securities in the form of 136,500 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XII Preferred Shares”).
As part of the CLO XII Transaction, the Company entered into a loan sale agreement with the CLO XII Issuer dated as of the CLO XII Closing Date (the “CLO XII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $78.0 million funded par amount of middle-market loans from the Company to the CLO XII Issuer on the CLO XII Closing Date and for future sales from the Company to the CLO XII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XII Debt. The remainder of the initial portfolio assets securing the CLO XII Debt consisted of approximately $295.7 million funded par amount of middle-market loans purchased by the CLO XII Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XII Closing Date between the CLO XII Issuer and Core Income Funding III LLC (the “CLO XII Core Income Funding III Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XII Issuer under the applicable loan sale agreement.
Through July 20, 2026, a portion of the proceeds received by the CLO XII Issuer from the loans securing the CLO XII Debt may be used by the CLO XII Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XII Debt is the secured obligation of the CLO XII Issuer, and the CLO XII Indenture and CLO XII Class A-1L Credit Agreement each include customary covenants and events of default.
CLO XV
On January 30, 2024 (the “CLO XV Closing Date”), the Company completed a $478.0 million term debt securitization transaction (the “CLO XV Transaction”). The secured notes and preferred shares issued in the CLO XV Transaction and the secured loan borrowed in the CLO XV Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XV, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XV Issuer”).
The CLO XV Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XV Closing Date (the “CLO XV Indenture”), by and among the CLO XV Issuer and State Street Bank and Trust Company: (i) $273.6 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.30%, (ii) $38.4 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.20% (together, the “CLO XV Secured Notes”). The CLO XV Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XV Issuer. The CLO XV Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XV Indenture) in January, 2036. The CLO XV Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO XV Secured Notes, the CLO XV Issuer issued approximately $166.0 million of subordinated securities in the form of 165,980 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XV Preferred Shares”).
As part of the CLO XV Transaction, the Company entered into a loan sale agreement with the CLO XV Issuer dated as of the CLO XV Closing Date (the “CLO XV OCIC Loan Sale Agreement”), which provided for the contribution of approximately $115.4 million funded par amount of middle-market loans from the Company to the CLO XV Issuer on the CLO XV Closing Date and for future sales from the Company to the CLO XV Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XV Secured Notes. The remainder of the initial portfolio assets securing the CLO XV Secured Notes consisted of approximately $329.7 million funded par amount of middle-market loans purchased by the CLO XV Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XV Closing Date between the CLO XV Issuer and Core Income Funding I LLC (the “CLO XV Core

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Income Funding I Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO XV Issuer under the applicable loan sale agreement.
Through January 20, 2028, a portion of the proceeds received by the CLO XV Issuer from the loans securing the CLO XV Secured Notes may be used by the CLO XV Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XV Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XV Secured Notes secured obligation of the CLO XV Issuer, and the CLO XV Indenture each include customary covenants and events of default.
CLO XVI
On March 7, 2024 (the “CLO XVI Closing Date”), the Company completed a $597.0 million term debt securitization transaction (the “CLO XVI Transaction”). The secured notes and preferred shares issued in the CLO XVI Transaction and the secured loan borrowed in the CLO XVI Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XVI, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVI Issuer”).
The CLO XVI Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVI Closing Date (the “CLO XVI Indenture”), by and among the CLO XVI Issuer and State Street Bank and Trust Company: (i) $342.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.00%, (ii) $48.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 2.50% and (iii) $30.0 million of A(sf) Class C Notes, which bear interest at three-month term SOFR plus 3.30% (together, the “CLO XVI Secured Notes”). The CLO XVI Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVI Issuer. The CLO XVI Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XVI Indenture) in April, 2036. The CLO XVI Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVI Secured Notes, the CLO XVI Issuer issued approximately $177.0 million of subordinated securities in the form of 177,000 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVI Preferred Shares”).
As part of the CLO XVI Transaction, the Company entered into a loan sale agreement with the CLO XVI Issuer dated as of the CLO XVI Closing Date (the “OCIC CLO XVI Loan Sale Agreement”), which provided for the contribution of approximately $206.6 million funded par amount of middle-market loans from the Company to the CLO XVI Issuer on the CLO XVI Closing Date and for future sales from the Company to the CLO XVI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVI Secured Notes. The remainder of the initial portfolio assets secured the CLO XVI Secured Notes consisted of approximately $356.5 million funded par amount of middle-market loans purchased by the CLO XVI Issuer from Core Income Funding II LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XVI Closing Date between the CLO XVI Issuer and Core Income Funding II LLC (the “CLO XVI Core Income Funding II Loan Sale Agreement”). The Company and Core Income Funding II LLC each made customary representations, warranties, and covenants to the CLO XVI Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through April 20, 2028, a portion of the proceeds received by the CLO XVI Issuer from the loans securing the CLO XVI Secured Notes may be used by the CLO XVI Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVI Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XVI Secured Notes is the secured obligation of the CLO XVI Issuer, and the CLO XVI Indenture includes customary covenants and events of default.

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CLO XVII
On July 18, 2024 (the “CLO XVII Closing Date”), the Company completed a $500.6 million term debt securitization transaction (the “CLO XVII Transaction”). The secured notes and preferred shares issued in the CLO XVII Transaction and the secured loan borrowed in the CLO XVII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XVII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVII Issuer”).
The CLO XVII Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVII Closing Date (the “CLO XVII Indenture”), by and among the CLO XVII Issuer and State Street Bank and Trust Company: (i) $275.0 million of AAA(sf) Class A-1 Notes, which bear interest at three-month term SOFR plus 1.68%, (ii) $25.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 1.85% and (iii) $25.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.95% (together, the “CLO XVII Secured Notes”). The CLO XVII Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVII Issuer. The CLO XVII Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XVII Indenture) in July 2036. The CLO XVII Secured Notes were privately placed by Natixis Securities Americas LLC, as Placement Agent.
Concurrently with the issuance of the CLO XVII Secured Notes, the CLO XVII Issuer issued approximately $175.6 million of subordinated securities in the form of $177,590 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVII Preferred Shares”).
As part of the CLO XVII Transaction, the Company entered into a loan sale agreement with the CLO XVII Issuer dated as of the CLO XVII Closing Date (the “CLO XVII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $463.2 million funded par amount of middle-market loans from the Company to the CLO XVII Issuer on the CLO XVII Closing Date and for future sales from the Company to the CLO XVII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVII Secured Notes. The remainder of the initial portfolio assets secured the CLO XVII Secured Notes consisted of approximately $12.0 million funded par amount of middle-market loans purchased by the CLO XVII Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XVII Closing Date between the CLO XVII Issuer and Core Income Funding I LLC (the “CLO XVII Core Income Funding I Loan Sale Agreement”). The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO XVII Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through the Payment Date in July 2028, a portion of the proceeds received by the CLO XVII Issuer from the loans securing the CLO XVII Secured Notes may be used by the CLO XVII Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XVII Secured Notes are the secured obligation of the CLO XVII Issuer, and the CLO XVII Indenture includes customary covenants and events of default.
CLO XVIII
On July 12, 2024 (the “CLO XVIII Closing Date”), the Company completed a $399.8 million term debt securitization transaction (the “CLO XVIII Transaction”). The secured notes and preferred shares issued in the CLO XVIII Transaction and the secured loan borrowed in the CLO XVIII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XVIII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVIII Issuer”).
The CLO XVIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVIII Closing Date (the “CLO XVIII Indenture”), by and among the CLO XVIII Issuer and State Street Bank and Trust Company: (i) $178.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 1.70%, (ii) $32.0 million of AA(sf) Class B Notes, which

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bear interest at three-month term SOFR plus 1.95% (together, the “CLO XVIII Secured Notes”) and (B) the borrowing by the CLO XVIII Issuer of $50.0 million under floating rate Class A-1L Loans (the “CLO XVIII Class A-1L Loans” and together with the CLO XVIII Secured Notes, the “CLO XVIII Debt”). The CLO XVIII Class A-1L Loans bear interest at three-month term SOFR plus 1.70%. The CLO XVIII Class A-1L Loans were borrowed under a loan agreement (the “CLO XVIII A-1L Loan Agreement”), dated as of the CLO XVIII Closing Date, by and among the CLO XVIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XVIII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVIII Issuer. The CLO XVIII Debt is scheduled to mature on the Payment Date (as defined in the CLO XVIII Indenture) in July 2036. The CLO XVIII Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVIII Secured Notes, the CLO XVIII Issuer issued approximately $139.8 million of subordinated securities in the form of $139,800 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVIII Preferred Shares”).
As part of the CLO XVIII Transaction, the Company entered into a loan sale agreement with the CLO XVIII Issuer dated as of the CLO XVIII Closing Date (the “CLO XVIII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $246.2 million funded par amount of middle-market loans from the Company to the CLO XVIII Issuer on the CLO XVIII Closing Date and for future sales from the Company to the CLO XVIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVIII Secured Notes. The remainder of the initial portfolio assets secured the CLO XVIII Secured Notes consisted of approximately $146.4 million funded par amount of middle-market loans purchased by the CLO XVIII Issuer from Core Income Funding IV LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XVIII Closing Date between the CLO XVIII Issuer and Core Income Funding IV LLC (the “CLO XVIII Core Income Funding IV Loan Sale Agreement”). The Company and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XVIII Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through the Payment Date in July 2029, a portion of the proceeds received by the CLO XVIII Issuer from the loans securing the CLO XVIII Debt may be used by the CLO XVIII Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVIII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XVIII Debt is the secured obligation of the CLO XVIII Issuer, and the CLO XVIII Indenture and CLO XVIII A-1L Loan Agreement each include customary covenants and events of default.
CLO XIX
On October 29, 2024 (the “CLO XIX Closing Date”), the Company completed a $401.3 million term debt securitization transaction (the “CLO XIX Transaction”). The secured notes and preferred shares issued in the CLO XIX Transaction and the secured loan borrowed in the CLO XIX Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XIX, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XIX Issuer”).
The CLO XIX Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “CLO XIX Indenture”), by and among the CLO XIX Issuer and State Street Bank and Trust Company: (i) $153 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 1.65% and (ii) $32 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.90% (together, the “Secured Notes”) and (B) the borrowing by the CLO XIX Issuer of (i) $50 million under floating rate Class A-1L-1 loans (the “CLO XIX Class A-1L-1 Loans”) and (ii) $25 million under floating rate Class A-1L-2 loans (the “CLO XIX Class A-1L-2 Loans” and together with the CLO XIX Class A-1L-1 Loans and the Secured Notes, the “CLO XIX Debt”). The CLO XIX Class A-1L-1 Loans bear interest at three-month term SOFR plus 1.65%. The CLO XIX Class A-1L-2 Loans bear interest at three-month term SOFR plus 1.65%. The CLO XIX Class A-1L-1 Loans were borrowed under a loan agreement (the “CLO XIX A-1L-1 Loan Agreement”), dated as of the CLO XIX Closing Date, by and among the CLO XIX Issuer,

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as borrower, the lenders party thereto, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XIX Class A-1L-2 Loans were borrowed under a loan agreement (the “CLO XIX A-1L-2 Loan Agreement”), dated as of the CLO XIX Closing Date, by and among the CLO XIX Issuer, as borrower, the lenders party thereto, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XIX Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO XIX Issuer. The CLO XIX Debt is scheduled to mature on the Payment Date (as defined in the Indenture) in October 2037. The CLO XIX Secured Notes were privately placed by BofA Securities, Inc., as Initial Purchaser.
Concurrently with the issuance of the CLO XIX Secured Notes, the CLO XIX Issuer issued approximately $141.3 million of subordinated securities in the form of 141,300 preferred shares at an issue price of $1,000 per share (the “CLO XIX Preferred Shares”).
As part of the CLO XIX Transaction, the Company entered into a loan sale agreement with the CLO XIX Issuer dated as of the CLO XIX Closing Date (the “CLO XIX OCIC Loan Sale Agreement”), which provided for the contribution and sale of approximately $301.2 million funded par amount of middle market loans from the Company to the CLO XIX Issuer on the CLO XIX Closing Date and for future sales from the CLO XIX Company to the CLO XIX Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XIX Debt. The remainder of the initial portfolio assets securing the CLO XIX Debt consisted of approximately $56.2 million funded par amount of middle market loans purchased by the CLO XIX Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the Closing Date between the CLO XIX Issuer and Core Income Funding III LLC (the “CLO XIX Core Income Funding III Loan Sale Agreement”). The Company and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XIX Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales or contributions.
Through October 2029, a portion of the proceeds received by the CLO XIX Issuer from the loans securing the Debt may be used by the CLO XIX Issuer to purchase additional middle market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XIX Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO XIX Debt is the secured obligation of the CLO XIX Issuer, and the CLO XIX Indenture, the CLO XIX A-1L-1 Loan Agreement and the CLO XIX A-1L-2 Loan Agreement each include customary covenants and events of default.
Unsecured Notes
On November 30, 2022, the Company entered into an agreement of removal, appointment and acceptance (the “Tripartite Agreement”), with Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Retiring Trustee”) and Truist Bank (the “Successor Trustee”), with respect to the Indenture, dated September 23, 2021 between the Company and the Retiring Trustee (the “Base Indenture”), the first supplemental indenture, dated September 23, 2021 (the “First Supplemental Indenture”) between the Company and the Retiring Trustee, the second supplemental indenture, dated February 8, 2022 (the “Second Supplemental Indenture”) between the Company and the Retiring Trustee, the third supplemental indenture, dated March 29, 2022 (the “Third Supplemental Indenture”) between the Company and the Retiring Trustee, and the Fourth Supplemental Indenture, dated September 16, 2022 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”) between the Company and the Retiring Trustee.
The Tripartite Agreement provided that, effective as of the date thereof, (1) the Retiring Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Indenture and all of the rights, power, trusts and duties as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; and (2) the Successor Trustee accepts its appointment successor trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture, and accepts the rights, indemnities, protections, powers, trust and duties of or afforded to Retiring Trustee as trustee, security registrar,

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
paying agent, authenticating agent and depositary custodian under the Indenture. The Successor Trustee’s appointment in its capacities as paying agent and security registrar became effective on December 14, 2022.
March 2025 Notes
On March 29, 2022, the Company issued $500.0 million aggregate principal amount of 5.500% notes due 2025 (the notes initially issued on March 29, 2022, together with the registered notes issued in the exchange offer described below, the “March 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale by the Initial Purchasers to persons they reasonably believe to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the March 2025 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration. On March 21, 2025, the maturity date for the March 2025 Notes, the Company repaid in full all $500.0 million in aggregate principal amount of the March 2025 Notes, plus the accrued and unpaid interest thereon through, but excluding, March 21, 2025.
The March 2025 Notes were issued pursuant to the Base Indenture and the Third Supplemental Indenture (together, the “March 2025 Indenture”). The March 2025 Notes bore interest at a rate of 5.500% per year payable semi-annually on March 21 and September 21 of each year, commencing on September 21, 2022. Concurrent with the issuance of the March 2025 Notes, in connection with the offering, the Company entered into a Registration Rights Agreement, dated as of March 29, 2022 (the “March 2025 Registration Rights Agreement”), for the benefit of the purchasers of the March 2025 Notes. Pursuant to the terms of the March 2025 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on March 29, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The March 2025 Notes were the Company’s direct, general unsecured obligations and ranked senior in right of payment to all of the Company’s future indebtedness or other obligations that were expressly subordinated, or junior, in right of payment to the March 2025 Notes. The March 2025 Notes ranked pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that was not so subordinated, or junior to the March 2025 Notes. The March 2025 Notes ranked effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2025 Notes ranked structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
September 2026 Notes
On September 23, 2021, the Company issued $350.0 million aggregate principal amount of 3.125% notes due 2026 (the notes initially issued on September 23, 2021, together with the registered notes issued in the exchange offer described below, the “September 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2026 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2026 Notes were issued pursuant to the Base Indenture and the First Supplemental Indenture (together, the “September 2026 Indenture”). The September 2026 Notes will mature on September 23, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2026 Indenture. The September 2026 Notes initially bear interest at a rate of 3.125% per year payable semi-annually on March 23 and September 23 of each year, commencing on March 23, 2022. Concurrent with the issuance of the September 2026 Notes, the Company entered into a Registration Rights Agreement (the “September 2026 Registration Rights Agreement”) for the benefit of the purchasers of the September 2026 Notes. Pursuant to the terms of the September 2026 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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September 23, 2021 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The September 2026 Notes are the direct, general unsecured obligations and will rank senior in right of payment to all of the future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2026 Notes. The September 2026 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The September 2026 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2026 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2026 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2026 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2026 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2026 Indenture, occurs prior to maturity, holders of the September 2026 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
February 2027 Notes
On February 8, 2022, the Company issued $500.0 million aggregate principal amount of 4.70% notes due 2027 (the notes initially issued on February 8, 2022, together with the registered notes issued in the exchange offer described below, the “February 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the February 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The February 2027 Notes were issued pursuant to the Base Indenture and the Second Supplemental Indenture (together, the “February 2027 Indenture”). The February 2027 Notes will mature on February 8, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the February 2027 Indenture. The February 2027 Notes initially bear interest at a rate of 4.70% per year payable semi-annually on February 8 and August 8 of each year, commencing on August 8, 2022. Concurrent with the issuance of the February 2027 Notes the Company entered into a Registration Rights Agreement (the “February 2027 Registration Rights Agreement”) for the benefit of the purchasers of the February 2027 Notes. Pursuant to the terms of the February 2027 Registration Rights Agreement the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on February 8, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The February 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of its future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the February 2027 Notes. The February 2027 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the February 2027 Notes. The February 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The February 2027 Notes rank structurally

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The February 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the February 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture. In addition, if a change of control repurchase event, as defined in the February 2027 Indenture, occurs prior to maturity, holders of the February 2027 Notes have the right, at their option, to require us to repurchase for cash some or all of the February 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the February 2027 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
September 2027 Notes
On September 16, 2022, the Company issued $600.0 million aggregate principal amount of 7.750% notes due 2027 (the notes initially issued on September 16, 2022, together with the registered notes issued in the exchange offer described below, the “September 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2027 Notes were issued pursuant to the Base Indenture and the Fourth Supplemental Indenture (together, the “September 2027 Indenture”). The September 2027 Notes will mature on September 16, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2027 Indenture. The September 2027 Notes bear interest at a rate of 7.750% per year payable semi-annually on March 16 and September 16 of each year, commencing on March 16, 2023. Concurrent with the issuance of the September 2027 Notes, the Company entered into a Registration Rights Agreement (the “September 2027 Registration Rights Agreement”) for the benefit of the purchasers of the September 2027 Notes. Pursuant to the terms of the September 2027 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 21, 2023, commenced an offer to exchange the notes initially issued on September 16, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2023 and was completed promptly thereafter.
The September 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2027 Notes. The September 2027 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the September 2027 Notes. The September 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2027 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the September 2027 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
September 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the September 2027 Notes, on October 18, 2022 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $600.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.84%. The interest rate swaps mature on September 16, 2027. For the three months ended June 30, 2025 and 2024, the Company did not make a periodic payment. For the six months ended June 30, 2025 and 2024, the Company made periodic payments of $2.4 million and $4.7 million, respectively. The interest expense related to the September 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $7.3 million ($1.4 million net of the present value of the cash flows of the September 2027 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(0.7) million ($0.8 million net of the present value of the cash flows of the September 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the September 2027 Notes, with the remaining difference included as a component of interest expense on the Consolidated Statements of Operations.
AUD 2027 Notes
On October 23, 2024, the Company issued A$450.0 million 6.500% Fixed Rate Notes due October 23, 2027 (the “AUD 2027 Notes”) under its A$2,500,000,000 Australian debt issuance program (the “Australian Debt Issuance Program”). The Australian Debt Issuance Program provides for the Company to issue debt securities from time to time. Debt securities issued pursuant to the Australian Debt Issuance Program (i) are issued pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), (ii) are not registered under the Securities Act, (iii) may not be offered or sold in the United States or to a U.S. person without registration under, or an applicable exemption from the registration requirements of the Securities Act, and (iv) are to be issued in amount not exceeding an aggregate of A$2.5 billion.
The terms of the AUD 2027 Notes are set out in a Pricing Supplement, dated October 21, 2024 (the “AUD 2027 Notes Pricing Supplement”) and the Note Deed Poll, dated October 6, 2024 (the “AUD 2027 Notes Note Deed Poll”) and the AUD 2027 Notes were issued pursuant to the Dealer Common Terms Deed Poll, dated October 6, 2024 (the “AUD 2027 Notes Dealer Common Terms Deed Poll”) and a Subscription Agreement (the “ AUD 2027 Notes Subscription Agreement”), dated October 21, 2024, by and among the Company and Deutsche Bank AG, Sydney Branch and Mizuho Securities Asia Limited, named as the joint lead managers and dealers therein (the “AUD 2027 Notes Dealers”).
The net proceeds from the sale of the AUD 2027 Notes offering were approximately A$446.643 million, after deducting the fees paid to the AUD 2027 Notes Dealers.
The AUD 2027 Notes will mature on October 23, 2027, and may be redeemed in whole at the Company’s option as set forth in the AUD 2027 Notes Pricing Supplement. The AUD 2027 Notes bear interest at 6.500% per year payable semi-annually on April 23 and October 23 of each year, commencing on April 23, 2025. The AUD 2027 Notes will be the Company’s direct, general unsecured obligations and will rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the AUD 2027 Notes. The AUD 2027 Notes will rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the AUD 2027 Notes. The AUD 2027 Notes will rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The AUD 2027 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
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In addition, if a change of control repurchase event, as defined in the AUD 2027 Notes Pricing Supplement, occurs prior to maturity, holders of the AUD 2027 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the AUD 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the AUD 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the redemption date.
In connection with the issuance of the AUD 2027 Notes, the Company entered into both a bilateral cross-currency swap and interest rate swap, for notional amounts of A$379.0 million and A$71.0 million, respectively. The Company will receive fixed rate interest of 6.500% and will pay variable rate interest based on, one-month SOFR plus 2.67% and three-month BBSY plus 2.72%, for the bilateral cross-currency swap and interest rate swap, respectively. The swaps mature on October 23, 2027. For the three and six months ended June 30, 2025, the Company made periodic payments of $1.3 million and A$0.2 million for the cross-currency swap and interest rate swap, respectively. The interest expense related to the AUD 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the swaps had an aggregate fair value of $(0.6) million ($(0.7) million net of the present value of the cash flows of the AUD 2027 Notes). As of December 31, 2024, the interest rate swaps had a fair value of $(20.7) million ($0.4 million net of the present value of the cash flows of the AUD 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the AUD 2027 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations. The change in foreign exchange rate of the cross-currency swap is offset by the change in foreign exchange rate of the AUD 2027 Notes, with the remaining difference included as a component translation of assets and liabilities in foreign currencies on the Company’s Consolidated Statements of Operations.
May 2028 Notes
On May 23, 2025, the Company issued $500.0 million aggregate principal amount of its 5.900% notes due 2028 (the “May 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The May 2028 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The May 2028 Notes were issued pursuant to the Base Indenture and a Tenth Supplemental Indenture, dated as of May 23, 2025 (the “Tenth Supplemental Indenture” and together with the Base Indenture, the “May 2028 Indenture”), between the Company and the Trustee. The May 2028 Notes will mature on May 23, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the May 2028 Indenture. The May 2028 Notes bear interest at a rate of 5.900% per year payable semi-annually on May 23 and November 23 of each year, commencing on November 23, 2025. Concurrent with the issuance of the May 2028 Notes, the Company entered into a Registration Rights Agreement (the “May 2028 Registration Rights Agreement”) for the benefit of the purchasers of the May 2028 Notes. Pursuant to the May 2028 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the May 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the May 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the May 2028 Notes. If the Company fails to satisfy its registration obligations under the May 2028 Registration Rights Agreement, it will be required to pay additional interest to the holders of the May 2028 Notes.
The May 2028 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the May 2028 Notes. The May 2028 Notes rank pari passu, or equal, in right of payment with

Blue Owl Credit Income Corp.
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(Unaudited)
all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the May 2028 Notes. The May 2028 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The May 2028 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The May 2028 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the May 2028 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the May 2028 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the May 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the May 2028 Indenture, occurs prior to maturity, holders of the May 2028 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the May 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the May 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the May 2028 Notes, on May 23, 2025 the Company entered into a bilateral interest rate swap. The notional amount of the interest rate swaps is $500.0 million. The Company will receive fixed rate interest at 5.900% and pay variable rate interest based on SOFR plus 2.1761%. The interest rate swaps mature on May 23, 2028. For the three months ended June 30, 2025, the Company did not make any periodic payments. The interest expense related to the May 2028 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $3.6 million ($0.1 million net of the present value of the cash flows of the May 2028 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the May 2028 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
June 2028 Notes
On June 13, 2023, the Company issued $500.0 million aggregate principal amount of its 7.950% notes due 2028 and on July 14, 2023, the Company issued an additional $150.0 million aggregate principal amount of its 7.950% notes due 2028 (together, the “June 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2028 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2028 Notes were issued pursuant to the Base Indenture and the Fifth Supplemental Indenture (together with the Base Indenture, the “June 2028 Indenture”), between the Company and the Trustee. The June 2028 Notes will mature on June 13, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the June 2028 Indenture. The June 2028 Notes bear interest at a rate of 7.950% per year payable semi-annually on June 13 and December 13 of each year, commencing on December 13, 2023. Concurrent with the issuance of the June 2028 Notes, the Company entered into a Registration Rights Agreement (the “June 2028 Registration Rights Agreement”) for the benefit of the purchasers of the June 2028 Notes. Pursuant to the June 2028 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the June 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the June 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
declared effective but in no event later than 365 days after the initial issuance of the June 2028 Notes. If the Company fails to satisfy its registration obligations under the June 2028 Registration Rights Agreement, it will be required to pay additional interest to the holders of the June 2028 Notes.
The June 2028 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2028 Notes. The June 2028 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2028 Notes. The June 2028 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The June 2028 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The June 2028 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2028 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the June 2028 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the June 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the June 2028 Notes, on February 16, 2024 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $650.0 million. The Company will receive fixed rate interest at 7.950% and pay variable rate interest based on SOFR plus 3.79%. The interest rate swaps mature on May 13, 2028. For the three and six months ended June 30, 2025 and 2024, the Company made periodic payments of $1.0 million and $2.6 million, respectively. The interest expense related to the June 2028 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $11.5 million ($(0.4) million net of the present value of the cash flows of the June 2028 Notes). As of December 31, 2024, the interest rate swap had a fair value of $0.5 million ($(0.1) million net of the present value of the cash flows of the June 2028 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the June 2028 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
January 2029 Notes
On December 4, 2023, the Company issued $550.0 million aggregate principal amount of its 7.750% notes due 2029 (the “January 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The January 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The January 2029 Notes were issued pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of December 4, 2023 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “January 2029 Indenture”), between the Company and the Trustee. The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2029 Indenture. The January 2029 Notes bear interest at a rate of 7.750% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2024. Concurrent with the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
issuance of the January 2029 Notes, the Company entered into a Registration Rights Agreement (the “January 2029 Registration Rights Agreement”) for the benefit of the purchasers of the January 2029 Notes. Pursuant to the January 2029 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the January 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the January 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the January 2029 Notes. If the Company fails to satisfy its registration obligations under the January 2029 Registration Rights Agreement, it will be required to pay additional interest to the holders of the January 2029 Notes.
The January 2029 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the January 2029 Notes. The January 2029 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the January 2029 Notes. The January 2029 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The January 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The January 2029 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the January 2029 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the January 2029 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the January 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the January 2029 Indenture, occurs prior to maturity, holders of the January 2029 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the January 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the January 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the January 2029 Notes, on November 28, 2023 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $550.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.647%. The interest rate swaps mature on January 15, 2029. For the three months ended June 30, 2025, the Company did not make a periodic payment. For the six months ended June 30, 2025, the Company made periodic payments of $2.9 million. For the three and six months ended June 30, 2024, the Company did not make any periodic payments. The interest expense related to the January 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $10.6 million ($(0.1) million net of the present value of the cash flows of the January 2029 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(0.4) million ($0.1 million net of the present value of the cash flows of the January 2029 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the January 2029 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
September 2029 Notes
On May 14, 2024, the Company issued $500.0 million aggregate principal amount of its 6.600% notes due 2029 and on January 22, 2025, the Company issued an additional $400.0 million aggregate principal amount of our

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
6.600% notes due 2029 (together, the “September 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The September 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2029 Notes were issued pursuant to the Base Indenture and an Eighth Supplemental Indenture, dated as of May 14, 2024 (the “Eighth Supplemental Indenture” and together with the Base Indenture, the “September 2029 Indenture”), between the Company and the Trustee. The September 2029 Notes will mature on September 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2029 Indenture. The September 2029 Notes bear interest at a rate of 6.600% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the September 2029 Notes, the Company entered into a Registration Rights Agreement (the “September 2029 Registration Rights Agreement”) for the benefit of the purchasers of the September 2029 Notes. Pursuant to the September 2029 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the September 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the September 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the September 2029 Notes. If the Company fails to satisfy its registration obligations under the September 2029 Registration Rights Agreement, it will be required to pay additional interest to the holders of the September 2029 Notes.
The September 2029 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2029 Notes. The September 2029 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the September 2029 Notes. The September 2029 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2029 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the September 2029 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2029 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2029 Indenture, occurs prior to maturity, holders of the September 2029 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the May 14, 2024 issuance of the September 2029 Notes, on May 14, 2024, the Company entered into a bilateral interest rate swap. The notional amount of the interest rate swap is $500.0 million. The Company will receive fixed rate interest at 6.600% and pay variable rate interest based on SOFR plus 2.337%. In connection with the January 22, 2025 issuance of the September 2029 Notes, on January 22, 2025, the Company entered into a bilateral interest rate swap. The notional amount of the interest rate swap is $400.0 million. The Company will receive fixed rate interest at 6.600% and pay variable rate interest based on SOFR plus 2.457%.The interest rate swaps mature on August 15, 2029. For the three months ended June 30, 2025, the Company did not

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
make a periodic payment. For the six months ended June 30, 2025, the Company made periodic payments of $1.3 million. For the three and six months ended June 30, 2024, the Company did not make any periodic payments. The interest expense related to the September 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swap’s adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the interest rate swaps had a fair value of $26.0 million ($0.2 million net of the present value of the cash flows of the September 2029 Notes). As of December 31, 2024, the interest rate swaps had a fair value of $3.7 million ($0.5 million net of the present value of the cash flows of the September 2029 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swaps is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swaps is offset by the change in fair value of the September 2029 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
March 2030 Notes
On September 13, 2024, the Company issued $1.00 billion aggregate principal amount of its 5.800% notes due 2030 (the “March 2030 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant Rule 144A under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The March 2030 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2030 Notes were issued pursuant to the Base Indenture and a Ninth Supplemental Indenture, dated as of September 13, 2024 (the “Ninth Supplemental Indenture” and together with the Base Indenture, the “March 2030 Indenture”), between the Company and the Trustee. The March 2030 Notes will mature on March 15, 2030 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2030 Indenture. The March 2030 Notes bear interest at a rate of 5.800% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2025. Concurrent with the issuance of the March 2030 Notes, the Company entered into a Registration Rights Agreement (the “March 2030 Registration Rights Agreement”) for the benefit of the purchasers of the March 2030 Notes. Pursuant to the March 2030 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2030 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2030 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2030 Notes. If the Company fails to satisfy its registration obligations under the March 2030 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2030 Notes.
The March 2030 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2030 Notes. The March 2030 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2030 Notes. The March 2030 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2030 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The March 2030 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2030 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2030 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2030 Indenture.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
In addition, if a change of control repurchase event, as defined in the March 2030 Indenture, occurs prior to maturity, holders of the March 2030 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2030 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2030 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2030 Notes, on September 10, 2024 the Company entered into a bilateral interest rate swaps. The notional amount of the interest rate swaps is $1.00 billion. The Company will receive fixed rate interest at 5.800% and pay variable rate interest based on SOFR plus 2.619%. The interest rate swaps mature on February 15, 2030. For the three months ended June 30, 2025, the Company did not make a periodic payment. For the six months ended June 30, 2025, the Company made periodic payments of $8.1 million. The interest expense related to the March 2030 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $(13.7) million ($(0.1) million net of the present value of the cash flows of the March 2030 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(44.5) million ($(6.1) million net of the present value of the cash flows of the March 2030 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2030 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
March 2031 Notes
On February 1, 2024, the Company issued $750.0 million aggregate principal amount of its 6.650% notes due 2031 (the “March 2031 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The March 2031 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2031 Notes were issued pursuant to the Base Indenture and a Seventh Supplemental Indenture, dated as of February 1, 2024 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “March 2031 Indenture”), between the Company and the Trustee. The March 2031 Notes will mature on March 15, 2031 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2031 Indenture. The March 2031 Notes bear interest at a rate of 6.650% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the March 2031 Notes, the Company entered into a Registration Rights Agreement (the “March 2031 Registration Rights Agreement”) for the benefit of the purchasers of the March 2031 Notes. Pursuant to the March 2031 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2031 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2031 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2031 Notes. If the Company fails to satisfy its registration obligations under the March 2031 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2031 Notes.
The March 2031 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2031 Notes. The March 2031 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2031 Notes. The March 2031 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2031 Notes rank

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The March 2031 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2031 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2031 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2031 Indenture.
In addition, if a change of control repurchase event, as defined in the March 2031 Indenture, occurs prior to maturity, holders of the March 2031 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2031 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2031 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2031 Notes, on January 29, 2024 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $750.0 million. The Company will receive fixed rate interest at 6.650% and pay variable rate interest based on SOFR plus 2.902%. The interest rate swaps mature on January 15, 2031. For the three months ended June 30, 2025, the Company did not make a periodic payment. For the six months ended June 30, 2025, the Company made periodic payments of $3.5 million. For the three and six months ended June 30, 2024, the Company did not make any periodic payments. The interest expense related to the March 2031 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of June 30, 2025, the interest rate swap had a fair value of $8.4 million ($(0.4) million net of the present value of the cash flows of the March 2031 Notes). As of December 31, 2024, the interest rate swap had a fair value of $(14.2) million ($(2.2) million net of the present value of the cash flows of the March 2031 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2031 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
Global Medium Term Notes Program
On April 4, 2025, the Company established a €5.00 billion (or its equivalent in any other currency) global medium term note program (the “GMTN Program”). Under the GMTN Program, the Company may issue unsecured notes (“GMTN Notes”) to one or more managers from time to time with such terms, including currency, interest rate and maturity, as agreed by the Company and such manager(s).
GMTN Notes issued under the GMTN Program are subject to and with the benefit of the Agency Agreement, dated April 4, 2025, by and among the Company, Deutsche Bank AG, London Branch as issuing and principal paying agent, a transfer agent and as exchange agent and Deutsche Bank Trust Company Americas as registrar, a paying agent and a transfer agent (the “GMTN Agency Agreement”). Holders of GMTN Notes issued under the GMTN Program shall have the benefit of a deed of covenant, dated April 4, 2025 and made by the Company (the “GMTN Deed of Covenant”) and, where applicable, a deed poll, dated April 4, 2025 and made by the Company (the “GMTN Deed Poll”).
GMTN Notes issued under the GMTN Program will be in registered form and (i) may be issued to non-“U.S. Persons” (as defined in Regulation S under the Securities Act outside the United States in compliance with Regulation S under the Securities Act, or to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, (ii) are not and will not be registered under the Securities Act, (iii) may not be offered or sold in the United States or to, or for the account or benefit of, U.S. Persons without registration under, or pursuant to an applicable exemption from, the registration requirements of the Securities Act, and (iv) are to be

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
issued in amount not exceeding an aggregate of €5.00 billion (or its equivalent in other currencies) outstanding at any time.
Note 6. Fair Value of Financial Instruments
Investments
The following table presents the fair value hierarchy of cash, investments, and derivatives as of the following periods:

	Fair Value Hierarchy as of June 30, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted and foreign cash)	$537,631	$—	$—	$537,631
Investments:
First-lien senior secured debt investments(1)	—	5,164,871	23,196,949	28,361,820
Second-lien senior secured debt investments	—	420,453	1,090,051	1,510,504
Unsecured debt investments	—	72,751	379,263	452,014
Preferred equity investments(2)	—	—	474,211	474,211
Common equity investments(3)	—	6,479	575,385	581,864
Subtotal	$—	$5,664,554	$25,715,859	$31,380,413
Investments measured at Net Asset Value (“NAV”)(4)	—	—	—	623,741
Total investments at fair value	$—	$5,664,554	$25,715,859	$32,004,154
Derivatives:
Interest rate swaps	$—	$54,235	$—	$54,235
Cross-currency swap	—	(1,172)	—	(1,172)
Total Derivatives	$—	$53,063	$—	$53,063
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing DAC.
(3)Includes equity investments in Amergin AssetCo and Fifth Season.
(4)Includes equity investments in OCIC SLF, Credit SLF and LSI Financing LLC, which are measured at fair value using the net asset value per share (or its equivalent) practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted and foreign cash)	$1,006,483	$—	$—	$1,006,483
Investments:
First-lien senior secured debt investments(1)	—	4,242,228	19,422,914	23,665,142
Second-lien senior secured debt investments	—	315,966	451,426	767,392
Unsecured debt investments	—	74,137	366,496	440,633
Preferred equity investments(2)	—	—	364,672	364,672
Common equity investments(3)	—	—	493,305	493,305
Subtotal	$—	$4,632,331	$21,098,813	$25,731,144
Investments measured at Net Asset Value (“NAV”)(4)	—	—	—	647,750
Total investments at fair value	$—	$4,632,331	$21,098,813	$26,378,894
Derivatives:
Interest rate swaps	$—	$(55,660)	$—	$(55,660)
Cross-currency swap	—	(20,635)	—	(20,635)
Total Derivatives	$—	$(76,295)	$—	$(76,295)
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing DAC.
(3)Includes equity investments in Amergin AssetCo and Fifth Season.
(4)Includes equity investments in OCIC SLF, Credit SLF and LSI Financing LLC, which are measured at fair value using the net asset value per share (or its equivalent) practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.
The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	As of and for the Three Months Ended June 30, 2025
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$21,732,819	$516,554	$383,588	$436,093	$531,866	$23,600,920
Purchases of investments, net	2,826,183	624,587	—	25,660	48,911	3,525,341
Payment-in-kind	16,921	3,767	12,126	17,857	31	50,702
Proceeds from investments, net	(973,825)	(18,907)	(29,854)	(7,075)	(26,722)	(1,056,383)
Net change in unrealized gain (loss)	(50,058)	(6,643)	11,412	1,254	11,539	(32,496)
Net realized gains (losses)	3,357	—	1,659	64	9,760	14,840
Net amortization/accretion of premium/discount on investments	19,918	915	332	358	—	21,523
Transfers between investment types	—	—	—	—	—	—
Transfers into (out of) Level 3(1)	(378,366)	(30,222)	—	—	—	(408,588)
Fair value, end of period	$23,196,949	$1,090,051	$379,263	$474,211	$575,385	$25,715,859
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three months ended June 30, 2025, transfers out of Level 3 into Level 2 were as a result of changes in the observability of significant inputs for certain portfolio companies.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	As of and for the Six Months Ended June 30, 2025
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$19,422,914	$451,426	$366,496	$364,672	$493,305	$21,098,813
Purchases of investments, net	5,387,789	624,587	(369)	111,079	80,962	6,204,048
Payment-in-kind	30,975	6,035	22,853	25,937	62	85,862
Proceeds from investments, net	(1,453,791)	(26,507)	(29,854)	(34,852)	(28,061)	(1,573,065)
Net change in unrealized gain (loss)	(5,625)	(4,545)	23,456	2,233	21,687	37,206
Net realized gains (losses)	(38,805)	(11,345)	(4,206)	339	9,760	(44,257)
Net amortization/accretion of premium/discount on investments	38,564	1,115	887	986	—	41,552
Transfers between investment types	(16,148)	—	—	3,817	1,726	(10,605)
Transfers into (out of) Level 3(1)	(168,924)	49,285	—	—	(4,056)	(123,695)
Fair value, end of period	$23,196,949	$1,090,051	$379,263	$474,211	$575,385	$25,715,859
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the six months ended June 30, 2025, transfers into (out of) Level 3 were as a result of changes in the observability of significant inputs for certain portfolio companies.

	As of and for the Three Months Ended June 30, 2024
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$12,778,425	$675,291	$190,767	$743,606	$486,142	$14,874,231
Purchases of investments, net	3,016,138	33,631	167,944	1,129	26,486	3,245,328
Payment-in-kind	20,525	2,061	9,997	21,044	26	53,653
Proceeds from investments, net	(624,452)	(29,655)	(1,254)	(318,070)	(20,912)	(994,343)
Net change in unrealized gain (loss)	(14,449)	(8,895)	(944)	(2,423)	10,492	(16,219)
Net realized gains (losses)	—	—	(136)	—	—	(136)
Net amortization/accretion of premium/discount on investments	27,117	582	79	5,934	—	33,712
Transfers between investment types	—	—	—	—	—	—
Transfers into (out of) Level 3(1)	(157,252)	(65,637)	—	—	—	(222,889)
Fair value, end of period	$15,046,052	$607,378	$366,453	$451,220	$502,234	$16,973,337

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three months ended June 30, 2024, transfers out of Level 3 into Level 2 were as a result of changes in the observability of significant inputs for certain portfolio companies.

	As of and for the Six Months Ended June 30, 2024
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$11,540,505	$935,338	$189,018	$721,545	$448,974	$13,835,380
Purchases of investments, net	4,820,908	33,631	167,944	4,787	97,236	5,124,506
Payment-in-kind	34,153	2,802	15,179	42,237	49	94,420
Proceeds from investments, net	(927,591)	(133,940)	(1,553)	(320,264)	(21,330)	(1,404,678)
Net change in unrealized gain (loss)	(16,209)	(7,453)	(4,111)	(3,370)	18,099	(13,044)
Net realized gains (losses)	(2,595)	—	(164)	—	—	(2,759)
Net amortization/accretion of premium/discount on investments	36,831	2,936	140	6,285	—	46,192
Transfers between investment types	—	—	—	—	—	—
Transfers into (out of) Level 3(1)	(439,950)	(225,936)	—	—	(40,794)	(706,680)
Fair value, end of period	$15,046,052	$607,378	$366,453	$451,220	$502,234	$16,973,337
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the six months ended June 30, 2024, transfers into (out of) Level 3 were as a result of changes in the observability of significant inputs for certain portfolio companies and an investment measured at net asset value which is no longer categorized within the fair value hierarchy.
The below tables present information with respect to the net change in unrealized gains (losses) on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the following periods:

($ in thousands)	Net change in unrealized gain (loss) for the Three Months Ended June 30, 2025 on investments held at June 30, 2025	Net change in unrealized gain (loss) for the Three Months Ended June 30, 2024 on investments held at June 30, 2024
First-lien senior secured debt investments	$(40,500)	$1,074
Second-lien senior secured debt investments	(5,990)	(8,715)
Unsecured debt investments	11,412	(946)
Preferred equity investments	1,254	1,089
Common equity investments	22,191	10,493
Total Investments	$(11,633)	$2,995

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

($ in thousands)	Net change in unrealized gain (loss) for the Six Months Ended June 30, 2025 on investments held at June 30, 2025	Net change in unrealized gain (loss) for the Six Months Ended June 30, 2024 on investments held at June 30, 2024
First-lien senior secured debt investments	$(43,548)	$(4,149)
Second-lien senior secured debt investments	(12,954)	(5,690)
Unsecured debt investments	23,456	(4,114)
Preferred equity investments	2,233	384
Common equity investments	34,604	18,098
Total Investments	$3,791	$4,529
The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of June 30, 2025 and December 31, 2024. The weighted average range of unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

As of June 30, 2025
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$21,223,605	Yield Analysis	Market Yield	6.6% - 30.4% (9.5%)	Decrease
	1,804,875	Recent Transaction	Transaction Price	98.5% - 100.0% (99.4%)	Increase
	168,469	Collateral Analysis	Recovery Rate	0.0% - 100.0% (70.5%)	Increase
Second-lien senior secured debt investments	$534,195	Yield Analysis	Market Yield	7.6% - 27.3% (15.6%)	Decrease
	555,856	Recent Transaction	Transaction Price	99.0% - 99.3% (99.1%)	Increase
Unsecured debt investments	$379,235	Yield Analysis	Market Yield	8.4% - 17.8% (12.2%)	Decrease
	28	Market Approach	EBITDA Multiple	12.0x	Increase
Preferred equity investments	$445,358	Yield Analysis	Market Yield	11.7% - 37.9% (14.2%)	Decrease
	24,837	Recent Transaction	Transaction Price	97.5% - 97.5% (97.5%)	Increase
	2,114	Market Approach	EBITDA Multiple	7.5x	Increase
	1,902	Market Approach	Revenue Multiple	10.5x - 16.5x (13.9x)	Increase
Common equity investments	$6,753	Recent Transaction	Transaction Price	100.0%	Increase
	143,208	Market Approach	EBITDA Multiple	7.5x - 27.0x (14.0x)	Increase
	292,566	Market Approach	AUM Multiple	1.1x	Increase
	52,271	Market Approach	Revenue Multiple	5.5x - 13.5x (10.4x)	Increase

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

530	Option Pricing Model	Volatility	70.0%	Increase
1,593	Yield Analysis	Market Yield	8.8%	Decrease
76,287	Market Approach	N/A(1)	N/A	N/A
2,165	Discounted Cash Flow Analysis	Discount Rate	16.7%	Decrease
12	Market Approach	Gross Profit Multiple	10.0x	Increase
__________________
(1)Fair value based on a weighting of the appraised value of the portfolio company’s underlying assets and their cost.

	As of December 31, 2024
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$16,846,669	Yield Analysis	Market Yield	6.8% - 35.2% (10.6%)	Decrease
	2,575,658	Recent Transaction	Transaction Price	94.7% - 100.0% (99.1%)	Increase
	587	Collateral Analysis	Recovery Rate	11.1% - 13.5% (13.0%)	Increase
Second-lien senior secured debt investments	$451,426	Yield Analysis	Market Yield	11.1% - 43.6% (16.8%)	Decrease
Unsecured debt investments	$366,468	Yield Analysis	Market Yield	8.6% - 18.1% (12.6%)	Decrease
	28	Market Approach	EBITDA Multiple	11.8x	Increase
Preferred equity investments	$358,536	Yield Analysis	Market Yield	12.3% - 37.1% (15.2%)	Decrease
	4,376	Market Approach	EBITDA Multiple	7.1x	Increase
	1,760	Market Approach	Revenue Multiple	8.5x - 18.0x (13.9x)	Increase
Common equity investments	$155,881	Market Approach	EBITDA Multiple	3.3x - 28.5x (15.0x)	Increase
	223,274	Market Approach	AUM Multiple	1.1x	Increase
	48,359	Market Approach	Revenue Multiple	5.3x - 14.5x (10.9x)	Increase
	629	Option Pricing Model	Volatility	70.0%	Increase
	1,539	Yield Analysis	Market Yield	8.5%	Decrease
	62,056	Market Approach	N/A	N/A	N/A
	1,555	Discounted Cash Flow Analysis	Discount Rate	12.5%	Decrease
	12	Market Approach	Gross Profit Multiple	10.0x	Increase

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The fair value of the Company’s performing Level 3 debt investments is typically determined utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.
When the debtor is not performing or when there is insufficient value to cover the investment, the Company may utilize a net recovery approach to determine the fair value of debt investments in subject companies. A net recovery analysis typically consists of two steps. First, the total enterprise value for the subject company is estimated using standard valuation approaches, most commonly the market approach. Second, the fair value for each investment in the subject company is then estimated by allocating the subject company’s total enterprise value to the outstanding securities in the capital structure based upon various factors, including seniority, preferences, and other features if deemed relevant to each security in the capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable financial performance multiples such as publicly-traded company and comparable market transaction multiples of revenues, earnings before income taxes, depreciation and amortization (“EBITDA”), or some combination thereof and comparable market transactions typically would be used.
Debt Not Carried at Fair Value
Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available. The following table presents the carrying and fair values of the Company’s debt obligations as of the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	June 30, 2025			December 31, 2024
($ in thousands)	Net Carrying Value(1)	Debt Issuance Costs	Fair Value	Net Carrying Value(1)	Debt Issuance Costs	Fair Value
Revolving Credit Facility(2)	$1,893,440	$(21,867)	$1,893,440	$1,312,515	$(22,497)	$1,312,515
SPV Asset Facility I	267,655	(6,345)	267,655	294,536	(5,464)	294,536
SPV Asset Facility II	906,820	(20,180)	906,820	907,881	(12,119)	907,881
SPV Asset Facility III(2)	1,077,308	(16,080)	1,077,308	958,547	(13,370)	958,547
SPV Asset Facility IV	424,396	(5,604)	424,396	351,698	(3,302)	351,698
SPV Asset Facility V	443,947	(6,053)	443,947	245,009	(4,991)	245,009
SPV Asset Facility VI	372,195	(7,805)	372,195	341,752	(8,248)	341,752
SPV Asset Facility VII(2)	364,436	(3,043)	364,436	162,398	(3,461)	162,398
SPV Asset Facility VIII	394,752	(5,248)	394,752	196,923	(3,077)	196,923
CLO VIII	372,860	(2,140)	372,860	288,100	(1,900)	288,100
CLO XI	258,455	(1,545)	258,455	258,308	(1,692)	258,308
CLO XII	258,344	(1,656)	258,344	258,192	(1,808)	258,192
CLO XV	309,370	(2,630)	309,370	309,198	(2,802)	309,198
CLO XVI	417,449	(2,551)	417,449	417,303	(2,697)	417,303
CLO XVII	322,302	(2,698)	322,302	322,121	(2,879)	322,121
CLO XVIII	258,220	(1,780)	258,220	258,109	(1,891)	258,109
CLO XIX	258,148	(1,852)	258,148	258,206	(1,794)	258,206
March 2025 Notes	—	—	—	499,516	(484)	498,750
September 2026 Notes	347,945	(2,055)	340,375	347,084	(2,916)	336,000
February 2027 Notes	497,429	(2,571)	497,500	496,650	(3,350)	493,750
September 2027 Notes	601,564	(4,284)	628,500	593,270	(5,182)	630,000
AUD 2027 Notes(2)	298,196	(2,263)	304,846	271,957	(2,397)	296,207
May 2028 Notes	495,718	(7,793)	505,000	—	—	—
June 2028 Notes	654,964	(6,949)	695,500	642,519	(8,067)	690,625
January 2029 Notes	550,520	(10,143)	585,750	538,086	(11,458)	587,125
September 2029 Notes	918,025	(7,727)	927,000	492,523	(10,769)	510,000
March 2030 Notes	966,719	(19,731)	1,002,500	941,037	(20,518)	985,000
March 2031 Notes	740,541	(18,226)	772,500	718,384	(19,599)	763,125
Total Debt	$14,671,718	$(190,819)	$14,859,568	$12,681,822	$(178,732)	$12,931,378
__________________
(1)Inclusive of change in fair market value of effective hedge.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The below table presents fair value measurements of the Company’s debt obligations as of the following periods if debt was measured at fair value:

($ in thousands)	June 30, 2025	December 31, 2024
Level 1	$—	$—
Level 2	6,259,471	5,790,582
Level 3	8,600,097	7,140,796
Total Debt	$14,859,568	$12,931,378
Financial Instruments Not Carried at Fair Value
As of June 30, 2025 and December 31, 2024, the carrying amounts of the Company’s other assets and liabilities approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the hierarchy.
Note 7. Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments in the form of revolving credit, delayed draw, or equity commitments, which require the Company to provide funding when requested by portfolio companies in accordance with underlying loan agreements. The Company had the following outstanding commitments as of the following periods:

	As of
($ in thousands)	June 30, 2025	December 31, 2024
Total unfunded revolving loan commitments	$1,719,630	$1,383,540
Total unfunded delayed draw loan commitments	2,248,572	1,716,991
Total unfunded revolving and delayed draw loan commitments	$3,968,202	$3,100,531

Total unfunded equity commitments	$188,819	$92,214

Total unfunded commitments	$4,157,021	$3,192,745
As of June 30, 2025, the Company believed it had adequate financial resources to satisfy the unfunded portfolio company commitments.
Organizational and Offering Costs
The Adviser has incurred organization and offering costs on behalf of the Company in the amount of $3.5 million for the period from April 22, 2020 (Inception) to June 30, 2025, of which $3.5 million has been charged to the Company pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the Company’s continuous public offering until all organization and offering costs paid by the Adviser have been recovered. The Adviser is responsible for the payment of the Company’s organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of June 30, 2025, management was not aware of any pending or threatened litigation.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 8. Net Assets
Authorized Capital and Share Class Description
In connection with its formation, the Company has the authority to issue the following shares:

Classification	Number of Shares (in thousands)	Par Value
Class S Shares	1,500,000	$0.01
Class D Shares	1,000,000	$0.01
Class I Shares	2,000,000	$0.01
Total	4,500,000
The Company’s Class S shares are subject to upfront selling commissions of up to 3.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company’s Class S shares are subject to annual ongoing services fees of 0.85% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class D shares are subject to upfront selling commissions of up to 1.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 act, as if those rules applied to the Company, the Company’s Class D shares are subject to annual ongoing services fees of 0.25% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class I shares are not subject to upfront selling commissions. The Company’s Class I shares are not subject to annual ongoing servicing fees.
Share Issuances
On September 30, 2020, the Company issued 100 Class I common shares for $1,000 to the Adviser.
On November 12, 2020, the Company issued 700,000 Class I common shares for $7.0 million to an entity affiliated with the Adviser, and met the minimum offering requirement for the Company’s continuous public offering of $2.5 million.
On June 25, 2024, the Company filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland for the purpose of amending the Company’s Second Articles of Amendment and Restatement to increase the number of authorized shares of the Company’s common stock, $0.01 par value per share, and preferred stock, $0.01 par value per share, to 4,500,000,000 Shares, consisting of 1,500,000,000 Class S Shares, 1,000,000,000 Class D Shares, 2,000,000,000 Class I Shares, and no shares of preferred stock. The Articles of Amendment became immediately effective upon filing.
The following table summarizes transactions with respect to shares of the Company’s common stock during the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	For the Three Months Ended June 30, 2025
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	51,688,712	$492,582	1,517,635	$14,350	101,484,029	$960,146	154,690,376	$1,467,078
Shares/gross proceeds from the private placements	—	—	—	—	11,478,190	108,615	11,478,190	108,615
Share Transfers between classes(1)	(1,175,154)	(11,105)	(140,367)	(1,329)	1,311,848	12,434	(3,673)	—
Reinvestment of distributions	6,588,253	62,172	472,436	4,463	12,283,947	116,250	19,344,636	182,885
Repurchased shares	(11,418,472)	(107,562)	(2,032,236)	(19,164)	(35,711,561)	(337,475)	(49,162,269)	(464,201)
Total shares/gross proceeds	45,683,339	436,087	(182,532)	(1,680)	90,846,453	859,970	136,347,260	1,294,377
Sales load	—	(4,820)	—	(1)	—	—	—	(4,821)
Total shares/net proceeds	45,683,339	$431,267	(182,532)	$(1,681)	90,846,453	$859,970	136,347,260	$1,289,556
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

	For the Three Months Ended June 30, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	59,085,011	$567,568	4,953,799	$47,269	103,393,332	$987,116	167,432,142	$1,601,953
Shares/gross proceeds from the private placements	—	—	—	—	7,531,985	71,893	7,531,985	71,893
Share Transfers between classes(1)	(174,521)	(1,670)	—	—	174,157	1,670	(364)	—
Reinvestment of distributions	4,023,068	38,316	333,683	3,181	7,846,672	74,924	12,203,423	116,421
Repurchased shares	(5,302,035)	(50,529)	(372,544)	(3,558)	(10,223,527)	(97,737)	(15,898,106)	(151,824)
Total shares/gross proceeds	57,631,523	553,685	4,914,938	46,892	108,722,619	1,037,866	171,269,080	1,638,443
Sales load	—	(4,718)	—	(71)	—	—	—	(4,789)
Total shares/net proceeds	57,631,523	$548,967	4,914,938	$46,821	108,722,619	$1,037,866	171,269,080	$1,633,654
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Six Months Ended June 30, 2025
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	108,481,998	$1,038,294	7,457,584	$71,457	206,382,830	$1,962,936	322,322,412	$3,072,687
Shares/gross proceeds from the private placements	—	—	—	—	45,593,805	434,252	45,593,805	434,252
Share Transfers between classes(1)	(3,545,454)	(33,695)	(137,634)	(1,305)	3,671,997	35,000	(11,091)	—
Reinvestment of distributions	12,419,785	117,752	898,923	8,532	23,347,287	222,026	36,665,995	348,310
Repurchased shares	(17,073,676)	(161,060)	(2,234,098)	(21,076)	(51,363,763)	(486,014)	(70,671,537)	(668,150)
Total shares/gross proceeds	100,282,653	961,291	5,984,775	57,608	227,632,156	2,168,200	333,899,584	3,187,099
Sales load	—	(9,394)	—	(431)	—	—	—	(9,825)
Total shares/net proceeds	100,282,653	$951,897	5,984,775	$57,177	227,632,156	$2,168,200	333,899,584	$3,177,274

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Six Months Ended June 30, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	105,209,807	$1,009,171	8,607,025	$81,990	181,875,291	$1,733,519	295,692,123	$2,824,680
Shares/gross proceeds from the private placements	—	—	—	—	16,006,501	152,505	16,006,501	152,505
Share Transfers between classes(1)	(246,918)	(2,357)	(35,690,399)	(338,702)	35,899,156	341,059	(38,161)	—
Reinvestment of distributions	7,471,343	71,026	885,400	8,419	14,291,775	136,213	22,648,518	215,658
Repurchased shares	(8,862,695)	(84,355)	(3,143,708)	(29,912)	(18,827,293)	(179,731)	(30,833,696)	(293,998)
Total shares/gross proceeds	103,571,537	993,485	(29,341,682)	(278,205)	229,245,430	2,183,565	303,475,285	2,898,845
Sales load	—	(8,725)	—	(101)	—	—	—	(8,826)
Total shares/net proceeds	103,571,537	$984,760	(29,341,682)	$(278,306)	229,245,430	$2,183,565	303,475,285	$2,890,019
__________________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.
In accordance with the Company’s share pricing policy, the Company will modify its public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that it not sell shares at a net offering price below the net asset value per share unless the Company obtains the requisite approval from its shareholders.
The changes to the Company’s offering price per share for the six months ended June 30, 2025 and 2024 were as follows:

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2024	$9.48	$0.33	$9.81
February 1, 2024	$9.49	$0.33	$9.82
March 1, 2024	$9.49	$0.33	$9.82
April 1, 2024	$9.50	$0.33	$9.83
May 1, 2024	$9.51	$0.33	$9.84
June 1, 2024	$9.57	$0.33	$9.90
January 1, 2025	$9.54	$0.33	$9.87
February 1, 2025	$9.54	$0.33	$9.87
March 1, 2025	$9.51	$0.33	$9.84
April 1, 2025	$9.46	$0.33	$9.79

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
May 1, 2025	$9.40	$0.33	$9.73
June 1, 2025	$9.44	$0.33	$9.77

Class D
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2024	$9.49	$0.14	$9.63
February 1, 2024	$9.50	$0.14	$9.64
March 1, 2024	$9.50	$0.14	$9.64
April 1, 2024	$9.51	$0.14	$9.65
May 1, 2024	$9.52	$0.14	$9.66
June 1, 2024	$9.58	$0.14	$9.72
January 1, 2025	$9.55	$0.14	$9.69
February 1, 2025	$9.55	$0.14	$9.69
March 1, 2025	$9.52	$0.14	$9.66
April 1, 2025	$9.47	$0.14	$9.61
May 1, 2025	$9.41	$0.14	$9.55
June 1, 2025	$9.45	$0.14	$9.59

Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2024	$9.50	$—	$9.50
February 1, 2024	$9.51	$—	$9.51
March 1, 2024	$9.52	$—	$9.52
April 1, 2024	$9.53	$—	$9.53
May 1, 2024	$9.53	$—	$9.53
June 1, 2024	$9.59	$—	$9.59
January 1, 2025	$9.57	$—	$9.57
February 1, 2025	$9.57	$—	$9.57
March 1, 2025	$9.54	$—	$9.54
April 1, 2025	$9.49	$—	$9.49
May 1, 2025	$9.42	$—	$9.42
June 1, 2025	$9.47	$—	$9.47

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Distributions
The Board authorizes and declares monthly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were recorded during the following periods:

	For the Six Months Ended June 30, 2025
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 5, 2024	January 31, 2025	February 25, 2025	$0.07010	$33,890	$3,499	$69,929
February 18, 2025	February 28, 2025	March 25, 2025	0.07010	35,308	3,794	72,626
February 18, 2025	March 31, 2025	April 24, 2025	0.10280	54,669	5,767	111,979
February 18, 2025	April 30, 2025	May 23, 2025	0.07010	37,635	3,966	79,647
May 6, 2025	May 30, 2025	June 25, 2025	0.07010	38,551	3,988	82,474
May 6, 2025	June 30, 2025	July 24, 2025	0.10280	59,206	5,749	121,070
		Total	$0.48600	$259,259	$26,763	$537,725
___________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.

	For the Six Months Ended June 30, 2024
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 20, 2023	January 31, 2024	February 23, 2024	$0.07010	$21,517	$2,829	$42,089
February 21, 2024	February 29, 2024	March 22, 2024	0.07010	22,651	2,984	44,196
February 21, 2024	March 29, 2024	April 23, 2024	0.10280	35,655	4,144	67,452
February 21, 2024	April 30, 2024	May 22, 2024	0.07010	24,985	2,868	49,096
May 7, 2024	May 31, 2024	June 26, 2024	0.07010	26,216	3,105	51,937
May 7, 2024	June 28, 2024	July 24, 2024	0.10280	41,249	4,646	78,628
		Total	$0.48600	$172,273	$20,576	$333,398
___________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.
The Company has adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the distribution reinvestment plan. The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed the Company’s accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs. Prior to the termination of the Expense Support Agreement on March 7, 2023, a portion of the Company’s distributions resulted from expense support from the Adviser. The purpose of this arrangement was to avoid distributions being characterized as a return of capital for U.S. federal income tax purposes. Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
determine taxable income available for distributions. The following tables reflect the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the following periods:

	For the Six Months Ended June 30, 2025
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.45200	$766,498	93.1%
Distributions in excess of net investment income(3)	0.03400	57,249	6.9%
Total	$0.48600	$823,747	100.0%
___________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
(3)Represents the distributions in excess of net investment income for the current period. The Company has accumulated undistributed earnings as of June 30, 2025.

	For the Six Months Ended June 30, 2024
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.48600	$526,247	100.0%
Total	$0.48600	$526,247	100.0%
___________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
Share Repurchases
The Board has complete discretion to determine whether the Company will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of the Board, the Company may use cash on hand, cash available from borrowings, and cash from the sale of its investments as of the end of the applicable period to repurchase shares. The Company has commenced a share repurchase program pursuant to which the Company intends to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. All shares purchased by the Company pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares. The Company intends to limit the number of shares to be repurchased in each quarter to no more than 5.00% of its’ outstanding shares of common stock. Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company intends to continue to conduct quarterly tender offers as described above, the Company is not required to do so and may suspend or terminate the share repurchase program at any time.

Offer Date	Class	Tender Offer Expiration	Tender Offer (in thousands)	Purchase Price per Share	Shares Repurchased
February 27, 2024	S	March 31, 2024	$33,826	$9.50	3,560,660
February 27, 2024	D	March 31, 2024	$26,354	$9.51	2,771,164
February 27, 2024	I	March 31, 2024	$81,994	$9.53	8,603,765
May 24, 2024	S	June 28, 2024	$50,529	$9.53	5,302,035
May 24, 2024	D	June 28, 2024	$3,558	$9.55	372,544
May 24, 2024	I	June 28, 2024	$97,737	$9.56	10,223,527
February 26, 2025	S	March 31, 2025	$53,498	$9.46	5,655,204
February 26, 2025	D	March 31, 2025	$1,912	$9.47	201,862
February 26, 2025	I	March 31, 2025	$148,539	$9.49	15,652,202
May 23, 2025	S	June 30, 2025	$107,562	$9.42	11,418,472

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)

Offer Date	Class	Tender Offer Expiration	Tender Offer (in thousands)	Purchase Price per Share	Shares Repurchased
May 23, 2025	D	June 30, 2025	$19,164	$9.43	2,032,236
May 23, 2025	I	June 30, 2025	$337,475	$9.45	35,711,561
Note 9. Earnings Per Share
The following tables set forth the computation of basic and diluted earnings per common share for the following periods:

	For the Three Months Ended June 30,
	2025			2024
($ in thousands, except per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock
Increase (decrease) in net assets resulting from operations	$114,113	$11,606	$242,465	$104,763	$11,958	$201,669
Weighted average shares of common stock outstanding—basic and diluted	607,882,907	58,468,742	1,172,654,549	413,208,224	44,636,862	736,786,949
Earnings (loss) per common share—basic and diluted	$0.19	$0.20	$0.21	$0.25	$0.27	$0.27

	For the Six Months Ended June 30,
	2025			2024
($ in thousands, except per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock
Increase (decrease) in net assets resulting from operations	$191,514	$19,942	$408,461	$194,413	$23,365	$372,982
Weighted average shares of common stock outstanding—basic and diluted	580,809,758	56,573,122	1,108,266,084	384,667,787	43,768,118	683,495,105
Earnings (loss) per common share—basic and diluted	$0.33	$0.35	$0.37	$0.51	$0.53	$0.55
Note 10. Income Taxes
The Company has elected to be treated as a RIC under Subchapter M of the Code, and intends to operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC thereafter, the Company must, among other things, distribute to its shareholders in each taxable year generally at least 90% of the Company’s investment company taxable income, as defined by the Code, and net tax-exempt income for that taxable year. To maintain tax treatment as a RIC, the Company, among other things, intends to make the requisite distributions to its shareholders, which generally relieves the Company from corporate-level U.S. federal income taxes.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Depending on the level of taxable income earned in a tax year, the Company can be expected to carry forward taxable income (including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the Company will accrue excise tax on estimated excess taxable income.
For the three and six months ended June 30, 2025, the Company recorded an expense for U.S. federal excise tax of $0.6 million and $0.8 million, respectively. For the three and six months ended June 30, 2024, the Company recorded an expense for U.S. federal excise tax of $2.5 million and $3.3 million, respectively.
Taxable Subsidiaries
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. For the three and six months ended June 30, 2025, the Company recorded a net tax expense/(benefit) of approximately $(216) thousand and $(207) thousand, respectively, for taxable subsidiaries. For the three and six months ended June 30, 2024, the Company recorded a net tax expense/(benefit) of approximately $(1) thousand and $(10) thousand, respectively, for taxable subsidiaries.
The Company recorded a net deferred tax liability of $1.7 million and liability of $915 thousand as of June 30, 2025 and December 31, 2024, respectively, for taxable subsidiaries, which is primarily related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 11. Financial Highlights
The following are the financial highlights for a common share outstanding during the following periods:

	For the Six Months Ended June 30,
	2025			2024
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.54	$9.55	$9.57	$9.48	$9.49	$9.50
Results of operations:
Net investment income (loss)(1)	0.41	0.44	0.45	0.53	0.56	0.57
Net realized and unrealized gain (loss)(2)	(0.08)	(0.09)	(0.08)	(0.03)	(0.03)	(0.02)
Net increase (decrease) in net assets resulting from operations	$0.33	$0.35	$0.37	$0.50	$0.53	$0.55
Shareholder distributions:
Distributions from net investment income(3)	(0.41)	(0.44)	(0.45)	(0.45)	(0.47)	(0.49)
Distributions in excess of net investment income(3)	(0.04)	(0.03)	(0.04)	—	—	—
Net decrease in net assets from shareholders’ distributions	$(0.45)	$(0.47)	$(0.49)	$(0.45)	$(0.47)	$(0.49)
Total increase (decrease) in net assets	(0.12)	(0.12)	(0.12)	0.05	0.06	0.06
Net asset value, at end of period	$9.42	$9.43	$9.45	$9.53	$9.55	$9.56

Total return(4)	3.5%	3.8%	3.9%	5.3%	5.7%	5.9%

Ratios
Ratio of net expenses to average net assets(5)(6)	9.6%	9.0%	8.7%	10.9%	10.4%	10.1%
Ratio of net investment income to average net assets(6)	9.0%	9.6%	9.9%	11.5%	12.3%	12.4%
Portfolio turnover rate	16.4%	16.4%	16.4%	22.5%	22.5%	22.5%

Supplemental Data
Weighted-average shares outstanding	580,809,758	56,573,122	1,108,266,084	384,667,787	43,768,118	683,495,105
Shares outstanding, end of period	615,947,390	57,044,599	1,180,086,396	429,417,124	46,085,512	764,871,253
Net assets, end of period	$5,804,679	$538,161	$11,152,206	$4,094,350	$439,938	$7,312,790

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
__________________
(1)The per share data was derived using the weighted average shares outstanding during the period.
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the six months ended June 30, 2025, the total operating expenses to average net assets were 9.6%, 9.0% and 8.8%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the six months ended June 30, 2024, the total operating expenses to average net assets were 10.9%, 10.4% and 10.1%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses and offering expenses.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 12. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of issuance. There are no subsequent events to disclose except for the following:
Equity Raise
As of August 7, 2025, the Company issued 644,000,377 shares of Class S common stock, 97,886,560 shares of Class D common stock, and 1,241,752,439 shares of Class I common stock and have raised total gross proceeds of $6.09 billion, $0.91 billion, and $11.68 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from an entity affiliated with the Adviser. In addition, the Company expects to receive $0.96 billion in gross subscription payments which the Company accepted on August 1, 2025 and which is pending the Company’s determination of the net asset value per share applicable to such purchase.
Dividend
On August 5, 2025, the Company’s Board declared a distribution of (i) $0.070100 per share, payable on or before September 30, 2025 to shareholders of record as of August 29, 2025, (ii) $0.070100 per share, payable on or before October 31, 2025 to shareholders of record as of September 30, 2025, and (iii) $0.070100 per share, payable on or before November 30, 2025 to shareholders of record as of October 31, 2025 and (iv) a special distribution of $0.032700 per share, payable on or before October 31, 2025 to shareholders of record as of September 30, 2025.
Core Income Funding I Amendments
On July 10, 2025, Core Income Funding I entered into Amendment No. 4 to SPV Asset Facility I in order to join a new lender and increase the maximum principal amount of SPV Asset Facility I from $450.0 million to $550.0 million. Subsequently, on July 24, Core Income Funding I entered into Amendment No. 5 to SPV Asset Facility I in order to increase the maximum principal amount of SPV Asset Facility I from $550.0 million to $650.0 million.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
Blue Owl Credit Income Corp.:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Blue Owl Credit Income Corp. and subsidiaries (the Company), including the consolidated schedules of investments, as of December 31, 2024 and 2023, the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2024, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024 and 2023, by correspondence with the custodian, broker, agent banks, or portfolio companies; when replies were not received, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Assessment of Fair Value of Investments
As discussed in Notes 2 and 6 to the consolidated financial statements, the Company determines fair value for investments that are not publicly traded or for which there is no readily determinable market value by using unobservable inputs and assumptions. As of December 31, 2024, the fair value of such investments (“Level 3 investments”) was $21.1 billion.

We identified the assessment of the fair value measurement of substantially all of the Level 3 investments as a critical audit matter. Subjective auditor judgment was required to evaluate these fair value measurements as they involved a high degree of measurement uncertainty. Specifically, the assessment of these fair value measurements encompassed the evaluation of assumptions related to market yields for similar investments and risk profiles used in yield analyses for debt and other interest-bearing investments and comparable financial performance multiples used in determining enterprise values for equity investments.
The following are the primary procedures we performed to address this critical audit matter. We evaluated the design of certain internal controls related to the fair value measurement process, including controls related to the development of the market yields and financial performance multiples assumptions used in the Company’s fair value measurements. We evaluated the Company’s ability to estimate fair value by comparing a selection of prior period fair values to the prices of transactions occurring subsequent to the prior period fair value measurement date. We evaluated the Company’s market yields used to measure the fair value of its Level 3 investments by comparing such yields for a selection of investments to third-party market and industry data. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the reasonableness of the fair value measurement for a selection of Level 3 investments by:
•developing an independent estimate of the fair value using independent market yields and financial performance multiples that were developed using relevant market and portfolio company financial information
•comparing the results of our independent estimate of fair value to the Company’s fair value measurement.
/s/ KPMG LLP
We have served as the Company’s auditor since 2020.
New York, New York
March 4, 2025

Blue Owl Credit Income Corp.
Consolidated Statements of Assets and Liabilities
(Amounts in thousands, except share and per share amounts)

	December 31, 2024	December 31, 2023
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $25,422,365 and $15,937,544, respectively)	$25,384,902	$16,010,137
Non-controlled, affiliated investments (amortized cost of $8,305 and $72,371, respectively)	8,248	78,406
Controlled, affiliated investments (amortized cost of $952,995 and $561,528, respectively)	985,744	573,550
Total investments at fair value (amortized cost of $26,383,665 and $16,571,443, respectively)	26,378,894	16,662,093
Cash (restricted cash of $182,030 and $40,872, respectively)	1,003,117	415,381
Foreign cash (cost of $3,554 and $2, respectively)	3,366	3
Interest receivable	180,178	138,350
Receivable from controlled affiliates	16,299	8,024
Receivable for investments sold	473,053	28,508
Prepaid expenses and other assets	8,974	4,123
Total Assets	$28,063,881	$17,256,482
Liabilities
Debt (net of unamortized debt issuance costs of $178,732 and $101,242, respectively)	$12,681,822	$7,827,973
Distribution payable	152,477	93,930
Payable for investments purchased	129,625	167,078
Payables to affiliates	73,430	54,544
Tender offer payable	193,203	113,988
Accrued expenses and other liabilities	311,722	106,423
Total Liabilities	13,542,279	8,363,936
Commitments and contingencies (Note 7)
Net Assets
Class S Common shares $0.01 par value, 1,500,000,000 shares authorized; 515,664,737 and 325,845,587 shares issued and outstanding, respectively	5,157	3,259
Class D Common shares $0.01 par value, 1,000,000,000 shares authorized; 51,059,824 and 75,427,194 shares issued and outstanding, respectively	511	754
Class I Common shares $0.01 par value, 2,000,000,000 shares authorized; 952,454,240 and 535,625,823 shares issued and outstanding, respectively	9,525	5,356
Additional paid-in-capital	14,191,257	8,649,139
Accumulated undistributed (overdistributed) earnings	315,152	234,038
Total Net Assets	14,521,602	8,892,546
Total Liabilities and Net Assets	$28,063,881	$17,256,482
Net Asset Value Per Class S Share	$9.54	$9.48
Net Asset Value Per Class D Share	$9.55	$9.49
Net Asset Value Per Class I Share	$9.57	$9.50
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)

	For the Years Ended December 31,
	2024	2023	2022(1)
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$2,255,215	$1,347,813	$579,296
Payment-in-kind (“PIK”) interest income	118,351	70,669	34,789
Dividend income	16,791	9,289	755
Payment-in-kind (“PIK”) dividend income	54,205	68,105	36,435
Other income	31,316	14,414	15,538
Total investment income from non-controlled, non-affiliated investments	2,475,878	1,510,290	666,813
Investment income from non-controlled, affiliated investments:
Interest income	121	—	—
Payment-in-kind (“PIK”) interest income	49	—	—
Dividend income	486	774	—
Total investment income from non-controlled, affiliated investments	656	774	—
Investment income from controlled, affiliated investments:
Interest income	8,284	977	—
Payment-in-kind (“PIK”) interest income	1,721	1,539	—
Dividend income	78,462	36,359	3,372
Total investment income from controlled, affiliated investments	88,467	38,875	3,372
Total Investment Income	2,565,001	1,549,939	670,185
Operating Expenses
Offering costs	4,062	3,295	3,661
Interest expense	800,964	472,833	200,318
Management fees	141,691	81,839	42,610
Performance based incentive fees	184,617	125,961	48,926
Professional fees	19,930	14,239	9,297
Directors’ fees	1,286	1,305	1,099
Shareholder servicing fees	36,324	21,574	12,445
Other general and administrative	12,252	7,486	4,874
Total Operating Expenses	1,201,126	728,532	323,230
Expense support (Note 3)	—	—	(6,775)
Recoupment of expense support (Note 3)	—	—	6,775
Net Operating Expenses	1,201,126	728,532	323,230
Net Investment Income (Loss) Before Taxes	1,363,875	821,407	346,955
Income tax expense (benefit), including excise tax expense (benefit)	8,998	2,283	104
Net Investment Income (Loss) After Taxes	$1,354,877	$819,124	$346,851

Blue Owl Credit Income Corp.
Consolidated Statements of Operations
(Amounts in thousands, except share and per share amounts)

	For the Years Ended December 31,
	2024	2023	2022(1)
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(84,649)	$175,829	$(113,557)
Non-controlled, affiliated investments	(6,093)	6,084	(49)
Controlled, affiliated investments	20,728	13,404	(1,384)
Translation of assets and liabilities in foreign currencies	1,339	892	(1,195)
Income tax (provision) benefit	(916)	(7)	—
Total Net Change in Unrealized Gain (Loss)	(69,591)	196,202	(116,185)
Net realized gain (loss):
Non-controlled, non-affiliated investments	(31,861)	(8,940)	(12,748)
Non-controlled, affiliated investments	10,864	—	—
Foreign currency transactions	2,431	(519)	371
Total Net Realized Gain (Loss)	(18,566)	(9,459)	(12,377)
Total Net Realized and Change in Unrealized Gain (Loss)	(88,157)	186,743	(128,562)
Total Net Increase (Decrease) in Net Assets Resulting from Operations	$1,266,720	$1,005,867	$218,289
Net Increase (Decrease) in Net Assets Resulting from Operations - Class S Common Stock	$411,996	$328,005	$67,729
Net Increase (Decrease) in Net Assets Resulting from Operations - Class D Common Stock	$46,909	$82,555	$18,672
Net Increase (Decrease) in Net Assets Resulting from Operations - Class I Common Stock	$807,815	$595,307	$131,888
Earnings Per Share - Basic and Diluted of Class S Common Stock	$0.95	$1.29	$0.45
Weighted Average Shares of Class S Common Stock Outstanding - Basic and Diluted	433,490,775	254,397,127	149,191,401
Earnings Per Share - Basic and Diluted of Class D Common Stock	$1.01	$1.35	$0.49
Weighted Average Shares of Class D Common Stock Outstanding - Basic and Diluted	46,533,231	61,369,530	38,303,974
Earnings Per Share - Basic and Diluted of Class I Common Stock	$1.03	$1.37	$0.55
Weighted Average Shares of Class I Common Stock Outstanding - Basic and Diluted	783,503,315	435,000,023	239,914,771
__________________
(1)For the year ended December 31, 2022 dividend and PIK dividend income were reported in aggregate as dividend income.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
Broadcast Music, Inc. (fka Otis Merger Sub, Inc.)(6)	First lien senior secured loan	S+	5.75%	02/2030	34,318	$33,558	$34,060	0.2%
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(6)	First lien senior secured loan	S+	5.00%	12/2028	229,533	229,533	229,533	1.6%
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))(7)(18)	First lien senior secured revolving loan	S+	5.00%	12/2027	2,517	2,517	2,517	—%
Monotype Imaging Holdings Inc.(7)(18)	First lien senior secured loan	S+	5.50%	02/2031	170,754	169,537	170,327	1.2%
Project Boost Purchaser, LLC (dba J.D. Power)(6)(22)	First lien senior secured loan	S+	3.50%	07/2031	23,750	23,750	23,890	0.2%
Project Boost Purchaser, LLC (dba J.D. Power)(7)(22)	Second lien senior secured loan	S+	5.25%	07/2032	11,250	11,196	11,462	0.1%
						470,091	471,789	3.3%
Aerospace and defense
ManTech International Corporation(7)	First lien senior secured loan	S+	5.00%	09/2029	14,674	$14,674	$14,674	0.1%
Novaria Holdings, LLC(6)(22)	First lien senior secured loan	S+	4.00%	06/2031	16,958	16,887	17,042	0.1%
Peraton Corp.(6)(22)	First lien senior secured loan	S+	3.75%	02/2028	51,272	51,303	47,606	0.3%
Peraton Corp.(7)(22)	Second lien senior secured loan	S+	7.75%	02/2029	4,831	4,787	3,894	—%
STS PARENT, LLC (dba STS Aviation Group)(6)	First lien senior secured loan	S+	5.00%	10/2031	135,180	134,526	134,504	0.9%
STS PARENT, LLC (dba STS Aviation Group)(6)(18)	First lien senior secured revolving loan	S+	5.00%	10/2030	6,947	6,872	6,872	—%
						229,049	224,592	1.4%
Automotive aftermarket
OAC Holdings I Corp. (dba Omega Holdings)(6)	First lien senior secured loan	S+	5.00%	03/2029	8,958	$8,836	$8,891	0.1%
Power Stop, LLC(7)	First lien senior secured loan	S+	4.75%	01/2029	29,170	28,980	27,639	0.2%
						37,816	36,530	0.3%
Automotive services
Mavis Tire Express Services Topco Corp.(6)(22)	First lien senior secured loan	S+	3.50%	05/2028	29,044	$29,044	$29,207	0.2%
Spotless Brands, LLC(8)(18)	First lien senior secured loan	S+	5.75%	07/2028	81,719	81,017	81,515	0.6%
Wand Newco 3, Inc. (dba Caliber )(6)(22)	First lien senior secured loan	S+	3.25%	01/2031	12,257	12,257	12,295	0.1%
						122,318	123,017	0.9%
Asset based lending and fund finance
Hg Genesis 9 SumoCo Limited(12)(23)	Unsecured facility	E+	6.25% PIK	03/2029	€143,280	$156,905	$148,366	1.0%
Hg Saturn Luchaco Limited(15)(23)	Unsecured facility	SA+	7.50% PIK	03/2026	£640	811	801	—%
						157,716	149,167	1.0%
Buildings and real estate
Associations Finance, Inc.(17)	Unsecured notes		14.25% PIK	05/2030	164,538	$163,452	$164,538	1.1%
Associations, Inc.(7)(18)	First lien senior secured loan	S+	6.50%	07/2028	425,811	425,388	425,811	2.9%
CoreLogic Inc.(6)(21)(22)	First lien senior secured loan	S+	3.50%	06/2028	23,840	23,388	23,508	0.2%
Dodge Construction Network LLC(7)	First lien senior secured loan	S+	4.75%	02/2029	10,485	8,435	8,388	0.1%
Dodge Construction Network LLC(7)	First lien senior secured loan	S+	6.25%	01/2029	7,560	7,413	7,409	0.1%
RealPage, Inc.(7)(22)	First lien senior secured loan	S+	3.00%	04/2028	13,915	13,905	13,875	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
RealPage, Inc.(7)(22)	First lien senior secured loan	S+	3.75%	04/2028	18,250	18,159	18,296	0.1%
Wrench Group LLC(7)(22)	First lien senior secured loan	S+	4.00%	10/2028	27,146	27,103	25,992	0.2%
						687,243	687,817	4.8%
Business services
Access CIG, LLC(7)(22)	First lien senior secured loan	S+	5.00%	08/2028	79,000	$77,472	$79,695	0.5%
Aurelia Netherlands B.V.(12)(23)	First lien senior secured EUR term loan	E+	5.75%	05/2031	€55,027	57,700	56,695	0.4%
Boxer Parent Company Inc. (f/k/a BMC)(7)(22)	First lien senior secured loan	S+	3.75%	07/2031	63,250	63,094	63,718	0.4%
Capstone Acquisition Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%	11/2029	85,324	84,736	85,110	0.6%
ConnectWise, LLC(7)(22)	First lien senior secured loan	S+	3.50%	09/2028	29,397	29,440	29,550	0.2%
CoolSys, Inc.(7)	First lien senior secured loan	S+	4.75%	08/2028	13,737	12,976	13,359	0.1%
CoreTrust Purchasing Group LLC(6)	First lien senior secured loan	S+	5.25%	10/2029	112,617	111,675	112,617	0.8%
Denali BuyerCo, LLC (dba Summit Companies)(7)(18)	First lien senior secured loan	S+	5.75%	09/2028	195,728	193,780	195,728	1.3%
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	S+	5.50%	09/2028	46,389	45,829	46,157	0.3%
Fullsteam Operations, LLC(7)(18)	First lien senior secured loan	S+	8.25%	11/2029	13,001	12,658	13,001	0.1%
Fullsteam Operations, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	7.00%	11/2029	818	771	811	—%
Hercules Borrower, LLC (dba The Vincit Group)(7)(18)	First lien senior secured loan	S+	5.50%	12/2026	15,774	15,707	15,774	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(17)(28)	Unsecured notes		0.48% PIK	12/2029	24	24	28	—%
Kaseya Inc.(6)	First lien senior secured loan	S+	5.50%	06/2029	72,874	71,860	72,874	0.5%
Kaseya Inc.(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.50%	06/2029	2,213	2,120	2,213	—%
KPSKY Acquisition, Inc. (dba BluSky)(7)(18)	First lien senior secured loan	S+	5.50%	10/2028	101,182	99,963	92,834	0.6%
KPSKY Acquisition, Inc. (dba BluSky)(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.75%	10/2028	73	25	(342)	—%
DuraServ LLC(6)(18)	First lien senior secured loan	S+	4.50%	06/2031	154,689	153,846	153,915	1.1%
Ping Identity Holding Corp.(7)	First lien senior secured loan	S+	4.75%	10/2029	65,809	65,695	65,809	0.5%
Plano HoldCo, Inc. (dba Perficient)(7)	First lien senior secured loan	S+	3.50%	10/2031	25,000	24,881	25,188	0.2%
POLARIS PURCHASER, INC. (dba Plusgrade)(7)(23)	First lien senior secured loan	S+	4.00%	03/2031	25,863	25,863	25,992	0.2%
Pye-Barker Fire & Safety, LLC(7)(18)	First lien senior secured loan	S+	4.50%	05/2031	231,569	230,305	230,990	1.6%
Pye-Barker Fire & Safety, LLC(7)(18)	First lien senior secured revolving loan	S+	4.50%	05/2030	4,213	4,061	4,128	—%
XPLOR T1, LLC(7)	First lien senior secured loan	S+	3.50%	06/2031	49,963	49,963	50,337	0.3%
CMG HoldCo, LLC (dba Crete United)(7)(18)	First lien senior secured loan	S+	4.75%	05/2028	53,738	52,990	53,021	0.4%
						1,487,434	1,489,202	10.2%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(22)	First lien senior secured loan	S+	4.00%	11/2027	19,064	$18,849	$19,064	0.1%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(22)	Second lien senior secured loan	S+	7.75%	11/2028	40,137	40,129	39,118	0.3%
DCG ACQUISITION CORP. (dba DuBois Chemical)(6)	First lien senior secured loan	S+	4.50%	06/2031	95,076	94,180	94,600	0.7%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Gaylord Chemical Company, L.L.C.(7)(18)	First lien senior secured loan	S+	5.25%	12/2027	98,138	97,921	98,138	0.7%
Rocket BidCo, Inc. (dba Recochem)(7)(23)	First lien senior secured loan	S+	5.75%	11/2030	352,375	345,760	348,851	2.4%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)	First lien senior secured loan	S+	5.50%	04/2027	2,276	2,253	2,276	—%
Nouryon Finance B.V.(7)(22)(23)	First lien senior secured loan	S+	3.25%	04/2028	12,605	12,605	12,679	0.1%
Derby Buyer LLC (dba Delrin)(6)(22)	First lien senior secured loan	S+	3.00%	11/2030	57,548	57,548	57,691	0.4%
Gaylord Chemical Company, L.L.C.(7)	First lien senior secured loan	S+	5.50%	12/2027	91,000	90,099	91,000	0.6%
						759,344	763,417	5.3%
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(6)(22)	First lien senior secured loan	S+	3.25%	04/2031	31,833	$31,833	$32,011	0.2%
Conair Holdings LLC(6)(22)	First lien senior secured loan	S+	3.75%	05/2028	44,917	44,587	40,223	0.3%
Conair Holdings LLC(6)	Second lien senior secured loan	S+	7.50%	05/2029	22,591	22,354	20,728	0.1%
Foundation Consumer Brands, LLC(6)(18)	First lien senior secured loan	S+	6.25%	02/2027	96,846	95,839	96,846	0.7%
Lignetics Investment Corp.(7)(18)	First lien senior secured loan	S+	5.50%	11/2027	96,223	95,996	95,743	0.7%
Lignetics Investment Corp.(7)(18)	First lien senior secured revolving loan	S+	5.50%	10/2026	8,412	8,386	8,354	0.1%
Olaplex, Inc.(6)(22)(23)	First lien senior secured loan	S+	3.50%	02/2029	37,853	37,426	35,749	0.2%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)	First lien senior secured loan	S+	5.25%	03/2029	58,474	57,702	56,720	0.4%
						394,123	386,374	2.7%
Containers and packaging
Anchor Packaging, LLC(6)(22)	First lien senior secured loan	S+	3.25%	07/2029	49,750	$49,750	$49,959	0.3%
Arctic Holdco, LLC (dba Novvia Group)(6)(18)	First lien senior secured loan	S+	6.00%	12/2026	20,610	20,335	20,610	0.1%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)(18)	First lien senior secured loan	S+	5.75%	09/2028	78,779	78,057	78,779	0.5%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	S+	6.00%	09/2028	8,820	8,692	8,820	0.1%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)(18)	First lien senior secured revolving loan	S+	5.75%	09/2027	1,702	1,679	1,702	—%
Berlin Packaging(7)(22)	First lien senior secured loan	S+	3.50%	06/2031	100,887	100,887	101,391	0.7%
BW Holding, Inc.(7)(22)	First lien senior secured loan	S+	4.00%	12/2028	21,506	20,835	19,104	0.1%
Charter NEX US, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	11/2030	25,693	25,693	25,806	0.2%
Fortis Solutions Group, LLC(7)(18)	First lien senior secured loan	S+	5.50%	10/2028	66,278	65,449	65,284	0.4%
Fortis Solutions Group, LLC(7)(18)	First lien senior secured revolving loan	S+	5.50%	10/2027	2,361	2,299	2,260	—%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)(18)	First lien senior secured loan	S+	6.25%	05/2028	111,601	110,891	111,601	0.8%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(6)	First lien senior secured loan	S+	5.25%	05/2028	13,366	13,276	13,300	0.1%
Pregis Topco LLC(6)	Second lien senior secured loan	S+	7.75%	08/2029	2,500	2,500	2,500	—%
Pregis Topco LLC(6)(22)	First lien senior secured loan	S+	4.00%	07/2026	16,739	16,620	16,823	0.1%
Pregis Topco LLC(6)	Second lien senior secured loan	S+	6.75%	08/2029	30,000	30,000	30,000	0.2%
ProAmpac PG Borrower LLC(7)(22)	First lien senior secured loan	S+	4.00%	09/2028	39,117	39,117	39,195	0.3%
Tricorbraun Holdings, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	03/2028	50,892	50,288	50,811	0.3%
						636,368	637,945	4.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Distribution
ABB/Con-cise Optical Group LLC(7)	First lien senior secured loan	S+	7.50%	02/2028	33,306	$33,004	$32,640	0.2%
AI Aqua Merger Sub, Inc. (dba Culligan)(6)(21)(22)	First lien senior secured loan	S+	3.00%	07/2028	46,266	46,266	46,266	0.3%
Aramsco, Inc.(7)	First lien senior secured loan	S+	4.75%	10/2030	45,405	44,587	41,999	0.3%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(22)	First lien senior secured loan	S+	3.50%	12/2028	63,564	63,564	63,831	0.4%
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(7)(18)	First lien senior secured loan	S+	5.00%	10/2029	176,385	174,813	176,385	1.2%
Dealer Tire Financial, LLC(17)(21)(22)	Unsecured notes		8.00%	02/2028	56,120	55,332	55,014	0.4%
Dealer Tire Financial, LLC(6)(22)	First lien senior secured loan	S+	3.00%	07/2031	30,339	30,339	30,339	0.2%
Endries Acquisition, Inc.(6)(18)	First lien senior secured loan	S+	5.25%	12/2028	100,770	100,149	100,014	0.7%
Formerra, LLC(6)(18)	First lien senior secured loan	S+	7.25%	11/2028	5,366	5,240	5,298	—%
Foundation Building Materials, Inc.(7)(22)	First lien senior secured loan	S+	4.00%	01/2031	19,887	19,792	19,547	0.1%
White Cap Supply Holdings, LLC(6)(22)	First lien senior secured loan	S+	3.25%	10/2029	38,321	38,116	38,352	0.3%
						611,202	609,685	4.1%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(6)(22)	First lien senior secured loan	S+	4.75%	11/2032	10,000	$9,975	$10,167	0.1%
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(6)(22)	First lien senior secured loan	S+	3.00%	10/2029	14,729	14,729	14,813	0.1%
Learning Care Group (US) No. 2 Inc.(7)(22)	First lien senior secured loan	S+	4.00%	08/2028	22,220	22,220	22,406	0.2%
Renaissance Learning, Inc.(6)(22)	First lien senior secured loan	S+	4.00%	04/2030	31,126	31,126	31,026	0.2%
Severin Acquisition, LLC (dba PowerSchool)(6)	First lien senior secured loan	S+	5.00% (2.25% PIK)	10/2031	129,981	128,724	128,681	0.9%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(7)(22)	First lien senior secured loan	S+	4.00%	10/2030	15,184	15,184	15,260	0.1%
						221,958	222,353	1.6%
Energy equipment and services
Dresser Utility Solutions, LLC(6)	First lien senior secured loan	S+	5.25%	03/2029	82,289	$81,576	$82,083	0.6%
						81,576	82,083	0.6%
Financial services
Ascensus Holdings, Inc.(6)	First lien senior secured loan	S+	3.00%	08/2028	11,874	$11,874	$11,963	0.1%
Baker Tilly Advisory Group, L.P.(6)	First lien senior secured loan	S+	4.75%	06/2031	99,002	97,612	98,507	0.7%
BCPE Pequod Buyer, Inc. (dba Envestnet)(6)(22)	First lien senior secured loan	S+	3.50%	11/2031	113,336	111,064	114,164	0.8%
Blackhawk Network Holdings, Inc.(6)(22)	First lien senior secured loan	S+	5.00%	03/2029	74,625	73,256	75,453	0.5%
BTRS HOLDINGS INC. (dba Billtrust)(7)(18)(19)	First lien senior secured loan	S+	7.25%	12/2028	12,197	11,933	12,165	0.1%
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)(22)(23)	First lien senior secured loan	S+	3.50%	05/2031	9,311	9,311	9,375	0.1%
Computer Services, Inc. (dba CSI)(7)(18)	First lien senior secured loan	S+	5.25%	11/2029	52,518	51,935	52,518	0.4%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	S+	4.75%	11/2029	18,464	18,374	18,371	0.1%
Cresset Capital Management, LLC(6)	First lien senior secured loan	S+	5.00%	06/2030	15,593	15,449	15,593	0.1%
Deerfield Dakota Holdings(7)(22)	First lien senior secured loan	S+	3.75%	04/2027	97,214	96,606	94,900	0.7%
Deerfield Dakota Holdings(7)(22)	Second lien senior secured loan	S+	6.75%	04/2028	21,476	21,499	20,430	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Finastra USA, Inc.(7)(18)(23)	First lien senior secured loan	S+	7.25%	09/2029	174,158	172,484	174,158	1.2%
Klarna Holding AB(7)(23)	Subordinated Floating Rate Notes	S+	7.00%	04/2034	1,000	1,000	1,000	—%
KRIV Acquisition Inc. (dba Riveron)(7)(18)	First lien senior secured loan	S+	5.75%	07/2029	79,678	77,731	79,678	0.5%
Minotaur Acquisition, Inc. (dba Inspira Financial)(6)(18)	First lien senior secured loan	S+	5.00%	06/2030	293,093	290,183	291,628	2.0%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)(18)	First lien senior secured loan	S+	5.00%	09/2028	12,178	12,137	12,178	0.1%
OneDigital Borrower LLC(6)(22)	First lien senior secured loan	S+	3.25%	07/2031	74,307	74,068	74,403	0.5%
OneDigital Borrower LLC(6)(22)	Second lien senior secured loan	S+	5.25%	07/2032	33,800	33,639	33,611	0.2%
PPI Holding US Inc. (dba Nuvei)(6)(22)(23)	First lien senior secured loan	S+	3.00%	07/2031	20,000	19,950	20,018	0.1%
PUSHPAY USA INC(7)	First lien senior secured loan	S+	4.50%	08/2031	15,000	14,856	15,075	0.1%
Saphilux S.a.r.L. (dba IQ-EQ)(8)(22)(23)	First lien senior secured loan	S+	3.50%	07/2028	32,378	32,378	32,581	0.2%
Smarsh Inc.(7)(18)	First lien senior secured loan	S+	5.75%	02/2029	93,429	92,742	93,429	0.6%
Smarsh Inc.(6)(18)	First lien senior secured revolving loan	S+	5.75%	02/2029	332	327	332	—%
						1,340,408	1,351,530	9.2%
Food and beverage
Balrog Acquisition, Inc. (dba Bakemark)(7)(22)	First lien senior secured loan	S+	4.00%	09/2028	13,580	$13,497	$13,600	0.1%
Balrog Acquisition, Inc. (dba Bakemark)(7)	Second lien senior secured loan	S+	7.00%	09/2029	6,000	5,966	6,000	—%
Blast Bidco Inc. (dba Bazooka Candy Brands)(7)	First lien senior secured loan	S+	6.00%	10/2030	35,552	34,776	35,552	0.2%
Dessert Holdings(6)(21)(22)	First lien senior secured loan	S+	4.00%	06/2028	19,399	19,341	18,613	0.1%
EAGLE FAMILY FOODS GROUP LLC(6)	First lien senior secured loan	S+	5.00%	08/2030	175,862	174,190	174,982	1.2%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(6)(22)	First lien senior secured loan	S+	3.25%	02/2031	74,625	74,625	74,611	0.5%
Gehl Foods, LLC(6)	First lien senior secured loan	S+	6.25%	06/2030	118,258	117,151	117,667	0.8%
Gehl Foods, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	6.25%	06/2030	3,639	3,562	3,621	—%
Hissho Parent, LLC(7)(18)	First lien senior secured loan	S+	4.75%	05/2029	123,263	122,506	123,263	0.8%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(6)(18)	First lien senior secured loan	S+	6.25%	03/2027	198,087	196,311	195,117	1.3%
KBP Brands, LLC(7)(18)	First lien senior secured loan	S+	5.50%	05/2027	56,020	55,601	54,900	0.4%
Ole Smoky Distillery, LLC(6)(18)	First lien senior secured loan	S+	5.50%	03/2028	30,167	29,786	29,941	0.2%
Par Technology Corporation(6)(23)	First lien senior secured loan	S+	5.00%	07/2029	1,286	1,267	1,273	—%
Pegasus BidCo B.V.(7)(22)(23)	First lien senior secured loan	S+	3.25%	07/2029	13,486	13,486	13,596	0.1%
Rushmore Investment III LLC (dba Winland Foods)(7)(18)	First lien senior secured loan	S+	5.00%	10/2030	512,036	507,281	512,037	3.5%
Tacala, LLC(6)(22)	First lien senior secured loan	S+	3.50%	01/2031	40,466	40,466	40,700	0.3%
Vital Bidco AB (dba Vitamin Well)(7)(23)	First lien senior secured loan	S+	4.50%	10/2031	226,609	222,966	223,437	1.5%
Vital Bidco AB (dba Vitamin Well)(6)(18)(23)	First lien senior secured revolving loan	S+	4.50%	10/2030	12,908	12,241	12,222	0.1%
						1,645,019	1,651,132	11.1%
Healthcare equipment and services
Azalea TopCo, Inc. (dba Press Ganey)(6)(22)	First lien senior secured loan	S+	3.25%	04/2031	61,122	$61,122	$61,238	0.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units		Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Bamboo US BidCo LLC(7)(18)	First lien senior secured loan	S+	5.25%	09/2030		107,931	107,931	107,931	0.7%
Bamboo US BidCo LLC(12)	First lien senior secured EUR term loan	E+	5.25%	09/2030		€61,594	64,801	63,781	0.4%
Canadian Hospital Specialties Limited(10)(18)(23)	First lien senior secured loan	C+	4.50%	04/2028	C$	4,834	3,826	3,261	—%
Canadian Hospital Specialties Limited(10)(18)(23)	First lien senior secured revolving loan	C+	4.50%	04/2027	C$	367	290	242	—%
Confluent Medical Technologies, Inc.(7)(22)	First lien senior secured loan	S+	3.25%	02/2029		78,803	78,803	79,095	0.5%
Creek Parent, Inc. (dba Catalent)(6)	First lien senior secured loan	S+	5.25%	12/2031		294,578	289,444	289,423	2.0%
CSC MKG Topco LLC (dba Medical Knowledge Group)(6)(18)	First lien senior secured loan	S+	5.75%	02/2029		98,770	97,435	97,782	0.7%
Natus Medical Incorporated(6)	First lien senior secured loan	S+	5.50%	07/2029		490	465	478	—%
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.(11)(18)	First lien senior secured EUR revolving loan	E+	5.50%	03/2031		€56,931	60,760	57,717	0.4%
Nelipak Holding Company(6)(18)	First lien senior secured loan	S+	5.50%	03/2031		34,077	33,539	33,294	0.2%
Packaging Coordinators Midco, Inc.(7)(22)	First lien senior secured loan	S+	3.25%	11/2027		61,905	61,905	62,121	0.4%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(18)(23)	First lien senior secured loan	S+	5.25%	01/2028		54,203	53,658	54,203	0.4%
PerkinElmer U.S. LLC(6)(18)	First lien senior secured loan	S+	5.00%	03/2029		161,204	160,898	160,801	1.1%
Resonetics, LLC(7)(22)	First lien senior secured loan	S+	3.25%	06/2031		74,813	74,813	75,209	0.5%
Rhea Parent, Inc.(7)	First lien senior secured loan	S+	4.75%	12/2030		251,638	250,910	250,858	1.7%
TBRS, Inc. (dba TEAM Technologies)(7)	First lien senior secured loan	S+	4.75%	11/2031		138,056	137,366	137,366	0.9%
TBRS, Inc. (dba TEAM Technologies)(7)(18)	First lien senior secured revolving loan	S+	4.75%	11/2030		1,255	1,150	1,150	—%
Zest Acquisition Corp.(7)	First lien senior secured loan	S+	5.25%	02/2028		19,535	19,535	19,730	0.1%
							1,558,651	1,555,680	10.4%
Healthcare providers and services
Allied Benefit Systems Intermediate LLC(6)	First lien senior secured loan	S+	5.25%	10/2030		20,850	$20,577	$20,850	0.1%
Belmont Buyer, Inc. (dba Valenz)(7)(18)	First lien senior secured loan	S+	6.50%	06/2029		68,619	67,489	68,619	0.5%
Belmont Buyer, Inc. (dba Valenz)(7)	First lien senior secured loan	S+	5.25%	06/2029		43,051	42,751	42,728	0.3%
Belmont Buyer, Inc. (dba Valenz)(8)(18)	First lien senior secured revolving loan	S+	6.50%	06/2029		2,217	2,118	2,217	—%
Confluent Health, LLC(6)	First lien senior secured loan	S+	5.00%	11/2028		19,850	19,344	19,652	0.1%
Covetrus, Inc.(7)(22)	First lien senior secured loan	S+	5.00%	10/2029		10,306	9,879	9,888	0.1%
Covetrus, Inc.(7)	Second lien senior secured loan	S+	9.25%	10/2030		160,000	157,317	155,600	1.1%
D4C Dental Brands, Inc.(7)(21)	First lien senior secured loan	S+	4.50%	11/2029		118,000	116,839	116,820	0.8%
Engage Debtco Limited(7)(21)(23)	First lien senior secured loan	S+	7.25% (4.00% PIK)	07/2029		31,996	31,291	31,836	0.2%
Engage Debtco Limited(7)(18)(23)	First lien senior secured loan	S+	5.93% (2.75% PIK)	07/2029		83,305	81,884	81,223	0.6%
Ex Vivo Parent Inc. (dba OB Hospitalist)(7)	First lien senior secured loan	S+	9.75% PIK	09/2028		41,612	41,220	41,508	0.3%
KABAFUSION Parent, LLC(7)(18)	First lien senior secured revolving loan	S+	5.00%	11/2031		71,222	70,518	70,510	0.5%
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(7)	First lien senior secured loan	S+	4.75%	12/2029		172,278	169,481	172,278	1.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units		Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)(6)(18)	First lien senior secured loan	S+	4.00%	09/2030	73,261		72,907	72,895	0.5%
Maple Acquisition, LLC (dba Medicus)(8)	First lien senior secured loan	S+	5.25%	05/2031	107,353		106,598	107,353	0.7%
MED ParentCo, LP(6)(22)	First lien senior secured loan	S+	3.50%	04/2031	24,938		24,938	25,110	0.2%
MJH Healthcare Holdings, LLC(6)(22)	First lien senior secured loan	S+	3.25%	01/2029	14,465		14,465	14,528	0.1%
Natural Partners, LLC(7)(18)(23)	First lien senior secured loan	S+	4.50%	11/2027	91,538		90,429	91,081	0.6%
Neptune Holdings, Inc. (dba NexTech)(7)	First lien senior secured loan	S+	4.75%	08/2030	30,574		30,422	30,574	0.2%
OB Hospitalist Group, Inc.(6)(18)	First lien senior secured loan	S+	5.25%	09/2027	68,429		67,616	68,257	0.5%
OneOncology, LLC(7)(18)	First lien senior secured loan	S+	6.25%	06/2030	97,074		95,768	97,074	0.7%
OneOncology, LLC(7)(18)	First lien senior secured delayed draw term loan	S+	5.00%	06/2030	89,226		88,508	88,468	0.6%
Pacific BidCo Inc.(8)(18)(23)	First lien senior secured loan	S+	6.00% (2.05% PIK)	08/2029	187,673		184,357	182,982	1.3%
Pediatric Associates Holding Company, LLC(7)(22)	First lien senior secured loan	S+	3.25%	12/2028	32,227		31,275	31,277	0.2%
Pediatric Associates Holding Company, LLC(7)	First lien senior secured loan	S+	4.50%	12/2028	27,417		26,498	27,417	0.2%
PetVet Care Centers, LLC(6)	First lien senior secured loan	S+	6.00%	11/2030	240,536		238,412	230,313	1.6%
Phantom Purchaser, Inc.(7)	First lien senior secured loan	S+	5.00%	09/2031	89,419		88,552	88,749	0.6%
Phoenix Newco, Inc. (dba Parexel)(6)(22)	First lien senior secured loan	S+	3.00%	11/2028	41,338		41,338	41,577	0.3%
Physician Partners, LLC(7)	First lien senior secured loan	S+	5.50%	12/2028	123,750		118,360	86,625	0.6%
Physician Partners, LLC(7)	First lien senior secured loan	S+	4.00%	12/2028	27,034		26,329	17,978	0.1%
Plasma Buyer LLC (dba PathGroup)(7)	First lien senior secured loan	S+	5.75%	05/2029	107,654		106,146	106,308	0.7%
Plasma Buyer LLC (dba PathGroup)(7)(18)(19)	First lien senior secured delayed draw term loan	S+	6.25%	05/2029	3,247		3,191	3,204	—%
Plasma Buyer LLC (dba PathGroup)(7)(18)	First lien senior secured revolving loan	S+	5.75%	05/2028	6,853		6,716	6,700	—%
PPV Intermediate Holdings, LLC(7)	First lien senior secured loan	S+	5.75%	08/2029	162,580		160,174	162,580	1.1%
PPV Intermediate Holdings, LLC(7)	First lien senior secured delayed draw term loan	S+	6.00%	08/2029	10,047		9,962	10,047	0.1%
Premise Health Holding Corp.(7)	First lien senior secured loan	S+	5.50%	03/2031	70,129		69,168	69,954	0.5%
Quva Pharma, Inc.(8)(18)	First lien senior secured loan	S+	5.50%	04/2028	5,906		5,806	5,846	—%
Quva Pharma, Inc.(8)(18)	First lien senior secured revolving loan	S+	5.50%	04/2026	382		378	377	—%
Soliant Lower Intermediate, LLC (dba Soliant)(6)(22)	First lien senior secured loan	S+	3.75%	07/2031	67,000		64,321	66,330	0.5%
TC Holdings, LLC (dba TrialCard)(7)(18)	First lien senior secured loan	S+	5.00%	04/2027	209,684		208,881	209,684	1.4%
Tivity Health, Inc.(6)	First lien senior secured loan	S+	5.00%	06/2029	75,017		75,018	75,017	0.5%
Unified Women's Healthcare, LP(7)	First lien senior secured loan	S+	5.25%	06/2029	82,035		81,600	82,035	0.6%
Unified Women's Healthcare, LP(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.25%	06/2029	62,572		62,118	62,572	0.4%
Unified Women's Healthcare, LP(7)	First lien senior secured loan	S+	5.50%	06/2029	68,372		67,922	68,372	0.5%
Vermont Aus Pty Ltd(14)(23)	First lien senior secured AUD term loan	B+	5.75%	03/2028	A$	70,715	47,947	43,564	0.3%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(6)(21)(22)	First lien senior secured loan	S+	3.50%	01/2027	2,232	2,232	2,240	—%
						3,149,060	3,110,817	21.4%
Healthcare technology
Athenahealth Group Inc.(6)(22)	First lien senior secured loan	S+	3.25%	02/2029	26,059	$25,911	$26,088	0.2%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	S+	5.75%	08/2028	52,681	52,180	52,023	0.4%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.75%	08/2028	10,943	10,634	10,752	0.1%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(18)	First lien senior secured revolving loan	S+	5.75%	08/2026	3,103	3,079	3,045	—%
Bracket Intermediate Holding Corp.(7)(22)	First lien senior secured loan	S+	4.25%	05/2028	49,252	49,252	49,621	0.3%
Color Intermediate, LLC (dba ClaimsXten)(7)	First lien senior secured loan	S+	4.75%	10/2029	9,073	9,073	9,073	0.1%
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)(6)	First lien senior secured loan	S+	5.00%	08/2031	350,839	348,894	349,962	2.4%
Ensemble RCM, LLC(7)(22)	First lien senior secured loan	S+	3.00%	08/2029	12,419	12,339	12,498	0.1%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(18)	First lien senior secured loan	S+	6.00%	10/2028	24,580	24,278	24,150	0.2%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(18)	First lien senior secured revolving loan	S+	6.00%	10/2027	195	179	166	—%
Imprivata, Inc.(7)(22)	First lien senior secured loan	S+	3.50%	12/2027	10,345	10,345	10,396	0.1%
Indikami Bidco, LLC (dba IntegriChain)(6)	First lien senior secured loan	S+	6.50% (2.50% PIK)	12/2030	47,874	46,920	47,635	0.3%
Indikami Bidco, LLC (dba IntegriChain)(6)(18)(19)	First lien senior secured delayed draw term loan	S+	6.00%	12/2030	375	324	373	—%
Indikami Bidco, LLC (dba IntegriChain)(6)(18)	First lien senior secured revolving loan	S+	6.00%	06/2030	1,689	1,601	1,666	—%
Inovalon Holdings, Inc.(7)(18)	First lien senior secured loan	S+	5.75%	11/2028	92,539	91,163	91,382	0.6%
Inovalon Holdings, Inc.(7)	Second lien senior secured loan	S+	10.50% PIK	11/2033	57,826	57,165	57,248	0.4%
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)(7)(18)(23)	First lien senior secured loan	S+	6.50%	08/2026	31,522	31,369	30,735	0.2%
Interoperability Bidco, Inc. (dba Lyniate)(7)(18)	First lien senior secured loan	S+	6.25%	03/2028	77,348	77,128	75,415	0.5%
Interoperability Bidco, Inc. (dba Lyniate)(6)(18)	First lien senior secured revolving loan	S+	6.25%	03/2028	313	277	162	—%
PointClickCare Technologies, Inc.(7)(22)(23)	First lien senior secured loan	S+	3.25%	11/2031	52,000	51,870	52,260	0.4%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(22)	First lien senior secured loan	S+	3.00%	03/2028	91,938	91,938	92,260	0.6%
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)(22)	First lien senior secured loan	S+	3.25%	11/2031	79,333	78,945	79,460	0.5%
RL Datix Holdings (USA), Inc.(8)	First lien senior secured loan	S+	5.50%	04/2031	66,094	65,481	65,763	0.5%
RL Datix Holdings (USA), Inc.(7)(18)	First lien senior secured revolving loan	S+	5.50%	10/2030	1,650	1,533	1,584	—%
RL Datix Holdings (USA), Inc.(15)	First lien senior secured GBP term loan	SA+	5.50%	04/2031	£30,608	37,875	38,141	0.3%
Salinger Bidco Inc. (dba Surgical Information Systems)(6)	First lien senior secured loan	S+	5.75%	08/2031	59,336	58,479	59,188	0.4%
Southern Veterinary Partners, LLC(7)(22)	First lien senior secured loan	S+	3.25%	12/2031	30,000	29,848	30,180	0.2%
Zelis Cost Management Buyer, Inc.(6)(22)	First lien senior secured loan	S+	2.75%	09/2029	4,963	4,941	4,965	—%
Zelis Cost Management Buyer, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	11/2031	100,000	99,510	100,250	0.7%
						1,372,531	1,376,441	9.5%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Household products
Home Service TopCo IV, Inc.(7)	First lien senior secured loan	S+	6.00%	12/2027	35,923	$35,668	$35,923	0.2%
Mario Midco Holdings, Inc. (dba Len the Plumber)(6)	Unsecured facility	S+	10.75% PIK	04/2032	32,775	32,218	31,628	0.2%
Mario Purchaser, LLC (dba Len the Plumber)(6)(18)	First lien senior secured loan	S+	5.75%	04/2029	116,644	114,810	113,014	0.8%
Mario Purchaser, LLC (dba Len the Plumber)(6)(18)	First lien senior secured revolving loan	S+	5.75%	04/2028	2,411	2,323	2,190	—%
SimpliSafe Holding Corporation(6)(18)	First lien senior secured loan	S+	6.25%	05/2028	141,111	139,328	141,111	1.0%
Southern Air & Heat Holdings, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.45%	10/2027	10,526	9,702	10,526	0.1%
Southern Air & Heat Holdings, LLC(7)(18)	First lien senior secured loan	S+	4.75%	10/2027	2,223	2,205	2,223	—%
Walker Edison Furniture Company LLC(7)(18)(26)(32)	First lien senior secured loan	S+	6.75% PIK	03/2027	4,674	3,705	615	—%
Walker Edison Furniture Company LLC(7)(26)(32)	First lien senior secured revolving loan	S+	6.25%	03/2027	1,333	1,333	857	—%
						341,292	338,087	2.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)(22)	First lien senior secured loan	S+	5.50%	08/2029	22,219	$21,839	$22,163	0.2%
Cast & Crew Payroll, LLC(6)(22)	First lien senior secured loan	S+	3.75%	12/2028	29,795	29,611	28,833	0.2%
Cornerstone OnDemand, Inc.(6)(21)(22)	First lien senior secured loan	S+	3.75%	10/2028	19,450	19,391	17,028	0.1%
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	S+	6.50%	10/2029	44,583	44,125	38,007	0.3%
IG Investments Holdings, LLC (dba Insight Global)(7)	First lien senior secured loan	S+	5.00%	09/2028	47,716	47,718	47,716	0.3%
iSolved, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	10/2030	19,807	19,807	20,031	0.1%
UKG Inc. (dba Ultimate Software)(6)(22)	First lien senior secured loan	S+	3.00%	02/2031	18,680	18,680	18,797	0.1%
						201,171	192,575	1.3%
Infrastructure and environmental services
AWP Group Holdings, Inc.(6)(18)	First lien senior secured loan	S+	4.75%	12/2030	42,302	$42,303	$41,824	0.3%
Azuria Water Solutions, Inc. (f/k/a Aegion Corporation)(6)(21)(22)	First lien senior secured loan	S+	3.75%	05/2028	36,848	36,848	37,069	0.3%
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)(7)(18)	First lien senior secured loan	S+	5.50%	01/2031	51,648	51,119	51,648	0.4%
Geosyntec Consultants, Inc.(6)(22)	First lien senior secured loan	S+	3.75%	07/2031	5,000	4,974	5,032	—%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(18)	First lien senior secured loan	S+	6.75%	04/2030	82,859	81,566	82,031	0.6%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(18)	First lien senior secured revolving loan	S+	6.75%	04/2029	4,274	4,116	4,164	—%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(7)	First lien senior secured loan	S+	5.25%	02/2031	16,802	16,499	16,592	0.1%
KENE Acquisition, Inc. (dba Entrust Solutions Group)(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.25%	02/2031	777	704	751	—%
Osmose Utilities Services, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	06/2028	4,803	4,761	4,806	—%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(18)	First lien senior secured loan	S+	5.75%	03/2028	38,446	37,961	38,253	0.3%
USIC Holdings, Inc.(7)(18)	First lien senior secured loan	S+	5.50%	09/2031	38,083	37,716	37,279	0.3%
USIC Holdings, Inc.(7)(18)	First lien senior secured revolving loan	S+	5.25%	09/2031	1,104	1,057	1,007	—%
Vessco Midco Holdings, LLC(6)	First lien senior secured loan	S+	4.75%	07/2031	71,654	70,970	71,296	0.5%
Vessco Midco Holdings, LLC(8)(18)(19)	First lien senior secured delayed draw term loan	S+	4.75%	07/2031	6,290	6,147	6,258	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
						396,741	398,010	2.8%
Insurance
Acrisure, LLC(17)(22)(23)	Unsecured notes		8.50%	06/2029	18,375	$18,375	$19,123	0.1%
Acrisure, LLC(6)(22)	First lien senior secured loan	S+	3.00%	11/2030	92,186	92,186	92,158	0.6%
Alera Group, Inc.(6)(18)	First lien senior secured loan	S+	5.25%	10/2028	146,960	146,960	146,960	1.0%
Alera Group, Inc.(6)(18)(19)	First lien senior secured delayed draw term loan	S+	5.75%	10/2028	43,250	42,913	43,250	0.3%
AmeriLife Holdings LLC(7)(18)	First lien senior secured loan	S+	5.00%	08/2029	202,085	199,167	201,032	1.4%
Ardonagh Midco 3 PLC(7)(23)	First lien senior secured loan	S+	3.75%	02/2031	55,000	54,741	55,275	0.4%
AssuredPartners, Inc.(6)(22)	First lien senior secured loan	S+	3.50%	02/2031	59,853	59,755	59,931	0.4%
Asurion, LLC(6)(22)	Second lien senior secured loan	S+	5.25%	01/2029	104,017	99,785	100,148	0.7%
Asurion, LLC(6)(22)	Second lien senior secured loan	S+	5.25%	01/2028	42,700	40,511	41,602	0.3%
Brightway Holdings, LLC(7)(18)	First lien senior secured loan	S+	6.50%	12/2027	19,487	19,347	19,390	0.1%
Brightway Holdings, LLC(6)(18)	First lien senior secured revolving loan	S+	6.50%	12/2027	842	829	832	—%
Broadstreet Partners, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	06/2031	13,600	13,600	13,634	0.1%
Diamond Mezzanine 24 LLC (dba United Risk)(7)	First lien senior secured loan	S+	5.00%	10/2030	92,625	92,162	92,162	0.6%
Diamond Mezzanine 24 LLC (dba United Risk)(16)	First lien senior secured revolving loan	P+	4.00%	10/2030	6,175	6,144	6,144	—%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)	First lien senior secured loan	S+	7.50%	03/2029	1,064	1,043	1,056	—%
Evolution BuyerCo, Inc. (dba SIAA)(7)(18)	First lien senior secured loan	S+	6.25%	04/2028	25,805	25,630	25,805	0.2%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured delayed draw term loan	S+	6.75%	04/2028	1,570	1,570	1,570	—%
Evolution BuyerCo, Inc. (dba SIAA)(7)(18)(19)	First lien senior secured delayed draw term loan	S+	6.00%	04/2028	727	702	727	—%
Galway Borrower LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	4.50%	09/2028	1,419	1,368	1,419	—%
Hub International(6)(22)	First lien senior secured loan	S+	2.75%	06/2030	12,382	12,382	12,444	0.1%
Hyperion Refinance S.à r.l (dba Howden Group)(6)(22)(23)	First lien senior secured loan	S+	3.00%	02/2031	30,133	30,133	30,305	0.2%
IMA Financial Group, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	11/2028	59,092	59,092	59,092	0.4%
Integrated Specialty Coverages, LLC(6)	First lien senior secured loan	S+	4.75%	07/2030	65,430	65,271	65,430	0.5%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	S+	5.00%	08/2028	353,327	351,624	353,327	2.4%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(6)	First lien senior secured loan	S+	10.50% PIK	07/2030	16,559	16,432	16,559	0.1%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(16)(18)(26)(32)	First lien senior secured loan	P+	4.25%	12/2028	34,615	34,215	27,345	0.2%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(16)(26)(32)	First lien senior secured revolving loan	P+	4.25%	12/2027	3,415	3,363	2,698	—%
Mitchell International, Inc.(6)(22)	First lien senior secured loan	S+	3.25%	06/2031	82,094	81,709	82,029	0.6%
Mitchell International, Inc.(6)(22)	Second lien senior secured loan	S+	5.25%	06/2032	32,700	32,544	32,272	0.2%
PCF Midco II, LLC (dba PCF Insurance Services)(17)	First lien senior secured loan		9.00% PIK	10/2031	59,009	55,702	56,206	0.4%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(7)(18)	First lien senior secured loan	S+	5.50%	11/2028	155,045	155,045	155,045	1.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)	First lien senior secured loan	S+	5.50%	11/2028	27,965	27,965	27,965	0.2%
Simplicity Financial Marketing Group Holdings, Inc.(7)	First lien senior secured loan	S+	5.00%	12/2031	150,893	149,385	149,384	1.0%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)	First lien senior secured loan	S+	3.75%	10/2031	20,000	19,902	19,900	0.1%
Tempo Buyer Corp. (dba Global Claims Services)(7)	First lien senior secured loan	S+	4.75%	08/2028	35,428	35,004	35,428	0.2%
THG Acquisition, LLC (dba Hilb)(6)(18)	First lien senior secured loan	S+	4.75%	10/2031	93,695	92,691	92,663	0.6%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(6)	First lien senior secured loan	S+	5.00%	12/2029	37,238	37,061	37,238	0.3%

						2,176,308	2,177,548	14.8%
Internet software and services
Activate Holdings (US) Corp. (dba Absolute Software)(7)(18)(23)	First lien senior secured loan	S+	5.25%	07/2030	5,711	$5,689	$5,711	—%
AI Titan Parent, Inc. (dba Prometheus Group)(6)	First lien senior secured loan	S+	4.75%	08/2031	33,962	33,635	33,623	0.2%
AlphaSense, Inc.(7)	First lien senior secured loan	S+	6.25%	06/2029	3,533	3,501	3,498	—%
Anaplan, Inc.(7)(18)	First lien senior secured loan	S+	5.25%	06/2029	231,397	231,337	231,397	1.6%
Appfire Technologies, LLC(7)(18)	First lien senior secured loan	S+	5.00%	03/2028	12,761	12,710	12,761	0.1%
Aptean Acquiror, Inc. (dba Aptean)(7)(18)	First lien senior secured loan	S+	5.00%	01/2031	88,349	87,533	88,128	0.6%
Armstrong Bidco Limited(15)(18)(23)	First lien senior secured GBP delayed draw term loan	SA+	5.25%	06/2029	£40,434	48,874	50,385	0.3%
Artifact Bidco, Inc. (dba Avetta)(7)	First lien senior secured loan	S+	4.50%	07/2031	15,498	15,425	15,420	0.1%
Avalara, Inc.(7)	First lien senior secured loan	S+	6.25%	10/2028	70,455	69,706	70,455	0.5%
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)(6)(18)	First lien senior secured loan	S+	6.50%	03/2031	17,955	17,658	17,820	0.1%
Barracuda Networks, Inc.(7)(22)	First lien senior secured loan	S+	4.50%	08/2029	14,154	13,839	13,058	0.1%
Barracuda Networks, Inc.(7)	Second lien senior secured loan	S+	7.00%	08/2030	93,250	91,030	74,600	0.5%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)	First lien senior secured loan	S+	6.25% (3.38% PIK)	10/2028	212,779	212,742	212,779	1.5%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)	First lien senior secured loan	S+	6.50%	12/2026	1,201	1,196	1,201	—%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)(18)	First lien senior secured loan	S+	5.50%	08/2027	10,219	10,094	9,922	0.1%
Central Parent Inc. (dba CDK Global Inc.)(7)(22)	First lien senior secured loan	S+	3.25%	07/2029	9,306	9,306	9,168	0.1%
CivicPlus, LLC(7)(18)	First lien senior secured loan	S+	5.75%	08/2027	28,605	28,458	28,605	0.2%
Cloud Software Group, Inc.(7)(22)	First lien senior secured loan	S+	3.75%	03/2031	80,012	80,012	80,180	0.6%
Cloud Software Group, Inc.(7)(22)	First lien senior secured loan	S+	3.50%	03/2029	55,295	55,295	55,416	0.4%
Clover Holdings 2, LLC (dba Cohesity)(7)	First lien senior secured loan	S+	4.00%	12/2031	69,821	69,136	69,123	0.5%
Coupa Holdings, LLC(7)	First lien senior secured loan	S+	5.25%	02/2030	24,222	24,222	24,222	0.2%
CP PIK DEBT ISSUER, LLC (dba CivicPlus, LLC)(8)	Unsecured notes	S+	11.75% PIK	06/2034	20,135	19,813	20,135	0.1%
Crewline Buyer, Inc. (dba New Relic)(6)	First lien senior secured loan	S+	6.75%	11/2030	171,701	169,413	169,555	1.2%
Databricks, Inc.(6)	First lien senior secured loan	S+	4.50%	01/2031	73,469	73,102	73,102	0.5%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)(22)	First lien senior secured loan	S+	3.50%	11/2029	28,824	28,755	29,035	0.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(8)(22)	Second lien senior secured loan	S+	5.25%	11/2030	33,000	32,840	33,429	0.2%
Diamond Insure Bidco (dba Acturis)(13)(23)	First lien senior secured EUR term loan	E+	4.25%	07/2031	€3,123	3,289	3,178	—%
Diamond Insure Bidco (dba Acturis)(15)(23)	First lien senior secured GBP term loan	SA+	4.50%	07/2031	£10,209	12,665	12,563	0.1%
E2open, LLC(6)(22)	First lien senior secured loan	S+	3.50%	02/2028	5,134	5,128	5,153	—%
EET Buyer, Inc. (dba e-Emphasys)(7)(18)	First lien senior secured loan	S+	4.75%	11/2027	40,171	39,806	40,171	0.3%
Entrata, Inc.(6)	First lien senior secured loan	S+	5.75%	07/2030	4,442	4,386	4,442	—%
Forescout Technologies, Inc.(7)	First lien senior secured loan	S+	5.00%	05/2031	9,236	9,193	9,190	0.1%
Granicus, Inc.(7)	First lien senior secured loan	S+	5.75% (2.25% PIK)	01/2031	33,127	32,836	33,127	0.2%
Granicus, Inc.(7)	First lien senior secured delayed draw term loan	S+	5.25% (2.25% PIK)	01/2031	4,908	4,863	4,859	—%
GS Acquisitionco, Inc. (dba insightsoftware)(7)(18)	First lien senior secured loan	S+	5.25%	05/2028	9,540	9,523	9,468	0.1%
Hyland Software, Inc.(6)	First lien senior secured loan	S+	6.00%	09/2030	145,743	143,848	145,743	1.0%
Icefall Parent, Inc. (dba EngageSmart)(6)	First lien senior secured loan	S+	6.50%	01/2030	28,869	28,360	28,869	0.2%
Ivanti Software, Inc.(7)	Second lien senior secured loan	S+	7.25%	12/2028	19,000	18,943	10,450	0.1%
Ivanti Software, Inc.(6)(22)	First lien senior secured loan	S+	4.25%	12/2027	12,835	12,100	8,792	0.1%
Javelin Buyer, Inc. (dba JAGGAER)(7)(22)	First lien senior secured loan	S+	3.25%	10/2031	15,000	14,963	15,104	0.1%
JS Parent, Inc. (dba Jama Software)(7)	First lien senior secured loan	S+	5.00%	04/2031	909	905	909	—%
Litera Bidco LLC(6)(18)	First lien senior secured loan	S+	5.00%	05/2028	38,654	38,477	38,558	0.3%
Magnet Forensics, LLC (f/k/a Grayshift, LLC)(6)(23)	First lien senior secured loan	S+	5.00%	07/2028	168,082	167,898	168,082	1.2%
Ministry Brands Holdings, LLC(6)(18)	First lien senior secured loan	S+	5.50%	12/2028	52,937	52,269	52,540	0.4%
Mitnick Corporate Purchaser, Inc.(8)(18)	First lien senior secured revolving loan	S+	3.00%	05/2027	1,700	1,705	1,044	—%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	S+	7.75%	02/2029	81,182	80,262	81,182	0.6%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	S+	7.25%	02/2029	34,017	33,715	33,762	0.2%
PDI TA Holdings, Inc.(7)	First lien senior secured loan	S+	5.00%	02/2031	64,206	63,371	63,564	0.4%
PDI TA Holdings, Inc.(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.50%	02/2031	8,328	8,125	8,211	0.1%
Perforce Software, Inc.(6)(22)	First lien senior secured loan	S+	4.75%	03/2031	4,975	4,952	4,903	—%
Perforce Software, Inc.(6)	First lien senior secured loan	S+	4.75%	06/2029	14,663	14,443	14,443	0.1%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(7)(22)	First lien senior secured loan	S+	3.25%	10/2030	24,626	24,562	24,768	0.2%
Proofpoint, Inc.(6)(22)	First lien senior secured loan	S+	3.00%	08/2028	64,197	64,197	64,460	0.4%
QAD, Inc.(6)	First lien senior secured loan	S+	4.75%	11/2027	46,287	46,287	46,172	0.3%
SailPoint Technologies Holdings, Inc.(7)	First lien senior secured loan	S+	6.00%	08/2029	39,167	38,556	39,167	0.3%
Securonix, Inc.(7)	First lien senior secured loan	S+	7.75% (3.75% PIK)	04/2028	29,661	29,478	25,731	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Securonix, Inc.(7)(18)	First lien senior secured revolving loan	S+	7.00%	04/2028	120	91	(587)	—%
Sedgwick Claims Management Services, Inc.(7)(22)	First lien senior secured loan	S+	3.00%	07/2031	24,813	24,758	24,937	0.2%
Sitecore Holding III A/S(12)	First lien senior secured EUR term loan	E+	7.75% (4.25% PIK)	03/2029	€25,001	26,219	25,889	0.2%
Sitecore Holding III A/S(7)	First lien senior secured loan	S+	7.75% (4.25% PIK)	03/2029	4,290	4,265	4,290	—%
Sitecore USA, Inc.(7)	First lien senior secured loan	S+	7.75% (4.25% PIK)	03/2029	25,865	25,713	25,865	0.2%
Sophos Holdings, LLC(6)(22)(23)	First lien senior secured loan	S+	3.50%	03/2027	19,722	19,691	19,830	0.1%
Spaceship Purchaser, Inc. (dba Squarespace)(7)	First lien senior secured loan	S+	5.00%	10/2031	125,702	125,087	125,074	0.9%
Storable, Inc.(6)(22)	First lien senior secured loan	S+	3.50%	04/2028	64,476	64,077	64,856	0.4%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	S+	5.25%	06/2028	11,522	11,466	11,464	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	S+	5.50%	06/2028	12,680	12,607	12,680	0.1%
VIRTUSA CORPORATION(6)(22)	First lien senior secured loan	S+	3.25%	02/2029	9,677	9,677	9,734	0.1%
When I Work, Inc.(7)	First lien senior secured loan	S+	5.50%	11/2027	26,946	26,827	26,003	0.2%
Zendesk, Inc.(7)	First lien senior secured loan	S+	5.00%	11/2028	145,037	143,231	145,037	1.0%
						2,948,135	2,926,405	20.4%
Leisure and entertainment
Aerosmith Bidco 1 Limited (dba Audiotonix)(6)(23)	First lien senior secured loan	S+	5.25%	07/2031	341,349	$337,162	$340,496	2.3%
Cirque du Soleil Canada, Inc.(7)(21)(22)(23)	First lien senior secured loan	S+	3.75%	03/2030	37,072	36,989	36,423	0.3%
Pretzel Parent, Inc.(6)(22)	First lien senior secured loan	S+	4.50%	08/2031	37,500	36,959	37,736	0.3%
Troon Golf, L.L.C.(7)(18)	First lien senior secured loan	S+	4.50%	08/2028	382,656	382,396	382,656	2.6%
						793,506	797,311	5.5%
Manufacturing
ACR Group Borrower, LLC(7)(18)	First lien senior secured loan	S+	4.75%	03/2028	1,896	$1,879	$1,886	—%
ACR Group Borrower, LLC(7)	First lien senior secured loan	S+	4.25%	03/2028	3,981	3,950	3,911	—%
ACR Group Borrower, LLC(7)	First lien senior secured loan	S+	5.75%	03/2028	855	847	855	—%
Chariot Buyer LLC (dba Chamberlain Group)(6)(22)	First lien senior secured loan	S+	3.25%	11/2028	3,915	3,915	3,934	—%
CPM Holdings, Inc.(6)(21)(22)	First lien senior secured loan	S+	4.50%	09/2028	49,500	48,402	47,906	0.3%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(21)	Second lien senior secured loan	S+	6.50%	05/2029	37,181	37,063	37,181	0.3%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(21)	Second lien senior secured loan	S+	6.00%	05/2029	19,160	19,126	19,112	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(22)	First lien senior secured loan	S+	3.75%	05/2028	13,179	12,937	13,253	0.1%
Faraday Buyer, LLC (dba MacLean Power Systems)(7)	First lien senior secured loan	S+	6.00%	10/2028	134,913	132,723	133,564	0.9%
Filtration Group Corporation(6)(22)	First lien senior secured loan	S+	3.50%	10/2028	25,385	25,357	25,558	0.2%
FR Flow Control CB LLC (dba Trillium Flow Technologies)(7)(23)	First lien senior secured loan	S+	5.25%	12/2029	141,533	140,478	140,472	1.0%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)(18)	First lien senior secured loan	S+	4.00%	12/2027	38,296	38,036	38,296	0.3%
Helix Acquisition Holdings, Inc. (dba MW Industries)(6)	First lien senior secured loan	S+	7.00%	03/2030	61,484	59,969	61,023	0.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Ideal Tridon Holdings, Inc.(7)	First lien senior secured loan	S+	6.75%	04/2028	89,866	87,937	89,866	0.6%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)(18)	First lien senior secured loan	S+	6.00%	07/2027	60,717	60,400	60,717	0.4%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	S+	6.25%	07/2027	4,620	4,566	4,620	—%
Pro Mach Group, Inc.(6)(22)	First lien senior secured loan	S+	3.50%	08/2028	68,777	68,777	69,279	0.5%
Sonny's Enterprises, LLC(7)(18)	First lien senior secured loan	S+	5.50%	08/2028	162,893	161,184	162,078	1.1%
Sonny's Enterprises, LLC(7)(18)(19)	First lien senior secured delayed draw term loan	S+	5.50%	08/2028	3,592	3,423	3,574	—%
Sonny's Enterprises, LLC(7)(18)	First lien senior secured revolving loan	S+	5.50%	08/2027	6,475	6,245	6,346	—%
						917,214	923,431	6.2%
Professional services
AmSpec Parent, LLC(6)	First lien senior secured loan	S+	4.25%	12/2031	34,667	$34,493	$34,493	0.2%
Apex Group Treasury LLC(7)(22)(23)	First lien senior secured loan	S+	4.00%	07/2028	123,250	123,081	124,224	0.9%
Certinia Inc.(7)	First lien senior secured loan	S+	5.25%	08/2030	44,118	43,517	44,118	0.3%
Element Materials Technology(7)(21)(22)(23)	First lien senior secured loan	S+	3.75%	06/2029	27,388	27,388	27,509	0.2%
EP Purchaser, LLC (dba Entertainment Partners)(7)(22)	First lien senior secured loan	S+	4.50%	11/2028	29,596	28,834	29,670	0.2%
Essential Services Holding Corporation (dba Turnpoint)(6)	First lien senior secured loan	S+	5.00%	06/2031	35,548	35,213	35,193	0.2%
Gerson Lehrman Group, Inc.(7)	First lien senior secured loan	S+	5.25%	12/2027	166,014	164,851	165,599	1.1%
Guidehouse Inc.(6)	First lien senior secured loan	S+	5.75% (2.00% PIK)	12/2030	107,401	107,401	106,864	0.7%
Paris US Holdco, Inc. (dba Precinmac)(6)	First lien senior secured loan	S+	5.00%	12/2031	69,995	69,301	69,295	0.5%
Relativity ODA LLC(6)	First lien senior secured loan	S+	4.50%	05/2029	32,738	32,614	32,656	0.2%
Sensor Technology Topco, Inc. (dba Humanetics)(7)(18)	First lien senior secured loan	S+	7.00%	05/2028	237,888	237,032	239,078	1.6%
Sensor Technology Topco, Inc. (dba Humanetics)(12)(18)	First lien senior secured EUR term loan	E+	7.25%	05/2028	€42,993	46,532	44,736	0.3%
Sensor Technology Topco, Inc. (dba Humanetics)(6)(18)	First lien senior secured revolving loan	S+	6.50%	05/2028	13,312	13,242	13,368	0.1%
Sovos Compliance, LLC(6)(22)	First lien senior secured loan	S+	4.50%	08/2028	28,748	28,379	28,920	0.2%
Thevelia (US) LLC (dba Tricor)(7)(22)(23)	First lien senior secured loan	S+	3.25%	06/2029	22,820	22,820	22,934	0.2%
Vensure Employer Services, Inc.(7)	First lien senior secured loan	S+	5.00%	09/2031	165,612	164,019	163,956	1.1%
Vistage International, Inc.(7)(22)	First lien senior secured loan	S+	4.75%	07/2029	29,841	29,632	29,823	0.2%
						1,208,349	1,212,436	8.2%
Specialty retail
Galls, LLC(7)(18)	First lien senior secured loan	S+	6.50% (1.50% PIK)	03/2030	122,212	$120,371	$122,212	0.8%
Ideal Image Development, LLC(7)	First lien senior secured loan	S+	6.50% PIK	02/2029	2,397	2,378	2,337	—%
Ideal Image Development, LLC(6)	First lien senior secured loan	S+	6.00%	05/2026	637	637	637	—%
Ideal Image Development, LLC(9)(18)	First lien senior secured revolving loan	S+	6.50% PIK	02/2029	765	765	741	—%
Milan Laser Holdings LLC(7)	First lien senior secured loan	S+	5.00%	04/2027	20,010	19,921	20,010	0.1%
Notorious Topco, LLC (dba Beauty Industry Group)(7)(18)	First lien senior secured loan	S+	7.25% (2.50% PIK)	11/2027	229,991	228,021	204,692	1.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
The Shade Store, LLC(7)	First lien senior secured loan	S+	6.00%	10/2029	104,777	102,639	102,158	0.7%
The Shade Store, LLC(6)	First lien senior secured delayed draw term loan	S+	7.00%	10/2029	10,580	10,395	10,580	0.1%
The Shade Store, LLC(7)(18)	First lien senior secured revolving loan	S+	6.00%	10/2028	2,592	2,419	2,322	—%
						487,546	465,689	3.1%
Telecommunications
CCI BUYER, INC. (dba Consumer Cellular)(7)(21)(22)	First lien senior secured loan	S+	4.00%	12/2027	39,589	$39,331	$39,573	0.3%
EOS Finco S.A.R.L(8)(23)	First lien senior secured loan	S+	6.00%	10/2029	66,435	63,444	44,512	0.3%
Level 3 Financing, Inc.(6)(22)(23)	First lien senior secured loan	S+	6.56%	04/2029	39,096	38,475	39,811	0.3%
Level 3 Financing, Inc.(6)(22)(23)	First lien senior secured loan	S+	6.56%	04/2030	39,096	38,382	39,800	0.3%
Park Place Technologies, LLC(6)	First lien senior secured loan	S+	5.25%	03/2031	85,961	85,170	85,531	0.6%
Park Place Technologies, LLC(6)(18)	First lien senior secured revolving loan	S+	5.25%	03/2030	2,900	2,812	2,850	—%
PPT Holdings III, LLC (dba Park Place Technologies)(17)	First lien senior secured loan		12.75% PIK	03/2034	30,329	29,669	29,950	0.2%
						297,283	282,027	2.0%
Transportation
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(18)	First lien senior secured loan	S+	5.00%	05/2030	139,256	$139,264	$139,256	1.0%
Motus Group, LLC(7)(22)	First lien senior secured loan	S+	4.00%	12/2028	7,443	7,443	7,498	0.1%
						146,707	146,754	1.1%
Total non-controlled/non-affiliated portfolio company debt investments						$24,876,159	$24,789,844	169.7%

Equity Investments
Asset based lending and fund finance
Amergin Asset Management, LLC(24)(26)	Class A Units		N/A	N/A	50,000,000	$1	$1,555	—%
						1	1,555	—%
Automotive services
CD&R Value Building Partners I, L.P. (dba Belron)(23)(24)(26)(33)	LP Interest		N/A	N/A	33,000	$31,934	$38,072	0.3%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(17)(24)	Series A Convertible Preferred Stock		7.00% PIK	N/A	12,951	13,662	13,887	0.1%
						45,596	51,959	0.4%
Buildings and real estate
Dodge Construction Network Holdings, L.P.(24)(26)	Class A-2 Common Units		N/A	N/A	143,963	$123	$20	—%
Dodge Construction Network Holdings, L.P.(7)(24)	Series A Preferred Units	S+	8.25%	N/A	—	3	2	—%
						126	22	—%
Business services
Denali Holding, LP (dba Summit Companies)(24)(26)	Class A Units		N/A	N/A	686,513	$7,076	$12,122	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(24)(26)(28)	Common Units		N/A	N/A	10,000	12	12	—%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(8)(24)	Perpetual Preferred Stock	S+	10.75% PIK	N/A	53,600	73,370	74,361	0.5%
						80,458	86,495	0.6%
Consumer products
ASP Conair Holdings LP(24)(26)	Class A Units		N/A	N/A	9,286	$929	$1,009	—%
						929	1,009	—%
Financial services

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Vestwell Holdings, Inc.(24)(26)	Series D Preferred Stock	N/A	N/A	50,726	$1,007	$1,000	—%
					1,007	1,000	—%
Food and beverage
Hissho Sushi Holdings, LLC(24)(26)	Class A Units	N/A	N/A	941,780	$7,536	$12,153	0.1%
					7,536	12,153	0.1%
Healthcare equipment and services
KPCI Holdings, L.P.(24)(26)	Class A Units	N/A	N/A	1,781	$2,313	$4,977	—%
Maia Aggregator, LP(24)(26)	Class A-2 Units	N/A	N/A	12,921,348	12,921	11,687	0.1%
Patriot Holdings SCSp (dba Corza Health, Inc.)(23)(24)(26)	Class B Units	N/A	N/A	17,221	180	71	—%
Patriot Holdings SCSp (dba Corza Health, Inc.)(17)(23)(24)	Class A Units	8.00% PIK	N/A	1,251	1,547	1,539	—%
Rhea Acquisition Holdings, LP(24)(26)	Series A-2 Units	N/A	N/A	11,964,286	11,964	14,493	0.1%
					28,925	32,767	0.2%
Healthcare providers and services
KOBHG Holdings, L.P. (dba OB Hospitalist)(24)(26)	Class A Interests	N/A	N/A	3,520	$3,520	$3,220	—%
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)(24)(26)	Class A Interest	N/A	N/A	1,205	12,048	13,657	0.1%
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)(17)(24)	Series A Preferred Stock	15.00% PIK	N/A	27,355	31,238	29,397	0.2%
XOMA Corporation(24)(26)	Warrants	N/A	N/A	54,000	369	629	—%
					47,175	46,903	0.3%
Healthcare technology
BEHP Co-Investor II, L.P.(23)(24)(26)	LP Interest	N/A	N/A	1,269,969	$1,042	$1,297	—%
Minerva Holdco, Inc.(17)(24)	Senior A Preferred Stock	10.75% PIK	N/A	100,000	134,843	131,874	0.9%
Orange Blossom Parent, Inc.(24)(26)	Common Units	N/A	N/A	16,667	1,667	1,664	—%
WP Irving Co-Invest, L.P.(23)(24)(26)	Partnership Units	N/A	N/A	1,250,000	960	1,276	—%
					138,512	136,111	0.9%
Household products
Walker Edison Holdco LLC(24)(26)	Common Units	N/A	N/A	29,167	$2,818	$—	—%
					2,818	—	—%
Human resource support services
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)(17)(24)	Series A Preferred Stock	10.50% PIK	N/A	12,750	$17,499	$13,999	0.1%
					17,499	13,999	0.1%
Insurance
Accelerate Topco Holdings, LLC(24)(26)	Common Units	N/A	N/A	91,805	$2,535	$4,379	—%
Evolution Parent, LP (dba SIAA)(24)(26)	LP Interest	N/A	N/A	2,703	270	307	—%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(24)(26)	LP Interest	N/A	N/A	42,053	427	420	—%
Hockey Parent Holdings, L.P.(24)(26)	Class A Common Units	N/A	N/A	25,000	25,000	27,932	0.2%
PCF Holdco, LLC (dba PCF Insurance Services)(24)(26)	Class A Units	N/A	N/A	6,047,390	15,336	28,252	0.2%
PCF Holdco, LLC (dba PCF Insurance Services)(24)(26)	Warrants	N/A	N/A	1,503,286	5,129	4,744	—%
PCF Holdco, LLC (dba PCF Insurance Services)(17)(24)	Preferred equity	15.00% PIK	N/A	24,943	17,979	22,262	0.2%
					66,676	88,296	0.6%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Internet software and services
AlphaSense, LLC(24)(26)	Series E Preferred Shares		N/A	N/A	16,929	$765	$760	—%
BCTO WIW Holdings, Inc. (dba When I Work)(24)(26)	Class A Common Stock		N/A	N/A	57,000	5,700	3,116	—%
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(24)(26)	Common Units		N/A	N/A	1,729,439	1,729	2,596	—%
Elliott Alto Co-Investor Aggregator L.P.(23)(24)(26)	LP Interest		N/A	N/A	6,530	6,572	10,170	0.1%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(23)(24)(26)	LP Interest		N/A	N/A	989	989	1,239	—%
Bird Holding B.V. (fka MessageBird Holding B.V.)(23)(24)(26)	Extended Series C Warrants		N/A	N/A	7,980	49	12	—%
Project Alpine Co-Invest Fund, LP(23)(24)(26)	LP Interest		N/A	N/A	17,000	17,012	22,325	0.2%
Project Hotel California Co-Invest Fund, L.P.(23)(24)(26)	LP Interest		N/A	N/A	3,522	3,525	4,056	—%
Thunder Topco L.P. (dba Vector Solutions)(24)(26)	Common Units		N/A	N/A	712,884	713	848	—%
WMC Bidco, Inc. (dba West Monroe)(17)(24)	Senior Preferred Stock		11.25% PIK	N/A	33,385	46,982	46,480	0.3%
Zoro TopCo, Inc.(7)(24)	Series A Preferred Equity	S+	9.50% PIK	N/A	16,562	20,992	21,503	0.1%
Zoro TopCo, L.P.(24)(26)	Class A Common Units		N/A	N/A	1,380,129	13,801	15,027	0.1%
						118,829	128,132	0.8%
Manufacturing
Gloves Holdings, LP (dba Protective Industrial Products)(24)(26)	LP Interest		N/A	N/A	1,000	$100	$118	—%
						100	118	—%
Specialty retail
Ideal Topco, L.P.(24)(26)	Class A-1 Preferred Units		N/A	N/A	4,756,098	4,756	4,376	—%
Ideal Topco, L.P.(24)(26)	Class A-2 Common Units		N/A	N/A	3,109,754	—	—	—%
						4,756	4,376	—%
Total non-controlled/non-affiliated portfolio company equity investments						$560,943	$604,895	4.0%
Total non-controlled/non-affiliated portfolio company investments						$25,437,102	$25,394,739	173.7%
Non-controlled/affiliated portfolio company investments
Debt Investments(5)
Education
Pluralsight, LLC(7)(30)	First lien senior secured loan	S+	7.50% PIK	08/2029	1,229	$1,229	$1,229	—%
Pluralsight, LLC(7)(18)(30)	First lien senior secured loan	S+	4.50%(1.50% PIK)	08/2029	1,195	1,195	1,195	—%
						2,424	2,424	—%
Total non-controlled/affiliated portfolio company debt investments						$2,424	$2,424	—%
Equity Investments
Education
Paradigmatic Holdco LLC (dba Pluralsight)(24)(26)(30)	Common stock		N/A	N/A	396,827	$1,053	$1,053	—%
						1,053	1,053	—%
Pharmaceuticals
LSI Financing 1 DAC(23)(24)(30)	Preferred equity		N/A	N/A	4,778	$4,828	$4,771	—%
						4,828	4,771	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(20)(29)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(25)	Fair Value	Percentage of Net Assets
Total non-controlled/affiliated portfolio company equity investments					$5,881	$5,824	—%
Total non-controlled/affiliated portfolio company investments					$8,305	$8,248	—%
Controlled/affiliated portfolio company investments
Debt Investments(5)
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(17)(18)(23)(31)	First lien senior secured loan	12.00%PIK	07/2030	45,106	$44,801	$45,106	0.3%
AAM Series 2.1 Aviation Feeder, LLC(17)(18)(23)(31)	First lien senior secured loan	12.00% PIK	11/2030	45,630	45,630	45,630	0.3%
					90,431	90,736	0.6%
Total controlled/affiliated portfolio company debt investments					$90,431	$90,736	0.6%
Equity Investments
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(18)(19)(23)(24)(26)(31)	LLC Interest	N/A	N/A	26,763	$26,766	$30,006	0.2%
AAM Series 2.1 Aviation Feeder, LLC(18)(19)(23)(24)(26)(31)	LLC Interest	N/A	N/A	25,601	25,641	32,050	0.2%
					52,407	62,056	0.4%
Insurance
Fifth Season Investments LLC(24)(27)(31)	Class A Units	N/A	N/A	28	$202,375	$223,274	1.5%
					202,375	223,274	1.5%
Joint ventures
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)(23)(24)(31)(33)	LLC Interest	N/A	N/A	314,808	$314,808	$311,609	2.1%
Blue Owl Credit SLF LLC(23)(24)(31)(33)	LLC Interest	N/A	N/A	4,270	4,270	4,294	—%
					319,078	315,903	2.1%
Pharmaceuticals
LSI Financing LLC(18)(19)(23)(24)(31)(33)	Common Equity	N/A	N/A	288,704	$288,704	$293,775	2.0%
					288,704	293,775	2.0%
Total controlled/affiliated portfolio company equity investments					$862,564	$895,008	6.0%
Total controlled/affiliated portfolio company investments					$952,995	$985,744	6.6%

Total non-controlled/non-affiliated misc. debt commitments(18)(34)(Note 7)					$(14,737)	$(9,837)	(0.1)%
Total Investments					$26,383,665	$26,378,894	180.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

	Interest Rate Swaps as of December 31, 2024
	Company Receives	Company Pays(c)	Maturity Date	Notional Amount	Fair Value	Upfront Payments/Receipts	Change in Unrealized Appreciation/(Depreciation)	Hedged Instrument	Footnote Reference
Interest rate swap(a)(b)	7.75%	S + 3.84%	9/16/2027	$600,000	$(703)	$—	$(7,206)	September 2027 Notes	Note 5
Cross-currency swap(a)(b)(e)	6.50%	S + 2.67%	10/23/2027	251,508	(20,635)	—	(20,635)	AUD 2027 Notes	Note 5
Interest rate swap(b)(d)	6.50%	B + 2.72%	10/23/2027	43,960	(47)	—	(47)	AUD 2027 Notes	Note 5
Interest rate swap(a)(b)	7.95%	S + 3.79%	5/13/2028	650,000	502	—	502	June 2028 Notes	Note 5
Interest rate swap(a)(b)	7.75%	S + 3.65%	1/15/2029	550,000	(399)	—	(12,546)	January 2029 Notes	Note 5
Interest rate swap(a)(b)	6.60%	S + 2.34%	8/15/2029	500,000	3,745	—	3,745	September 2029 Notes	Note 5
Interest rate swap(a)(b)	5.80%	S + 2.62%	2/15/2030	1,000,000	(44,519)	—	(44,519)	March 2030 Notes	Note 5
Interest rate swap(a)(b)	6.65%	S + 2.90%	1/15/2031	750,000	(14,239)	—	(14,239)	March 2031 Notes	Note 5
Total				$4,345,468	$(76,295)	$—	$(94,945)
__________________
(a)Contains a variable rate structure. Bears interest at a rate determined by SOFR.
(b)Instrument is used in a hedge accounting relationship. The associated change in fair value is recorded along with the change in fair value of the hedging item within interest expense.
(c)The Company has an International Swaps and Derivatives Association (“ISDA”) agreement with Goldman Sachs Bank USA.
(d)Contains a variable rate structure. Bears interest at a rate determined by BBSY.
(e)The associated change in foreign exchange rate of derivative is recorded along with the change in foreign exchange rate of the note within translation of assets and liabilities in foreign currencies.
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Overnight Repo Rate Average (“CORRA” or “C”) (which can include one- or three-month CORRA), Australian Bank Bill Swap Bid Rate (“BBSY” or “B”) (which can include one-, three-, or six-month BBSY), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these investments is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(7)The interest rate on these investments is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(8)The interest rate on these investments is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(9)The interest rate on these investments is subject to 12 month SOFR, which as of December 31, 2024 was 4.18%.
(10)The interest rate on these investments is subject to 3 month CORRA, which as of December 31, 2024 was 3.15%.
(11)The interest rate on these investments is subject to 1 month EURIBOR, which as of December 31, 2024 was 2.85%.
(12)The interest rate on these investments is subject to 3 month EURIBOR, which as of December 31, 2024 was 2.71%.
(13)The interest rate on these investments is subject to 6 month EURIBOR, which as of December 31, 2024 was 2.57%.
(14)The interest rate on these investments is subject to 3 month BBSY, which as of December 31, 2024 was 4.42%.
(15)The interest rate on these investments is subject to SONIA, which as of December 31, 2024 was 4.70%.
(16)The interest rate on these investments is subject to Prime, which as of December 31, 2024 was 7.50%.
(17)Investment does not contain a variable rate structure.
(18)Position or portion thereof is a partially unfunded debt or equity commitment. See Note 7 “Commitments and Contingencies”.

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Non-controlled/non-affiliated - delayed draw debt commitments
ACR Group Borrower, LLC	First lien senior secured delayed draw term loan	5/2025	$733	$100	$—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Aerosmith Bidco 1 Limited (dba Audiotonix)	First lien senior secured delayed draw term loan	7/2027	—	108,341	(85)
AI Titan Parent, Inc. (dba Prometheus Group)	First lien senior secured delayed draw term loan	9/2026	—	6,792	(34)
Alera Group, Inc.	First lien senior secured delayed draw term loan	11/2025	43,250	2,446	—
AlphaSense, Inc.	First lien senior secured delayed draw term loan	6/2029	—	716	(7)
AlphaSense, Inc.	First lien senior secured delayed draw term loan	12/2025	—	707	(7)
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	6/2026	15,740	16,715	—
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2027	—	5,333	(13)
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	3/2025	—	5,562	—
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	6/2026	—	2,688	—
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured delayed draw term loan	1/2026	1,419	3,974	—
Artifact Bidco, Inc. (dba Avetta)	First lien senior secured delayed draw term loan	7/2027	—	3,793	—
Associations, Inc.	First lien senior secured delayed draw term loan	7/2028	5,288	26,398	—
Baker Tilly Advisory Group, L.P.	First lien senior secured delayed draw term loan	6/2026	—	14,940	—
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	11/2026	—	26,912	—
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	3/2025	8,941	6,173	—
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	10/2025	4,568	21,926	—
Belmont Buyer, Inc. (dba Valenz)	First lien senior secured delayed draw term loan	1/2026	—	11,083	—
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)	First lien senior secured delayed draw term loan	10/2025	1,109	4,049	—
BTRS HOLDINGS INC. (dba Billtrust)	First lien senior secured delayed draw term loan	12/2028	913	4	—
Capstone Acquisition Holdings, Inc.	First lien senior secured delayed draw term loan	8/2026	—	1,789	—
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)	First lien senior secured delayed draw term loan	1/2026	6,205	8,530	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	689	—
CMG HoldCo, LLC (dba Crete United)	First lien senior secured delayed draw term loan	10/2026	—	10,141	(101)
CMG HoldCo, LLC (dba Crete United)	First lien senior secured delayed draw term loan	11/2025	14,420	10,916	—
Computer Services, Inc. (dba CSI)	First lien senior secured delayed draw term loan	2/2026	—	25,566	—
CoreTrust Purchasing Group LLC	First lien senior secured delayed draw term loan	5/2026	—	23,639	—
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	8/2025	—	2,174	—
Cresset Capital Management, LLC	First lien senior secured delayed draw term loan	9/2025	—	7,612	—
Cresset Capital Management, LLC	First lien senior secured delayed draw term loan	6/2026	—	4,478	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)	First lien senior secured delayed draw term loan	8/2026	—	12,046	(30)
Databricks, Inc.	First lien senior secured delayed draw term loan	7/2026	—	16,531	(83)
DCG ACQUISITION CORP. (dba DuBois Chemical)	First lien senior secured delayed draw term loan	6/2026	—	15,899	—
Diamond Mezzanine 24 LLC (dba United Risk)	First lien senior secured delayed draw term loan	10/2026	—	24,700	—
Dresser Utility Solutions, LLC	First lien senior secured delayed draw term loan	9/2025	—	7,537	—
DuraServ LLC	First lien senior secured delayed draw term loan	6/2026	24,034	24,418	—
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured delayed draw term loan	4/2026	—	8,523	—
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	12/2025	—	8,048	(60)
Essential Services Holding Corporation (dba Turnpoint)	First lien senior secured delayed draw term loan	6/2026	—	6,970	(35)
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	12/2025	727	3,671	—
Faraday Buyer, LLC (dba MacLean Power Systems)	First lien senior secured delayed draw term loan	11/2025	—	14,307	—
FR Flow Control CB LLC (dba Trillium Flow Technologies)	First lien senior secured delayed draw term loan	6/2026	—	28,307	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	8/2025	464	4,536	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	2/2026	354	896	—
Galls, LLC	First lien senior secured delayed draw term loan	3/2026	4,312	34,926	—
Galway Borrower LLC	First lien senior secured delayed draw term loan	7/2026	895	48,838	—
Gehl Foods, LLC	First lien senior secured delayed draw term loan	12/2025	3,639	5,458	—
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured delayed draw term loan	4/2025	1,724	14,090	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured delayed draw term loan	3/2026	72	254	—
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured delayed draw term loan	7/2026	—	13,434	—
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured delayed draw term loan	12/2025	375	6,194	—
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	1/2025	—	1,780	—
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	4/2026	—	22,020	—
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	8/2026	—	53,446	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured delayed draw term loan	6/2026	—	5,079	(127)
Kaseya Inc.	First lien senior secured delayed draw term loan	6/2025	847	3,230	—
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured delayed draw term loan	2/2026	777	6,695	—
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	11/2025	73	6,054	—
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)	First lien senior secured delayed draw term loan	9/2026	344	51,256	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured delayed draw term loan	5/2025	19,608	27,285	—
Litera Bidco LLC	First lien senior secured delayed draw term loan	11/2026	4,485	5,067	—
Litera Bidco LLC	First lien senior secured delayed draw term loan	5/2027	—	3,981	(10)
ManTech International Corporation	First lien senior secured delayed draw term loan	6/2025	—	2,164	—
Maple Acquisition, LLC (dba Medicus)	First lien senior secured delayed draw term loan	5/2026	—	20,448	—
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured delayed draw term loan	10/2025	2,659	24,114	—
Minotaur Acquisition, Inc. (dba Inspira Financial)	First lien senior secured delayed draw term loan	5/2026	—	41,960	—
Monotype Imaging Holdings Inc.	First lien senior secured delayed draw term loan	2/2026	3,268	10,759	—
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR delayed draw term loan	3/2027	—	22,358	(279)
Nelipak Holding Company	First lien senior secured delayed draw term loan	3/2027	—	11,787	(147)
OneOncology, LLC	First lien senior secured delayed draw term loan	10/2026	35,851	35,494	—
Paris US Holdco, Inc. (dba Precinmac)	First lien senior secured delayed draw term loan	12/2026	—	18,063	(90)
Park Place Technologies, LLC	First lien senior secured delayed draw term loan	9/2025	—	13,490	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured delayed draw term loan	8/2025	13,680	3,429	—
PDI TA Holdings, Inc.	First lien senior secured delayed draw term loan	2/2026	8,328	6,584	—
PerkinElmer U.S. LLC	First lien senior secured delayed draw term loan	5/2026	21,371	7,141	—
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	11/2025	—	31,691	(1,030)
Plasma Buyer LLC (dba PathGroup)	First lien senior secured delayed draw term loan	9/2025	3,247	816	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	5/2026	56,865	102,734	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	5,667	—
RL Datix Holdings (USA), Inc.	First lien senior secured delayed draw term loan	4/2027	—	14,908	—
Salinger Bidco Inc. (dba Surgical Information Systems)	First lien senior secured delayed draw term loan	8/2026	—	5,742	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured EUR delayed draw term loan	9/2025	172	834	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured delayed draw term loan	9/2025	790	3,987	—
Severin Acquisition, LLC (dba PowerSchool)	First lien senior secured delayed draw term loan	10/2027	—	27,209	(136)
Simplicity Financial Marketing Group Holdings, Inc.	First lien senior secured delayed draw term loan	12/2026	—	40,238	(201)
Smarsh Inc.	First lien senior secured delayed draw term loan	2/2025	10,381	10,381	—
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	6/2026	3,592	41,416	—
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	7/2025	10,526	20,889	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured delayed draw term loan	10/2026	—	7,482	—
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured delayed draw term loan	10/2027	—	17,957	(45)
STS PARENT, LLC (dba STS Aviation Group)	First lien senior secured delayed draw term loan	10/2026	—	37,550	(94)
TBRS, Inc. (dba TEAM Technologies)	First lien senior secured delayed draw term loan	11/2026	—	37,652	(94)
THG Acquisition, LLC (dba Hilb)	First lien senior secured delayed draw term loan	10/2026	—	20,716	(104)
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured delayed draw term loan	10/2026	—	27,432	—
Troon Golf, L.L.C.	First lien senior secured delayed draw term loan	9/2026	27,449	27,449	—
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	3/2026	62,572	9,208	—
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	10/2026	—	53,400	(200)
USIC Holdings, Inc.	First lien senior secured delayed draw term loan	9/2026	148	2,089	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured delayed draw term loan	8/2026	—	13,971	—
Vensure Employer Services, Inc.	First lien senior secured delayed draw term loan	9/2031	—	34,388	(189)
Vessco Midco Holdings, LLC	First lien senior secured delayed draw term loan	7/2026	6,290	17,595	—
Walker Edison Furniture Company LLC	First lien senior secured delayed draw term loan	3/2027	966	216	—
Zendesk, Inc.	First lien senior secured delayed draw term loan	11/2025	—	35,425	—
Non-controlled/affiliated - delayed draw debt commitments
Pluralsight, LLC	First lien senior secured delayed draw term loan	8/2029	—	496	—
Non-controlled/non-affiliated - revolving debt commitments
ACR Group Borrower, LLC	First lien senior secured revolving loan	3/2026	—	875	(15)
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	7/2029	—	352	—
Aerosmith Bidco 1 Limited (dba Audiotonix)	First lien senior secured revolving loan	7/2030	—	44,919	(112)
AI Titan Parent, Inc. (dba Prometheus Group)	First lien senior secured revolving loan	8/2031	—	4,245	(42)
AmeriLife Holdings LLC	First lien senior secured revolving loan	8/2028	—	16,273	(81)
Anaplan, Inc.	First lien senior secured revolving loan	6/2028	—	16,528	—
Appfire Technologies, LLC	First lien senior secured revolving loan	3/2028	117	1,516	—
Aptean Acquiror, Inc. (dba Aptean)	First lien senior secured revolving loan	1/2031	—	7,282	(18)
Artifact Bidco, Inc. (dba Avetta)	First lien senior secured revolving loan	7/2030	—	2,710	(14)
Ascend Buyer, LLC (dba PPC Flexible Packaging)	First lien senior secured revolving loan	9/2027	1,702	3,404	—
Associations, Inc.	First lien senior secured revolving loan	7/2028	12,695	12,695	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Avalara, Inc.	First lien senior secured revolving loan	10/2028	—	7,045	—
AWP Group Holdings, Inc.	First lien senior secured revolving loan	12/2030	290	5,515	—
Azurite Intermediate Holdings, Inc. (dba Alteryx, Inc.)	First lien senior secured revolving loan	3/2031	—	1,995	(15)
Baker Tilly Advisory Group, L.P.	First lien senior secured revolving loan	6/2030	—	20,935	(105)
Bamboo US BidCo LLC	First lien senior secured revolving loan	10/2029	—	20,128	—
Bayshore Intermediate #2, L.P. (dba Boomi)	First lien senior secured revolving loan	10/2027	—	18,336	—
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured revolving loan	8/2026	3,103	1,552	—
BCPE Pequod Buyer, Inc. (dba Envestnet)	First lien senior secured revolving loan	11/2029	—	16,634	(83)
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	12/2026	—	161	—
Belmont Buyer, Inc. (dba Valenz)	First lien senior secured revolving loan	6/2029	2,217	4,433	—
Blast Bidco Inc. (dba Bazooka Candy Brands)	First lien senior secured revolving loan	10/2029	—	4,179	—
Brightway Holdings, LLC	First lien senior secured revolving loan	12/2027	842	1,263	—
Broadcast Music, Inc. (fka Otis Merger Sub, Inc.)	First lien senior secured revolving loan	2/2030	—	6,271	(47)
BTRS HOLDINGS INC. (dba Billtrust)	First lien senior secured revolving loan	12/2028	434	723	—
Canadian Hospital Specialties Limited	First lien senior secured revolving loan	4/2027	255	158	—
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured revolving loan	8/2027	303	577	—
Certinia Inc.	First lien senior secured revolving loan	8/2029	—	4,412	—
CHA Vision Holdings, Inc. (fka FR Vision Holdings, Inc.)	First lien senior secured revolving loan	1/2030	—	3,692	—
CivicPlus, LLC	First lien senior secured revolving loan	8/2027	—	2,244	—
CMG HoldCo, LLC (dba Crete United)	First lien senior secured revolving loan	5/2028	1,442	7,211	—
CoreTrust Purchasing Group LLC	First lien senior secured revolving loan	10/2029	—	14,183	—
Coupa Holdings, LLC	First lien senior secured revolving loan	2/2029	—	1,664	—
CPM Holdings, Inc.	First lien senior secured revolving loan	6/2028	—	5,000	(161)
Creek Parent, Inc. (dba Catalent)	First lien senior secured revolving loan	12/2031	—	42,297	(740)
Cresset Capital Management, LLC	First lien senior secured revolving loan	6/2029	—	2,239	—
Crewline Buyer, Inc. (dba New Relic)	First lien senior secured revolving loan	11/2030	—	17,226	(215)
CT Technologies Intermediate Holdings, Inc. (& Smart Holdings Corp.) (dba Datavant)	First lien senior secured revolving loan	8/2031	—	30,115	(75)
D4C Dental Brands, Inc.	First lien senior secured revolving loan	11/2029	—	11,346	(113)
DCG ACQUISITION CORP. (dba DuBois Chemical)	First lien senior secured revolving loan	6/2031	—	15,899	(79)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured revolving loan	9/2027	—	9,963	—
Diamond Mezzanine 24 LLC (dba United Risk)*	First lien senior secured revolving loan	10/2030	6,175	—	—
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	3/2029	—	91	(1)
Dresser Utility Solutions, LLC	First lien senior secured revolving loan	3/2029	—	10,552	(26)
DuraServ LLC	First lien senior secured revolving loan	6/2030	—	24,256	(121)
Eagle Family Foods Group LLC	First lien senior secured revolving loan	8/2030	—	20,344	(102)
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	11/2027	—	3,387	—
Entrata, Inc.	First lien senior secured revolving loan	7/2028	—	513	—
Essential Services Holding Corporation (dba Turnpoint)	First lien senior secured revolving loan	6/2030	—	4,357	(44)
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured revolving loan	4/2027	—	676	—
Fiesta Purchaser, Inc. (dba Shearer's Foods)	First lien senior secured revolving loan	2/2029	—	16,615	(3)
Finastra USA, Inc.	First lien senior secured revolving loan	9/2029	10,631	6,461	—
Forescout Technologies, Inc.	First lien senior secured revolving loan	5/2030	—	1,320	(7)
Formerra, LLC	First lien senior secured revolving loan	11/2028	—	526	(7)
Fortis Solutions Group, LLC	First lien senior secured revolving loan	10/2027	2,361	4,385	—
FR Flow Control CB LLC (dba Trillium Flow Technologies)	First lien senior secured revolving loan	12/2029	—	23,160	(174)
Fullsteam Operations, LLC	First lien senior secured revolving loan	11/2029	—	500	—
Galls, LLC	First lien senior secured revolving loan	3/2030	—	15,697	—
Galway Borrower LLC	First lien senior secured revolving loan	9/2028	524	5,742	—
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	12/2027	2,066	1,907	—
Gerson Lehrman Group, Inc.	First lien senior secured revolving loan	12/2027	—	8,404	(21)
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured revolving loan	4/2029	4,274	6,807	—
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured revolving loan	10/2027	195	1,478	—
Granicus, Inc.	First lien senior secured revolving loan	1/2031	—	4,633	—
GS Acquisitionco, Inc. (dba insightsoftware)	First lien senior secured revolving loan	5/2028	—	247	(2)
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured revolving loan	12/2026	—	96	—
Hissho Parent, LLC	First lien senior secured revolving loan	5/2029	—	11,009	—
Home Service TopCo IV, Inc.	First lien senior secured revolving loan	12/2027	—	3,359	—
Hyland Software, Inc.	First lien senior secured revolving loan	9/2029	—	6,978	—
Icefall Parent, Inc. (dba EngageSmart)	First lien senior secured revolving loan	1/2030	—	2,749	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Ideal Image Development, LLC	First lien senior secured revolving loan	2/2029	732	183	—
Ideal Image Development, LLC*	First lien senior secured revolving loan	2/2029	33	—	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	4/2028	—	8,630	—
IG Investments Holdings, LLC (dba Insight Global)	First lien senior secured revolving loan	9/2028	—	4,866	—
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured revolving loan	5/2028	—	12,700	—
Indikami Bidco, LLC (dba IntegriChain)	First lien senior secured revolving loan	6/2030	1,689	3,003	—
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	7/2029	—	5,934	—
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	8/2028	—	17,886	—
Intelerad Medical Systems Incorporated (fka 11849573 Canada Inc.)*	First lien senior secured revolving loan	8/2026	2,049	—	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	3/2028	313	5,705	—
IRI Group Holdings, Inc. (f/k/a Circana Group, L.P. (f/k/a The NPD Group, L.P.))	First lien senior secured revolving loan	12/2027	2,517	11,750	—
JS Parent, Inc. (dba Jama Software)	First lien senior secured revolving loan	4/2031	—	88	—
KABAFUSION Parent, LLC	First lien senior secured revolving loan	11/2031	—	8,903	(89)
Kaseya Inc.	First lien senior secured revolving loan	6/2029	1,097	3,256	—
KENE Acquisition, Inc. (dba Entrust Solutions Group)	First lien senior secured revolving loan	2/2031	—	2,242	(28)
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured revolving loan	7/2029	—	10,944	—
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)	First lien senior secured revolving loan	12/2029	—	23,568	—
KWOR Acquisition, Inc. (dba Alacrity Solutions)*	First lien senior secured revolving loan	12/2027	3,415	—	—
Lakefield Acquisition Corp. (dba Lakefield Veterinary Group)	First lien senior secured revolving loan	9/2029	—	8,600	(43)
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured revolving loan	5/2029	—	11,685	—
Lignetics Investment Corp.	First lien senior secured revolving loan	11/2026	8,412	3,059	—
Litera Bidco LLC	First lien senior secured revolving loan	5/2028	—	2,266	(6)
Magnet Forensics, LLC (f/k/a Grayshift, LLC)	First lien senior secured revolving loan	7/2028	—	2,419	—
ManTech International Corporation	First lien senior secured revolving loan	9/2028	—	1,806	—
Maple Acquisition, LLC (dba Medicus)	First lien senior secured revolving loan	5/2030	—	15,336	—
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured revolving loan	4/2028	2,411	5,627	—
MHE Intermediate Holdings, LLC (dba OnPoint Group)	First lien senior secured revolving loan	7/2027	714	2,857	—
Milan Laser Holdings LLC	First lien senior secured revolving loan	4/2026	—	2,553	—
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	12/2027	—	4,746	(36)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Minotaur Acquisition, Inc. (dba Inspira Financial)	First lien senior secured revolving loan	6/2030	—	25,814	(129)
Mitnick Corporate Purchaser, Inc.	First lien senior secured revolving loan	5/2027	1,700	7,675	—
Monotype Imaging Holdings Inc.	First lien senior secured revolving loan	2/2030	—	21,041	(53)
Natural Partners, LLC	First lien senior secured revolving loan	11/2027	—	11,814	(59)
NELIPAK EUROPEAN HOLDINGS COÖPERATIEF U.A.	First lien senior secured EUR revolving loan	3/2031	1,367	2,803	—
Nelipak Holding Company	First lien senior secured revolving loan	3/2031	3,695	5,102	—
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	8/2029	—	4,118	—
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	9/2028	—	558	—
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured revolving loan	5/2027	—	5,282	(581)
OAC Holdings I Corp. (dba Omega Holdings)	First lien senior secured revolving loan	3/2028	—	2,572	(19)
OB Hospitalist Group, Inc.	First lien senior secured revolving loan	9/2027	—	7,993	(20)
Ole Smoky Distillery, LLC	First lien senior secured revolving loan	3/2028	—	3,302	(25)
OneOncology, LLC	First lien senior secured revolving loan	6/2029	—	14,269	—
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	2/2029	—	10,148	—
Paris US Holdco, Inc. (dba Precinmac)	First lien senior secured revolving loan	12/2031	—	9,032	(90)
Park Place Technologies, LLC	First lien senior secured revolving loan	3/2030	2,900	7,217	—
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured revolving loan	1/2028	—	88	—
PDI TA Holdings, Inc.	First lien senior secured revolving loan	2/2031	—	6,560	(66)
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured revolving loan	11/2027	—	2,570	—
PetVet Care Centers, LLC	First lien senior secured revolving loan	11/2029	—	33,258	(1,413)
Phantom Purchaser, Inc.	First lien senior secured revolving loan	9/2031	—	11,437	(86)
Ping Identity Holding Corp.	First lien senior secured revolving loan	10/2028	—	6,597	—
Plasma Buyer LLC (dba PathGroup)	First lien senior secured revolving loan	5/2028	6,853	5,384	—
PPV Intermediate Holdings, LLC	First lien senior secured revolving loan	8/2029	—	11,854	—
Premise Health Holding Corp.	First lien senior secured revolving loan	2/2030	—	8,191	(20)
Pye-Barker Fire & Safety, LLC	First lien senior secured revolving loan	5/2030	4,213	29,489	—
QAD, Inc.	First lien senior secured revolving loan	11/2027	—	6,000	(15)
Quva Pharma, Inc.	First lien senior secured revolving loan	4/2026	382	73	—
Relativity ODA LLC	First lien senior secured revolving loan	5/2029	—	2,797	(7)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Rhea Parent, Inc.	First lien senior secured revolving loan	12/2030	—	43,315	(433)
RL Datix Holdings (USA), Inc.	First lien senior secured revolving loan	10/2030	1,650	11,403	—
SailPoint Technologies Holdings, Inc.	First lien senior secured revolving loan	8/2028	—	5,718	—
Salinger Bidco Inc. (dba Surgical Information Systems)	First lien senior secured revolving loan	5/2031	—	5,742	(14)
Securonix, Inc.	First lien senior secured revolving loan	4/2028	120	5,219	—
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	5/2028	13,312	7,249	—
Severin Acquisition, LLC (dba PowerSchool)	First lien senior secured revolving loan	10/2031	—	16,326	(163)
Simplicity Financial Marketing Group Holdings, Inc.	First lien senior secured revolving loan	12/2031	—	20,119	(201)
Smarsh Inc.	First lien senior secured revolving loan	2/2029	332	498	—
Soliant Lower Intermediate, LLC (dba Soliant)	First lien senior secured revolving loan	6/2031	—	15,556	(156)
Sonny's Enterprises, LLC	First lien senior secured revolving loan	8/2027	6,475	19,426	—
Southern Air & Heat Holdings, LLC	First lien senior secured revolving loan	10/2027	62	220	—
Spaceship Purchaser, Inc. (dba Squarespace)	First lien senior secured revolving loan	10/2031	—	14,965	(75)
Spotless Brands, LLC	First lien senior secured revolving loan	7/2028	—	2,244	(6)
STS PARENT, LLC (dba STS Aviation Group)	First lien senior secured revolving loan	10/2030	6,947	8,073	—
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured revolving loan	3/2029	—	5,579	(167)
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured revolving loan	3/2028	—	5,336	(27)
TBRS, Inc. (dba TEAM Technologies)	First lien senior secured revolving loan	11/2030	1,255	19,662	—
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	4/2027	—	16,473	—
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured revolving loan	8/2027	—	5,159	—
The Shade Store, LLC	First lien senior secured revolving loan	10/2028	2,592	8,209	—
THG Acquisition, LLC (dba Hilb)	First lien senior secured revolving loan	10/2031	769	9,589	—
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured revolving loan	6/2027	—	1,021	—
Troon Golf, L.L.C.	First lien senior secured revolving loan	8/2028	—	27,449	—
Truist Insurance Holdings, LLC	First lien senior secured revolving loan	5/2029	—	7,019	—
Unified Women's Healthcare, LP	First lien senior secured revolving loan	6/2029	—	8,120	—
USIC Holdings, Inc.	First lien senior secured revolving loan	9/2031	1,104	3,725	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured revolving loan	12/2029	—	4,975	—
Velocity HoldCo III Inc. (dba VelocityEHS)	First lien senior secured revolving loan	4/2026	—	142	—
Vessco Midco Holdings, LLC	First lien senior secured revolving loan	7/2031	—	7,962	(40)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(34)
Vital Bidco AB (dba Vitamin Well)	First lien senior secured revolving loan	10/2030	12,908	40,004	—
Walker Edison Furniture Company LLC*	First lien senior secured revolving loan	3/2027	1,333	—	—
When I Work, Inc.	First lien senior secured revolving loan	11/2027	—	4,164	(146)
Zendesk, Inc.	First lien senior secured revolving loan	11/2028	—	14,587	—
Non-controlled/affiliated - revolving debt commitments
Pluralsight, LLC	First lien senior secured revolving loan	8/2029	—	198	—
Controlled/affiliated - equity commitments
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC	LLC Interest	N/A	26,763	59,032	—
AAM Series 2.1 Aviation Feeder, LLC	LLC Interest	N/A	25,601	27,444	—
LSI Financing LLC	Common Equity	N/A	288,704	5,738	—
Total Portfolio Company Commitments			$917,516	$3,192,745	$(9,837)
___________________
*Fully Funded
(19)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(20)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(21)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(22)Level 2 Investment.
(23)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2024, non-qualifying assets represented 13.2% of total assets as calculated in accordance with the regulatory requirements.
(24)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of December 31, 2024, the aggregate fair value of these securities is $1.51 billion, or 10.4% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC	Class A Units	July 1, 2022
ASP Conair Holdings LP	Class A Units	May 17, 2021
AlphaSense, LLC	Series E Preferred Shares	June 27, 2024
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Blue Owl Credit SLF LLC*	LLC Interest	May 6, 2024
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Denali Holding, LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	February 23, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	February 23, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC**	Class A Units	October 17, 2022
Gloves Holdings, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)

Portfolio Company	Investment	Acquisition Date
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Hockey Parent Holdings, L.P.	Class A Units	September 14, 2023
Ideal Topco, L.P.	Class A-1 Preferred Units	February 20, 2024
Ideal Topco, L.P.	Class A-2 Common Units	February 20, 2024
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)	Perpetual Preferred Stock	June 22, 2022
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020
KWOL Acquisition Inc. (dba Worldwide Clinical Trials)	Class A Interest	December 12, 2023
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
LSI Financing LLC**	Common Equity	November 25, 2024
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
Bird Holding B.V. (fka MessageBird Holding B.V.)	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Series A Preferred Stock	February 14, 2022
Orange Blossom Parent, Inc.	Common Equity	July 29, 2022
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Series A Preferred Units	February 16, 2023
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Units	November 1, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Unit Warrants	February 16, 2023
Paradigmatic Holdco LLC (dba Pluralsight)	Common stock	August 22, 2024
Project Alpine Co-Invest Fund, LP	LP Interest	June 13, 2022
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquisition Holdings, LP	Series A-2 Units	February 18, 2022
Romulus Intermediate Holdings 1 Inc. (dba PetVet Care Centers)	Series A Preferred Stock	November 15, 2023
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand, Inc.)	Series A Preferred Stock	October 14, 2021
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
Vestwell Holdings, Inc.	Series D Preferred Stock	December 20, 2023
Walker Edison Holdco LLC	Common Equity	March 1, 2023
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 9, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
XOMA Corporation	Warrants	December 15, 2023
Zoro TopCo, L.P.	Class A Common Units	November 22, 2022
Zoro TopCo, Inc.	Series A Preferred Stock	November 22, 2022
__________________
*Refer to Note 4 “Investments - OCIC SLF LLC” and “Investments - Blue Owl Credit SLF LLC”, for further information.
**Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
(25)As of December 31, 2024, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $52.6 million based on a tax cost basis of $26.3 billion. As of December 31, 2024, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $182.9 million. As of December 31, 2024, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $235.5 million.
(26)Investment is non-income producing.
(27)Investment is not pledged as collateral under the Company’s Amended and Restated Senior Secured Revolving Credit Agreement (the “Revolving Credit Facility”, credit facilities to which certain of our subsidiaries are parties (the “SPV Asset Facilities”) and collateral loan obligation transactions (“CLOs”).
(28)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(29)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facilities and CLOs. See Note 5 “Debt”.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2024
(Amounts in thousands, except share amounts)
(30)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the period ended December 31, 2024 were as follows:

Company	Fair value as of December 31, 2023	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2024	Dividend Income	Interest and PIK Income	Other Income
LSI Financing 1 DAC	$78,406	$22,288	$(100,694)	$(6,093)	$10,864	$4,771	$486	$74	$—
Pluralsight, LLC	—	3,477	—	—	—	3,477	—	96	—
Total	$78,406	$25,765	$(100,694)	$(6,093)	$10,864	$8,248	$486	$170	$—
________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(31)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investments in controlled affiliates for the period ended December 31, 2024 were as follows:

Company	Fair value as of December 31, 2023	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2024	Dividend Income	Interest and PIK Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC(c)	$78,476	$50,774	$(57,983)	$6,413	$—	$77,680	$—	$4,970	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(c)	64,839	10,236	(3,475)	3,512	—	75,112	—	5,035	—
Blue Owl Credit SLF LLC	—	11,781	(7,510)	23	—	4,294	80	—	—
Fifth Season Investments LLC	156,794	115,658	(70,093)	20,915	—	223,274	23,832	—	—
LSI Financing LLC	—	397,270	(108,567)	5,072	—	293,775	1,511	—	—
OCIC SLF LLC (fka Blue Owl Credit Income Senior Loan Fund LLC)	273,441	53,375	—	(15,207)	—	311,609	53,039	—	—
Total	$573,550	$639,094	$(247,628)	$20,728	$—	$985,744	$78,462	$10,005	$—
_________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to PIK interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(32)Investment was on non-accrual status as of December 31, 2024.
(33)Investment measured at net asset value (“NAV”).
(34)The negative cost and fair value results from unamortized fees, which are capitalized to the investment cost of unfunded commitments.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Non-controlled/non-affiliated portfolio company investments
Debt Investments(5)
Advertising and media
Circana Group, L.P. (fka The NPD Group, L.P.)(6)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	12/2028	228,310	$224,505	$226,027	2.5%
Circana Group, L.P. (fka The NPD Group, L.P.)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	12/2027	2,568	2,359	2,425	—%
Global Music Rights, LLC(7)	First lien senior secured loan	SR +	5.50%	08/2028	82,688	81,483	82,688	0.9%
						308,347	311,140	3.4%
Aerospace and defense
Bleriot US Bidco, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	10/2028	11,861	$11,802	$11,898	0.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(6)(20)	First lien senior secured loan	SR +	4.00%	08/2028	3,881	3,842	3,888	—%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(6)(20)	First lien senior secured loan	SR +	4.00%	04/2026	9,055	8,963	9,073	0.1%
ManTech International Corporation(7)	First lien senior secured loan	SR +	5.75%	09/2029	14,039	13,797	13,933	0.2%
ManTech International Corporation(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	1,190	1,152	1,181	—%
Peraton Corp.(6)(20)	First lien senior secured loan	SR +	3.75%	02/2028	22,530	22,500	22,558	0.3%
Peraton Corp.(7)(20)	Second lien senior secured loan	SR +	7.75%	02/2029	4,831	4,779	4,794	0.1%
Transdigm Inc.(7)(20)	First lien senior secured loan	SR +	3.25%	02/2031	10,000	9,975	10,038	0.1%
						76,810	77,363	0.9%
Automotive
Holley Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	11/2028	2,282	$2,271	$2,195	—%
Mavis Tire Express Services Topco Corp.(6)(20)	First lien senior secured loan	SR +	4.00%	05/2028	9,750	9,717	9,755	0.1%
OAC Holdings I Corp. (dba Omega Holdings)(6)	First lien senior secured loan	SR +	5.00%	03/2029	9,050	8,904	8,891	0.1%
Power Stop, LLC(6)(19)	First lien senior secured loan	SR +	4.75%	01/2029	29,474	29,245	27,484	0.3%
Spotless Brands, LLC(7)	First lien senior secured loan	SR +	6.50%	07/2028	53,895	53,023	53,491	0.6%
Spotless Brands, LLC(6)(15)	First lien senior secured revolving loan	SR +	6.50%	07/2028	316	293	305	—%
						103,453	102,121	1.1%
Asset based lending and fund finance
Hg Genesis 9 Sumoco Limited(10)(21)	Unsecured facility	E +	7.00% PIK	03/2027	€128,625	$140,872	$142,086	1.6%
Hg Saturn Luchaco Limited(12)(21)	Unsecured facility	SA +	7.50% PIK	03/2026	£1,765	2,377	2,250	—%
						143,249	144,336	1.6%
Buildings and real estate
Associations, Inc.(7)(15)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	07/2027	191,382	$189,916	$190,422	2.2%
Associations, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.50%	07/2027	1,706	1,678	1,682	—%
CoreLogic Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	06/2028	36,669	36,109	35,591	0.4%
Cushman & Wakefield U.S. Borrower, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2025	1,233	1,218	1,230	—%
Dodge Construction Network, LLC(7)(20)	First lien senior secured loan	SR +	4.75%	02/2029	16,942	16,742	13,045	0.1%
RealPage, Inc.(6)(20)	First lien senior secured loan	SR +	3.00%	04/2028	14,059	14,046	13,931	0.2%
RealPage, Inc.(6)(20)	Second lien senior secured loan	SR +	6.50%	04/2029	27,500	27,188	27,430	0.3%
Wrench Group LLC(7)(20)	First lien senior secured loan	SR +	4.00%	04/2026	10,436	10,339	10,445	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Wrench Group LLC(7)	First lien senior secured loan	SR +	4.50%	04/2026	16,915	16,655	16,915	0.2%
						313,891	310,691	3.5%
Business services
Access CIG, LLC(7)(20)	First lien senior secured loan	SR +	5.00%	08/2028	79,800	$77,919	$79,848	0.9%
Access CIG, LLC(7)	Second lien senior secured loan	SR +	7.75%	02/2026	2,385	2,381	2,385	—%
Boxer Parent Company Inc. (f/k/a BMC)(6)(20)	First lien senior secured loan	SR +	4.25%	12/2028	50,000	49,500	50,290	0.6%
BrightView Landscapes, LLC(7)(20)	First lien senior secured loan	SR +	3.00%	04/2029	5,781	5,606	5,779	0.1%
Capstone Acquisition Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	11/2027	9,898	9,835	9,874	0.1%
ConnectWise, LLC(7)(20)	First lien senior secured loan	SR +	3.50%	09/2028	29,700	29,753	29,599	0.3%
CoolSys, Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	08/2028	14,650	13,665	13,631	0.2%
CoreTrust Purchasing Group LLC(6)	First lien senior secured loan	SR +	6.75%	10/2029	96,419	94,737	95,455	1.1%
Denali BuyerCo, LLC (dba Summit Companies)(7)	First lien senior secured loan	SR +	5.50%	09/2028	197,744	195,299	197,249	2.3%
Diamondback Acquisition, Inc. (dba Sphera)(6)	First lien senior secured loan	SR +	5.50%	09/2028	46,868	46,182	46,165	0.5%
Entertainment Benefits Group, LLC(6)(15)	First lien senior secured loan	SR +	5.25%	09/2025	78,909	78,447	78,909	0.9%
Fullsteam Operations, LLC(7)(15)	First lien senior secured loan	SR +	8.25%	11/2029	9,789	9,469	9,465	0.1%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	6.25%	12/2026	800	793	798	—%
Hercules Borrower, LLC (dba The Vincit Group)(7)	First lien senior secured loan	SR +	5.50%	12/2026	15,138	15,040	15,024	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(14)(26)	Unsecured notes		0.48% PIK	12/2029	24	24	27	—%
Kaseya Inc.(7)(15)	First lien senior secured loan	SR +	6.25% (2.50% PIK)	06/2029	72,597	71,367	72,416	0.8%
Kaseya Inc.(6)(15)	First lien senior secured revolving loan	SR +	5.50%	06/2029	1,097	1,030	1,087	—%
KPSKY Acquisition, Inc. (dba BluSky)(7)	First lien senior secured loan	SR +	5.25%	10/2028	102,224	100,721	101,202	1.1%
KPSKY Acquisition, Inc. (dba BluSky)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	11/2025	73	13	73	—%
Packers Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	16,575	16,480	10,368	0.1%
Ping Identity Holding Corp.(6)	First lien senior secured loan	SR +	7.00%	10/2029	21,818	21,531	21,709	0.2%
						839,792	841,353	9.4%
Chemicals
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)(20)	First lien senior secured loan	SR +	4.00%	11/2027	13,761	$13,566	$13,547	0.2%
Aruba Investments Holdings LLC (dba Angus Chemical Company)(6)	Second lien senior secured loan	SR +	7.75%	11/2028	40,137	40,127	37,528	0.4%
Cyanco Intermediate 2 Corp.(6)(20)	First lien senior secured loan	SR +	4.75%	07/2028	21,945	21,325	21,982	0.2%
Derby Buyer LLC(6)	First lien senior secured loan	SR +	4.25%	11/2030	65,000	63,053	65,000	0.7%
Gaylord Chemical Company, L.L.C.(7)	First lien senior secured loan	SR +	6.00%	03/2027	101,473	100,804	100,965	1.1%
Nouryon Finance B.V.(6)(20)(21)	First lien senior secured loan	SR +	4.00%	04/2028	2,985	2,979	2,992	—%
Nouryon Finance B.V.(7)(20)(21)	First lien senior secured loan	SR +	4.00%	10/2025	15,931	15,740	15,975	0.2%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)	First lien senior secured loan	SR +	5.75%	04/2027	2,300	2,268	2,300	—%
Velocity HoldCo III Inc. (dba VelocityEHS)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	04/2026	18	16	18	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
						259,878	260,307	2.8%
Consumer products
ConAir Holdings LLC(6)	Second lien senior secured loan	SR +	7.50%	05/2029	32,500	$32,103	$31,444	0.4%
Foundation Consumer Brands, LLC(7)	First lien senior secured loan	SR +	6.25%	02/2027	103,408	101,900	103,408	1.1%
Lignetics Investment Corp.(7)	First lien senior secured loan	SR +	6.00%	11/2027	84,428	83,698	83,795	0.9%
Lignetics Investment Corp.(7)(15)	First lien senior secured revolving loan	SR +	6.00%	10/2026	9,559	9,478	9,473	0.1%
Olaplex, Inc.(6)(20)(21)	First lien senior secured loan	SR +	3.50%	02/2029	49,184	48,512	45,372	0.5%
SWK BUYER, Inc. (dba Stonewall Kitchen)(7)	First lien senior secured loan	SR +	5.25%	03/2029	59,074	58,151	56,859	0.6%
						333,842	330,351	3.6%
Containers and packaging
Arctic Holdco, LLC(7)	First lien senior secured loan	SR +	6.00%	12/2026	13,529	$13,264	$13,258	0.1%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.40%	10/2028	79,589	78,709	79,390	0.9%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(7)	First lien senior secured loan	SR +	6.75%	09/2028	8,910	8,754	8,910	0.1%
Ascend Buyer, LLC (dba PPC Flexible Packaging)(6)(15)	First lien senior secured revolving loan	SR +	6.25%	09/2027	1,702	1,670	1,689	—%
Berlin Packaging L.L.C.(6)(20)	First lien senior secured loan	SR +	3.75%	03/2028	31,742	31,275	31,745	0.4%
BW Holding, Inc.(7)	First lien senior secured loan	SR +	4.00%	12/2028	21,728	20,926	20,207	0.2%
Charter NEX US, Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	12/2027	49,580	49,167	49,749	0.6%
Five Star Lower Holding LLC(7)(20)	First lien senior secured loan	SR +	4.25%	05/2029	21,602	21,358	21,191	0.2%
Fortis Solutions Group, LLC(7)	First lien senior secured loan	SR +	5.50%	10/2028	66,960	65,950	65,453	0.7%
Fortis Solutions Group, LLC(7)(15)	First lien senior secured revolving loan	SR +	5.50%	10/2027	337	252	186	—%
Indigo Buyer, Inc. (dba Inovar Packaging Group)(7)(15)	First lien senior secured loan	SR +	6.25%	05/2028	117,825	116,834	117,510	1.4%
OneDigital Borrower LLC(7)(20)	First lien senior secured loan	SR +	4.25%	11/2027	7,481	7,427	7,467	0.1%
Pregis Topco LLC(6)(19)(20)	First lien senior secured loan	SR +	3.75%	07/2026	6,915	6,775	6,925	0.1%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	7.75%	08/2029	2,500	2,500	2,500	—%
Pregis Topco LLC(6)	Second lien senior secured loan	SR +	6.75%	08/2029	30,000	30,000	30,000	0.3%
ProAmpac PG Borrower LLC(7)(20)	First lien senior secured loan	SR +	4.50%	11/2028	35,000	34,790	35,011	0.4%
Ring Container Technologies Group, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	08/2028	16,086	16,046	16,110	0.2%
Tricorbraun Holdings, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	32,524	31,835	32,290	0.4%
						537,532	539,591	6.1%
Distribution
ABB/Con-cise Optical Group LLC(7)	First lien senior secured loan	SR +	7.50%	02/2028	33,306	$32,929	$32,057	0.4%
Aramsco, Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	10/2030	44,703	43,814	44,609	0.5%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(6)(20)	First lien senior secured loan	SR +	4.75%	12/2028	54,717	54,219	54,816	0.6%
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)(7)(15)	First lien senior secured loan	SR +	6.00%	10/2029	168,534	166,798	166,758	1.8%
Dealer Tire, LLC(6)(20)	First lien senior secured loan	SR +	4.50%	12/2027	4,998	5,003	5,007	0.1%
Dealer Tire, LLC(14)(19)(20)	Unsecured notes		8.00%	02/2028	56,120	55,121	55,643	0.6%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Endries Acquisition, Inc.(7)	First lien senior secured loan	SR +	5.25%	12/2028	84,122	83,495	83,491	0.9%
Formerra, LLC(7)	First lien senior secured loan	SR +	7.25%	11/2028	5,421	5,269	5,338	0.1%
SRS Distribution, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	06/2028	23,895	23,694	23,896	0.3%
White Cap Supply Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.75%	10/2027	26,428	26,033	26,473	0.3%
						496,375	498,088	5.6%
Education
Community Brands ParentCo, LLC(6)	First lien senior secured loan	SR +	5.50%	02/2028	31,317	$30,855	$31,004	0.3%
Learning Care Group (US) No. 2 Inc.(7)(20)	First lien senior secured loan	SR +	4.75%	08/2028	22,444	22,107	22,545	0.3%
Pluralsight, LLC(7)(15)	First lien senior secured loan	SR +	8.00%	04/2027	6,560	6,517	6,343	0.1%
Renaissance Learning, Inc.(6)(20)	First lien senior secured loan	SR +	4.75%	04/2030	23,940	23,425	23,997	0.3%
Severin Acquisition, LLC (dba Powerschool)(7)(20)	First lien senior secured loan	SR +	3.25%	08/2025	14,742	14,672	14,788	0.2%
Sophia, L.P.(6)(20)	First lien senior secured loan	SR +	4.25%	10/2027	14,961	14,851	14,926	0.2%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(7)(20)	First lien senior secured loan	SR +	4.50%	10/2030	15,337	15,172	15,373	0.2%
						127,599	128,976	1.6%
Energy equipment and services
Pike Corp.(6)(20)	First lien senior secured loan	SR +	3.00%	01/2028	5,991	$5,978	$6,004	0.1%
						5,978	6,004	0.1%
Financial services
Acuris Finance US, Inc. (ION Analytics)(7)(20)	First lien senior secured loan	SR +	4.00%	02/2028	10,500	$10,441	$10,477	0.1%
Boost Newco Borrower, LLC (dba WorldPay)(7)(20)(21)	First lien senior secured loan	SR +	3.00%	09/2030	25,000	24,875	25,095	0.3%
BTRS Holdings Inc. (dba Billtrust)(7)(15)	First lien senior secured loan	SR +	8.00%	12/2028	11,299	11,014	11,124	0.1%
BTRS Holdings Inc. (dba Billtrust)(7)(15)	First lien senior secured revolving loan	SR +	7.25%	12/2028	289	261	272	—%
Citco Funding LLC(7)(20)(21)	First lien senior secured loan	SR +	3.25%	04/2028	14,963	14,888	15,000	0.2%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	SR +	6.00%	11/2029	5,095	5,045	5,044	0.1%
Computer Services, Inc. (dba CSI)(7)	First lien senior secured loan	SR +	6.75%	11/2029	30,271	29,734	30,271	0.3%
Deerfield Dakota Holdings(7)(20)	First lien senior secured loan	SR +	3.75%	04/2027	22,972	22,561	22,724	0.3%
Finastra USA, Inc.(8)(21)	First lien senior secured loan	SR +	7.25%	09/2029	164,763	163,150	163,116	1.8%
Finastra USA, Inc.(6)(15)(21)	First lien senior secured revolving loan	SR +	7.25%	09/2029	4,524	4,353	4,353	—%
Helios Software Holdings, Inc.(7)(20)(21)	First lien senior secured loan	SR +	4.25%	07/2030	5,611	5,424	5,597	0.1%
KRIV Acquisition Inc. (dba Riveron)(7)	First lien senior secured loan	SR +	6.25%	07/2029	81,295	78,997	79,060	0.9%
NMI Acquisitionco, Inc. (dba Network Merchants)(6)	First lien senior secured loan	SR +	5.75%	09/2025	12,304	12,225	12,242	0.1%
Saphilux S.a.r.L (dba IQ EQ)(8)(20)(21)	First lien senior secured loan	SR +	4.75%	07/2028	22,500	22,165	22,514	0.3%
Smarsh Inc.(7)(15)	First lien senior secured loan	SR +	5.75%	02/2029	93,429	92,607	93,195	1.0%
USI, Inc.(7)(20)	First lien senior secured loan	SR +	3.25%	09/2030	14,963	14,925	14,967	0.2%
						512,665	515,051	5.8%
Food and beverage
Balrog Acquisition, Inc. (dba Bakemark)(6)(20)	First lien senior secured loan	SR +	4.00%	09/2028	13,720	$13,617	$13,484	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Balrog Acquisition, Inc. (dba BakeMark)(6)	Second lien senior secured loan	SR +	7.00%	09/2029	6,000	5,960	5,925	0.1%
Blast Bidco Inc.(7)	First lien senior secured loan	SR +	6.00%	10/2030	35,821	34,946	34,925	0.4%
Dessert Holdings(6)	First lien senior secured loan	SR +	4.00%	06/2028	19,599	19,526	17,639	0.2%
Hissho Sushi Merger Sub, LLC(7)	First lien senior secured loan	SR +	5.50%	05/2028	111,981	111,105	111,981	1.3%
Innovation Ventures HoldCo, LLC (dba 5 Hour Energy)(6)	First lien senior secured loan	SR +	6.25%	03/2027	275,000	271,486	271,564	3.0%
KBP Brands, LLC(7)	First lien senior secured loan	SR +	6.50% (1.00% PIK)	05/2027	48,387	47,984	47,540	0.6%
Naked Juice LLC (dba Tropicana)(7)(20)	First lien senior secured loan	SR +	3.25%	01/2029	14,158	14,137	13,661	0.2%
Ole Smoky Distillery, LLC(6)	First lien senior secured loan	SR +	5.50%	03/2028	30,477	29,995	30,020	0.4%
Pegasus BidCo B.V.(7)(20)	First lien senior secured loan	SR +	4.25%	07/2029	10,395	10,307	10,386	0.1%
Rushmore Investment III LLC (dba Winland Foods)(6)	First lien senior secured loan	SR +	6.00%	10/2030	317,200	312,216	312,125	3.5%
Shearer's Foods, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	09/2027	39,163	39,162	39,179	0.4%
Sovos Brands Intermediate, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	06/2028	10,145	10,138	10,173	0.1%
Ultimate Baked Goods Midco, LLC(6)	First lien senior secured loan	SR +	6.25%	08/2027	16,170	15,901	16,170	0.2%
						936,480	934,772	10.7%
Healthcare equipment and services
Bamboo US BidCo LLC(10)	First lien senior secured EUR term loan	E +	6.00%	09/2030	€60,112	$61,996	$64,411	0.7%
Bamboo US BidCo LLC(7)	First lien senior secured loan	SR +	6.00%	09/2030	96,615	93,788	93,717	1.1%
Bamboo US BidCo LLC(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	03/2025	1,037	803	795	—%
Canadian Hospital Specialties Ltd.(9)(21)	First lien senior secured CAD term loan	C +	4.50%	04/2028	$4,883	3,860	3,611	—%
Canadian Hospital Specialties Ltd.(9)(15)(21)	First lien senior secured CAD revolving loan	C +	4.50%	04/2027	$494	393	364	—%
Confluent Medical Technologies, Inc.(7)	Second lien senior secured loan	SR +	6.50%	02/2030	46,000	45,236	45,655	0.5%
Confluent Medical Technologies, Inc.(7)	First lien senior secured loan	SR +	3.75%	02/2029	24,724	24,627	24,600	0.3%
CSC MKG Topco LLC (dba Medical Knowledge Group)(6)	First lien senior secured loan	SR +	5.75%	02/2029	99,783	98,182	98,286	1.1%
Dermatology Intermediate Holdings III, Inc.(7)(20)	First lien senior secured loan	SR +	4.25%	03/2029	15,443	15,176	14,898	0.2%
Medline Borrower, LP(6)(20)	First lien senior secured loan	SR +	3.00%	10/2028	24,563	24,474	24,663	0.3%
Natus Medical, Inc.(7)	First lien senior secured loan	SR +	5.50%	07/2029	495	466	460	—%
Packaging Coordinators Midco, Inc.(6)	Second lien senior secured loan	SR +	7.00%	12/2029	53,918	52,546	53,784	0.6%
Packaging Coordinators Midco, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	11/2027	4,713	4,643	4,711	0.1%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(6)(21)	First lien senior secured loan	SR +	6.75%	01/2028	50,388	49,833	50,262	0.6%
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)(7)(15)(21)	First lien senior secured revolving loan	SR +	6.75%	01/2026	19	18	19	—%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	5.75%	03/2029	35,208	34,856	34,856	0.4%
PERKINELMER U.S. LLC(6)	First lien senior secured loan	SR +	6.75%	03/2029	77,704	76,302	77,704	0.9%
Resonetics, LLC(7)(20)	First lien senior secured loan	SR +	4.00%	04/2028	15,434	15,342	15,419	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Resonetics, LLC(7)	First lien senior secured loan	SR +	6.00%	04/2028	55,357	53,768	55,357	0.6%
Rhea Parent, Inc.(7)	First lien senior secured loan	SR +	5.50%	02/2029	76,601	75,389	76,218	0.9%
Zest Acquisition Corp.(6)(19)	First lien senior secured loan	SR +	5.50%	02/2028	19,734	19,111	19,241	0.2%
						750,809	759,031	8.7%
Healthcare providers and services
Allied Benefit Systems Intermediate LLC(7)	First lien senior secured loan	SR +	5.25%	10/2030	17,753	$17,491	$17,486	0.2%
BELMONT BUYER, INC. (dba Valenz)(8)	First lien senior secured loan	SR +	6.50%	06/2029	56,019	54,970	55,459	0.6%
BELMONT BUYER, INC. (dba Valenz)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.50%	12/2024	5,293	5,127	5,240	0.1%
Covetrus, Inc.(7)(20)	First lien senior secured loan	SR +	5.00%	10/2029	10,411	9,913	10,392	0.1%
Covetrus, Inc.(7)	Second lien senior secured loan	SR +	9.25%	10/2030	160,000	157,033	159,600	1.8%
Diagnostic Services Holdings, Inc. (dba Rayus Radiology)(6)	First lien senior secured loan	SR +	5.50%	03/2025	119,913	119,913	119,613	1.3%
Engage Debtco Limited(7)(21)	First lien senior secured loan	SR +	5.75% (2.25% PIK)	07/2029	111,775	109,290	110,126	1.2%
Ex Vivo Parent Inc. (dba OB Hospitalist)(6)	First lien senior secured loan	SR +	9.75% PIK	09/2028	36,208	35,742	35,484	0.4%
HAH Group Holding Company LLC (dba Help at Home)(6)	First lien senior secured delayed draw term loan	SR +	5.00%	10/2027	8,941	8,713	8,851	0.1%
KWOL Acquisition Inc.(8)(15)	First lien senior secured loan	SR +	6.25%	12/2029	171,120	167,451	167,425	1.9%
MED ParentCo, LP(6)(20)	First lien senior secured loan	SR +	4.25%	08/2026	22,540	22,256	22,283	0.3%
MJH Healthcare Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	01/2029	19,650	19,589	19,528	0.2%
Natural Partners, LLC(7)(21)	First lien senior secured loan	SR +	4.50%	11/2027	67,987	66,992	67,647	0.8%
Neptune Holdings, Inc. (dba NexTech)(8)	First lien senior secured loan	SR +	6.00%	08/2030	30,882	30,135	30,110	0.3%
OB Hospitalist Group, Inc.(7)	First lien senior secured loan	SR +	5.50%	09/2027	60,421	59,599	59,666	0.7%
OB Hospitalist Group, Inc.(6)(15)	First lien senior secured revolving loan	SR +	5.50%	09/2027	3,091	2,991	2,991	—%
OneOncology LLC(7)	First lien senior secured loan	SR +	6.25%	06/2030	71,167	70,158	70,811	0.8%
Pacific BidCo Inc.(8)(21)	First lien senior secured loan	SR +	5.75% (3.20% PIK)	08/2029	163,958	160,526	162,319	1.8%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	23,156	23,080	22,346	0.2%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	4.50%	12/2028	24,875	23,963	24,502	0.3%
PetVet Care Centers, LLC(6)	First lien senior secured loan	SR +	6.00%	11/2030	242,965	240,567	240,414	2.7%
Phoenix Newco, Inc. (dba Parexel)(6)	Second lien senior secured loan	SR +	6.50%	11/2029	140,000	138,834	140,000	1.6%
Phoenix Newco, Inc. (dba Parexel)(6)(20)	First lien senior secured loan	SR +	3.25%	11/2028	19,650	19,577	19,754	0.2%
Physician Partners, LLC(7)(20)	First lien senior secured loan	SR +	4.00%	12/2028	18,312	17,885	17,259	0.2%
Physician Partners, LLC(7)	First lien senior secured loan	SR +	5.50%	12/2028	125,000	118,753	121,250	1.4%
Plasma Buyer LLC (dba Pathgroup)(7)	First lien senior secured loan	SR +	5.75%	05/2029	108,755	106,970	106,580	1.2%
Plasma Buyer LLC (dba Pathgroup)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	05/2028	4,079	3,901	3,834	—%
PPV Intermediate Holdings, LLC(7)	First lien senior secured loan	SR +	5.75%	08/2029	163,397	160,593	161,354	1.8%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Quva Pharma, Inc.(6)	First lien senior secured loan	SR +	5.50%	04/2028	4,443	4,353	4,410	—%
Surgery Center Holdings, Inc.(7)(20)(21)	First lien senior secured loan	SR +	3.50%	12/2030	2,000	1,980	2,006	—%
TC Holdings, LLC (dba TrialCard)(7)	First lien senior secured loan	SR +	5.00%	04/2027	63,761	63,312	63,761	0.7%
Tivity Health, Inc.(7)	First lien senior secured loan	SR +	6.00%	06/2029	150,100	146,966	148,974	1.7%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.50%	06/2029	27,600	27,397	27,600	0.3%
Unified Women's Healthcare, LP(6)	First lien senior secured loan	SR +	5.25%	06/2029	82,874	82,359	82,874	0.9%
Vermont Aus Pty Ltd(7)(21)	First lien senior secured loan	SR +	5.50%	03/2028	53,546	52,535	53,011	0.6%
XRL 1 LLC (f/k/a XOMA)(14)	First lien senior secured loan		9.88%	12/2038	58,500	57,262	57,184	0.6%
						2,408,176	2,422,144	27.0%
Healthcare technology
Athenahealth Group Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	02/2029	29,337	$28,982	$29,175	0.3%
BCPE Osprey Buyer, Inc. (dba PartsSource)(7)	First lien senior secured loan	SR +	5.75%	08/2028	53,224	52,609	52,559	0.6%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)	First lien senior secured delayed draw term loan	SR +	5.75%	08/2028	6,440	6,348	6,359	0.1%
BCPE Osprey Buyer, Inc. (dba PartsSource)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	08/2026	1,448	1,409	1,390	—%
Bracket Intermediate Holding Corp.(7)(20)	First lien senior secured loan	SR +	5.00%	05/2028	49,750	48,414	49,675	0.6%
Color Intermediate, LLC (dba ClaimsXten)(7)	First lien senior secured loan	SR +	5.50%	10/2029	9,165	9,006	9,073	0.1%
GHX Ultimate Parent Corporation(7)(20)	First lien senior secured loan	SR +	4.75%	06/2027	12,438	12,168	12,442	0.1%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)	First lien senior secured loan	SR +	5.75%	10/2028	20,606	20,299	20,297	0.2%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	03/2024	2,370	2,279	2,296	—%
GI Ranger Intermediate, LLC (dba Rectangle Health)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	10/2027	1,004	983	979	—%
IMO Investor Holdings, Inc.(7)	First lien senior secured loan	SR +	6.00%	05/2029	20,585	20,247	20,482	0.2%
IMO Investor Holdings, Inc.(8)(15)	First lien senior secured delayed draw term loan	SR +	6.00%	05/2029	1,825	1,770	1,816	—%
IMO Investor Holdings, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.00%	05/2028	99	63	87	—%
Imprivata, Inc.(6)(20)	First lien senior secured loan	SR +	4.25%	12/2027	10,450	10,161	10,480	0.1%
Imprivata, Inc.(7)	Second lien senior secured loan	SR +	6.25%	12/2028	50,294	49,791	50,294	0.6%
Indikami Bidco, LLC(6)	First lien senior secured loan	SR +	6.00%	12/2030	37,540	36,698	36,695	0.4%
Intelerad Medical Systems Incorporated(7)(21)	First lien senior secured loan	SR +	6.50%	08/2026	31,826	31,587	30,951	0.3%
Interoperability Bidco, Inc. (dba Lyniate)(7)	First lien senior secured loan	SR +	7.00%	12/2026	75,182	74,859	74,054	0.8%
Interoperability Bidco, Inc. (dba Lyniate)(7)(15)	First lien senior secured revolving loan	SR +	7.00%	12/2024	2,528	2,499	2,437	—%
Ocala Bidco, Inc.(6)	First lien senior secured loan	SR +	6.25% (2.75% PIK)	11/2028	84,012	82,524	82,962	0.9%
Ocala Bidco, Inc.(6)	Second lien senior secured loan	SR +	10.50% PIK	11/2033	50,557	49,863	50,052	0.6%
PointClickCare Technologies Inc.(7)(21)	First lien senior secured loan	SR +	4.00%	12/2027	19,650	19,433	19,650	0.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(6)(20)	First lien senior secured loan	SR +	3.25%	03/2028	19,789	19,362	19,753	0.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Zelis Cost Management Buyer, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	09/2026	4,850	4,823	4,854	0.1%
						586,177	588,812	6.4%
Household products
Aptive Environmental, LLC(14)	First lien senior secured loan		12.00% (6.00% PIK)	01/2026	9,091	$8,102	$9,318	0.1%
Home Service TopCo IV, Inc.(7)	First lien senior secured loan	SR +	6.00%	12/2027	36,289	35,961	36,016	0.4%
Mario Midco Holdings, Inc. (dba Len the Plumber)(6)	Unsecured facility	SR +	10.75% PIK	04/2032	27,855	27,260	27,647	0.3%
Mario Purchaser, LLC (dba Len the Plumber)(6)(15)	First lien senior secured loan	SR +	5.75%	04/2029	93,431	91,749	92,964	1.0%
Mario Purchaser, LLC (dba Len the Plumber)(6)(15)	First lien senior secured revolving loan	SR +	5.75%	04/2028	2,411	2,296	2,371	—%
Simplisafe Holding Corporation(6)(15)	First lien senior secured loan	SR +	6.25%	05/2028	130,727	128,611	129,420	1.4%
Southern Air & Heat Holdings, LLC(7)(15)	First lien senior secured loan	SR +	4.75%	10/2027	1,091	1,078	1,078	—%
Southern Air & Heat Holdings, LLC(8)	First lien senior secured delayed draw term loan	SR +	4.75%	10/2027	1,115	1,104	1,103	—%
Southern Air & Heat Holdings, LLC(8)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	10/2027	2,742	1,615	2,585	—%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured loan	SR +	6.75% PIK	03/2027	3,223	2,785	2,966	—%
Walker Edison Furniture Company LLC(6)(24)(30)	First lien senior secured revolving loan	SR +	6.25%	03/2027	1,333	1,333	1,247	—%
						301,894	306,715	3.2%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(8)(20)	First lien senior secured loan	SR +	5.50%	08/2029	22,444	$22,000	$22,500	0.3%
Cornerstone OnDemand, Inc.(6)(19)(20)	First lien senior secured loan	SR +	3.75%	10/2028	19,650	19,578	18,968	0.2%
Cornerstone OnDemand, Inc.(6)	Second lien senior secured loan	SR +	6.50%	10/2029	44,583	44,054	41,908	0.5%
IG Investments Holdings, LLC (dba Insight Global)(7)	First lien senior secured loan	SR +	6.00%	09/2028	47,545	46,859	47,188	0.5%
iSolved, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	10/2030	27,500	27,263	27,500	0.3%
						159,754	158,064	1.8%
Infrastructure and environmental services
Aegion Corp.(7)(19)(20)	First lien senior secured loan	SR +	4.75%	05/2028	54,666	$53,240	$54,644	0.6%
AWP Group Holdings, Inc.(7)(15)	First lien senior secured loan	SR +	5.50%	12/2029	36,518	35,799	35,867	0.4%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(15)	First lien senior secured loan	SR +	6.75%	04/2030	74,201	72,720	73,088	0.8%
GI Apple Midco LLC (dba Atlas Technical Consultants)(6)(15)	First lien senior secured revolving loan	SR +	6.75%	04/2029	6,174	5,979	6,008	0.1%
Osmose Utilities Services, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	06/2028	16,629	16,545	16,600	0.2%
Tamarack Intermediate, L.L.C. (dba Verisk 3E)(7)(15)	First lien senior secured loan	SR +	5.75%	03/2028	34,090	33,530	33,663	0.4%
The Goldfield Corp.(6)	First lien senior secured loan	SR +	6.25%	12/2026	1,385	1,363	1,378	—%
USIC Holdings, Inc.(7)(20)	First lien senior secured loan	SR +	3.50%	05/2028	11,817	11,548	11,704	0.1%
USIC Holdings, Inc.(7)(19)	Second lien senior secured loan	SR +	6.50%	05/2029	39,691	39,505	36,714	0.4%
						270,229	269,666	3.0%
Insurance
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	4.50%	12/2030	59,126	$58,588	$59,173	0.7%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	3.50%	02/2027	11,630	11,227	11,591	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	3.75%	02/2027	4,967	4,890	4,957	0.1%
Acrisure, LLC(7)(20)(21)	First lien senior secured loan	SR +	4.25%	02/2027	1,975	1,928	1,977	—%
Alera Group, Inc.(6)	First lien senior secured loan	SR +	6.00%	10/2028	148,475	146,111	148,475	1.7%
AmeriLife Holdings LLC(6)	First lien senior secured loan	SR +	5.75%	08/2029	128,880	126,668	128,236	1.4%
AmeriLife Holdings LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.75%	09/2024	26,858	26,368	26,724	0.3%
AssuredPartners, Inc.(6)(20)	First lien senior secured loan	SR +	3.50%	02/2027	34,357	34,315	34,407	0.4%
Asurion, LLC(6)(20)	Second lien senior secured loan	SR +	5.25%	01/2029	174,017	168,469	163,628	1.8%
Asurion, LLC(6)(20)	Second lien senior secured loan	SR +	5.25%	01/2028	32,400	29,273	30,806	0.3%
Brightway Holdings, LLC(8)	First lien senior secured loan	SR +	6.50%	12/2027	17,582	17,423	17,230	0.2%
Brightway Holdings, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.50%	12/2027	947	930	905	—%
Broadstreet Partners, Inc.(6)(20)	First lien senior secured loan	SR +	3.75%	01/2029	18,728	18,703	18,758	0.2%
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)(7)	First lien senior secured loan	SR +	7.50%	03/2029	909	888	895	—%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured loan	SR +	6.25%	04/2028	26,070	25,845	25,875	0.3%
Evolution BuyerCo, Inc. (dba SIAA)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	12/2025	734	701	727	—%
Evolution BuyerCo, Inc. (dba SIAA)(7)	First lien senior secured delayed draw term loan	SR +	6.75%	04/2028	1,586	1,584	1,582	—%
Hub International(7)(20)	First lien senior secured loan	SR +	4.25%	06/2030	9,975	9,883	10,013	0.1%
Hyperion Refinance S.a.r.l (dba Howden Group)(6)(21)	First lien senior secured loan	SR +	5.25%	11/2027	92,823	91,280	92,823	1.0%
Hyperion Refinance S.a.r.l (dba Howden Group)(7)(20)(21)	First lien senior secured loan	SR +	4.00%	04/2030	34,912	34,650	34,947	0.4%
IMA Financial Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	11/2028	70,619	70,290	70,442	0.8%
Integrated Specialty Coverages, LLC(7)	First lien senior secured loan	SR +	6.00%	07/2030	55,101	54,309	54,274	0.6%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.00%	08/2026	2,787	2,762	2,787	—%
Integrity Marketing Acquisition, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.00%	02/2025	1,646	1,534	1,646	—%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	5.80%	08/2026	55,173	55,054	55,173	0.6%
Integrity Marketing Acquisition, LLC(7)	First lien senior secured loan	SR +	6.05%	08/2026	5,464	5,451	5,464	—%
KUSRP Intermediate, Inc. (dba U.S. Retirement and Benefits Partners)(7)	First lien senior secured loan	SR +	10.50% PIK	07/2030	13,931	13,778	13,896	0.2%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)	First lien senior secured loan	SR +	5.25%	12/2028	32,456	32,044	32,375	0.4%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(6)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.25%	06/2024	2,383	2,294	2,377	—%
KWOR Acquisition, Inc. (dba Alacrity Solutions)(13)(15)	First lien senior secured revolving loan	P +	4.25%	12/2027	1,468	1,434	1,460	—%
PCF Midco II, LLC (dba PCF Insurance Services)(14)	First lien senior secured loan		9.00% PIK	10/2031	53,879	50,254	50,107	0.6%
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)(6)	First lien senior secured loan	SR +	6.00%	11/2028	184,888	183,285	184,428	2.1%
Summit Acquisition Inc. (dba K2 Insurance Services)(7)	First lien senior secured loan	SR +	6.75%	05/2030	50,474	49,056	49,338	0.6%
Tempo Buyer Corp. (dba Global Claims Services)(7)	First lien senior secured loan	SR +	5.50%	08/2028	35,793	35,272	35,525	0.4%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Tempo Buyer Corp. (dba Global Claims Services)(13)(15)	First lien senior secured revolving loan	P +	4.00%	08/2027	1,651	1,588	1,612	—%
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)(8)	First lien senior secured loan	SR +	5.75%	07/2027	14,792	14,598	14,681	0.2%
						1,382,727	1,389,314	15.5%
Internet software and services
Activate Holdings (US) Corp. (dba Absolute Software)(7)(15)(21)	First lien senior secured loan	SR +	6.75%	07/2030	4,706	$4,575	$4,582	0.1%
Anaplan, Inc.(7)	First lien senior secured loan	SR +	6.50%	06/2029	224,639	222,786	224,639	2.5%
Appfire Technologies, LLC(7)	First lien senior secured loan	SR +	5.50%	03/2027	7,718	7,673	7,679	0.1%
Appfire Technologies, LLC(13)(15)	First lien senior secured revolving loan	P +	4.50%	03/2027	373	357	365	—%
Armstrong Bidco Limited (dba The Access Group)(12)(21)	First lien senior secured GBP term loan	SA +	5.25%	06/2029	£40,433	48,704	51,158	0.6%
Avalara, Inc.(7)	First lien senior secured loan	SR +	7.25%	10/2028	70,455	69,556	70,102	0.8%
Barracuda Parent, LLC(7)(20)	First lien senior secured loan	SR +	4.50%	08/2029	27,374	26,673	26,656	0.3%
Barracuda Parent, LLC(7)	Second lien senior secured loan	SR +	7.00%	08/2030	93,250	90,768	87,655	1.0%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)	First lien senior secured loan	SR +	7.50% PIK	10/2028	24,342	24,018	24,038	0.3%
Bayshore Intermediate #2, L.P. (dba Boomi)(7)(15)	First lien senior secured revolving loan	SR +	6.75%	10/2027	319	296	299	—%
BCTO BSI Buyer, Inc. (dba Buildertrend)(7)	First lien senior secured loan	SR +	7.50% PIK	12/2026	1,124	1,118	1,124	—%
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)(7)(15)	First lien senior secured loan	SR +	5.50%	08/2027	10,322	10,153	9,941	0.1%
Central Parent Inc. (dba CDK Global Inc.)(7)(20)	First lien senior secured loan	SR +	4.00%	07/2029	9,330	9,307	9,367	0.1%
CivicPlus, LLC(7)	First lien senior secured loan	SR +	6.50% (2.50% PIK)	08/2027	28,245	28,050	28,245	0.4%
CivicPlus, LLC(6)(15)	First lien senior secured revolving loan	SR +	6.00%	08/2027	763	748	763	—%
Cloud Software Group, Inc.(7)(20)	First lien senior secured loan	SR +	4.50%	03/2029	74,811	71,444	72,933	0.8%
Coupa Holdings, LLC(6)	First lien senior secured loan	SR +	7.50%	02/2030	24,344	23,784	23,857	0.3%
CP PIK Debt Issuer, LLC (dba CivicPlus, LLC)(6)	Unsecured notes	SR +	11.75% PIK	06/2034	17,052	16,698	17,008	0.2%
Crewline Buyer, Inc.(7)	First lien senior secured loan	SR +	6.75%	11/2030	165,368	162,923	162,888	1.8%
Delta TopCo, Inc. (dba Infoblox, Inc.)(8)(20)	First lien senior secured loan	SR +	3.75%	12/2027	29,044	27,646	28,971	0.3%
Delta TopCo, Inc. (dba Infoblox, Inc.)(7)	Second lien senior secured loan	SR +	7.25%	12/2028	49,222	48,996	49,222	0.6%
E2open, LLC(6)(20)	First lien senior secured loan	SR +	3.50%	02/2028	5,187	5,180	5,186	0.1%
EET Buyer, Inc. (dba e-Emphasys)(7)	First lien senior secured loan	SR +	6.50%	11/2027	36,349	35,989	36,349	0.4%
EET Buyer, Inc. (dba e-Emphasys)(8)(15)	First lien senior secured revolving loan	SR +	6.50%	11/2027	677	647	677	—%
Entrata, Inc.(6)	First lien senior secured loan	SR +	6.00%	07/2030	4,487	4,423	4,420	—%
Granicus, Inc.(7)	First lien senior secured loan	SR +	5.50%	01/2027	1,823	1,798	1,818	—%
Granicus, Inc.(7)	First lien senior secured delayed draw term loan	SR +	6.00%	01/2027	340	336	339	—%
Granicus, Inc.(7)(15)	First lien senior secured revolving loan	SR +	6.50%	01/2027	34	32	33	—%
Grayshift, LLC(6)(21)	First lien senior secured loan	SR +	8.00%	07/2028	128,368	126,355	126,443	1.5%
GS Acquisitionco, Inc. (dba insightsoftware)(7)	First lien senior secured loan	SR +	5.50%	05/2026	8,902	8,876	8,879	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Help/Systems Holdings, Inc.(7)(20)	First lien senior secured loan	SR +	4.00%	11/2026	63,870	63,583	60,383	0.7%
Help/Systems Holdings, Inc.(7)	Second lien senior secured loan	SR +	6.75%	11/2027	25,000	24,753	21,688	0.2%
Hyland Software, Inc.(6)	First lien senior secured loan	SR +	6.00%	09/2030	147,235	145,088	145,027	1.6%
Ivanti Software, Inc.(7)(20)	Second lien senior secured loan	SR +	7.25%	12/2028	19,000	18,927	15,200	0.2%
Ivanti Software, Inc.(7)(20)	First lien senior secured loan	SR +	4.25%	12/2027	12,967	12,098	12,280	0.1%
MessageBird BidCo B.V.(6)(21)	First lien senior secured loan	SR +	6.75%	05/2027	2,500	2,465	2,494	—%
Ministry Brands Holdings, LLC(6)	First lien senior secured loan	SR +	5.50%	12/2028	53,468	52,660	52,399	0.6%
Ministry Brands Holdings, LLC(6)(15)	First lien senior secured revolving loan	SR +	5.50%	12/2027	2,531	2,468	2,436	—%
Mitnick Corporate Purchaser, Inc.(6)(15)(19)	First lien senior secured revolving loan	SR +	2.00%	05/2027	—	5	—	—%
Oranje Holdco, Inc. (dba KnowBe4)(7)	First lien senior secured loan	SR +	7.50%	02/2029	81,182	80,097	80,370	0.9%
Perforce Software, Inc.(6)	First lien senior secured loan	SR +	4.50%	07/2026	14,775	14,536	14,738	0.2%
Project Alpha Intermediate Holding, Inc.(6)(20)	First lien senior secured loan	SR +	4.75%	10/2030	77,000	75,460	77,254	0.9%
Proofpoint, Inc.(6)(20)	First lien senior secured loan	SR +	3.25%	08/2028	12,108	11,759	12,096	0.1%
Proofpoint, Inc.(6)(20)	Second lien senior secured loan	SR +	6.25%	08/2029	7,500	7,471	7,556	0.1%
QAD, Inc.(6)	First lien senior secured loan	SR +	5.38%	11/2027	45,686	45,048	45,001	0.5%
Quartz Acquireco, LLC (dba Qualtrics AcquireCo, LLC)(6)	First lien senior secured loan	SR +	3.50%	06/2030	9,975	9,884	9,900	0.1%
Sailpoint Technologies Holdings, Inc.(6)	First lien senior secured loan	SR +	6.00%	08/2029	59,880	58,797	59,431	0.7%
Securonix, Inc.(7)	First lien senior secured loan	SR +	6.00%	04/2028	29,661	29,433	27,807	0.3%
Sedgwick Claims Management Services, Inc.(6)(19)(20)	First lien senior secured loan	SR +	3.75%	02/2028	9,925	9,750	9,949	0.1%
Sitecore Holding III A/S(8)	First lien senior secured loan	SR +	7.75% (4.25% PIK)	03/2029	3,998	3,968	3,968	—%
Sitecore Holding III A/S(11)	First lien senior secured EUR term loan	E +	7.75% (4.25% PIK)	03/2029	€23,489	24,569	25,753	0.3%
Sitecore USA, Inc.(8)	First lien senior secured loan	SR +	7.75% (4.25% PIK)	03/2029	24,103	23,925	23,923	0.3%
Sophos Holdings, LLC(6)(20)(21)	First lien senior secured loan	SR +	3.50%	03/2027	19,928	19,884	19,954	0.2%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)	First lien senior secured loan	SR +	5.75%	06/2028	12,777	12,687	12,714	0.1%
Thunder Purchaser, Inc. (dba Vector Solutions)(7)(15)	First lien senior secured revolving loan	SR +	5.75%	06/2027	602	595	597	—%
When I Work, Inc.(7)	First lien senior secured loan	SR +	7.00% PIK	11/2027	25,116	24,961	24,676	0.3%
Zendesk, Inc.(7)	First lien senior secured loan	SR +	6.25% (3.25% PIK)	11/2028	123,453	121,403	121,910	1.4%
						1,976,183	1,975,140	22.3%
Leisure and entertainment
Troon Golf, L.L.C.(7)	First lien senior secured loan	SR +	5.50%	08/2027	141,866	$141,028	$141,157	1.6%
						141,028	141,157	1.6%
Manufacturing
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	5.75%	03/2028	864	$854	$864	—%
ACR Group Borrower, LLC(7)	First lien senior secured loan	SR +	4.25%	03/2028	4,022	3,983	3,972	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
ACR Group Borrower, LLC(7)(15)	First lien senior secured revolving loan	SR +	4.25%	03/2026	450	444	439	—%
BCPE Watson (DE) ORML, LP(8)(21)(25)	First lien senior secured loan	SR +	6.50%	07/2028	101,500	100,682	100,993	1.1%
CPM Holdings, Inc.(6)(20)	First lien senior secured loan	SR +	4.50%	09/2028	50,000	48,654	50,125	0.6%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)(20)	First lien senior secured loan	SR +	3.00%	05/2030	10,716	10,618	10,747	0.1%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	SR +	6.50%	05/2029	37,181	37,043	36,995	0.4%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)	Second lien senior secured loan	SR +	6.00%	05/2029	19,160	19,121	18,921	0.2%
Engineered Machinery Holdings, Inc. (dba Duravant)(7)(20)	First lien senior secured loan	SR +	3.75%	05/2028	19,824	19,500	19,658	0.2%
FARADAY BUYER, LLC (dba MacLean Power Systems)(7)	First lien senior secured loan	SR +	6.00%	10/2028	136,295	133,623	133,569	1.5%
Filtration Group Corporation(6)(20)	First lien senior secured loan	SR +	4.25%	10/2028	21,835	21,636	21,907	0.2%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	Second lien senior secured loan	SR +	8.25%	12/2028	11,728	11,489	11,611	0.1%
Gloves Buyer, Inc. (dba Protective Industrial Products)(6)	First lien senior secured loan	SR +	4.00%	12/2027	18,587	18,305	18,494	0.2%
Helix Acquisition Holdings, Inc. (dba MW Industries)(7)	First lien senior secured loan	SR +	7.00%	03/2030	61,484	59,772	59,793	0.7%
Ideal Tridon Holdings, Inc.(7)	First lien senior secured loan	SR +	6.75%	04/2028	91,773	89,333	89,709	1.0%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.25%	07/2027	7,547	7,431	7,547	0.1%
MHE Intermediate Holdings, LLC (dba OnPoint Group)(7)	First lien senior secured loan	SR +	6.00%	07/2027	69,627	69,149	69,627	0.9%
Pro Mach Group, Inc.(6)(20)	First lien senior secured loan	SR +	4.00%	08/2028	30,319	30,177	30,376	0.3%
Sonny's Enterprises, LLC(7)(15)	First lien senior secured loan	SR +	6.75%	08/2028	130,239	128,471	129,913	1.5%
Sonny's Enterprises, LLC(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	6.75%	11/2024	11,320	10,972	11,254	0.1%
						821,257	826,514	9.2%
Professional services
Apex Group Treasury, LLC(7)(21)	First lien senior secured loan	SR +	5.00%	07/2028	124,498	$121,298	$124,498	1.4%
Apex Group Treasury, LLC(7)(21)	Second lien senior secured loan	SR +	6.75%	07/2029	11,618	11,462	11,560	0.2%
Apex Service Partners, LLC(7)(15)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	10/2030	101,660	98,944	98,894	1.2%
Apex Service Partners, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.50%	10/2029	616	429	423	—%
Certinia, Inc.(8)	First lien senior secured loan	SR +	7.25%	08/2029	33,088	32,460	32,426	0.4%
Corporation Service Company(6)(20)	First lien senior secured loan	SR +	3.25%	11/2029	2,574	2,509	2,577	—%
EM Midco2 Ltd. (dba Element Materials Technology)(7)(20)(21)	First lien senior secured loan	SR +	4.25%	06/2029	27,668	27,640	27,358	0.3%
EP Purchaser, LLC(7)	First lien senior secured loan	SR +	4.50%	11/2028	24,813	23,903	23,882	0.3%
Guidehouse Inc.(6)	First lien senior secured loan	SR +	5.75% (2.00% PIK)	10/2028	106,012	106,012	105,482	1.2%
Omnia Partners, LLC(7)(20)	First lien senior secured loan	SR +	4.25%	07/2030	1,828	1,810	1,838	—%
Relativity ODA LLC(6)	First lien senior secured loan	SR +	6.50%	05/2027	5,094	5,053	5,094	0.1%
Sensor Technology Topco, Inc. (dba Humanetics)(7)	First lien senior secured loan	SR +	7.00% (2.00% PIK)	05/2026	233,111	231,701	232,528	2.6%
Sensor Technology Topco, Inc. (dba Humanetics)(7)(15)	First lien senior secured revolving loan	SR +	6.50%	05/2026	11,485	11,363	11,433	0.1%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Sensor Technology Topco, Inc. (dba Humanetics)(10)	First lien senior secured EUR term loan	E +	7.25% (2.25% PIK)	05/2026	€42,018	45,368	46,299	0.5%
Sovos Compliance, LLC(6)(20)	First lien senior secured loan	SR +	4.50%	08/2028	29,044	28,591	28,646	0.3%
Vistage Worldwide, Inc.(7)	First lien senior secured loan	SR +	5.25%	07/2029	4,938	4,823	4,925	0.1%
						753,366	757,863	8.7%
Specialty retail
Ideal Image Development, LLC(7)(30)	First lien senior secured loan	SR +	6.50%	09/2027	6,710	$6,606	$5,049	—%
Ideal Image Development, LLC(7)(15)(17)(30)	First lien senior secured delayed draw term loan	SR +	6.50%	02/2024	1,702	769	1,280	—%
Milan Laser Holdings LLC(6)	First lien senior secured loan	SR +	5.00%	04/2027	20,217	20,094	20,217	0.2%
Notorious Topco, LLC (dba Beauty Industry Group)(7)	First lien senior secured loan	SR +	6.75%	11/2027	227,503	224,954	212,716	2.4%
Notorious Topco, LLC (dba Beauty Industry Group)(7)(15)	First lien senior secured revolving loan	SR +	6.75%	05/2027	352	303	9	—%
The Shade Store, LLC(7)	First lien senior secured loan	SR +	6.00%	10/2027	66,818	66,242	64,313	0.7%
The Shade Store, LLC(7)	First lien senior secured loan	SR +	7.00%	10/2027	10,580	10,330	10,316	0.1%
The Shade Store, LLC(7)(15)	First lien senior secured revolving loan	SR +	6.00%	10/2026	4,364	4,316	4,108	—%
						333,614	318,008	3.4%
Telecommunications
EOS U.S. Finco LLC(7)(21)	First lien senior secured loan	SR +	5.75%	10/2029	67,902	$64,563	$62,131	0.7%
EOS U.S. Finco LLC(7)(15)(16)(17)(21)	First lien senior secured delayed draw term loan	SR +	5.75%	05/2026	282	45	(332)	—%
Park Place Technologies, LLC(6)(20)	First lien senior secured loan	SR +	5.00%	11/2027	1,133	1,105	1,126	—%
						65,713	62,925	0.7%
Transportation
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	5.50%	05/2030	9,853	$9,805	$9,783	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)(15)(17)	First lien senior secured delayed draw term loan	SR +	5.50%	11/2025	6,063	5,918	5,934	0.1%
Lightbeam Bidco, Inc. (dba Lazer Spot)(7)	First lien senior secured loan	SR +	6.25%	05/2030	111,003	109,893	111,003	1.2%
Motus Group, LLC(6)	Second lien senior secured loan	SR +	6.50%	12/2029	10,000	9,919	9,900	0.1%
Safe Fleet Holdings, LLC(6)(20)	First lien senior secured loan	SR +	3.75%	02/2029	25,789	25,267	25,828	0.3%
						160,802	162,448	1.8%
Total non-controlled/non-affiliated portfolio company debt investments						$15,107,620	$15,137,945	169.5%
Equity Investments
Asset based lending and fund finance
Amergin Asset Management, LLC(21)(22)(24)	Class A Units		N/A	N/A	50,000,000	$—	$—	—%
						—	—	—%
Automotive
CD&R Value Building Partners I, L.P. (dba Belron)(21)(22)(24)	LP Interest		N/A	N/A	33,061	$32,911	$40,794	0.5%
Metis HoldCo, Inc. (dba Mavis Tire Express Services)(14)(22)	Series A Convertible Preferred Stock		7.00% PIK	N/A	10,769	12,686	12,951	0.1%
						45,597	53,745	0.6%
Buildings and real estate
Associations Finance, Inc.(14)(22)	Preferred Stock		13.50% PIK	N/A	250,000,000	$283,802	$287,556	3.2%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Dodge Construction Network Holdings, L.P.(22)(24)	Class A-2 Common Units		N/A	N/A	143,963	123	98	—%
Dodge Construction Network Holdings, L.P.(7)(22)	Series A Preferred Units	SR +	8.25%	N/A	—	3	2	—%
						283,928	287,656	3.2%
Business services
Denali Holding, LP (dba Summit Companies)(22)(24)	Class A Units		N/A	N/A	686,513	$7,076	$10,536	0.1%
Hercules Buyer, LLC (dba The Vincit Group)(22)(24)(26)	Common Units		N/A	N/A	10	10	11	—%
Knockout Intermediate Holdings I Inc. (dba Kaseya Inc.)(14)(22)	Perpetual Preferred Stock		11.75% PIK	N/A	53,600	59,078	60,062	0.7%
						66,164	70,609	0.8%
Consumer products
ASP Conair Holdings LP(22)(24)	Class A Units		N/A	N/A	9,286	$929	$877	—%
						929	877	—%
Financial services
Vestwell Holdings, Inc.(22)(24)	Series D Preferred Stock		N/A	N/A	50,726	$1,000	$1,000	—%
						1,000	1,000	—%
Food and beverage
Hissho Sushi Holdings, LLC(22)(24)	Class A Units		N/A	N/A	941,780	$9,418	$12,598	0.1%
						9,418	12,598	0.1%
Healthcare equipment and services
KPCI Holdings, L.P.(22)(24)	Class A Units		N/A	N/A	1,781	$2,313	$2,600	—%
Maia Aggregator, LP(22)(24)	Class A-2 Units		N/A	N/A	12,921,348	12,921	12,990	0.1%
Patriot Holdings SCSp (dba Corza Health, Inc.)(21)(22)(24)	Class B Units		N/A	N/A	982	164	225	—%
Patriot Holdings SCSp (dba Corza Health, Inc.)(14)(21)(22)	Class A Units		8.00% PIK	N/A	13,517	1,253	1,253	—%
Rhea Acquisition Holdings, LP(22)(24)	Series A-2 Units		N/A	N/A	11,964,286	11,964	16,154	0.2%
						28,615	33,222	0.3%
Healthcare providers and services
KOBHG Holdings, L.P. (dba OB Hospitalist)(22)(24)	Class A Interests		N/A	N/A	3,520	$3,520	$3,105	—%
KWOL Acquisition Inc.(22)(24)	Common stock		N/A	N/A	1,205	12,049	12,049	0.1%
Romulus Intermediate Holdings 1 Inc. (dba PetVet)(14)(22)	Series A Preferred Stock		15.00% PIK	N/A	27,354,613	26,817	26,808	0.3%
XOMA Corporation(22)(24)	Warrants		N/A	N/A	54,000	369	369	—%
						42,755	42,331	0.4%
Healthcare technology
BEHP Co-Investor II, L.P.(21)(22)(24)	LP Interest		N/A	N/A	1,269,969	$1,266	$1,278	—%
Minerva Holdco, Inc.(14)(22)	Series A Preferred Stock		10.75% PIK	N/A	100,000	117,505	115,594	1.3%
Orange Blossom Parent, Inc.(22)(24)	Common Equity		N/A	N/A	16,667	1,668	1,665	—%
WP Irving Co-Invest, L.P.(21)(22)(24)	Partnership Units		N/A	N/A	1,250,000	1,251	1,258	—%
						121,690	119,795	1.3%
Household products
Evology, LLC(22)(24)	Class B Units		N/A	N/A	316	$1,512	$1,446	—%
Walker Edison Holdco LLC(22)(24)	Common Equity		N/A	N/A	29,167	2,818	303	—%
						4,330	1,749	—%
Human resource support services
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)(14)(22)	Series A Preferred Stock		10.50% PIK	N/A	12,750	$14,933	$13,556	0.2%
						14,933	13,556	0.2%
Insurance
Accelerate Topco Holdings, LLC(22)(24)	Common Units		N/A	N/A	91,805	$2,535	$2,988	—%
Evolution Parent, LP (dba SIAA)(22)(24)	LP Interest		N/A	N/A	2,703	270	318	—%
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)(22)(24)	LP Interest		N/A	N/A	421	426	408	—%

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest		Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
Hockey Parent Holdings, L.P.(22)(24)	Class A Units		N/A	N/A	25,000	25,000	25,000	0.3%
PCF Holdco, LLC (dba PCF Insurance Services)(22)(24)	Class A Units		N/A	N/A	6,047,390	15,336	27,983	0.3%
PCF Holdco, LLC (dba PCF Insurance Services)(22)(24)	Class A Unit Warrants		N/A	N/A	1,503,286	5,129	5,054	—%
PCF Holdco, LLC (dba PCF Insurance Services)(14)(22)	Series A Preferred Units		15.00% PIK	N/A	19,423	15,337	16,163	0.2%
						64,033	77,914	0.8%
Internet software and services
BCTO WIW Holdings, Inc. (dba When I Work)(22)(24)	Class A Common Stock		N/A	N/A	57,000	$5,700	$4,468	0.1%
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)(22)(24)	Common Units		N/A	N/A	1,729,439	1,729	1,887	—%
Elliott Alto Co-Investor Aggregator L.P.(21)(22)(24)	LP Interest		N/A	N/A	6,530	6,568	6,553	0.1%
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)(21)(22)(24)	LP Interest		N/A	N/A	989,292	989	1,068	—%
MessageBird Holding B.V.(21)(22)(24)	Extended Series C Warrants		N/A	N/A	7,980	49	9	—%
Picard Holdco, Inc.(7)(22)	Series A Preferred Stock	SR +	12.00% PIK	N/A	44,040	46,550	51,273	0.6%
Project Alpine Co-Invest Fund, LP(21)(22)(24)	LP Interest		N/A	N/A	17,000,000	17,010	20,089	0.2%
Project Hotel California Co-Invest Fund, L.P.(21)(22)(24)	LP Interest		N/A	N/A	3,522	3,525	3,994	—%
Thunder Topco L.P. (dba Vector Solutions)(22)(24)	Common Units		N/A	N/A	712,884	713	791	—%
WMC Bidco, Inc. (dba West Monroe)(14)(22)	Senior Preferred Stock		11.25% PIK	N/A	33,385	41,800	40,036	0.5%
Zoro TopCo, Inc. (dba Zendesk, Inc.)(14)(22)	Series A Preferred Stock		12.50% PIK	N/A	16,562	17,869	18,138	0.2%
Zoro TopCo, L.P. (dba Zendesk, Inc.)(22)(24)	Class A Common Units		N/A	N/A	1,380,129	13,801	15,027	0.2%
						156,303	163,333	1.9%
Manufacturing
Gloves Holdings, LP (dba Protective Industrial Products)(22)(24)	LP Interest		N/A	N/A	1,000	$100	$118	—%
						100	118	—%
Total non-controlled/non-affiliated portfolio company equity investments						$839,795	$878,503	9.6%
Total non-controlled/non-affiliated portfolio company investments						$15,947,415	$16,016,448	179.1%
Non-controlled/affiliated portfolio company investments
Equity Investments
Pharmaceuticals
LSI Financing 1 DAC(21)(22)(24)(28)	Preferred equity		N/A	N/A	72,300,000	$72,371	$78,406	0.9%
						72,371	78,406	0.9%
Total non-controlled/affiliated portfolio company equity investments						$72,371	$78,406	0.9%
Controlled/affiliated portfolio company investments
Debt Investments
Asset based lending and fund finance
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(14)(21)(29)	First lien senior secured loan		12.00% PIK	07/2030	39,529	$39,529	$39,529	0.4%
AAM Series 2.1 Aviation Feeder, LLC(14)(21)(29)	First lien senior secured loan		12.00% PIK	11/2030	46,970	46,970	46,970	0.5%
						86,499	86,499	0.9%
Total controlled/affiliated portfolio company debt investments						$86,499	$86,499	0.9%
Equity Investments
Asset based lending and fund finance

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Company(1)(2)(3)(18)(27)	Investment	Interest	Maturity Date	Par/Units	Amortized Cost(4)(23)	Fair Value	Percentage of Net Assets
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(15)(21)(22)(24)(29)	LLC Interest	N/A	N/A	25,310	$25,277	$25,310	0.3%
AAM Series 2.1 Aviation Feeder, LLC(15)(21)(22)(24)(29)	LLC Interest	N/A	N/A	31,506	31,508	31,506	0.4%
					56,785	56,816	0.7%
Insurance
Fifth Season Investments LLC(22)(24)(25)(29)	Class A Units	N/A	N/A	28	$156,811	$156,794	1.8%
					156,811	156,794	1.8%
Joint ventures
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)(21)(22)(25)(29)(31)	LLC Interest	N/A	N/A	261,433	$261,433	$273,441	3.1%
					261,433	273,441	3.1%
Total controlled/affiliated portfolio company equity investments					$475,029	$487,051	5.6%
Total controlled/affiliated portfolio company investments					$561,528	$573,550	6.5%
Total non-controlled/non-affiliated misc. debt commitments(15)(16)(Note 7)					$(9,871)	$(6,311)	(0.1)%
Total Investments					$16,571,443	$16,662,093	186.6%

	Interest Rate Swaps as of December 31, 2023
	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Value	Upfront Payments/Receipts	Change in Unrealized Appreciation/(Depreciation)	Hedged Instrument	Footnote Reference
Interest rate swap(a)(b)	7.75%	SR + 3.84%	9/16/2027	$600,000	$6,503	$—	$2,500	September 2027 Notes	Note 5
Interest rate swap(a)(b)	7.75%	SR + 3.65%	1/15/2029	$550,000	$12,147	$—	$12,147	January 2029 Notes	Note 5
Total				$1,150,000
__________________
(a)Contains a variable rate structure. Bears interest at a rate determined by SOFR.
(b)Instrument is used in a hedge accounting relationship. The associated change in fair value is recorded along with the change in fair value of the hedging item within interest expense.
__________________
(1)Certain portfolio company investments are subject to contractual restrictions on sales.
(2)Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.
(3)Unless otherwise indicated, all investments are considered Level 3 investments.
(4)The amortized cost represents the original cost adjusted for the amortization and accretion of premiums and discounts, as applicable, on debt investments using the effective interest method.
(5)Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Dollar Offered Rate (“CDOR” or “C”) (which can include one- or three-month CDOR), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(6)The interest rate on these investments is subject to 1 month SOFR, which as of December 31, 2023 was 5.35%.
(7)The interest rate on these investments is subject to 3 month SOFR, which as of December 31, 2023 was 5.33%.
(8)The interest rate on these investments is subject to 6 month SOFR, which as of December 31, 2023 was 5.16%.
(9)The interest rate on these investments is subject to 3 month CDOR, which as of December 31, 2023 was 5.45%.
(10)The interest rate on these investments is subject to 3 month EURIBOR, which as of December 31, 2023 was 3.91%.
(11)The interest rate on these investments is subject to 6 month EURIBOR, which as of December 31, 2023 was 3.86%.
(12)The interest rate on these investments is subject to SONIA, which as of December 31, 2023 was 5.19%.
(13)The interest rate on these investments is subject to Prime, which as of December 31, 2023 was 8.50%.
(14)Investment does not contain a variable rate structure.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)
(15)Position or portion thereof is a partially funded debt or equity commitment. See below for more information on the Company’s commitments. See Note 7 “Commitments and Contingencies”.

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(16)
Non-controlled/non-affiliated - delayed draw debt commitments
Alera Group, Inc.	First lien senior secured delayed draw term loan	11/2025	$—	$45,858	$—
Allied Benefit Systems Intermediate LLC	First lien senior secured delayed draw term loan	10/2025	—	3,247	(24)
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	9/2024	26,858	5,457	—
AmeriLife Holdings LLC	First lien senior secured delayed draw term loan	10/2025	—	26,966	—
Apex Service Partners, LLC	First lien senior secured delayed draw term loan	10/2025	5,131	17,957	—
Appfire Technologies, LLC	First lien senior secured delayed draw term loan	6/2024	—	10,587	—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	7,797	(16)
Arctic Holdco, LLC	First lien senior secured delayed draw term loan	12/2024	—	9,688	(194)
Associations, Inc.	First lien senior secured delayed draw term loan	6/2024	61,030	507	—
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured EUR term loan	11/2030	—	30,482	—
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured NOK term loan	11/2030	—	31,898	—
AWP Group Holdings, Inc.	First lien senior secured delayed draw term loan	8/2025	350	7,024	—
Bamboo US BidCo LLC	First lien senior secured delayed draw term loan	3/2025	1,037	14,060	—
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured delayed draw term loan	10/2025	—	26,528	(66)
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured delayed draw term loan	12/2024	5,293	7,980	—
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured delayed draw term loan	10/2025	4,431	13,641	—
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured delayed draw term loan	12/2024	449	468	—
Community Brands ParentCo, LLC	First lien senior secured delayed draw term loan	2/2024	—	3,750	—
CoreTrust Purchasing Group LLC	First lien senior secured delayed draw term loan	9/2024	—	14,183	—
Coupa Holdings, LLC	First lien senior secured delayed draw term loan	8/2024	—	2,174	(16)
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	6/2024	—	20,926	(157)
Endries Acquisition, Inc.	First lien senior secured delayed draw term loan	12/2025	—	8,048	(60)
EOS U.S. Finco LLC	First lien senior secured delayed draw term loan	5/2026	282	9,830	—
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured delayed draw term loan	12/2025	734	4,405	—
FARADAY BUYER, LLC (dba MacLean Power Systems)	First lien senior secured delayed draw term loan	11/2025	—	14,307	(143)
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	5/2025	851	1,961	—
Fullsteam Operations, LLC	First lien senior secured delayed draw term loan	11/2025	—	1,250	(19)
GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured delayed draw term loan	4/2025	1,741	14,090	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(16)
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured delayed draw term loan	3/2024	2,370	7,600	—
Home Service TopCo IV, Inc.	First lien senior secured delayed draw term loan	12/2024	—	8,397	(21)
Ideal Image Development, LLC	First lien senior secured delayed draw term loan	2/2024	604	329	—
IMO Investor Holdings, Inc.	First lien senior secured delayed draw term loan	5/2024	1,825	3,127	—
Indikami Bidco, LLC	First lien senior secured delayed draw term loan	12/2025	—	6,570	(41)
Integrated Specialty Coverages, LLC	First lien senior secured delayed draw term loan	1/2024	—	12,716	(32)
Integrity Marketing Acquisition, LLC	First lien senior secured delayed draw term loan	2/2025	1,646	21,923	—
Kaseya Inc.	First lien senior secured delayed draw term loan	6/2024	267	4,077	—
KPSKY Acquisition, Inc. (dba BluSky)	First lien senior secured delayed draw term loan	11/2025	73	6,054	—
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured delayed draw term loan	7/2025	—	12,134	(152)
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured delayed draw term loan	6/2024	2,383	6,360	—
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured delayed draw term loan	11/2025	6,063	40,928	—
ManTech International Corporation	First lien senior secured delayed draw term loan	9/2024	1,190	2,164	—
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured delayed draw term loan	4/2024	18,290	21,702	—
Ocala Bidco, Inc.	First lien senior secured delayed draw term loan	5/2024	—	8,469	—
Omnia Partners, LLC	First lien senior secured delayed draw term loan	1/2024	—	172	—
OneOncology LLC	First lien senior secured delayed draw term loan	12/2024	—	26,752	—
Pacific BidCo Inc.	First lien senior secured delayed draw term loan	8/2025	—	17,905	—
PetVet Care Centers, LLC	First lien senior secured delayed draw term loan	11/2025	—	31,691	(16)
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured delayed draw term loan	5/2024	—	28,553	(286)
PPV Intermediate Holdings, LLC	First lien senior secured delayed draw term loan	9/2025	—	10,076	(25)
Simplisafe Holding Corporation	First lien senior secured delayed draw term loan	5/2024	4,258	11,770	—
Smarsh Inc.	First lien senior secured delayed draw term loan	2/2024	10,381	10,381	—
Sonny's Enterprises, LLC	First lien senior secured delayed draw term loan	11/2024	11,320	15,212	—
Southern Air & Heat Holdings, LLC	First lien senior secured delayed draw term loan	10/2027	2,742	28,751	—
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured delayed draw term loan	11/2024	—	12,267	(92)
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured delayed draw term loan	10/2025	1,198	2,360	—
Unified Women's Healthcare, LP	First lien senior secured delayed draw term loan	10/2025	—	41,400	—
Walker Edison Furniture Company LLC	First lien senior secured delayed draw term loan	3/2027	—	833	(67)
XRL 1 LLC (f/k/a XOMA)	First lien senior secured delayed draw term loan	12/2025	—	4,500	(101)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(16)
Zendesk, Inc.	First lien senior secured delayed draw term loan	11/2024	—	30,080	(75)
Non-controlled/non-affiliated - revolving debt commitments
ACR Group Borrower, LLC	First lien senior secured revolving loan	3/2026	450	425	—
Activate Holdings (US) Corp. (dba Absolute Software)	First lien senior secured revolving loan	7/2030	70	282	—
AmeriLife Holdings LLC	First lien senior secured revolving loan	8/2028	—	16,273	(81)
Anaplan, Inc.	First lien senior secured revolving loan	6/2028	—	16,528	—
Apex Service Partners, LLC	First lien senior secured revolving loan	10/2029	616	7,080	—
Appfire Technologies, LLC	First lien senior secured revolving loan	3/2027	373	1,260	—
Ascend Buyer, LLC (dba PPC Flexible Packaging)	First lien senior secured revolving loan	9/2027	1,702	3,404	—
Associations, Inc.	First lien senior secured revolving loan	7/2027	1,706	3,123	—
Aurelia Netherlands Midco 2 B.V. (f/k/a Adevinta)	First lien senior secured EUR revolving loan	11/2030	—	3,387	—
Avalara, Inc.	First lien senior secured revolving loan	10/2028	—	7,045	(35)
AWP Group Holdings, Inc.	First lien senior secured revolving loan	12/2029	1,248	4,557	—
Bamboo US BidCo LLC	First lien senior secured revolving loan	10/2029	—	20,128	(604)
Bayshore Intermediate #2, L.P. (dba Boomi)	First lien senior secured revolving loan	10/2027	319	1,275	—
BCPE Osprey Buyer, Inc. (dba PartsSource)	First lien senior secured revolving loan	8/2026	1,448	3,207	—
BCTO BSI Buyer, Inc. (dba Buildertrend)	First lien senior secured revolving loan	12/2026	—	161	—
BELMONT BUYER, INC. (dba Valenz)	First lien senior secured revolving loan	6/2029	—	6,650	(66)
Blast Bidco Inc.	First lien senior secured revolving loan	10/2029	—	4,179	(104)
BradyIFS Holdings, LLC (fka Individual Foodservice Holdings, LLC)	First lien senior secured revolving loan	10/2029	—	13,901	(146)
Brightway Holdings, LLC	First lien senior secured revolving loan	12/2027	947	1,158	—
BTRS Holdings Inc. (dba Billtrust)	First lien senior secured revolving loan	12/2028	289	868	—
Canadian Hospital Specialties Ltd.	First lien senior secured CAD revolving loan	4/2027	370	75	—
Catalis Intermediate, Inc. (fka GovBrands Intermediate, Inc.)	First lien senior secured revolving loan	8/2027	303	577	—
Certinia, Inc.	First lien senior secured revolving loan	8/2029	—	4,412	(88)
Circana Group, L.P. (fka The NPD Group, L.P.)	First lien senior secured revolving loan	12/2027	2,568	11,699	—
CivicPlus, LLC	First lien senior secured revolving loan	8/2027	763	1,481	—
Community Brands ParentCo, LLC	First lien senior secured revolving loan	2/2028	—	1,875	(19)
CoreTrust Purchasing Group LLC	First lien senior secured revolving loan	10/2029	—	14,183	(142)
Coupa Holdings, LLC	First lien senior secured revolving loan	2/2029	—	1,664	(33)

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(16)
CPM Holdings, Inc.	First lien senior secured revolving loan	6/2028	—	5,000	—
Crewline Buyer, Inc.	First lien senior secured revolving loan	11/2030	—	17,226	(258)
Denali BuyerCo, LLC (dba Summit Companies)	First lien senior secured revolving loan	9/2027	—	9,963	(25)
Disco Parent, Inc. (dba Duck Creek Technologies, Inc.)	First lien senior secured revolving loan	3/2029	—	91	(1)
EET Buyer, Inc. (dba e-Emphasys)	First lien senior secured revolving loan	11/2027	677	2,710	—
Entertainment Benefits Group, LLC	First lien senior secured revolving loan	9/2025	4,640	6,960	—
Entrata, Inc.	First lien senior secured revolving loan	7/2028	—	513	(8)
Evolution BuyerCo, Inc. (dba SIAA)	First lien senior secured revolving loan	4/2027	—	676	(5)
Finastra USA, Inc.	First lien senior secured revolving loan	9/2029	4,524	12,568	—
Formerra, LLC	First lien senior secured revolving loan	11/2028	—	526	(8)
Fortis Solutions Group, LLC	First lien senior secured revolving loan	10/2027	337	6,409	—
Fullsteam Operations, LLC	First lien senior secured revolving loan	11/2029	—	500	(15)
Gaylord Chemical Company, L.L.C.	First lien senior secured revolving loan	3/2026	—	3,973	(20)

GI Apple Midco LLC (dba Atlas Technical Consultants)	First lien senior secured revolving loan	4/2029	6,174	4,908	—
GI Ranger Intermediate, LLC (dba Rectangle Health)	First lien senior secured revolving loan	10/2027	1,004	669	—
Global Music Rights, LLC	First lien senior secured revolving loan	8/2027	—	7,500	—
Granicus, Inc.	First lien senior secured revolving loan	1/2027	34	127	—
Grayshift, LLC	First lien senior secured revolving loan	7/2028	—	2,419	(36)
Hercules Borrower, LLC (dba The Vincit Group)	First lien senior secured revolving loan	12/2026	—	96	—
Hissho Sushi Merger Sub, LLC	First lien senior secured revolving loan	5/2028	—	8,745	—
Home Service TopCo IV, Inc.	First lien senior secured revolving loan	12/2027	—	3,359	(25)
Hyland Software, Inc.	First lien senior secured revolving loan	9/2029	—	6,978	(105)
Ideal Image Development, LLC*	First lien senior secured revolving loan	9/2027	915	—	—
Ideal Tridon Holdings, Inc.	First lien senior secured revolving loan	4/2028	—	8,630	(194)
IG Investments Holdings, LLC (dba Insight Global)	First lien senior secured revolving loan	9/2027	—	3,613	(27)
IMO Investor Holdings, Inc.	First lien senior secured revolving loan	5/2028	99	2,382	—
Indigo Buyer, Inc. (dba Inovar Packaging Group)	First lien senior secured revolving loan	5/2028	5,080	7,620	—
Indikami Bidco, LLC	First lien senior secured revolving loan	6/2030	—	4,693	(106)
Integrated Specialty Coverages, LLC	First lien senior secured revolving loan	7/2029	—	5,934	(89)
Integrity Marketing Acquisition, LLC	First lien senior secured revolving loan	8/2026	—	5,450	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(16)
Intelerad Medical Systems Incorporated*	First lien senior secured revolving loan	8/2026	2,049	—	—
Interoperability Bidco, Inc. (dba Lyniate)	First lien senior secured revolving loan	12/2024	2,528	3,490	—
Kaseya Inc.	First lien senior secured revolving loan	6/2029	1,097	3,256	—
KRIV Acquisition Inc. (dba Riveron)	First lien senior secured revolving loan	7/2029	—	10,944	(301)
KWOL Acquisition Inc.	First lien senior secured revolving loan	12/2029	6,697	15,627	—
KWOR Acquisition, Inc. (dba Alacrity Solutions)	First lien senior secured revolving loan	12/2027	1,468	1,946	—
Lightbeam Bidco, Inc. (dba Lazer Spot)	First lien senior secured revolving loan	5/2029	—	11,685	—
Lignetics Investment Corp.	First lien senior secured revolving loan	10/2026	9,559	1,912	—
ManTech International Corporation	First lien senior secured revolving loan	9/2028	—	1,806	(14)
Mario Purchaser, LLC (dba Len the Plumber)	First lien senior secured revolving loan	4/2028	2,411	5,627	—
Medline Borrower, LP	First lien senior secured revolving loan	10/2026	—	2,020	(20)
MHE Intermediate Holdings, LLC (dba OnPoint Group)	First lien senior secured revolving loan	7/2027	—	3,571	—
Milan Laser Holdings LLC	First lien senior secured revolving loan	4/2026	—	2,553	—
Ministry Brands Holdings, LLC	First lien senior secured revolving loan	12/2027	2,531	2,215	—
Mitnick Corporate Purchaser, Inc.	First lien senior secured revolving loan	5/2027	—	9,375	—
Natural Partners, LLC	First lien senior secured revolving loan	11/2027	—	5,063	(25)
Neptune Holdings, Inc. (dba NexTech)	First lien senior secured revolving loan	8/2029	—	4,118	(103)
NMI Acquisitionco, Inc. (dba Network Merchants)	First lien senior secured revolving loan	9/2025	—	558	(3)
Notorious Topco, LLC (dba Beauty Industry Group)	First lien senior secured revolving loan	5/2027	352	4,930	—
OAC Holdings I Corp. (dba Omega Holdings)	First lien senior secured revolving loan	3/2028	—	2,572	(45)
OB Hospitalist Group, Inc.	First lien senior secured revolving loan	9/2027	3,091	4,902	—
Ole Smoky Distillery, LLC	First lien senior secured revolving loan	3/2028	—	3,302	(50)
OneOncology LLC	First lien senior secured revolving loan	6/2029	—	14,267	(71)
Oranje Holdco, Inc. (dba KnowBe4)	First lien senior secured revolving loan	2/2029	—	10,148	(101)
Patriot Acquisition TopCo S.A.R.L (dba Corza Health, Inc.)	First lien senior secured revolving loan	1/2026	19	70	—
Peter C. Foy & Associates Insurance Services, LLC (dba PCF Insurance Services)	First lien senior secured revolving loan	11/2027	—	2,570	(6)
PetVet Care Centers, LLC	First lien senior secured revolving loan	11/2029	—	33,258	(349)
Ping Identity Holding Corp.	First lien senior secured revolving loan	10/2028	—	2,182	(11)
Plasma Buyer LLC (dba Pathgroup)	First lien senior secured revolving loan	5/2028	4,079	8,158	—
Pluralsight, LLC	First lien senior secured revolving loan	4/2027	305	87	—

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Unfunded
				Commitment	Fair Value(16)
PPV Intermediate Holdings, LLC	First lien senior secured revolving loan	8/2029	—	11,854	(148)
QAD, Inc.	First lien senior secured revolving loan	11/2027	—	6,000	(90)
Quva Pharma, Inc.	First lien senior secured revolving loan	4/2026	—	455	(3)
Relativity ODA LLC	First lien senior secured revolving loan	5/2027	—	435	—
Sailpoint Technologies Holdings, Inc.	First lien senior secured revolving loan	8/2028	—	5,718	(43)
Securonix, Inc.	First lien senior secured revolving loan	4/2028	—	5,339	(334)
Sensor Technology Topco, Inc. (dba Humanetics)	First lien senior secured revolving loan	5/2026	11,485	9,077	—
Smarsh Inc.	First lien senior secured revolving loan	2/2029	—	830	(2)
Sonny's Enterprises, LLC	First lien senior secured revolving loan	8/2027	—	25,158	(63)
Southern Air & Heat Holdings, LLC	First lien senior secured revolving loan	10/2027	23	259	—
Spotless Brands, LLC	First lien senior secured revolving loan	7/2028	316	1,146	—
Summit Acquisition Inc. (dba K2 Insurance Services)	First lien senior secured revolving loan	5/2029	—	6,133	(138)
SWK BUYER, Inc. (dba Stonewall Kitchen)	First lien senior secured revolving loan	3/2029	—	5,579	(209)
Tamarack Intermediate, L.L.C. (dba Verisk 3E)	First lien senior secured revolving loan	3/2028	—	5,336	(67)
TC Holdings, LLC (dba TrialCard)	First lien senior secured revolving loan	4/2027	—	7,768	—
Tempo Buyer Corp. (dba Global Claims Services)	First lien senior secured revolving loan	8/2027	1,651	3,508	—
The Shade Store, LLC	First lien senior secured revolving loan	10/2026	4,364	2,455	—
Thunder Purchaser, Inc. (dba Vector Solutions)	First lien senior secured revolving loan	6/2027	602	418	—
Troon Golf, L.L.C.	First lien senior secured revolving loan	8/2026	—	7,207	(36)
Ultimate Baked Goods Midco, LLC	First lien senior secured revolving loan	8/2027	—	2,000	—
Unified Women's Healthcare, LP	First lien senior secured revolving loan	6/2029	—	8,120	—
USRP Holdings, Inc. (dba U.S. Retirement and Benefits Partners)	First lien senior secured revolving loan	7/2027	—	1,096	(8)
Velocity HoldCo III Inc. (dba VelocityEHS)	First lien senior secured revolving loan	4/2026	18	124	—
Walker Edison Furniture Company LLC*	First lien senior secured revolving loan	3/2027	1,333	—	—
When I Work, Inc.	First lien senior secured revolving loan	11/2027	—	4,164	(73)
Zendesk, Inc.	First lien senior secured revolving loan	11/2028	—	12,386	(155)
Non-controlled/non-affiliated - equity commitments
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC	LLC Interest	N/A	25,310	8,444	—
AAM Series 2.1 Aviation Feeder, LLC	LLC Interest	N/A	31,506	309	—
Total Portfolio Company Commitments			$322,247	$1,394,947	$(6,311)
(16)The negative cost and fair value results from unamortized fees, which are capitalized to the investment cost of unfunded commitments.

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)
(17)The date disclosed represents the commitment period of the unfunded term loan. Upon expiration of the commitment period, the funded portion of the term loan may be subject to a longer maturity date.
(18)Unless otherwise indicated, represents a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Agreements and Related Party Transactions”.
(19)This portfolio company was not a co-investment made with the Company’s affiliates in accordance with the terms of exemptive relief that the Company received from the U.S. Securities and Exchange Commission.
(20)Level 2 Investment.
(21)This portfolio company is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of total assets. As of December 31, 2023, non-qualifying assets represented 13.0% of total assets as calculated in accordance with the regulatory requirements.
(22)Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of December 31, 2023, the aggregate fair value of these securities is $1.40 billion, or 16.2% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Portfolio Company	Investment	Acquisition Date
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC**	LLC Interest	July 1, 2022
AAM Series 2.1 Aviation Feeder, LLC**	LLC Interest	July 1, 2022
Accelerate Topco Holdings, LLC	Common Units	September 1, 2022
Amergin Asset Management, LLC**	Class A Units	July 1, 2022
ASP Conair Holdings LP	Class A Units	May 17, 2021
Associations Finance, Inc.	Preferred Stock	June 10, 2022
Associations Finance, Inc.	Preferred Stock	April 10, 2023
BCTO WIW Holdings, Inc. (dba When I Work)	Class A Common Stock	November 2, 2021
BEHP Co-Investor II, L.P.	LP Interest	May 6, 2022
Brooklyn Lender Co-Invest 2, L.P. (dba Boomi)	Common Units	October 1, 2021
CD&R Value Building Partners I, L.P. (dba Belron)	LP Interest	December 2, 2021
Denali Holding LP (dba Summit Companies)	Class A Units	September 14, 2021
Dodge Construction Network Holdings, L.P.	Class A-2 Common Units	February 23, 2022
Dodge Construction Network Holdings, L.P.	Series A Preferred Units	February 23, 2022
Elliott Alto Co-Investor Aggregator L.P.	LP Interest	September 28, 2022
Evology LLC	Class B Units	January 21, 2022
Evolution Parent, LP (dba SIAA)	LP Interest	April 30, 2021
Fifth Season Investments LLC**	Class A Units	October 17, 2022
Gloves Holdings, LP (dba Protective Industrial Products)	LP Interest	December 28, 2020
GrowthCurve Capital Sunrise Co-Invest LP (dba Brightway)	LP Interest	December 16, 2021
Hercules Buyer, LLC (dba The Vincit Group)	Common Units	December 15, 2020
Hissho Sushi Holdings, LLC	Class A Units	May 17, 2022
Hockey Parent Holdings, L.P.	Class A Units	September 14, 2023
Insight CP (Blocker) Holdings, L.P. (dba CivicPlus, LLC)	LP Interest	June 8, 2022
Knockout Intermediate Holdings I Inc. (dba Kaseya)	Perpetual Preferred Stock	June 22, 2022
KOBHG Holdings, L.P. (dba OB Hospitalist)	Class A Interests	September 27, 2021
KPCI Holdings, L.P.	Class A Units	November 25, 2020
KWOL Acquisition Inc.	Common stock	December 12, 2023
LSI Financing 1 DAC**	Preferred equity	December 14, 2022
Maia Aggregator, LP	Class A-2 Units	February 1, 2022
MessageBird Holding B.V.	Extended Series C Warrants	May 5, 2021
Metis HoldCo, Inc. (dba Mavis Tire Express Services)	Series A Convertible Preferred Stock	May 3, 2021
Minerva Holdco, Inc.	Series A Preferred Stock	February 14, 2022
Orange Blossom Parent, Inc.	Common Equity	July 29, 2022
Blue Owl Credit Income Senior Loan Fund, LLC (f/k/a ORCIC Senior Loan Fund, LLC)*	LLC Interest	November 2, 2022
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class A Units	January 29, 2021
Patriot Holdings SCSp (dba Corza Health, Inc.)	Class B Units	January 29, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Preferred equity	February 13, 2023
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Units	November 1, 2021
PCF Holdco, LLC (dba PCF Insurance Services)	Class A Unit Warrants	February 13, 2023
Picard Holdco, Inc.	Series A Preferred Stock	September 29, 2022

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)

Portfolio Company	Investment	Acquisition Date
Project Alpine Co-Invest Fund, L.P.	LP Interest	June 13, 2022
Project Hotel California Co-Invest Fund, L.P.	LP Interest	August 9, 2022
Rhea Acquisition Holdings, LP	Series A-2 Units	February 18, 2022
Romulus Intermediate Holdings 1 Inc. (dba PetVet)	Series A Preferred Stock	November 15, 2023
Sunshine Software Holdings, Inc. (dba Cornerstone OnDemand)	Series A Preferred Stock	October 14, 2021
Thunder Topco L.P. (dba Vector Solutions)	Common Units	June 30, 2021
Vestwell Holdings, Inc.	Series D Preferred Stock	December 20, 2023
Walker Edison Holdco LLC	Common Equity	March 1, 2023
WMC Bidco, Inc. (dba West Monroe)	Senior Preferred Stock	November 8, 2021
WP Irving Co-Invest, L.P.	Partnership Units	May 18, 2022
XOMA Corporation	Warrants	December 15, 2023
Zoro TopCo, Inc.	Class A Common Units	November 22, 2022
Zoro TopCo, Inc.	Series A Preferred Stock	November 22, 2022
__________________
*Refer to Note 4 “Investments - OCIC SLF LLC”, for further information.
**Refer to Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
(23)As of December 31, 2023, the net estimated unrealized gain on investments for U.S. federal income tax purposes was $155.0 million based on a tax cost basis of $16.50 billion. As of December 31, 2023, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $24.1 million. As of December 31, 2023, the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $179.1 million.
(24)Investment is non-income producing.
(25)Investment is not pledged as collateral under the Revolving Credit Facility, SPV Asset Facilities and CLOs.
(26)We invest in this portfolio company through underlying blocker entities Hercules Blocker 1 LLC, Hercules Blocker 2 LLC, Hercules Blocker 3 LLC, Hercules Blocker 4 LLC, and Hercules Blocker 5 LLC.
(27)Unless otherwise indicated, the Company’s portfolio companies are pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facilities and CLOs. See Note 5 “Debt”.
(28)As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of this portfolio company as the Company owns more than 5% but less than 25% of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the year ended December 31, 2023 were as follows:

Company	Fair value as of December 31, 2022	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2023	Dividend Income	Interest Income	Other Income
LSI Financing 1 DAC	$6,175	$73,099	$(6,952)	$6,084	$—	$78,406	$774	$—	$—
Total	$6,175	$73,099	$(6,952)	$6,084	$—	$78,406	$774	$—	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(29)As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” and has “Control” of this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over

Blue Owl Credit Income Corp.
Consolidated Schedules of Investments
As of December 31, 2023
(Amounts in thousands, except share amounts)
management or policies of such portfolio company, including through a management agreement (“controlled affiliate”). The Company’s investment in controlled affiliates for the period ended December 31, 2023 were as follows:

Company	Fair value as of December 31, 2022	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Fair value as of December 31, 2023	Dividend Income	Interest and PIK Income	Other Income
AAM Series 2.1 Aviation Feeder, LLC(c)	$1,568	$76,909	$—	$(1)	$—	$78,476	$—	$617	$—
AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC(c)	—	64,806	—	33	—	64,839	—	1,899	—
Fifth Season Investments LLC	89,680	67,131	—	(17)	—	156,794	4,963	—	—
Blue Owl Credit Income Senior Loan Fund, LLC	140,394	119,658	—	13,389	—	273,441	31,396	—	—
Total	$231,642	$328,504	$—	$13,404	$—	$573,550	$36,359	$2,516	$—
__________________
(a)Gross additions may include increases in the cost basis of investments resulting from new investments, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this controlled affiliated category from a different category.
(b)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.
(c)In connection with its investment in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”) the Company made a minority investment in Amergin Asset Management, LLC which has entered into a Servicing Agreement with Amergin AssetCo.
(30)Investment was on non-accrual status as of December 31, 2023.
(31)Investment measured at net asset value (“NAV”).
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Changes in Net Assets
(Amounts in thousands)

	For the Years Ended December 31,
	2024	2023	2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,354,877	$819,124	$346,851
Net change in unrealized gain (loss)	(69,591)	196,202	(116,185)
Net realized gain (loss) on investments	(18,566)	(9,459)	(12,377)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,266,720	1,005,867	218,289
Distributions
Class S	(387,356)	(223,672)	(97,794)
Class D	(43,928)	(57,125)	(27,139)
Class I	(763,257)	(415,047)	(176,401)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(1,194,541)	(695,844)	(301,334)
Capital Share Transactions
Class S:
Issuance of shares of common stock	1,833,919	1,194,789	1,270,687
Share transfers between classes(1)	(5,728)	(2,614)	—
Repurchase of common shares	(185,739)	(75,799)	(54,182)
Reinvestment of shareholders’ distributions	165,862	82,376	32,022
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class S	1,808,314	1,198,752	1,248,527
Class D:
Issuance of shares of common stock	133,280	256,735	275,153
Share transfers between classes(1)	(338,702)	—	—
Repurchase of common shares	(40,928)	(34,058)	(7,645)
Reinvestment of shareholders’ distributions	15,609	24,077	10,905
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class D	(230,741)	246,754	278,413
Class I:
Issuance of shares of common stock	3,730,612	2,008,973	2,311,831
Share transfers between classes(1)	344,430	2,614	—
Repurchase of common shares	(412,317)	(277,409)	(143,936)
Reinvestment of shareholders’ distributions	316,579	153,086	57,235
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I	3,979,304	1,887,264	2,225,130
Total Increase (Decrease) in Net Assets	5,629,056	3,642,793	3,669,026
Net Assets, at beginning of period	8,892,546	5,249,753	1,580,728
Net Assets, at end of period	$14,521,602	$8,892,546	$5,249,753
_______________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Consolidated Statements of Cash Flows
(Amounts in thousands)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,266,720	$1,005,867	$218,289
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(15,014,625)	(7,082,209)	(8,651,238)
Proceeds from investments and investment repayments, net	5,516,966	1,516,330	1,012,027
Net change in unrealized (gain) loss on investments	70,014	(195,317)	114,990
Net change in unrealized gain (loss) on interest rate swap attributed to unsecured notes	(85,789)	12,533	449
Net change in unrealized (gain) loss on translation of assets and liabilities in foreign currencies	(1,339)	(892)	1,195
Net change in unrealized (gain) loss on Income tax (provision) benefit	916	7	—
Net realized (gain) loss on investments	20,997	8,940	12,748
Net realized (gain) loss on foreign currency transactions relating to investments	941	519	(371)
Net realized (gain) loss on foreign currency transactions relating to debt	(2,338)	—	—
Paid-in-kind interest and dividends	(189,230)	(144,214)	(63,484)
Net amortization/accretion of premium/discount on investments	(147,271)	(45,498)	(17,946)
Amortization of debt issuance costs	31,304	17,912	10,657
Amortization of offering costs	4,062	3,295	3,661
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(41,828)	(57,948)	(61,819)
(Increase) decrease in receivable from controlled affiliates	(8,275)	12,178	(20,202)
(Increase) decrease in receivable for investments sold	(444,545)	(28,508)	—
(Increase) decrease in prepaid expenses and other assets	(6,300)	(3,759)	(44)
Increase (decrease) in payable for investments purchased	(37,453)	125,372	14,343
Increase (decrease) in payables to affiliates	18,886	21,954	23,469
Increase (decrease) in tender payable	—	—	109,423
Increase (decrease) in accrued expenses and other liabilities	204,509	21,687	76,723
Net cash used in operating activities	(8,843,678)	(4,811,751)	(7,217,130)
Cash Flows from Financing Activities
Borrowings on debt	15,846,598	7,995,764	9,773,168
Repayments of debt	(10,800,512)	(5,635,000)	(5,776,501)
Deferred offering costs paid	(2,613)	—	—
Debt issuance costs paid	(108,794)	(55,848)	(54,515)
Repurchase of common stock	(559,769)	(384,114)	(205,763)
Proceeds from issuance of common shares	5,697,811	3,460,497	3,857,671
Distributions paid to shareholders	(637,944)	(379,411)	(173,142)
Net cash provided by financing activities	9,434,777	5,001,888	7,420,918
Net increase (decrease) in cash and restricted cash, including foreign cash (restricted cash of $141,158, $17,872 and $23,000, respectively)	591,099	190,137	203,788

Blue Owl Credit Income Corp.
Consolidated Statements of Cash Flows
(Amounts in thousands)

Cash and restricted cash, including foreign cash, beginning of period (restricted cash of $40,872, $23,000 and $0, respectively)	415,384	225,247	21,459
Cash and restricted cash, including foreign cash, end of period (restricted cash of $182,030, $40,872 and $23,000, respectively)	$1,006,483	$415,384	$225,247
Supplemental and Non-Cash Information
Interest paid during the period	$670,026	$422,568	$118,073
Distributions declared during the period	$1,194,541	$695,844	$301,334
Reinvestment of distributions during the period	$498,050	$259,539	$100,161
Taxes, including excise tax, paid during the period	$2,206	$195	$104
Distributions payable	$152,477	$93,930	$37,036
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements
Note 1. Organization and Principal Business
Blue Owl Credit Income Corp. (the “Company”) is a Maryland corporation formed on April 22, 2020. The Company was formed primarily to originate and make loans to, and make debt and equity investments in, U.S. middle-market companies. The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation by targeting investment opportunities with favorable risk-adjusted returns. The Company invests in senior secured or unsecured loans, subordinated loans or mezzanine loans and, to a lesser extent, equity and equity-related securities which include common and preferred stock, securities convertible into common stock, and warrants. The Company may make investments with shorter or longer maturities from time to time. The Company intends, under normal circumstances, to invest directly, or indirectly through its investment in OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”) or any similarly situated companies, at least 80% of the value of its total assets in credit investments. The Company defines “credit” to mean debt investments made in exchange for regular interest payments. The target credit investments will typically have maturities between three and ten years and generally range in size between $20 million and $500 million, although the investment size will vary with the size of the Company’s capital base. The Company may on occasion invest in smaller or larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets, which are often referred to as “junk” investments.
The Company is an externally managed closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Because the Company has elected to be regulated as a BDC and as a RIC under the Code, the Company’s portfolio is subject to diversification and other requirements.
In November 2020, the Company commenced operations and made its first portfolio company investment. On October 23, 2020, the Company formed a wholly-owned subsidiary, OR Lending IC LLC, a Delaware limited liability company, which holds a California finance lenders license. OR Lending IC LLC makes loans to borrowers headquartered in California. From time to time the Company may form wholly-owned subsidiaries to facilitate the normal course of business.
Blue Owl Credit Advisors LLC (the “Adviser”) serves as the Company’s investment adviser. The Adviser is an indirect affiliate of Blue Owl Capital Inc. (“Blue Owl”) (NYSE: OWL) and part of Blue Owl’s Credit platform which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies. The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Blue Owl consists of three product platforms: (1) Credit, (2) GP Strategic Capital, which primarily focuses on acquiring equity stakes in, or providing debt financing to, large, multi-product private equity and private credit firms and (3) Real Assets, which primarily focuses on the strategies of net lease real estate and real estate credit. Subject to the overall supervision of the Company’s board of directors (the “Board”), the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.
The Company received an exemptive order that permits it to offer multiple classes of shares of common stock and to impose varying sales loads, asset-based servicing and/or distribution fees and early withdrawal fees. On November 12, 2020, the Company commenced its initial public offering pursuant to which it offered, on a continuous basis, up to $2,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On February 14, 2022, the Company commenced its follow-on offering, pursuant to which it offered on a continuous basis, up to $13,500,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. On December 6, 2024, the Company commenced its current offering, pursuant to which it is offering on a continuous basis, up to $10,000,000 in any combination of amount of shares of Class S, Class D and Class I common stock. The share classes have different upfront selling commissions and ongoing servicing fees. Each class of common stock will be offered through Blue Owl Securities LLC (d/b/a Blue Owl Securities) (the “Dealer Manager” or “Blue Owl Securities”). The Dealer Manager is entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in the offering and 1.50% of the offering price of each

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Class D share sold. Class I shares are not subject to upfront selling commissions. Any upfront selling commissions for the Class S shares and Class D shares sold in the offering will be deducted from the purchase price. Class S, Class D and Class I shares were offered at initial purchase prices per shares of $10.35, $10.15 and $10.00, respectively. Currently, the purchase price per share for each class of common stock varies, but will not be sold at a price below the Company’s net asset value per share of such class, as determined in accordance with the Company’s share pricing policy, plus applicable upfront selling commissions. The Company also engages in private placement offerings of its common stock.
Since meeting the minimum offering requirement and commencing its continuous public offering through December 31, 2024, the Company has issued 520,156,108 shares of Class S common stock, 89,982,237 shares of Class D common stock and 948,384,959 shares of Class I common stock, exclusive of any tender offers and shares issued pursuant to our distribution reinvestment plan, for gross proceeds of $4.91 billion, $0.84 billion and $8.89 billion, respectively, including $1,000 of seed capital contributed by its Adviser in September of 2020, $25.0 million in gross proceeds raised from an entity affiliated with the Adviser and 63,906,381 shares of Class I common stock issued in a private placement to feeder vehicles primarily created to hold the Company’s Class I shares for gross proceeds of approximately $0.60 billion.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included.
Reclassifications
As a result of changes in presentations, certain prior year amounts have been reclassified to conform to the current presentation. These reclassifications had no effect on the reported results of operations.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash and Restricted Cash
Cash consists of deposits held at a custodian bank and restricted cash pledged as collateral. Cash is carried at cost, which approximates fair value. The Company deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Consolidation
As provided under Regulation S-X and ASC Topic 946—Financial Services—Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Company.
The Company does not consolidate its equity interests in AAM Series 1.1 Rail and Domestic Intermodal Feeder, LLC and AAM Series 2.1 Aviation Feeder, LLC (collectively, “Amergin AssetCo”), Fifth Season, LLC and since November 2, 2022 has not consolidated its equity position in OCIC SLF. OCIC SLF was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
OCIC SLF as a joint venture. See Note 3 “Agreements and Related Party Transactions - Controlled/Affiliated Portfolio Companies”.
Investments at Fair Value
Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board designated the Adviser as the Company’s valuation designee to perform fair value determinations relating to the value of assets held by the Company for which market quotations are not readily available.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Company utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser, as the valuation designee, based on, among other things, the input of the independent third-party valuation firm(s) engaged at the direction of the Adviser.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Company’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase or sale transaction, public offering or subsequent equity sale occurs, the Adviser, as the valuation designee, considers whether the pricing indicated by the external event corroborates its valuation.
The Adviser, as the valuation designee, undertakes a multi-step valuation process, which includes, among other procedures, the following:
•With respect to investments for which market quotations are readily available, those investments will typically be valued at the average bid price of those market quotations;
•With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;
•Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee;
•The Adviser, as the valuation designee, reviews the recommended valuations and determines the fair value of each investment;
•Each quarter, the Adviser, as the valuation designee, will provide the Audit Committee a summary or description of material fair value matters that occurred in the prior quarter and on an annual basis, the Adviser, as the valuation designee, will provide the Audit Committee with a written assessment of the adequacy and effectiveness of its fair value process; and
•The Audit Committee oversees the valuation designee and will report to the Board on any valuation matters requiring the Board’s attention.
The Company conducts this valuation process on a quarterly basis.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
The Company applies Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.
•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. In addition to using the above inputs in investment valuations, the Company applies the valuation policy approved by its Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
The Company applies the practical expedient provided by the ASC Topic 820 relating to investments in certain entities that calculate net asset value per share (or its equivalent). ASC Topic 820 permits an entity holding investments in certain entities that either are investment companies, or have attributes similar to an investment company, and calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. Investments which are valued using NAV per share as a practical expedient are not categorized within the fair value hierarchy as per ASC Topic 820.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Financial and Derivative Instruments
Pursuant to ASC 815 Derivatives and Hedging, all derivative instruments entered into by the Company are designated as hedging instruments. For all derivative instruments designated as a hedge, the entire change in the fair

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Notes to Consolidated Financial Statements - Continued
value of the hedging instrument shall be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. The Company’s derivative instruments are used to hedge the Company’s fixed rate debt, and therefore both the periodic payment and the change in fair value for the effective hedge, if applicable, will be recognized as components of interest expense in the Consolidated Statements of Operations. Fair value is estimated by discounting remaining payments using applicable current market rates, or market quotes, if available. Rule 18f-4 requires BDCs that use derivatives to, among other things, comply with a value-at-risk leverage limit, adopt a derivatives risk management program, and implement certain testing and board reporting procedures. Rule 18f-4 provides that a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Pursuant to Rule 18f-4, when we trade reverse repurchase agreements or similar financing transactions, including certain tender option bonds, we need to aggregate the amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. Rule 18f-4 exempts BDCs that qualify as “limited derivatives users” from the aforementioned requirements, provided that these BDCs adopt written policies and procedures that are reasonably designed to manage the BDC’s derivatives risks and comply with certain recordkeeping requirements. The Company currently qualifies as a “limited derivatives user” and expects to continue to do so. The Company has adopted a derivatives policy and complies with the recordkeeping requirements of Rule 18f-4.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and
•purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations with the change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations. The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the par amount in local currency under the Company’s Revolving Credit Facility and SPV Asset Facilities to fund these investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends, the majority of which is structured at initial underwriting. PIK interest and dividends represent accrued interest or dividends that are added to the principal amount or liquidation amount of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or at the occurrence of a liquidation event.

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Notes to Consolidated Financial Statements - Continued
PIK interest and PIK dividend income consisted of the following for the periods:

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
PIK Interest Income	$120,121	$72,208	$34,789
PIK Interest Income as a % of Investment Income	4.7%	4.7%	5.2%
PIK Dividend Income	$54,205	$68,105	$36,435
PIK Dividend Income as a % of Investment Income	2.1%	4.4%	5.4%
Total PIK Income	$174,326	$140,313	$71,224
Total PIK Income as a % of Investment Income	6.8%	9.1%	10.6%
Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization and accretion of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point the Company believes PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Other Income
From time to time, the Company may receive fees for services provided to portfolio companies. These fees are generally only available to the Company as a result of closing investments, are generally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Company’s portfolio companies.
Organization Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.
Offering Expenses
Costs associated with the offering of common shares of the Company are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statements of Assets and Liabilities and are amortized over a twelve-month period from incurrence. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s share offerings, the preparation of the Company’s registration statement, and registration fees.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Debt Issuance Costs
The Company records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Company may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Company’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Company and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Company has elected to be treated as a RIC under the Code beginning with the taxable year ended December 31, 2020 and intends to qualify as a RIC annually. So long as the Company obtains and maintains its tax treatment as a RIC, it generally will not pay U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Instead, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s investors and will not be reflected in the consolidated financial statements of the Company.
To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Company must generally distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses. In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.
The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. There were no material uncertain income tax positions through December 31, 2024. As applicable, the Company’s prior three tax years remain subject to examination by U.S. federal, state and local tax authorities.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of shares of the Company on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Company.
Expenses that are common to all share classes are borne by each class of shares based on the net assets of the Company attributable to each class. Expenses that are specific to a class of shares are allocated to such class either directly or through the servicing fees paid pursuant to the Company’s distribution plan. See Note 3. “Agreements and Related Party Transactions – Shareholder Servicing Plan.”
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the record date. The amount to be distributed is determined by the Board and is generally based upon the earnings estimated by the Adviser. In addition, the Board may consider the level of undistributed taxable income carried forward from the prior year for distribution in the current year. Net realized long-term capital gains, if any, would be generally distributed at least annually although the Company may decide to retain such capital gains for investment.
Subject to the Company’s board of directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare cash distributions to the Company’s shareholders on a monthly or quarterly basis and pay such distributions on a monthly basis. The per share amount of distributions for Class S, Class D, and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing servicing fees are calculated based on the Company’s net asset value for the Company’s Class S and Class D shares, the ongoing service fees will reduce the net asset value or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Company’s distribution reinvestment plan. As a result, the distributions on Class S shares and Class D shares may be lower than the distributions on Class I shares.
The Company has adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for reinvestment of any cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the distribution reinvestment plan.
Segment Reporting
In accordance with ASC Topic 280 – “Segment Reporting (ASC 280),” the Company has determined that it has a single operating and reporting segment. As a result, the Company’s segment accounting policies are the same as described herein and the Company does not have any intra-segment sales and transfers of assets.
The Company operates through a single operating and reporting segment with an investment objective to generate both current income, and to a lesser extent, capital appreciation through debt and equity investments. The CODM is comprised of the Company’s chief executive officer, president, and chief financial officer and chief operating officer and assesses the performance and makes operating decisions of the Company on a consolidated basis primarily based on the Company’s net increase in shareholder’s equity resulting from operations (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Company’s stockholders. As the Company’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated balance sheet as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations.
New Accounting Pronouncements
In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, “Reference Rate Reform (Topic 848),” which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. In December 2022, the FASB issued ASU No. 2022-06, “Reference Rate Reform (Topic 848),” which extended the transition period provided under ASU No. 2020-04 and 2021-01 for all entities from December 31, 2022 to December 31, 2024.
In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820),” which clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The amendments affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 is effective for public business entities for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. An entity that qualifies as an investment company under Topic 946 should apply the amendments in ASU No. 2022-03 to an investment in an equity security subject to a contractual sale restriction that is executed or modified on or after the date of adoption. Management has adopted the aforementioned accounting pronouncement and does not believe that it had a material effect on the accompanying consolidated financial statements.
In November 2023, the FASB issued ASU No. 2023-07, “Segment Reporting (Topic 280),” which requires specific disclosures related to the title and position of the chief operating decision maker (“CODM”) and an explanation of how the CODM uses the reported measures of segment profit or loss in assessing segment performance and deciding how to allocate resources. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Company has adopted ASU 2023-07 effective December 31, 2024 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740),” which updates income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. ASU 2023-09 is effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The Company is currently evaluating the impact of adopting ASU No. 2023-09 on the consolidated financial statements.
In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 2200-40),” which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, in each relevant expense caption. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption and retrospective application is permitted. The Company is currently assessing the impact of this guidance, however, the Company does not expect a material impact on its consolidated financial statements.
Other than the aforementioned guidance, the Company’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3. Agreements and Related Party Transactions
As of December 31, 2024, the Company had payables to affiliates of $73.4 million, comprised of $54.0 million of accrued performance based incentive fees, $14.6 million of management fees, and $4.8 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement. As of December 31, 2023, the Company had payables to affiliates of $54.5 million, comprised of $43.9 million of accrued performance based

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
incentive fees, $8.6 million of management fees, and $2.0 million of costs and expenses reimbursable to the Adviser pursuant to the Administration Agreement.
Administration Agreement
The Company has entered into an amended and restated Administration Agreement (the “Administration Agreement”) with the Adviser. The Administration Agreement became effective on May 18, 2021. Under the terms of the Administration Agreement, the Adviser performs, or oversees the performance of, required administrative services, which include providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the SEC, and managing the payment of expenses, and the performance of administrative and professional services rendered by others.
The Administration Agreement also provides that the Company reimburses the Adviser for certain organization costs incurred prior to the commencement of the Company’s operations, and for certain offering costs.
The Company reimburses the Adviser for services performed for it pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Adviser may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Adviser for any services performed for it by such affiliate or third party.
Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year to year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent directors. On May 6, 2024, the Board approved the continuation of the Administration Agreement.
The Administration Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act), or by the vote of a majority of the Board or by the Adviser.
No person who is an officer, director, or employee of the Adviser or its affiliates and who serves as a director of the Company receives any compensation from the Company for his or her services as a director. However, the Company reimburses the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser or its affiliates to the Company’s Chief Compliance Officer, Chief Financial Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the business and affairs of the Company). Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.
For the years ended December 31, 2024, 2023, and 2022 the Company incurred expenses of approximately $7.1 million, $4.6 million, and $3.2 million, respectively, for costs and expenses reimbursable to the Adviser under the terms of the Administration Agreement.
Investment Advisory Agreement
The Company has entered into an amended and restated Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser. The Investment Advisory Agreement became effective on May 18, 2021. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and accordingly, the Adviser may provide similar services to others.
Under the terms of the Investment Advisory Agreement, the Company pays the Adviser a base management fee and may also pay a performance based incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s shareholders.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from the date it first became effective, and will remain in effect and from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, by a majority of independent directors. On May 6, 2024, the Board approved the continuation of the Investment Advisory Agreement.
The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board of Directors or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 120 days’ written notice.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
The base management fee is payable monthly in arrears. The base management fee is calculated at an annual rate of 1.25% based on the average value of the Company’s net assets at the end of the two most recently completed calendar months. All or part of the base management fee not taken as to any month will be deferred without interest and may be taken in any such month prior to the occurrence of a liquidity event. Base management fees for any partial month are prorated based on the number of days in the month. On September 30, 2020 and February 23, 2021, the Adviser agreed to waive 100% of the base management fee for the quarters ended December 31, 2020 and March 31, 2021, respectively. Any portion of management fees waived shall not be subject to recoupment.
For the years ended December 31, 2024, 2023, and 2022 management fees were $141.7 million, $81.8 million, and $42.6 million, respectively.
Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an incentive fee. The incentive fee consists of two parts: (i) an incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
The incentive fee on income will be calculated and payable quarterly in arrears and will be based upon the Company’s pre- incentive fee net investment income for the immediately preceding calendar quarter. In the case of a liquidation of the Company or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.
The incentive fee on income for each calendar quarter will be calculated as follows:
•No incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.25% of the Company’s net asset value for that immediately preceding calendar quarter. The Company refers to this as the quarterly preferred return.
•All of the Company’s pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 1.43%, which the Company refers to as the upper level breakpoint, of the Company’s net asset value for that immediately preceding calendar quarter, will be payable to the Company’s Adviser. The Company refers to this portion of the incentive fee on income as the “catch-up.” It is intended to provide an incentive fee of 12.50% on all of the Company’s pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.43% of the Company’s net asset value for that calendar quarter, measured as of the end of the immediately preceding calendar quarter. The quarterly preferred return of 1.25% and upper level breakpoint of 1.43% are also adjusted for the actual number of days each calendar quarter.

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Notes to Consolidated Financial Statements - Continued
•For any quarter in which the Company’s pre-incentive fee net investment income exceeds the upper level break point of 1.43% of the Company’s net asset value for that immediately preceding calendar quarter, the incentive fee on income will equal 12.50% of the amount of the Company’s pre-incentive fee net investment income, because the quarterly preferred return and catch up will have been achieved.
•Pre-incentive fee net investment income is defined as investment income and any other income, accrued during the calendar quarter, minus operating expenses for the quarter, including the base management fee, expenses payable under the Investment Advisory Agreement and the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any expense support payments or any reimbursement by the Company of expense support payments, or any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The second component of the incentive fee, the “Capital Gains Incentive Fee”, will be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case of a liquidation, or if the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 12.50% of the Company’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less (ii) the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. GAAP. The Company will accrue but will not pay a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company was to sell the relevant investment and realize a capital gain. In no event will the incentive fee on capital gains payable pursuant hereto be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
For the years ended December 31, 2024, 2023, and 2022, the Company incurred performance based incentive fees on net investment income of $192.5 million, $118.1 million, and $49.5 million, respectively.
For the year ended December 31, 2024, the Company recorded a reversal of previously recorded performance based incentive fees based on capital gains of $7.8 million, which was primarily related to unrealized depreciation.
For the year ended December 31, 2023, the Company incurred performance-based incentive fees based on capital gains of $7.8 million, of which $7.8 million is related to unrealized appreciation.
For the year ended December 31, 2022, the Company recorded a reversal of previously recorded performance based incentive fees based on capital gains of $0.6 million, which was primarily related to unrealized depreciation.
Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the continuous public offering until all organization and offering costs paid by the Adviser or its affiliates have been recovered. The Company bears all other expenses of its operations and transactions including, without limitation, those relating to: expenses deemed to be “organization and offering expenses” for purposes of Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2310(a)(12) (exclusive of commissions, the dealer manager fee, any discounts and other similar expenses paid by investors at the time of sale of the Company’s stock); the cost of corporate and organizational expenses relating to offerings of shares of common stock, subject to limitations included in the Investment Advisory Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation services; the cost of effecting any sales and repurchases of the common stock and other securities; fees and expenses payable under any dealer manager agreements, if any; debt service and other costs of borrowings or other financing arrangements; costs of hedging; expenses, including travel expense, incurred by the Adviser, or members of the Investment Team, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing the Company’s rights; escrow agent, transfer agent and custodial fees and expenses; fees and expenses associated with marketing efforts; federal and state registration fees, any stock exchange listing fees and fees payable to rating agencies; federal, state and local taxes; independent directors’ fees and expenses, including certain travel expenses; costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration fees, listing fees

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
and licenses, and the compensation of professionals responsible for the preparation of the foregoing; the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs); the costs of any shareholder or director meetings and the compensation of personnel responsible for the preparation of the foregoing and related matters; commissions and other compensation payable to brokers or dealers; research and market data; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; fees and expenses associated with independent audits, outside legal and consulting costs; costs of winding up; costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; extraordinary expenses (such as litigation or indemnification); and costs associated with reporting and compliance obligations under the Advisers Act and applicable federal and state securities laws. Notwithstanding anything to the contrary contained herein, the Company shall reimburse the Adviser (or its affiliates) for an allocable portion of the compensation paid by the Adviser (or its affiliates) to the Company’s Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company). Any such reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates. The Adviser is responsible for the payment of the Company’s organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.
For the year ended December 31, 2024, subject to the 1.5% organization and offering cost cap, the Company accrued $0.3 million of offering expenses that are reimbursable to the Adviser.
For the year ended December 31, 2023, subject to the 1.5% organization and offering cost cap and the re-categorization of certain expenses as servicing fees, the Company accrued less than $0.1 million of initial organization and offering expenses that are reimbursable to the Adviser.
For the year ended December 31, 2022, subject to the 1.5% organization and offering cost cap and the re-categorization of certain expenses as servicing fees, the Company did not accrue any initial organization and offering expenses that are reimbursable to the Adviser.
From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.
Affiliated Transactions
The Company may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without prior approval of the directors who are not interested persons, and in some cases, the prior approval of the SEC. The Company relies on an order for exemptive relief (as amended, the “Order”) that has been granted to the Adviser and certain of its affiliates, on which we are permitted to rely, by the SEC that permits us to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Company generally is permitted to co-invest with certain of its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and its shareholders and do not involve overreaching in respect of the Company or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with its investment objective and strategies, (3) the investment by its affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which its affiliates are investing, and (4) the proposed investment by the Company would not benefit the Adviser, the other affiliated funds that are participating in the investment or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits the Company to participate in follow-on investments in its existing portfolio

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
companies with certain affiliates that are private funds, even when such private funds did not have an investment in such existing portfolio company.
The Adviser is affiliated with Blue Owl Technology Credit Advisors LLC (“OTCA”), Blue Owl Technology Credit Advisors II LLC (“OTCA II”), Blue Owl Credit Private Fund Advisors LLC (“OPFA”) and Blue Owl Diversified Credit Advisors LLC (“ODCA” together with OTCA, OTCA II, OPFA and the Adviser, the “Blue Owl Credit Advisers”), which are also registered investment advisers. The Blue Owl Credit Advisers are indirect affiliates of Blue Owl and comprise part of Blue Owl’s Credit platform, which includes several strategies, including direct lending, alternative credit, investment grade credit, liquid credit and other adjacent investment strategies. The Blue Owl Credit Advisers’ allocation policy seeks to ensure equitable allocation of investment opportunities over time between the Company and other funds managed by the Adviser or its affiliates. As a result of the Order, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of the BDCs, funds and separately managed accounts managed by the Blue Owl Credit Advisers (collectively the “Blue Owl Credit Clients”) and/or other funds managed by the Adviser or its affiliates that could avail themselves of the Order.
Dealer Manager Agreement
The Company has entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blue Owl Securities, an affiliate of the Adviser, and participating broker-dealer agreements with certain broker-dealers. Under the terms of the Dealer Manager Agreement and the participating broker-dealer agreements, Blue Owl Securities serves as the dealer manager, and certain participating broker-dealers solicit capital, for the Company’s public offering of shares of Class S, Class D, and Class I common stock. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 3.50% of the offering price of each Class S share sold in this offering. Blue Owl Securities will be entitled to receive upfront selling commissions of up to 1.50% of the offering price of each Class D share sold in this offering. Blue Owl Securities anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, participating broker-dealers. Blue Owl Securities will not receive upfront selling commissions with respect to any class of shares issued pursuant to the Company’s distribution reinvestment plan or with respect to purchases of Class I shares.
Upfront selling commissions for sales of Class S and Class D shares may be reduced or waived in connection with volume or other discounts, other fee arrangements or for sales to certain categories of purchasers.
Blue Owl Securities, an affiliate of Blue Owl, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority.
Shareholder Servicing Plan
Subject to FINRA limitations on underwriting compensation and pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company will pay Blue Owl Securities servicing fees for ongoing services as follows:
•with respect to the Company’s outstanding Class S shares equal to 0.85% per annum of the aggregate net asset value of the Company’s outstanding Class S shares; and
•with respect to the Company’s outstanding Class D shares equal to 0.25% per annum of the aggregate net asset value of the Company’s outstanding Class D shares.
The Company will not pay an ongoing servicing fee with respect to the Company’s outstanding Class I shares.
For the year ended December 31, 2024, the Company accrued servicing fees with respect to Class D shares of $1.1 million. For the year ended December 31, 2024, the Company accrued servicing fees with respect to Class S shares of $35.2 million.
For the year ended December 31, 2023, the Company accrued servicing fees with respect to Class D shares of $1.4 million. For the year ended December 31, 2023, the Company accrued servicing fees with respect to Class S shares $20.1 million.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
For the year ended December 31, 2022, the Company paid servicing fees with respect to Class D shares of $0.9 million. For the year ended December 31, 2022, the Company paid servicing fees with respect to Class S shares of $11.6 million.
The servicing fees are paid monthly in arrears. Blue Owl Securities will reallow (pay) all or a portion of the ongoing servicing fees to participating broker-dealers and servicing broker-dealers for ongoing services performed by such broker-dealers, and will waive ongoing servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the ongoing servicing fees are calculated based on the Company’s net asset values for the Company’s Class S and Class D shares, they will reduce the net asset values or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under its distribution reinvestment plan. The Company will cease paying ongoing servicing fees at the date at which total underwriting compensation from any source in connection with this offering equals 10% of the gross proceeds from its offering (excluding proceeds from issuances pursuant to its distribution reinvestment plan). This limitation is intended to ensure that the Company satisfies the requirements of FINRA Rule 2310, which provides that the maximum aggregate underwriting compensation from any source, including compensation paid from offering proceeds and in the form of “trail commissions,” payable to underwriters, broker-dealers, or affiliates thereof participating in an offering may not exceed 10% of gross offering proceeds, excluding proceeds received in connection with the issuance of shares through a distribution reinvestment plan.
Expense Support and Conditional Reimbursement Agreement
On September 30, 2020, the Company entered into the Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser, the purpose of which is to ensure that no portion of the Company’s distributions to shareholders represented a return of capital for U.S. federal income tax purposes. The Expense Support Agreement became effective as of the date that the Company met the minimum offering requirement and was terminated by the Adviser on March 7, 2023.
Pursuant to the Expense Support Agreement, prior to its termination on March 7, 2023, on a quarterly basis, the Adviser reimbursed the Company for “Operating Expenses” (as defined below) in an amount equal to the excess of the Company’s cumulative distributions paid to the Company’s shareholders in each quarter over “Available Operating Funds” (as defined below) received by the Company on account of its investment portfolio during such quarter. Any payments that the Adviser was required to make pursuant to the preceding sentence are referred to herein as an “Expense Payment”.
Under the Expense Support Agreement, “Operating Expenses” was defined as all of the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies. “Available Operating Funds” was defined as the sum of (i) the Company’s estimated investment company taxable income (including realized net short-term capital gains reduced by realized net long-term capital losses), (ii) the Company’s realized net capital gains (including the excess of realized net long-term capital gains over realized net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies, if any (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Adviser’s obligation to make Expense Payments under the Expense Support Agreement automatically became a liability of the Adviser and the right to such Expense Payment was an asset of the Company’s on the last business day of the applicable quarter. The Expense Payment for any quarter was paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offset against amounts due from the Company to the Adviser no later than the earlier of (i) the date on which the Company closes its books for such quarter, or (ii) forty-five days after the end of such quarter.
Following any quarter in which Available Operating Funds exceed the cumulative distributions paid by the Company in respect of such quarter (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company is required to pay such Excess Operating Funds, or a portion thereof, in accordance with the stipulations below, as applicable, to the Adviser, until such time as all Expense Payments made by the Adviser to the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Company within three years prior to the last business day of such quarter have been reimbursed. Any payments required to be made by the Company are referred to as a “Reimbursement Payment”.
The amount of the Reimbursement Payment for any quarter shall equal the lesser of (i) the Excess Operating Funds in respect of such quarter and (ii) the aggregate amount of all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such quarter that have not been previously reimbursed by the Company to the Adviser. The payment will be reduced to the extent that such Reimbursement Payments, together with all other Reimbursement Payments paid during the fiscal year, would cause Other Operating Expenses defined as the Company’s total Operating Expenses, excluding base management fees, incentive fees, organization and offering expenses, distribution and shareholder servicing fees, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses on an annualized basis and net of any Expense Payments received by the Company during the fiscal year to exceed the lesser of: (i) 1.75% of the Company’s average net assets attributable to the shares of the Company’s common stock for the fiscal year-to-date period after taking such Expense Payments into account; and (ii) the percentage of the Company’s average net assets attributable to shares of the Company’s common stock represented by Other Operating Expenses during the fiscal year in which such Expense Payment was made (provided, however, that this clause (ii) shall not apply to any Reimbursement Payment which relates to an Expense Payment made during the same fiscal year).
No Reimbursement Payment for any quarter will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Company’s “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by the Company’s net assets.
The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. The Company’s obligation to make Reimbursement Payments, subject to the conditions above, survives the termination of the Expense Support Agreement. There are no Reimbursement Payments conditionally due from the Company to the Adviser.
Prior to termination of the Expense Support Agreement, Expense Support Payments provided by the Adviser since inception was $9.4 million. All Expense Support Payments were repaid prior to termination.
The following table presents a summary of all expenses supported, and recouped, by the Adviser for each of the following three month periods in which the Company received Expense Support from the Adviser and the associated dates through which such expenses may be subject to reimbursement from the Company pursuant to the Expense

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Support Agreement. The Company did not receive any expense support post year end/prior to termination of the Expense Support Agreement.

For the Quarter Ended	Amount of Expense Support	Recoupment of Expense Support	Unreimbursed Expense Support	Effective Rate of Distribution per Share(1)	Reimbursement Eligibility Expiration	Operating Expense Ratio(2)
($ in thousands)
March 31, 2021	$822	$822	$—	6.7%	March 31, 2024	9.47%
June 30, 2021	1,756	1,756	—	6.6%	June 30, 2024	2.43%
March 31, 2022	4,062	—	4,062	7.2%	March 31, 2025	0.67%
June 30, 2022	2,713	—	2,713	7.4%	June 30, 2025	0.67%
September 30, 2022	—	—	—	8.3%	September 30, 2025	0.72%
December 31, 2022	—	6,775	(6,775)	8.8%	December 31, 2025	0.62%
Total	$9,353	$9,353	$—
__________________
(1)The effective rate of distribution per share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable period (which is calculated by annualizing the regular monthly cash distributions per share as of such date without compounding), divided by the Company’s net asset value per share as of such date.
(2)The operating expense ratio is calculated by dividing annualized operating expenses, less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Company’s net assets.
License Agreement
On July 6, 2023, the Company entered into a license agreement (the “License Agreement”), with an affiliate of Blue Owl, pursuant to which the Company was granted a non-exclusive license to use the name “Blue Owl.” Under the License Agreement, the Company has a right to use the Blue Owl name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Blue Owl” name or logo.
Controlled/Affiliated Portfolio Companies
Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the consolidated schedule of investments.
The Company has made investments in controlled, affiliated companies, including OCIC SLF, Amergin AssetCo, Fifth Season Investments LLC (“Fifth Season”), LSI Financing LLC (“LSI Financing LLC”), and Blue Owl Credit SLF LLC (“Credit SLF”). For further description of OCIC SLF and Credit SLF see “Note 4 Investments”.
The Company has also made investments in non-controlled, affiliated companies, including LSI Financing 1 DAC (“LSI Financing DAC”).
Amergin was created to invest in a leasing platform focused on railcar and aviation assets. Amergin consists of Amergin AssetCo and Amergin Asset Management LLC, which has entered into a Servicing Agreement with Amergin AssetCo. The Company made an initial equity commitment to Amergin AssetCo on July 1, 2022. As of December 31, 2024 the Company’s commitment to Amergin AssetCo is $229.6 million, of which $138.9 million is equity and $90.7 million is debt. The Company does not consolidate its equity interest in Amergin AssetCo.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Fifth Season is a portfolio company created to invest in life settlement assets. On July 18, 2022, the Company made an initial equity commitment to Fifth Season. As of December 31, 2024, the fair value of the Company’s investment in Fifth Season is $223.3 million. The Company does not consolidate its equity interest in Fifth Season.
LSI Financing DAC is a portfolio company formed to acquire contractual rights to revenue pursuant to earnout agreements generally in the life sciences space. On December 14, 2022, the Company made an initial equity commitment to LSI Financing DAC. As of December 31, 2024, the Company’s investment at fair value in LSI Financing DAC is $4.8 million and the Company’s total commitment was $4.8 million. The Company does not consolidate its equity interest in LSI Financing DAC.
LSI Financing LLC is a separately managed portfolio company formed to indirectly own royalty purchase agreements and loans in the life sciences space. On December 14, 2022, the Company made an initial equity commitment to LSI Financing LLC. As of December 31, 2024, the Company’s investment at fair value in LSI Financing LLC is $293.8 million and the Company’s total commitment was $294.4 million. The Company does not consolidate its equity interest in LSI Financing LLC.
Note 4. Investments
Investments at fair value and amortized cost consisted of the below as of the following periods:

	December 31, 2024		December 31, 2023
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments(1)	$23,703,828	$23,665,142	$13,742,305	$13,788,717
Second-lien senior secured debt investments	802,519	767,392	1,199,591	1,184,755
Unsecured debt investments	447,930	440,633	242,352	244,661
Preferred equity investments(2)	367,924	364,672	709,751	721,545
Common equity investments(3)	742,386	825,152	416,011	448,974
Joint ventures(4)	319,078	315,903	261,433	273,441
Total Investments	$26,383,665	$26,378,894	$16,571,443	$16,662,093
__________________
(1)Includes debt investments in Amergin AssetCo.
(2)Includes equity investments in LSI Financing DAC.
(3)Includes equity investments in Amergin AssetCo, Fifth Season and LSI Financing LLC.
(4)Includes equity investments in OCIC SLF and Credit SLF. See below, within Note 4, for more information regarding OCIC SLF and Credit SLF.
The industry composition of investments based on fair value consisted of the below as of the following periods:

	December 31, 2024	December 31, 2023
Advertising and media	1.8%	1.9%
Aerospace and defense	0.8	0.5
Asset based lending and fund finance(1)	1.1	1.7
Automotive services(2)	0.7	0.7
Automotive aftermarket(2)	0.1	0.2
Buildings and real estate	2.6	3.6
Business services	6.0	5.5
Chemicals	2.9	1.6
Consumer products	1.5	2.0
Containers and packaging	2.4	3.2
Distribution	2.3	3.0
Education	0.9	0.8

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	December 31, 2024	December 31, 2023
Energy equipment and services	0.3	—
Financial services	5.1	3.1
Food and beverage	6.3	5.7
Healthcare equipment and services	6.0	4.8
Healthcare providers and services	12.0	14.8
Healthcare technology	5.7	4.3
Household products	1.3	1.9
Human resource support services	0.8	1.0
Infrastructure and environmental services	1.5	1.6
Insurance(3)	9.4	9.7
Internet software and services	11.6	12.8
Joint ventures(4)	1.2	1.6
Leisure and entertainment	3.0	0.8
Manufacturing	3.5	5.0
Pharmaceuticals(5)	1.1	0.5
Professional services	4.6	4.4
Specialty retail	1.8	1.9
Telecommunications	1.1	0.4
Transportation	0.6	1.0
Total	100.0%	100.0%
__________________
(1)Includes investment in Amergin AssetCo.
(2)This was disclosed as “Automotive” as of December 31, 2023.
(3)Includes equity investment in Fifth Season Investments LLC.
(4)Includes equity investments in OCIC SLF and Credit SLF. See below, within Note 4, for more information regarding OCIC SLF and Credit SLF.
(5)Includes equity investments in LSI Financing DAC and LSI Financing LLC.
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	December 31, 2024	December 31, 2023
United States:
Midwest	20.6%	23.3%
Northeast	20.1	17.7
South	32.7	31.3
West	16.2	18.5
International	10.4	9.2
Total	100.0%	100.0%
OCIC SLF LLC
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF”), a Delaware limited liability company, was formed as a wholly-owned subsidiary of the Company and commenced operations on February 14, 2022. On November 2, 2022, the Company and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies, broadly

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. The Company and OSTRS have a 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representative appointed by each Member.
Prior to the Effective Date, OCIC SLF’s wholly owned subsidiaries, ORCIC JV WH LLC and ORCIC JV WH II entered into revolving loan facilities (the “OCIC SLF Debt Facilities”) and in connection therewith entered into master sale and participation agreements pursuant to which we contributed certain collateral assets to the Subsidiaries and such collateral assets became collateral under the OCIC SLF Debt Facilities (the “OCIC SLF Debt Facility Assets”).
On the Effective Date, the Company was deemed to have made a capital contribution of approximately $108.9 million and OSTRS acquired a 12.5% interest in OCIC SLF from the Company for approximately $15.6 million. The amount of the Company’s deemed contribution, and OSTRS’ purchase from the Company, were based on the fair value of the OCIC SLF SPV Debt Facility Assets less certain amounts that had been distributed to the Company and subject to certain adjustments. In connection therewith, the Company and OSTRS agreed and acknowledged that OCIC SPV Debt Facility Assets were assets of OCIC SLF as if they had been acquired pursuant to the terms of the LLC Agreement.
The Company has determined that OCIC SLF is an investment company under Accounting Standards Codification 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in OCIC SLF.
The table below sets forth OCIC SLF’s consolidated financial data as of and for the following periods:

	As of
($ in thousands)	December 31, 2024	December 31, 2023
Consolidated Balance Sheet Data
Cash	$85,850	$102,559
Investments at fair value	$1,647,003	$1,147,314
Total Assets	$1,761,468	$1,268,626
Total Debt (net of unamortized debt issuance costs)	$1,311,414	$861,928
Total Liabilities	$1,405,344	$956,122
Total OCIC SLF Members' Equity	$356,124	$312,504

	For the year ended December 31,
($ in thousands)	2024	2023
Consolidated Statement of Operations Data
Investment income	$150,289	$78,090
Net operating expenses	95,040	40,613
Net investment income (loss)	$55,249	$37,477
Total net realized and unrealized gain (loss)	(12,486)	13,740
Net increase (decrease) in OCIC SLF Members' Equity resulting from operations	$42,763	$51,217

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Blue Owl Credit SLF LLC
On May 6, 2024 Credit SLF, a Delaware limited liability company, was formed as a joint venture. The Company, Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Technology Finance Corp., Blue Owl Technology Finance Corp. II, Blue Owl Technology Income Corp., and State Teachers Retirement System of Ohio (“OSTRS”) (each, a “Credit SLF Member” and collectively, the “Credit SLF Members”) co-manage Credit SLF. Credit SLF’s principal purpose is to make investments in senior secured loans to middle-market companies, broadly syndicated loans and senior and subordinated notes issued by collateralized loan obligations. Credit SLF is managed by a board consisting of an equal number of representatives appointed by each Credit SLF Member and which acts unanimously. Investment decisions must be approved by Credit SLF’s board. The Company’s investment in Credit SLF is a co-investment made with its affiliates in accordance with the terms of the exemptive relief that it received from the SEC. The Company does not consolidate its non-controlling interest in Credit SLF. Credit SLF’s investments at fair value are determined in accordance with FASB ASC 820, as amended; however, such fair value is not included in the Company's valuation process.
Other than for purposes of the 1940 Act, the Company does not believe it has control over this portfolio company. Accordingly, the Company does not consolidate its non-controlling interest in Credit SLF.
As of December 31, 2024, the capital commitment and economic ownership of each Credit SLF Member is as follows:

Members	Capital Commitment	Economic Ownership Interest
($ in thousands)
Blue Owl Capital Corporation	$774,218	84.6%
Blue Owl Capital Corporation II	500	0.1%
Blue Owl Capital Corporation III*	6,250	0.7%
Blue Owl Credit Income Corp.	11,250	1.2%
Blue Owl Technology Finance Corp.	2,500	0.3%
Blue Owl Technology Finance Corp. II	2,500	0.3%
Blue Owl Technology Income Corp.	2,500	0.3%
State Teachers Retirement System of Ohio	114,245	12.5%
Total	$913,963	100.0%
__________________
*On January 13, 2025, Blue Owl Capital Corporation III was merged with and into Blue Owl Capital Corporation with Blue Owl Capital Corporation surviving.
The table below sets forth Credit SLF's consolidated financial data as of and for the following period:

As of
($ in thousands)	December 31, 2024
Consolidated Balance Sheet Data
Cash	$17,354
Investments at fair value	$1,164,473
Total Assets	$1,196,367
Total Debt (net of unamortized debt issuance costs)	$750,610
Total Liabilities	$847,556
Total Credit SLF Members' Equity	$348,811

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

For the Period Ended December 31,
($ in thousands)	2024(1)
Consolidated Statement of Operations Data
Investment income	$14,573
Net operating expenses	8,606
Net investment income (loss)	$5,967
Total net realized and unrealized gain (loss)	2,904
Net increase (decrease) in Credit SLF Members' Equity resulting from operations	$8,871
__________________
(1) Credit SLF’s date of inception was May 6, 2024.
The Company’s proportional share of Credit SLF's generated distributions for the following period:

For the Period Ended December 31,
($ in thousands)	2024(1)
Dividend Income	$121
__________________
(1)Credit SLF’s date of inception was May 6, 2024.
Note 5. Debt
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. The Company’s asset coverage was 209% and 209% as of December 31, 2024 and December 31, 2023, respectively.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Debt obligations consisted of the following as of the following periods:

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Revolving Credit Facility(2)(4)	$3,100,000	$1,335,012	$1,726,832	$(22,497)	$1,312,515
SPV Asset Facility I	525,000	300,000	8,771	(5,464)	294,536
SPV Asset Facility II	1,500,000	920,000	115,020	(12,119)	907,881
SPV Asset Facility III(2)	1,500,000	971,917	55,727	(13,370)	958,547
SPV Asset Facility IV	500,000	355,000	26,504	(3,302)	351,698
SPV Asset Facility V	500,000	250,000	18,217	(4,991)	245,009
SPV Asset Facility VI	750,000	350,000	62,964	(8,248)	341,752
SPV Asset Facility VII(2)	500,000	165,859	168,563	(3,461)	162,398
SPV Asset Facility VIII	500,000	200,000	1,500	(3,077)	196,923
CLO VIII	290,000	290,000	—	(1,900)	288,100
CLO XI	260,000	260,000	—	(1,692)	258,308
CLO XII	260,000	260,000	—	(1,808)	258,192
CLO XV	312,000	312,000	—	(2,802)	309,198
CLO XVI	420,000	420,000	—	(2,697)	417,303
CLO XVII	325,000	325,000	—	(2,879)	322,121
CLO XVIII	260,000	260,000	—	(1,891)	258,109
CLO XIX	260,000	260,000	—	(1,794)	258,206
March 2025 Notes	500,000	500,000	—	(484)	499,516
September 2026 Notes	350,000	350,000	—	(2,916)	347,084
February 2027 Notes	500,000	500,000	—	(3,350)	496,650
September 2027 Notes(3)	600,000	600,000	—	(5,182)	593,270
AUD 2027 Notes(2)(3)	295,468	295,468	—	(2,397)	271,957
June 2028 Notes(3)	650,000	650,000	—	(8,067)	642,519
January 2029 Notes(3)	550,000	550,000	—	(11,458)	538,086
September 2029 Notes(3)	500,000	500,000	—	(10,769)	492,523
March 2030 Notes(3)	1,000,000	1,000,000	—	(20,518)	941,037
March 2031 Notes(3)	750,000	750,000	—	(19,599)	718,384
Total Debt	$17,457,468	$12,930,256	$2,184,098	$(178,732)	$12,681,822
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(3)Net Carrying Value is inclusive of change in fair market value of effective hedge.
(4)The amount available is reduced by $38.2 million of outstanding letters of credit.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	December 31, 2023
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Revolving Credit Facility(2)	$1,945,000	$628,128	$1,316,872	$(16,732)	$611,396
SPV Asset Facility I	525,000	475,000	50,000	(6,080)	468,920
SPV Asset Facility II	1,800,000	1,718,000	82,000	(7,255)	1,710,745
SPV Asset Facility III	1,000,000	522,000	289,180	(8,954)	513,046
SPV Asset Facility IV	500,000	250,000	61,848	(3,704)	246,296
SPV Asset Facility V	300,000	200,000	12,439	(2,995)	197,005
SPV Asset Facility VI	750,000	160,000	18,188	(7,006)	152,994
CLO VIII	290,000	290,000	—	(2,093)	287,907
CLO XI	260,000	260,000	—	(1,856)	258,144
CLO XII	260,000	260,000	—	(1,998)	258,002
March 2025 Notes	500,000	500,000	—	(3,414)	496,586
September 2026 Notes	350,000	350,000	—	(5,318)	344,682
February 2027 Notes	500,000	500,000	—	(3,301)	496,699
September 2027 Notes(3)	600,000	600,000	—	(6,869)	598,564
June 2028 Notes	650,000	650,000	—	(9,988)	640,012
January 2029 Notes(3)	550,000	550,000	—	(13,679)	546,975
Total Debt	$10,780,000	$7,913,128	$1,830,527	$(101,242)	$7,827,973
__________________
(1)The amount available reflects any limitations related to each credit facility’s borrowing base.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.
(3)Net Carrying Value is inclusive of change in fair market value of effective hedge.
The below table represents the components of interest expense for the following periods:

	For the Years Ended December 31,
($ in thousands)	2024	2023	2022
Interest expense	$759,984	$457,035	$190,110
Amortization of debt issuance costs	31,304	17,912	10,657
Net change in unrealized (gain) loss on effective interest rate swaps and hedged items(1)	9,676	(2,114)	(449)
Total Interest Expense	$800,964	$472,833	$200,318
Average interest rate	7.4%	7.0%	4.8%
Average daily borrowings	$10,083,258	$6,461,477	$3,879,321
__________________
(1)Refer to the September 2027, AUD 2027, June 2028, January 2029, September 2029, March 2030, and March 2031 Notes for details on the facilities’ interest rate swaps.
Credit Facilities
Revolving Credit Facility
On August 11, 2022, the Company entered into an Amended and Restated Senior Secured Revolving Credit Agreement as amended from time to time (as amended from time to time, the “Revolving Credit Facility”). The parties to the Revolving Credit Facility include the Company, as Borrower, the lenders from time to time parties thereto (each a “Revolving Credit Lender” and collectively, the “Revolving Credit Lenders”) and Sumitomo Mitsui Banking Corporation, as Administrative Agent. On October 18, 2024 (the “Revolving Credit Facility Third Amendment Date”), the Revolving Credit Facility was amended to extend the availability period and maturity date,

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
increase the total facility amount and make various other changes. The following describes the terms of the Revolving Credit Facility as modified through October 25, 2024.
The Revolving Credit Facility is guaranteed by certain subsidiaries of ours in existence as of the Revolving Credit Facility Third Amendment Date, and will be guaranteed by certain subsidiaries of ours that are formed or acquired by us thereafter (each a “Guarantor” and collectively, the “Guarantors”). Proceeds of the Revolving Credit Facility may be used for general corporate purposes, including the funding of portfolio investments.
As of October 25, 2024, the Revolving Credit Facility provides for, on an aggregated basis, a total of outstanding term loans and revolving credit facility commitments in the principal amount of $3.10 billion, which is comprised of (a) a term loan in a principal amount of $150.0 million (increased from $125.0 million to $150.0 million on the Revolving Credit Facility Third Amendment Date) and (b) subject to availability under the borrowing base, which is based on the Company’s portfolio investments and other outstanding indebtedness, a revolving credit facility in a principal amount of up to $2.95 billion (the revolving credit facility increased from $2.12 billion to $2.80 billion on the Revolving Credit Facility Third Amendment Date and increased from $2.80 billion to $2.95 billion on October 25, 2024). The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. Maximum capacity under the Revolving Credit Facility may be increased to $4.60 billion through the Company’s exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Revolving Credit Facility includes a $200.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Company and each Guarantor, subject to certain exceptions.
As of October 25, 2024, the availability period under the Revolving Credit Facility will terminate on October 18, 2028 (the “Revolving Credit Facility Commitment Termination Date”). The Revolving Credit Facility will mature on October 18, 2029 (the “Revolving Credit Facility Maturity Date”). During the period from the Revolving Credit Facility Commitment Termination Date to the Revolving Credit Facility Maturity Date, the Company will be obligated to make mandatory prepayments under the Revolving Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of October 25, 2024, amounts drawn under the Revolving Credit Facility in U.S. dollars will bear interest at term SOFR plus any applicable credit adjustment spread plus margin of 1.875% per annum, or the alternative base rate plus margin of 0.875% per annum. With respect to loans denominated in U.S. dollars, the Company may elect either term SOFR or the alternative base rate at the time of drawdown, and such loans may be converted from one rate to another at any time at the Company’s option, subject to certain conditions. As of October 25, 2024, amounts drawn under the Revolving Credit Facility in other permitted currencies will bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 1.875% per annum. Beginning on and after the Revolving Credit Facility Third Amendment Date, the Company will also pay a fee of 0.350% on undrawn amounts under the Revolving Credit Facility.
The Revolving Credit Facility includes customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to the Company’s shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events and certain financial covenants related to asset coverage and other maintenance covenants, as well as customary events of default. The Revolving Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Company and its subsidiaries to senior securities that constitute indebtedness of no less than 1.50 to 1.00 at any time.
SPV Asset Facilities
Certain of the Company’s wholly owned subsidiaries are parties to credit facilities (the “SPV Asset Facilities”). Pursuant to the SPV Asset Facilities, from time to time the Company sells and contributes certain investments to these wholly owned subsidiaries pursuant to sale and contribution agreements by and between the Company and the wholly owned subsidiaries. No gain or loss is recognized as a result of these contributions. Proceeds from the SPV

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Asset Facilities are used to finance the origination and acquisition of eligible assets by the wholly owned subsidiary, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired to the wholly owned subsidiary through the Company’s ownership of the wholly owned subsidiary. The SPV Asset Facilities are secured by a perfected first priority security interest in the assets of these wholly owned subsidiaries and on any payments received by such wholly owned subsidiaries in respect of those assets. Assets pledged to lenders under the SPV Asset Facilities will not be available to pay the Company’s debts. The SPV Asset Facilities contain customary covenants, including certain limitations on the incurrence by the Company of additional indebtedness and on the Company’s ability to make distributions to its shareholders, or redeem, repurchase or retire shares of stock, upon the occurrence of certain events, and customary events of default (with customary cure and notice provisions). Borrowings of the wholly owned subsidiaries under the SPV Asset Facilities are considered the Company’s borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.
SPV Asset Facility I
On September 16, 2021 (the “SPV Asset Facility I Closing Date”), Core Income Funding I LLC (“Core Income Funding I”), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility I”), with Core Income Funding I, as borrower, the lenders from time to time parties thereto (the “SPV Asset Facility I Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian. The following describes the terms of the SPV Asset Facility I as amended through June 20, 2023 (the “SPV Asset Facility I Second Amendment Date”).
The maximum principal amount of the Credit Facility is $525.0 million (decreased from $550.0 million on the SPV Asset Facility I Second Amendment Date); the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding I’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility I provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility I through September 16, 2025 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility I (the “ SPV Asset Facility I Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility I will mature on September 16, 2033 (the “SPV Asset Facility I Stated Maturity”). Prior to the SPV Asset Facility I Stated Maturity, proceeds received by Core Income Funding I from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset I Facility Stated Maturity, Core Income Funding I must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.40%) plus an applicable margin that ranges from 2.00% to 2.85% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral. From the SPV Asset I Facility Closing Date to the SPV Asset I Facility Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset I Facility Closing Date from 0.00% to 0.625% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility I.
SPV Asset Facility II
On October 5, 2021 (the “SPV Asset Facility II Closing Date”), Core Income Funding II LLC (“Core Income Funding II”), a Delaware limited liability company entered into a loan and financing and servicing agreement (as amended through the date hereof, the “SPV Asset Facility II”), with Core Income Funding II, as borrower, us, as equityholder and service provider, the lenders from time to time parties thereto (the “SPV Asset Facility II Lenders”), Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as collateral agent, and Alter Domus (US) LLC as collateral custodian. The following describes the terms of the SPV Asset Facility II as amended through August 9, 2024 (the “SPV Asset Facility II Eighth Amendment Date”).

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
The maximum principal amount of the SPV Asset Facility II is $1.50 billion (decreased from $1.80 billion to $1.50 billion on the SPV Asset Facility II Eighth Amendment Date); the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding II’s assets from time to time, and satisfaction of certain conditions, including interest spread and weighted average coupon tests, certain concentration limits and collateral quality tests.
The SPV Asset Facility II provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility II until October 5, 2026 unless such period is extended or accelerated under the terms of the SPV Asset Facility II (the “SPV Asset Facility II Revolving Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility II, the SPV Asset Facility II will mature on the date that is two years after the last day of the SPV Asset Facility II Revolving Period, on October 5, 2028 (the “SPV Asset Facility II Termination Date”). Prior to the Facility Termination Date, proceeds received by Core Income Funding II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility II Termination Date, Core Income Funding II must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn under the SPV Asset Facility II bear interest at Term SOFR (or, in the case of certain SPV Asset Facility II Lenders that are commercial paper conduits, the lower of (a) their cost of funds and (b) Term SOFR, such Term SOFR not to be lower than zero) plus a spread equal to 2.15% per annum, which spread will increase (a) on and after the end of the SPV Asset Facility II Revolving Period by 0.15% per annum if no event of default has occurred and (b) by 2.00% per annum upon the occurrence of an event of default (such spread, the “SPV Asset Facility II Applicable Margin”). Term SOFR may be replaced as a base rate under certain circumstances. During the SPV Asset Facility II Revolving Period, Core Income Funding II will pay an undrawn fee ranging from 0.00% to 0.25% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility II. During the SPV Asset Facility II Revolving Period, if the undrawn commitments are in excess of a certain portion (initially 20.0% and increasing in stages to 35%, 50% and 70%) of the total commitments under the SPV Asset Facility II, Core Income Funding II will also pay a make-whole fee equal to the SPV Asset Facility II Applicable Margin multiplied by such excess undrawn commitment amount, reduced by the undrawn fee payable on such excess. Core Income Funding II will also pay Deutsche Bank AG, New York Branch, certain fees (and reimburse certain expenses) in connection with its role as facility agent.
SPV Asset Facility III
On March 24, 2022 (the “SPV Asset Facility III Closing Date”), Core Income Funding III LLC (“Core Income Funding III”), a Delaware limited liability company and newly formed subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility III”), with Core Income Funding III, as borrower, the Adviser, as servicer, the lenders from time to time parties thereto (the “SPV Asset Facility III Lenders”), Bank of America, N.A., as administrative agent, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC as collateral custodian and Bank of America, N.A., as sole lead arranger and sole book manager. On November 21, 2023, the parties to the SPV Asset Facility III entered into an amendment, including to increase the maximum principal amount available under the facility, extend the availability period and maturity date, change the interest rate, replace Alter Domus (US) as collateral custodian with State Street Bank and Trust Company and make various other changes. The following describes the terms of SPV Asset Facility III amended through July 30, 2024 (the “SPV Asset Facility III Second Amendment Date”).
The maximum principal amount of the SPV Asset Facility III is $1.50 billion (increased from $1.0 billion to $1.50 billion on the SPV Asset Facility III Second Amendment Date), which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Core Income Funding III’s assets from time to time, and satisfaction of certain conditions, including certain portfolio criteria.
The SPV Asset Facility III provides for the ability to draw and redraw revolving loans under the SPV Asset Facility III for a period of up to three years after the SPV Asset Facility III Second Amendment Date unless the commitments are terminated sooner as provided in the SPV Asset Facility III (the “SPV Asset Facility III

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility III will mature on July 30, 2029 (the “SPV Asset Facility III Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility III Closing Date, Core Income Funding III may owe a prepayment penalty. Prior to the SPV Asset Facility III Stated Maturity, proceeds received by Core Income Funding III from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility III Stated Maturity, Core Income Funding III must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn in U.S. dollars are benchmarked to Daily SOFR, amounts drawn in British pounds are benchmarked to SONIA plus an adjustment of 0.12%, amounts drawn in Canadian dollars are benchmarked to CORRA plus an adjustment of 0.30%, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. As of the SPV Asset Facility III Second Amendment Date, the “SPV Asset Facility III Applicable Margin” ranges from 1.60% to 2.60% depending on the composition of the collateral. The SPV Asset Facility III also allows for amounts drawn in U.S. dollars to bear interest at an alternate base rate without a spread.
From the SPV Asset Facility III Closing Date to the SPV Asset Facility III Commitment Termination Date, there is a commitment fee, calculated on a daily basis, on the undrawn amount under the SPV Asset Facility III.
SPV Asset Facility IV
On March 16, 2022 (the “SPV Asset Facility IV Closing Date”), Core Income Funding IV LLC (“Core Income Funding IV”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility IV”), with Core Income Funding IV, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility IV Lenders”), Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian.
The maximum principal amount of the SPV Asset Facility IV is $500.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding IV’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility IV provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility IV for a period of up to three years after the SPV Asset Facility IV Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility IV (the “SPV Asset Facility IV Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility IV will mature on March 16, 2033 (the “SPV Asset Facility IV Stated Maturity”). Prior to the SPV Asset Facility IV Stated Maturity, proceeds received by Core Income Funding IV from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility IV Stated Maturity, Core Income Funding IV must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain SPV Asset Facility IV Lenders that are commercial paper conduits, the lower of their cost of funds and Term SOFR plus 0.15%) plus an applicable margin that ranges from 1.70% to 2.30% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral. From the SPV Asset Facility IV Closing Date to the SPV Asset Facility IV Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility IV Closing Date from 0.00% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility IV.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
SPV Asset Facility V
On March 9, 2023 (the “SPV Asset Facility V Closing Date”), Core Income Funding V LLC (“Core Income Funding V”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a loan and security agreement (the “SPV Asset Facility V”), with Core Income Funding V, as Borrower, the Company, as Servicer and Equityholder, the lenders from time to time parties thereto (the “SPV Asset Facility V Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian. On October 16, 2024, the parties to the SPV Asset Facility V entered into the Second Amendment to Loan and Security Agreement, in order to, among other changes, replace Alter Domus (US) LLC) as collateral custodian with State Street Bank and Trust Company The following describes the terms of SPV Asset Facility V as amended through October 16, 2024 (the “SPV Asset Facility V Second Amendment Date”).
The maximum principal amount of the SPV Asset Facility V is $500.0 million; the availability of this amount is subject to a borrowing base test, which is based on the value of Core Income Funding V’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and other portfolio tests.
The SPV Asset Facility V provides for the ability to borrow, reborrow, repay and prepay advances under the SPV Asset Facility V until October 15, 2027 unless such period is extended or accelerated under the terms of the SPV Asset Facility V (the “SPV Asset Facility V Reinvestment Period”). Unless otherwise extended, accelerated or terminated under the terms of the SPV Asset Facility V, the SPV Asset Facility V will mature on October 16, 2029 (the “SPV Asset Facility V Maturity Date”). Prior to the SPV Asset Facility V Maturity Date, proceeds received by Core Income Funding V from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding advances, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility V Maturity Date, Core Income Funding V must pay in full all outstanding fees and expenses and all principal and interest on outstanding advances, and the excess may be returned to the Company.
Amounts drawn bear interest at Daily Simple SOFR plus a weighted average spread equal to 1.60% per annum for the portion of the assets constituting broadly syndicated loans and 2.05% for the portion of the assets not constituting broadly syndicated loans, which spread will increase by 2.00% per annum upon the occurrence and during the existence of an event of default or following the SPV Asset Facility V Termination Date (such spread, the “SPV Asset Facility V Applicable Spread”). Daily Simple SOFR may be replaced as a base rate under certain circumstances. During the SPV Asset Facility V Reinvestment Period, Core Income Funding V will pay an undrawn fee of 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility V that are not subject to the separate, higher fee described below. On and after the SPV Asset Facility V Second Amendment Date and during the SPV Asset Facility V Reinvestment Period, if the undrawn commitments are in excess of a certain portion (initially 50% and decreasing to 30%) of the total commitments under the SPV Asset Facility V, such portion will not be subject to the undrawn fee described above, but Core Income Funding V will pay a separate fee on this portion of the undrawn commitments equal to 1.25% multiplied by such excess undrawn commitment amount over 50% or 30% of the total commitments, as applicable.
SPV Asset Facility VI
On August 29, 2023 (the “SPV Asset Facility VI Closing Date”), Core Income Funding VI LLC (“Core Income Funding VI”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VI”), with Core Income Funding VI LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VI Lenders”), The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Alter Domus (US) LLC as Document Custodian. On March 1, 2024 (the “SPV Asset Facility VI First Amendment Date”), the parties to the SPV Asset Facility VI entered into Amendment No. 1 (the “SPV Asset Facility VI Amendment No. 1”). On the SPV Asset Facility VI First Amendment Date, the Company also consented to the assignment of the term commitment under the SPV Asset Facility VI, and all of the outstanding term loans, to Hamburg Commercial Bank AG, Luxembourg Branch. On November 12, 2024, the parties to the SPV Asset Facility VI entered into Amendment No. 2 to Credit Agreement, in order to, among other changes, replace Alter Domus (US) LLC as collateral custodian with State

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Street Bank and Trust Company. The following describes the terms of SPV Asset Facility VI as amended through November 12, 2024 (the “SPV Asset Facility V Second Amendment Date”).
The maximum principal amount of the SPV Asset Facility VI is $750.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VI’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VI provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VI for a period of up to two years after the SPV Asset Facility VI Closing Date until August 29, 2026 unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VI (the “SPV Asset Facility VI Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VI will mature on August 29, 2033 (the “SPV Asset Facility VI Stated Maturity”). Prior to the SPV Asset Facility VI Stated Maturity, proceeds received by Core Income Funding VI from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VI Stated Maturity, Core Income Funding VI must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR plus an applicable margin that ranges from 1.50% to 2.15% depending on a ratio of broadly syndicated loans to middle-market loans in the collateral during the SPV Asset Facility VI Reinvestment Period. From the SPV Asset Facility VI Closing Date to the SPV Asset Facility VI Commitment Termination Date, there is a commitment fee that steps up during the year after the SPV Asset Facility VI Closing Date from 0.00% to 0.55% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VI.
SPV Asset Facility VII
On May 21, 2024 (the “SPV Asset Facility VII Closing Date”), Core Income Funding VII LLC (“Core Income Funding VII”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VII”), with Core Income Funding VII LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VII Lenders”), Citibank, N.A., as Administrative Agent, State Street Bank and Trust Company as Custodian, Collateral Agent and Collateral Administrator. The following describes the terms of SPV Asset Facility VII as amended through October 18, 2024 (the “SPV Asset Facility VII First Amendment Date”).
The maximum principal amount of the SPV Asset Facility VII is $500.0 million (increased from $300.0 million to $500.0 million on the SPV Asset Facility VII First Amendment Date”), which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to a borrowing base test (which is based on the value of Core Income Funding VII’s assets from time to time, an advance rate and concentration limitations) and satisfaction of certain conditions, including collateral quality tests.
The SPV Asset Facility VII provides for the ability to draw and redraw revolving loans under the SPV Asset Facility VII for a period of until May 21, 2027 (the “SPV Asset Facility VII Reinvestment Period”) unless the SPV Asset Facility VII Reinvestment Period is terminated sooner as provided in the SPV Asset Facility VII. Unless otherwise terminated, the SPV Asset Facility VII will mature two years after the last day of the SPV Asset Facility VII Reinvestment Period on May 21, 2029 (the “SPV Asset Facility VII Stated Maturity”). To the extent the commitments are terminated or permanently reduced during the first two years following the SPV Asset Facility Closing Date, Core Income Funding VII may owe a prepayment penalty. Prior to the SPV Asset Facility VII Stated Maturity, proceeds received by Core Income Funding VII from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VII Stated Maturity, Core Income Funding VII must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

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Amounts drawn in U.S. dollars are benchmarked to Term SOFR, amounts drawn in British pounds are benchmarked to SONIA, amounts drawn amounts drawn in Canadian dollars are benchmarked to Daily Compounded CORRA, and amounts drawn in Euros are benchmarked to EURIBOR, and in each case plus a spread equal to the Applicable Margin. The “Applicable Margin” ranges from 1.60% to 2.10%, depending on the type of asset being funded by such draw and the utilization level of the SPV Asset Facility VII. Core Income Funding VII also paid Citibank an upfront fee and will reimburse certain expenses in connection with Citibank’s role as Administrative Agent.
During the SPV Asset Facility VII Reinvestment Period, Core Income Funding VII will pay certain unused fees subject to minimum utilization.
SPV Asset Facility VIII
On December 17, 2024 (the “SPV Asset Facility VIII Closing Date”), Core Income Funding VIII LLC (“Core Income Funding VIII”), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the “SPV Asset Facility VIII”), with Core Income Funding VIII LLC, as Borrower, the lenders from time to time parties thereto (the “SPV Asset Facility VIII Lenders”), Natixis, New York Branch, as Facility Agent, and State Street Bank and Trust Company as Collateral Agent, Collateral Administrator, Custodian and Document Custodian.
The maximum principal amount of the SPV Asset Facility VIII is $500.0 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of Core Income Funding VIII’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.
The SPV Asset Facility VIII provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the SPV Asset Facility VIII for a period of up to three years after the SPV Asset Facility VIII Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the SPV Asset Facility VIII (the “SPV Asset Facility VIII Commitment Termination Date”). Unless otherwise terminated, the SPV Asset Facility VIII will mature on December 17, 2035 (the “SPV Asset Facility VIII Stated Maturity”). Prior to the SPV Asset Facility VIII Stated Maturity, proceeds received by Core Income Funding VIII from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. On the SPV Asset Facility VIII Stated Maturity, Core Income Funding VIII must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.
Amounts drawn bear interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, their cost of funds) plus an applicable margin of (x) with respect to the Class A-R Loans and the Class A-T Loans, 1.75%, (y) with respect to the Class A-D1 Loans, 1.65% and (z) with respect to the Class A-D2 Loans, 1.93%. From the SPV Asset Facility VIII Closing Date to the SPV Asset Facility VIII Commitment Termination Date, there is a commitment fee that steps up the date that is three months after the SPV Asset Facility VIII Closing Date from 0.25% to 0.50% per annum on the undrawn amount, if any, of the revolving commitments in the SPV Asset Facility VIII.
Debt Securitization Transactions
The Company incurs secured financing through debt securitization transactions (also known as collateralized loan obligation transactions) (the “CLO Transactions”) issued by the Company’s consolidated subsidiaries (the “CLO Issuers”), which are backed by a portfolio of collateral obligations consisting of middle-market loans and participation interests in middle-market loans as well as by other assets of the CLO Issuers. The CLO Issuers issue preferred shares which are not secured by the collateral securing the CLO Transactions which the Company purchases. The Company acts as retention holder in connection with the CLO Transactions for the purposes of satisfying certain U.S. and European Union regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of a CLO Issuer’s preferred shares. Notes issued by CLO Issuers have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the

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United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration. The Adviser serves as collateral manager for the CLO Issuers under a collateral management agreement. The Adviser is entitled to receive fees for providing these services. The Adviser routinely waives its right to receive such fees but may rescind such waiver at any time; provided, however, that if the Adviser rescinds such waiver, the management fee payable to Adviser pursuant to the Investment Advisory Agreement will be offset by the amount of the collateral management fee attributable to a CLO Issuer’s equity or notes owned by the Company. Assets pledged to debt holders of the CLO Transactions and the other secured parties under each CLO Transaction’s documentation will not be available to pay the debts of the Company. The Company consolidates the financial statements of the CLO Issuers in its consolidated financing statements.
CLO VIII
On October 21, 2022 (the “CLO VIII Closing Date”), the Company completed a $391.7 million term debt securitization transaction (the “CLO VIII Transaction”). The secured notes and preferred shares issued in the CLO VIII Transaction and the secured loan borrowed in the CLO VIII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO VIII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO VIII Issuer”).
The CLO VIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO VIII Closing Date (the “CLO VIII Indenture”), by and among the CLO VIII Issuer and State Street Bank and Trust Company: (i) $152.0 million of AAA(sf) Class A-T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $46.0 million of AAA(sf) Class A-F Notes, which bear interest at 6.02%, (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.50% and (iv) $30.0 million of A(sf) Class C Notes, which bear interest at 4.90% (together, the “CLO VIII Secured Notes”) and (B) the borrowing by the CLO VIII Issuer of $30.0 million under floating rate Class A-L loans (the “Class A-L Loans” and together with the CLO VIII Secured Notes, the “CLO VIII Debt”). The Class A-L Loans bear interest at three-month term SOFR plus 2.50%. The Class A-L Loans were borrowed under a loan agreement (the “A-L Loan Agreement”), dated as of the CLO VIII Closing Date, by and among the CLO VIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO VIII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO VIII Issuer. The CLO VIII Debt is scheduled to mature on the Payment Date (as defined in the CLO VIII Indenture) in November, 2034. The CLO VIII Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO VIII Secured Notes and the borrowing under the Class A-L Loans, the CLO VIII Issuer issued approximately $101.7 million of subordinated securities in the form of 101,675 preferred shares at an issue price of U.S.$1,000 per share (the “CLO VIII Preferred Shares”).
As part of the CLO VIII Transaction, the Company entered into a loan sale agreement with the CLO VIII Issuer dated as of the CLO VIII Closing Date, which provided for the sale and contribution of approximately $143.1 million funded par amount of middle-market loans from the Company to the CLO VIII Issuer on the CLO VIII Closing Date and for future sales from the Company to the CLO VIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO VIII Debt. The remainder of the initial portfolio assets securing the CLO VIII Debt consisted of approximately $113.0 million funded par amount of middle-market loans purchased by the CLO VIII Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO VIII Closing Date between the CLO VIII Issuer and Core Income Funding I LLC. No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO VIII Issuer under the applicable loan sale agreement.
Through November 20, 2026, a portion of the proceeds received by the CLO VIII Issuer from the loans securing the CLO VIII Debt may be used by the CLO VIII Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO VIII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.

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The CLO VIII Debt is the secured obligation of the CLO VIII Issuer, and the CLO VIII Indenture, the A-L Loan Agreement each include customary covenants and events of default.
CLO XI
On May 24, 2023 (the “CLO XI Closing Date”), the Company completed a $395.8 million term debt securitization transaction (the “CLO XI Transaction”). The secured notes and preferred shares issued in the CLO XI Transaction and the secured loan borrowed in the CLO XI Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XI, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XI Issuer”).
The CLO XI Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XI Closing Date (the “CLO XI Indenture”), by and among the CLO XI Issuer and State Street Bank and Trust Company: (i) $152.5 million of AAA(sf) Class A-1T Notes, which bear interest at three-month term SOFR plus 2.50%, (ii) $25.5 million of AAA(sf) Class A-1F Notes, which bear interest at 6.10% and (iii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.60% (together, the “CLO XI Secured Notes”) and (B) the borrowing by the Issuer of $50.0 million under floating rate Class A-1L loans (the “CLO XI Class A-1L Loans” and together with the CLO XI Secured Notes, the “CLO XI Debt”). The CLO XI Class A-1L Loans bear interest at three-month term SOFR plus 2.50%. The CLO XI Class A-1L Loans were borrowed under a loan agreement (the “CLO XI A-1L Loan Agreement”), dated as of the CLO XI Closing Date, by and among the CLO XI Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XI Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the Issuer. The CLO XI Debt is scheduled to mature on the Payment Date (as defined in the CLO XI Indenture) in May, 2035. The CLO XI Secured Notes were privately placed by SMBC Nikko Securities America, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XI Secured Notes and the borrowing under the CLO XI Class A-1L Loans, the CLO XI Issuer issued approximately $135.8 million of subordinated securities in the form of 135,820 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XI Preferred Shares”).
As part of the CLO XI Transaction, the Company entered into a loan sale agreement with the CLO XI Issuer dated as of the CLO XI Closing Date, which provided for the contribution of approximately $96.4 million funded par amount of middle-market loans from the Company to the CLO XI Issuer on the CLO XI Closing Date and for future sales from the Company to the CLO XI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XI Debt. The remainder of the initial portfolio assets securing the CLO XI Debt consisted of approximately $260.6 million funded par amount of middle-market loans purchased by the CLO XI Issuer from Core Income Funding IV LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XI Closing Date between the CLO XI Issuer and Core Income Funding IV LLC (the “Core Income Funding IV Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XI Issuer under the applicable loan sale agreement.
Through May 15, 2027, a portion of the proceeds received by the CLO XI Issuer from the loans securing the CLO XI Debt may be used by the CLO XI Issuer to purchase additional middle-market loans under the direction of Blue Owl Credit Advisors LLC (“OCA”), the Company’s investment advisor, in its capacity as collateral manager for the CLO XI Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XI Debt is the secured obligation of the CLO XI Issuer, and the CLO XI Indenture and CLO XI A-1L Loan Agreement each include customary covenants and events of default.
CLO XII
On July 18, 2023 (the “CLO XII Closing Date”), the Company completed a $396.5 million term debt securitization transaction (the “CLO XII Transaction”). The secured notes and preferred shares issued in the CLO

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XII Transaction and the secured loan borrowed in the CLO XII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XII Issuer”).
The CLO XII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XII Closing Date (the “CLO XII Indenture”), by and among the CLO XII Issuer and State Street Bank and Trust Company: (i) $90.0 million of AAA(sf) Class A-1A Notes, which bear interest at three-month term SOFR plus 2.55%, (ii) $22.0 million of AAA(sf) Class A-1B Notes, which bear interest at 6.37%, (iii) $8.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 3.10% and (iv) $24.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.55% (together, the “CLO XII Secured Notes”) and (B) the borrowing by the CLO XII Issuer of $116.0 million under floating rate Class A-1L loans (the “CLO XII Class A-1L Loans” and together with the CLO XII Secured Notes, the “CLO XII Debt”). The CLO XII Class A-1L Loans bear interest at three-month term SOFR plus 2.55%. The CLO XII Class A-1L Loans were borrowed under a credit agreement (the “CLO XII Class A-1L Credit Agreement”), dated as of the CLO XII Closing Date, by and among the CLO XII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XII Issuer. The CLO XII Debt is scheduled to mature on the Payment Date (as defined in the CLO XII Indenture) in July, 2034. The CLO XII Secured Notes were privately placed by BofA Securities, Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XII Secured Notes and the borrowing under the CLO XII Class A-1L Loans, the CLO XII Issuer issued approximately $136.5 million of subordinated securities in the form of 136,500 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XII Preferred Shares”).
As part of the CLO XII Transaction, the Company entered into a loan sale agreement with the CLO XII Issuer dated as of the CLO XII Closing Date (the “CLO XII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $78.0 million funded par amount of middle-market loans from the Company to the CLO XII Issuer on the CLO XII Closing Date and for future sales from the Company to the CLO XII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XII Debt. The remainder of the initial portfolio assets securing the CLO XII Debt consisted of approximately $295.7 million funded par amount of middle-market loans purchased by the CLO XII Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XII Closing Date between the CLO XII Issuer and Core Income Funding III LLC (the “CLO XII Core Income Funding III Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XII Issuer under the applicable loan sale agreement.
Through July 20, 2026, a portion of the proceeds received by the CLO XII Issuer from the loans securing the CLO XII Debt may be used by the CLO XII Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XII Debt is the secured obligation of the CLO XII Issuer, and the CLO XII Indenture and CLO XII Class A-1L Credit Agreement each include customary covenants and events of default.
CLO XV
On January 30, 2024 (the “CLO XV Closing Date”), the Company completed a $478.0 million term debt securitization transaction (the “CLO XV Transaction”). The secured notes and preferred shares issued in the CLO XV Transaction and the secured loan borrowed in the CLO XV Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XV, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XV Issuer”).
The CLO XV Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the CLO XV Closing Date (the “CLO XV

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Indenture”), by and among the CLO XV Issuer and State Street Bank and Trust Company: (i) $273.6 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.30%, (ii) $38.4 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 3.20% (together, the “CLO XV Secured Notes”). The CLO XV Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XV Issuer. The CLO XV Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XV Indenture) in January, 2036. The CLO XV Secured Notes were privately placed by Natixis Securities Americas LLC as placement agent.
Concurrently with the issuance of the CLO XV Secured Notes, the CLO XV Issuer issued approximately $166.0 million of subordinated securities in the form of 165,980 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XV Preferred Shares”).
As part of the CLO XV Transaction, the Company entered into a loan sale agreement with the CLO XV Issuer dated as of the CLO XV Closing Date (the “CLO XV OCIC Loan Sale Agreement”), which provided for the contribution of approximately $115.4 million funded par amount of middle-market loans from the Company to the CLO XV Issuer on the CLO XV Closing Date and for future sales from the Company to the CLO XV Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XV Secured Notes. The remainder of the initial portfolio assets securing the CLO XV Secured Notes consisted of approximately $329.7 million funded par amount of middle-market loans purchased by the CLO XV Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XV Closing Date between the CLO XV Issuer and Core Income Funding I LLC (the “CLO XV Core Income Funding I Loan Sale Agreement”). No gain or loss was recognized as a result of these sales and contributions. The Company and Core Income Funding I LLC each made customary representations, warranties, and covenants to the CLO XV Issuer under the applicable loan sale agreement.
Through January 20, 2028, a portion of the proceeds received by the CLO XV Issuer from the loans securing the CLO XV Secured Notes may be used by the CLO XV Issuer to purchase additional middle-market loans under the direction of the Adviser in its capacity as collateral manager for the CLO XV Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XV Secured Notes secured obligation of the CLO XV Issuer, and the CLO XV Indenture each include customary covenants and events of default.
CLO XVI
On March 7, 2024 (the “CLO XVI Closing Date”), the Company completed a $597.0 million term debt securitization transaction (the “CLO XVI Transaction”). The secured notes and preferred shares issued in the CLO XVI Transaction and the secured loan borrowed in the CLO XVI Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XVI, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVI Issuer”).
The CLO XVI Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVI Closing Date (the “CLO XVI Indenture”), by and among the CLO XVI Issuer and State Street Bank and Trust Company: (i) $342.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 2.00%, (ii) $48.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 2.50% and (iii) $30.0 million of A(sf) Class C Notes, which bear interest at three-month term SOFR plus 3.30% (together, the “CLO XVI Secured Notes”). The CLO XVI Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVI Issuer. The CLO XVI Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XVI Indenture) in April, 2036. The CLO XVI Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVI Secured Notes, the CLO XVI Issuer issued approximately $177.0 million of subordinated securities in the form of 177,000 preferred shares at an issue price of U.S. $1,000 per share (the “CLO XVI Preferred Shares”).

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As part of the CLO XVI Transaction, the Company entered into a loan sale agreement with the CLO XVI Issuer dated as of the CLO XVI Closing Date (the “OCIC CLO XVI Loan Sale Agreement”), which provided for the contribution of approximately $206.6 million funded par amount of middle-market loans from the Company to the CLO XVI Issuer on the CLO XVI Closing Date and for future sales from the Company to the CLO XVI Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVI Secured Notes. The remainder of the initial portfolio assets secured the CLO XVI Secured Notes consisted of approximately $356.5 million funded par amount of middle-market loans purchased by the CLO XVI Issuer from Core Income Funding II LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XVI Closing Date between the CLO XVI Issuer and Core Income Funding II LLC (the “CLO XVI Core Income Funding II Loan Sale Agreement”). The Company and Core Income Funding II LLC each made customary representations, warranties, and covenants to the CLO XVI Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through April 20, 2028, a portion of the proceeds received by the CLO XVI Issuer from the loans securing the CLO XVI Secured Notes may be used by the CLO XVI Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVI Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XVI Secured Notes is the secured obligation of the CLO XVI Issuer, and the CLO XVI Indenture includes customary covenants and events of default.
CLO XVII
On July 18, 2024 (the “CLO XVII Closing Date”), the Company completed a $500.6 million term debt securitization transaction (the “CLO XVII Transaction”). The secured notes and preferred shares issued in the CLO XVII Transaction and the secured loan borrowed in the CLO XVII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XVII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVII Issuer”).
The CLO XVII Transaction was executed by the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVII Closing Date (the “CLO XVII Indenture”), by and among the CLO XVII Issuer and State Street Bank and Trust Company: (i) $275.0 million of AAA(sf) Class A-1 Notes, which bear interest at three-month term SOFR plus 1.68%, (ii) $25.0 million of AAA(sf) Class A-2 Notes, which bear interest at three-month term SOFR plus 1.85% and (iii) $25.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.95% (together, the “CLO XVII Secured Notes”). The CLO XVII Secured Notes are secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVII Issuer. The CLO XVII Secured Notes are scheduled to mature on the Payment Date (as defined in the CLO XVII Indenture) in July 2036. The CLO XVII Secured Notes were privately placed by Natixis Securities Americas LLC, as Placement Agent.
Concurrently with the issuance of the CLO XVII Secured Notes, the CLO XVII Issuer issued approximately $175.6 million of subordinated securities in the form of $178 preferred shares at an issue price of U.S. $1 per share (the “CLO XVII Preferred Shares”).
As part of the CLO XVII Transaction, the Company entered into a loan sale agreement with the CLO XVII Issuer dated as of the CLO XVII Closing Date (the “CLO XVII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $463.2 million funded par amount of middle-market loans from the Company to the CLO XVII Issuer on the CLO XVII Closing Date and for future sales from the Company to the CLO XVII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVII Secured Notes. The remainder of the initial portfolio assets secured the CLO XVII Secured Notes consisted of approximately $12.0 million funded par amount of middle-market loans purchased by the CLO XVII Issuer from Core Income Funding I LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XVII Closing Date between the CLO XVII Issuer and Core Income Funding I LLC (the “CLO XVII Core Income Funding I Loan Sale Agreement”). The Company and Core Income Funding I LLC each made customary

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representations, warranties, and covenants to the CLO XVII Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through the Payment Date in July 2028, a portion of the proceeds received by the CLO XVII Issuer from the loans securing the CLO XVII Secured Notes may be used by the CLO XVII Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.
The CLO XVII Secured Notes are the secured obligation of the CLO XVII Issuer, and the CLO XVII Indenture includes customary covenants and events of default.
CLO XVIII
On July 12, 2024 (the “CLO XVIII Closing Date”), the Company completed a $399.8 million term debt securitization transaction (the “CLO XVIII Transaction”). The secured notes and preferred shares issued in the CLO XVIII Transaction and the secured loan borrowed in the CLO XVIII Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XVIII, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XVIII Issuer”).
The CLO XVIII Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture dated as of the CLO XVIII Closing Date (the “CLO XVIII Indenture”), by and among the CLO XVIII Issuer and State Street Bank and Trust Company: (i) $178.0 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 1.70%, (ii) $32.0 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.95% (together, the “CLO XVIII Secured Notes”) and (B) the borrowing by the CLO XVIII Issuer of $50.0 million under floating rate Class A-1L Loans (the “CLO XVIII Class A-1L Loans” and together with the CLO XVIII Secured Notes, the “CLO XVIII Debt”). The CLO XVIII Class A-1L Loans bear interest at three-month term SOFR plus 1.70%. The CLO XVIII Class A-1L Loans were borrowed under a loan agreement (the “CLO XVIII A-1L Loan Agreement”), dated as of the CLO XVIII Closing Date, by and among the CLO XVIII Issuer, as borrower, various financial institutions, as lenders, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XVIII Debt is secured by middle-market loans, participation interests in middle-market loans and other assets of the CLO XVIII Issuer. The CLO XVIII Debt is scheduled to mature on the Payment Date (as defined in the CLO XVIII Indenture) in July 2036. The CLO XVIII Secured Notes were privately placed by Deutsche Bank Securities Inc. as Initial Purchaser.
Concurrently with the issuance of the CLO XVIII Secured Notes, the CLO XVIII Issuer issued approximately $139.8 million of subordinated securities in the form of $140 preferred shares at an issue price of U.S. $1 per share (the “CLO XVIII Preferred Shares”).
As part of the CLO XVIII Transaction, the Company entered into a loan sale agreement with the CLO XVIII Issuer dated as of the CLO XVIII Closing Date (the “CLO XVIII OCIC Loan Sale Agreement”), which provided for the contribution of approximately $246.2 million funded par amount of middle-market loans from the Company to the CLO XVIII Issuer on the CLO XVIII Closing Date and for future sales from the Company to the CLO XVIII Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XVIII Secured Notes. The remainder of the initial portfolio assets secured the CLO XVIII Secured Notes consisted of approximately $146.4 million funded par amount of middle-market loans purchased by the CLO XVIII Issuer from Core Income Funding IV LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the CLO XVIII Closing Date between the CLO XVIII Issuer and Core Income Funding IV LLC (the “CLO XVIII Core Income Funding IV Loan Sale Agreement”). The Company and Core Income Funding IV LLC each made customary representations, warranties, and covenants to the CLO XVIII Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales and contributions.
Through the Payment Date in July 2029, a portion of the proceeds received by the CLO XVIII Issuer from the loans securing the CLO XVIII Debt may be used by the CLO XVIII Issuer to purchase additional middle-market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XVIII Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle-market loans.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
The CLO XVIII Debt is the secured obligation of the CLO XVIII Issuer, and the CLO XVIII Indenture and CLO XVIII A-1L Loan Agreement each include customary covenants and events of default.
CLO XIX
On October 29, 2024 (the “CLO XIX Closing Date”), the Company completed a $401.3 million term debt securitization transaction (the “CLO XIX Transaction”). The secured notes and preferred shares issued in the CLO XIX Transaction and the secured loan borrowed in the CLO XIX Transaction were issued and incurred, as applicable, by the Company’s consolidated subsidiary Owl Rock CLO XIX, LLC, a limited liability company organized under the laws of the State of Delaware (the “CLO XIX Issuer”).
The CLO XIX Transaction was executed by (A) the issuance of the following classes of notes and preferred shares pursuant to an indenture and security agreement dated as of the Closing Date (the “CLO XIX Indenture”), by and among the CLO XIX Issuer and State Street Bank and Trust Company: (i) $153 million of AAA(sf) Class A Notes, which bear interest at three-month term SOFR plus 1.65% and (ii) $32 million of AA(sf) Class B Notes, which bear interest at three-month term SOFR plus 1.90% (together, the “Secured Notes”) and (B) the borrowing by the CLO XIX Issuer of (i) $50 million under floating rate Class A-1L-1 loans (the “CLO XIX Class A-1L-1 Loans”) and (ii) $25 million under floating rate Class A-1L-2 loans (the “CLO XIX Class A-1L-2 Loans” and together with the CLO XIX Class A-1L-1 Loans and the Secured Notes, the “CLO XIX Debt”). The CLO XIX Class A-1L-1 Loans bear interest at three-month term SOFR plus 1.65%. The CLO XIX Class A-1L-2 Loans bear interest at three-month term SOFR plus 1.65%. The CLO XIX Class A-1L-1 Loans were borrowed under a loan agreement (the “CLO XIX A-1L-1 Loan Agreement”), dated as of the CLO XIX Closing Date, by and among the CLO XIX Issuer, as borrower, the lenders party thereto, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XIX Class A-1L-2 Loans were borrowed under a loan agreement (the “CLO XIX A-1L-2 Loan Agreement”), dated as of the CLO XIX Closing Date, by and among the CLO XIX Issuer, as borrower, the lenders party thereto, and State Street Bank and Trust Company, as collateral trustee and loan agent. The CLO XIX Debt is secured by middle market loans, participation interests in middle market loans and other assets of the CLO XIX Issuer. The CLO XIX Debt is scheduled to mature on the Payment Date (as defined in the Indenture) in October 2037. The CLO XIX Secured Notes were privately placed by BofA Securities, Inc., as Initial Purchaser.
Concurrently with the issuance of the CLO XIX Secured Notes, the CLO XIX Issuer issued approximately $141.3 million of subordinated securities in the form of 141,300 preferred shares at an issue price of U.S.$1,000 per share (the “CLO XIX Preferred Shares”).
As part of the CLO XIX Transaction, the Company entered into a loan sale agreement with the CLO XIX Issuer dated as of the CLO XIX Closing Date (the “CLO XIX OCIC Loan Sale Agreement”), which provided for the contribution and sale of approximately $301.236 million funded par amount of middle market loans from the Company to the CLO XIX Issuer on the CLO XIX Closing Date and for future sales from the CLO XIX Company to the CLO XIX Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the CLO XIX Debt. The remainder of the initial portfolio assets securing the CLO XIX Debt consisted of approximately $56.224 million funded par amount of middle market loans purchased by the CLO XIX Issuer from Core Income Funding III LLC, a wholly-owned subsidiary of the Company, under an additional loan sale agreement executed on the Closing Date between the CLO XIX Issuer and Core Income Funding III LLC (the “CLO XIX Core Income Funding III Loan Sale Agreement”). The Company and Core Income Funding III LLC each made customary representations, warranties, and covenants to the CLO XIX Issuer under the applicable loan sale agreement. No gain or loss was recognized as a result of these sales or contributions.
Through October 2029, a portion of the proceeds received by the CLO XIX Issuer from the loans securing the Debt may be used by the CLO XIX Issuer to purchase additional middle market loans under the direction of the Adviser, in its capacity as collateral manager for the CLO XIX Issuer and in accordance with the Company’s investing strategy and ability to originate eligible middle market loans.
The CLO XIX Debt is the secured obligation of the CLO XIX Issuer, and the CLO XIX Indenture, the CLO XIX A-1L-1 Loan Agreement and the CLO XIX A-1L-2 Loan Agreement each include customary covenants and events of default.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Unsecured Notes
On November 30, 2022, the Company entered into an agreement of removal, appointment and acceptance (the “Tripartite Agreement”), with Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (the “Retiring Trustee”) and Truist Bank (the “Successor Trustee”), with respect to the Indenture, dated September 23, 2021 between the Company and the Retiring Trustee (the “Base Indenture”), the first supplemental indenture, dated September 23, 2021 (the “First Supplemental Indenture”) between the Company and the Retiring Trustee, the second supplemental indenture, dated February 8, 2022 (the “Second Supplemental Indenture”) between the Company and the Retiring Trustee, the third supplemental indenture, dated March 29, 2022 (the “Third Supplemental Indenture”) between the Company and the Retiring Trustee, and the Fourth Supplemental Indenture, dated September 16, 2022 (the “Fourth Supplemental Indenture” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”) between the Company and the Retiring Trustee.
The Tripartite Agreement provided that, effective as of the date thereof, (1) the Retiring Trustee assigns, transfers, delivers and confirms to the Successor Trustee all of its rights, title and interest under the Indenture and all of the rights, power, trusts and duties as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture; and (2) the Successor Trustee accepts its appointment successor trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture, and accepts the rights, indemnities, protections, powers, trust and duties of or afforded to Retiring Trustee as trustee, security registrar, paying agent, authenticating agent and depositary custodian under the Indenture. The Successor Trustee’s appointment in its capacities as paying agent and security registrar became effective on December 14, 2022.
March 2025 Notes
On March 29, 2022, the Company issued $500.0 million aggregate principal amount of 5.500% notes due 2025 (the notes initially issued on March 29, 2022, together with the registered notes issued in the exchange offer described below, the “March 2025 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale by the Initial Purchasers to persons they reasonably believe to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the March 2025 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2025 Notes were issued pursuant to the Base Indenture and the Third Supplemental Indenture (together, the “March 2025 Indenture”). The March 2025 Notes will mature on March 21, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2025 Indenture. The March 2025 Notes bear interest at a rate of 5.500% per year payable semi-annually on March 21 and September 21 of each year, commencing on September 21, 2022. Concurrent with the issuance of the March 2025 Notes, in connection with the offering, connection with the offering, the Company entered into a Registration Rights Agreement, dated as of March 29, 2022 (the “March 2025 Registration Rights Agreement”), for the benefit of the purchasers of the March 2025 Notes. Pursuant to the terms of the March 2025 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on March 29, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The March 2025 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2025 Notes. The March 2025 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the March 2025 Notes. The March 2025 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2025 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
The March 2025 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2025 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2025 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2025 Indenture. In addition, if a change of control repurchase event, as defined in the March 2025 Indenture, occurs prior to maturity, holders of the March 2025 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2025 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2025 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
September 2026 Notes
On September 23, 2021, the Company issued $350.0 million aggregate principal amount of 3.125% notes due 2026 (the notes initially issued on September 23, 2021, together with the registered notes issued in the exchange offer described below, the “September 2026 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2026 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2026 Notes were issued pursuant to the Base Indenture and the First Supplemental Indenture (together, the “September 2026 Indenture”). The September 2026 Notes will mature on September 23, 2026 and may be redeemed in whole or in part at our option at any time or from time to time at the redemption prices set forth in the September 2026 Indenture. The September 2026 Notes initially bear interest at a rate of 3.125% per year payable semi-annually on March 23 and September 23 of each year, commencing on March 23, 2022. Concurrent with the issuance of the September 2026 Notes, the Company entered into a Registration Rights Agreement (the “September 2026 Registration Rights Agreement”) for the benefit of the purchasers of the September 2026 Notes. Pursuant to the terms of the September 2026 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on September 23, 2021 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The September 2026 Notes are the direct, general unsecured obligations and will rank senior in right of payment to all of the future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2026 Notes. The September 2026 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior. The September 2026 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2026 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2026 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2026 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2026 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2026 Indenture, occurs prior to maturity, holders of the September 2026 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2026 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2026 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
February 2027 Notes
On February 8, 2022, the Company issued $500.0 million aggregate principal amount of 4.70% notes due 2027 (the notes initially issued on February 8, 2022, together with the registered notes issued in the exchange offer described below, the “February 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the February 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The February 2027 Notes were issued pursuant to the Base Indenture and the Second Supplemental Indenture (together, the “February 2027 Indenture”). The February 2027 Notes will mature on February 8, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the February 2027 Indenture. The February 2027 Notes initially bear interest at a rate of 4.70% per year payable semi-annually on February 8 and August 8 of each year, commencing on August 8, 2022. Concurrent with the issuance of the February 2027 Notes the Company entered into a Registration Rights Agreement (the “February 2027 Registration Rights Agreement”) for the benefit of the purchasers of the February 2027 Notes. Pursuant to the terms of the February 2027 Registration Rights Agreement the Company filed a registration statement with the SEC and, on July 25, 2022, commenced an offer to exchange the notes initially issued on February 8, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2022 and was completed promptly thereafter.
The February 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of its future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the February 2027 Notes. The February 2027 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the February 2027 Notes. The February 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The February 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The February 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with asset coverage requirements of the 1940 Act, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the February 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Indenture. In addition, if a change of control repurchase event, as defined in the February 2027 Indenture, occurs prior to maturity, holders of the February 2027 Notes have the right, at their option, to require us to repurchase for cash some or all of the February 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the February 2027 Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.
September 2027 Notes
On September 16, 2022, the Company issued $600.0 million aggregate principal amount of 7.750% notes due 2027 (the notes initially issued on September 16, 2022, together with the registered notes issued in the exchange offer described below, the “September 2027 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. When initially issued, the September 2027 Notes were not registered under the Securities Act and could not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2027 Notes were issued pursuant to the Base Indenture and the Fourth Supplemental Indenture (together, the “September 2027 Indenture”). The September 2027 Notes will mature on September 16, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
prices set forth in the September 2027 Indenture. The September 2027 Notes bear interest at a rate of 7.750% per year payable semi-annually on March 16 and September 16 of each year, commencing on March 16, 2023. Concurrent with the issuance of the September 2027 Notes, the Company entered into a Registration Rights Agreement (the “September 2027 Registration Rights Agreement”) for the benefit of the purchasers of the September 2027 Notes. Pursuant to the terms of the September 2027 Registration Rights Agreement, the Company filed a registration statement with the SEC and, on July 21, 2023, commenced an offer to exchange the notes initially issued on September 16, 2022 for newly issued registered notes with substantially similar terms, which expired on August 23, 2023 and was completed promptly thereafter.
The September 2027 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2027 Notes. The September 2027 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the September 2027 Notes. The September 2027 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2027 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2027 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2027 Notes and the Successor Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2027 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the September 2027 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the September 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the September 2027 Notes, on October 18, 2022 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $600.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.84%. The interest rate swaps mature on September 16, 2027. For the years ended December 31, 2024 and 2023, the Company made periodic payments of $9.5 million and $4.9 million, respectively. The interest expense related to the September 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2024, the interest rate swap had a fair value of $(0.7) million ($0.8 million net of the present value of the cash flows of the September 2027 Notes). As of December 31, 2023, the interest rate swap had a fair value of $6.5 million ($1.1 million net of the present value of the cash flows of the September 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the September 2027 Notes, with the remaining difference included as a component of interest expense on the Consolidated Statements of Operations.
June 2028 Notes
On June 13, 2023, the Company issued $500.0 million aggregate principal amount of its 7.950% notes due 2028 and on July 14, 2023, the Company issued an additional $150.0 million aggregate principal amount of its 7.950% notes due 2028 (together, the “June 2028 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The June 2028 Notes have not been registered under

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The June 2028 Notes were issued pursuant to the Base Indenture and the Fifth Supplemental Indenture (together with the Base Indenture, the “June 2028 Indenture”), between the Company and the Trustee. The June 2028 Notes will mature on June 13, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the June 2028 Indenture. The June 2028 Notes bear interest at a rate of 7.950% per year payable semi-annually on June 13 and December 13 of each year, commencing on December 13, 2023. Concurrent with the issuance of the June 2028 Notes, the Company entered into a Registration Rights Agreement (the “June 2028 Registration Rights Agreement”) for the benefit of the purchasers of the June 2028 Notes. Pursuant to the June 2028 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the June 2028 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the June 2028 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the June 2028 Notes. If the Company fails to satisfy its registration obligations under the June 2028 Registration Rights Agreement, it will be required to pay additional interest to the holders of the June 2028 Notes.
The June 2028 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the June 2028 Notes. The June 2028 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the June 2028 Notes. The June 2028 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The June 2028 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The June 2028 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the June 2028 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the June 2028 Indenture.
In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the June 2028 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the June 2028 Notes at a repurchase price equal to 100% of the aggregate principal amount of the June 2028 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the June 2028 Notes, on February 16, 2024 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $650.0 million. The Company will receive fixed rate interest at 7.950% and pay variable rate interest based on SOFR plus 3.79%. The interest rate swaps mature on May 13, 2028. For the year ended December 31, 2024, the Company made periodic payments of $6.2 million. The interest expense related to the June 2028 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2024, the interest rate swap had a fair value of $0.5 million ($(0.1) million net of the present value of the cash flows of the June 2028 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the June 2028 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
January 2029 Notes
On December 4, 2023, the Company issued $550.0 million aggregate principal amount of its 7.750% notes due 2029 (the “January 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The January 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The January 2029 Notes were issued pursuant to the Base Indenture and a Sixth Supplemental Indenture, dated as of December 4, 2023 (the “Sixth Supplemental Indenture” and together with the Base Indenture, the “January 2029 Indenture”), between the Company and the Trustee. The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2029 Indenture. The January 2029 Notes bear interest at a rate of 7.750% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2024. Concurrent with the issuance of the January 2029 Notes, the Company entered into a Registration Rights Agreement (the “January 2029 Registration Rights Agreement”) for the benefit of the purchasers of the January 2029 Notes. Pursuant to the January 2029 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the January 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the January 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the January 2029 Notes. If the Company fails to satisfy its registration obligations under the January 2029 Registration Rights Agreement, it will be required to pay additional interest to the holders of the January 2029 Notes.
The January 2029 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the January 2029 Notes. The January 2029 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the January 2029 Notes. The January 2029 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The January 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The January 2029 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the January 2029 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the January 2029 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the January 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the January 2029 Indenture, occurs prior to maturity, holders of the January 2029 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the January 2029 Notes at a repurchase price equal to 100% of the aggregate principal amount of the January 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the January 2029 Notes, on November 28, 2023 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $550.0 million. The Company will receive fixed rate interest at 7.750% and pay variable rate interest based on SOFR plus 3.647%. The interest rate swaps mature on January 15, 2029. For the year ended December 31, 2024, the Company made periodic payments of $4.8 million. The interest expense related to the January 2029 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2024, the interest rate swap had a fair

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
value of $(0.4) million ($0.1 million net of the present value of the cash flows of the January 2029 Notes). As of December 31, 2023, the interest rate swap had a fair value of $12.1 million ($1.5 million net of the present value of the cash flows of the January 2029 notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the January 2029 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
September 2029 Notes
On May 14, 2024, the Company issued $500.0 million aggregate principal amount of its 6.600% notes due 2029 (the “September 2029 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The September 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The September 2029 Notes were issued pursuant to the Base Indenture and an Eighth Supplemental Indenture, dated as of May 14, 2024 (the “Eighth Supplemental Indenture” and together with the Base Indenture, the “September 2029 Indenture”), between the Company and the Trustee. The September 2029 Notes will mature on September 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2029 Indenture. The September 2029 Notes bear interest at a rate of 6.600% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the September 2029 Notes, the Company entered into a Registration Rights Agreement (the “September 2029 Registration Rights Agreement”) for the benefit of the purchasers of the September 2029 Notes. Pursuant to the September 2029 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the September 2029 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the September 2029 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the September 2029 Notes. If the Company fails to satisfy its registration obligations under the September 2029 Registration Rights Agreement, it will be required to pay additional interest to the holders of the September 2029 Notes.
The September 2029 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the September 2029 Notes. The September 2029 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the September 2029 Notes. The September 2029 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The September 2029 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The September 2029 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the September 2029 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the September 2029 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the September 2029 Indenture.
In addition, if a change of control repurchase event, as defined in the September 2029 Indenture, occurs prior to maturity, holders of the September 2029 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the September 2029 Notes at a repurchase price equal to 100% of the aggregate

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
principal amount of the September 2029 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the September 2029 Notes, on May 14, 2024, the Company entered into a bilateral interest rate swap. The notional amount of the interest rate swap is $500.0 million. The Company will receive fixed rate interest at 6.600% and pay variable rate interest based on SOFR plus 2.337%. The interest rate swap matures on August 15, 2029. For the year ended December 31, 2024, the Company made periodic payments of $2.2 million. The interest expense related to the September 2029 Notes is equally offset by the proceeds received from the interest rate swap. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2024, the interest rate swap had a fair value of $3.7 million ($0.5 million net of the present value of the cash flows of the September 2029 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the September 2029 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
March 2030 Notes
On September 13, 2024, the Company issued $1.00 billion aggregate principal amount of its 5.800% notes due 2030 (the “March 2030 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant Rule 144A under the Securities Act and non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The March 2030 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2030 Notes were issued pursuant to the Base Indenture and a Ninth Supplemental Indenture, dated as of September 13, 2024 (the “Ninth Supplemental Indenture” and together with the Base Indenture, the “March 2030 Indenture”), between the Company and the Trustee. The March 2030 Notes will mature on March 15, 2030 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2030 Indenture. The March 2030 Notes bear interest at a rate of 5.800% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2025. Concurrent with the issuance of the March 2030 Notes, the Company entered into a Registration Rights Agreement (the “March 2030 Registration Rights Agreement”) for the benefit of the purchasers of the March 2030 Notes. Pursuant to the March 2030 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2030 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2030 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2030 Notes. If the Company fails to satisfy its registration obligations under the March 2030 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2030 Notes.
The March 2030 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2030 Notes. The March 2030 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2030 Notes. The March 2030 Notes rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2030 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The March 2030 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
time during which the March 2030 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2030 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2030 Indenture.
In addition, if a change of control repurchase event, as defined in the March 2030 Indenture, occurs prior to maturity, holders of the March 2030 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2030 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2030 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2030 Notes, on September 10, 2024 the Company entered into a bilateral interest rate swaps. The notional amount of the interest rate swaps is $1.00 billion. The Company will receive fixed rate interest at 5.800% and pay variable rate interest based on SOFR plus 2.619%. The interest rate swaps mature on February 15, 2030. For the year ended December 31, 2024, the Company did not make a periodic payment. The interest expense related to the March 2030 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2024, the interest rate swap had a fair value of $(44.5) million ($(6.1) million net of the present value of the cash flows of the March 2030 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2030 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
March 2031 Notes
On February 1, 2024, the Company issued $750.0 million aggregate principal amount of its 6.650% notes due 2031 (the “March 2031 Notes”) in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The March 2031 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
The March 2031 Notes were issued pursuant to the Base Indenture and a Seventh Supplemental Indenture, dated as of February 1, 2024 (the “Seventh Supplemental Indenture” and together with the Base Indenture, the “March 2031 Indenture”), between the Company and the Trustee. The March 2031 Notes will mature on March 15, 2031 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2031 Indenture. The March 2031 Notes bear interest at a rate of 6.650% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2024. Concurrent with the issuance of the March 2031 Notes, the Company entered into a Registration Rights Agreement (the “March 2031 Registration Rights Agreement”) for the benefit of the purchasers of the March 2031 Notes. Pursuant to the March 2031 Registration Rights Agreement, the Company is obligated to file a registration statement with the SEC with respect to an offer to exchange the March 2031 Notes for a new issue of debt securities registered under the Securities Act with terms substantially identical to those of the March 2031 Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the March 2031 Notes. If the Company fails to satisfy its registration obligations under the March 2031 Registration Rights Agreement, it will be required to pay additional interest to the holders of the March 2031 Notes.
The March 2031 Notes are the Company’s direct, general unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the March 2031 Notes. The March 2031 Notes rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, to the March 2031 Notes. The March 2031 Notes rank effectively subordinated, or junior, to any of the

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The March 2031 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The March 2031 Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) of the 1940 Act, as modified by Section 61(a) of the 1940 Act, for the period of time during which the March 2031 Notes are outstanding, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the March 2031 Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the March 2031 Indenture.
In addition, if a change of control repurchase event, as defined in the March 2031 Indenture, occurs prior to maturity, holders of the March 2031 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the March 2031 Notes at a repurchase price equal to 100% of the aggregate principal amount of the March 2031 Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
In connection with the issuance of the March 2031 Notes, on January 29, 2024 the Company entered into centrally cleared interest rate swaps. The notional amount of the interest rate swaps is $750.0 million. The Company will receive fixed rate interest at 6.650% and pay variable rate interest based on SOFR plus 2.902%. The interest rate swaps mature on January 15, 2031. For the year ended December 31, 2024, the Company made periodic payments of $8.5 million. The interest expense related to the March 2031 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2024, the interest rate swap had a fair value of $(14.2) million ($(2.2) million net of the present value of the cash flows of the March 2031 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the March 2031 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations.
AUD 2027 Notes
On October 23, 2024, Company issued A$450.0 million 6.500% Fixed Rate Notes due October 23, 2027 (the “AUD 2027 Notes”) under its A$2,500,000,000 Australian debt issuance program (the “Australian Debt Issuance Program”). The Australian Debt Issuance Program provides for the Company to issue debt securities from time to time. Debt securities issued pursuant to the Australian Debt Issuance Program (i) are issued pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), (ii) are not registered under the Securities Act, (iii) may not be offered or sold in the United States or to a U.S. person without registration under, or an applicable exemption from the registration requirements of the Securities Act, and (iv) are to be issued in amount not exceeding an aggregate of A$2.5 billion.
The terms of the AUD 2027 Notes are set out in a Pricing Supplement, dated October 21, 2024 (the “AUD 2027 Notes Pricing Supplement”) and the Note Deed Poll, dated October 6, 2024 (the “AUD 2027 Notes Note Deed Poll”) and the AUD 2027 Notes were issued pursuant to the Dealer Common Terms Deed Poll, dated October 6, 2024 (the “AUD 2027 Notes Dealer Common Terms Deed Poll”) and a Subscription Agreement (the “ AUD 2027 Notes Subscription Agreement”), dated October 21, 2024, by and among the Company and Deutsche Bank AG, Sydney Branch and Mizuho Securities Asia Limited, named as the joint lead managers and dealers therein (the “AUD 2027 Notes Dealers”).
The net proceeds from the sale of the AUD 2027 Notes offering were approximately A$446.643 million, after deducting the fees paid to the AUD 2027 Notes Dealers.
The AUD 2027 Notes will mature on October 23, 2027, and may be redeemed in whole at the Company’s option as set forth in the AUD 2027 Notes Pricing Supplement. The AUD 2027 Notes bear interest at 6.500% per

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
year payable semi-annually on April 23 and October 23 of each year, commencing on April 23, 2025. The AUD 2027 Notes will be the Company’s direct, general unsecured obligations and will rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the AUD 2027 Notes. The AUD 2027 Notes will rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior to the AUD 2027 Notes. The AUD 2027 Notes will rank effectively subordinated, or junior, to any of the Company’s future secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The AUD 2027 Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
In addition, if a change of control repurchase event, as defined in the AUD 2027 Notes Pricing Supplement, occurs prior to maturity, holders of the AUD 2027 Notes will have the right, at their option, to require the Company to repurchase for cash some or all of the AUD 2027 Notes at a repurchase price equal to 100% of the aggregate principal amount of the AUD 2027 Notes being repurchased, plus accrued and unpaid interest to, but not including, the redemption date.
In connection with the issuance of the AUD 2027 Notes, the Company entered into both a bilateral cross-currency swap and interest rate swap, for notional amounts of A$379.0 million and A$71.0 million, respectively. The Company received fixed rate interest of 6.500% and paid variable rate interest based on, one-month SOFR plus 2.67% and three-month BBSY plus 2.72%, for the bilateral cross-currency swap and interest rate swap, respectively. The swaps mature on October 23, 2027. For the year ended December 31, 2024, the Company did not make any periodic payments. The interest expense related to the AUD 2027 Notes is equally offset by the proceeds received from the interest rate swaps. The swap adjusted interest expense is included as a component of interest expense on the Company’s Consolidated Statements of Operations. As of December 31, 2024, the swaps had an aggregate fair value of $(20.7) million ($0.4 million net of the present value of the cash flows of the AUD 2027 Notes). Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as a component of accrued expenses and other liabilities or prepaid expenses and other assets on the Company’s Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by the change in fair value of the AUD 2027 Notes, with the remaining difference included as a component of interest expense on the Company’s Consolidated Statements of Operations. The change in foreign exchange rate of the cross-currency swap is offset by the change in foreign exchange rate of the AUD 2027 Notes, with the remaining difference included as a component translation of assets and liabilities in foreign currencies on the Company’s Consolidated Statements of Operations.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Note 6. Fair Value of Financial Instruments
Investments
The following table presents the fair value hierarchy of cash, investments, and derivatives as of the following periods:

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted and foreign cash)	$1,006,483	$—	$—	$1,006,483
Investments:
First-lien senior secured debt investments(1)	—	4,242,228	19,422,914	23,665,142
Second-lien senior secured debt investments	—	315,966	451,426	767,392
Unsecured debt investments	—	74,137	366,496	440,633
Preferred equity investments(2)	—	—	364,672	364,672
Common equity investments(3)	—	—	493,305	493,305
Subtotal	$—	$4,632,331	$21,098,813	$25,731,144
Investments measured at Net Asset Value (“NAV”)(4)	—	—	—	647,750
Total investments at fair value	$—	$4,632,331	$21,098,813	$26,378,894
Derivatives:
Interest rate swaps	$—	$(55,660)	$—	$(55,660)
Cross-currency swap	—	(20,635)	—	(20,635)
Total Derivatives	$—	$(76,295)	$—	$(76,295)
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing DAC.
(3)Includes equity investments in Amergin AssetCo, Fifth Season and LSI Financing LLC.
(4)Includes equity investments in OCIC SLF and Credit SLF, which is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

	Fair Value Hierarchy as of December 31, 2023
($ in thousands)	Level 1	Level 2	Level 3	Total
Cash (including restricted and foreign cash)	$415,384	$—	$—	$415,384
Investments:
First-lien senior secured debt investments(1)	—	2,248,212	11,540,505	13,788,717
Second-lien senior secured debt investments	—	249,417	935,338	1,184,755
Unsecured debt investments	—	55,643	189,018	244,661
Preferred equity investments(2)	—	—	721,545	721,545
Common equity investments(3)	—	—	448,974	448,974
Subtotal	$—	$2,553,272	$13,835,380	$16,388,652
Investments measured at NAV(4)	—	—	—	273,441
Total investments at fair value	$—	$2,553,272	$13,835,380	$16,662,093
Derivatives:
Interest rate swaps	$—	$18,650	$—	$18,650
__________________
(1)Includes debt investment in Amergin AssetCo.
(2)Includes equity investment in LSI Financing DAC.
(3)Includes equity investments in Amergin AssetCo and Fifth Season.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(4)Includes equity investment in OCIC SLF, which is measured at fair value using the net asset value per share (or its equivalent) practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.
The following tables present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the following periods:

	As of and for the Year Ended December 31, 2024
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$11,540,505	$935,338	$189,018	$721,545	$448,974	$13,835,380
Purchases of investments, net	10,655,018	—	149,569	27,819	153,416	10,985,822
Payment-in-kind	68,052	7,269	38,857	74,941	111	189,230
Proceeds from investments, net	(2,423,703)	(164,945)	(1,605)	(465,555)	(115,418)	(3,171,226)
Net change in unrealized gain (loss)	(58,779)	(25,869)	(9,514)	(15,047)	46,480	(62,729)
Net realized gains (losses)	(9,460)	(9,660)	(169)	13,249	(517)	(6,557)
Net amortization/accretion of premium/discount on investments	89,375	3,212	340	7,720	—	100,647
Transfers between investment types	(1,053)	—	—	—	1,053	—
Transfers into (out of) Level 3(1)	(437,041)	(293,919)	—	—	(40,794)	(771,754)
Fair value, end of period	$19,422,914	$451,426	$366,496	$364,672	$493,305	$21,098,813
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2024, transfers into (out of) Level 3 were as a result of changes in the observability of significant inputs for certain portfolio companies and an investment measured at net asset value which is no longer categorized within the fair value hierarchy.

	As of and for the Year Ended December 31, 2023
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$7,603,501	$1,019,223	$211,328	$500,023	$264,437	$9,598,512
Purchases of investments, net	5,249,380	1	613	151,149	167,162	5,568,305
Payment-in-kind	52,601	7,946	19,762	63,737	168	144,214
Proceeds from investments, net	(1,217,587)	—	(3)	(17,205)	(2,313)	(1,237,108)
Net change in unrealized gain (loss)	44,801	11,984	4,936	21,804	16,702	100,227
Net realized gains (losses)	(3,869)	—	—	490	—	(3,379)
Net amortization/accretion of premium/discount on investments	34,907	1,136	224	1,547	—	37,814
Transfers between investment types	(2,818)	—	—	—	2,818	—
Transfers into (out of) Level 3(1)	(220,411)	(104,952)	(47,842)	—	—	(373,205)
Fair value, end of period	$11,540,505	$935,338	$189,018	$721,545	$448,974	$13,835,380
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2023, transfers into (out of) Level 3 were as a result of changes in the observability of significant inputs for certain portfolio companies.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	As of and for the Year Ended December 31, 2022
($ in thousands)	First-lien senior secured debt investments	Second-lien senior secured debt investments	Unsecured debt investments	Preferred equity investments	Common equity investments	Total
Fair value, beginning of period	$2,328,346	$450,477	$2,116	$56,970	$71,705	$2,909,614
Purchases of investments, net	5,630,112	638,252	209,667	431,520	176,834	7,086,385
Payment-in-kind	27,279	4,850	9,622	21,651	82	63,484
Proceeds from investments, net	(406,080)	(39,832)	(142)	(773)	—	(446,827)
Net change in unrealized gain (loss)	(14,492)	(30,402)	(10,188)	(10,284)	15,816	(49,550)
Net realized gains (losses)	(797)	—	(23)	202	—	(618)
Net amortization/accretion of premium/discount on investments	14,148	853	276	737	—	16,014
Transfers into (out of) Level 3(1)	24,985	(4,975)	—	—	—	20,010
Fair value, end of period	$7,603,501	$1,019,223	$211,328	$500,023	$264,437	$9,598,512
__________________
(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the year ended December 31, 2022, transfers into (out of) Level 3 were as a result of changes in the observability of significant inputs for certain portfolio companies.
The below tables present information with respect to the net change in unrealized gains (losses) on investments for which Level 3 inputs were used in determining the fair value that are still held by the Company for the following periods:

($ in thousands)	Net change in unrealized gain (loss) for the Year Ended December 31, 2024 on investments held at December 31, 2024	Net change in unrealized gain (loss) for the Year Ended December 31, 2023 on investments held at December 31, 2023	Net change in unrealized gain (loss) for the Year Ended December 31, 2022 on investments held at December 31, 2022
First-lien senior secured debt investments	$(46,337)	$36,952	$(14,443)
Second-lien senior secured debt investments	(26,990)	11,608	(29,804)
Unsecured debt investments	(9,516)	4,935	(10,188)
Preferred equity investments	(484)	21,805	(10,270)
Common equity investments	44,855	16,697	16,131
Total Investments	$(38,472)	$91,997	$(48,574)
The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of December 31, 2024 and December 31, 2023. The weighted average range of

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	As of December 31, 2024
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$16,846,669	Yield Analysis	Market Yield	6.8% - 35.2% (10.6%)	Decrease
	2,575,658	Recent Transaction	Transaction Price	94.7% - 100.0% (99.1%)	Increase
	587	Collateral Analysis	Recovery Rate	11.1% - 13.5% (13.0%)	Increase
Second-lien senior secured debt investments	$451,426	Yield Analysis	Market Yield	11.1% - 43.6% (16.8%)	Decrease
Unsecured debt investments	$366,468	Yield Analysis	Market Yield	8.6% - 18.1% (12.6%)	Decrease
	28	Market Approach	EBITDA Multiple	11.8x	Increase
Preferred equity investments	$358,536	Yield Analysis	Market Yield	12.3% - 37.1% (15.2%)	Decrease
	4,376	Market Approach	EBITDA Multiple	7.1x	Increase
	1,760	Market Approach	Revenue Multiple	8.5x - 18.0x (13.9x)	Increase
Common equity investments	$155,881	Market Approach	EBITDA Multiple	3.3x - 28.5x (15.0x)	Increase
	223,274	Market Approach	AUM Multiple	1.1x	Increase
	48,359	Market Approach	Revenue Multiple	5.3x - 14.5x (10.9x)	Increase
	629	Option Pricing Model	Volatility	70.0%	Increase
	1,539	Yield Analysis	Market Yield	8.5%	Decrease
	62,056	Market Approach	N/A	N/A	N/A
	1,555	Discounted Cash Flow Analysis	Discount Rate	12.5%	Decrease
	12	Market Approach	Gross Profit Multiple	10.0x	Increase

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	As of December 31, 2023
($ in thousands)	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
First-lien senior secured debt investments	$9,713,556	Yield Analysis	Market Yield	7.4% - 22.2% (11.6%)	Decrease
	1,826,949	Recent Transaction	Transaction Price	97.0% - 99.8% (98.6%)	Increase
Second-lien senior secured debt investments	$935,338	Yield Analysis	Market Yield	11.4% - 17.7% (14.6%)	Decrease
Unsecured debt investments	$188,992	Yield Analysis	Market Yield	10.6% - 17.2% (12.0%)	Decrease
	26	Market Approach	EBITDA Multiple	11.8x - 11.8x (11.8x)	Increase
Preferred equity investments	$642,464	Yield Analysis	Market Yield	10.4% - 25.8% (14.4%)	Decrease
	79,081	Recent Transaction	Transaction Price	98.0% - 107.5% (104.2%)	Increase
Common equity investments	$251,028	Recent Transaction	Transaction Price	100.0% - 100.0% (100.0%)	Increase
	148,706	Market Approach	EBITDA Multiple	6.0x - 34.5x (16.1x)	Increase
	1,253	Yield Analysis	Market Yield	8.0% - 8.0% (8.0%)	Decrease
	47,978	Market Approach	Revenue Multiple	1.9x - 14.7x (10.5x)	Increase
	9	Market Approach	Gross Profit Multiple	9.9x - 9.9x (9.9x)	Increase
The fair value of the Company’s performing Level 3 debt investments is typically determined utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to the expected life, portfolio company performance since close, and other terms and risks associated with an investment. Among other factors, a determinant of risk is the amount of leverage used by the portfolio company relative to its total enterprise value, and the rights and remedies of the Company’s investment within the portfolio company’s capital structure.
When the debtor is not performing or when there is insufficient value to cover the investment, the Company may utilize a net recovery approach to determine the fair value of debt investments in subject companies. A net recovery analysis typically consists of two steps. First, the total enterprise value for the subject company is estimated using standard valuation approaches, most commonly the market approach. Second, the fair value for each investment in the subject company is then estimated by allocating the subject company’s total enterprise value to the outstanding securities in the capital structure based upon various factors, including seniority, preferences, and other features if deemed relevant to each security in the capital structure.
Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 debt investments primarily include current market yields, including relevant market indices, but may also include quotes from brokers, dealers, and pricing services as indicated by comparable investments. For the Company’s Level 3 equity investments, a market approach, based on comparable financial performance multiples such as publicly-traded company and comparable market transaction multiples of revenues, earnings before income taxes, depreciation and amortization (“EBITDA”), or some combination thereof and comparable market transactions typically would be used.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Debt Not Carried at Fair Value
Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company’s marketplace credit ratings, or market quotes, if available. The following tables present the carrying and fair values of the Company’s debt obligations as of the following periods:

	December 31, 2024			December 31, 2023
($ in thousands)	Net Carrying Value(1)	Debt Issuance Costs	Fair Value	Net Carrying Value(1)	Debt Issuance Costs	Fair Value
Revolving Credit Facility(2)	$1,312,515	$(22,497)	$1,312,515	$611,396	$(16,732)	$611,395
SPV Asset Facility I	294,536	(5,464)	294,536	468,920	(6,080)	468,920
SPV Asset Facility II	907,881	(12,119)	907,881	1,710,745	(7,255)	1,710,744
SPV Asset Facility III(2)	958,547	(13,370)	958,547	513,046	(8,954)	513,045
SPV Asset Facility IV	351,698	(3,302)	351,698	246,296	(3,704)	246,296
SPV Asset Facility V	245,009	(4,991)	245,009	197,005	(2,995)	197,005
SPV Asset Facility VI	341,752	(8,248)	341,752	152,994	(7,006)	152,994
SPV Asset Facility VII(2)	162,398	(3,461)	162,398	—	—	—
SPV Asset Facility VIII	196,923	(3,077)	196,923	—	—	—
CLO VIII	288,100	(1,900)	288,100	287,907	(2,093)	287,907
CLO XI	258,308	(1,692)	258,308	258,144	(1,856)	258,144
CLO XII	258,192	(1,808)	258,192	258,002	(1,998)	258,002
CLO XV	309,198	(2,802)	309,198	—	—	—
CLO XVI	417,303	(2,697)	417,303	—	—	—
CLO XVII	322,121	(2,879)	322,121	—	—	—
CLO XVIII	258,109	(1,891)	258,109	—	—	—
CLO XIX	258,206	(1,794)	258,206	—	—	—
March 2025 Notes	499,516	(484)	498,750	496,586	(3,414)	492,500
September 2026 Notes	347,084	(2,916)	336,000	344,682	(5,318)	319,375
February 2027 Notes	496,650	(3,350)	493,750	496,699	(3,301)	472,500
September 2027 Notes	593,270	(5,182)	630,000	598,564	(6,869)	619,500
AUD 2027 Notes(2)	271,957	(2,397)	296,207	—	—	—
June 2028 Notes	642,519	(8,067)	690,625	640,012	(9,988)	672,750
January 2029 Notes	538,086	(11,458)	587,125	546,975	(13,679)	566,500
September 2029 Notes	492,523	(10,769)	510,000	—	—	—
March 2030 Notes	941,037	(20,518)	985,000	—	—	—
March 2031 Notes	718,384	(19,599)	763,125	—	—	—
Total Debt	$12,681,822	$(178,732)	$12,931,378	$7,827,973	$(101,242)	$7,847,577
__________________
(1)Inclusive of change in fair market value of effective hedge.
(2)Includes unrealized gain (loss) on translation of borrowings denominated in foreign currencies.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
The below table presents fair value measurements of the Company’s debt obligations as of the following periods if debt was measured at fair value:

($ in thousands)	December 31, 2024	December 31, 2023
Level 1	$—	$—
Level 2	5,790,582	3,143,125
Level 3	7,140,796	4,704,452
Total Debt	$12,931,378	$7,847,577
Financial Instruments Not Carried at Fair Value
As of December 31, 2024 and December 31, 2023, the carrying amounts of the Company’s other assets and liabilities approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the hierarchy.
Note 7. Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Company may enter into commitments to fund investments in the form of revolving credit, delayed draw, or equity commitments, which require the Company to provide funding when requested by portfolio companies in accordance with underlying loan agreements. The Company had the following outstanding commitments as of the following periods:

	As of December 31,
($ in thousands)	2024	2023
Total unfunded revolving loan commitments	$1,383,540	$595,872
Total unfunded delayed draw loan commitments	1,716,991	790,322
Total unfunded revolving and delayed draw loan commitments	$3,100,531	$1,386,194

Total unfunded equity commitments	$92,214	$8,753

Total unfunded commitments	$3,192,745	$1,394,947
As of December 31, 2024, the Company believed it had adequate financial resources to satisfy the unfunded portfolio company commitments.
Organizational and Offering Costs
The Adviser has incurred organization and offering costs on behalf of the Company in the amount of $3.2 million for the period from April 22, 2020 (Inception) to December 31, 2024, of which $3.2 million has been charged to the Company pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement and Administration Agreement, the Adviser is entitled to receive up to 1.5% of gross offering proceeds raised in the Company’s continuous public offering until all organization and offering costs paid by the Adviser have been recovered. The Adviser is responsible for the payment of the Company’s organization and offering expenses to the extent that these expenses exceed 1.5% of the aggregate gross offering proceeds, without recourse against or reimbursement by the Company.
Other Commitments and Contingencies
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2024, management was not aware of any pending or threatened litigation.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Note 8. Net Assets
Authorized Capital and Share Class Description
In connection with its formation, the Company has the authority to issue the following shares:

Classification	Number of Shares (in thousands)	Par Value
Class S Shares	1,500,000	$0.01
Class D Shares	1,000,000	$0.01
Class I Shares	2,000,000	$0.01
Total	4,500,000
The Company’s Class S shares are subject to upfront selling commissions of up to 3.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to the Company, the Company’s Class S shares are subject to annual ongoing services fees of 0.85% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class D shares are subject to upfront selling commissions of up to 1.50% of the offering price. Pursuant to a distribution plan adopted by the Company in compliance with Rules 12b-1 and 17d-3 under the 1940 act, as if those rules applied to the Company, the Company’s Class D shares are subject to annual ongoing services fees of 0.25% of the current net asset value of such shares, as determined in accordance with FINRA rules.
The Company’s Class I shares are not subject to upfront selling commissions. The Company’s Class I shares are not subject to annual ongoing servicing fees.
Share Issuances
On September 30, 2020, the Company issued 100 Class I common shares for $1,000 to the Adviser.
On November 12, 2020, the Company issued 700,000 Class I common shares for $7.0 million to an entity affiliated with the Adviser, and met the minimum offering requirement for the Company’s continuous public offering of $2.5 million.
On June 25, 2024, the Company filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland for the purpose of amending the Company’s Second Articles of Amendment and Restatement to increase the number of authorized shares of the Company’s common stock, $0.01 par value per share, and preferred stock, $0.01 par value per share, to 4,500,000,000 Shares, consisting of 1,500,000,000 Class S Shares, 1,000,000,000 Class D Shares, 2,000,000,000 Class I Shares, and no shares of preferred stock. The Articles of Amendment became immediately effective upon filing.
The following table summarizes transactions with respect to shares of the Company’s common stock during the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	For the Year Ended December 31, 2024
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	192,499,315	$1,850,506	13,982,522	$133,405	354,206,530	$3,383,193	560,688,367	$5,367,104
Shares/gross proceeds from the private placements	—	—	—	—	36,367,305	347,419	36,367,305	347,419
Share Transfers between classes(1)	(599,848)	(5,728)	(35,690,399)	(338,702)	36,251,348	344,430	(38,899)	—
Reinvestment of distributions	17,404,541	165,862	1,637,571	15,609	33,134,237	316,579	52,176,349	498,050
Repurchased shares	(19,484,858)	(185,739)	(4,297,064)	(40,928)	(43,131,003)	(412,317)	(66,912,925)	(638,984)
Total shares/gross proceeds	189,819,150	1,824,901	(24,367,370)	(230,616)	416,828,417	3,979,304	582,280,197	5,573,589
Sales load	—	(16,587)	—	(125)	—	—	—	(16,712)
Total shares/net proceeds	189,819,150	$1,808,314	(24,367,370)	$(230,741)	416,828,417	$3,979,304	582,280,197	$5,556,877
______________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Year Ended December 31, 2023
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	128,425,036	$1,204,984	27,584,220	$256,944	202,538,090	$1,886,382	358,547,346	$3,348,310
Shares/gross proceeds from the private placements	—	—	—	—	13,128,239	122,591	13,128,239	122,591
Share Transfers between classes(1)	(282,712)	(2,614)	—	—	281,797	2,614	(915)	—
Reinvestment of distributions	8,864,839	82,376	2,590,093	24,077	16,426,701	153,086	27,881,633	259,539
Repurchased shares	(8,113,011)	(75,799)	(3,642,417)	(34,058)	(29,560,722)	(277,409)	(41,316,150)	(387,266)
Total shares/gross proceeds	128,894,152	1,208,947	26,531,896	246,963	202,814,105	1,887,264	358,240,153	3,343,174
Sales load	—	(10,195)	—	(209)	—	—	—	(10,404)
Total shares/net proceeds	128,894,152	$1,198,752	26,531,896	$246,754	202,814,105	$1,887,264	358,240,153	$3,332,770
_______________
(1)In certain cases, and subject to Blue Owl Securities LLC’s (d/b/a Blue Owl Securities) (the “Dealer Manager”) approval, including in situations where a holder of Class S or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged into an equivalent net asset value amount of Class I shares.

	For the Year Ended December 31, 2022
	Class S		Class D		Class I		Total
($ in thousands, except share amounts)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares/gross proceeds from the continuous public offering	138,716,357	$1,281,798	29,988,942	$275,634	238,170,125	$2,182,504	406,875,424	$3,739,936
Shares/gross proceeds from the private placements	—	—	—	—	14,129,039	129,327	14,129,039	129,327
Reinvestment of distributions	3,532,070	32,022	1,200,084	10,905	6,299,574	57,235	11,031,728	100,162
Repurchased shares	(5,997,912)	(54,182)	(846,059)	(7,645)	(15,890,220)	(143,936)	(22,734,191)	(205,762)
Total shares/gross proceeds	136,250,515	1,259,638	30,342,967	278,895	242,708,518	2,225,130	409,302,000	3,763,664
Sales load	—	(11,111)	—	(481)	—	—	—	(11,592)
Total shares/net proceeds	136,250,515	$1,248,527	30,342,967	$278,413	242,708,518	$2,225,130	409,302,000	$3,752,071
In accordance with the Company’s share pricing policy, the Company will modify its public offering prices to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that it not sell

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
shares at a net offering price below the net asset value per share unless the Company obtains the requisite approval from its shareholders.
The changes to the Company’s offering price per share for the years ended December 31, 2024, 2023 and 2022 were as follows:

Class S
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2022	$9.33	$0.33	$9.66
February 1, 2022	$9.33	$0.33	$9.66
March 1, 2022	$9.27	$0.32	$9.59
April 1, 2022	$9.24	$0.32	$9.56
May 1, 2022	$9.23	$0.32	$9.55
June 1, 2022	$9.02	$0.32	$9.34
July 1, 2022	$8.84	$0.31	$9.15
August 1, 2022	$9.02	$0.32	$9.34
September 1, 2022	$9.09	$0.32	$9.41
October 1, 2022	$8.99	$0.31	$9.30
November 1, 2022	$9.00	$0.32	$9.32
December 1, 2022	$9.05	$0.32	$9.37
January 1, 2023	$9.06	$0.32	$9.38
February 1, 2023	$9.24	$0.32	$9.56
March 1, 2023	$9.23	$0.32	$9.55
April 1, 2023	$9.21	$0.32	$9.53
May 1, 2023	$9.21	$0.32	$9.53
June 1, 2023	$9.18	$0.32	$9.50
July 1, 2023	$9.28	$0.32	$9.60
August 1, 2023	$9.33	$0.33	$9.66
September 1, 2023	$9.37	$0.33	$9.70
October 1, 2023	$9.40	$0.33	$9.73
November 1, 2023	$9.36	$0.33	$9.69
December 1, 2023	$9.42	$0.33	$9.75
January 1, 2024	$9.48	$0.33	$9.81
February 1, 2024	$9.49	$0.33	$9.82
March 1, 2024	$9.49	$0.33	$9.82
April 1, 2024	$9.50	$0.33	$9.83
May 1, 2024	$9.51	$0.33	$9.84
June 1, 2024	$9.57	$0.33	$9.90
July 1, 2024	$9.53	$0.33	$9.86
August 1, 2024	$9.55	$0.33	$9.88
September 1, 2024	$9.56	$0.33	$9.89
October 1, 2024	$9.55	$0.33	$9.88
November 1, 2024	$9.55	$0.33	$9.88
December 1, 2024	$9.55	$0.33	$9.88

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

Class D
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2022	$9.34	$0.14	$9.48
February 1, 2022	$9.33	$0.14	$9.47
March 1, 2022	$9.27	$0.14	$9.41
April 1, 2022	$9.25	$0.14	$9.39
May 1, 2022	$9.24	$0.14	$9.38
June 1, 2022	$9.04	$0.14	$9.18
July 1, 2022	$8.86	$0.13	$8.99
August 1, 2022	$9.04	$0.14	$9.18
September 1, 2022	$9.09	$0.14	$9.23
October 1, 2022	$9.00	$0.14	$9.14
November 1, 2022	$9.01	$0.14	$9.15
December 1, 2022	$9.05	$0.14	$9.19
January 1, 2023	$9.07	$0.14	$9.21
February 1, 2023	$9.25	$0.14	$9.39
March 1, 2023	$9.24	$0.14	$9.38
April 1, 2023	$9.22	$0.14	$9.36
May 1, 2023	$9.22	$0.14	$9.36
June 1, 2023	$9.19	$0.14	$9.33
July 1, 2023	$9.29	$0.14	$9.43
August 1, 2023	$9.34	$0.14	$9.48
September 1, 2023	$9.38	$0.14	$9.52
October 1, 2023	$9.41	$0.14	$9.55
November 1, 2023	$9.37	$0.14	$9.51
December 1, 2023	$9.43	$0.14	$9.57
January 1, 2024	$9.49	$0.14	$9.63
February 1, 2024	$9.50	$0.14	$9.64
March 1, 2024	$9.50	$0.14	$9.64
April 1, 2024	$9.51	$0.14	$9.65
May 1, 2024	$9.52	$0.14	$9.66
June 1, 2024	$9.58	$0.14	$9.72
July 1, 2024	$9.55	$0.14	$9.69
August 1, 2024	$9.56	$0.14	$9.70
September 1, 2024	$9.57	$0.14	$9.71
October 1, 2024	$9.56	$0.14	$9.70
November 1, 2024	$9.56	$0.14	$9.70
December 1, 2024	$9.56	$0.14	$9.70

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

Class I
Effective Date	Net Offering Price (per share)	Maximum Upfront Sales Load (per share)	Maximum Offering Price (per share)
January 1, 2022	$9.34	$—	$9.34
February 1, 2022	$9.34	$—	$9.34
March 1, 2022	$9.28	$—	$9.28
April 1, 2022	$9.26	$—	$9.26
May 1, 2022	$9.25	$—	$9.25
June 1, 2022	$9.05	$—	$9.05
July 1, 2022	$8.88	$—	$8.88
August 1, 2022	$9.06	$—	$9.06
September 1, 2022	$9.11	$—	$9.11
October 1, 2022	$9.01	$—	$9.01
November 1, 2022	$9.02	$—	$9.02
December 1, 2022	$9.07	$—	$9.07
January 1, 2023	$9.08	$—	$9.08
February 1, 2023	$9.26	$—	$9.26
March 1, 2023	$9.26	$—	$9.26
April 1, 2023	$9.24	$—	$9.24
May 1, 2023	$9.24	$—	$9.24
June 1, 2023	$9.21	$—	$9.21
July 1, 2023	$9.31	$—	$9.31
August 1, 2023	$9.36	$—	$9.36
September 1, 2023	$9.39	$—	$9.39
October 1, 2023	$9.43	$—	$9.43
November 1, 2023	$9.38	$—	$9.38
December 1, 2023	$9.45	$—	$9.45
January 1, 2024	$9.50	$—	$9.50
February 1, 2024	$9.51	$—	$9.51
March 1, 2024	$9.52	$—	$9.52
April 1, 2024	$9.53	$—	$9.53
May 1, 2024	$9.53	$—	$9.53
June 1, 2024	$9.59	$—	$9.59
July 1, 2024	$9.56	$—	$9.56
August 1, 2024	$9.58	$—	$9.58
September 1, 2024	$9.58	$—	$9.58
October 1, 2024	$9.57	$—	$9.57
November 1, 2024	$9.58	$—	$9.58
December 1, 2024	$9.57	$—	$9.57
Distributions
The Board authorizes and declares monthly distribution amounts per share of common stock, payable monthly in arrears. The following table presents cash distributions per share that were recorded during the following periods:

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	For the Year Ended December 31, 2024
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 20, 2023	January 31, 2024	February 23, 2024	$0.07010	$21,517	$2,829	$42,089
February 21, 2024	February 29, 2024	March 22, 2024	0.07010	22,651	2,984	44,196
February 21, 2024	March 29, 2024	April 23, 2024	0.10280	35,655	4,144	67,452
February 21, 2024	April 30, 2024	May 22, 2024	0.07010	24,985	2,868	49,096
May 7, 2024	May 31, 2024	June 26, 2024	0.07010	26,216	3,105	51,937
May 7, 2024	June 28, 2024	July 24, 2024	0.10280	41,249	4,646	78,628
May 7, 2024	July 31, 2024	August 22, 2024	0.07010	28,185	3,184	56,502
August 6, 2024	August 31, 2024	September 25, 2024	0.07010	29,198	3,267	58,767
August 6, 2024	September 30, 2024	October 24, 2024	0.10280	45,420	4,903	88,490
August 6, 2024	October 31, 2024	November 26, 2024	0.07010	30,858	3,396	62,949
November 5, 2024	November 29, 2024	December 23, 2024	0.07010	31,996	3,458	65,239
November 5, 2024	December 31, 2024	January 27, 2025	0.10280	49,426	5,144	97,912
		Total	$0.97200	$387,356	$43,928	$763,257

(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.

	For the Year Ended December 31, 2023
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
December 5, 2022	January 31, 2023	February 24, 2023	$0.08765	$16,523	$4,296	$30,667
February 10, 2023	February 28, 2023	March 23, 2023	0.06765	12,882	3,372	24,319
February 10, 2023	March 31, 2023	April 26, 2023	0.06765	13,027	3,550	24,938
February 10, 2023	April 30, 2023	May 22, 2023	0.08765	18,233	4,956	33,691
May 9, 2023	May 31, 2023	June 26, 2023	0.06765	14,183	3,884	27,515
May 9, 2023	June 30, 2023	July 26, 2023	0.06765	14,804	3,894	28,323
May 9, 2023	July 31, 2023	August 22, 2023	0.08765	20,574	5,252	38,233
August 21, 2023	August 31, 2023	September 26, 2023	0.07010	16,878	4,262	31,886
August 21, 2023	September 30, 2023	October 26, 2023	0.07010	17,637	4,358	33,085
August 21, 2023	October 31, 2023	November 24, 2023	0.10280	28,071	6,689	50,825
November 20, 2023	November 30, 2023	December 22, 2023	0.07010	19,595	5,010	36,503
November 20, 2023	December 29, 2023	January 25, 2024	0.10280	31,265	7,602	55,062
		Total	$0.94945	$223,672	$57,125	$415,047
______________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	For the Year Ended December 31, 2022
Declaration Date	Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount(2)
($ in thousands, except per share amounts)				Class S	Class D	Class I
November 2, 2021	January 31, 2022	February 23, 2022	$0.05580	$3,798	$1,094	$6,347
November 2, 2021	February 28, 2022	March 24, 2022	0.05580	4,593	1,367	7,312
November 2, 2021	March 31, 2022	April 25, 2022	0.05580	5,334	1,673	8,860
February 23, 2022	April 30, 2022	May 24, 2022	0.05580	6,147	1,767	10,893
February 23, 2022	May 31, 2022	June 23, 2022	0.05580	6,896	2,003	12,307
February 23, 2022	June 30, 2022	July 26, 2022	0.05580	7,613	2,110	13,541
May 3, 2022	July 31, 2022	August 24, 2022	0.06038	8,877	2,445	15,923
May 3, 2022	August 31, 2022	September 26, 2022	0.06038	9,247	2,505	16,982
May 3, 2022	September 30, 2022	October 26, 2022	0.06643	10,779	2,902	19,803
October 23, 2022	October 31, 2022	November 28, 2022	0.06643	11,169	3,007	20,728
November 22, 2022	November 30, 2022	December 23, 2022	0.06643	11,567	3,113	21,596
December 5, 2022	December 31, 2022	January 26, 2023	0.06643	11,774	3,153	22,109
		Total	$0.72128	$97,794	$27,139	$176,401
______________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Distribution amounts are net of shareholder servicing fees.
The Company has adopted a distribution reinvestment plan which was amended and restated on May 6, 2024. The amended and restated distribution reinvestment plan provides for the reinvestment of cash distributions on behalf of shareholders who have enrolled in the distribution reinvestment plan. As a result, if the Board authorizes and declares a cash distribution, then the shareholders who have enrolled in the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. The Company expects to use newly issued shares to implement the distribution reinvestment plan. The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment. In no event, however, will funds be advanced or borrowed for the purpose of distributions, if the amount of such distributions would exceed the Company’s accrued and received revenues for the previous four quarters, less paid and accrued operating expenses with respect to such revenues and costs. Prior to the termination of the Expense Support Agreement on March 7, 2023, a portion of the Company’s distributions resulted from expense support from the Adviser. The purpose of this arrangement was to avoid distributions being characterized as a return of capital for U.S. federal income tax purposes. Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables reflect the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the following periods:

	For the Year Ended December 31, 2024
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.97200	$1,194,541	100.0%
Total	$0.97200	$1,194,541	100.0%
______________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

	For the Year Ended December 31, 2023
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.94945	$695,844	100.0%
Total	$0.94945	$695,844	100.0%
_______________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.

	For the Year Ended December 31, 2022
Source of Distribution(2)	Per Share(1)	Amount	Percentage
($ in thousands, except per share amounts)
Net investment income	$0.72128	$301,334	100.0%
Total	$0.72128	$301,334	100.0%
__________________
(1)Distributions per share are gross of shareholder servicing fees.
(2)Data in this table is presented on a consolidated basis. Refer to Note 11 “Financial Highlights” for amounts by share class.
Share Repurchases
The Board has complete discretion to determine whether the Company will engage in any share repurchase, and if so, the terms of such repurchase. At the discretion of the Board, the Company may use cash on hand, cash available from borrowings, and cash from the sale of its investments as of the end of the applicable period to repurchase shares. The Company has commenced a share repurchase program pursuant to which the Company intends to conduct quarterly repurchase offers to allow its shareholders to tender their shares at a price equal to the net offering price per share for the applicable class of shares on each date of repurchase. All shares purchased by the Company pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued shares. The Company intends to limit the number of shares to be repurchased in each quarter to no more than 5.00% of its’ outstanding shares of common stock. Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company intends to continue to conduct quarterly tender offers as described above, the Company is not required to do so and may suspend or terminate the share repurchase program at any time.

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
February 25, 2022	S	March 31, 2022	$6,001	$9.24	649,420
February 25, 2022	D	March 31, 2022	$304	$9.25	32,853
February 25, 2022	I	March 31, 2022	$16,978	$9.26	1,833,520
May 25, 2022	S	June 30, 2022	$8,365	$8.84	946,284
May 25, 2022	D	June 30, 2022	$1,110	$8.86	125,276
May 25, 2022	I	June 30, 2022	$18,414	$8.88	2,073,617
August 25, 2022	S	September 30, 2022	$8,769	$8.99	975,399
August 25, 2022	D	September 30, 2022	$1,132	$9.00	125,759
August 25, 2022	I	September 30, 2022	$33,853	$9.01	3,757,292
November 28, 2022	S	December 31, 2022	$31,047	$9.06	3,426,809
November 28, 2022	D	December 31, 2022	$5,098	$9.07	562,171
November 28, 2022	I	December 31, 2022	$74,691	$9.08	8,225,791
February 28, 2023	S	March 31, 2023	$21,643	$9.21	2,349,994
February 28, 2023	D	March 31, 2023	$3,453	$9.22	374,566
February 28, 2023	I	March 31, 2023	$68,023	$9.24	7,361,842

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued

Offer Date	Class	Tender Offer Expiration	Tender Offer	Purchase Price per Share	Shares Repurchased
May 31, 2023	S	June 30, 2023	$16,367	$9.28	1,763,641
May 31, 2023	D	June 30, 2023	$13,809	$9.29	1,486,423
May 31, 2023	I	June 30, 2023	$46,072	$9.31	4,948,651
August 24, 2023	S	September 30, 2023	$14,790	$9.40	1,573,405
August 24, 2023	D	September 30, 2023	$12,978	$9.41	1,379,185
August 24, 2023	I	September 30, 2023	$76,140	$9.43	8,074,185
November 27, 2023	S	December 31, 2023	$22,998	$9.48	2,425,971
November 27, 2023	D	December 31, 2023	$3,817	$9.49	402,243
November 27, 2023	I	December 31, 2023	$87,172	$9.50	9,176,044
February 27, 2024	S	March 31, 2024	$33,826	$9.50	3,560,660
February 27, 2024	D	March 31, 2024	$26,354	$9.51	2,771,164
February 27, 2024	I	March 31, 2024	$81,994	$9.53	8,603,765
May 24, 2024	S	June 28, 2024	$50,529	$9.53	5,302,035
May 24, 2024	D	June 28, 2024	$3,558	$9.55	372,544
May 24, 2024	I	June 28, 2024	$97,737	$9.56	10,223,527
August 30, 2024	S	September 30, 2024	$46,534	$9.55	4,872,698
August 30, 2024	D	September 30, 2024	$2,153	$9.56	225,274
August 30, 2024	I	September 30, 2024	$102,943	$9.57	10,756,911
November 26, 2024	S	December 31, 2024	$54,850	$9.54	5,749,465
November 26, 2024	D	December 31, 2024	$8,863	$9.55	928,082
November 26, 2024	I	December 31, 2024	$129,643	$9.57	13,546,800
Note 9. Earnings Per Share
The following tables set forth the computation of basic and diluted earnings per common share for the following periods:

	For the Years Ended December 31,
	2024			2023			2022
($ in thousands, except per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock
Increase (decrease) in net assets resulting from operations	$411,996	$46,909	$807,815	$328,005	$82,555	$595,307	$67,729	$18,672	$131,888
Weighted average shares of common stock outstanding—basic and diluted	433,490,775	46,533,231	783,503,315	254,397,127	61,369,530	435,000,023	149,191,401	38,303,974	239,914,771
Earnings (loss) per common share—basic and diluted	$0.95	$1.01	$1.03	$1.29	$1.35	$1.37	$0.45	$0.49	$0.55
Note 10. Income Taxes
Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, or total distributable earnings (losses), as appropriate.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
The following reconciles the increase in net assets resulting from operations for the fiscal years ended December 31, 2024, 2023 and 2022 to undistributed taxable income for the following periods:

	Three Months Ended December 31,
($ in thousands)	2024(1)	2023	2022
Increase (decrease) in net assets resulting from operations	$1,266,720	$1,005,867	$218,289
Adjustments:
Net unrealized (gain) loss on investments	69,591	(196,202)	116,185
Deferred organization costs	(29)	(29)	(29)
Net operating losses	—	—	—
Other book-tax differences	42,278	(57,883)	(22,612)
Taxable Income	$1,378,560	$751,753	$311,833
_______________
(1)Tax information for the fiscal year ended December 31, 2024 is estimated and is not considered final until the Company files its tax return.
For the year ended December 31, 2024
Total distributions declared during the year ended December 31, 2024 of $1.19 billion were derived from ordinary income of $1.19 billion, determined on a tax basis. For the calendar year ended December 31, 2024 the Company had $206.2 million of undistributed ordinary income, $45.0 million of undistributed net long-term gains, as well as $71.4 million of net unrealized gain on investments and $(7.4) million of other temporary differences. For the year ended December 31, 2024, 91.1% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.
During the year ended December 31, 2024, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences of $8.9 million were principally related to U.S. federal income tax, including excise taxes.
As of December 31, 2024, the net estimated unrealized gain for U.S. federal income tax purposes was $52.6 million based on a tax cost basis of $26.30 billion. As of December 31, 2024, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $182.9 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $235.5 million.
For the year ended December 31, 2023
Total distributions declared during the year ended December 31, 2023 of $695.8 million were derived from ordinary income of $695.1 million and long term capital gain of $0.7 million, determined on a tax basis. For the calendar year ended December 31, 2023 the Company had $69.9 million of undistributed ordinary income, $1.9 million of long-term capital loss carryforward, $171.6 million of net unrealized gains on investments and $(5.6) million of other temporary differences. For the year ended December 31, 2023, 91.9% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.
During the year ended December 31, 2023, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences of $2.2 million were principally related to U.S. federal income tax, including excise taxes.
As of December 31, 2023, the net estimated unrealized gain for U.S. federal income tax purposes was $155.0 million based on a tax cost basis of $16.50 billion. As of December 31, 2023, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $24.1 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $179.1 million.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
For the year ended December 31, 2022
Total distributions declared during the year ended December 31, 2022 of $301.3 million were derived from ordinary income, determined on a tax basis. For the calendar year ended December 31, 2022 the Company had $10.5 million of undistributed ordinary income, $0.7 million of undistributed capital gains, as well as $89.6 million of net unrealized losses on investments and $0.1 million of other temporary differences. For the year ended December 31, 2022, 89.7% of distributed ordinary income qualified as interest related dividend which is exempt from U.S. withholding tax applicable to non-U.S. shareholders.
During the year ended December 31, 2022, the Company increased the total distributable earnings (losses) and decreased additional paid in capital. These permanent differences of $104 thousand were principally related to U.S. federal income tax, including excise taxes.
As of December 31, 2022, the net estimated unrealized loss for U.S. federal income tax purposes was $109.1 million based on a tax cost basis of $10.80 billion. As of December 31, 2022, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $158.9 million and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $49.8 million.
Taxable Subsidiaries
Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. For the year ended December 31, 2024, the Company recorded a net tax benefit of approximately $3 thousand for taxable subsidiaries. For the year ended December 31, 2023, the Company recorded a net tax benefit of approximately $5 thousand for taxable subsidiaries. The Company did not record a net tax benefit for taxable subsidiaries as of December 31, 2022.
The Company recorded a net deferred tax asset of $915 thousand as of December 31, 2024 and net deferred tax liability of $2 thousand as of December 31, 2023 for taxable subsidiaries, which is significantly related to GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests. The Company did not record a net deferred tax asset (liability) for taxable subsidiaries as of December 31, 2022.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Note 11. Financial Highlights
The following are the financial highlights for a common share outstanding during the following periods:

	For the Years Ended December 31,
	2024			2023			2022			2021			2020(8)
($ in thousands, except share and per share amounts)	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock	Class D common stock	Class I common stock	Class S common stock(7)	Class D common stock(7)	Class I common stock(7)	Class S common stock(7)	Class D common stock(7)	Class I common stock
Per share data:
Net asset value, at beginning of period	$9.48	$9.49	$9.50	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$9.26	$9.26	$9.44	$—	$—	$10.00
Results of operations:
Net investment income (loss)(1)	1.02	1.08	1.10	1.04	1.10	1.12	0.76	0.81	0.84	0.59	0.64	0.63	—	—	(0.71)
Net realized and unrealized gain (loss)(2)	(0.07)	(0.07)	(0.07)	0.25	0.25	0.25	(0.31)	(0.35)	(0.38)	(0.06)	(0.06)	(0.22)	—	—	0.15
Net increase (decrease) in net assets resulting from operations	$0.95	$1.01	$1.03	$1.29	$1.35	$1.37	$0.45	$0.46	$0.46	$0.53	$0.58	$0.41	$—	$—	$(0.56)
Shareholder distributions:
Distributions from net investment income(3)	(0.89)	(0.95)	(0.96)	(0.87)	(0.93)	(0.95)	(0.72)	(0.72)	(0.72)	(0.46)	(0.51)	(0.51)	—	—	—
Net decrease in net assets from shareholders’ distributions	$(0.89)	$(0.95)	$(0.96)	$(0.87)	$(0.93)	$(0.95)	$(0.72)	$(0.72)	$(0.72)	$(0.46)	$(0.51)	$(0.51)	$—	$—	$—
Total increase (decrease) in net assets	0.06	0.06	0.07	0.42	0.42	0.42	(0.27)	(0.26)	(0.26)	0.07	0.07	(0.10)	—	—	(0.56)
Net asset value, at end of period	$9.54	$9.55	$9.57	$9.48	$9.49	$9.50	$9.06	$9.07	$9.08	$9.33	$9.33	$9.34	$—	$—	$9.44

Total return(4)	10.4%	11.1%	11.5%	12.6%	13.3%	13.5%	4.2%	4.9%	5.2%	5.1%	6.1%	4.3%	—%	—%	(5.6)%

Ratios
Ratio of net expenses to average net assets(5)(6)	10.9%	10.3%	10.0%	11.1%	10.6%	10.3%	9.8%	8.7%	8.4%	7.0%	7.2%	6.6%	—%	—%	6.5%
Ratio of net investment income to average net assets(6)	11.0%	11.6%	11.9%	11.3%	12.0%	12.3%	9.0%	9.4%	9.9%	6.1%	6.8%	6.6%	—%	—%	(5.9)%
Portfolio turnover rate	60.6%	60.6%	60.6%	9.4%	9.4%	9.4%	11.3%	11.3%	11.3%	35.8%	35.8%	35.8%	—%	—%	3.7%

Supplemental Data
Weighted-average shares outstanding	433,490,775	46,533,231	783,503,315	254,397,127	61,369,530	435,000,023	149,191,401	38,303,974	239,914,771	14,469,872	6,090,894	30,150,794	—	—	1,030,869
Shares outstanding, end of period	515,664,737	51,059,824	952,454,240	325,845,587	75,427,194	535,625,823	196,951,435	48,895,298	332,811,718	60,700,920	18,552,331	90,103,200	—	—	1,300,100
Net assets, end of period	$4,920,527	$487,805	$9,113,270	$3,087,573	$715,565	$5,089,408	$1,784,126	$443,244	$3,022,383	$566,395	$173,161	$841,172	$—	$—	$12,273
_________________
(1)The per share data was derived using the weighted average shares outstanding during the period.
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized. An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S and Class D common stock, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I common stock is not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time).

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the year ended December 31, 2024, the total operating expenses to average net assets were 10.9%, 10.3% and 10.0%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2023, the total operating expenses to average net assets were 11.1%, 10.6% and 10.3%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2022, the total operating expenses to average net assets were 9.8%, 8.7% and 8.4%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. For the year ended December 31, 2021, the total operating expenses to average net assets were 6.6%, 7.0% and 6.9%, for Class S, Class D, and Class I common stock, respectively, prior to management fee waivers, expense support provided by the Adviser, and expense recoupment paid to the Adviser, if any. From November 10, 2020 (commencement of operations) through December 31, 2020, the total operating expenses to average net assets were 6.6% prior to management fee waivers. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses and offering expenses.
(7)Class S common stock shares were first issued on April 1, 2021. Class D common stock shares were first issued on March 1, 2021.
(8)The Company commenced operations on November 10, 2020. There were no Class S or Class D shares of common stock outstanding as of December 31, 2020.

Blue Owl Credit Income Corp.
Notes to Consolidated Financial Statements - Continued
Note 12. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of issuance. There are no subsequent events to disclose except for the following:
Equity Raise
As of March 4, 2025, the Company issued 554,601,259 shares of Class S common stock, 94,270,983 shares of Class D common stock, and 1,022,701,460 shares of Class I common stock and have raised total gross proceeds of $5.24 billion, $0.88 billion, and $9.60 billion, respectively, including seed capital of $1,000 contributed by our Adviser in September 2020 and approximately $25.0 million in gross proceeds raised from an entity affiliated with the Adviser. In addition, the Company expects to receive $0.80 billion in gross subscription payments which the Company accepted on March 3, 2025 and which is pending the Company’s determination of the net asset value per share applicable to such purchase.
Dividend
On February 18, 2025, the Company’s Board declared a distribution of (i) $0.070100 per share, payable on or before March 31, 2025 to shareholders of record as of February 28, 2025, (ii) $0.070100 per share, payable on or before April 30, 2025 to shareholders of record as of March 31, 2025, and (iii) $0.070100 per share, payable on or before May 31, 2025 to shareholders of record as of April 30, 2025 and (iv) a special distribution of $0.032700 per share, payable on or before April 30, 2025 to shareholders of record as of March 31, 2025.
September 2029 Notes
On January 22, 2025, the Company issued an additional $400.0 million aggregate principal amount of its 6.600% September 2029 Notes in a private placement in reliance on Section 4(a)(2) of the Securities Act, and for initial resale to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. The September 2029 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration. In connection with the additional issuance of September 2029 Notes, the Company entered into a bilateral interest rate swap. The notional amount of the interest rate swaps is $400.0 million. The Company will receive fixed rate interest at 6.600% and pay variable rate interest based on SOFR plus 2.457%.
Core Income Funding IV Amendment
On February 28, 2025, Core Income Funding IV entered into Amendment No. 1 to SPV Asset Facility IV in order to, among other things, (i) change the range of applicable margin from a range of 1.70% to 2.30% to a range of 1.40% to 2.05%, depending on the composition of the collateral, (ii) extend the commitment period from March 16, 2025 to March 16, 2027, (iii) extend the maturity date from March 16, 2033 to March 16, 2035 and (iv) replace Alter Domus as document custodian with State Street.

BLUE OWL CREDIT INCOME CORP.
$               % Notes due 20

PRELIMINARY PROSPECTUS

PART C
Item 25.    Financial Statements and Exhibits
(1)Financial Statements
The following financial statements of Blue Owl Credit Income Corp. are included in Part A of this registration statement.
FINANCIAL STATEMENTS:
INTERIM FINANCIAL STATEMENTS
AUDITED FINANCIAL STATEMENTS

Exhibits
(a)(1)	Articles of Incorporation of the Registrant (incorporated by reference to Exhibit (a)(1) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).
(a)(2)
Articles of Amendment and Restatement, dated February 23, 2021, as amended June 22, 2023 (incorporated by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 10, 2023).

(a)(3)	Articles of Amendment, dated June 24, 2024 (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed on June 26, 2024).
(b)(1)	Third Amended and Restated Bylaws, dated November 6, 2023 (incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q, filed on November 9, 2023).
(d)(1)	Subscription Agreement (incorporated by reference to Appendix A to the Company’s Registration Statement on Form N-2, filed on December 13, 2023).
(d)(2)
Indenture, dated as of September 23, 2021, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(3)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit d(3) to the Company’s Registration Statement on Form N-2, filed on June 26, 2024).

(d)(4)
First Supplemental Indenture, dated as of September 23, 2021, relating to the 3.125% notes due 2026, by and between Owl Rock Core Income Corp. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(5)	Form of 3.125% notes due 2026 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).
(d)(6)
Form of 3.125% notes due 2026 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(7)
Registration Rights Agreement, dated as of September 23, 2021, by and among Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on September 24, 2021).

(d)(8)
Second Supplemental Indenture, dated as of February 8, 2022, relating to the 4.70% notes due 2027, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(d)(9)	Form of 4.70% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).
(d)(10)
Form of 4.70% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on February 8, 2022).

(d)(11)
Third Supplemental Indenture, dated as of March 29, 2022, relating to the 5.500% notes due 2025, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(d)(12)	Form of 5.500% notes due 2025 sold in reliance on Rule 144A of the Securities Act (incorporated by Reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed March 29, 2022).
(d)(13)
Form of 5.500% notes due 2025 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by Reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed March 29, 2022).

(d)(14)
Fourth Supplemental Indenture, dated as of September 16, 2022, relating to the 7.750% notes due 2027, by and between Owl Rock Core Income Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by Reference to exhibit 4.2 to the Company’s Current Report on Form 8-K filed September 19, 2022).

(d)(15)	Form of 7.750% notes due 2027 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on September 19, 2022).
(d)(16)
Form of 7.750% notes due 2027 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K, filed on September 19, 2022).

(d)(17)
Fifth Supplemental Indenture, dated as of June 13, 2023, relating to the 7.950% notes due 2028, by and between Owl Rock Core Income Corp. and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as truste (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).

(d)(18)
Agreement of Removal, Appointment and Acceptance, dated November 30, 2022, by and among Owl Rock Core Income Corp., Computershare Trust Company, N.A. and Truist Bank (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on November 30, 2022).

(d)(19)	Form of 7.950% notes due 2028 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).
(d)(20)
Form of 7.950% notes due 2028 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).

(d)(21)
Registration Rights Agreement, dated as of June 13, 2023, by and among RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on June 14, 2023).

(d)(22)
Registration Rights Agreement, dated as of July 21, 2023, by and among SMBC Nikko Securities America, Inc., RBC Capital Markets, LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on July 21, 2023).

(d)(23)
Sixth Supplemental Indenture, dated as of December 4, 2023, relating to the 7.750% notes due 2029, by and between the Company and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).

(d)(24)	Form of 7.750% notes due 2029 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).
(d)(25)
Form of 7.750% notes due 2029 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).

(d)(26)
Registration Rights Agreement, dated as of December 4, 2023, by and among the Company and SMBC Nikko Securities America, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and MUFG Securities Americas Inc., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on December 4, 2023).

(d)(27)
Seventh Supplemental Indenture, dated as of February 1, 2024, relating to the 6.650% notes due 2031, by and between Blue Owl Credit Income Corp. and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(d)(28)	Form of 6.650% Notes due 2031 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).
(d)(29)
Form of 6.650% Notes due 2031 sold in reliance on Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(d)(30)
Registration Rights Agreement, dated as of February 1, 2024, by and among Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc. and Truist Securities, Inc., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(d)(31)
Eighth Supplemental Indenture, dated as of May 21, 2024, relating to the 6.600% notes due 2029, by and between the Company and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).

(d)(32)	Form of 6.600% notes due 2029 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).
(d)(33)	Form of 6.600% notes due 2029 sold in reliance on Regulation S of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).
(d)(34)
Registration Rights Agreement, dated as of May 21, 2024, by and among the Company and SMBC Nikko Securities America, Inc., ING Financial Markets LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on May 21, 2024).

(d)(35)
Ninth Supplemental Indenture, dated as of September 13, 2024, relating to the 5.800% notes due 2030, by and between the Company and Truist Bank, as successor to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on September 13, 2024).

(d)(36)
Registration Rights Agreement, dated as of September 13, 2024, by and among the Company and Wells Fargo Securities, LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on September 13, 2024).

(d)(37)
Registration Rights Agreement, dated as of January 22, 2025, by and among the Company and SMBC Nikko Securities America, Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., as representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, filed on January 22, 2025).

(d)(38)	Form of 5.900% notes due 2028 sold in reliance on Rule 144A of the Securities Act (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on May 23, 2025).

(d)(39)	Form of 5.900% notes due 2028 sold in reliance on Regulation S of the Securities Act (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on May 23, 2025).
(d)(40)
Registration Rights Agreement, dated as of May 23, 2025, by and among the Company and SMBC Nikko Securities America, Inc., as representative of the Initial Purchasers (incorporated by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K, field on May 23, 2025).

(e)	Amended and Restated Distribution Reinvestment Plan effective as of May 6, 2024 (incorporated by reference to Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q, filed on May 9, 2024).
(g)(1)	Amended and Restated Investment Advisory Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated May 19, 2021).
(h)(1)	Dealer Manager Agreement (incorporated by reference to Exhibit (h)(1) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).
(h)(2)	Amendment No. 1 to the Dealer Manager Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on February 23, 2021).
(h)(3)
Form of Participating Broker-Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement)(incorporated by reference to Exhibit (h)(2) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(h)(4)	Shareholder Services Plan (incorporated by reference to Exhibit (h)(3) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).
(j)	Custodian Agreement (incorporated by reference to Exhibit (j) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).
(k)(1)	Amended and Restated Administration Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated May 19, 2021).
(k)(2)	License Agreement (incorporated by reference to Exhibit (k)(2) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).
(k)(3)	Form of Escrow Agreement (incorporated by reference to Exhibit (k)(3) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).
(k)(4)
Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser (incorporated by reference to Exhibit (k)(4) to the Company’s Registration Statement on Form N-2, filed on October 16, 2020).

(k)(5)	Amended and Restated Multi-Class Plan (incorporated by reference to Exhibit (k)(5) to Post-Effective Amendment No. 3 to the Company’s Registration Statement on Form N-2, filed on December 13, 2023).
(k)(6)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed February 23, 2021).
(k)(7)
Credit Agreement, dated as of September 16, 2021, among Core Income Funding I LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as document custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 20, 2021).

(k)(8)
Sale and Contribution Agreement, dated as of September 16, 2021, between Owl Rock Core Income Corp., as Seller and Core Income Funding I LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on September 20, 2021).

(k)(9)
Sale and Contribution Agreement, dated as of October 5, 2021, between Owl Rock Core Income Corp., as Seller and Core Income Funding II LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on October 7, 2021).

(k)(10)
Amendment No. 1 to Loan Financing and Servicing Agreement, dated as of October 27, 2021, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 29, 2021).

(k)(11)
Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of February 18, 2022, among Core Income Financing II LLC, as borrower, Deutsche Bank AG, New York Branch, as facility agent, Owl Rock Core Income Corp. as equityholder and as services provider and Deutsche Bank AG, New York Branch as an agent and as a committed lender (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on February 24, 2022).

(k)(12)
Credit Agreement, dated as of March 16, 2022, among Core Income Funding IV LLC, as Borrower, the Lenders from time to time parties thereto, Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and Alter Domus (US) LLC as Document Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on March 21, 2022).

(k)(13)
Sale and Contribution Agreement, dated as of March 16, 2022, between Owl Rock Core Income Corp., as Seller and Core Income Funding IV LLC, as Purchaser (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on March 21, 2022).

(k)(14)
Credit Agreement, dated as of March 24, 2022, among Core Income Funding III LLC, as Borrower, Owl Rock Capital Advisors LLC, as Servicer, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC as Collateral Custodian and Bank of America, N.A., as Sole Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(15)
Sale and Contribution Agreement, dated as of March 24, 2022, between Owl Rock Core Income Corp., as Seller and Core Income Funding III LLC, as Purchaser (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(16)
Amendment No. 4 to the Loan Financing and Servicing Agreement, dated as of April 11, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on April 13, 2022).

(k)(17)
Amendment No. 5 to the Loan Financing and Servicing Agreement, dated as of May 3, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on May 5, 2022).

(k)(18)
Joinder Agreement, dated as of July 11, 2022, by and among, Webster Bank, N.A., Core Income Funding II LLC and Deutsche Bank AG, New York Branch (the “Webster Joinder Agreement”) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 12, 2022).

(k)(19)
Form of Loan Financing and Servicing Agreement, dated as of October 5, 2021, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, each Lender from time to time party thereto, the Agents for each Lender Group from time to time parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian, and Deutsche Bank AG, New York Branch, as Facility Agent, as conformed through the Webster Joinder Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 12, 2022).

(k)(20)
Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 11, 2022, among Owl Rock Core Income Corp. as Borrower, the Lenders and Issuing Banks party thereto, and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q, filed on August 11, 2022).

(k)(21)
Amendment No. 6 to the Loan Financing and Servicing Agreement, dated as of August 1, 2022, among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on August 4, 2022).

(k)(22)
Indenture and Security Agreement, dated as of October 21, 2022 by and between Owl Rock CLO VIII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(k)(23)
Collateral Management Agreement, dated as of October 21, 2022, between Owl Rock CLO VIII, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(k)(24)
Loan Sale Agreement, dated as of October 21, 2022, between Owl Rock Core Income Corp., as Seller and Owl Rock CLO VIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(k)(25)
Loan Sale Agreement, dated as of October 21, 2022, between Core Income Funding I LLC, as Seller and Owl Rock CLO VIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(k)(26)
Class A-L1 Loan Agreement, dated as of October 21, 2022, among Owl Rock CLO VIII, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class A-L1 Lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on October 25, 2022).

(k)(27)
ORCIC Senior Loan Fund LLC Amended and Restated Limited Liability Company Agreement, dated November 2, 2022, by and between Owl Rock Core Income Corp. and State Teachers Retirement System of Ohio (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 3, 2022).

(k)(28)
Loan and Security Agreement, dated March 9, 2023, by and among Owl Rock Core Income Corp., as Servicer and Equityholder, Core Income Funding V LLC, as Borrower, Wells Fargo Bank, National Association, as administrative agent and each of the lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on March 10, 2023).

(k)(29)
Sale and Contribution Agreement, dated March 9, 2023, between Owl Rock Core Income Corp., as Seller and Cor e Income F undin g V LLC, as Purchaser (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on March 10, 2023).

(k)(30)
Indenture and Security Agreement, dated as of May 24, 2023 by and between Owl Rock CLO XI, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on May 26, 2023).

(k)(31)
Collateral Management Agreement, dated as of May 24, 2023, between Owl Rock CLO XI, LLC and Owl Rock Capital Advisors LLC (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on May 26, 2023).

(k)(32)
Loan Sale Agreement, dated as of May 24, 2023, between Owl Rock Core Income Corp., as Seller and Owl Rock CLO XI, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on May 26, 2023)

(k)(33)
Loan Sale Agreement, dated as of May 24, 2023, between Core Income Funding IV LLC, as Seller and Owl Rock CLO XI, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on May 26, 2023)

(k)(34)
Class A-1L Loan Agreement, dated as of May 24, 2023, among Owl Rock CLO XI, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class A-1L Lenders party thereto (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed on May 26, 2023).

(k)(35)
Amendment No. 2 to the Credit Agreement by and among Core Income Funding I LLC, as Borrower, the Lenders referred to therein, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as document custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 23, 2023).

(k)(36)	License Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on July 6, 2023).
(k)(37)
Indenture and Security Agreement, dated as of July 18, 2023 by and between Owl Rock CLO XII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(38)
Collateral Management Agreement, dated as of July 18, 2023, between Owl Rock CLO XII, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(39)
Loan Sale Agreement, dated as of July 18, 2023, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(40)
Loan Sale Agreement, dated as of July 18, 2023, between Core Income Funding III LLC, as Seller and Owl Rock CLO XII, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(41)
Class A-1L Credit Agreement, dated as of July 18, 2023, among Owl Rock CLO XII, LLC, as Borrower, State Street Bank and Trust Company, as Loan Agent, State Street Bank and Trust Company as Collateral Trustee and each of the Class A-1L Lenders party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on July 19, 2023).

(k)(42)
Credit Agreement, dated as of August 29, 2023, among Core Income Funding VI LLC, as Borrower, the Lenders referred to therein, The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 31, 2023).

(k)(43)
Sale and Contribution Agreement, dated as of August 29, 2023, between Blue Owl Credit Income Corp., as Seller, and Core Income Funding VI LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on August 31, 2023).

(k)(44)
First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 2, 2023, among Blue Owl Credit Income Corp. (f/k/a Owl Rock Core Income Corp.) as Borrower, the Lenders and Issuing Banks party thereto, and Sumitomo Mitsui Banking Corporation as Administrative Agent (incorporated by reference to Exhibit 10.54 to the Company’s Annual Report on Form 10-K, filed on March 7, 2024).

(k)(45)
First Amendment to Credit Agreement, dated as of November 21, 2023, among Core Income Funding III LLC, as Borrower, Blue Owl Credit Advisors LLC, as Servicers, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Alter Domus (US) LLC as Collateral Custodian and Bank of America, N.A., as Sole Lead Arranger and Sole Book Manager (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 27, 2023).

(k)(46)
Indenture and Security Agreement, dated as of January 30, 2024, by and between Owl Rock CLO XV, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(47)
Collateral Management Agreement, dated as of January 30, 2024, between Owl Rock CLO XV, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(48)
Loan Sale Agreement, dated as of January 30, 2024, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XV, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(49)
Loan Sale Agreement, dated as of January 30, 2024, between Core Income Funding I LLC, as Seller and Owl Rock CLO XV, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on February 1, 2024).

(k)(50)
Amendment No. 1 to the Credit Agreement, dated as of March 1, 2024, among Core Income Funding VI LLC, as Borrower, the Lenders party thereto, The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Alter Domus (US) LLC as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 6, 2024).

(k)(51)
Indenture, dated as of March 7, 2024, by and between Owl Rock CLO XVI, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(52)
Collateral Management Agreement, dated as of March 7, 2024, between Owl Rock CLO XVI, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(53)
Loan Sale Agreement, dated as of March 7, 2024, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XVI, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(54)
Loan Sale Agreement, dated as of March 7, 2024, between Core Income Funding II LLC, as Seller and Owl Rock CLO XVI, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(55)
Amendment No. 7 to the Loan Financing and Servicing Agreement, dated as of March 7, 2024, among Core Income Funding II LLC, as Borrower, Blue Owl Credit Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on March 11, 2024).

(k)(56)
Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2024, among Blue Owl Credit Income Corp., the Subsidiary Guarantors party thereto, Citibank, N.A., as a Lender, and Sumitomo Mitsui Banking Corporation, as Administrative Agent (incorporated by reference to Exhibit 10.12 to the Company’s Quarterly Report on Form 10-Q, filed on May 9, 2024).

(k)(57)
Credit and Security Agreement, dated as of May 21, 2024, among Core Income Funding VII LLC, as Borrower, Blue Owl Credit Income Corp., as Collateral Manager and Equityholder, the Lenders from time to time parties thereto, Citibank, N.A., as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent and Collateral Administrator (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 23, 2024).

(k)(58)
Sale and Contribution Agreement, dated as of May 21, 2024, between Blue Owl Credit Income Corp., as Seller, and Core Income Funding VII LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on May 23, 2024).

(k)(59)
Credit and Security Agreement, dated as of May 21, 2024, among Core Income Funding VII LLC, as Borrower, Blue Owl Credit Income Corp., as Collateral Manager and Equityholder, the Lenders from time to time parties thereto, Citibank, N.A., as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent and Collateral Administrator (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 23, 2024).

(k)(60)
Sale and Contribution Agreement, dated as of May 21, 2024, between Blue Owl Credit Income Corp., as Seller, and Core Income Funding VII LLC, as Purchaser (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on May 23, 2024.

(k)(61)
Indenture, dated as of July 12, 2024, by and between Owl Rock CLO XVIII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 17, 2024).

(k)(62)
Collateral Management Agreement, dated as of July 12, 2024, between Owl Rock CLO XVIII, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 17, 2024).

(k)(63)
Loan Sale Agreement, dated as of July 12, 2024, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XVIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on July 17, 2024).

(k)(64)
Loan Sale Agreement, dated as of July 12, 2024, between Core Income Funding IV LLC, as Seller and Owl Rock CLO XVIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on July 17, 2024).

(k)(65)
Class A-1L Loan Agreement, dated as of July 12, 2024, among Owl Rock CLO XVIII, LLC as Borrower, the Lenders party thereto and State Street Bank and Trust Company as Loan Agent and as Collateral Trustee (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on July 17, 2024).

(k)(66)
Indenture, dated as of July 18, 2024, by and between Owl Rock CLO XVII, LLC, as Issuer and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 23, 2024).

(k)(67)
Collateral Management Agreement, dated as of July 18, 2024, between Owl Rock CLO XVII, LLC and Blue Owl Credit Advisors LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on July 23, 2024).

(k)(68)
Loan Sale Agreement, dated as of July 18, 2024, between Blue Owl Credit Income Corp., as Seller and Owl Rock CLO XVII, LLC, as Purchaser (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on July 23, 2024).

(k)(69)
Loan Sale Agreement, dated as of July 18, 2024, between Core Income Funding I LLC, as Seller and Owl Rock CLO XVII, LLC, as Purchaser (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on July 23, 2024).

(k)(70)
Second Amendment to Credit Agreement, dated as of July 30, 2024, among Core Income Funding III LLC, as Borrower, Blue Owl Credit Advisors LLC, as Servicer, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, State Street Bank and Trust Company, as Successor Collateral Custodian, and Alter Domus (US) LLC as Resigning Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 1, 2024).

(k)(71)
Amendment No. 8 to the Loan Financing and Servicing Agreement, dated as of August 9, 2024, among Core Income Funding II, as Borrower, Blue Owl Credit Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other parties thereto, State Street Bank and Trust Company, as Collateral Agent and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 15, 2024).

(k)(72)
Amendment No. 2 to the Credit Agreement, dated as of November 12, 2024, among Core Income Funding VI LLC, as Borrower, the Lenders party thereto, The Bank of Nova Scotia, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Successor Document Custodian and Alter Domus (US) LLC, as Outgoing Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on November 15, 2024).

(k)(73)
Credit Agreement, dated as of December 17, 2024, among Core Income Funding VIII LLC, as Borrower, the Lenders party thereto, Natixis, New York Branch, as Facility Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 20, 2024).

(k)(74)
Sale and Contribution Agreement, dated as of December 17, 2024, between Blue Owl Credit Income Corp., as Seller and Core Income Funding VIII LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on December 20, 2024).

(k)(75)
Amendment No. 1 to Loan Documents, dated as of February 28, 2025, among Core Income Funding IV LLC, as Borrower, the Lenders party thereto, Sumitomo Mitsui Banking Corporation, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent and Successor Document Custodian and Alter Domus (US) LLC, as Resigning Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on March 3, 2025).

(k)(76)
Amendment No. 9 to the Loan Servicing Agreement, dated as of April 18, 2025, among Core Income Funding II LLC, as Borrower, Blue Owl Credit Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other parties thereto, State Street Bank and Trust Company, as Collateral Agent and Alter Domus (US) LLC, as Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 24, 2025).

(k)(77)
First Supplemental Indenture, dated as of April 24, 2025, by and between Owl Rock CLO VIII, LLC, as Issuer, and State Street Bank and Trust Company, as Collateral Trustee (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 29, 2025).

(k)(78)
Amended and Restated Loan Sale Agreement, dated as of April 24, 2025, by and between Blue Owl Credit Income Corp., as Seller, and Owl Rock CLO VIII, LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on April 29, 2025).

(k)(79)
Amended and Restated Collateral Management Agreement, dated as of April 24, 2025, by and between Owl Rock CLO VIII, LLC, as Issuer, and Blue Owl Credit Advisors LLC, as Collateral Manager (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on April 29, 2025).

(k)(80)
Third Amendment to Loan and Security Agreement, dated as of April 29, 2025, among Core Income Funding V LLC, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 2, 2025).

(k)(81)
Amendment No. 3 to the Credit Agreement, dated as of May 15, 2025, by and among Core Income Funding I LLC, as Borrower, the Lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian, and successor Document Custodian, and Alter Domus (US) LLC as outgoing Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 20, 2025).

(k)(82)
Amendment No. 1 to the Credit Agreement, dated as of May 15, 2025, by and among Core Income Funding VIII LLC, as Borrower, the Lenders from time to time parties thereto, Natixis, New York Branch, as Facility Agent and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian, and Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 20, 2025).

(k)(83)
Third Amendment to Credit Agreement, dated as of May 22, 2025, among Core Income Funding III LLC, as Borrower, Blue Owl Credit Advisors LLC, as Servicer, the Lenders from time to time parties thereto, Bank of America, N.A., as Administrative Agent, and State Street Bank and Trust Company, as Collateral Agent and Collateral Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on May 27, 2025).

(k)(84)
Amendment No. 4 to the Credit Agreement, dated as of July 10, 2025, among Core Income Funding I LLC, as Borrower, the Lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 14, 2025).

(k)(85)
Amendment No. 5 to the Credit Agreement, dated as of July 24, 2025, among Core Income Funding I LLC, as Borrower, the Lenders from time to time parties thereto, Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator and Custodian and as Document Custodian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 28, 2025).

(k)(86)
Credit Agreement, dated as of August 12, 2025, among Core Income Funding IX LLC, as Borrower, BNP Paribas, as Administrative Agent, State Street Bank and Trust Company, as Collateral Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on August 18, 2025).

(k)(87)
Sale and Contribution Agreement, dated as of August 12, 2025, between Blue Owl Credit Income Corp., as Seller and Core Income Funding IX LLC, as Purchaser (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on August 18, 2025).

(l)	Opinion of Eversheds Sutherland (US) LLP**
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(n)(2)	Report of Independent Registered Accounting Firm on Supplemental Information*
(n)(3)	Power of Attorney*
(o)(1)
Supplemental Financial Information of OCIC SLF LLC (unaudited) as of and for the period ended June 30, 2025 (incorporated by reference to Exhibit 99.1 to the Company’s Quarterly Report on Form 10-Q, filed on August 7, 2025).

(o)(2)
Supplemental Financial Information of OCIC SLF LLC (unaudited) as of the year ended December 31, 2024 and 2023 and for the three years ended December 31, 2024 (incorporated by reference to Exhibit 99.2 to the Company’s Annual Report on Form 10-K, filed on March 4, 2025).

(o)(3)
Supplemental Financial Information of Blue Owl Credit SLF LLC (unaudited) as of and for the period ended June 30, 2025 (incorporated by reference to Exhibit 99.2 to the Company’s Quarterly Report on Form 10-Q, filed on August 7, 2025).

(o)(4)
Supplemental Financial Information of Blue Owl Credit SLF LLC (unaudited) as of and for the period from May 6, 2024 (Date of Inception) to December 31, 2024 (incorporated by reference to Exhibit 99.3 to the Company’s Annual Report on Form 10-K, filed on March 4, 2025).

(r)	Code of Ethics (incorporated by reference to Exhibit 14.1 to the Company’s Annual Report on Form 10-K, filed March 7, 2024).
(s)	Filing Fees Table*
101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
(104)	Cover Page Interactive Data (embedded within the Inline XBRL document).
__________________
*Filed herewith.
**To be filed by amendment.
Item 26.    Marketing Arrangements
The information contained under the heading “Underwriting” in this registration statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee	**
Legal*	**
Printing*	**
Accounting*	**
Advertising and Sales*	**
Trustee fees and expenses*	**
Miscellaneous fees and expenses*	**
Total	$
__________________
*Amounts are estimates
**To be included by amendment.

Item 28.    Persons Controlled By or Under Common Control
The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

ORCIC AH LLC (Delaware)	100%
ORCIC BC 2 LLC (Delaware)	100%
ORCIC BC 3 LLC (Delaware)	100%
ORCIC BC 4 LLC (Delaware)	100%
ORCIC BC 5 LLC (Delaware)	100%
ORCIC BC 6 LLC (Delaware)	100%
ORCIC BC 7 LLC (Delaware)	100%
ORCIC BC 8 LLC (Delaware)	100%
ORCIC AAM RH LLC (Delaware)	100%
ORCIC AAM LLC (Delaware)	100%
ORCIC BC 13 LLC (Delaware)	100%
ORCIC BC 14 LLC (Delaware)	100%
ORCIC BC 15 LLC (Delaware)	100%
ORCIC BC 16 LLC (Delaware)	100%
ORCIC BC 17 LLC (Delaware)	100%
ORCIC BC 18 LLC (Delaware)	100%
ORCIC FSI LLC (Delaware)	100%
OR Lending IC LLC (Delaware)	100%
ORCIC PCF LLC (Delaware)	100%
Core Income Funding I LLC (Delaware)	100%
Core Income Funding II LLC (Delaware)	100%
Core Income Funding III LLC (Delaware)	100%
Core Income Funding IV LLC (Delaware)	100%
Core Income Funding V LLC (Delaware)	100%
Core Income Funding VI LLC (Delaware)	100%
Core Income Funding VII LLC (Delaware)	100%
Core Income Funding VIII LLC (Delaware)	100%
Core Income Funding IX LLC (Delaware)	100%
Owl Rock CLO VIII, LLC (Delaware)	100%
Owl Rock CLO XI, LLC (Delaware)	100%
Owl Rock CLO XII, LLC (Delaware)	100%
Owl Rock CLO XV, LLC (Delaware)	100%
Owl Rock CLO XVI, LLC (Delaware)	100%
Owl Rock CLO XVII, LLC (Delaware)	100%
Owl Rock CLO XVIII, LLC (Delaware)	100%
Owl Rock CLO XIX, LLC (Delaware)	100%
Owl Rock CLO XXII, LLC (Delaware)	100%
See “Management of the Company,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Shareholders” in the Prospectus contained herein.

Item 29.    Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s common stock at August 1, 2025.

Title of Class	Number of Record Holders
Class S Shares	40,973
Class D Shares	1,134
Class I Shares	37,107
Item 30.    Indemnification
The information contained under the heading “Description of our Capital Stock” is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.
Item 31.    Business and Other Connections of Adviser
A description of any other business, profession, vocation or employment of a substantial nature in which Blue Owl Credit Advisors LLC, and each managing director, director or executive officer of Blue Owl Credit Advisors LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Adviser.” Additional information regarding Blue Owl Credit Advisors LLC and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-107232), and is incorporated herein by reference.
Item 32.    Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1)the Registrant, 399 Park Avenue, New York, NY 10022;
(2)the Transfer Agent, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105;
(3)the Custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171;
(4)the Investment Adviser, 399 Park Avenue, New York, NY 10022; and

(5)the Administrator, 399 Park Avenue, New York, NY 10022.
Item 33.    Management Services
Not Applicable.
Item 34.    Undertakings
We hereby undertake:
(1)To suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus. Provided, however, that this paragraph does not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form to register an offering in reliance on Rule 415 under the Securities Act; and
(2)to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act; and
(3)Not applicable;
(4)If the Registrant is filing a registration statement permitted by Rule 430A under the Securities Act, an undertaking that: a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.; and
(5)Not applicable;
(6)Request for acceleration of effective date or filing of registration statement becoming effective upon filing. Include the following if acceleration is requested of the effective date of the registration statement pursuant to Rule 461 under the Securities Act, or if a registration statement filed pursuant to General Instruction A.2 of this Form will become effective upon filing with the Commission pursuant to Rule 462(e) or (f) under the Securities Act, and:
a.Any provision or arrangement exists whereby the Registrant may indemnify a director, officer or controlling person of the Registrant against liabilities arising under the Securities Act, or
b.The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter, and
c.The benefits of such indemnification are not waived by such persons:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(7)to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 21st day of August, 2025.

BLUE OWL CREDIT INCOME CORP.

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Operating Officer and Chief Financial Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 21, 2025.

Name	Title

/s/ Craig W. Packer	Chief Executive Officer and Director
Craig W. Packer

/s/ Edward D’Alelio*	Chairman of the Board, Director
Edward D’Alelio

/s/ Melissa Weiler*	Director
Melissa Weiler

/s/ Christopher M. Temple*	Director
Christopher M. Temple

/s/ Eric Kaye*	Director
Eric Kaye

/s/ Victor Woolridge*	Director
Victor Woolridge

/s/ Jonathan Lamm	Chief Operating Officer and Chief Financial Officer
Jonathan Lamm

/s/ Matthew Swatt*	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer
Matthew Swatt

/s/ Shari Withem*	Co-Treasurer, Co-Controller, and Co-Chief Accounting Officer
Shari Withem

*By:	/s/ Jonathan Lamm
Jonathan Lamm
As Agent or Attorney-in-Fact
__________________
*Signed by Jonathan Lamm and Craig W. Packer pursuant to a power of attorney signed by Messrs. D’Alelio, Temple, Kaye, Swatt, Woolridge and Mses. Weiler and Withem, signed by each individual and filed as an exhibit to this Registration Statement on August 21, 2025.